UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia

Rydex Variable Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

*Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2012, originally filed with the Securities and Exchange Commission on March 11, 2013 (Accession Number 0001144204-13-014234) to amend Item 1 “Reports to Stockholders.” The purpose of this amendment is to supplement the Annual Shareholder Reports for the Rydex Variable Trust.

Item 1 (supplemented further herein) of this Form N-CSR is incorporated by reference to the Form N-CSR filed on EDGAR on March 11, 2013 (Accession Number 0001144204-13-014234).

Item 1. Reports to Stockholders.

This Supplement updates certain information contained in the above-dated Annual Report for the Rydex Variable Trust.

DOMESTIC EQUITY FUNDS

NOVA FUND

INVERSE S&P 500 STRATEGY FUND

NASDAQ-100® FUND

INVERSE NASDAQ-100® STRATEGY FUND

S&P 500 2x STRATEGY FUND

NASDAQ-100® 2x STRATEGY FUND

MID-CAP 1.5x STRATEGY FUND

INVERSE MID-CAP STRATEGY FUND

RUSSELL 2000® 2x STRATEGY FUND

RUSSELL 2000® 1.5x STRATEGY FUND

INVERSE RUSSELL 2000® STRATEGY FUND

DOW 2x STRATEGY FUND

INVERSE DOW 2x STRATEGY FUND

FIXED INCOME FUNDS GOVERNMENT LONG BOND 1.2x STRATEGY FUND INVERSE GOVERNMENT LONG BOND STRATEGY FUND MONEY MARKET FUND U.S. GOVERNMENT MONEY MARKET FUND

RVATB1-ANN-2-1212x1213

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 16 of our Rydex Variable Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– Nova Fund

– Inverse S&P 500 Strategy Fund

– NASDAQ-100® Fund

– Inverse NASDAQ-100® Strategy Fund

– S&P 500 2x Strategy Fund

– NASDAQ-100® 2x Strategy Fund

– Mid-Cap 1.5x Strategy Fund

– Inverse Mid-Cap Strategy Fund

– Russell 2000® 2x Strategy Fund

– Russell 2000® 1.5x Strategy Fund

– Inverse Russell 2000® Strategy Fund

– Dow 2x Strategy Fund

– Inverse Dow 2x Strategy Fund

– Government Long Bond 1.2x Strategy Fund

– Inverse Government Long Bond Strategy Fund

– U.S. Government Money Market Fund

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

Fixed Income Funds are not suitable for all investors. • In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. • It is important to note that the fund is not guaranteed by the U.S. government. • There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance.

The U.S. Government Money Market Fund may not be suitable for all investors. • An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. It is possible to lose money by investing in the Series. The principal risks of investing in the Fund are listed below. The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations. Regulations of money market funds are evolving. New regulations may affect negatively the Fund’s performance, yield and cost.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500(“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

4 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.56%	7.82%	$1,000.00	$1,078.20	$8.15
Inverse S&P 500 Strategy Fund	1.71%	(7.01%)	1,000.00	929.90	8.30
NASDAQ-100® Fund	1.59%	1.76%	1,000.00	1,017.60	8.06
Inverse NASDAQ-100® Strategy Fund	1.74%	(4.00%)	1,000.00	960.00	8.57
S&P 500 2x Strategy Fund	1.71%	10.23%	1,000.00	1,102.30	9.04
NASDAQ-100® 2x Strategy Fund	1.75%	2.93%	1,000.00	1,029.30	8.93
Mid-Cap 1.5x Strategy Fund	1.70%	12.43%	1,000.00	1,124.30	9.08
Inverse Mid-Cap Strategy Fund	1.71%	(9.61%)	1,000.00	903.90	8.18
Russell 2000® 2x Strategy Fund	1.70%	12.47%	1,000.00	1,124.70	9.08
Russell 2000® 1.5x Strategy Fund	1.75%	9.71%	1,000.00	1,097.10	9.22
Inverse Russell 2000® Strategy Fund	1.92%	(8.51%)	1,000.00	914.90	9.24
Dow 2x Strategy Fund	1.73%	4.57%	1,000.00	1,045.70	8.90
Inverse Dow 2x Strategy Fund	1.73%	(8.48%)	1,000.00	915.20	8.33
Government Long Bond 1.2x Strategy Fund	1.27%	(2.17%)	1,000.00	978.30	6.32
Inverse Government Long Bond Strategy Fund	3.48%	0.00%	1,000.00	1,000.00	17.50
U.S. Government Money Market Fund	0.15%	0.00%	1,000.00	1,000.00	0.75

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.56%	5.00%	$1,000.00	$1,017.29	$7.91
Inverse S&P 500 Strategy Fund	1.71%	5.00%	1,000.00	1,016.54	8.67
NASDAQ-100® Fund	1.59%	5.00%	1,000.00	1,017.14	8.06
Inverse NASDAQ-100® Strategy Fund	1.74%	5.00%	1,000.00	1,016.39	8.82
S&P 500 2x Strategy Fund	1.71%	5.00%	1,000.00	1,016.54	8.67
NASDAQ-100® 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.34	8.87
Mid-Cap 1.5x Strategy Fund	1.70%	5.00%	1,000.00	1,016.59	8.62
Inverse Mid-Cap Strategy Fund	1.71%	5.00%	1,000.00	1,016.54	8.67
Russell 2000® 2x Strategy Fund	1.70%	5.00%	1,000.00	1,016.59	8.62
Russell 2000® 1.5x Strategy Fund	1.75%	5.00%	1,000.00	1,016.34	8.87
Inverse Russell 2000® Strategy Fund	1.92%	5.00%	1,000.00	1,015.48	9.73
Dow 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.44	8.77
Inverse Dow 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.44	8.77
Government Long Bond 1.2x Strategy Fund	1.27%	5.00%	1,000.00	1,018.75	6.44
Inverse Government Long Bond Strategy Fund	3.48%	5.00%	1,000.00	1,007.64	17.56
U.S. Government Money Market Fund	0.15%	5.00%	1,000.00	1,024.38	0.76

[1]	This ratio represents annualized Total Expenses, which include interest expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.70%.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

THE RYDEX FUNDS ANNUAL REPORT | 7

performance report and FUND PROFILE (Unaudited)	December 31, 2012

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 22.25%, while the S&P 500 Index gained 16.00% over the same time period.

Sectors contributing most to performance of the underlying index were Financials and Information Technology. No sectors detracted from performance, but the sectors contributing least were Utilities and Materials.

Apple, Inc., Bank of America Corp. and JPMorgan Chase & Co. contributed the most performance to the underlying index for 2012. Hewlett-Packard Co., Intel Corp. and Occidental Petroleum Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Exxon Mobil Corp.	2.4%
General Electric Co.	1.3%
Chevron Corp.	1.3%
International Business Machines Corp.	1.2%
Microsoft Corp.	1.2%
Johnson & Johnson	1.2%
AT&T, Inc.	1.2%
Google, Inc. — Class A	1.2%
Procter & Gamble Co.	1.1%
Top Ten Total	15.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Nova Fund	22.25%	-2.21%	5.99%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2012
NOVA FUND

	Shares	Value

COMMON STOCKS† - 77.8%

INFORMATION TECHNOLOGY - 14.8%
Apple, Inc.	1,442	$768,628
International Business Machines Corp.	1,626	311,460
Microsoft Corp.	11,595	309,934
Google, Inc. — Class A*	412	292,260
Oracle Corp.	5,754	191,723
QUALCOMM, Inc.	2,608	161,747
Cisco Systems, Inc.	8,126	159,676
Intel Corp.	7,617	157,138
Visa, Inc. — Class A	796	120,658
eBay, Inc.*	1,788	91,224
Mastercard, Inc. — Class A	169	83,026
EMC Corp.*	3,225	81,592
Accenture plc — Class A	974	64,771
Texas Instruments, Inc.	1,716	53,093
Hewlett-Packard Co.	3,010	42,893
Automatic Data Processing, Inc.	744	42,415
Salesforce.com, Inc.*	204	34,292
Cognizant Technology Solutions Corp. —
Class A*	460	34,063
Yahoo!, Inc.*	1,593	31,701
Corning, Inc.	2,262	28,546
Adobe Systems, Inc.*	756	28,486
Broadcom Corp. — Class A	797	26,468
Intuit, Inc.	426	25,347
TE Connectivity Ltd.	647	24,017
Motorola Solutions, Inc.	429	23,887
Dell, Inc.	2,238	22,671
Applied Materials, Inc.	1,833	20,970
Symantec Corp.*	1,062	19,976
Analog Devices, Inc.	460	19,348
Citrix Systems, Inc.*	286	18,805
NetApp, Inc.*	548	18,385
Altera Corp.	495	17,048
Teradata Corp.*	263	16,277
Fiserv, Inc.*	204	16,122
SanDisk Corp.*	368	16,030
Amphenol Corp. — Class A	245	15,852
Seagate Technology plc	514	15,667
Red Hat, Inc.*	295	15,623
Paychex, Inc.	500	15,570
Juniper Networks, Inc.*	789	15,520
Xilinx, Inc.	403	14,468
Western Digital Corp.	336	14,277
Fidelity National Information Services, Inc.	381	13,263
Xerox Corp.	1,934	13,190
Western Union Co.	913	12,426
KLA-Tencor Corp.	260	12,418
Autodesk, Inc.*	344	12,160
Linear Technology Corp.	352	12,074
F5 Networks, Inc.*	124	12,047
NVIDIA Corp.	956	11,749
CA, Inc.	513	11,276
Akamai Technologies, Inc.*	272	11,128
Micron Technology, Inc.*	1,558	9,893
Microchip Technology, Inc.	297	9,679
Lam Research Corp.*	262	9,466
VeriSign, Inc.*	242	9,394
Computer Sciences Corp.	234	9,372
BMC Software, Inc.*	218	8,646
Harris Corp.	173	8,470
Electronic Arts, Inc.*	467	6,786
LSI Corp.*	847	5,997
Molex, Inc.	208	5,685
Jabil Circuit, Inc.	291	5,613
Total System Services, Inc.	245	5,248
FLIR Systems, Inc.	226	5,042
SAIC, Inc.	430	4,868
Teradyne, Inc.*	287	4,847
JDS Uniphase Corp.*	357	4,834
First Solar, Inc.*	92	2,841
Advanced Micro Devices, Inc.*,1	924	2,218
Total Information Technology		3,722,284
FINANCIALS - 12.1%
Wells Fargo & Co.	7,494	256,146
JPMorgan Chase & Co.	5,818	255,818
Berkshire Hathaway, Inc. — Class B*	2,792	250,443
Bank of America Corp.	16,499	191,388
Citigroup, Inc.	4,489	177,585
U.S. Bancorp	2,878	91,923
Goldman Sachs Group, Inc.	676	86,231
American Express Co.	1,490	85,646
American International Group, Inc.*	2,261	79,814
Simon Property Group, Inc.	475	75,092
MetLife, Inc.	1,666	54,879
Capital One Financial Corp.	893	51,731
PNC Financial Services Group, Inc.	808	47,114
American Tower Corp. — Class A	605	46,748
Bank of New York Mellon Corp.	1,789	45,978
Travelers Companies, Inc.	582	41,800
ACE Ltd.	518	41,336
Morgan Stanley	2,116	40,458
BlackRock, Inc. — Class A	192	39,689
Aflac, Inc.	718	38,140
Prudential Financial, Inc.	710	37,864
State Street Corp.	712	33,471
Public Storage	222	32,180
HCP, Inc.	694	31,355
BB&T Corp.	1,071	31,177
Chubb Corp.	401	30,203
Discover Financial Services	773	29,799
Allstate Corp.	736	29,565
Ventas, Inc.	451	29,189
Marsh & McLennan Companies, Inc.	833	28,713
Equity Residential	498	28,221
Aon plc	488	27,133
Franklin Resources, Inc.	207	26,020
Prologis, Inc.	706	25,762
T. Rowe Price Group, Inc.	394	25,661
Boston Properties, Inc.	236	24,971
Health Care REIT, Inc.	399	24,455
AvalonBay Communities, Inc.	180	24,406
Charles Schwab Corp.	1,684	24,182

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
NOVA FUND

	Shares	Value

CME Group, Inc. — Class A	470	$23,834
SunTrust Banks, Inc.	823	23,332
Weyerhaeuser Co.	829	23,063
Fifth Third Bancorp	1,374	20,871
Vornado Realty Trust	259	20,741
Ameriprise Financial, Inc.	315	19,728
Loews Corp.	476	19,397
M&T Bank Corp.	183	18,020
Progressive Corp.	852	17,977
Invesco Ltd.	680	17,741
Host Hotels & Resorts, Inc.	1,109	17,378
Northern Trust Corp.	334	16,753
Regions Financial Corp.	2,163	15,401
Hartford Financial Services Group, Inc.	667	14,967
Moody’s Corp.	297	14,945
IntercontinentalExchange, Inc.*	108	13,371
SLM Corp.	707	12,111
Kimco Realty Corp.	624	12,056
Principal Financial Group, Inc.	422	12,035
KeyCorp	1,429	12,032
NYSE Euronext	372	11,733
XL Group plc — Class A	460	11,528
Lincoln National Corp.	421	10,904
Plum Creek Timber Company, Inc.	243	10,782
CBRE Group, Inc. — Class A*	462	9,194
Comerica, Inc.	289	8,768
Unum Group	421	8,765
Cincinnati Financial Corp.	221	8,654
Huntington Bancshares, Inc.	1,310	8,371
Torchmark Corp.	145	7,492
Leucadia National Corp.	303	7,208
People’s United Financial, Inc.	532	6,432
Apartment Investment & Management
Co. — Class A	227	6,143
Zions Bancorporation	284	6,078
Hudson City Bancorp, Inc.	724	5,886
Genworth Financial, Inc. — Class A*	753	5,655
Legg Mason, Inc.	179	4,604
NASDAQ OMX Group, Inc.	179	4,477
Assurant, Inc.	120	4,164
First Horizon National Corp.	377	3,736
E*TRADE Financial Corp.*	393	3,517
Total Financials		3,042,130
HEALTH CARE - 9.3%
Johnson & Johnson	4,247	297,714
Pfizer, Inc.	11,270	282,651
Merck & Company, Inc.	4,654	190,534
Abbott Laboratories	2,419	158,445
Amgen, Inc.	1,175	101,426
Gilead Sciences, Inc.*	1,160	85,202
UnitedHealth Group, Inc.	1,564	84,832
Bristol-Myers Squibb Co.	2,527	82,355
Eli Lilly & Co.	1,566	77,235
Express Scripts Holding Co.*	1,251	67,554
Medtronic, Inc.	1,548	63,499
Baxter International, Inc.	845	56,328
Biogen Idec, Inc.*	360	52,801
Celgene Corp.*	647	50,932
Allergan, Inc.	467	42,838
Covidien plc	725	41,862
McKesson Corp.	365	35,391
Thermo Fisher Scientific, Inc.	551	35,143
Intuitive Surgical, Inc.*	64	31,384
WellPoint, Inc.	464	28,268
Alexion Pharmaceuticals, Inc.*	296	27,768
Stryker Corp.	442	24,230
Aetna, Inc.	511	23,659
Becton Dickinson and Co.	301	23,535
Cigna Corp.	437	23,362
Agilent Technologies, Inc.	531	21,739
Cardinal Health, Inc.	517	21,290
Zimmer Holdings, Inc.	266	17,732
Cerner Corp.*	227	17,624
Mylan, Inc.*	624	17,148
St. Jude Medical, Inc.	472	17,058
Humana, Inc.	242	16,608
Watson Pharmaceuticals, Inc.*	192	16,512
Edwards Lifesciences Corp.*	177	15,960
AmerisourceBergen Corp. — Class A	360	15,545
Quest Diagnostics, Inc.	245	14,276
DaVita HealthCare Partners, Inc.*	128	14,148
Perrigo Co.	135	14,044
Life Technologies Corp.*	263	12,908
Forest Laboratories, Inc.*	357	12,609
Laboratory Corporation of America
Holdings*	145	12,560
Boston Scientific Corp.*	2,102	12,044
Varian Medical Systems, Inc.*	167	11,730
Waters Corp.*	133	11,587
CR Bard, Inc.	117	11,436
CareFusion Corp.*	340	9,717
Coventry Health Care, Inc.	203	9,100
DENTSPLY International, Inc.	217	8,595
Hospira, Inc.*	255	7,966
PerkinElmer, Inc.	173	5,491
Tenet Healthcare Corp.*	159	5,163
Patterson Companies, Inc.	128	4,381
Total Health Care		2,343,919
CONSUMER DISCRETIONARY - 9.0%
Comcast Corp. — Class A	4,068	152,062
Home Depot, Inc.	2,289	141,575
Amazon.com, Inc.*	555	139,383
McDonald’s Corp.	1,537	135,578
Walt Disney Co.	2,713	135,081
News Corp. — Class A	3,086	78,817
Ford Motor Co.	5,836	75,576
Time Warner, Inc.	1,449	69,306
Lowe’s Companies, Inc.	1,722	61,165
Starbucks Corp.	1,138	61,020
Target Corp.	996	58,933
NIKE, Inc. — Class B	1,118	57,689
Priceline.com, Inc.*	79	49,075
TJX Companies, Inc.	1,116	47,375
DIRECTV*	925	46,398

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
NOVA FUND

	Shares	Value

Yum! Brands, Inc.	692	$45,949
Time Warner Cable, Inc.	462	44,902
Viacom, Inc. — Class B	707	37,287
CBS Corp. — Class B	905	34,435
Johnson Controls, Inc.	1,047	32,143
Carnival Corp.	683	25,114
Coach, Inc.	436	24,203
Macy’s, Inc.	605	23,606
Discovery Communications, Inc. — Class A*	366	23,234
McGraw-Hill Companies, Inc.	421	23,016
AutoZone, Inc.*	62	21,974
VF Corp.	135	20,381
Omnicom Group, Inc.	402	20,084
Bed Bath & Beyond, Inc.*	351	19,624
Mattel, Inc.	529	19,372
Ross Stores, Inc.	340	18,411
Dollar General Corp.*	402	17,724
Starwood Hotels & Resorts Worldwide, Inc.	303	17,380
Delphi Automotive plc*	450	17,213
Limited Brands, Inc.	363	17,083
Harley-Davidson, Inc.	346	16,899
O’Reilly Automotive, Inc.*	175	15,649
Genuine Parts Co.	241	15,323
The Gap, Inc.	455	14,123
Dollar Tree, Inc.*	348	14,115
Ralph Lauren Corp. — Class A	94	14,092
Marriott International, Inc. — Class A	377	14,051
Wynn Resorts Ltd.	124	13,949
Kohl’s Corp.	324	13,926
Chipotle Mexican Grill, Inc. — Class A*	46	13,683
CarMax, Inc.*	350	13,139
BorgWarner, Inc.*	183	13,106
Nordstrom, Inc.	230	12,305
Whirlpool Corp.	119	12,108
Staples, Inc.	1,032	11,764
Wyndham Worldwide Corp.	213	11,334
PetSmart, Inc.	165	11,276
Tiffany & Co.	181	10,379
Newell Rubbermaid, Inc.	438	9,754
Lennar Corp. — Class A	247	9,551
PulteGroup, Inc.*	523	9,498
Family Dollar Stores, Inc.	147	9,321
Darden Restaurants, Inc.	200	9,014
Expedia, Inc.	142	8,726
DR Horton, Inc.	427	8,446
Netflix, Inc.*	87	8,072
H&R Block, Inc.	420	7,799
Fossil, Inc.*	83	7,727
Scripps Networks Interactive, Inc. — Class A	133	7,703
Interpublic Group of Companies, Inc.	660	7,273
TripAdvisor, Inc.*	166	6,965
Garmin Ltd.	166	6,776
Urban Outfitters, Inc.*	165	6,494
Hasbro, Inc.[1]	177	6,354
Gannett Company, Inc.	352	6,340
Abercrombie & Fitch Co. — Class A	124	5,948
Leggett & Platt, Inc.	215	5,852
International Game Technology	405	5,739
Goodyear Tire & Rubber Co.*	377	5,206
Cablevision Systems Corp. — Class A	330	4,930
Best Buy Company, Inc.	413	4,894
Harman International Industries, Inc.	104	4,643
GameStop Corp. — Class A	185	4,642
JC Penney Company, Inc.[1]	215	4,238
Apollo Group, Inc. — Class A*	150	3,138
Big Lots, Inc.*	86	2,448
AutoNation, Inc.*	56	2,223
Washington Post Co. — Class B	6	2,191
Total Consumer Discretionary		2,245,294
ENERGY - 8.5%
Exxon Mobil Corp.	6,979	604,032
Chevron Corp.	2,996	323,987
Schlumberger Ltd.	2,028	140,520
ConocoPhillips	1,858	107,745
Occidental Petroleum Corp.	1,240	94,996
Anadarko Petroleum Corp.	762	56,625
Phillips 66	958	50,870
EOG Resources, Inc.	420	50,732
Halliburton Co.	1,422	49,329
Apache Corp.	599	47,022
National Oilwell Varco, Inc.	650	44,428
Kinder Morgan, Inc.	965	34,094
Williams Companies, Inc.	1,027	33,624
Marathon Oil Corp.	1,085	33,266
Marathon Petroleum Corp.	517	32,571
Devon Energy Corp.	582	30,287
Valero Energy Corp.	843	28,763
Spectra Energy Corp.	1,023	28,010
Noble Energy, Inc.	272	27,673
Baker Hughes, Inc.	673	27,485
Hess Corp.	455	24,097
Cameron International Corp.*	378	21,342
Ensco plc — Class A	359	21,281
Pioneer Natural Resources Co.	187	19,932
Southwestern Energy Co.*	532	17,774
Murphy Oil Corp.	283	16,853
Cabot Oil & Gas Corp.	321	15,967
Range Resources Corp.	254	15,959
FMC Technologies, Inc.*	363	15,547
Noble Corp.	387	13,475
Equities Corp.	225	13,271
Chesapeake Energy Corp.	794	13,196
CONSOL Energy, Inc.	349	11,203
Peabody Energy Corp.	416	11,070
Denbury Resources, Inc.*	592	9,590
Tesoro Corp.	211	9,295
Helmerich & Payne, Inc.	162	9,074
QEP Resources, Inc.	271	8,203
Diamond Offshore Drilling, Inc.	106	7,204
Nabors Industries Ltd.*	450	6,503
Rowan Companies plc — Class A*	187	5,847
Newfield Exploration Co.*	207	5,543
WPX Energy, Inc.*	305	4,538
Total Energy		2,142,823

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
NOVA FUND

	Shares	Value

CONSUMER STAPLES - 8.3%
Procter & Gamble Co.	4,185	$284,120
Coca-Cola Co.	5,905	214,057
Philip Morris International, Inc.	2,557	213,867
Wal-Mart Stores, Inc.	2,560	174,669
PepsiCo, Inc.	2,368	162,042
Altria Group, Inc.	3,100	97,402
CVS Caremark Corp.	1,908	92,252
Colgate-Palmolive Co.	680	71,087
Mondelez International, Inc. — Class A	2,716	69,178
Costco Wholesale Corp.	662	65,386
Kimberly-Clark Corp.	599	50,574
Walgreen Co.	1,318	48,779
Kraft Foods Group, Inc.	905	41,150
General Mills, Inc.	988	39,925
Sysco Corp.	896	28,367
HJ Heinz Co.	491	28,321
Archer-Daniels-Midland Co.	1,005	27,527
Whole Foods Market, Inc.	267	24,385
Lorillard, Inc.	198	23,101
Estee Lauder Companies, Inc. — Class A	367	21,969
Kellogg Co.	384	21,446
Reynolds American, Inc.	496	20,549
Mead Johnson Nutrition Co. — Class A	311	20,492
Kroger Co.	787	20,478
ConAgra Foods, Inc.	624	18,408
Hershey Co.	229	16,538
Beam, Inc.	248	15,150
Brown-Forman Corp. — Class B	234	14,801
Clorox Co.	196	14,351
JM Smucker Co.	166	14,316
Dr Pepper Snapple Group, Inc.	319	14,093
Coca-Cola Enterprises, Inc.	413	13,104
McCormick & Company, Inc.	199	12,642
Monster Beverage Corp.*	228	12,057
Molson Coors Brewing Co. — Class B	241	10,312
Campbell Soup Co.[1]	274	9,560
Avon Products, Inc.	662	9,506
Tyson Foods, Inc. — Class A	438	8,497
Constellation Brands, Inc. — Class A*	232	8,210
Safeway, Inc.[1]	364	6,585
Hormel Foods Corp.	203	6,336
Dean Foods Co.*	281	4,639
Total Consumer Staples		2,070,228
INDUSTRIALS - 7.9%
General Electric Co.	16,052	336,932
United Technologies Corp.	1,288	105,629
Union Pacific Corp.	720	90,518
3M Co.	974	90,436
Caterpillar, Inc.	997	89,311
United Parcel Service, Inc. — Class B	1,095	80,734
Boeing Co.	1,044	78,676
Honeywell International, Inc.	1,199	76,101
Emerson Electric Co.	1,105	58,521
Deere & Co.	600	51,852
Danaher Corp.	896	50,087
Precision Castparts Corp.	224	42,430
FedEx Corp.	447	40,999
Illinois Tool Works, Inc.	653	39,709
Eaton Corporation plc	711	38,536
Lockheed Martin Corp.	409	37,747
General Dynamics Corp.	507	35,120
CSX Corp.	1,579	31,154
Norfolk Southern Corp.	484	29,931
Cummins, Inc.	271	29,363
Raytheon Co.	505	29,068
Northrop Grumman Corp.	376	25,410
PACCAR, Inc.	537	24,278
Waste Management, Inc.	667	22,505
Tyco International Ltd.	714	20,885
Ingersoll-Rand plc	429	20,575
Parker Hannifin Corp.	230	19,564
Fastenal Co.	418	19,516
Stanley Black & Decker, Inc.	258	19,084
WW Grainger, Inc.	94	19,023
Dover Corp.	274	18,005
Rockwell Automation, Inc.	213	17,890
Roper Industries, Inc.	151	16,833
ADT Corp.	352	16,364
Pentair Ltd.	322	15,826
CH Robinson Worldwide, Inc.	248	15,679
Fluor Corp.	255	14,979
Republic Services, Inc. — Class A	458	13,433
Expeditors International of Washington, Inc.	318	12,577
Rockwell Collins, Inc.	213	12,390
Stericycle, Inc.*	131	12,218
Southwest Airlines Co.	1,130	11,571
L-3 Communications Holdings, Inc.	144	11,033
Flowserve Corp.	74	10,863
Textron, Inc.	430	10,660
Joy Global, Inc.	167	10,651
Pall Corp.	170	10,244
Equifax, Inc.	183	9,904
Masco Corp.	552	9,196
Quanta Services, Inc.*	326	8,897
Jacobs Engineering Group, Inc.*	199	8,471
Iron Mountain, Inc.	255	7,917
Xylem, Inc.	284	7,696
Snap-on, Inc.	91	7,188
Robert Half International, Inc.	215	6,841
Cintas Corp.	163	6,667
Avery Dennison Corp.	152	5,308
Dun & Bradstreet Corp.	65	5,112
Ryder System, Inc.	81	4,044
Pitney Bowes, Inc.[1]	308	3,277
Total Industrials		1,975,428
MATERIALS - 2.8%
Monsanto Co.	818	77,425
EI du Pont de Nemours & Co.	1,427	64,172
Dow Chemical Co.	1,833	59,243
Freeport-McMoRan Copper & Gold, Inc.	1,450	49,590
Praxair, Inc.	453	49,582
Newmont Mining Corp.	757	35,155
LyondellBasell Industries N.V. — Class A	579	33,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
NOVA FUND

	Shares	Value

PPG Industries, Inc.	233	$31,537
Ecolab, Inc.	409	29,407
Air Products & Chemicals, Inc.	324	27,222
International Paper Co.	672	26,772
Mosaic Co.	424	24,011
Nucor Corp.	484	20,898
Sherwin-Williams Co.	131	20,150
CF Industries Holdings, Inc.	96	19,503
Eastman Chemical Co.	235	15,992
Alcoa, Inc.	1,630	14,148
Sigma-Aldrich Corp.	184	13,539
FMC Corp.	210	12,289
Ball Corp.	239	10,695
Vulcan Materials Co.	194	10,098
Airgas, Inc.	107	9,768
MeadWestvaco Corp.	271	8,637
Cliffs Natural Resources,Inc.	218	8,406
International Flavors & Fragrances, Inc.	125	8,318
Bemis Company, Inc.	163	5,454
Owens-Illinois, Inc.*	252	5,360
Sealed Air Corp.	302	5,288
United States Steel Corp.[1]	218	5,204
Allegheny Technologies, Inc.	160	4,858
Total Materials		705,775
UTILITIES - 2.7%
Duke Energy Corp.	1,078	68,775
Southern Co.	1,338	57,280
Dominion Resources, Inc.	885	45,844
NextEra Energy, Inc.	647	44,766
Exelon Corp.	1,306	38,840
American Electric Power Company, Inc.	747	31,882
FirstEnergy Corp.	640	26,726
PG&E Corp.	663	26,639
PPL Corp.	895	25,624
Consolidated Edison, Inc.	448	24,882
Sempra Energy	344	24,403
Public Service Enterprise Group, Inc.	770	23,562
Edison International	499	22,550
Xcel Energy, Inc.	742	19,819
Northeast Utilities	478	18,680
Entergy Corp.	269	17,149
DTE Energy Co.	263	15,793
ONEOK, Inc.	313	13,381
Wisconsin Energy Corp.	357	13,155
CenterPoint Energy, Inc.	653	12,570
NiSource, Inc.	472	11,748
Ameren Corp.	369	11,336
NRG Energy, Inc.	491	11,288
AES Corp.	945	10,112
CMS Energy Corp.	404	9,850
SCANA Corp.	205	9,356
Pinnacle West Capital Corp.	173	8,820
AGL Resources, Inc.	184	7,354
Pepco Holdings, Inc.	350	6,864
Integrys Energy Group, Inc.	122	6,371
TECO Energy, Inc.	312	5,229
Total Utilities		670,648
TELECOMMUNICATION SERVICES - 2.4%
AT&T, Inc.	8,695	293,109
Verizon Communications, Inc.	4,369	189,047
CenturyLink, Inc.	954	37,320
Crown Castle International Corp.*	447	32,256
Sprint Nextel Corp.*	4,602	26,093
Windstream Corp.[1]	898	7,435
Frontier Communications Corp.[1]	1,528	6,540
MetroPCS Communications, Inc.*	485	4,821
Total Telecommunication Services		596,621
Total Common Stocks
(Cost $12,210,866)		19,515,150

	Face
	Amount
REPURCHASE AGREEMENTS††,[2] - 24.1%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$2,909,949	2,909,949
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,046,648	1,046,648
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,046,648	1,046,648
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,046,648	1,046,648
Total Repurchase Agreements
(Cost $6,049,893)		6,049,893
SECURITIES LENDING COLLATERAL††,[4] - 0.1%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	13,021	13,021
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	8,264	8,264
Total Securities Lending Collateral
(Cost $21,285)		21,285
Total Investments - 102.0%
(Cost $18,282,044)		$25,586,328
Other Assets & Liabilities, net - (2.0)%		(507,708)
Total Net Assets - 100.0%		$25,078,620

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
NOVA FUND

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,777,188)	25	$15,593

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
January 2013 S&P 500 Index Swap,
Terminating 01/31/13[5]
(Notional Value $8,372,940)	5,871	$139,566
Barclays Bank plc
January 2013 S&P 500 Index Swap,
Terminating 01/31/13[5]
(Notional Value $5,780,812)	4,053	96,286
Goldman Sachs International
January 2013 S&P 500 Index Swap,
Terminating 01/23/13[5]
(Notional Value $2,536,101)	1,778	(15,501)
(Total Notional Value
$16,689,853)		$220,351

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

NOVA FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $20,793 of securities loaned
(cost $12,210,866)	$19,515,150
Repurchase agreements, at value
(cost $6,071,178)	6,071,178
Total investments
(cost $18,282,044)	25,586,328
Segregated cash with broker	687,500
Unrealized appreciation on swap agreements	235,852
Receivable for swap settlement	16,365
Cash	126
Receivables:
Fund shares sold	123,487
Variation margin	47,188
Dividends	21,520
Securities sold	2,812
Interest	41
Total assets	26,721,219
Liabilities:
Unrealized depreciation on swap agreements	15,501
Payable for:
Fund shares redeemed	1,528,192
Payable upon return of securities loaned	21,285
Management fees	15,201
Transfer agent and administrative fees	5,067
Investor service fees	5,067
Portfolio accounting fees	2,027
Miscellaneous	50,259
Total liabilities	1,642,599
Net assets	$25,078,620
Net assets consist of:
Paid in capital	$42,456,061
Undistributed net investment income	32,241
Accumulated net realized loss on investments	(24,949,910)
Net unrealized appreciation on investments	7,540,228
Net assets	$25,078,620
Capital shares outstanding	283,621
Net asset value per share	$88.42

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $245)	$448,022
Interest	9,214
Income from securities lending, net	54
Total investment income	457,290

Expenses:
Management fees	202,377
Transfer agent and administrative fees	67,459
Investor service fees	67,459
Portfolio accounting fees	26,983
Professional fees	25,355
Custodian fees	5,318
Trustees’ fees*	2,374
Miscellaneous	27,724
Total expenses	425,049
Net investment income	32,241

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	550,885
Swap agreements	2,824,150
Futures contracts	36,064
Net realized gain	3,411,099
Net change in unrealized appreciation (depreciation) on:
Investments	1,977,426
Swap agreements	243,578
Futures contracts	(124,825)
Net change in unrealized appreciation (depreciation)	2,096,179
Net realized and unrealized gain	5,507,278
Net increase in net assets resulting from operations	$5,539,519

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$32,241	$(33,680)
Net realized gain on investments	3,411,099	1,565,291
Net change in unrealized appreciation (depreciation) on investments	2,096,179	(3,346,586)
Net increase (decrease) in net assets resulting from operations	5,539,519	(1,814,975)

Distributions to shareholders from:
Net investment income	—	(12,745)
Total distributions to shareholders	—	(12,745)

Capital share transactions:
Proceeds from sale of shares	136,034,022	161,732,900
Distributions reinvested	—	12,745
Cost of shares redeemed	(138,703,270)	(167,353,710)
Net decrease from capital share transactions	(2,669,248)	(5,608,065)
Net increase (decrease) in net assets	2,870,271	(7,435,785)

Net assets:
Beginning of year	22,208,349	29,644,134
End of year	$25,078,620	$22,208,349
Undistributed net investment income at end of year	$32,241	$—

Capital share activity:
Shares sold	1,621,548	2,171,324
Shares issued from reinvestment of distributions	—	177
Shares redeemed	(1,644,937)	(2,269,291)
Net decrease in shares	(23,389)	(97,790)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$72.34	$73.23	$61.16	$45.50	$100.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.09)	.02	.09	.60
Net gain (loss) on investments (realized and unrealized)	15.98	(.76)	12.19	16.06	(55.40)
Total from investment operations	16.08	(.85)	12.21	16.15	(54.80)
Less distributions from:
Net investment income	—	(.04)	(.14)	(.49)	(.30)
Total distributions	—	(.04)	(.14)	(.49)	(.30)
Net asset value, end of period	$88.42	$72.34	$73.23	$61.16	$45.50

Total Return[b]	22.25%	(1.17%)	19.97%	35.51%	(54.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,079	$22,208	$29,644	$50,561	$35,087
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.13%)	0.03%	0.19%	0.75%
Total expenses	1.58%	1.61%	1.55%	1.55%	1.52%
Portfolio turnover rate	119%	146%	58%	84%	182%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 19

performance report and FUND PROFILE (Unaudited)	December 31, 2012

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned -16.98%, while the S&P 500 Index gained 16.00% over the same time period.

Sectors contributing most to performance of the underlying index were Financials and Information Technology. No sectors detracted from performance, but the sectors contributing least were Utilities and Materials.

Apple, Inc., Bank of America Corp. and JPMorgan Chase & Co. contributed the most performance to the underlying index for 2012. Hewlett-Packard Co., Intel Corp. and Occidental Petroleum Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

20 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Inverse S&P 500 Strategy Fund	-16.98%	-8.75%	-8.72%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2012
INVERSE S&P 500 STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 58.9%
Federal Home Loan Bank[1]
0.05% due 01/02/13	$2,000,000	$2,000,000
Federal Farm Credit Bank[1]
0.11% due 01/07/13	2,000,000	1,999,993
Fannie Mae[2]
0.08% due 01/11/13	2,000,000	1,999,956
Total Federal Agency Discount Notes
(Cost $5,999,916)		5,999,949
REPURCHASE AGREEMENTS††,3 - 46.1%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[4]	2,171,810	2,171,810
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	838,701	838,701
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	838,701	838,701
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	838,701	838,701
Total Repurchase Agreements
(Cost $4,687,913)		4,687,913
Total Investments - 105.0%
(Cost $10,687,829)		$10,687,862
Other Assets & Liabilities, net - (5.0)%		(510,278)
Total Net Assets - 100.0%		$10,177,584

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $355,438)	5	$(1,966)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2013 S&P 500 Index Swap,
Terminating 01/23/13[5]
(Notional Value $5,405,632)	3,790	$29,493
Credit Suisse Capital, LLC
January 2013 S&P 500 Index Swap,
Terminating 01/31/13[5]
(Notional Value $1,485,890)	1,042	(24,774)
Barclays Bank plc
January 2013 S&P 500 Index Swap,
Terminating 01/31/13[5]
(Notional Value $2,853,749)	2,001	(47,547)
(Total Notional Value
$9,745,271)		$(42,828)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500 STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $5,999,916)	$5,999,949
Repurchase agreements, at value
(cost $4,687,913)	4,687,913
Total investments
(cost $10,687,829)	10,687,862
Segregated cash with broker	297,500
Unrealized appreciation on swap agreements	29,493
Receivables:
Fund shares sold	32,558
Interest	16
Total assets	11,047,429
Liabilities:
Unrealized depreciation on swap agreements	72,321
Payable for:
Fund shares redeemed	721,031
Swap settlement	19,992
Variation margin	9,438
Management fees	8,205
Transfer agent and administrative fees	2,279
Investor service fees	2,279
Portfolio accounting fees	912
Miscellaneous	33,388
Total liabilities	869,845
Net assets	$10,177,584
Net assets consist of:
Paid in capital	$26,524,841
Undistributed net investment income	—
Accumulated net realized loss on investments	(16,302,496)
Net unrealized depreciation on investments	(44,761)
Net assets	$10,177,584
Capital shares outstanding	383,389
Net asset value per share	$26.55

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$21,808
Total investment income	21,808

Expenses:
Management fees	161,682
Transfer agent and administrative fees	44,912
Investor service fees	44,912
Portfolio accounting fees	17,965
Professional fees	16,722
Custodian fees	3,511
Trustees’ fees*	1,805
Miscellaneous	18,213
Total expenses	309,722
Net investment loss	(287,914)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(1,349,192)
Futures contracts	(1,370,240)
Net realized loss	(2,719,432)
Net change in unrealized appreciation (depreciation) on:
Investments	51
Swap agreements	(79,202)
Futures contracts	10,622
Net change in unrealized appreciation (depreciation)	(68,529)
Net realized and unrealized loss	(2,787,961)
Net decrease in net assets resulting from operations	$(3,075,875)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

INVERSE S&P 500 STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(287,914)	$(374,774)
Net realized loss on investments	(2,719,432)	(3,740,129)
Net change in unrealized appreciation (depreciation) on investments	(68,529)	30,414
Net decrease in net assets resulting from operations	(3,075,875)	(4,084,489)

Capital share transactions:
Proceeds from sale of shares	214,557,640	394,998,962
Cost of shares redeemed	(215,104,613)	(395,099,572)
Net decrease from capital share transactions	(546,973)	(100,610)
Net decrease in net assets	(3,622,848)	(4,185,099)

Net assets:
Beginning of year	13,800,432	17,985,531
End of year	$10,177,584	$13,800,432
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	7,549,799	11,654,915
Shares redeemed	(7,597,912)	(11,734,938)
Net decrease in shares	(48,113)	(80,023)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500 STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$31.98	$35.16	$42.34	$58.44	$42.21
Income (loss) from investment operations:
Net investment loss[a]	(.45)	(.57)	(.63)	(.84)	(.07)
Net gain (loss) on investments (realized and unrealized)	(4.98)	(2.61)	(6.55)	(15.26)	16.17
Total from investment operations	(5.43)	(3.18)	(7.18)	(16.10)	16.10
Less distributions from:
Net investment income	—	—	—	—	(.36)
Total distributions	—	—	—	—	(.36)
Other capital items	—	—	—	—	.49 [c]
Net asset value, end of period	$26.55	$31.98	$35.16	$42.34	$58.44

Total Return[b]	(16.98%)	(9.04%)	(16.96%)	(27.55%)	39.25%[c]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,178	$13,800	$17,986	$22,964	$23,877
Ratios to average net assets:
Net investment loss	(1.60%)	(1.70%)	(1.55%)	(1.57%)	(0.14%)
Total expenses	1.72%	1.75%	1.70%	1.72%	1.67%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Excluding the Capital Contribution, the Fund’s total return would have been 38.09%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2012, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund rose 16.77%, while the NASDAQ-100 Index gained 18.35% over the same time period.

Information Technology, which accounted for 67% of the underlying index, and Consumer Discretionary contributed most to the performance of the underlying index during the year, while lightly weighted Materials contributed least to return. Telecommunication Services was the only sector to detract from return for the period.

Apple, Inc., Oracle Corp. and Amazon.com, Inc., were the stocks contributing most to performance of the underlying index for the year, while Intel Corp., Dell, Inc. and Apollo Group, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	14.4%
Microsoft Corp.	6.4%
Google, Inc. — Class A	5.4%
Oracle Corp.	4.6%
Amazon.com, Inc.	3.3%
QUALCOMM, Inc.	3.0%
Cisco Systems, Inc.	3.0%
Intel Corp.	2.9%
Comcast Corp. — Class A	2.3%
Amgen, Inc.	1.9%
Top Ten Total	47.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	16.77%	4.53%	9.60%
NASDAQ-100 Index	18.35%	5.89%	11.13%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	December 31, 2012
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 88.0%

INFORMATION TECHNOLOGY - 56.0%
Apple, Inc.	10,519	$5,606,942
Microsoft Corp.	94,140	2,516,363
Google, Inc. — Class A*	2,960	2,099,734
Oracle Corp.	53,897	1,795,848
QUALCOMM, Inc.	19,057	1,181,915
Cisco Systems, Inc.	59,380	1,166,817
Intel Corp.	55,654	1,148,142
eBay, Inc.*	14,476	738,566
Texas Instruments, Inc.	12,533	387,771
Facebook, Inc. — Class A*	12,297	327,469
Automatic Data Processing, Inc.	5,429	309,507
Baidu, Inc. ADR*	3,067	307,589
Yahoo!, Inc.*	13,225	263,178
Cognizant Technology Solutions Corp. —
Class A*	3,356	248,512
Adobe Systems, Inc.*	5,539	208,709
Intuit, Inc.	3,309	196,886
Dell, Inc.	19,399	196,512
Broadcom Corp. — Class A	5,724	190,094
Applied Materials, Inc.	13,836	158,284
Symantec Corp.*	7,758	145,928
Analog Devices, Inc.	3,370	141,742
Citrix Systems, Inc.*	2,089	137,352
NetApp, Inc.*	4,005	134,368
Activision Blizzard, Inc.	12,449	132,208
Seagate Technology plc	4,226	128,808
Paychex, Inc.	4,064	126,553
Altera Corp.	3,590	123,640
Fiserv, Inc.*	1,497	118,308
SanDisk Corp.*	2,703	117,743
Western Digital Corp.	2,720	115,573
CA, Inc.	5,137	112,911
Equinix, Inc.*	540	111,348
Check Point Software Technologies Ltd.*	2,288	109,000
Xilinx, Inc.	2,914	104,613
Maxim Integrated Products, Inc.	3,257	95,756
Autodesk, Inc.*	2,514	88,870
KLA-Tencor Corp.	1,857	88,690
Linear Technology Corp.	2,584	88,631
Avago Technologies Ltd.	2,739	86,717
NVIDIA Corp.	6,993	85,944
F5 Networks, Inc.*	880	85,492
Akamai Technologies, Inc.*	1,983	81,125
Nuance Communications, Inc.*	3,497	78,053
Micron Technology, Inc.*	11,384	72,288
Microchip Technology, Inc.[1]	2,180	71,046
BMC Software, Inc.*	1,734	68,770
Total Information Technology		21,900,315
CONSUMER DISCretionary - 15.0%
Amazon.com, Inc.*	5,064	1,271,772
Comcast Corp. — Class A	23,703	886,017
Starbucks Corp.	8,320	446,118
News Corp. — Class A	17,288	441,536
Priceline.com, Inc.*	554	344,145
DIRECTV*	6,755	338,831
Viacom, Inc. — Class B	5,042	265,915
Sirius XM Radio, Inc.	58,245	168,328
Bed Bath & Beyond, Inc.*	2,568	143,577
Liberty Media Corporation - Liberty
Capital — Class A*	1,230	142,692
Mattel, Inc.	3,840	140,621
Ross Stores, Inc.	2,508	135,808
Wynn Resorts Ltd.	1,128	126,889
O’Reilly Automotive, Inc.*	1,280	114,458
Liberty Interactive Corp. — Class A*	5,757	113,298
Virgin Media, Inc.[1]	3,000	110,250
Dollar Tree, Inc.*	2,536	102,860
Discovery Communications, Inc. —
Class A*	1,620	102,838
Liberty Global, Inc. — Class A*	1,610	101,414
Garmin Ltd.[1]	2,184	89,151
Staples, Inc.	7,538	85,933
Expedia, Inc.	1,365	83,879
Fossil, Inc.*	671	62,470
Sears Holdings Corp.*,1	1,185	49,012
Total Consumer Discretionary		5,867,812
HEALTH CARE - 10.4%
Amgen, Inc.	8,584	740,972
Gilead Sciences, Inc.*	8,472	622,268
Express Scripts Holding Co.*	9,128	492,912
Biogen Idec, Inc.*	2,644	387,795
Celgene Corp.*	4,729	372,267
Intuitive Surgical, Inc.*	448	219,686
Alexion Pharmaceuticals, Inc.*	2,177	204,224
Regeneron Pharmaceuticals, Inc.*	1,060	181,334
Cerner Corp.*	1,915	148,681
Mylan, Inc.*	4,561	125,336
Perrigo Co.	1,051	109,336
Catamaran Corp.*	2,290	107,882
Vertex Pharmaceuticals, Inc.*	2,426	101,746
Life Technologies Corp.*	1,921	94,283
Henry Schein, Inc.*	983	79,092
DENTSPLY International, Inc.	1,584	62,742
Total Health Care		4,050,556
CONSUMER STAPLES - 3.3%
Mondelez International, Inc. —
Class A	19,878	506,293
Costco Wholesale Corp.	4,838	477,849
Whole Foods Market, Inc.	2,076	189,601
Monster Beverage Corp.*	1,913	101,159
Total Consumer Staples		1,274,902
INDUSTRIALS - 1.9%
PACCAR, Inc.	3,944	178,308
Fastenal Co.	3,311	154,591
CH Robinson Worldwide, Inc.	1,806	114,175
Verisk Analytics, Inc. — Class A*	1,870	95,370
Expeditors International of
Washington, Inc.	2,336	92,389
Stericycle, Inc.*	959	89,446
Total Industrials		724,279

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
NASDAQ-100® FUND

	Shares	Value

TELECOMMUNICATION SERVICES - 1.0%
Vodafone Group plc ADR	10,902	$274,622
SBA Communications Corp. — Class A*	1,410	100,138
Total Telecommunication Services		374,760
MATERIALS - 0.4%
Sigma-Aldrich Corp.	1,345	98,965
Randgold Resources Ltd. ADR	583	57,863
Total Materials		156,828
Total Common Stocks
(Cost $14,388,245)		34,349,452

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 11.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$1,669,943	1,669,943
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	993,549	993,549
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	993,549	993,549
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	993,549	993,549
Total Repurchase Agreements
(Cost $4,650,590)		4,650,590

SECURITIES LENDING COLLATERAL††,4 - 0.3%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	83,071	83,071
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	52,723	52,723
Total Securities Lending Collateral
(Cost $135,794)		135,794
Total Investments - 100.2%
(Cost $19,174,629)		$39,135,836
Other Assets & Liabilities, net - (0.2)%		(89,187)
Total Net Assets - 100.0%		$39,046,649

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 NASDAQ-100 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $531,250)	10	$(278)

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
January 2013 NASDAQ-100 Index Swap,
Terminating 01/23/13[5]
(Notional Value $2,828,376)	1,063	$25,735
Barclays Bank plc
January 2013 NASDAQ-100 Index Swap,
Terminating 01/31/13[5]
(Notional Value $826,411)	311	16,942
Credit Suisse Capital, LLC
January 2013 NASDAQ-100 Index Swap,
Terminating 01/31/13[5]
(Notional Value $487,872)	183	9,999
(Total Notional Value
$4,142,659)		$52,676

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

NASDAQ-100® FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $135,121 of
securities loaned
(cost $14,388,245)	$34,349,452
Repurchase agreements, at value
(cost $4,786,384)	4,786,384
Total investments
(cost $19,174,629)	39,135,836
Segregated cash with broker	120,000
Unrealized appreciation on swap agreements	52,676
Cash	1,027
Receivables:
Securities sold	1,013,448
Dividends	17,265
Variation margin	14,050
Fund shares sold	1,716
Interest	243
Total assets	40,356,261
Liabilities:
Payable for:
Fund shares redeemed	1,037,465
Payable upon return of securities loaned	135,794
Management fees	24,386
Transfer agent and administrative fees	8,128
Investor service fees	8,128
Portfolio accounting fees	3,251
Miscellaneous	92,460
Total liabilities	1,309,612
Net assets	$39,046,649
Net assets consist of:
Paid in capital	$28,183,526
Undistributed net investment income	6,491
Accumulated net realized loss on investments	(9,156,973)
Net unrealized appreciation on investments	20,013,605
Net assets	$39,046,649
Capital shares outstanding	1,730,359
Net asset value per share	$22.57

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $72)	$660,342
Interest	8,680
Income from securities lending, net	699
Total investment income	669,721

Expenses:
Management fees	396,264
Transfer agent and administrative fees	132,088
Investor service fees	132,088
Portfolio accounting fees	52,834
Professional fees	50,852
Custodian fees	10,411
Trustees’ fees*	4,769
Miscellaneous	72,513
Total expenses	851,819
Net investment loss	(182,098)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,252,387
Swap agreements	1,232,462
Futures contracts	(22,405)
Foreign currency	22
Net realized gain	3,462,466
Net change in unrealized appreciation (depreciation) on:
Investments	4,259,380
Swap agreements	68,851
Futures contracts	(267)
Net change in unrealized appreciation (depreciation)	4,327,964
Net realized and unrealized gain	7,790,430
Net increase in net assets resulting from operations	$7,608,332

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(182,098)	$(492,845)
Net realized gain on investments	3,462,466	6,374,704
Net change in unrealized appreciation (depreciation) on investments	4,327,964	(6,743,600)
Net increase (decrease) in net assets resulting from operations	7,608,332	(861,741)

Capital Share Transactions:
Proceeds from sale of shares	199,053,673	226,910,655
Cost of shares redeemed	(211,735,302)	(237,224,363)
Net decrease from capital share transactions	(12,681,629)	(10,313,708)
Net decrease in net assets	(5,073,297)	(11,175,449)

Net Assets:
Beginning of year	44,119,946	55,295,395
End of year	$39,046,649	$44,119,946
Undistributed/(Accumulated) net investment income/(loss) at end of year	$6,491	$(1)

Capital Share Activity:
Shares sold	8,894,809	11,600,013
Shares redeemed	(9,447,529)	(12,240,899)
Net decrease in shares	(552,720)	(640,886)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$19.32	$18.91	$15.96	$10.50	$18.12
Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.19)	(.14)	(.12)	(.09)
Net gain (loss) on investments (realized and unrealized)	3.33	.60	3.09	5.58	(7.51)
Total from investment operations	3.25	.41	2.95	5.46	(7.60)
Less distributions from:
Net investment income	—	—	—	—	(.02)
Total distributions	—	—	—	—	(.02)
Net asset value, end of period	$22.57	$19.32	$18.91	$15.96	$10.50

Total Return[b]	16.77%	2.17%	18.48%	52.00%	(41.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,047	$44,120	$55,295	$57,542	$32,986
Ratios to average net assets:
Net investment loss	(0.34%)	(0.98%)	(0.85%)	(0.94%)	(0.62%)
Total expenses	1.61%	1.64%	1.59%	1.59%	1.55%
Portfolio turnover rate	77%	68%	49%	59%	107%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, with the NASDAQ-100 Index up 18.35%, the Inverse NASDAQ-100® Strategy Fund returned -18.64%. For the one-year period ended December 31, 2012, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

Information Technology, which accounted for 67% of the underlying index, and Consumer Discretionary contributed most to the performance of the underlying index during the year, while lightly weighted Materials contributed least to return. Telecommunication Services was the only sector to detract from return for the period.

Apple, Inc., Oracle Corp. and Amazon.com, Inc., were the stocks contributing most to performance of the underlying index for the year, while Intel Corp., Dell, Inc. and Apollo Group, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

34 | The RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	-18.64%	-12.57%	-12.95%
NASDAQ-100 Index	18.35%	5.89%	11.13%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	December 31, 2012
INVERSE NASDAQ-100® STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY NOTES†† - 14.7%
Freddie Mac[1]
0.75% due 03/28/13	$1,000,000	$1,001,504
Total Federal Agency Notes
(Cost $1,001,480)		1,001,504
FEDERAL AgENCY DISCOUNT NOTES†† - 14.7%
Fannie Mae[1]
0.08% due 01/11/13	1,000,000	999,978
Total Federal Agency Discount Notes
(Cost $999,978)		999,978
REPURCHASE AGREEMENTS††,2 - 71.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	1,644,305	1,644,305
Mizuho Financial Group, inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,076,475	1,076,475
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,076,475	1,076,475
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,076,475	1,076,475
Total Repurchase Agreements
(Cost $4,873,730)		4,873,730
Total Investments - 101.0%
(Cost $6,875,188)		$6,875,212
Other Assets & Liabilities, net - (1.0)%		(69,443)
Total Net Assets - 100.0%		$6,805,769

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 NASDAQ-100 Index Mini
Futures Contracts
(Aggregate value of
Contracts $1,593,750)	30	$11,522

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2013 NASDAQ-100 Index Swap,
Terminating 01/23/13[4]
(Notional value $1,216,946)	457	$(11,120)
Barclays Bank plc
January 2013 NASDAQ-100 Index Swap,
Terminating 01/31/13[4]
(Notional value $1,365,590)	513	(27,998)
Credit Suisse Capital, LLC
January 2013 NASDAQ-100 Index Swap,
Terminating 01/31/13[4]
(Notional value $2,710,236)	1,019	(55,544)
(Total Notional Value
$5,292,772)		$(94,662)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. plc — Public Limited Company

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $2,001,458)	$2,001,482
Repurchase agreements, at value
(cost $4,873,730)	4,873,730
Total investments
(cost $6,875,188)	6,875,212
Segregated cash with broker	320,000
Receivables:
Fund shares sold	177,667
Interest	1,954
Total assets	7,374,833
Liabilities:
Unrealized depreciation on swap agreements	94,662
Payable for:
Fund shares redeemed	400,958
Variation margin	42,150
Swap settlement	10,311
Management fees	5,281
Transfer agent and administrative fees	1,467
Investor service fees	1,467
Portfolio accounting fees	587
Miscellaneous	12,181
Total liabilities	569,064
Net assets	$6,805,769
Net assets consist of:
Paid in capital	$31,259,770
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(24,370,884)
Net unrealized depreciation on investments	(83,116)
Net assets	$6,805,769
Capital shares outstanding	787,563
Net asset value per share	$8.64

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$7,754
Total investment income	7,754

Expenses:
Management fees	61,315
Transfer agent and administrative fees	17,032
Investor service fees	17,032
Portfolio accounting fees	6,813
Professional fees	6,411
Custodian fees	1,271
Trustees’ fees*	698
Miscellaneous	9,068
Total expenses	119,640
Net investment loss	(111,886)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(467,393)
Futures contracts	(215,130)
Net realized loss	(682,523)
Net change in unrealized appreciation (depreciation) on:
Investments	43
Swap agreements	(112,754)
Futures contracts	5,045
Net change in unrealized appreciation (depreciation)	(107,666)
Net realized and unrealized loss	(790,189)
Net decrease in net assets resulting from operations	$(902,075)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(111,886)	$(146,189)
Net realized loss on investments	(682,523)	(1,282,054)
Net change in unrealized appreciation (depreciation) on investments	(107,666)	(12,587)
Net decrease in net assets resulting from operations	(902,075)	(1,440,830)

Capital share transactions:
Proceeds from sale of shares	129,937,665	162,231,430
Cost of shares redeemed	(129,653,115)	(161,014,514)
Net increase from capital share transactions	284,550	1,216,916
Net decrease in net assets	(617,525)	(223,914)

Net assets:
Beginning of year	7,423,294	7,647,208
End of year	$6,805,769	$7,423,294
Accumulated net investment loss at end of year	$(1)	$—

Capital share activity:
Shares sold	14,544,540	14,562,624
Shares redeemed	(14,455,849)	(14,511,309)
Net increase in shares	88,691	51,315

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.62	$11.81	$15.00	$25.05	$16.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.19)	(.22)	(.31)	.02
Net gain (loss) on investments (realized and unrealized)	(1.83)	(1.00)	(2.97)	(9.72)	8.13
Total from investment operations	(1.98)	(1.19)	(3.19)	(10.03)	8.15
Less distributions from:
Net investment income	—	—	—	(.02)	(.09)
Total distributions	—	—	—	(.02)	(.09)
Net asset value, end of period	$8.64	$10.62	$11.81	$15.00	$25.05

Total Return[b]	(18.64%)	(10.08%)	(21.27%)	(40.05%)	47.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,806	$7,423	$7,647	$14,309	$12,127
Ratios to average net assets:
Net investment income (loss)	(1.64%)	(1.74%)	(1.59%)	(1.61%)	0.08%
Total expenses	1.76%	1.79%	1.74%	1.75%	1.70%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

performance report and FUND PROFILE (Unaudited)	December 31, 2012

S&P 500 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned 29.39%, while the S&P 500 Index gained 16.00% over the same time period.

Sectors contributing most to performance of the underlying index were Financials and Information Technology. No sectors detracted from performance, but the sectors contributing least were Utilities and Materials.

Apple, Inc., Bank of America Corp. and JPMorgan Chase & Co. contributed the most performance to the underlying index for 2012. Hewlett-Packard Co., Intel Corp. and Occidental Petroleum Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.7%
Exxon Mobil Corp.	2.1%
General Electric Co.	1.2%
Chevron Corp.	1.2%
International Business Machines Corp.	1.1%
Microsoft Corp.	1.1%
Johnson & Johnson	1.1%
AT&T, Inc.	1.0%
Google, Inc. — Class A	1.0%
Procter & Gamble Co.	1.0%
Top Ten Total	13.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

40 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
S&P 500 2x Strategy Fund	29.39%	-6.08%	5.47%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P 500 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 69.4%

INFORMATION TECHNOLOGY - 13.3%
Apple, Inc.	638	$340,072
International Business Machines Corp.	718	137,533
Microsoft Corp.	5,124	136,964
Google, Inc. — Class A*	180	127,687
Oracle Corp.	2,542	84,699
QUALCOMM, Inc.	1,159	71,882
Cisco Systems, Inc.	3,597	70,681
Intel Corp.	3,370	69,524
Visa, Inc. — Class A	356	53,962
eBay, Inc.*	796	40,612
Mastercard, Inc. — Class A	77	37,829
EMC Corp.*	1,429	36,154
Accenture plc — Class A	437	29,061
Texas Instruments, Inc.	757	23,423
Automatic Data Processing, Inc.	334	19,041
Hewlett-Packard Co.	1,331	18,967
Cognizant Technology Solutions Corp. —
Class A*	208	15,402
Salesforce.com, Inc.*	88	14,792
Yahoo!, Inc.*	707	14,069
Corning, Inc.	1,005	12,683
Adobe Systems, Inc.*	336	12,660
Broadcom Corp. — Class A	350	11,624
Intuit, Inc.	189	11,246
Motorola Solutions, Inc.	194	10,802
TE Connectivity Ltd.	283	10,505
Dell, Inc.	986	9,988
Applied Materials, Inc.	811	9,278
Symantec Corp.*	470	8,841
Analog Devices, Inc.	205	8,622
Citrix Systems, Inc.*	126	8,285
NetApp, Inc.*	240	8,052
Amphenol Corp. — Class A	114	7,376
Altera Corp.	214	7,370
Fiserv, Inc.*	90	7,113
SanDisk Corp.*	162	7,057
Seagate Technology plc	231	7,041
Red Hat, Inc.*	132	6,991
Juniper Networks, Inc.*	351	6,904
Teradata Corp.*	111	6,870
Paychex, Inc.	220	6,851
Western Digital Corp.	152	6,458
Xilinx, Inc.	177	6,354
Fidelity National Information
Services, Inc.	168	5,848
Xerox Corp.	856	5,838
Western Union Co.	408	5,553
KLA-Tencor Corp.	116	5,540
F5 Networks, Inc.*	56	5,440
Linear Technology Corp.	158	5,419
Autodesk, Inc.*	148	5,232
NVIDIA Corp.	422	5,186
CA, Inc.	230	5,055
Akamai Technologies, Inc.*	117	4,786
Micron Technology, Inc.*	687	4,362
Microchip Technology, Inc.	133	4,334
Computer Sciences Corp.	108	4,325
VeriSign, Inc.*	109	4,231
Lam Research Corp.*	113	4,083
BMC Software, Inc.*	99	3,926
Harris Corp.	80	3,917
Electronic Arts, Inc.*	205	2,979
LSI Corp.*	373	2,641
Jabil Circuit, Inc.	131	2,527
Molex, Inc.	91	2,487
Total System Services, Inc.	114	2,442
FLIR Systems, Inc.	105	2,343
SAIC, Inc.	197	2,230
Teradyne, Inc.*	127	2,145
JDS Uniphase Corp.*	156	2,112
First Solar, Inc.*	40	1,235
Advanced Micro Devices, Inc.*	408	979
Total Information Technology		1,648,520
FINANCIALS - 10.8%
Wells Fargo & Co.	3,313	113,238
JPMorgan Chase & Co.	2,572	113,091
Berkshire Hathaway, Inc. — Class B*	1,235	110,780
Bank of America Corp.	7,298	84,657
Citigroup, Inc.	1,981	78,368
U.S. Bancorp	1,272	40,628
American Express Co.	664	38,167
Goldman Sachs Group, Inc.	299	38,140
American International Group, Inc.*	999	35,265
Simon Property Group, Inc.	206	32,567
MetLife, Inc.	742	24,441
Capital One Financial Corp.	396	22,940
PNC Financial Services Group, Inc.	359	20,933
American Tower Corp. — Class A	269	20,785
Bank of New York Mellon Corp.	787	20,226
ACE Ltd.	234	18,673
Travelers Companies, Inc.	258	18,530
Morgan Stanley	939	17,954
BlackRock, Inc. — Class A	84	17,364
Aflac, Inc.	319	16,945
Prudential Financial, Inc.	317	16,906
State Street Corp.	319	14,996
Public Storage	100	14,496
HCP, Inc.	310	14,006
BB&T Corp.	475	13,827
Chubb Corp.	179	13,482
Allstate Corp.	330	13,256
Discover Financial Services	342	13,184
Ventas, Inc.	197	12,750
Marsh & McLennan Companies, Inc.	365	12,581
Equity Residential	217	12,298
Aon plc	216	12,010
Franklin Resources, Inc.	93	11,690
Prologis, Inc.	315	11,494
T. Rowe Price Group, Inc.	173	11,267
Boston Properties, Inc.	106	11,216

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
S&P 500 2x STRATEGY FUND

	Shares	Value

Health Care REIT, Inc.	174	$10,664
Charles Schwab Corp.	738	10,598
SunTrust Banks, Inc.	370	10,490
CME Group, Inc. — Class A	206	10,447
Weyerhaeuser Co.	369	10,266
AvalonBay Communities, Inc.	73	9,898
Fifth Third Bancorp	610	9,266
Vornado Realty Trust	112	8,969
Ameriprise Financial, Inc.	141	8,831
Loews Corp.	209	8,517
Progressive Corp.	375	7,913
M&T Bank Corp.	80	7,878
Invesco Ltd.	298	7,775
Host Hotels & Resorts, Inc.	495	7,757
Northern Trust Corp.	152	7,624
Regions Financial Corp.	954	6,792
Moody’s Corp.	132	6,642
Hartford Financial Services Group, Inc.	295	6,620
IntercontinentalExchange, Inc.*	51	6,314
Principal Financial Group, Inc.	191	5,447
SLM Corp.	316	5,413
Kimco Realty Corp.	278	5,371
KeyCorp	630	5,305
NYSE Euronext	163	5,141
XL Group plc — Class A	201	5,037
Lincoln National Corp.	190	4,921
Plum Creek Timber Company, Inc.	105	4,659
CBRE Group, Inc. — Class A*	207	4,119
Cincinnati Financial Corp.	102	3,994
Unum Group	190	3,956
Comerica, Inc.	129	3,914
Huntington Bancshares, Inc.	575	3,674
Torchmark Corp.	65	3,359
Leucadia National Corp.	136	3,235
People’s United Financial, Inc.	231	2,793
Apartment Investment & Management Co. —
Class A	102	2,760
Hudson City Bancorp, Inc.	325	2,642
Zions Bancorporation	123	2,632
Genworth Financial, Inc. — Class A*	330	2,478
Legg Mason, Inc.	78	2,006
NASDAQ OMX Group, Inc.	78	1,951
Assurant, Inc.	56	1,943
First Horizon National Corp.	167	1,655
E*TRADE Financial Corp.*	175	1,566
Total Financials		1,346,383
HEALTH CARE - 8.3%
Johnson & Johnson	1,874	131,368
Pfizer, Inc.	4,985	125,024
Merck & Company, Inc.	2,063	84,459
Abbott Laboratories	1,073	70,282
Amgen, Inc.	521	44,973
UnitedHealth Group, Inc.	694	37,643
Gilead Sciences, Inc.*	511	37,533
Bristol-Myers Squibb Co.	1,120	36,501
Eli Lilly & Co.	691	34,080
Express Scripts Holding Co.*	554	29,916
Medtronic, Inc.	685	28,099
Baxter International, Inc.	374	24,931
Biogen Idec, Inc.*	163	23,907
Celgene Corp.*	284	22,356
Allergan, Inc.	212	19,447
Covidien plc	316	18,246
McKesson Corp.	162	15,708
Thermo Fisher Scientific, Inc.	241	15,370
Intuitive Surgical, Inc.*	30	14,711
WellPoint, Inc.	203	12,367
Alexion Pharmaceuticals, Inc.*	131	12,289
Stryker Corp.	201	11,019
Cigna Corp.	198	10,585
Becton Dickinson and Co.	135	10,556
Aetna, Inc.	224	10,371
Agilent Technologies, Inc.	241	9,867
Cardinal Health, Inc.	230	9,471
Zimmer Holdings, Inc.	120	7,999
Cerner Corp.*	102	7,919
Mylan, Inc.*	281	7,722
Humana, Inc.	112	7,687
St. Jude Medical, Inc.	208	7,517
Watson Pharmaceuticals, Inc.*	85	7,310
DaVita HealthCare Partners, Inc.*	65	7,184
Perrigo Co.	68	7,074
Edwards Lifesciences Corp.*	76	6,853
AmerisourceBergen Corp. — Class A	157	6,779
Quest Diagnostics, Inc.	111	6,468
Laboratory Corporation of America
Holdings*	66	5,717
Life Technologies Corp.*	114	5,595
Waters Corp.*	63	5,489
Forest Laboratories, Inc.*	154	5,439
Boston Scientific Corp.*	928	5,317
CR Bard, Inc.	54	5,278
Varian Medical Systems, Inc.*	71	4,987
CareFusion Corp.*	146	4,173
Coventry Health Care, Inc.	92	4,124
DENTSPLY International, Inc.	99	3,921
Hospira, Inc.*	113	3,530
Tenet Healthcare Corp.*	75	2,435
PerkinElmer, Inc.	76	2,412
Patterson Companies, Inc.	60	2,054
Total Health Care		1,042,062
CONSUMER DISCRETIONARY - 8.0%
Comcast Corp. — Class A	1,801	67,322
Home Depot, Inc.	1,010	62,469
Amazon.com, Inc.*	243	61,027
McDonald’s Corp.	679	59,895
Walt Disney Co.	1,201	59,797
News Corp. — Class A	1,365	34,862
Ford Motor Co.	2,583	33,450
Time Warner, Inc.	641	30,659
Lowe’s Companies, Inc.	760	26,995
Starbucks Corp.	502	26,917
Target Corp.	444	26,272
NIKE, Inc. — Class B	490	25,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
S&P 500 2x STRATEGY FUND

	Shares	Value

TJX Companies, Inc.	490	$20,801
DIRECTV*	405	20,315
Yum! Brands, Inc.	305	20,252
Priceline.com, Inc.*	32	19,878
Time Warner Cable, Inc.	202	19,632
Viacom, Inc. — Class B	316	16,666
CBS Corp. — Class B	404	15,372
Johnson Controls, Inc.	468	14,368
Carnival Corp.	303	11,142
Coach, Inc.	197	10,935
Macy’s, Inc.	270	10,535
McGraw-Hill Companies, Inc.	192	10,496
Discovery Communications, Inc. —
Class A*	160	10,157
VF Corp.	64	9,662
Omnicom Group, Inc.	181	9,043
Mattel, Inc.	237	8,679
Bed Bath & Beyond, Inc.*	152	8,498
Ross Stores, Inc.	156	8,447
Dollar General Corp.*	180	7,937
Delphi Automotive plc*	205	7,841
Chipotle Mexican Grill, Inc. — Class A*	26	7,734
Harley-Davidson, Inc.	158	7,717
Starwood Hotels & Resorts
Worldwide, Inc.	131	7,514
Limited Brands, Inc.	159	7,483
AutoZone, Inc.*	21	7,443
Ralph Lauren Corp. — Class A	46	6,896
Genuine Parts Co.	108	6,867
O’Reilly Automotive, Inc.*	76	6,796
Kohl’s Corp.	147	6,318
Wynn Resorts Ltd.	56	6,299
Marriott International, Inc. — Class A	166	6,187
The Gap, Inc.	198	6,146
Dollar Tree, Inc.*	150	6,084
BorgWarner, Inc.*	83	5,944
CarMax, Inc.*	156	5,856
Nordstrom, Inc.	106	5,671
PetSmart, Inc.	78	5,331
Whirlpool Corp.	52	5,291
Staples, Inc.	453	5,164
Wyndham Worldwide Corp.	97	5,161
Tiffany & Co.	80	4,587
Newell Rubbermaid, Inc.	200	4,454
Family Dollar Stores, Inc.	67	4,248
PulteGroup, Inc.*	232	4,212
Lennar Corp. — Class A	107	4,138
Expedia, Inc.	66	4,056
Darden Restaurants, Inc.	89	4,011
Scripps Networks Interactive, Inc. —
Class A	67	3,881
DR Horton, Inc.	193	3,818
H&R Block, Inc.	184	3,417
Netflix, Inc.*	36	3,340
Fossil, Inc.*	35	3,259
Interpublic Group of Companies, Inc.	289	3,185
Urban Outfitters, Inc.*	79	3,109
TripAdvisor, Inc.*	70	2,937
Hasbro, Inc.	81	2,908
Gannett Company, Inc.	161	2,900
Garmin Ltd.	71	2,898
Abercrombie & Fitch Co. — Class A	57	2,734
Leggett & Platt, Inc.	98	2,668
International Game Technology	182	2,579
Goodyear Tire & Rubber Co.*	165	2,279
Best Buy Company, Inc.	188	2,228
Cablevision Systems Corp. — Class A	146	2,181
Harman International Industries, Inc.	47	2,098
GameStop Corp. — Class A	81	2,032
JC Penney Company, Inc.[1]	97	1,912
Apollo Group, Inc. — Class A*	71	1,485
Washington Post Co. — Class B	4	1,461
AutoNation, Inc.*	28	1,112
Big Lots, Inc.*	38	1,081
Total Consumer Discretionary		994,715
ENERGY - 7.6%
Exxon Mobil Corp.	3,091	267,526
Chevron Corp.	1,326	143,394
Schlumberger Ltd.	898	62,223
ConocoPhillips	821	47,609
Occidental Petroleum Corp.	546	41,829
Anadarko Petroleum Corp.	338	25,117
Phillips 66	429	22,779
EOG Resources, Inc.	183	22,105
Halliburton Co.	629	21,820
Apache Corp.	264	20,724
National Oilwell Varco, Inc.	286	19,548
Kinder Morgan, Inc.	432	15,262
Williams Companies, Inc.	461	15,093
Marathon Petroleum Corp.	237	14,931
Marathon Oil Corp.	480	14,717
Devon Energy Corp.	255	13,270
Valero Energy Corp.	372	12,693
Spectra Energy Corp.	454	12,431
Baker Hughes, Inc.	302	12,334
Noble Energy, Inc.	118	12,005
Hess Corp.	197	10,433
Cameron International Corp.*	166	9,372
Ensco plc — Class A	154	9,129
Pioneer Natural Resources Co.	83	8,847
Southwestern Energy Co.*	238	7,952
Murphy Oil Corp.	124	7,384
Range Resources Corp.	115	7,225
Cabot Oil & Gas Corp.	145	7,212
FMC Technologies, Inc.*	159	6,810
Equities Corp.	105	6,193
Noble Corp.	171	5,954
Chesapeake Energy Corp.	349	5,800
CONSOL Energy, Inc.	157	5,040
Peabody Energy Corp.	184	4,896
Denbury Resources, Inc.*	264	4,277
Helmerich & Payne, Inc.	76	4,257
Tesoro Corp.	94	4,141
QEP Resources, Inc.	118	3,572

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
S&P 500 2x STRATEGY FUND

	Shares	Value

Diamond Offshore Drilling, Inc.	48	$3,262
Nabors Industries Ltd.*	198	2,861
Rowan Companies plc — Class A*	82	2,564
Newfield Exploration Co.*	93	2,491
WPX Energy, Inc.*	137	2,039
Total Energy		949,121
CONSUMER STAPLES - 7.4%
Procter & Gamble Co.	1,856	126,003
Philip Morris International, Inc.	1,136	95,015
Coca-Cola Co.	2,614	94,757
Wal-Mart Stores, Inc.	1,137	77,577
PepsiCo, Inc.	1,048	71,715
Altria Group, Inc.	1,373	43,140
CVS Caremark Corp.	842	40,711
Colgate-Palmolive Co.	301	31,466
Mondelez International, Inc. — Class A	1,207	30,741
Costco Wholesale Corp.	296	29,236
Kimberly-Clark Corp.	267	22,543
Walgreen Co.	585	21,651
Kraft Foods Group, Inc.	408	18,552
General Mills, Inc.	437	17,659
Sysco Corp.	401	12,696
HJ Heinz Co.	218	12,574
Archer-Daniels-Midland Co.	446	12,216
Whole Foods Market, Inc.	114	10,412
Lorillard, Inc.	88	10,267
Estee Lauder Companies, Inc. — Class A	161	9,638
Kellogg Co.	167	9,327
Mead Johnson Nutrition Co. — Class A	140	9,225
Reynolds American, Inc.	221	9,156
Kroger Co.	350	9,107
ConAgra Foods, Inc.	281	8,290
Hershey Co.	105	7,583
Beam, Inc.	113	6,903
Brown-Forman Corp. — Class B	105	6,641
Clorox Co.	89	6,517
Dr Pepper Snapple Group, Inc.	144	6,362
JM Smucker Co.	69	5,951
Coca-Cola Enterprises, Inc.	186	5,902
McCormick & Company, Inc.	92	5,845
Monster Beverage Corp.*	105	5,552
Molson Coors Brewing Co. — Class B	108	4,621
Campbell Soup Co.	120	4,187
Avon Products, Inc.	290	4,164
Constellation Brands, Inc. — Class A*	107	3,787
Tyson Foods, Inc. — Class A	190	3,686
Safeway, Inc.[1]	160	2,894
Hormel Foods Corp.	92	2,871
Dean Foods Co.*	125	2,064
Total Consumer Staples		919,204
INDUSTRIALS - 7.0%
General Electric Co.	7,096	148,946
United Technologies Corp.	576	47,239
Caterpillar, Inc.	452	40,490
Union Pacific Corp.	322	40,482
3M Co.	430	39,926
United Parcel Service, Inc. — Class B	488	35,981
Boeing Co.	456	34,365
Honeywell International, Inc.	537	34,083
Emerson Electric Co.	495	26,215
Deere & Co.	266	22,988
Danaher Corp.	396	22,136
Precision Castparts Corp.	102	19,321
FedEx Corp.	202	18,527
Illinois Tool Works, Inc.	286	17,391
Eaton Corporation plc	313	16,965
Lockheed Martin Corp.	183	16,889
General Dynamics Corp.	227	15,724
CSX Corp.	702	13,850
Norfolk Southern Corp.	219	13,543
Cummins, Inc.	122	13,219
Raytheon Co.	222	12,778
Northrop Grumman Corp.	163	11,016
PACCAR, Inc.	243	10,986
Waste Management, Inc.	295	9,953
Ingersoll-Rand plc	194	9,304
Tyco International Ltd.	318	9,301
Parker Hannifin Corp.	105	8,931
Stanley Black & Decker, Inc.	118	8,728
Fastenal Co.	185	8,637
WW Grainger, Inc.	40	8,095
Rockwell Automation, Inc.	96	8,063
Dover Corp.	120	7,885
Roper Industries, Inc.	67	7,469
ADT Corp.	159	7,392
Pentair Ltd.	146	7,176
Fluor Corp.	114	6,696
CH Robinson Worldwide, Inc.	105	6,638
Stericycle, Inc.*	66	6,156
Republic Services, Inc. — Class A	199	5,837
Expeditors International of
Washington, Inc.	145	5,735
Rockwell Collins, Inc.	97	5,642
Southwest Airlines Co.	497	5,089
L-3 Communications Holdings, Inc.	66	5,057
Joy Global, Inc.	76	4,847
Textron, Inc.	193	4,784
Flowserve Corp.	32	4,698
Pall Corp.	73	4,399
Equifax, Inc.	80	4,329
Quanta Services, Inc.*	153	4,175
Masco Corp.	244	4,065
Jacobs Engineering Group, Inc.*	89	3,789
Iron Mountain, Inc.	118	3,664
Xylem, Inc.	125	3,388
Cintas Corp.	77	3,149
Robert Half International, Inc.	98	3,118
Snap-on, Inc.	39	3,081
Avery Dennison Corp.	70	2,445
Dun & Bradstreet Corp.	27	2,124
Ryder System, Inc.	31	1,548
Pitney Bowes, Inc.	138	1,468
Total Industrials		879,915

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
S&P 500 2x STRATEGY FUND

	Shares	Value

MATERIALS - 2.5%
Monsanto Co.	364	$34,453
EI du Pont de Nemours & Co.	636	28,602
Dow Chemical Co.	809	26,147
Freeport-McMoRan Copper & Gold, Inc.	641	21,922
Praxair, Inc.	198	21,671
Newmont Mining Corp.	338	15,697
PPG Industries, Inc.	108	14,618
LyondellBasell Industries N.V. Class A	256	14,615
Air Products & Chemicals, Inc.	153	12,855
Ecolab, Inc.	178	12,798
International Paper Co.	302	12,032
Mosaic Co.	191	10,816
Sherwin-Williams Co.	62	9,537
Nucor Corp.	216	9,327
CF Industries Holdings, Inc.	43	8,736
Eastman Chemical Co.	107	7,281
Alcoa, Inc.	725	6,293
Sigma-Aldrich Corp.	81	5,960
FMC Corp.	95	5,559
Ball Corp.	109	4,878
Vulcan Materials Co.	86	4,476
Airgas, Inc.	49	4,473
MeadWestvaco Corp.	123	3,920
International Flavors & Fragrances, Inc.	58	3,859
Cliffs Natural Resources,Inc.	99	3,817
Allegheny Technologies, Inc.	80	2,429
United States Steel Corp.	101	2,411
Sealed Air Corp.	133	2,329
Owens-Illinois, Inc.*	108	2,297
Bemis Company, Inc.	66	2,208
Total Materials		316,016
UTILITIES - 2.4%
Duke Energy Corp.	479	30,559
Southern Co.	589	25,215
Dominion Resources, Inc.	386	19,995
NextEra Energy, Inc.	283	19,581
Exelon Corp.	584	17,368
American Electric Power Company, Inc.	326	13,914
FirstEnergy Corp.	285	11,902
PG&E Corp.	287	11,532
PPL Corp.	391	11,194
Sempra Energy	155	10,996
Consolidated Edison, Inc.	195	10,830
Public Service Enterprise Group, Inc.	342	10,465
Edison International	222	10,032
Xcel Energy, Inc.	336	8,975
Northeast Utilities	212	8,285
Entergy Corp.	123	7,841
DTE Energy Co.	113	6,786
ONEOK, Inc.	141	6,028
Wisconsin Energy Corp.	160	5,896
CenterPoint Energy, Inc.	286	5,506
NiSource, Inc.	209	5,202
Ameren Corp.	168	5,161
NRG Energy, Inc.	218	5,012
AES Corp.	416	4,451
CMS Energy Corp.	179	4,364
SCANA Corp.	88	4,016
Pinnacle West Capital Corp.	71	3,620
AGL Resources, Inc.	85	3,397
Pepco Holdings, Inc.	160	3,138
Integrys Energy Group, Inc.	55	2,872
TECO Energy, Inc.	140	2,346
Total Utilities		296,479
TELECOMMUNICATION SERVICES - 2.1%
AT&T, Inc.	3,848	129,716
Verizon Communications, Inc.	1,929	83,468
CenturyLink, Inc.	430	16,822
Crown Castle International Corp.*	195	14,071
Sprint Nextel Corp.*	2,033	11,527
Windstream Corp.	406	3,362
Frontier Communications Corp.[1]	679	2,906
MetroPCS Communications, Inc.*	215	2,137
Total Telecommunication Services		264,009
Total Common Stocks
(Cost $5,255,226)		8,656,424

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 53.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$3,532,599	3,532,599
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,066,374	1,066,374
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,066,374	1,066,374
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,066,374	1,066,374
Total Repurchase Agreements
(Cost $6,731,721)		6,731,721
SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	2,190	2,190
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	1,390	1,390
Total Securities Lending Collateral
(Cost $3,580)		3,580
Total Investments - 123.3%
(Cost $11,990,527)		$15,391,725
Other Assets & Liabilities, net - (23.3)%		(2,907,753)
Total Net Assets - 100.0%		$12,483,972

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

S&P 500 2x STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,066,313)	15	$(3,567)

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2013 S&P 500 Index Swap,
Terminating 01/31/13[5]
(Notional Value $4,108,729)	2,881	$68,435
Credit Suisse Capital, LLC
January 2013 S&P 500 Index Swap,
Terminating 01/31/13[5]
(Notional Value $2,529,561)	1,774	42,206
Goldman Sachs International
January 2013 S&P 500 Index Swap,
Terminating 01/23/13[5]
(Notional Value $8,990,272)	6,304	(54,702)
(Total Notional Value
$15,628,562)		$55,939

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate. plc — Public Limited Company REIT — Real Estate Investment Trust

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 47

S&P 500 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $3,453 of securities loaned
(cost $5,255,226)	$8,656,424
Repurchase agreements, at value
(cost $6,735,301)	6,735,301
Total investments
(cost $11,990,527)	15,391,725
Segregated cash with broker	412,500
Receivable for swap settlement	122,446
Unrealized appreciation on swap agreements	110,641
Cash	69
Receivables:
Securities sold	1,981,554
Fund shares sold	252,369
Variation margin	28,312
Dividends	11,736
Interest	27
Total assets	18,311,379
Liabilities:
Unrealized depreciation on swap agreements	54,702
Payable for:
Fund shares redeemed	5,713,076
Management fees	11,905
Payable upon return of securities loaned	3,580
Transfer agent and administrative fees	3,307
Investor service fees	3,307
Portfolio accounting fees	1,323
Miscellaneous	36,207
Total liabilities	5,827,407
Net assets	$12,483,972
Net assets consist of:
Paid in capital	$14,382,555
Undistributed net investment income	812
Accumulated net realized loss on investments	(5,352,965)
Net unrealized appreciation on investments	3,453,570
Net assets	$12,483,972
Capital shares outstanding	89,303
Net asset value per share	$139.79

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $81)	$302,564
Interest	7,855
Income from securities lending, net	18
Total investment income	310,437

Expenses:
Management fees	192,922
Transfer agent and administrative fees	53,589
Investor service fees	53,589
Portfolio accounting fees	21,435
Professional fees	20,972
Custodian fees	4,492
Trustees’ fees*	1,875
Miscellaneous	21,948
Total expenses	370,822
Net investment loss	(60,385)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	838,641
Swap agreements	3,125,627
Futures contracts	(164,216)
Net realized gain	3,800,052
Net change in unrealized appreciation (depreciation) on:
Investments	738,257
Swap agreements	186,269
Futures contracts	(15,591)
Net change in unrealized appreciation (depreciation)	908,935
Net realized and unrealized gain	4,708,987
Net increase in net assets resulting from operations	$4,648,602

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(60,385)	$(129,808)
Net realized gain (loss) on investments	3,800,052	(1,083,028)
Net change in unrealized appreciation (depreciation) on investments	908,935	(1,233,391)
Net increase (decrease) in net assets resulting from operations	4,648,602	(2,446,227)

Capital share transactions:
Proceeds from sale of shares	363,785,066	318,976,204
Cost of shares redeemed	(378,812,200)	(314,691,287)
Net increase (decrease) from capital share transactions	(15,027,134)	4,284,917
Net increase (decrease) in net assets	(10,378,532)	1,838,690

Net assets:
Beginning of year	22,862,504	21,023,814
End of year	$12,483,972	$22,862,504
Undistributed net investment income at end of year	$812	$—

Capital share activity:
Shares sold	2,809,448	2,739,869
Shares redeemed	(2,931,738)	(2,715,164)
Net increase (decrease) in shares	(122,290)	24,705

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 49

S&P 500 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$108.05	$112.49	$89.65	$61.59	$192.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.83)	(.55)	(.19)	.70
Net gain (loss) on investments (realized and unrealized)	32.10	(3.61)	23.39	28.76	(131.51)
Total from investment operations	31.74	(4.44)	22.84	28.57	(130.81)
Less distributions from:
Net investment income	—	—	—	(.51)	—
Total distributions	—	—	—	(.51)	—
Net asset value, end of period	$139.79	$108.05	$112.49	$89.65	$61.59

Total Return[b]	29.39%	(3.95%)	25.47%	46.40%	(67.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,484	$22,863	$21,024	$28,872	$26,513
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.72%)	(0.59%)	(0.30%)	0.56%
Total expenses	1.73%	1.76%	1.71%	1.71%	1.67%
Portfolio turnover rate	301%	232%	68%	204%	305%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

50 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, with the NASDAQ-100 Index up 18.35%, the NASDAQ-100® 2x Strategy Fund returned 34.12%. For the one year period ending December 31, 2012, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

Information Technology, which accounted for 67% of the underlying Index, and Consumer Discretionary contributed most to the performance of the underlying index during the year, while lightly weighted Materials contributed least to return. Telecommunication Services was the only sector to detract from return for the period.

Apple, Inc., Oracle Corp. and Amazon.com, Inc., were the stocks contributing most to performance of the underlying index for the year, while Intel Corp., Dell, Inc. and Apollo Group, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.1%
Microsoft Corp.	4.5%
Google, Inc. — Class A	3.8%
Oracle Corp.	3.2%
Amazon.com, Inc.	2.3%
QUALCOMM, Inc.	2.1%
Cisco Systems, Inc.	2.1%
Intel Corp.	2.1%
Comcast Corp. — Class A	1.6%
Amgen, Inc.	1.3%
Top Ten Total	33.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	34.12%	1.71%	12.40%
NASDAQ-100 Index	18.35%	5.89%	11.13%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	December 31, 2012

NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 61.6%

INFORMATION TECHNOLOGY - 39.2%
Apple, Inc.	4,709	$2,510,038
Microsoft Corp.	42,133	1,126,215
Google, Inc. — Class A*	1,326	940,624
Oracle Corp.	24,124	803,812
QUALCOMM, Inc.	8,530	529,031
Cisco Systems, Inc.	26,578	522,258
Intel Corp.	24,910	513,894
eBay, Inc.*	6,478	330,508
Texas Instruments, Inc.	5,611	173,604
Facebook, Inc. — Class A*	5,504	146,572
Automatic Data Processing, Inc.	2,430	138,534
Baidu, Inc. ADR*	1,373	137,698
Yahoo!, Inc.*	5,920	117,808
Cognizant Technology Solutions Corp. —
Class A*	1,503	111,297
Adobe Systems, Inc.*	2,478	93,372
Intuit, Inc.	1,482	88,179
Dell, Inc.	8,683	87,959
Broadcom Corp. — Class A	2,563	85,117
Applied Materials, Inc.	6,195	70,871
Symantec Corp.*	3,474	65,346
Analog Devices, Inc.	1,510	63,511
Citrix Systems, Inc.*	935	61,476
NetApp, Inc.*	1,794	60,188
Activision Blizzard, Inc.	5,570	59,153
Seagate Technology plc	1,890	57,607
Paychex, Inc.	1,819	56,644
Altera Corp.	1,605	55,276
Fiserv, Inc.*	668	52,792
SanDisk Corp.*	1,210	52,708
Western Digital Corp.	1,220	51,838
CA, Inc.	2,299	50,532
Equinix, Inc.*	240	49,488
Check Point Software Technologies Ltd.*	1,025	48,831
Xilinx, Inc.	1,306	46,885
Maxim Integrated Products, Inc.	1,460	42,924
KLA-Tencor Corp.	834	39,832
Autodesk, Inc.*	1,124	39,733
Linear Technology Corp.	1,158	39,719
Avago Technologies Ltd.	1,226	38,815
F5 Networks, Inc.*	396	38,471
NVIDIA Corp.	3,128	38,443
Akamai Technologies, Inc.*	888	36,328
Nuance Communications, Inc.*	1,564	34,908
Micron Technology, Inc.*	5,094	32,347
Microchip Technology, Inc.	974	31,743
BMC Software, Inc.*	776	30,776
Total Information Technology		9,803,705
Consumer Discretionary - 10.5%
Amazon.com, Inc.*	2,267	569,334
Comcast Corp. — Class A	10,607	396,489
Starbucks Corp.	3,722	199,574
News Corp. — Class A	7,739	197,654
Priceline.com, Inc.*	250	155,300
DIRECTV*	3,024	151,684
Viacom, Inc. — Class B	2,258	119,087
Sirius XM Radio, Inc.	26,067	75,334
Bed Bath & Beyond, Inc.*	1,147	64,129
Liberty Media Corporation - Liberty
Capital — Class A*	550	63,806
Mattel, Inc.	1,718	62,913
Ross Stores, Inc.	1,121	60,702
Wynn Resorts Ltd.	504	56,695
O’Reilly Automotive, Inc.*	574	51,327
Liberty Interactive Corp. — Class A*	2,577	50,715
Virgin Media, Inc.[1]	1,344	49,392
Discovery Communications, Inc. —
Class A*	730	46,340
Dollar Tree, Inc.*	1,137	46,117
Liberty Global, Inc. — Class A*	720	45,353
Garmin Ltd.[1]	976	39,840
Staples, Inc.	3,373	38,452
Expedia, Inc.	611	37,546
Fossil, Inc.*	300	27,930
Sears Holdings Corp.*,1	533	22,045
Total Consumer Discretionary		2,627,758
Health Care - 7.3%
Amgen, Inc.	3,841	331,556
Gilead Sciences, Inc.*	3,793	278,596
Express Scripts Holding Co.*	4,087	220,698
Biogen Idec, Inc.*	1,184	173,657
Celgene Corp.*	2,117	166,650
Intuitive Surgical, Inc.*	199	97,584
Alexion Pharmaceuticals, Inc.*	973	91,277
Regeneron Pharmaceuticals, Inc.*	470	80,403
Cerner Corp.*	859	66,693
Mylan, Inc.*	2,040	56,059
Perrigo Co.	470	48,894
Catamaran Corp.*	1,030	48,523
Vertex Pharmaceuticals, Inc.*	1,085	45,505
Life Technologies Corp.*	861	42,258
Henry Schein, Inc.*	440	35,402
DENTSPLY International, Inc.	710	28,123
Total Health Care		1,811,878
Consumer Staples - 2.3%
Mondelez International, Inc. — Class A	8,896	226,581
Costco Wholesale Corp.	2,165	213,837
Whole Foods Market, Inc.	929	84,846
Monster Beverage Corp.*	858	45,371
Total Consumer Staples		570,635
Industrials - 1.3%
PACCAR, Inc.	1,767	79,886
Fastenal Co.	1,483	69,241
CH Robinson Worldwide, Inc.	807	51,019
Verisk Analytics, Inc. — Class A*	840	42,840
Expeditors International of
Washington, Inc.	1,046	41,369
Stericycle, Inc.*	430	40,106
Total Industrials		324,461

54 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Telecommunication Services - 0.7%
Vodafone Group plc ADR	4,883	$123,002
SBA Communications Corp. — Class A*	630	44,743
Total Telecommunication Services		167,745
Materials - 0.3%
Sigma-Aldrich Corp.	602	44,295
Randgold Resources Ltd. ADR	262	26,004
Total Materials		70,299
Total Common Stocks
(Cost $7,785,044)		15,376,481

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 34.0%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$4,400,230	4,400,230
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,358,277	1,358,277
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,358,277	1,358,277
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,358,277	1,358,277
Total Repurchase Agreements
(Cost $8,475,061)		8,475,061
SECURITIES LENDING COLLATERAL††,4 - 0.2%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	26,876	26,876
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	17,057	17,057
Total Securities Lending Collateral
(Cost $43,933)		43,933
Total Investments - 95.8%
(Cost $16,304,038)		$23,895,475
Other Assets & Liabilities, net - 4.2%		1,042,628
Total Net Assets - 100.0%		$24,938,103

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 NASDAQ-100 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $2,231,250)	42	$24,196

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2013 NASDAQ-100 Index Swap,
Terminating 01/31/13[5]
(Notional Value $13,433,086)	5,048	$275,381
Credit Suisse Capital, LLC
January 2013 NASDAQ-100 Index Swap,
Terminating 01/31/13[5]
(Notional Value $9,818,225)	3,690	201,217
Goldman Sachs International
January 2013 NASDAQ-100 Index Swap,
Terminating 01/23/13[5]
(Notional Value $8,752,028)	3,289	79,635
(Total Notional Value
$32,003,339)		$556,233

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.

[4]	Securities lending collateral — See Note 10.

[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. ADR — American Depositary Receipt plc — Public Limited Company

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 55

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $43,763 of
securities loaned
(cost $7,785,044)	$15,376,481
Repurchase agreements, at value
(cost $8,518,994)	8,518,994
Total investments
(cost $16,304,038)	23,895,475
Segregated cash with broker	1,764,000
Unrealized appreciation on swap agreements	556,233
Receivable for swap settlement	40,788
Cash	448
Receivables:
Fund shares sold	194,336
Variation margin	59,010
Dividends	7,882
Interest	93
Total assets	26,518,265
Liabilities:
Payable for:
Fund shares redeemed	1,445,875
Payable upon return of securities loaned	43,933
Management fees	18,454
Transfer agent and administrative fees	5,126
Investor service fees	5,126
Portfolio accounting fees	2,050
Miscellaneous	59,598
Total liabilities	1,580,162
Net assets	$24,938,103
Net assets consist of:
Paid in capital	$17,075,476
Undistributed net investment income	2,994
Accumulated net realized loss on investments	(312,233)
Net unrealized appreciation on investments	8,171,866
Net assets	$24,938,103
Capital shares outstanding	898,523
Net asset value per share	$27.75

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $43)	$312,989
Interest	11,234
Income from securities lending, net	218
Total investment income	324,441

Expenses:
Management fees	301,922
Transfer agent and administrative fees	83,867
Investor service fees	83,867
Portfolio accounting fees	33,546
Professional fees	32,069
Custodian fees	6,733
Trustees’ fees*	2,720
Miscellaneous	46,793
Total expenses	591,517
Net investment loss	(267,076)

Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	89,657
Swap agreements	5,998,443
Futures contracts	605,808
Foreign currency	9
Net realized gain	6,693,917
Net change in unrealized appreciation (depreciation) on:
Investments	2,340,165
Swap agreements	701,450
Futures contracts	1,428
Net change in unrealized appreciation (depreciation)	3,043,043
Net realized and unrealized gain	9,736,960
Net increase in net assets resulting from operations	$9,469,884

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(267,076)	$(351,330)
Net realized gain (loss) on investments	6,693,917	(496,798)
Net change in unrealized appreciation (depreciation) on investments	3,043,043	(1,356,063)
Net increase (decrease) in net assets resulting from operations	9,469,884	(2,204,191)

Distributions to shareholders from:
Net realized gains	—	(3,561,876)
Total distributions to shareholders	—	(3,561,876)

Capital share transactions:
Proceeds from sale of shares	177,938,912	173,420,325
Distributions reinvested	—	3,561,876
Cost of shares redeemed	(184,810,809)	(182,983,002)
Net decrease from capital share transactions	(6,871,897)	(6,000,801)
Net increase (decrease) in net assets	2,597,987	(11,766,868)

Net assets:
Beginning of year	22,340,116	34,106,984
End of year	$24,938,103	$22,340,116
Undistributed net investment income at end of year	$2,994	$—

Capital share activity:
Shares sold	6,505,056	6,781,085
Shares issued from reinvestment of distributions	—	162,125
Shares redeemed	(6,686,366)	(7,258,388)
Net decrease in shares	(181,310)	(315,178)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$20.69	$24.45	$17.86	$8.20	$29.98
Income (loss) from investment operations:
Net investment loss[a]	(.22)	(.33)	(.22)	(.14)	(.10)
Net gain (loss) on investments (realized and unrealized)	7.28	.39	6.81	9.80	(21.66)
Total from investment operations	7.06	.06	6.59	9.66	(21.76)
Less distributions from:
Net investment income	—	—	—	—	(.02)
Net realized gains	—	(3.82)	—	—	—
Total distributions	—	(3.82)	—	—	(.02)
Net asset value, end of period	$27.75	$20.69	$24.45	$17.86	$8.20

Total Return[b]	34.12%	(0.68%)	36.90%	117.80%	(72.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,938	$22,340	$34,107	$36,112	$23,347
Ratios to average net assets:
Net investment loss	(0.80%)	(1.31%)	(1.16%)	(1.19%)	(0.53%)
Total expenses	1.76%	1.80%	1.74%	1.75%	1.72%
Portfolio turnover rate	120%	22%	92%	80%	175%

a Net investment loss per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

58 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 59

performance report and FUND PROFILE (Unaudited)	December 31, 2012

Mid-Cap 1.5x Strategy Fund

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2012, the Mid-Cap 1.5x Strategy Fund returned 24.33%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 17.88%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Financials and Consumer Discretionary provided the most performance to the underlying index during the year. No sector detracted, but Telecommunication Services and Utilities contributed least.

Regeneron Pharmacueticals, Inc., PPG Industries, Inc. and Crown Castle International Corp. contributed the most performance to the underlying index for the year. Apollo Group, Inc., Cliffs Natural Resources, Inc. and Humana, Inc. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:  October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Regeneron Pharmaceuticals, Inc.	0.7%
Equinix, Inc.	0.5%
HollyFrontier Corp.	0.5%
Kansas City Southern	0.5%
AMETEK, Inc.	0.5%
Vertex Pharmaceuticals, Inc.	0.5%
Rackspace Hosting, Inc.	0.4%
Macerich Co.	0.4%
PVH Corp.	0.4%
Trimble Navigation Ltd.	0.4%
Top Ten Total	4.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

60 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	24.33%	1.70%	10.21%
S&P MidCap 400 Index	17.88%	5.15%	10.53%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Midcap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	December 31, 2012

mid-cap 1.5x strategy fund

	Shares	Value

COMMON STOCKS† - 61.4%

Financials - 13.7%
Macerich Co.	990	$57,717
SL Green Realty Corp.	660	50,589
Affiliated Managers Group, Inc.*	381	49,586
Federal Realty Investment Trust	468	48,681
Rayonier, Inc.	898	46,544
UDR, Inc.	1,810	43,041
Camden Property Trust	614	41,881
New York Community Bancorp, Inc.[1]	3,188	41,763
Everest Re Group Ltd.	372	40,902
Alleghany Corp.*	120	40,250
Essex Property Trust, Inc.	270	39,596
Realty Income Corp.	970	39,004
Fidelity National Financial, Inc. — Class A	1,535	36,149
Taubman Centers, Inc.	450	35,424
American Campus Communities, Inc.	763	35,197
Alexandria Real Estate Equities, Inc.	460	31,887
Raymond James Financial, Inc.	811	31,248
Arthur J Gallagher & Co.	901	31,219
Regency Centers Corp.	660	31,099
Liberty Property Trust	855	30,584
Senior Housing Properties Trust	1,280	30,259
WR Berkley Corp.	801	30,230
Reinsurance Group of America, Inc. —
Class A	540	28,901
BRE Properties, Inc.	560	28,465
Duke Realty Corp.	1,990	27,601
MSCI, Inc. — Class A*	890	27,581
HCC Insurance Holdings, Inc.	738	27,461
Jones Lang LaSalle, Inc.	320	26,861
Eaton Vance Corp.	839	26,722
National Retail Properties, Inc.	800	24,960
Signature Bank*	339	24,183
Cullen/Frost Bankers, Inc.	444	24,095
Home Properties, Inc.	374	22,930
SEI Investments Co.	978	22,827
East West Bancorp, Inc.	1,020	21,920
Brown & Brown, Inc.	858	21,845
American Financial Group, Inc.	550	21,736
Weingarten Realty Investors	811	21,710
BioMed Realty Trust, Inc.	1,115	21,553
Waddell & Reed Financial, Inc. — Class A	617	21,484
Hospitality Properties Trust	896	20,984
First Niagara Financial Group, Inc.	2,558	20,285
Commerce Bancshares, Inc.	567	19,879
Hancock Holding Co.	618	19,615
Omega Healthcare Investors, Inc.	813	19,390
Highwoods Properties, Inc.	570	19,067
CBOE Holdings, Inc.	634	18,678
First American Financial Corp.	775	18,670
Old Republic International Corp.	1,752	18,659
SVB Financial Group*	327	18,302
Jefferies Group, Inc.	932	17,307
City National Corp.	340	16,837
Aspen Insurance Holdings Ltd.	516	16,553
Protective Life Corp.	574	16,405
Associated Banc-Corp.	1,241	16,282
Mack-Cali Realty Corp.	605	15,797
Corporate Office Properties Trust	585	14,613
TCF Financial Corp.	1,180	14,337
Bank of Hawaii Corp.	323	14,228
Synovus Financial Corp.[1]	5,704	13,975
Fulton Financial Corp.	1,446	13,896
Federated Investors, Inc. — Class B	681	13,777
Prosperity Bancshares, Inc.	320	13,440
Valley National Bancorp[1]	1,435	13,346
Washington Federal, Inc.	769	12,973
Hanover Insurance Group, Inc.	326	12,629
Apollo Investment Corp.	1,469	12,281
Webster Financial Corp.	579	11,898
Kemper Corp.	396	11,682
StanCorp Financial Group, Inc.	318	11,661
Potlatch Corp.	297	11,639
Janus Capital Group, Inc.	1,356	11,553
FirstMerit Corp.	795	11,281
Mercury General Corp.	268	10,637
Trustmark Corp.	471	10,579
Cathay General Bancorp	531	10,355
Greenhill & Company, Inc.	187	9,722
Equity One, Inc.	453	9,518
Alexander & Baldwin, Inc.*	310	9,105
BancorpSouth, Inc.	606	8,811
Westamerica Bancorporation	201	8,561
International Bancshares Corp.	398	7,184
Astoria Financial Corp.	597	5,588
Total Financials		1,907,664
Industrials - 10.6%
Kansas City Southern	800	66,784
AMETEK, Inc.	1,760	66,123
J.B. Hunt Transport Services, Inc.	664	39,647
B/E Aerospace, Inc.*	756	37,347
Fortune Brands Home & Security, Inc.*	1,177	34,392
AGCO Corp.*	699	34,335
Hubbell, Inc. — Class B	383	32,413
Donaldson Company, Inc.	979	32,150
KBR, Inc.	1,067	31,924
Wabtec Corp.	347	30,376
United Rentals, Inc.*	667	30,362
Waste Connections, Inc.	887	29,972
Lincoln Electric Holdings, Inc.	605	29,451
IDEX Corp.	600	27,918
Timken Co.	579	27,694
Carlisle Companies, Inc.	460	27,030
Nordson Corp.	414	26,132
SPX Corp.	368	25,815
MSC Industrial Direct Company, Inc. —
Class A	342	25,780
Corrections Corporation of America	724	25,680
Kirby Corp.*	407	25,189
Gardner Denver, Inc.	357	24,455
Genesee & Wyoming, Inc. — Class A*	317	24,117
Manpower, Inc.	565	23,979

62 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012

mid-cap 1.5x strategy fund

	Shares	Value

Triumph Group, Inc.	359	$23,444
Towers Watson & Co. — Class A	414	23,271
Kennametal, Inc.	580	23,200
Regal-Beloit Corp.	327	23,044
Valmont Industries, Inc.	167	22,804
Copart, Inc.*	769	22,686
Shaw Group, Inc.*	485	22,606
Graco, Inc.	437	22,501
Terex Corp.*	797	22,404
URS Corp.	560	21,986
Alaska Air Group, Inc.*	506	21,803
Clean Harbors, Inc.*	387	21,289
Acuity Brands, Inc.	310	20,996
Trinity Industries, Inc.	571	20,453
Oshkosh Corp.*	664	19,688
AECOM Technology Corp.*	787	18,731
Landstar System, Inc.	341	17,889
Lennox International, Inc.	334	17,542
CLARCOR, Inc.	360	17,201
Woodward, Inc.	434	16,548
Watsco, Inc.	220	16,478
Crane Co.	351	16,244
ITT Corp.	676	15,859
Huntington Ingalls Industries, Inc.	360	15,602
Exelis, Inc.	1,361	15,338
Alliant Techsystems, Inc.	239	14,808
GATX Corp.	338	14,635
Esterline Technologies Corp.*	227	14,439
Harsco Corp.	586	13,771
Deluxe Corp.	367	11,832
RR Donnelley & Sons Co.[1]	1,308	11,772
Corporate Executive Board Co.	242	11,485
Con-way, Inc.	408	11,351
General Cable Corp.*	360	10,948
Rollins, Inc.	477	10,513
UTI Worldwide, Inc.	751	10,063
Brink’s Co.	350	9,986
FTI Consulting, Inc.*	297	9,801
HNI Corp.	325	9,769
Mine Safety Appliances Co.	228	9,738
JetBlue Airways Corp.*	1,650	9,422
Herman Miller, Inc.	426	9,125
Granite Construction, Inc.	260	8,741
Matson, Inc.	310	7,663
Werner Enterprises, Inc.	326	7,064
Total Industrials		1,495,598
Information Technology - 9.5%
Equinix, Inc.*	351	72,377
Rackspace Hosting, Inc.*	790	58,673
Trimble Navigation Ltd.*	920	54,998
Alliance Data Systems Corp.*	357	51,679
ANSYS, Inc.*	676	45,521
Synopsys, Inc.*	1,086	34,577
Gartner, Inc.*	682	31,385
Avnet, Inc.*	1,000	30,610
NCR Corp.*	1,162	29,608
Arrow Electronics, Inc.*	767	29,207
Cree, Inc.*	848	28,816
Skyworks Solutions, Inc.*	1,410	28,624
Cadence Design Systems, Inc.*	2,030	27,424
Solera Holdings, Inc.	497	26,574
Global Payments, Inc.	577	26,138
FactSet Research Systems, Inc.	294	25,890
MICROS Systems, Inc.*	587	24,913
TIBCO Software, Inc.*	1,124	24,739
Jack Henry & Associates, Inc.	622	24,420
Informatica Corp.*	783	23,741
SolarWinds, Inc.*	446	23,393
VeriFone Systems, Inc.*	778	23,091
Riverbed Technology, Inc.*	1,165	22,974
Concur Technologies, Inc.*	326	22,012
WEX, Inc.*	280	21,104
Atmel Corp.*	3,188	20,881
NeuStar, Inc. — Class A*	483	20,252
Broadridge Financial Solutions, Inc.	882	20,180
Parametric Technology Corp.*	866	19,494
CoreLogic, Inc.*	705	18,979
Ingram Micro, Inc. — Class A*	1,089	18,426
AOL, Inc.	611	18,092
National Instruments Corp.	690	17,809
Compuware Corp.*	1,542	16,762
Lender Processing Services, Inc.	614	15,117
Zebra Technologies Corp. — Class A*	371	14,573
Diebold, Inc.	463	14,172
Semtech Corp.*	479	13,867
DST Systems, Inc.	224	13,574
Fairchild Semiconductor International,
Inc. — Class A*	926	13,334
Polycom, Inc.*	1,273	13,316
Convergys Corp.	789	12,947
Itron, Inc.*	285	12,697
ACI Worldwide, Inc.*	284	12,408
Tech Data Corp.*	272	12,384
InterDigital, Inc.	300	12,330
Silicon Laboratories, Inc.*	281	11,749
Mentor Graphics Corp.*	688	11,710
Rovi Corp.*	754	11,634
Plantronics, Inc.	312	11,503
Ciena Corp.*	727	11,414
Lexmark International, Inc. — Class A	471	10,923
Fair Isaac Corp.	255	10,718
Cypress Semiconductor Corp.	954	10,341
Vishay Intertechnology, Inc.*	952	10,120
ValueClick, Inc.*	517	10,035
Acxiom Corp.*	543	9,481
RF Micro Devices, Inc.*	2,027	9,081
ADTRAN, Inc.[1]	456	8,910
International Rectifier Corp.*	502	8,900
Intersil Corp. — Class A	922	7,643
Integrated Device Technology, Inc.*	1,044	7,621
QLogic Corp.*	673	6,548
Tellabs, Inc.	2,502	5,705
MEMC Electronic Materials, Inc.*	1,680	5,393
Advent Software, Inc.*	227	4,853

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012

mid-cap 1.5x strategy fund

	Shares	Value

Monster Worldwide, Inc.*	854	$4,799
Mantech International Corp. — Class A	170	4,410
Total Information Technology		1,337,573
Consumer Discretionary - 8.1%
PVH Corp.	510	56,615
LKQ Corp.*	2,158	45,534
Tractor Supply Co.	509	44,975
Polaris Industries, Inc.	469	39,466
Advance Auto Parts, Inc.	537	38,852
Mohawk Industries, Inc.*	420	37,997
Foot Locker, Inc.	1,098	35,268
Toll Brothers, Inc.*	1,090	35,240
Dick’s Sporting Goods, Inc.	710	32,298
Panera Bread Co. — Class A*	203	32,243
Signet Jewelers Ltd.	583	31,132
NVR, Inc.*	31	28,520
Williams-Sonoma, Inc.	628	27,487
Jarden Corp.	528	27,298
Under Armour, Inc. — Class A*,1	560	27,177
American Eagle Outfitters, Inc.	1,310	26,868
Tupperware Brands Corp.	399	25,576
Hanesbrands, Inc.*	710	25,432
Chico’s FAS, Inc.	1,210	22,337
Service Corporation International	1,545	21,337
Warnaco Group, Inc.*	297	21,256
AMC Networks, Inc. — Class A*	416	20,592
Carter’s, Inc.*	368	20,479
Gentex Corp.	1,032	19,422
Cinemark Holdings, Inc.	743	19,303
Ascena Retail Group, Inc.*	915	16,918
Brinker International, Inc.	534	16,549
Sotheby’s	490	16,474
Lamar Advertising Co. — Class A*	402	15,578
HSN, Inc.	269	14,817
Rent-A-Center, Inc.	423	14,534
Aaron’s, Inc.	506	14,310
Life Time Fitness, Inc.*	289	14,222
Cabela’s, Inc.*	340	14,195
Tempur-Pedic International, Inc.*	436	13,730
Bally Technologies, Inc.*	301	13,457
John Wiley & Sons, Inc. — Class A	343	13,354
Cheesecake Factory, Inc.	364	11,910
Thor Industries, Inc.	317	11,865
ANN, Inc.*	349	11,810
Guess?, Inc.	446	10,945
MDC Holdings, Inc.	284	10,440
Deckers Outdoor Corp.*,1	255	10,269
DeVry, Inc.	413	9,800
Wendy’s Co.	2,042	9,597
Meredith Corp.[1]	265	9,129
KB Home[1]	559	8,832
DreamWorks Animation SKG, Inc. —
Class A*	519	8,600
Bob Evans Farms, Inc.	201	8,080
Saks, Inc.*,1	737	7,746
New York Times Co. — Class A*	880	7,506
Aeropostale, Inc.*	572	7,442
Valassis Communications, Inc.	287	7,399
Regis Corp.	419	7,089
WMS Industries, Inc.*	398	6,965
Office Depot, Inc.*	2,065	6,773
Matthews International Corp. — Class A	203	6,516
Scholastic Corp.	190	5,616
International Speedway Corp. — Class A	187	5,165
Strayer Education, Inc.	87	4,887
Barnes & Noble, Inc.*	277	4,180
Scientific Games Corp. — Class A*	383	3,321
Total Consumer Discretionary		1,142,724
Health Care - 5.8%
Regeneron Pharmaceuticals, Inc.*	551	94,259
Vertex Pharmaceuticals, Inc.*	1,570	65,846
Henry Schein, Inc.*	640	51,494
Mettler-Toledo International, Inc.*	224	43,298
ResMed, Inc.	1,038	43,149
Hologic, Inc.*	1,930	38,658
IDEXX Laboratories, Inc.*	401	37,213
Cooper Companies, Inc.	350	32,368
Universal Health Services, Inc. — Class B	643	31,089
Omnicare, Inc.	798	28,807
MEDNAX, Inc.*	357	28,389
Covance, Inc.*	402	23,224
Endo Health Solutions, Inc.*	825	21,673
Teleflex, Inc.	300	21,393
Community Health Systems, Inc.	663	20,381
United Therapeutics Corp.*	343	18,323
Health Management Associates,
Inc. — Class A*	1,860	17,335
Techne Corp.	247	16,880
HMS Holdings Corp.*	630	16,330
Thoratec Corp.*	424	15,908
Bio-Rad Laboratories, Inc. — Class A*	150	15,758
WellCare Health Plans, Inc.*	314	15,288
STERIS Corp.	426	14,795
Health Net, Inc.*	592	14,386
VCA Antech, Inc.*	638	13,430
LifePoint Hospitals, Inc.*	355	13,401
Charles River Laboratories International, Inc.*	350	13,115
Owens & Minor, Inc.	456	13,001
Hill-Rom Holdings, Inc.	442	12,597
Allscripts Healthcare Solutions, Inc.*	1,242	11,700
Masimo Corp.	375	7,879
Total Health Care		811,367
Materials - 4.4%
Ashland, Inc.	532	42,779
Albemarle Corp.	644	40,005
Valspar Corp.	613	38,251
Royal Gold, Inc.	470	38,216
Rock Tenn Co. — Class A	521	36,422
Reliance Steel & Aluminum Co.	548	34,032
Martin Marietta Materials, Inc.	330	31,112
RPM International, Inc.	958	28,127
Packaging Corporation of America	712	27,391

64 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012

mid-cap 1.5x strategy fund

	Shares	Value

Aptargroup, Inc.	486	$23,192
Cytec Industries, Inc.	331	22,783
Steel Dynamics, Inc.	1,590	21,831
Sonoco Products Co.	731	21,733
NewMarket Corp.	82	21,500
Domtar Corp.	255	21,298
Louisiana-Pacific Corp.*	999	19,301
Compass Minerals International, Inc.	237	17,706
Cabot Corp.	436	17,348
Carpenter Technology Corp.	323	16,676
Silgan Holdings, Inc.	358	14,889
Sensient Technologies Corp.	363	12,908
Commercial Metals Co.	840	12,482
Olin Corp.	577	12,457
Scotts Miracle-Gro Co. — Class A	280	12,334
Minerals Technologies, Inc.	260	10,379
Worthington Industries, Inc.	385	10,006
Greif, Inc. — Class A	216	9,612
Intrepid Potash, Inc.	388	8,261
Total Materials		623,031
Energy - 3.7%
HollyFrontier Corp.	1,471	68,475
Plains Exploration & Production Co.*	938	44,029
Oceaneering International, Inc.	780	41,957
Cimarex Energy Co.	630	36,369
Dresser-Rand Group, Inc.*	553	31,045
Oil States International, Inc.*	400	28,616
SM Energy Co.	480	25,061
Superior Energy Services, Inc.*	1,148	23,787
Energen Corp.	520	23,447
World Fuel Services Corp.	519	21,367
Patterson-UTI Energy, Inc.	1,079	20,101
Dril-Quip, Inc.*	267	19,504
Atwood Oceanics, Inc.*	411	18,820
Rosetta Resources, Inc.*	383	17,373
Tidewater, Inc.	363	16,219
Alpha Natural Resources, Inc.*	1,599	15,575
Helix Energy Solutions Group, Inc.*	706	14,572
Unit Corp.*	316	14,236
Arch Coal, Inc.	1,539	11,265
CARBO Ceramics, Inc.	138	10,811
Northern Oil and Gas, Inc.*,1	424	7,132
Bill Barrett Corp.*	350	6,227
Forest Oil Corp.*	858	5,740
Quicksilver Resources, Inc.*	863	2,468
Total Energy		524,196
Utilities - 3.0%
OGE Energy Corp.	720	40,544
Alliant Energy Corp.	808	35,479
N.V. Energy, Inc.	1,704	30,911
National Fuel Gas Co.	609	30,871
MDU Resources Group, Inc.	1,367	29,035
UGI Corp.	813	26,593
Westar Energy, Inc.	920	26,330
Aqua America, Inc.	1,019	25,903
Questar Corp.	1,269	25,075
Atmos Energy Corp.	650	22,828
Great Plains Energy, Inc.	1,112	22,585
Hawaiian Electric Industries, Inc.	710	17,849
Cleco Corp.	441	17,644
Vectren Corp.	600	17,640
IDACORP, Inc.	361	15,649
WGL Holdings, Inc.	370	14,500
PNM Resources, Inc.	580	11,896
Black Hills Corp.	320	11,629
Total Utilities		422,961
Consumer Staples - 2.3%
Church & Dwight Company, Inc.	1,012	54,213
Green Mountain Coffee Roasters, Inc.*	895	37,016
Ingredion, Inc.	557	35,888
Ralcorp Holdings, Inc.*	400	35,860
Energizer Holdings, Inc.	446	35,671
Hillshire Brands Co.	890	25,045
Smithfield Foods, Inc.*	906	19,542
Flowers Foods, Inc.	832	19,361
United Natural Foods, Inc.*	360	19,292
Harris Teeter Supermarkets, Inc.	358	13,805
Lancaster Colony Corp.	146	10,102
Universal Corp.	168	8,385
Post Holdings, Inc.*	237	8,117
Tootsie Roll Industries, Inc.	151	3,914
SUPERVALU, Inc.[1]	1,545	3,816
Total Consumer Staples		330,027
Telecommunication Services - 0.3%
tw telecom, Inc. — Class A*	1,100	28,017
Telephone & Data Systems, Inc.	735	16,273
Total Telecommunication Services		44,290
Total Common Stocks
(Cost $6,258,494)		8,639,431

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

mid-cap 1.5x strategy fund

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,2 - 11.8%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$617,760	$617,760
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	345,932	345,932
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	345,932	345,932
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	345,932	345,932
Total Repurchase Agreements
(Cost $1,655,556)		1,655,556
SECURITIES LENDING COLLATERAL††,4 - 0.5%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	40,414	40,414
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	25,650	25,650
Total Securities Lending Collateral
(Cost $66,064)		66,064
Total Investments - 73.7%
(Cost $7,980,114)		$10,361,051
Other Assets & Liabilities, net - 26.3%		3,689,599
Total Net Assets - 100.0%		$14,050,650

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P MidCap 400 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $7,631,250)	75	$120,419

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2013 S&P MidCap 400 Index Swap,
Terminating 01/31/13[5]
(Notional Value $2,526,324)	2,476	$40,141
Credit Suisse Capital, LLC
January 2013 S&P MidCap 400 Index Swap,
Terminating 01/31/13[5]
(Notional Value $863,879)	847	5,733
Goldman Sachs International
January 2013 S&P MidCap 400 Index Swap,
Terminating 01/23/13[5]
(Notional Value $1,546,234)	1,515	4,560
(Total Notional Value
$4,936,437)		$50,434

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.

[4]	Securities lending collateral — See Note 10.

[5]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. plc — Public Limited Company

66 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

mid-cap 1.5x strategy fund

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $65,849 of securities loaned
(cost $6,258,494)	$8,639,431
Repurchase agreements, at value
(cost $1,721,620)	1,721,620
Total investments
(cost $7,980,114)	10,361,051
Segregated cash with broker	360,000
Unrealized appreciation on swap agreements	50,434
Receivables:
Securities sold	7,041,056
Variation margin	168,750
Fund shares sold	80,413
Dividends	7,599
Interest	84
Total assets	18,069,387
Liabilities:
Payable for:
Fund shares redeemed	3,887,310
Payable upon return of securities loaned	66,064
Securities purchased	24,903
Management fees	10,025
Transfer agent and administrative fees	2,785
Investor service fees	2,785
Portfolio accounting fees	1,114
Miscellaneous	23,751
Total liabilities	4,018,737
Net assets	$14,050,650
Net assets consist of:
Paid in capital	$16,156,095
Undistributed net investment income	1
Accumulated net realized loss on investments	(4,657,236)
Net unrealized appreciation on investments	2,551,790
Net assets	$14,050,650
Capital shares outstanding	594,994
Net asset value per share	$23.61

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$134,511
Interest	3,433
Income from securities lending, net	189
Total investment income	138,133

Expenses:
Management fees	104,683
Transfer agent and administrative fees	29,078
Investor service fees	29,078
Portfolio accounting fees	11,631
Professional fees	10,582
Custodian fees	2,330
Trustees’ fees*	1,157
Miscellaneous	12,075
Total expenses	200,614
Net investment loss	(62,481)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	269,791
Swap agreements	639,314
Futures contracts	653,178
Net realized gain	1,562,283
Net change in unrealized appreciation (depreciation) on:
Investments	881,495
Swap agreements	71,708
Futures contracts	39,760
Net change in unrealized appreciation (depreciation)	992,963
Net realized and unrealized gain	2,555,246
Net increase in net assets resulting from operations	$2,492,765

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 67

mid-cap 1.5x strategy fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(62,481)	$(132,623)
Net realized gain (loss) on investments	1,562,283	(108,377)
Net change in unrealized appreciation (depreciation) on investments	992,963	(1,201,396)
Net increase (decrease) in net assets resulting from operations	2,492,765	(1,442,396)

Capital share transactions:
Proceeds from sale of shares	62,572,349	97,127,253
Cost of shares redeemed	(63,382,856)	(103,876,009)
Net decrease from capital share transactions	(810,507)	(6,748,756)
Net increase (decrease) in net assets	1,682,258	(8,191,152)

Net assets:
Beginning of year	12,368,392	20,559,544
End of year	$14,050,650	$12,368,392
Undistributed net investment income at end of year	$1	$—

Capital share activity:
Shares sold	2,837,744	4,625,219
Shares redeemed	(2,894,014)	(4,974,156)
Net decrease in shares	(56,270)	(348,937)

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

mid-cap 1.5x strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$18.99	$20.56	$14.95	$9.81	$21.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.19)	(.13)	(.07)	.01
Net gain (loss) on investments (realized and unrealized)	4.74	(1.38)	5.74	5.22	(11.92)
Total from investment operations	4.62	(1.57)	5.61	5.15	(11.91)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Total distributions	—	—	—	(.01)	—
Net asset value, end of period	$23.61	$18.99	$20.56	$14.95	$9.81

Total Return[b]	24.33%	(7.59%)	37.55%	52.40%	(54.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,051	$12,368	$20,560	$14,376	$13,150
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.89%)	(0.78%)	(0.58%)	0.07%
Total expenses	1.72%	1.77%	1.71%	1.71%	1.66%
Portfolio turnover rate	247%	222%	176%	61%	163%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

performance report and FUND PROFILE (Unaudited)	December 31, 2012

Inverse Mid-Cap Strategy Fund

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2012, Inverse Mid-Cap Strategy Fund returned -18.36%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 17.88%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Financials and Consumer Discretionary provided the most performance to the underlying index during the year. No sector detracted, but Telecommunication Services and Utilities contributed least.

Regeneron Pharmacueticals, Inc., PPG Industries, Inc. and Crown Castle International Corp. contributed the most performance to the underlying index for the year. Apollo Group, Inc., Cliffs Natural Resources, Inc. and Humana, Inc. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:  May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

70 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
Inverse Mid-Cap Strategy Fund	-18.36%	-13.24%	-10.71%
S&P MidCap 400 Index	17.88%	5.15%	8.06%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	December 31, 2012
Inverse Mid-Cap Strategy Fund

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 43.6%
Freddie Mac[1]
0.09% due 03/25/13	$739,000	$738,917
Fannie Mae[1]
0.09% due 03/27/13	150,000	149,982
Farmer Mac[2]
0.12% due 01/03/13	125,000	124,999
Total Federal Agency Discount Notes
(Cost $1,013,812)		1,013,898
REPURCHASE AGREEMENTS††,3 - 60.3%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[4]	601,238	601,238
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	268,106	268,106
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	268,106	268,106
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	268,106	268,106
Total Repurchase Agreements
(Cost $1,405,556)		1,405,556
Total Investments - 103.9%
(Cost $2,419,368)		$2,419,454
Other Assets & Liabilities, net - (3.9)%		(90,437)
Total Net Assets - 100.0%		$2,329,017

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 S&P MidCap 400 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $407,000)	4	$(4,655)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2013 S&P MidCap 400 Index Swap,
Terminating 01/23/13[5]
(Notional Value $98,874)	97	$(854)
Credit Suisse Capital, LLC
January 2013 S&P MidCap 400 Index Swap,
Terminating 01/31/13[5]
(Notional Value $97,119)	95	(1,533)
Barclays Bank plc
January 2013 S&P MidCap 400 Index Swap,
Terminating 01/31/13[5]
(Notional Value $1,742,503)	1,708	(27,690)
(Total Notional Value
$1,938,496)		$(30,077)

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[5]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

plc — Public Limited Company

72 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE mid-cap strategy fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $1,013,812)	$1,013,898
Repurchase agreements, at value
(cost $1,405,556)	1,405,556
Total investments
(cost $2,419,368)	2,419,454
Segregated cash with broker	16,000
Receivables:
Interest	5
Fund shares sold	1
Total assets	2,435,460
Liabilities:
Unrealized depreciation on swap agreements	30,077
Payable for:
Fund shares redeemed	61,880
Variation margin	8,945
Swap settlement	1,578
Management fees	825
Transfer agent and administrative fees	229
Investor service fees	229
Portfolio accounting fees	92
Miscellaneous	2,588
Total liabilities	106,443
Net assets	$2,329,017
Net assets consist of:
Paid in capital	$5,578,943
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,215,280)
Net unrealized depreciation on investments	(34,646)
Net assets	$2,329,017
Capital shares outstanding	136,045
Net asset value per share	$17.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$1,599
Total investment income	1,599

Expenses:
Management fees	12,806
Transfer agent and administrative fees	3,557
Investor service fees	3,557
Portfolio accounting fees	1,423
Professional fees	1,373
Custodian fees	279
Trustees’ fees*	156
Miscellaneous	1,452
Total expenses	24,603
Net investment loss	(23,004)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(193,297)
Futures contracts	(41,139)
Net realized loss	(234,436)
Net change in unrealized appreciation (depreciation) on:
Investments	87
Swap agreements	(38,057)
Futures contracts	(6,032)
Net change in unrealized appreciation (depreciation)	(44,002)
Net realized and unrealized loss	(278,438)
Net decrease in net assets resulting from operations	$(301,442)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 73

INVERSE mid-cap strategy fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(23,004)	$(30,735)
Net realized loss on investments	(234,436)	(367,961)
Net change in unrealized appreciation (depreciation) on investments	(44,002)	(1,089)
Net decrease in net assets resulting from operations	(301,442)	(399,785)

Capital share transactions:
Proceeds from sale of shares	17,082,699	23,035,223
Cost of shares redeemed	(15,593,464)	(24,471,556)
Net increase (decrease) from capital share transactions	1,489,235	(1,436,333)
Net increase (decrease) in net assets	1,187,793	(1,836,118)

Net assets:
Beginning of year	1,141,224	2,977,342
End of year	$2,329,017	$1,141,224
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	901,163	1,048,482
Shares redeemed	(819,533)	(1,125,608)
Net increase (decrease) in shares	81,630	(77,126)

74 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE mid-cap strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$20.97	$22.63	$30.29	$46.80	$35.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.37)	(.42)	(.61)	.05
Net gain (loss) on investments (realized and unrealized)	(3.55)	(1.29)	(7.24)	(15.90)	12.04
Total from investment operations	(3.85)	(1.66)	(7.66)	(16.51)	12.09
Less distributions from:
Net investment income	—	—	—	—	(.32)
Total distributions	—	—	—	—	(.32)
Net asset value, end of period	$17.12	$20.97	$22.63	$30.29	$46.80

Total Return[b]	(18.36%)	(7.34%)	(25.29%)	(35.28%)	34.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,329	$1,141	$2,977	$4,677	$4,813
Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.71%)	(1.56%)	(1.58%)	0.12%
Total expenses	1.73%	1.75%	1.71%	1.71%	1.67%
Portfolio turnover rate	—	—	—	—	—

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 75

performance report and FUND PROFILE (Unaudited)	December 31, 2012

russell 2000® 2x strategy fund

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 29.19%, while the Russell 2000 Index returned 16.35% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Consumer Discretionary. Energy was the only sector that detracted from performance for the year.

Pharmacyclics, Inc., Ocwen Financial Corp. and 3D Systems Corp. were the largest contributors to performance of the underlying index for the year. Key Energy Services, Inc., Knight Capital Group, Inc. and Bill Barrett Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Ocwen Financial Corp.	0.2%
Pharmacyclics, Inc.	0.2%
Alaska Air Group, Inc.	0.2%
Dril-Quip, Inc.	0.2%
CommVault Systems, Inc.	0.2%
Acuity Brands, Inc.	0.2%
Genesee & Wyoming, Inc. — Class A	0.2%
Cymer, Inc.	0.2%
Warnaco Group, Inc.	0.2%
WEX, Inc.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

76 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(10/27/06)
Russell 2000® 2x Strategy Fund	29.19%	-6.64%	-6.85%
Russell 2000 Index	16.35%	3.56%	3.12%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2012

russell 2000® 2x strategy fund

	Shares	Value

COMMON STOCKS† - 79.1%

Financials - 17.6%
Ocwen Financial Corp.*	221	$7,643
Starwood Property Trust, Inc.	239	5,487
First American Financial Corp.	227	5,468
Omega Healthcare Investors, Inc.	226	5,389
Highwoods Properties, Inc.	150	5,017
Alterra Capital Holdings Ltd.	177	4,989
Hancock Holding Co.	157	4,982
Two Harbors Investment Corp.	445	4,931
Invesco Mortgage Capital, Inc.	242	4,770
EPR Properties	102	4,703
LaSalle Hotel Properties	183	4,646
Prosperity Bancshares, Inc.	104	4,367
RLJ Lodging Trust	219	4,242
Susquehanna Bancshares, Inc.	396	4,149
CNO Financial Group, Inc.	444	4,142
Healthcare Realty Trust, Inc.	168	4,034
Portfolio Recovery Associates, Inc.*	37	3,953
Colonial Properties Trust	181	3,868
American Realty Capital Trust, Inc.	330	3,812
CubeSmart	255	3,715
Washington Real Estate Investment Trust	139	3,635
Stifel Financial Corp.*	113	3,612
Sovran Self Storage, Inc.	58	3,602
Texas Capital Bancshares, Inc.*	80	3,585
Apollo Investment Corp.	427	3,571
Platinum Underwriters Holdings Ltd.	76	3,496
Potlatch Corp.	88	3,449
Medical Properties Trust, Inc.	284	3,397
DCT Industrial Trust, Inc.	516	3,348
FirstMerit Corp.	230	3,264
Cathay General Bancorp	166	3,237
Glimcher Realty Trust	291	3,228
EastGroup Properties, Inc.	59	3,175
RLI Corp.	49	3,168
DiamondRock Hospitality Co.	352	3,168
Trustmark Corp.	140	3,144
Webster Financial Corp.	153	3,144
First Cash Financial Services, Inc.*	63	3,126
FNB Corp.	294	3,122
Greenhill & Company, Inc.	60	3,119
UMB Financial Corp.	71	3,113
Ryman Hospitality Properties	81	3,099
IBERIABANK Corp.	63	3,095
Primerica, Inc.	102	3,061
National Health Investors, Inc.	54	3,053
DuPont Fabros Technology, Inc.	124	2,996
Wintrust Financial Corp.	79	2,899
Redwood Trust, Inc.	170	2,871
MarketAxess Holdings, Inc.	81	2,858
CYS Investments, Inc.	239	2,823
BancorpSouth, Inc.	194	2,821
PHH Corp.*	122	2,775
Umpqua Holdings Corp.	233	2,747
Prospect Capital Corp.	251	2,729
First Financial Bankshares, Inc.	69	2,692
Financial Engines, Inc.*	96	2,665
Sunstone Hotel Investors, Inc.*	246	2,635
Lexington Realty Trust	252	2,633
PS Business Parks, Inc.	40	2,599
Westamerica Bancorporation	61	2,598
First Industrial Realty Trust, Inc.*	184	2,591
Pebblebrook Hotel Trust	112	2,587
Cash America International, Inc.	64	2,539
United Bankshares, Inc.	104	2,529
Northwest Bancshares, Inc.	208	2,524
Equity One, Inc.	120	2,521
Montpelier Re Holdings Ltd.	110	2,515
Walter Investment Management Corp.*	58	2,496
Old National Bancorp	203	2,410
ARMOUR Residential REIT, Inc.	372	2,407
Strategic Hotels & Resorts, Inc.*	376	2,406
National Penn Bancshares, Inc.	257	2,395
LTC Properties, Inc.	66	2,323
MB Financial, Inc.	116	2,291
Acadia Realty Trust	91	2,282
Glacier Bancorp, Inc.	151	2,221
Selective Insurance Group, Inc.	115	2,216
Capstead Mortgage Corp.	192	2,202
Community Bank System, Inc.	80	2,189
Sun Communities, Inc.	54	2,154
Pennsylvania Real Estate Investment Trust	122	2,152
Symetra Financial Corp.	161	2,090
PennyMac Mortgage Investment Trust	82	2,074
EZCORP, Inc. — Class A*	104	2,065
Education Realty Trust, Inc.	194	2,064
Bank of the Ozarks, Inc.	61	2,042
International Bancshares Corp.	113	2,040
Credit Acceptance Corp.*	20	2,034
NorthStar Realty Finance Corp.	283	1,992
First Midwest Bancorp, Inc.	158	1,978
PrivateBancorp, Inc.	129	1,976
CVB Financial Corp.	187	1,945
Evercore Partners, Inc. — Class A	63	1,902
Government Properties Income Trust	79	1,894
BBCN Bancorp, Inc.	163	1,886
Argo Group International Holdings Ltd.	56	1,881
American Assets Trust, Inc.	67	1,871
Franklin Street Properties Corp.	152	1,871
Fifth Street Finance Corp.	177	1,844
Provident Financial Services, Inc.	122	1,820
Solar Capital Ltd.	76	1,817
Hersha Hospitality Trust — Class A	360	1,800
Enstar Group Ltd.*	16	1,792
World Acceptance Corp.*	24	1,789
DFC Global Corp.*	96	1,777
Sabra Health Care REIT, Inc.	81	1,759
American Capital Mortgage
Investment Corp.	74	1,744
First Financial Bancorp	118	1,725

78 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Investors Bancorp, Inc.	97	$1,725
Astoria Financial Corp.	183	1,713
Horace Mann Educators Corp.	85	1,697
Radian Group, Inc.	277	1,692
CreXus Investment Corp.	138	1,691
Amtrust Financial Services, Inc.	58	1,664
Anworth Mortgage Asset Corp.	287	1,659
Cousins Properties, Inc.	195	1,628
Park National Corp.	25	1,616
BlackRock Kelso Capital Corp.	159	1,600
Home BancShares, Inc.	48	1,585
Investors Real Estate Trust	181	1,580
American Equity Investment Life
Holding Co.	129	1,575
Virtus Investment Partners, Inc.*	13	1,572
Hudson Pacific Properties, Inc.	74	1,558
Main Street Capital Corp.	51	1,556
ViewPoint Financial Group, Inc.	74	1,550
Nelnet, Inc. — Class A	52	1,549
Columbia Banking System, Inc.	86	1,543
Citizens Republic Bancorp, Inc.*	80	1,518
Infinity Property & Casualty Corp.	26	1,514
PacWest Bancorp	61	1,512
First Commonwealth Financial Corp.	221	1,507
Western Alliance Bancorporation*	142	1,495
National Financial Partners Corp.*	87	1,491
NBT Bancorp, Inc.	73	1,480
Triangle Capital Corp.	58	1,478
Boston Private Financial Holdings, Inc.	164	1,478
Oritani Financial Corp.	96	1,471
Encore Capital Group, Inc.*	48	1,470
Associated Estates Realty Corp.	91	1,467
Chesapeake Lodging Trust	70	1,462
iStar Financial, Inc.*	178	1,451
Pinnacle Financial Partners, Inc.*	76	1,432
Employers Holdings, Inc.	69	1,420
Greenlight Capital Re Ltd. — Class A*	61	1,408
Colony Financial, Inc.	72	1,404
Chemical Financial Corp.	58	1,378
Tower Group, Inc.	76	1,351
PennantPark Investment Corp.	122	1,341
Banco Latinoamericano de Comercio
Exterior S.A. — Class E	62	1,337
Independent Bank Corp.	46	1,332
Retail Opportunity Investments Corp.	103	1,325
Alexander’s, Inc.	4	1,323
First Potomac Realty Trust	107	1,323
Universal Health Realty Income Trust	26	1,316
Inland Real Estate Corp.	157	1,316
Ramco-Gershenson Properties Trust	97	1,291
Brookline Bancorp, Inc.	146	1,241
Nationstar Mortgage Holdings, Inc.*	40	1,239
Sterling Financial Corp.	59	1,232
Forestar Group, Inc.*	71	1,230
Banner Corp.	40	1,229
Cohen & Steers, Inc.	40	1,219
SCBT Financial Corp.	30	1,205
Safety Insurance Group, Inc.	26	1,200
Ashford Hospitality Trust, Inc.	114	1,198
Hercules Technology Growth Capital, Inc.	107	1,191
FelCor Lodging Trust, Inc.*	255	1,191
Hilltop Holdings, Inc.*	87	1,178
Berkshire Hills Bancorp, Inc.	49	1,169
eHealth, Inc.*	42	1,154
Oriental Financial Group, Inc.	86	1,148
Coresite Realty Corp.	41	1,134
WesBanco, Inc.	51	1,133
Navigators Group, Inc.*	22	1,124
KBW, Inc.	73	1,117
City Holding Co.	32	1,115
Apollo Residential Mortgage, Inc.	55	1,110
Kennedy-Wilson Holdings, Inc.	77	1,077
Dynex Capital, Inc.	113	1,067
State Bank Financial Corp.	67	1,064
AMERISAFE, Inc.*	39	1,063
Duff & Phelps Corp. — Class A	68	1,062
Piper Jaffray Cos.*	33	1,060
MGIC Investment Corp.*	397	1,056
Renasant Corp.	55	1,053
Stewart Information Services Corp.	40	1,040
S&T Bancorp, Inc.	57	1,030
Sandy Spring Bancorp, Inc.	53	1,029
HFF, Inc. — Class A	69	1,028
Flushing Financial Corp.	67	1,028
TrustCo Bank Corp. NY	193	1,019
Getty Realty Corp.	56	1,011
Resource Capital Corp.	179	1,002
Maiden Holdings Ltd.	109	1,002
Urstadt Biddle Properties, Inc. — Class A	50	984
Epoch Holding Corp.	35	977
PICO Holdings, Inc.*	48	973
Community Trust Bancorp, Inc.	29	951
Dime Community Bancshares, Inc.	68	945
Cardinal Financial Corp.	58	944
Citizens, Inc.*	85	939
United Fire Group, Inc.	43	939
Simmons First National Corp. — Class A	37	938
Lakeland Financial Corp.	36	930
ICG Group, Inc.*	81	926
Monmouth Real Estate Investment Corp. —
Class A	88	912
West Coast Bancorp	41	908
Hanmi Financial Corp.*	65	883
AG Mortgage Investment Trust, Inc.	37	869
TowneBank	56	867
STAG Industrial, Inc.	48	863
Rouse Properties, Inc.	50	846
Excel Trust, Inc.	66	836
Campus Crest Communities, Inc.	68	834
First Merchants Corp.	56	831
United Community Banks, Inc.*	87	820
Washington Trust Bancorp, Inc.	31	816

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Tejon Ranch Co.*	29	$814
Rockville Financial, Inc.	63	813
Heartland Financial USA, Inc.	31	811
Netspend Holdings, Inc.*	68	804
NewStar Financial, Inc.*	57	799
CapLease, Inc.	143	797
TICC Capital Corp.	77	779
Southside Bancshares, Inc.	36	758
FBL Financial Group, Inc. — Class A	22	753
EverBank Financial Corp.	50	746
MCG Capital Corp.	162	745
GAMCO Investors, Inc. — Class A	14	743
Eagle Bancorp, Inc.*	37	739
WisdomTree Investments, Inc.*	120	734
Wilshire Bancorp, Inc.*	125	734
Investment Technology Group, Inc.*	81	729
First Financial Corp.	24	726
BGC Partners, Inc. — Class A	209	723
StellarOne Corp.	51	721
Knight Capital Group, Inc. — Class A*	205	720
Federal Agricultural Mortgage Corp. —
Class C	22	715
1st Source Corp.	32	707
Taylor Capital Group, Inc.*	39	704
First Busey Corp.	151	702
Central Pacific Financial Corp.*	45	702
OneBeacon Insurance Group Ltd. —
Class A	50	695
Union First Market Bankshares Corp.	44	694
United Financial Bancorp, Inc.	44	692
Bancorp, Inc.*	63	691
Provident New York Bancorp	74	689
First BanCorp*	150	687
Saul Centers, Inc.	16	685
Beneficial Mutual Bancorp, Inc.*	72	684
Agree Realty Corp.	25	670
Safeguard Scientifics, Inc.*	45	664
Winthrop Realty Trust	60	663
Kite Realty Group Trust	116	648
Cedar Realty Trust, Inc.	121	639
Trico Bancshares	38	637
Tompkins Financial Corp.	16	634
Univest Corporation of Pennsylvania	37	633
MVC Capital, Inc.	52	632
Apollo Commercial Real Estate
Finance, Inc.	38	617
RAIT Financial Trust	109	616
Ameris Bancorp*	49	612
Sterling Bancorp	67	610
Green Dot Corp. — Class A*	50	610
German American Bancorp, Inc.	28	608
BancFirst Corp.	14	593
Meadowbrook Insurance Group, Inc.	101	584
Camden National Corp.	17	577
Baldwin & Lyons, Inc. — Class B	24	573
Summit Hotel Properties, Inc.	60	570
CoBiz Financial, Inc.	76	568
SY Bancorp, Inc.	25	561
Lakeland Bancorp, Inc.	55	560
Financial Institutions, Inc.	30	559
OmniAmerican Bancorp, Inc.*	24	555
WSFS Financial Corp.	13	549
Arrow Financial Corp.	22	549
Territorial Bancorp, Inc.	24	548
MainSource Financial Group, Inc.	43	545
Centerstate Banks, Inc.	63	537
First Connecticut Bancorp, Inc.	39	536
Global Indemnity plc — Class A*	24	531
First Community Bancshares, Inc.	33	527
First Interstate Bancsystem, Inc. —
Class A	34	525
Medley Capital Corp.	36	524
Franklin Financial Corp.	31	514
Bryn Mawr Bank Corp.	23	512
Citizens & Northern Corp.	27	510
Great Southern Bancorp, Inc.	20	509
INTL FCStone, Inc.*	29	505
BofI Holding, Inc.*	18	502
Heritage Financial Corp.	34	499
Hudson Valley Holding Corp.	32	498
Capital Southwest Corp.	5	498
Select Income REIT	20	495
Home Loan Servicing Solutions Ltd.	26	491
Parkway Properties, Inc.	35	490
Northfield Bancorp, Inc.	32	488
Southwest Bancorp, Inc.*	43	482
State Auto Financial Corp.	32	478
Arlington Asset Investment Corp. —
Class A	23	478
Virginia Commerce Bancorp, Inc.*	53	474
Peoples Bancorp, Inc.	23	470
Fox Chase Bancorp, Inc.	28	466
Republic Bancorp, Inc. — Class A	22	465
Washington Banking Co.	34	463
Cowen Group, Inc. — Class A*	188	461
GFI Group, Inc.	141	457
National Bankshares, Inc.	14	453
First of Long Island Corp.	16	453
Westwood Holdings Group, Inc.	11	450
Bank of Marin Bancorp	12	450
Solar Senior Capital Ltd.	24	448
Crawford & Co. — Class B	56	447
One Liberty Properties, Inc.	22	446
SeaBright Holdings, Inc.	40	443
CNB Financial Corp.	27	442
Bank Mutual Corp.	101	434
Terreno Realty Corp.	28	432
KCAP Financial, Inc.	47	432
First Financial Holdings, Inc.	33	432
Golub Capital BDC, Inc.	27	431

80 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Enterprise Financial Services Corp.	33	$431
Gladstone Commercial Corp.	24	431
OceanFirst Financial Corp.	31	426
Preferred Bank/Los Angeles CA*	30	426
First Bancorp	33	423
FXCM, Inc. — Class A	42	423
Home Federal Bancorp, Inc.	34	423
1st United Bancorp, Inc.	67	419
Homeowners Choice, Inc.	20	416
Calamos Asset Management, Inc. —
Class A	39	412
Westfield Financial, Inc.	57	412
Bridge Bancorp, Inc.	20	407
American National Bankshares, Inc.	20	404
National Interstate Corp.	14	403
First Defiance Financial Corp.	21	403
Chatham Lodging Trust	26	400
THL Credit, Inc.	27	399
Oppenheimer Holdings, Inc. — Class A	23	397
Metro Bancorp, Inc.*	30	397
Western Asset Mortgage Capital Corp.	20	395
C&F Financial Corp.	10	389
Pacific Continental Corp.	40	389
Medallion Financial Corp.	33	387
First California Financial Group, Inc.*	50	386
Thomas Properties Group, Inc.	70	379
American Safety Insurance Holdings Ltd.*	20	378
Gladstone Capital Corp.	46	375
Ames National Corp.	17	372
Park Sterling Corp.*	71	371
West Bancorporation, Inc.	34	367
Whitestone REIT	26	365
HomeStreet, Inc.*	14	358
Provident Financial Holdings, Inc.	20	350
FBR & Co.*	90	348
BankFinancial Corp.	46	341
SWS Group, Inc.*	64	339
GSV Capital Corp.*	40	337
Bar Harbor Bankshares	10	337
Gladstone Investment Corp.	48	334
Walker & Dunlop, Inc.*	20	333
NGP Capital Resources Co.	46	332
Mercantile Bank Corp.	20	330
MetroCorp Bancshares, Inc.*	30	330
Ares Commercial Real Estate Corp.	20	328
Manning & Napier, Inc. — Class A	26	328
Bank of Kentucky Financial Corp.	13	321
ESB Financial Corp.	23	319
Heritage Commerce Corp.*	45	314
Guaranty Bancorp*	160	312
Kearny Financial Corp.	32	312
Bridge Capital Holdings*	20	311
UMH Properties, Inc.	30	310
Alliance Financial Corp.	7	305
Ladenburg Thalmann Financial
Services, Inc.*	215	301
Marlin Business Services Corp.	15	301
Penns Woods Bancorp, Inc.	8	299
Simplicity Bancorp, Inc.	20	299
Sierra Bancorp	26	297
Phoenix Companies, Inc.*	12	297
First Bancorp, Inc.	18	296
Capital City Bank Group, Inc.*	26	296
Horizon Bancorp	15	295
Gramercy Capital Corporation*	100	294
Sun Bancorp, Inc.*	81	287
Meridian Interstate Bancorp, Inc.*	17	285
Peapack Gladstone Financial Corp.	20	282
Fidus Investment Corp.	17	280
Consolidated-Tomoka Land Co.	9	279
Heritage Financial Group, Inc.	20	276
Suffolk Bancorp*	21	275
Nicholas Financial, Inc.	22	273
Diamond Hill Investment Group, Inc.	4	271
Center Bancorp, Inc.	23	266
Century Bancorp, Inc. — Class A	8	264
MidSouth Bancorp, Inc.	16	262
Access National Corp.	20	260
New York Mortgage Trust, Inc.	40	253
Farmers National Banc Corp.	40	248
Seacoast Banking Corporation of Florida*	153	246
BSB Bancorp, Inc.*	20	245
Hallmark Financial Services*	26	244
Roma Financial Corp.	16	242
AV Homes, Inc.*	17	242
EMC Insurance Group, Inc.	10	239
New Mountain Finance Corp.	16	238
First Pactrust Bancorp, Inc.	19	233
FNB United Corp.*	20	232
Heritage Oaks Bancorp*	40	232
SI Financial Group, Inc.	20	230
First Financial Northwest, Inc.*	30	227
Northrim BanCorp, Inc.	10	227
Harris & Harris Group, Inc.*	67	221
ESSA Bancorp, Inc.	20	218
Cape Bancorp, Inc.	25	217
NASB Financial, Inc.*	10	214
JMP Group, Inc.	34	206
MidWestOne Financial Group, Inc.	10	205
Clifton Savings Bancorp, Inc.	18	203
Resource America, Inc. — Class A	30	200
Zillow, Inc. — Class A*	7	194
Doral Financial Corp.*	266	193
Fidelity Southern Corp.*	20	191
Kansas City Life Insurance Co.	5	191
Asta Funding, Inc.	20	190
Merchants Bancshares, Inc.	7	187
Donegal Group, Inc. — Class A	13	183
Home Bancorp, Inc.*	10	183
Tree.com, Inc.	10	180
Middleburg Financial Corp.	10	177
Peoples Federal Bancshares, Inc.	10	174

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Independence Holding Co.	18	$171
Universal Insurance Holdings, Inc.	39	171
Eastern Insurance Holdings, Inc.	10	171
Regional Management Corp.*	10	166
Enterprise Bancorp, Inc.	10	165
National Western Life Insurance Co. —
Class A	1	158
Waterstone Financial, Inc.*	20	156
Horizon Technology Finance Corp.	10	149
Charter Financial Corp.	14	148
TCP Capital Corp.	10	147
MicroFinancial, Inc.	20	146
Asset Acceptance Capital Corp.*	30	135
Fortegra Financial Corp.*	15	133
Artio Global Investors, Inc. — Class A	68	129
Pacific Mercantile Bancorp*	20	126
Gain Capital Holdings, Inc.	30	123
CIFC Corp.*	14	112
Capital Bank Financial Corp. — Class A*	6	102
First Federal Bancshares of
Arkansas, Inc.*	10	98
First Marblehead Corp.*	121	94
Pzena Investment Management, Inc. —
Class A	16	86
Berkshire Bancorp, Inc.	10	82
Cascade Bancorp*	11	69
California First National Bancorp	4	60
Crescent Financial Bancshares, Inc.*	10	46
Total Financials		552,918
Information Technology - 13.3%
CommVault Systems, Inc.*	92	6,414
Cymer, Inc.*	68	6,148
WEX, Inc.*	79	5,953
Parametric Technology Corp.*	253	5,695
Aspen Technology, Inc.*	193	5,335
3D Systems Corp.*	93	4,962
Ultimate Software Group, Inc.*	52	4,909
Aruba Networks, Inc.*	232	4,814
MAXIMUS, Inc.	74	4,679
CoStar Group, Inc.*	52	4,646
FEI Co.	82	4,547
Convergys Corp.	247	4,053
Hittite Microwave Corp.*	65	4,038
First Solar, Inc.*	130	4,014
InterDigital, Inc.	97	3,987
Anixter International, Inc.	62	3,966
Semtech Corp.*	137	3,966
Microsemi Corp.*	183	3,850
QLIK Technologies, Inc.*	175	3,801
Cirrus Logic, Inc.*	131	3,795
Arris Group, Inc.*	237	3,541
ACI Worldwide, Inc.*	81	3,539
Plantronics, Inc.	90	3,318
Cognex Corp.	90	3,314
Mentor Graphics Corp.*	194	3,302
Ciena Corp.*	210	3,297
ValueClick, Inc.*	169	3,280
Cavium, Inc.*	105	3,277
TiVo, Inc.*	260	3,203
NETGEAR, Inc.*	81	3,193
Fair Isaac Corp.	75	3,152
Tyler Technologies, Inc.*	64	3,100
j2 Global, Inc.	101	3,089
CACI International, Inc. — Class A*	56	3,082
Finisar Corp.*	189	3,081
ViaSat, Inc.*	78	3,034
MKS Instruments, Inc.	115	2,964
Progress Software Corp.*	136	2,855
Sourcefire, Inc.*	59	2,786
Acxiom Corp.*	158	2,759
OSI Systems, Inc.*	43	2,754
Sapient Corp.*	259	2,735
Dealertrack Technologies, Inc.*	94	2,700
Littelfuse, Inc.	43	2,655
Entegris, Inc.*	289	2,653
VirnetX Holding Corp.*	90	2,635
Coherent, Inc.	52	2,632
VistaPrint N.V.*	80	2,629
Euronet Worldwide, Inc.*	111	2,620
RF Micro Devices, Inc.*	583	2,612
ADTRAN, Inc.	129	2,521
Heartland Payment Systems, Inc.	85	2,508
International Rectifier Corp.*	140	2,482
Veeco Instruments, Inc.*	84	2,480
Manhattan Associates, Inc.*	40	2,414
OpenTable, Inc.*	49	2,391
Cardtronics, Inc.*	97	2,303
Blackbaud, Inc.	99	2,260
BroadSoft, Inc.*	62	2,252
Synaptics, Inc.*	75	2,247
Intersil Corp. — Class A	270	2,238
Universal Display Corp.*	86	2,203
Integrated Device Technology, Inc.*	301	2,197
Liquidity Services, Inc.*	53	2,166
NIC, Inc.	131	2,141
Power Integrations, Inc.	62	2,084
Benchmark Electronics, Inc.*	124	2,060
Ultratech, Inc.*	55	2,052
Bottomline Technologies, Inc.*	76	2,006
Plexus Corp.*	77	1,987
Cornerstone OnDemand, Inc.*	67	1,979
NetScout Systems, Inc.*	76	1,975
SYNNEX Corp.*	57	1,960
QLogic Corp.*	200	1,946
Electronics for Imaging, Inc.*	101	1,918
ScanSource, Inc.*	59	1,874
Sanmina Corp.*	169	1,871
Syntel, Inc.	34	1,822
Cabot Microelectronics Corp.	51	1,811
Take-Two Interactive Software, Inc.*	162	1,783
Comverse Technology, Inc.*	460	1,766

82 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Tellabs, Inc.	770	$1,756
MTS Systems Corp.	34	1,732
TriQuint Semiconductor, Inc.*	355	1,718
Tessera Technologies, Inc.	104	1,708
Rogers Corp.*	34	1,688
RealPage, Inc.*	78	1,682
Unisys Corp.*	96	1,661
OmniVision Technologies, Inc.*	114	1,605
WebMD Health Corp. — Class A*	110	1,577
Insight Enterprises, Inc.*	90	1,563
SS&C Technologies Holdings, Inc.*	67	1,549
MEMC Electronic Materials, Inc.*	480	1,541
Ixia*	90	1,528
Badger Meter, Inc.	32	1,517
LivePerson, Inc.*	114	1,498
Monolithic Power Systems, Inc.	67	1,493
Advent Software, Inc.*	69	1,475
Spansion, Inc. — Class A*	106	1,474
EarthLink, Inc.	222	1,434
Monster Worldwide, Inc.*	250	1,405
Verint Systems, Inc.*	47	1,380
ATMI, Inc.*	66	1,378
CSG Systems International, Inc.*	74	1,345
Blucora, Inc.*	85	1,335
Mantech International Corp. — Class A	51	1,323
Infinera Corp.*	227	1,319
Comverse, Inc.*	46	1,312
Guidewire Software, Inc.*	44	1,308
MicroStrategy, Inc. — Class A*	14	1,307
Emulex Corp.*	178	1,299
ExlService Holdings, Inc.*	49	1,299
Cray, Inc.*	81	1,292
Rofin-Sinar Technologies, Inc.*	59	1,279
Intermec, Inc.*	129	1,272
Synchronoss Technologies, Inc.*	60	1,265
Harmonic, Inc.*	249	1,262
Diodes, Inc.*	72	1,249
FARO Technologies, Inc.*	35	1,249
Ellie Mae, Inc.*	45	1,249
Monotype Imaging Holdings, Inc.	78	1,246
Bankrate, Inc.*	99	1,233
Websense, Inc.*	81	1,218
Park Electrochemical Corp.	46	1,184
Advanced Energy Industries, Inc.*	85	1,174
Measurement Specialties, Inc.*	33	1,134
LogMeIn, Inc.*	50	1,121
TNS, Inc.*	54	1,119
Rambus, Inc.*	229	1,118
Applied Micro Circuits Corp.*	132	1,109
Digital River, Inc.*	77	1,108
Loral Space & Communications, Inc.	20	1,093
iGATE Corp.*	69	1,088
Brooks Automation, Inc.	135	1,087
RealD, Inc.*,1	96	1,076
Newport Corp.*	79	1,063
Accelrys, Inc.*	117	1,059
Global Cash Access Holdings, Inc.*	134	1,051
United Online, Inc.	185	1,034
Web.com Group, Inc.*	69	1,021
Micrel, Inc.	106	1,007
comScore, Inc.*	73	1,006
Comtech Telecommunications Corp.	39	990
TTM Technologies, Inc.*	107	984
Lattice Semiconductor Corp.*	246	982
Ebix, Inc.	61	980
Entropic Communications, Inc.*	185	979
Interactive Intelligence Group, Inc.*	29	973
Checkpoint Systems, Inc.*	88	945
Volterra Semiconductor Corp.*	55	944
Angie’s List, Inc.*	78	935
Black Box Corp.	38	925
Constant Contact, Inc.*	65	924
Dice Holdings, Inc.*	100	918
TeleTech Holdings, Inc.*	50	890
Silicon Image, Inc.*	179	888
Rudolph Technologies, Inc.*	66	888
EPIQ Systems, Inc.	69	882
PROS Holdings, Inc.*	47	860
InvenSense, Inc. — Class A*	77	855
Daktronics, Inc.	77	852
Cass Information Systems, Inc.	20	844
Vocus, Inc.*	48	834
Forrester Research, Inc.	31	831
MIPS Technologies, Inc. — Class A*	105	821
Procera Networks, Inc.*	44	816
Methode Electronics, Inc.	81	812
Ceva, Inc.*	51	803
Internap Network Services Corp.*	115	798
CTS Corp.	75	797
Tangoe, Inc.*	65	772
Photronics, Inc.*	129	769
Perficient, Inc.*	65	766
Sonus Networks, Inc.*	447	760
GT Advanced Technologies, Inc.*,1	246	743
Stamps.com, Inc.*	29	731
PDF Solutions, Inc.*	53	730
Pegasystems, Inc.	32	726
Exar Corp.*	81	721
Extreme Networks*	198	721
Nanometrics, Inc.*	49	707
DTS, Inc.*	42	701
Amkor Technology, Inc.*	165	701
Higher One Holdings, Inc.*	66	696
Silicon Graphics International Corp.*	67	685
SPS Commerce, Inc.*	18	671
LTX-Credence Corp.*	102	669
MoneyGram International, Inc.*	50	665
Calix, Inc.*	86	661
Fabrinet*	50	657
Move, Inc.*	85	645
ServiceSource International, Inc.*	109	638
Imperva, Inc.*	20	631

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Envestnet, Inc.*	45	$628
Virtusa Corp.*	38	624
Oplink Communications, Inc.*	40	623
Anaren, Inc.*	32	622
Demand Media, Inc.*	66	613
Quantum Corp.*	486	603
Computer Task Group, Inc.*	33	602
Electro Rent Corp.	39	600
Super Micro Computer, Inc.*	57	581
Actuate Corp.*	103	577
Cohu, Inc.	53	575
Mercury Systems, Inc.*	62	570
Saba Software, Inc.*	65	568
Globecomm Systems, Inc.*	50	565
Power-One, Inc.*	137	563
GSI Group, Inc.*	64	554
Seachange International, Inc.*	56	542
Integrated Silicon Solution, Inc.*	60	540
Keynote Systems, Inc.	38	535
Digi International, Inc.*	56	530
XO Group, Inc.*	57	530
Symmetricom, Inc.*	91	525
CIBER, Inc.*	157	524
SciQuest, Inc.*	33	523
Mesa Laboratories, Inc.	10	501
CalAmp Corp.*	60	499
Electro Scientific Industries, Inc.	50	498
Lionbridge Technologies, Inc.*	123	494
IXYS Corp.	54	494
KEMET Corp.*	98	493
Avid Technology, Inc.*	65	493
Zygo Corp.*	31	487
FormFactor, Inc.*	106	483
Maxwell Technologies, Inc.*	58	481
IntraLinks Holdings, Inc.*	76	469
VASCO Data Security International, Inc.*	57	465
Responsys, Inc.*	77	459
Kopin Corp.*	136	453
Inphi Corp.*	47	450
QuinStreet, Inc.*	67	450
SunPower Corp. — Class A*	80	450
ShoreTel, Inc.*	103	437
Jive Software, Inc.*	30	436
Immersion Corp.*	62	426
support.com, Inc.*	101	422
KVH Industries, Inc.*	30	419
Bel Fuse, Inc. — Class B	21	411
Aviat Networks, Inc.*	124	408
Supertex, Inc.	23	404
Pericom Semiconductor Corp.*	50	402
ExactTarget, Inc.*	20	400
Guidance Software, Inc.*	33	392
NVE Corp.*	7	388
STEC, Inc.*	78	385
Multi-Fineline Electronix, Inc.*	19	384
Telular Corp.	40	379
Active Network, Inc.*	77	378
Yelp, Inc. — Class A*	20	377
ANADIGICS, Inc.*	149	375
American Software, Inc. — Class A	48	372
Mindspeed Technologies, Inc.*	77	360
Infoblox, Inc.*	20	359
PLX Technology, Inc.*	98	356
Sigma Designs, Inc.*	69	355
Zix Corp.*	123	344
Richardson Electronics Ltd.	30	340
ePlus, Inc.	8	331
Market Leader, Inc.*	50	328
Parkervision, Inc.*	160	325
RealNetworks, Inc.*	42	318
Vishay Precision Group, Inc.*	24	317
Axcelis Technologies, Inc.*	228	317
Callidus Software, Inc.*	68	309
Numerex Corp. — Class A*	22	289
PC-Telephone, Inc.	40	288
Aeroflex Holding Corp.*	41	287
Imation Corp.*	61	285
Rosetta Stone, Inc.*	23	284
GSI Technology, Inc.*	45	282
Alpha & Omega Semiconductor Ltd.*	33	277
DSP Group, Inc.*	48	276
Intermolecular, Inc.*	31	276
Demandware, Inc.*	10	273
Telenav, Inc.*	34	271
PRGX Global, Inc.*	42	271
Limelight Networks, Inc.*	122	271
AVG Technologies N.V.*	17	269
Digimarc Corp.	13	269
Agilysys, Inc.*	32	268
OCZ Technology Group, Inc.*	140	267
Pervasive Software, Inc.*	30	267
Datalink Corp.*	30	257
Glu Mobile, Inc.*	110	252
Millennial Media, Inc.*	20	251
ModusLink Global Solutions, Inc.*	86	249
Oclaro, Inc.*	156	245
Neonode, Inc.*	50	243
Ubiquiti Networks, Inc.	20	243
MoSys, Inc.*	67	233
Intevac, Inc.*	51	233
Carbonite, Inc.*	25	231
MaxLinear, Inc. — Class A*	46	231
Ultra Clean Holdings*	47	231
PC Connection, Inc.	20	230
Tessco Technologies, Inc.	10	221
Rubicon Technology, Inc.*	36	220
Hackett Group, Inc.	51	218
Unwired Planet, Inc.*	179	215
NeoPhotonics Corp.*	37	212
Travelzoo, Inc.*	11	209
Key Tronic Corp.*	20	205
iPass, Inc.*	110	201

84 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

EPAM Systems, Inc.*	11	$199
Bazaarvoice, Inc.*	21	196
Westell Technologies, Inc. — Class A*	106	196
Echelon Corp.*	78	191
AXT, Inc.*	68	191
Innodata, Inc.*	50	189
Marchex, Inc. — Class B	44	181
Riverbed Technology, Inc.*	9	181
TechTarget, Inc.*	32	178
QuickLogic Corp.*	80	174
STR Holdings, Inc.*	64	161
QAD, Inc. — Class A	11	158
FalconStor Software, Inc.*	67	156
Spark Networks, Inc.*	20	156
Radisys Corp.*	51	152
M/A-COM Technology Solutions
Holdings, Inc.*	10	150
MeetMe, Inc.*	37	129
Proofpoint, Inc.*	10	123
Sapiens International Corporation N.V.*	30	120
Aware, Inc.	20	110
Audience, Inc.*	10	104
Mattson Technology, Inc.*	120	101
Mattersight Corp.*	20	99
Viasystems Group, Inc.*	8	98
Sycamore Networks, Inc.	41	92
Brightcove, Inc.*	9	81
Synacor, Inc.*	10	55
KIT Digital, Inc.*,1	98	47
Envivio, Inc.*	20	34
Ambient Corp.*	10	30
Total Information Technology		418,473
Industrials - 12.4%
Alaska Air Group, Inc.*	153	6,592
Acuity Brands, Inc.	91	6,164
Genesee & Wyoming, Inc. — Class A*	81	6,162
Hexcel Corp.*	209	5,634
Woodward, Inc.	143	5,452
Old Dominion Freight Line, Inc.*	156	5,349
Middleby Corp.*	41	5,256
AO Smith Corp.	83	5,234
Teledyne Technologies, Inc.*	80	5,206
HEICO Corp.	115	5,147
CLARCOR, Inc.	106	5,064
Robbins & Myers, Inc.	84	4,994
EMCOR Group, Inc.	143	4,950
US Airways Group, Inc.*	335	4,523
Belden, Inc.	100	4,499
USG Corp.*	159	4,462
Avis Budget Group, Inc.*	223	4,420
Watsco, Inc.	59	4,420
Esterline Technologies Corp.*	67	4,262
Chart Industries, Inc.*	63	4,200
Actuant Corp. — Class A	144	4,019
Applied Industrial Technologies, Inc.	92	3,866
Moog, Inc. — Class A*	93	3,816
EnerSys, Inc.*	98	3,688
Geo Group, Inc.	130	3,666
Tetra Tech, Inc.*	132	3,492
Corporate Executive Board Co.	73	3,464
Brady Corp. — Class A	103	3,440
Beacon Roofing Supply, Inc.*	103	3,428
Curtiss-Wright Corp.	103	3,381
Healthcare Services Group, Inc.	145	3,369
Deluxe Corp.	102	3,289
Advisory Board Co.*	68	3,181
Franklin Electric Company, Inc.	51	3,171
HNI Corp.	100	3,006
Mueller Industries, Inc.	59	2,952
MasTec, Inc.*	118	2,942
FTI Consulting, Inc.*	87	2,871
Granite Construction, Inc.	85	2,858
Brink’s Co.	100	2,853
JetBlue Airways Corp.*	491	2,804
Simpson Manufacturing Company, Inc.	85	2,787
United Stationers, Inc.	89	2,758
Watts Water Technologies, Inc. — Class A	64	2,751
Hub Group, Inc. — Class A*	81	2,722
Acacia Research Corp.*	104	2,668
Barnes Group, Inc.	117	2,628
Herman Miller, Inc.	118	2,528
Mine Safety Appliances Co.	59	2,520
Allegiant Travel Co. — Class A	33	2,423
Amerco, Inc.	19	2,409
UniFirst Corp.	32	2,346
TAL International Group, Inc.	64	2,328
Atlas Air Worldwide Holdings, Inc.*	52	2,304
RBC Bearings, Inc.*	46	2,303
ABM Industries, Inc.	113	2,254
Forward Air Corp.	64	2,241
Briggs & Stratton Corp.	106	2,234
ESCO Technologies, Inc.	58	2,170
Kaman Corp.	58	2,134
Lindsay Corp.	26	2,083
II-VI, Inc.*	113	2,065
Werner Enterprises, Inc.	95	2,059
AZZ, Inc.	52	1,999
Titan International, Inc.	92	1,998
Steelcase, Inc. — Class A	156	1,987
Interface, Inc. — Class A	122	1,962
Raven Industries, Inc.	74	1,950
On Assignment, Inc.*	95	1,926
Aegion Corp. — Class A*	86	1,908
DigitalGlobe, Inc.*	76	1,857
Generac Holdings, Inc.	54	1,853
Mueller Water Products, Inc. — Class A	329	1,846
Trimas Corp.*	66	1,845
EnPro Industries, Inc.*	45	1,841
Tennant Co.	41	1,802
ACCO Brands Corp.*	239	1,754
Orbital Sciences Corp.*	126	1,735

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Mobile Mini, Inc.*	83	$1,729
Knight Transportation, Inc.	117	1,712
Huron Consulting Group, Inc.*	50	1,685
Kaydon Corp.	70	1,675
Blount International, Inc.*	105	1,661
AAR Corp.	88	1,644
Universal Forest Products, Inc.	43	1,636
Quanex Building Products Corp.	80	1,633
Cubic Corp.	34	1,631
Exponent, Inc.*	29	1,619
Knoll, Inc.	105	1,613
Korn/Ferry International*	101	1,602
Insperity, Inc.	49	1,595
McGrath RentCorp	54	1,567
Team, Inc.*	41	1,560
Aircastle Ltd.	123	1,542
Swift Transportation Co. — Class A*	166	1,514
Spirit Airlines, Inc.*	85	1,506
Rush Enterprises, Inc. — Class A*	72	1,488
Apogee Enterprises, Inc.	62	1,486
Dycom Industries, Inc.*	74	1,465
G&K Services, Inc. — Class A	41	1,400
Sauer-Danfoss, Inc.	26	1,388
SkyWest, Inc.	111	1,383
Heartland Express, Inc.	105	1,372
CIRCOR International, Inc.	34	1,346
Albany International Corp. — Class A	59	1,338
Standex International Corp.	26	1,334
Astec Industries, Inc.	40	1,333
Nortek, Inc.*	20	1,325
TrueBlue, Inc.*	83	1,307
Altra Holdings, Inc.	59	1,301
Sykes Enterprises, Inc.*	85	1,294
Wabash National Corp.*	143	1,283
Rexnord Corp.*	60	1,278
Navigant Consulting, Inc.*	107	1,194
American Science & Engineering, Inc.	18	1,174
Sun Hydraulics Corp.	45	1,174
Hyster-Yale Materials Handling, Inc.	24	1,171
Cascade Corp.	18	1,157
Trex Company, Inc.*	31	1,154
GenCorp, Inc.*	124	1,135
Griffon Corp.	99	1,135
Great Lakes Dredge & Dock Corp.	127	1,134
Encore Wire Corp.	37	1,121
Quad/Graphics, Inc.	55	1,121
Resources Connection, Inc.	93	1,110
Viad Corp.	40	1,086
Taser International, Inc.*	120	1,073
Gibraltar Industries, Inc.*	67	1,067
John Bean Technologies Corp.	58	1,031
Layne Christensen Co.*	42	1,019
GeoEye, Inc.*	33	1,014
Tutor Perini Corp.*	73	1,000
Comfort Systems USA, Inc.	82	997
Primoris Services Corp.	66	993
Gorman-Rupp Co.	33	984
ICF International, Inc.*	41	961
Federal Signal Corp.*	126	959
H&E Equipment Services, Inc.	63	949
Meritor, Inc.*	200	946
US Ecology, Inc.	40	942
MYR Group, Inc.*	41	912
InnerWorkings, Inc.*	66	909
Kforce, Inc.	63	903
LB Foster Co. — Class A	20	869
Ennis, Inc.	56	866
Titan Machinery, Inc.*	35	865
AAON, Inc.	41	856
Kelly Services, Inc. — Class A	54	850
Textainer Group Holdings Ltd.	27	849
DXP Enterprises, Inc.*	17	834
Greenbrier Companies, Inc.*	51	825
Mistras Group, Inc.*	33	815
Saia, Inc.*	35	809
Aerovironment, Inc.*	37	804
Kimball International, Inc. — Class B	68	789
Celadon Group, Inc.	41	741
Standard Parking Corp.*	33	726
Powell Industries, Inc.*	17	706
Thermon Group Holdings, Inc.*	31	698
XPO Logistics, Inc.*	40	695
Hawaiian Holdings, Inc.*	105	690
Kadant, Inc.*	26	689
Global Power Equipment Group, Inc.	39	669
American Railcar Industries, Inc.	21	666
GP Strategies Corp.*	32	661
Multi-Color Corp.	27	648
Echo Global Logistics, Inc.*	36	647
Columbus McKinnon Corp.*	39	644
Marten Transport Ltd.	34	625
EnerNOC, Inc.*	52	611
Douglas Dynamics, Inc.	42	604
CAI International, Inc.*	27	593
Republic Airways Holdings, Inc.*	103	585
American Woodmark Corp.*	21	584
Roadrunner Transportation Systems, Inc.*	32	580
Heidrick & Struggles International, Inc.	38	580
Barrett Business Services, Inc.	15	571
Aceto Corp.	56	562
FreightCar America, Inc.	25	561
NCI Building Systems, Inc.*	40	556
Capstone Turbine Corp.*,1	624	555
Builders FirstSource, Inc.*	98	547
Arkansas Best Corp.	56	535
EnergySolutions, Inc.*	169	527
Astronics Corp.*	23	526
Wesco Aircraft Holdings, Inc.*	39	515
Northwest Pipe Co.*	21	501
Zipcar, Inc.*	60	494
CBIZ, Inc.*	83	491
Alamo Group, Inc.	15	490

86 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Consolidated Graphics, Inc.*	14	$489
National Presto Industries, Inc.	7	484
CDI Corp.	28	480
Lydall, Inc.*	33	473
KEYW Holding Corp.*	37	470
Argan, Inc.	26	468
Houston Wire & Cable Co.	38	466
Air Transport Services Group, Inc.*	116	465
Insteel Industries, Inc.	37	462
SeaCube Container Leasing Ltd.	24	452
Odyssey Marine Exploration, Inc.*	150	446
Furmanite Corp.*	82	440
Commercial Vehicle Group, Inc.*	53	435
RPX Corp.*	48	434
Proto Labs, Inc.*	11	434
Kratos Defense & Security Solutions, Inc.*	86	433
Orion Marine Group, Inc.*	59	431
Dynamic Materials Corp.	30	417
Pendrell Corp.*	328	417
Swisher Hygiene, Inc.*	235	411
Patriot Transportation Holding, Inc.*	14	398
CRA International, Inc.*	20	395
Graham Corp.	20	390
Ameresco, Inc. — Class A*	39	383
Ampco-Pittsburgh Corp.	19	380
Franklin Covey Co.*	29	374
PMFG, Inc.*	41	373
Miller Industries, Inc.	24	366
Sterling Construction Company, Inc.*	36	358
Flow International Corp.*	101	354
Michael Baker Corp.	14	349
Schawk, Inc. — Class A	26	342
NN, Inc.*	37	339
LMI Aerospace, Inc.*	17	329
Energy Recovery, Inc.*	96	326
TMS International Corp. — Class A*	26	326
Pike Electric Corp.	34	325
Accuride Corp.*	101	324
Hudson Global, Inc.*	72	323
Cenveo, Inc.*	118	319
Acorn Energy, Inc.	40	312
Met-Pro Corp.	32	310
LSI Industries, Inc.	43	301
Quality Distribution, Inc.*	50	300
Park-Ohio Holdings Corp.*	14	298
Preformed Line Products Co.	5	297
Pacer International, Inc.*	76	296
Twin Disc, Inc.	17	296
FuelCell Energy, Inc.*	321	294
Hurco Companies, Inc.*	12	276
Rand Logistics, Inc.*	40	260
Courier Corp.	23	253
Casella Waste Systems, Inc. — Class A*	57	250
Genco Shipping & Trading Ltd.*	68	237
Dolan Co.*	60	233
Vicor Corp.*	42	228
American Superconductor Corp.*	86	225
VSE Corp.	9	221
Universal Truckload Services, Inc.	12	219
Edgen Group, Inc. — Class A*	30	212
API Technologies Corp.*	70	206
ARC Document Solutions, Inc.*	79	202
CECO Environmental Corp.	20	199
Hardinge, Inc.	20	199
International Shipholding Corp.	12	198
AT Cross Co. — Class A*	18	194
TRC Companies, Inc.*	33	192
Hill International, Inc.*	50	183
Heritage-Crystal Clean, Inc.*	12	180
PGT, Inc.*	40	180
WageWorks, Inc.*	10	178
Metalico, Inc.*	88	172
Coleman Cable, Inc.	18	167
Intersections, Inc.	17	161
Eastern Co.	10	158
SIFCO Industries, Inc.	10	158
Patrick Industries, Inc.*	10	156
Willis Lease Finance Corp.*	10	143
BlueLinx Holdings, Inc.*	50	141
Omega Flex, Inc.	11	136
NL Industries, Inc.	10	115
CPI Aerostructures, Inc.*	10	100
Sypris Solutions, Inc.	20	79
Enphase Energy, Inc.*	20	73
Astronics Corp. — Class B*	3	65
Total Industrials		392,731
Consumer Discretionary - 11.2%
Warnaco Group, Inc.*	84	6,011
Brunswick Corp.	185	5,381
Domino’s Pizza, Inc.	123	5,356
Six Flags Entertainment Corp.	87	5,324
Dana Holding Corp.	305	4,760
Sotheby’s	138	4,639
HSN, Inc.	82	4,517
Rent-A-Center, Inc.	129	4,432
Pool Corp.	103	4,359
Tenneco, Inc.*	123	4,318
Wolverine World Wide, Inc.	105	4,303
Life Time Fitness, Inc.*	87	4,281
Cabela’s, Inc.*	102	4,259
Vail Resorts, Inc.	78	4,219
Pier 1 Imports, Inc.	207	4,139
Cheesecake Factory, Inc.	117	3,827
Steven Madden Ltd.*	87	3,677
Vitamin Shoppe, Inc.*	62	3,556
Coinstar, Inc.*	68	3,537
ANN, Inc.*	101	3,419
Iconix Brand Group, Inc.*	152	3,393
Ryland Group, Inc.	91	3,321
Men’s Wearhouse, Inc.	106	3,303
Lumber Liquidators Holdings, Inc.*	62	3,275

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Select Comfort Corp.*	123	$3,219
Cooper Tire & Rubber Co.	126	3,195
Group 1 Automotive, Inc.	50	3,101
MDC Holdings, Inc.	84	3,088
Hibbett Sports, Inc.*	58	3,057
Buffalo Wild Wings, Inc.*	41	2,985
Lions Gate Entertainment Corp.*	179	2,936
Express, Inc.*	192	2,897
Fifth & Pacific Companies, Inc.*	231	2,876
Genesco, Inc.*	51	2,805
Penske Automotive Group, Inc.	93	2,798
Live Nation Entertainment, Inc.*	295	2,746
Cracker Barrel Old Country Store, Inc.	42	2,699
Meredith Corp.	78	2,687
Crocs, Inc.*	184	2,648
Arbitron, Inc.	56	2,614
Jack in the Box, Inc.*	91	2,603
Jos. A. Bank Clothiers, Inc.*	61	2,597
Bob Evans Farms, Inc.	64	2,573
KB Home	162	2,560
Hillenbrand, Inc.	111	2,510
Marriott Vacations Worldwide Corp.*	60	2,500
Buckle, Inc.	55	2,455
Valassis Communications, Inc.[1]	94	2,423
Saks, Inc.*,1	230	2,418
New York Times Co. — Class A*	280	2,388
Orient-Express Hotels Ltd. — Class A*	203	2,373
Shutterfly, Inc.*	79	2,361
Helen of Troy Ltd.*	69	2,305
Children’s Place Retail Stores, Inc.*	52	2,303
Meritage Homes Corp.*	60	2,241
DineEquity, Inc.*	33	2,211
Monro Muffler Brake, Inc.	63	2,203
Aeropostale, Inc.*	168	2,186
Papa John’s International, Inc.*	39	2,143
Pinnacle Entertainment, Inc.*	135	2,136
Texas Roadhouse, Inc. — Class A	127	2,134
WMS Industries, Inc.*	120	2,100
Finish Line, Inc. — Class A	108	2,044
Grand Canyon Education, Inc.*	87	2,043
Matthews International Corp. — Class A	62	1,990
Regis Corp.	116	1,963
Asbury Automotive Group, Inc.*	61	1,954
Office Depot, Inc.*	589	1,932
Jones Group, Inc.	174	1,924
Francesca’s Holdings Corp.*	74	1,921
Ascent Capital Group, Inc. — Class A*	31	1,920
Ameristar Casinos, Inc.	72	1,889
Churchill Downs, Inc.	28	1,861
Sonic Automotive, Inc. — Class A	88	1,838
Dorman Products, Inc.	52	1,837
OfficeMax, Inc.	183	1,786
BJ’s Restaurants, Inc.*	54	1,777
Lithia Motors, Inc. — Class A	47	1,759
SHFL Entertainment, Inc.*	120	1,740
Sturm Ruger & Company, Inc.	38	1,725
National CineMedia, Inc.	122	1,724
Scholastic Corp.	57	1,685
International Speedway Corp. — Class A	61	1,685
Stage Stores, Inc.	67	1,660
Standard Pacific Corp.*,1	224	1,646
Brown Shoe Company, Inc.	89	1,635
Interval Leisure Group, Inc.	84	1,629
Cato Corp. — Class A	59	1,618
American Axle & Manufacturing
Holdings, Inc.*	143	1,602
La-Z-Boy, Inc.	113	1,598
Steiner Leisure Ltd.*	33	1,590
Skechers U.S.A., Inc. — Class A*	83	1,536
Belo Corp. — Class A	194	1,487
Hovnanian Enterprises, Inc. — Class A*	212	1,484
Strayer Education, Inc.	26	1,460
American Public Education, Inc.*	39	1,408
Sinclair Broadcast Group, Inc. — Class A	110	1,388
AFC Enterprises, Inc.*	53	1,385
Drew Industries, Inc.	42	1,355
True Religion Apparel, Inc.	53	1,347
Ethan Allen Interiors, Inc.	51	1,311
Columbia Sportswear Co.	24	1,281
Sonic Corp.*	123	1,280
Red Robin Gourmet Burgers, Inc.*	36	1,270
American Greetings Corp. — Class A1	74	1,250
Blue Nile, Inc.*	32	1,232
CEC Entertainment, Inc.	37	1,228
Stewart Enterprises, Inc. — Class A	159	1,215
Movado Group, Inc.	39	1,197
Core-Mark Holding Company, Inc.	25	1,184
Smith & Wesson Holding Corp.*	140	1,182
Oxford Industries, Inc.	25	1,159
K12, Inc.*	56	1,145
Quiksilver, Inc.*	269	1,143
G-III Apparel Group Ltd.*	33	1,130
Krispy Kreme Doughnuts, Inc.*	120	1,126
Vera Bradley, Inc.*	44	1,104
Winnebago Industries, Inc.*	64	1,096
M/I Homes, Inc.*	41	1,087
Scientific Games Corp. — Class A*	124	1,075
Pep Boys-Manny Moe & Jack	109	1,071
Ruby Tuesday, Inc.*	136	1,069
iRobot Corp.*	56	1,049
Tumi Holdings, Inc.*	50	1,043
Fred’s, Inc. — Class A	77	1,025
Superior Industries International, Inc.	50	1,020
Conn’s, Inc.*	33	1,012
Denny’s Corp.*	199	971
rue21, Inc.*	34	965
Maidenform Brands, Inc.*	49	955
LeapFrog Enterprises, Inc. — Class A*	110	949
Standard Motor Products, Inc.	41	911
Callaway Golf Co.	138	897

88 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Barnes & Noble, Inc.*	59	$890
Hot Topic, Inc.	92	888
Multimedia Games Holding
Company, Inc.*	60	883
Gentherm, Inc.*	65	865
Zumiez, Inc.*	43	835
Arctic Cat, Inc.*	24	801
Modine Manufacturing Co.*	98	797
Libbey, Inc.*	41	793
Capella Education Co.*	27	762
Boyd Gaming Corp.*	112	744
America’s Car-Mart, Inc.*	18	729
NACCO Industries, Inc. — Class A	12	728
Caribou Coffee Company, Inc.*	44	712
EW Scripps Co. — Class A*	65	703
JAKKS Pacific, Inc.	56	701
Cavco Industries, Inc.*	14	700
Beazer Homes USA, Inc.*	41	692
Haverty Furniture Companies, Inc.	42	685
Digital Generation, Inc.*	60	652
Destination Maternity Corp.	30	647
Universal Electronics, Inc.*	33	639
MDC Partners, Inc. — Class A	56	633
Carmike Cinemas, Inc.*	40	600
Tuesday Morning Corp.*	92	575
Shoe Carnival, Inc.	28	574
Fiesta Restaurant Group, Inc.*	36	552
Bravo Brio Restaurant Group, Inc.*	41	551
Exide Technologies*	161	551
CSS Industries, Inc.	25	547
Harte-Hanks, Inc.	92	543
Ruth’s Hospitality Group, Inc.*	74	538
Town Sports International Holdings, Inc.	50	533
Caesars Entertainment Corp.*	76	526
Marcus Corp.	42	524
Perry Ellis International, Inc.	26	517
Wet Seal, Inc. — Class A*	186	513
Fisher Communications, Inc.	19	513
Journal Communications, Inc. — Class A*	94	509
Mattress Firm Holding Corp.*	20	491
PetMed Express, Inc.	44	488
LIN TV Corp. — Class A*	64	482
Big 5 Sporting Goods Corp.	36	472
Fuel Systems Solutions, Inc.*	32	470
Central European Media Enterprises
Ltd. — Class A*	76	466
World Wrestling Entertainment, Inc. —
Class A	59	466
Citi Trends, Inc.*	33	454
Universal Technical Institute, Inc.	45	452
NutriSystem, Inc.	55	450
Speedway Motorsports, Inc.	25	446
RadioShack Corp.[1]	210	445
Stein Mart, Inc.	56	422
Zagg, Inc.*	55	405
Unifi, Inc.*	31	404
MarineMax, Inc.*	45	402
McClatchy Co. — Class A*	123	402
Corinthian Colleges, Inc.*	164	400
Bridgepoint Education, Inc.*,1	38	391
Rentrak Corp.*	20	390
Body Central Corp.*	39	388
Career Education Corp.*	110	387
Casual Male Retail Group, Inc.*	92	386
Saga Communications, Inc. — Class A	8	372
Black Diamond, Inc.*	44	361
Blyth, Inc.	23	358
Carriage Services, Inc. — Class A	30	356
Spartan Motors, Inc.	72	355
West Marine, Inc.*	33	355
Vitacost.com, Inc.*	50	339
Kirkland’s, Inc.*	32	339
Johnson Outdoors, Inc. — Class A*	17	339
Nathan’s Famous, Inc.*	10	337
Entercom Communications Corp. —
Class A*	48	335
Overstock.com, Inc.*	23	329
Bon-Ton Stores, Inc.	27	327
Jamba, Inc.*	146	327
Cumulus Media, Inc. — Class A*	122	326
bebe stores, Inc.	81	323
Federal-Mogul Corp.*	40	321
Stoneridge, Inc.*	61	312
Culp, Inc.	20	300
Hooker Furniture Corp.	20	291
Mac-Gray Corp.	23	289
Bluegreen Corp.*	30	281
Skullcandy, Inc.*	36	280
Weyco Group, Inc.	12	280
Lincoln Educational Services Corp.	50	280
Steinway Musical Instruments, Inc.*	13	275
Tilly’s, Inc. — Class A*	20	270
Nexstar Broadcasting Group, Inc. —
Class A*	25	265
Education Management Corp.*	60	263
Luby’s, Inc.*	39	261
Isle of Capri Casinos, Inc.*	46	258
Bassett Furniture Industries, Inc.	20	249
Morgans Hotel Group Co.*	45	249
Cherokee, Inc.	18	247
Outdoor Channel Holdings, Inc.	32	243
VOXX International Corp. — Class A*	36	242
Reading International, Inc. — Class A*	40	240
Global Sources Ltd.*	37	240
hhgregg, Inc.*	34	239
Red Lion Hotels Corp.*	30	237
ReachLocal, Inc.*	18	232
Systemax, Inc.	24	232
Winmark Corp.	4	228
Gordmans Stores, Inc.*	15	225

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Sealy Corp.*	103	$224
Carrols Restaurant Group, Inc.*	36	215
Flexsteel Industries, Inc.	10	215
Delta Apparel, Inc.*	15	210
New York & Company, Inc.*	55	210
MTR Gaming Group, Inc.*	50	209
1-800-Flowers.com, Inc. — Class A*	55	202
RG Barry Corp.	14	198
Monarch Casino & Resort, Inc.*	18	196
K-Swiss, Inc. — Class A*	58	195
Frisch’s Restaurants, Inc.	10	185
Entravision Communications Corp. —
Class A	110	183
Lifetime Brands, Inc.	17	180
Geeknet, Inc.*	10	161
Einstein Noah Restaurant Group, Inc.	13	159
Martha Stewart Living Omnimedia —
Class A*	58	142
Crown Media Holdings, Inc. — Class A*	74	137
Premier Exhibitions, Inc.*	50	136
Shiloh Industries, Inc.	13	134
Orbitz Worldwide, Inc.*	49	133
Ignite Restaurant Group, Inc.*	10	130
Salem Communications Corp. — Class A	20	109
Marine Products Corp.	19	109
Tower International, Inc.*	13	105
Collectors Universe, Inc.	10	100
National American University
Holdings, Inc.	17	65
CafePress, Inc.*	10	58
US Auto Parts Network, Inc.*	29	53
Perfumania Holdings, Inc.*	10	49
Beasley Broadcasting Group, Inc. —
Class A	10	49
Total Consumer Discretionary		353,499
Health Care - 9.5%
Pharmacyclics, Inc.*	114	6,601
athenahealth, Inc.*	76	5,582
Cubist Pharmaceuticals, Inc.*	132	5,552
Jazz Pharmaceuticals plc*	91	4,840
Alkermes plc*	252	4,667
HMS Holdings Corp.*	178	4,615
Seattle Genetics, Inc.*,1	198	4,594
WellCare Health Plans, Inc.*	94	4,577
Cepheid, Inc.*	135	4,564
Centene Corp.*	111	4,551
Haemonetics Corp.*	108	4,410
STERIS Corp.	125	4,342
Align Technology, Inc.*	155	4,300
HealthSouth Corp.*	198	4,179
West Pharmaceutical Services, Inc.	69	3,778
PAREXEL International Corp.*	126	3,729
Arena Pharmaceuticals, Inc.*,1	410	3,698
Owens & Minor, Inc.	129	3,677
ViroPharma, Inc.*	147	3,345
PSS World Medical, Inc.*	110	3,177
Cyberonics, Inc.*	60	3,152
Questcor Pharmaceuticals, Inc.[1]	111	2,965
Magellan Health Services, Inc.*	60	2,940
Impax Laboratories, Inc.*	143	2,929
MWI Veterinary Supply, Inc.*	26	2,860
Medicines Co.*	119	2,851
Vivus, Inc.*	208	2,791
Theravance, Inc.*	123	2,739
Volcano Corp.*	116	2,739
Chemed Corp.	39	2,676
Air Methods Corp.	72	2,656
HeartWare International, Inc.*	31	2,602
Neogen Corp.*	52	2,357
Masimo Corp.	109	2,290
Isis Pharmaceuticals, Inc.*	211	2,207
Insulet Corp.*	100	2,122
Immunogen, Inc.*,1	166	2,117
Acorda Therapeutics, Inc.*	85	2,113
Amsurg Corp. — Class A*	69	2,071
PDL BioPharma, Inc.	293	2,066
MedAssets, Inc.*	120	2,012
Hanger, Inc.*	71	1,943
Analogic Corp.	26	1,932
Auxilium Pharmaceuticals, Inc.*	103	1,909
ArthroCare Corp.*	55	1,902
DexCom, Inc.*	139	1,892
Alnylam Pharmaceuticals, Inc.*	101	1,843
Medidata Solutions, Inc.*	47	1,842
Sunrise Senior Living, Inc.*	127	1,826
Meridian Bioscience, Inc.	90	1,823
Wright Medical Group, Inc.*	86	1,805
Nektar Therapeutics*	243	1,801
Ironwood Pharmaceuticals, Inc. —
Class A*	160	1,774
Abaxis, Inc.	47	1,744
Dendreon Corp.*	320	1,690
Endologix, Inc.*	118	1,680
Integra LifeSciences Holdings Corp.*	43	1,676
Emeritus Corp.*	67	1,656
Molina Healthcare, Inc.*	61	1,651
NPS Pharmaceuticals, Inc.*	179	1,629
Orthofix International N.V.*	41	1,613
Team Health Holdings, Inc.*	56	1,611
CONMED Corp.	57	1,593
Akorn, Inc.*	117	1,563
Bio-Reference Labs, Inc.*	54	1,549
Luminex Corp.*	89	1,492
Affymax, Inc.*	77	1,463
ICU Medical, Inc.*	24	1,462
Quality Systems, Inc.	84	1,458
Conceptus, Inc.*	69	1,450
Spectrum Pharmaceuticals, Inc.[1]	128	1,432
NuVasive, Inc.*	92	1,422
Exelixis, Inc.*,1	307	1,403
Infinity Pharmaceuticals, Inc.*	40	1,400

90 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Cantel Medical Corp.	46	$1,368
InterMune, Inc.*	139	1,347
Accretive Health, Inc.*	114	1,318
IPC The Hospitalist Company, Inc.*	33	1,310
Santarus, Inc.*	119	1,307
Merit Medical Systems, Inc.*	92	1,279
Halozyme Therapeutics, Inc.*	186	1,248
Exact Sciences Corp.*	115	1,218
Greatbatch, Inc.*	52	1,208
Momenta Pharmaceuticals, Inc.*	102	1,202
NxStage Medical, Inc.*	104	1,170
Acadia Healthcare Company, Inc.*	50	1,167
Landauer, Inc.	19	1,163
Capital Senior Living Corp.*	62	1,159
Kindred Healthcare, Inc.*	107	1,158
Quidel Corp.*	62	1,158
Sequenom, Inc.*	243	1,147
Invacare Corp.	68	1,108
Spectranetics Corp.*	75	1,108
Aegerion Pharmaceuticals, Inc.*	43	1,092
Omnicell, Inc.*	73	1,086
National Healthcare Corp.	23	1,081
Opko Health, Inc.*,1	224	1,077
Dynavax Technologies Corp.*	365	1,044
Neurocrine Biosciences, Inc.*	139	1,040
Ensign Group, Inc.	38	1,033
MAKO Surgical Corp.*	80	1,030
AMN Healthcare Services, Inc.*	89	1,028
BioScrip, Inc.*	94	1,012
Computer Programs & Systems, Inc.	20	1,007
HealthStream, Inc.*	41	997
Accuray, Inc.*	152	977
Genomic Health, Inc.*	35	954
Rigel Pharmaceuticals, Inc.*	145	943
Optimer Pharmaceuticals, Inc.*	103	932
Synageva BioPharma Corp.*	20	926
PharMerica Corp.*	65	926
Lexicon Pharmaceuticals, Inc.*	414	919
ABIOMED, Inc.*	67	902
Achillion Pharmaceuticals, Inc.*	111	890
Emergent Biosolutions, Inc.*	55	882
ExamWorks Group, Inc.*	63	881
Symmetry Medical, Inc.*	80	842
Vanguard Health Systems, Inc.*	68	833
MAP Pharmaceuticals, Inc.*	53	833
Celldex Therapeutics, Inc.*	123	825
Hi-Tech Pharmacal Company, Inc.	23	805
Ligand Pharmaceuticals, Inc. — Class B*	38	788
Healthways, Inc.*	73	781
Triple-S Management Corp. — Class B*	42	776
SurModics, Inc.*	34	760
Idenix Pharmaceuticals, Inc.*	155	752
Antares Pharma, Inc.*	195	743
AVANIR Pharmaceuticals, Inc. — Class A*	282	742
Cambrex Corp.*	65	740
Depomed, Inc.*	118	730
Dyax Corp.*	209	727
Select Medical Holdings Corp.	77	726
LHC Group, Inc.*	34	724
OraSure Technologies, Inc.*	100	718
US Physical Therapy, Inc.	26	716
Natus Medical, Inc.*	64	716
AMAG Pharmaceuticals, Inc.*	47	691
Sangamo Biosciences, Inc.*	115	691
Array BioPharma, Inc.*	185	688
Orexigen Therapeutics, Inc.*	130	685
Amedisys, Inc.*	60	676
Gentiva Health Services, Inc.*	67	673
Synta Pharmaceuticals Corp.*	74	667
Pacira Pharmaceuticals, Inc.*	38	664
Universal American Corp.	77	661
AVEO Pharmaceuticals, Inc.*	79	636
Fluidigm Corp.*	43	615
Cadence Pharmaceuticals, Inc.*	125	599
AngioDynamics, Inc.*	54	593
Corvel Corp.*	13	583
XenoPort, Inc.*	75	583
ZIOPHARM Oncology, Inc.*	140	582
Raptor Pharmaceutical Corp.*	99	579
Navidea Biopharmaceuticals, Inc.*	204	577
Astex Pharmaceuticals*	198	576
Endocyte, Inc.*	64	575
Curis, Inc.*	167	573
Vascular Solutions, Inc.*	36	569
MannKind Corp.*	238	550
Tornier N.V.*	31	520
SciClone Pharmaceuticals, Inc.*	116	500
RTI Biologics, Inc.*	116	495
Providence Service Corp.*	29	493
Cardiovascular Systems, Inc.*	39	489
Affymetrix, Inc.*	152	482
Clovis Oncology, Inc.*	30	480
Staar Surgical Co.*	78	476
Obagi Medical Products, Inc.*	35	476
Synergy Pharmaceuticals, Inc.*	90	473
Young Innovations, Inc.	12	473
Repros Therapeutics, Inc.*	30	473
Five Star Quality Care, Inc.*	93	466
Novavax, Inc.*	241	455
Vical, Inc.*	156	454
PhotoMedex, Inc.*	30	435
Cynosure, Inc. — Class A*	18	434
Enzon Pharmaceuticals, Inc.	92	408
Palomar Medical Technologies, Inc.*	43	396
OncoGenex Pharmaceutical, Inc.*	30	394
Keryx Biopharmaceuticals, Inc.*	150	393
Immunomedics, Inc.*	134	391
Epocrates, Inc.*	44	388
Geron Corp.*	275	388
Assisted Living Concepts, Inc. — Class A	39	380
Threshold Pharmaceuticals, Inc.*	90	379
Repligen Corp.*	60	377

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Cerus Corp.*	119	$376
CryoLife, Inc.	60	374
Utah Medical Products, Inc.	10	361
Rockwell Medical Technologies, Inc.*	44	354
Arqule, Inc.*	124	346
Unilife Corp.*,1	152	345
Solta Medical, Inc.*	129	344
Sagent Pharmaceuticals, Inc.*	21	338
XOMA Corp.*	140	335
Cytori Therapeutics, Inc.*	116	327
National Research Corp.	6	325
NewLink Genetics Corp.*	26	325
Osiris Therapeutics, Inc.*	36	323
Merge Healthcare, Inc.*	128	316
Furiex Pharmaceuticals, Inc.*	16	308
Exactech, Inc.*	18	305
Almost Family, Inc.	15	304
Anika Therapeutics, Inc.*	30	298
Cross Country Healthcare, Inc.*	59	283
Pozen, Inc.*	53	266
Trius Therapeutics, Inc.*	55	263
Targacept, Inc.*	60	263
Chindex International, Inc.*	25	263
Greenway Medical Technologies*	17	261
Omeros Corp.*	50	260
Vocera Communications, Inc.*	10	251
Hansen Medical, Inc.*	120	250
Sunesis Pharmaceuticals, Inc.*	59	248
Skilled Healthcare Group, Inc. — Class A*	37	236
GTx, Inc.*	56	235
Harvard Bioscience, Inc.*	53	232
Pain Therapeutics, Inc.	82	222
Derma Sciences, Inc.*	20	222
Oncothyreon, Inc.*	115	221
AtriCure, Inc.*	32	221
Vanda Pharmaceuticals, Inc.*	59	218
Biotime, Inc.*	66	207
Agenus, Inc.*	50	205
SIGA Technologies, Inc.*	77	202
Rochester Medical Corp.*	20	202
Progenics Pharmaceuticals, Inc.*	66	197
Discovery Laboratories, Inc.*	90	190
Merrimack Pharmaceuticals, Inc.*	30	183
Alphatec Holdings, Inc.*	110	182
Amicus Therapeutics, Inc.*	66	177
BioDelivery Sciences International, Inc.*	40	172
Zeltiq Aesthetics, Inc.*	37	171
Ampio Pharmaceuticals, Inc.*	47	169
Lannett Company, Inc.*	34	169
Anacor Pharmaceuticals, Inc.*	30	156
ImmunoCellular Therapeutics Ltd.*	80	154
PDI, Inc.*	20	152
Maxygen, Inc.	59	145
BioCryst Pharmaceuticals, Inc.*	100	142
EnteroMedics, Inc.*	50	140
Pernix Therapeutics Holdings*	18	140
Transcept Pharmaceuticals, Inc.*	31	138
Coronado Biosciences, Inc.*	30	135
Pacific Biosciences of California, Inc.*	79	134
ChemoCentryx, Inc.*	12	131
Cumberland Pharmaceuticals, Inc.*	30	126
Corcept Therapeutics, Inc.*	88	126
Verastem, Inc.*	14	123
Codexis, Inc.*	55	122
Biospecifics Technologies Corp.*	8	120
Sucampo Pharmaceuticals, Inc. —
Class A*	23	113
Cornerstone Therapeutics, Inc.*	23	109
Zogenix, Inc.*	80	106
Horizon Pharma, Inc.*	41	96
Supernus Pharmaceuticals, Inc.*	10	72
Ventrus Biosciences, Inc.*	30	65
BG Medicine, Inc.*	27	62
Acura Pharmaceuticals, Inc.*	23	51
Cempra, Inc.*	6	38
Total Health Care		300,036
Energy - 4.8%
Dril-Quip, Inc.*	88	6,428
Energy XXI Bermuda Ltd.	169	5,439
Oasis Petroleum, Inc.*	167	5,310
Kodiak Oil & Gas Corp.*	550	4,868
Rosetta Resources, Inc.*	106	4,808
Gulfport Energy Corp.*	119	4,548
Helix Energy Solutions Group, Inc.*	218	4,500
Bristow Group, Inc.	78	4,185
Lufkin Industries, Inc.	71	4,127
Berry Petroleum Co. — Class A	107	3,590
SemGroup Corp. — Class A*	91	3,556
Targa Resources Corp.	64	3,381
McMoRan Exploration Co.*	208	3,338
Western Refining, Inc.	118	3,327
Arch Coal, Inc.	440	3,222
Exterran Holdings, Inc.*	138	3,025
Geospace Technologies Corp.*	32	2,844
Hornbeck Offshore Services, Inc.*	70	2,404
Cloud Peak Energy, Inc.*	123	2,378
Northern Oil and Gas, Inc.*	129	2,170
Key Energy Services, Inc.*	311	2,161
Gulfmark Offshore, Inc. — Class A	61	2,101
Stone Energy Corp.*	102	2,093
PDC Energy, Inc.*	62	2,059
Hercules Offshore, Inc.*	333	2,057
C&J Energy Services, Inc.*	93	1,994
Carrizo Oil & Gas, Inc.*	87	1,820
Bill Barrett Corp.*	102	1,815
ION Geophysical Corp.*	275	1,790
Clean Energy Fuels Corp.*,1	140	1,743
Forest Oil Corp.*	250	1,673
Ship Finance International Ltd.	98	1,630
Halcon Resources Corp.*	231	1,599
Newpark Resources, Inc.*	193	1,515

92 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

Comstock Resources, Inc.*	100	$1,513
CVR Energy, Inc.*	31	1,512
Swift Energy Co.*	94	1,447
Approach Resources, Inc.*	56	1,401
EPL Oil & Gas, Inc.*	61	1,376
Crosstex Energy, Inc.	89	1,276
Rentech, Inc.	475	1,249
Forum Energy Technologies, Inc.*	50	1,238
TETRA Technologies, Inc.*	161	1,222
W&T Offshore, Inc.	76	1,218
Magnum Hunter Resources Corp.*	305	1,217
Contango Oil & Gas Co.	28	1,186
Rex Energy Corp.*	89	1,159
Heckmann Corp.*,1	281	1,132
Parker Drilling Co.*	245	1,127
Vaalco Energy, Inc.*	117	1,012
Nordic American Tankers Ltd.	110	963
Pioneer Energy Services Corp.*	129	937
PHI, Inc.*	26	871
Delek US Holdings, Inc.	33	836
Resolute Energy Corp.*	102	829
Gulf Island Fabrication, Inc.	31	745
Basic Energy Services, Inc.*	65	742
Harvest Natural Resources, Inc.*	81	735
Vantage Drilling Co.*	400	732
Quicksilver Resources, Inc.*	250	715
Tesco Corp.*	62	706
BPZ Resources, Inc.*	218	687
Matrix Service Co.*	55	633
GasLog Ltd.	50	622
Bonanza Creek Energy, Inc.*	22	611
PetroQuest Energy, Inc.*	118	584
Triangle Petroleum Corp.*	94	563
Scorpio Tankers, Inc.*	78	555
Solazyme, Inc.*	69	542
Clayton Williams Energy, Inc.*	13	520
RigNet, Inc.*	25	511
Goodrich Petroleum Corp.*	53	494
FX Energy, Inc.*	116	477
Uranium Energy Corp.*	179	458
Willbros Group, Inc.*	85	456
Sanchez Energy Corp.*	25	450
Penn Virginia Corp.	100	441
Synergy Resources Corp.*	80	431
Green Plains Renewable Energy, Inc.*	54	427
Panhandle Oil and Gas, Inc. — Class A	15	423
Warren Resources, Inc.*	149	419
Endeavour International Corp.*	79	409
Callon Petroleum Co.*	85	400
Dawson Geophysical Co.*	15	396
Teekay Tankers Ltd. — Class A	136	394
Abraxas Petroleum Corp.*	175	383
Alon USA Energy, Inc.	21	380
Natural Gas Services Group, Inc.*	23	378
Frontline Ltd.*	111	362
Cal Dive International, Inc.*	206	356
Mitcham Industries, Inc.*	26	354
Midstates Petroleum Company, Inc.*	50	345
KiOR, Inc. — Class A*	51	327
Bolt Technology Corp.	20	285
Evolution Petroleum Corp.*	33	268
Miller Energy Resources, Inc.*	64	253
Knightsbridge Tankers Ltd.	48	252
TGC Industries, Inc.	30	246
REX American Resources Corp.*	12	231
Westmoreland Coal Co.*	24	224
Matador Resources Co.*	27	221
Apco Oil and Gas International, Inc.	17	209
Amyris, Inc.*	66	206
Uranerz Energy Corp.*	142	197
Gastar Exploration Ltd.*	126	152
Global Geophysical Services, Inc.*	38	146
Saratoga Resources, Inc.*	40	142
Crimson Exploration, Inc.*	43	118
Hallador Energy Co.	13	107
ZaZa Energy Corp.*	50	103
Renewable Energy Group, Inc.*	16	94
Forbes Energy Services Ltd.*	30	76
Emerald Oil, Inc.*	14	73
Gevo, Inc.*	46	71
Ceres, Inc.*	9	41
Total Energy		151,097
Materials - 4.2%
Eagle Materials, Inc.	97	5,676
Louisiana-Pacific Corp.*	287	5,545
Coeur d’Alene Mines Corp.*	186	4,575
Chemtura Corp.*	207	4,401
PolyOne Corp.	186	3,798
Sensient Technologies Corp.	106	3,769
HB Fuller Co.	108	3,761
Olin Corp.	172	3,714
Hecla Mining Co.	601	3,504
Minerals Technologies, Inc.	78	3,114
Stillwater Mining Co.*	243	3,106
Georgia Gulf Corp.	75	3,096
Worthington Industries, Inc.	114	2,962
Kaiser Aluminum Corp.	44	2,715
Schweitzer-Mauduit International, Inc.	66	2,576
Texas Industries, Inc.*	49	2,499
Buckeye Technologies, Inc.	86	2,469
SunCoke Energy, Inc.*	151	2,355
Balchem Corp.	63	2,293
Graphic Packaging Holding Co.*	353	2,280
Resolute Forest Products*	170	2,251
Innophos Holdings, Inc.	48	2,232
KapStone Paper and Packaging Corp.	88	1,953
A. Schulman, Inc.	65	1,880
RTI International Metals, Inc.*	66	1,819
Clearwater Paper Corp.*	46	1,801
Calgon Carbon Corp.*	123	1,744
American Vanguard Corp.	56	1,740

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

McEwen Mining, Inc.*	453	$1,735
Innospec, Inc.	50	1,725
Koppers Holdings, Inc.	45	1,717
Globe Specialty Metals, Inc.	124	1,705
AMCOL International Corp.	55	1,687
Stepan Co.	30	1,666
Boise, Inc.	209	1,662
PH Glatfelter Co.	94	1,643
Kraton Performance Polymers, Inc.*	65	1,562
Schnitzer Steel Industries, Inc. — Class A	50	1,517
Quaker Chemical Corp.	28	1,508
OM Group, Inc.*	67	1,487
Deltic Timber Corp.	21	1,483
LSB Industries, Inc.*	41	1,452
Haynes International, Inc.	26	1,349
Flotek Industries, Inc.*	107	1,305
Materion Corp.	45	1,160
Tredegar Corp.	53	1,082
Headwaters, Inc.*	124	1,061
Myers Industries, Inc.	70	1,060
AK Steel Holding Corp.	230	1,058
Golden Star Resources Ltd.*	543	1,000
Horsehead Holding Corp.*	96	980
Century Aluminum Co.*	108	946
Neenah Paper, Inc.	33	940
Gold Resource Corp.	59	909
Wausau Paper Corp.	96	831
Ferro Corp.*	183	765
OMNOVA Solutions, Inc.*	101	708
Hawkins, Inc.	18	696
Zep, Inc.	44	635
Paramount Gold and Silver Corp.*	273	633
Spartech Corp.*	67	608
General Moly, Inc.*	142	569
Universal Stainless & Alloy*	15	552
AM Castle & Co.*	37	546
Landec Corp.*	56	531
FutureFuel Corp.	42	497
AEP Industries, Inc.*	8	474
Zoltek Companies, Inc.*	60	465
Noranda Aluminum Holding Corp.	75	458
Metals USA Holdings Corp.	25	437
US Silica Holdings, Inc.	26	435
Gold Reserve, Inc. — Class A*	110	364
Olympic Steel, Inc.	16	354
ADA-ES, Inc.*	20	338
Arabian American Development Co.*	40	332
Midway Gold Corp.*	234	325
Vista Gold Corp.*	117	316
Golden Minerals Co.*	62	285
Chase Corp.	12	223
KMG Chemicals, Inc.	12	211
US Antimony Corp.*	110	194
United States Lime & Minerals, Inc.*	4	188
Handy & Harman Ltd.*	12	181
UFP Technologies, Inc.*	10	179
Revett Minerals, Inc.*	56	158
GSE Holding, Inc.*	18	112
Total Materials		132,627
Consumer Staples - 2.8%
United Natural Foods, Inc.*	107	5,734
Casey’s General Stores, Inc.	83	4,406
TreeHouse Foods, Inc.*	78	4,065
Hain Celestial Group, Inc.*	74	4,011
Darling International, Inc.*	247	3,961
Harris Teeter Supermarkets, Inc.	96	3,702
PriceSmart, Inc.	40	3,082
B&G Foods, Inc.	106	3,001
Lancaster Colony Corp.	40	2,768
Universal Corp.	49	2,446
Elizabeth Arden, Inc.*	54	2,430
Sanderson Farms, Inc.	50	2,378
Snyders-Lance, Inc.	97	2,339
Spectrum Brands Holdings, Inc.	51	2,291
Boston Beer Company, Inc. — Class A*	17	2,286
Prestige Brands Holdings, Inc.*	110	2,203
Fresh Del Monte Produce, Inc.	82	2,161
Post Holdings, Inc.*	60	2,055
J&J Snack Foods Corp.	32	2,046
Rite Aid Corp.*	1,379	1,875
Andersons, Inc.	41	1,759
Vector Group Ltd.	111	1,651
WD-40 Co.	35	1,649
Boulder Brands, Inc.*	119	1,535
Tootsie Roll Industries, Inc.	52	1,348
Cal-Maine Foods, Inc.	30	1,207
SUPERVALU, Inc.	440	1,087
Dole Food Company, Inc.*	78	895
Pilgrim’s Pride Corp.*	122	885
Central Garden and Pet Co. — Class A*	84	878
Chiquita Brands International, Inc.*	101	833
Susser Holdings Corp.*	24	828
Weis Markets, Inc.	21	823
Star Scientific, Inc.*,1	306	820
Medifast, Inc.*	28	739
Spartan Stores, Inc.	47	722
Inter Parfums, Inc.	36	701
Village Super Market, Inc. — Class A	21	690
Alliance One International, Inc.*	185	673
Harbinger Group, Inc.*	87	669
Calavo Growers, Inc.	25	630
Diamond Foods, Inc.	46	629
Pantry, Inc.*	51	619
Coca-Cola Bottling Company Consolidated	8	532
Nash Finch Co.	24	511
Seneca Foods Corp. — Class A*	16	486
Oil-Dri Corporation of America	16	442
Ingles Markets, Inc. — Class A	24	414
Chefs’ Warehouse, Inc.*	24	379

94 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
russell 2000® 2x strategy fund

	Shares	Value

National Beverage Corp.	25	$365
John B Sanfilippo & Son, Inc.	20	364
Nature’s Sunshine Products, Inc.	25	362
Annie’s, Inc.*	10	334
USANA Health Sciences, Inc.*	10	329
Female Health Co.	42	302
Nutraceutical International Corp.	18	298
Alico, Inc.	8	293
Limoneira Co.	15	291
Central European Distribution Corp.*	134	291
Revlon, Inc. — Class A*	20	290
Omega Protein Corp.*	41	251
Farmer Bros Co.*	15	216
Orchids Paper Products Co.	10	202
Westway Group, Inc.*	30	200
Roundy’s, Inc.[1]	44	196
Inventure Foods, Inc.*	30	195
Synutra International, Inc.*	36	167
Griffin Land & Nurseries, Inc.	6	162
Craft Brew Alliance, Inc.*	23	149
Lifeway Foods, Inc.	8	70
Total Consumer Staples		89,601
Utilities - 2.7%
Cleco Corp.	129	5,160
IDACORP, Inc.	110	4,769
Piedmont Natural Gas Company, Inc.	147	4,603
Portland General Electric Co.	162	4,432
WGL Holdings, Inc.	107	4,193
Southwest Gas Corp.	95	4,029
UIL Holdings Corp.	111	3,975
UNS Energy Corp.	87	3,691
New Jersey Resources Corp.	91	3,605
PNM Resources, Inc.	164	3,364
Black Hills Corp.	92	3,344
South Jersey Industries, Inc.	65	3,271
ALLETE, Inc.	78	3,196
Avista Corp.	127	3,062
El Paso Electric Co.	88	2,808
NorthWestern Corp.	80	2,778
Atlantic Power Corp.	238	2,720
MGE Energy, Inc.	49	2,497
Northwest Natural Gas Co.	55	2,431
CH Energy Group, Inc.	33	2,152
Otter Tail Corp.	79	1,975
American States Water Co.	41	1,967
Laclede Group, Inc.	49	1,892
Empire District Electric Co.	92	1,875
California Water Service Group	88	1,615
Chesapeake Utilities Corp.	18	817
SJW Corp.	30	798
Unitil Corp.	30	778
Ormat Technologies, Inc.	39	752
Middlesex Water Co.	34	665
Connecticut Water Service, Inc.	17	506
York Water Co.	28	492
Artesian Resources Corp. — Class A	16	359
Consolidated Water Company Ltd.	32	237
Genie Energy Ltd. — Class B	32	227
Cadiz, Inc.*	26	206
Delta Natural Gas Company, Inc.	10	196
American DG Energy, Inc.*	50	116
Total Utilities		85,553
Telecommunication Services - 0.6%
Cogent Communications Group, Inc.	101	2,287
Cincinnati Bell, Inc.*	409	2,242
Consolidated Communications
Holdings, Inc.	87	1,385
8x8, Inc.*	148	1,094
Premiere Global Services, Inc.*	110	1,076
Vonage Holdings Corp.*	336	796
Shenandoah Telecommunications Co.	52	796
General Communication, Inc. — Class A*	81	777
Atlantic Tele-Network, Inc.	20	734
Leap Wireless International, Inc.*	108	718
Iridium Communications, Inc.*	106	714
magicJack VocalTec Ltd.*	30	546
USA Mobility, Inc.	44	514
Cbeyond, Inc.*	56	506
NTELOS Holdings Corp.	31	406
Hawaiian Telcom Holdco, Inc.*	20	390
Fairpoint Communications, Inc.*	45	357
inContact, Inc.*	67	347
Towerstream Corp.*	101	328
Primus Telecommunications Group, Inc.	30	326
Lumos Networks Corp.	31	311
ORBCOMM, Inc.*	78	306
IDT Corp. — Class B	32	305
HickoryTech Corp.	29	282
Boingo Wireless, Inc.*	32	242
Neutral Tandem, Inc.	61	157
Total Telecommunication Services		17,942
Total Common Stocks
(Cost $1,904,156)		2,494,477
WARRANTS†† - 0.0%
Magnum Hunter Resources Corp.
$10.50, 10/14/13*	6	—
Total Warrants
(Cost $–)		—
CLOSED-END FUNDS† - 0.0%
Firsthand Technology Value Fund, Inc.*	20	349
Total Closed-End Funds
(Cost $352)		349

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
russell 2000® 2x strategy fund

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,2 - 40.4%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$971,231	$971,231
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	101,188	101,188
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	101,188	101,188
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	101,188	101,188
Total Repurchase Agreements
(Cost $1,274,795)		1,274,795
SECURITIES LENDING COLLATERAL††,4 - 0.5%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	9,473	9,473
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	6,012	6,012
Total Securities Lending Collateral
(Cost $15,485)		15,485
Total Investments - 120.0%
(Cost $3,194,788)		$3,785,106
Other Assets & Liabilities, net - (20.0)%		(629,598)
Total Net Assets - 100.0%		$3,155,508

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $507,840)	6	$1,284

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
January 2013 Russell 2000 Index Swap,
Terminating 01/31/13[5]
(Notional Value $1,128,326)	1,328	$22,935
Barclays Bank plc
January 2013 Russell 2000 Index Swap,
Terminating 01/31/13[5]
(Notional Value $1,013,337)	1,193	20,603
Goldman Sachs International
January 2013 Russell 2000 Index Swap,
Terminating 01/23/13[5]
(Notional Value $1,199,355)	1,412	16,883
(Total Notional Value
$3,341,018)		$60,421

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.

[2]	Repurchase Agreements — See Note 5.

[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.

[4]	Securities lending collateral — See Note 10.

[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate. plc — Public Limited Company

REIT — Real Estate Investment Trust

96 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

russell 2000® 2x strategy fund

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $15,061 of securities loaned
(cost $1,904,508)	$2,494,826
Repurchase agreements, at value
(cost $1,290,280)	1,290,280
Total investments
(cost $3,194,788)	3,785,106
Foreign currency, at value
(cost $23)	23
Segregated cash with broker	264,000
Unrealized appreciation on swap agreements	60,421
Receivable for swap settlement	25,585
Cash	802
Receivables:
Securities sold	9,355
Dividends	2,592
Fund shares sold	2,374
Variation margin	1,921
Interest	55
Total assets	4,152,234
Liabilities:
Payable for:
Fund shares redeemed	968,072
Payable upon return of securities loaned	15,485
Management fees	3,006
Transfer agent and administrative fees	835
Investor service fees	835
Portfolio accounting fees	334
Miscellaneous	8,159
Total liabilities	996,726
Net assets	$3,155,508
net assets consist of:
Paid in capital	$3,727,074
Accumulated net investment loss	(64)
Accumulated net realized loss on investments	(1,223,525)
Net unrealized appreciation on investments	652,023
Net assets	$3,155,508
Capital shares outstanding	22,300
Net asset value per share	$141.50

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $40)	$46,355
Interest	2,301
Income from securities lending, net	110
Total investment income	48,766

Expenses:
Management fees	43,154
Transfer agent and administrative fees	11,987
Investor service fees	11,987
Portfolio accounting fees	4,795
Professional fees	4,646
Custodian fees	984
Trustees’ fees*	466
Miscellaneous	6,997
Total expenses	85,016
Net investment loss	(36,250)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(217,176)
Swap agreements	621,026
Futures contracts	438,141
Net realized gain	841,991
Net change in unrealized appreciation (depreciation) on:
Investments	392,959
Swap agreements	117,675
Futures contracts	(51,742)
Net change in unrealized appreciation (depreciation)	458,892
Net realized and unrealized gain	1,300,883
Net increase in net assets resulting from operations	$1,264,633

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 97

russell 2000® 2x strategy fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(36,250)	$(74,576)
Net realized gain (loss) on investments	841,991	(938,229)
Net change in unrealized appreciation (depreciation) on investments	458,892	(118,788)
Net increase (decrease) in net assets resulting from operations	1,264,633	(1,131,593)

Distributions to shareholders from:
Net realized gains	—	(487,848)
Total distributions to shareholders	—	(487,848)

Capital share transactions:
Proceeds from sale of shares	39,304,465	50,562,437
Distributions reinvested	—	487,848
Cost of shares redeemed	(43,991,735)	(47,926,370)
Net increase (decrease) from capital share transactions	(4,687,270)	3,123,915
Net increase (decrease) in net assets	(3,422,637)	1,504,474

Net assets:
Beginning of year	6,578,145	5,073,671
End of year	$3,155,508	$6,578,145
Accumulated net investment loss at end of year	$(64)	$(307)

Capital share activity:
Shares sold	307,650	367,620
Shares issued from reinvestment of distributions	—	4,471
Shares redeemed	(345,408)	(346,218)
Net increase (decrease) in shares	(37,758)	25,873

98 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

russell 2000® 2x strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$109.53	$148.42	$100.07	$73.67	$224.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(2.04)	(1.25)	(.67)	.10
Net gain (loss) on investments
(realized and unrealized)	32.93	(26.77)	49.60	27.08	(148.93)
Total from investment operations	31.97	(28.81)	48.35	26.41	(148.83)
Less distributions from:
Net investment income	—	—	—	(.01)	(1.80)
Net realized gains	—	(10.08)	—	—	—
Total distributions	—	(10.08)	—	(.01)	(1.80)
Net asset value, end of period	$141.50	$109.53	$148.42	$100.07	$73.67

Total Return[b]	29.19%	(19.38%)	48.30%	35.85%	(66.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,156	$6,578	$5,074	$3,651	$3,421
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(1.50%)	(1.11%)	(0.97%)	0.06%
Total expenses	1.77%	1.82%	1.74%	1.75%	1.68%
Portfolio turnover rate	325%	15%	100%	493%	347%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 99

performance report and FUND PROFILE (Unaudited)	December 31, 2012

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 22.10%, while the Russell 2000 Index returned 16.35% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Consumer Discretionary. Energy was the only sector that detracted from performance for the year.

Pharmacyclics, Inc., Ocwen Financial Corp. and 3D Systems Corp. were the largest contributors to performance of the underlying index for the year. Key Energy Services, Inc., Knight Capital Group, Inc. and Bill Barrett Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Ocwen Financial Corp.	0.2%
Genesee & Wyoming, Inc. — Class A	0.2%
Pharmacyclics, Inc.	0.2%
Alaska Air Group, Inc.	0.2%
CommVault Systems, Inc.	0.2%
WEX, Inc.	0.2%
Warnaco Group, Inc.	0.2%
Two Harbors Investment Corp.	0.2%
Acuity Brands, Inc.	0.2%
Starwood Property Trust, Inc.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

100 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	22.10%	-0.85%	8.73%
Russell 2000 Index	16.35%	3.56%	9.72%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 72.0%

Financials - 16.1%
Ocwen Financial Corp.*	605	$20,926
Two Harbors Investment Corp.	1,496	16,575
Starwood Property Trust, Inc.	712	16,347
First American Financial Corp.	598	14,406
Omega Healthcare Investors, Inc.	600	14,311
Highwoods Properties, Inc.	418	13,983
Alterra Capital Holdings Ltd.	486	13,701
Hancock Holding Co.	431	13,679
Invesco Mortgage Capital, Inc.	655	12,909
EPR Properties	270	12,451
LaSalle Hotel Properties	483	12,263
RLJ Lodging Trust	603	11,680
Healthcare Realty Trust, Inc.	476	11,429
Prosperity Bancshares, Inc.	271	11,381
CNO Financial Group, Inc.	1,200	11,197
Susquehanna Bancshares, Inc.	1,063	11,139
Portfolio Recovery Associates, Inc.*	100	10,685
Colonial Properties Trust	498	10,643
American Realty Capital Trust, Inc.	900	10,395
CubeSmart	700	10,199
Texas Capital Bancshares, Inc.*	227	10,173
Sovran Self Storage, Inc.	161	9,998
Washington Real Estate Investment Trust	378	9,885
Stifel Financial Corp.*	309	9,879
CYS Investments, Inc.	823	9,720
DiamondRock Hospitality Co.	1,067	9,603
Apollo Investment Corp.	1,146	9,582
Medical Properties Trust, Inc.	770	9,209
Prospect Capital Corp.	839	9,120
DCT Industrial Trust, Inc.	1,399	9,079
Potlatch Corp.	228	8,935
FirstMerit Corp.	626	8,883
Glimcher Realty Trust	784	8,694
EastGroup Properties, Inc.	161	8,663
Cathay General Bancorp	444	8,658
Webster Financial Corp.	412	8,467
Platinum Underwriters Holdings Ltd.	184	8,464
IBERIABANK Corp.	171	8,400
FNB Corp.	786	8,347
Greenhill & Company, Inc.	160	8,318
Sunstone Hotel Investors, Inc.*	774	8,290
Trustmark Corp.	369	8,288
DuPont Fabros Technology, Inc.	343	8,287
ARMOUR Residential REIT, Inc.	1,245	8,055
Primerica, Inc.	267	8,013
UMB Financial Corp.	180	7,891
First Cash Financial Services, Inc.*	159	7,891
RLI Corp.	122	7,889
BancorpSouth, Inc.	534	7,764
First Industrial Realty Trust, Inc.*	547	7,702
National Health Investors, Inc.	136	7,688
Wintrust Financial Corp.	207	7,597
Redwood Trust, Inc.	449	7,584
Lexington Realty Trust	725	7,576
Walter Investment Management Corp.*	176	7,572
Pebblebrook Hotel Trust	327	7,554
Umpqua Holdings Corp.	631	7,439
Financial Engines, Inc.*	266	7,382
PHH Corp.*	324	7,371
MarketAxess Holdings, Inc.	204	7,201
United Bankshares, Inc.[1]	289	7,028
Old National Bancorp	574	6,813
First Financial Bankshares, Inc.	174	6,788
Northwest Bancshares, Inc.	553	6,712
PS Business Parks, Inc.	103	6,693
Westamerica Bancorporation	157	6,687
Strategic Hotels & Resorts, Inc.*	1,026	6,566
National Penn Bancshares, Inc.	700	6,524
Montpelier Re Holdings Ltd.	285	6,515
PennyMac Mortgage Investment Trust	256	6,474
Acadia Realty Trust	258	6,470
Cash America International, Inc.	163	6,466
Equity One, Inc.	307	6,449
Sun Communities, Inc.	159	6,342
Capstead Mortgage Corp.	551	6,320
Education Realty Trust, Inc.	585	6,224
MB Financial, Inc.	309	6,103
Community Bank System, Inc.	220	6,019
Glacier Bancorp, Inc.	409	6,016
LTC Properties, Inc.	169	5,947
Selective Insurance Group, Inc.	306	5,897
Symetra Financial Corp.	434	5,633
Pennsylvania Real Estate
Investment Trust	319	5,627
Bank of the Ozarks, Inc.	167	5,589
EZCORP, Inc. — Class A*	276	5,481
International Bancshares Corp.	298	5,379
Government Properties Income Trust	223	5,345
NorthStar Realty Finance Corp.	759	5,343
First Midwest Bancorp, Inc.	424	5,308
Fifth Street Finance Corp.	505	5,262
PrivateBancorp, Inc.	342	5,239
Solar Capital Ltd.	219	5,237
American Assets Trust, Inc.	185	5,167
CVB Financial Corp.	496	5,158
Provident Financial Services, Inc.	345	5,146
BBCN Bancorp, Inc.	439	5,079
Franklin Street Properties Corp.	411	5,059
Main Street Capital Corp.	163	4,973
Evercore Partners, Inc. — Class A	164	4,951
Argo Group International Holdings Ltd.	146	4,904
Hersha Hospitality Trust — Class A	978	4,890
First Financial Bancorp	330	4,825
American Capital Mortgage
Investment Corp.	203	4,785
CreXus Investment Corp.	384	4,704
Enstar Group Ltd.*	42	4,703
Radian Group, Inc.	759	4,637
Astoria Financial Corp.	490	4,586

102 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
DFC Global Corp.*	247	$4,572
Sabra Health Care REIT, Inc.	209	4,539
Associated Estates Realty Corp.	281	4,530
Investors Bancorp, Inc.	254	4,516
Amtrust Financial Services, Inc.	157	4,504
Credit Acceptance Corp.*	44	4,474
Horace Mann Educators Corp.	224	4,472
Anworth Mortgage Asset Corp.	772	4,462
Investors Real Estate Trust	508	4,435
Citizens Republic Bancorp, Inc.*	230	4,363
Cousins Properties, Inc.	520	4,342
Western Alliance Bancorporation*	411	4,328
World Acceptance Corp.*	58	4,324
PacWest Bancorp	173	4,287
Hudson Pacific Properties, Inc.	201	4,233
BlackRock Kelso Capital Corp.	417	4,195
Chesapeake Lodging Trust	200	4,176
American Equity Investment
Life Holding Co.	339	4,139
First Commonwealth Financial Corp.	596	4,065
Home BancShares, Inc.	123	4,061
Nelnet, Inc. — Class A	136	4,051
National Financial Partners Corp.*	233	3,994
Boston Private Financial Holdings, Inc.	442	3,982
Oritani Financial Corp.	259	3,968
Colony Financial, Inc.	203	3,959
Columbia Banking System, Inc.	220	3,947
ViewPoint Financial Group, Inc.	188	3,937
iStar Financial, Inc.*	477	3,888
Park National Corp.	60	3,878
Triangle Capital Corp.	152	3,874
Virtus Investment Partners, Inc.*	32	3,870
Encore Capital Group, Inc.*	126	3,858
PennantPark Investment Corp.	344	3,782
NBT Bancorp, Inc.	186	3,770
Retail Opportunity Investments Corp.	283	3,639
Pinnacle Financial Partners, Inc.*	193	3,636
Inland Real Estate Corp.	433	3,629
Employers Holdings, Inc.	176	3,622
SCBT Financial Corp.	90	3,616
Chemical Financial Corp.	152	3,612
Infinity Property & Casualty Corp.	62	3,611
First Potomac Realty Trust	290	3,584
Greenlight Capital Re Ltd. — Class A*	155	3,577
Independent Bank Corp.	121	3,503
Ramco-Gershenson Properties Trust	262	3,487
Tower Group, Inc.	194	3,447
Nationstar Mortgage Holdings, Inc.*,1	110	3,408
Kennedy-Wilson Holdings, Inc.	243	3,397
Banner Corp.	110	3,380
Banco Latinoamericano de Comercio
Exterior S.A. — Class E	156	3,363
Brookline Bancorp, Inc.	394	3,349
Forestar Group, Inc.*	193	3,345
Cohen & Steers, Inc.	109	3,321
Hercules Technology Growth Capital, Inc.	298	3,317
Alexander’s, Inc.	10	3,308
Coresite Realty Corp.	119	3,292
FelCor Lodging Trust, Inc.*	702	3,278
Sterling Financial Corp.	156	3,257
Berkshire Hills Bancorp, Inc.	135	3,221
Universal Health Realty Income Trust	63	3,188
Ashford Hospitality Trust, Inc.	299	3,142
Oriental Financial Group, Inc.	233	3,111
Safety Insurance Group, Inc.	67	3,093
City Holding Co.	88	3,067
eHealth, Inc.*	111	3,050
Hilltop Holdings, Inc.*	225	3,047
KBW, Inc.	198	3,029
S&T Bancorp, Inc.	165	2,982
WesBanco, Inc.	133	2,955
Resource Capital Corp.	520	2,912
Dynex Capital, Inc.	304	2,870
MGIC Investment Corp.*	1,065	2,833
State Bank Financial Corp.	178	2,827
Renasant Corp.	147	2,814
AMERISAFE, Inc.*	103	2,807
Apollo Residential Mortgage, Inc.	139	2,806
HFF, Inc. — Class A	187	2,787
TrustCo Bank Corp. NY	527	2,783
Urstadt Biddle Properties, Inc. — Class A	141	2,775
Duff & Phelps Corp. — Class A	177	2,765
Navigators Group, Inc.*	53	2,707
Stewart Information Services Corp.	104	2,704
Campus Crest Communities, Inc.	218	2,673
Cardinal Financial Corp.	164	2,668
Piper Jaffray Cos.*	83	2,667
Sandy Spring Bancorp, Inc.	136	2,641
PICO Holdings, Inc.*	130	2,635
Flushing Financial Corp.	171	2,623
Maiden Holdings Ltd.	285	2,619
Getty Realty Corp.	145	2,619
Tompkins Financial Corp.	66	2,616
Epoch Holding Corp.	92	2,567
STAG Industrial, Inc.	142	2,552
Simmons First National Corp. — Class A	100	2,536
United Fire Group, Inc.	116	2,533
Dime Community Bancshares, Inc.	180	2,500
Hanmi Financial Corp.*	181	2,460
Community Trust Bancorp, Inc.	74	2,426
Citizens, Inc.*	217	2,398
First Merchants Corp.	161	2,389
Monmouth Real Estate Investment Corp. —
Class A	230	2,383
Excel Trust, Inc.	188	2,382
ICG Group, Inc.*	208	2,377
West Coast Bancorp	107	2,370
Lakeland Financial Corp.	91	2,351
TICC Capital Corp.	229	2,317
TowneBank	149	2,308
AG Mortgage Investment Trust, Inc.	95	2,231
United Community Banks, Inc.*	236	2,223

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Rouse Properties, Inc.	130	$2,200
Washington Trust Bancorp, Inc.	82	2,157
Southside Bancshares, Inc.	102	2,148
CapLease, Inc.	383	2,133
Netspend Holdings, Inc.*	180	2,128
Knight Capital Group, Inc. — Class A*	599	2,102
Heartland Financial USA, Inc.	80	2,092
Rockville Financial, Inc.	161	2,077
Eagle Bancorp, Inc.*	104	2,077
NewStar Financial, Inc.*	148	2,073
Wilshire Bancorp, Inc.*	353	2,072
WisdomTree Investments, Inc.*	330	2,020
MCG Capital Corp.	435	2,001
Investment Technology Group, Inc.*	222	1,998
First Financial Corp.	66	1,996
Federal Agricultural Mortgage Corp. —
Class C	61	1,983
First Busey Corp.	423	1,967
Tejon Ranch Co.*	70	1,966
Provident New York Bancorp	209	1,946
1st Source Corp.	88	1,944
EverBank Financial Corp.	130	1,938
BGC Partners, Inc. — Class A	557	1,927
Kite Realty Group Trust	341	1,906
WSFS Financial Corp.	45	1,901
National Western Life Insurance Co. —
Class A	12	1,893
Central Pacific Financial Corp.*	121	1,886
Winthrop Realty Trust	169	1,867
United Financial Bancorp, Inc.	118	1,855
Agree Realty Corp.	69	1,849
FBL Financial Group, Inc. — Class A	54	1,847
Union First Market Bankshares Corp.	117	1,845
First BanCorp*	400	1,832
Apollo Commercial Real Estate
Finance, Inc.	112	1,818
Cedar Realty Trust, Inc.	342	1,806
GAMCO Investors, Inc. — Class A	34	1,804
StellarOne Corp.	127	1,796
Bancorp, Inc.*	163	1,788
Safeguard Scientifics, Inc.*	120	1,770
Summit Hotel Properties, Inc.	186	1,767
OneBeacon Insurance Group Ltd. —
Class A	127	1,765
Beneficial Mutual Bancorp, Inc.*	183	1,739
Saul Centers, Inc.	40	1,712
Green Dot Corp. — Class A*	140	1,708
BofI Holding, Inc.*	61	1,700
Ameris Bancorp*	135	1,686
Univest Corporation of Pennsylvania	98	1,676
Lakeland Bancorp, Inc.	164	1,670
Taylor Capital Group, Inc.*	92	1,661
Home Loan Servicing Solutions Ltd.	87	1,644
MVC Capital, Inc.	135	1,640
Meadowbrook Insurance Group, Inc.	282	1,630
German American Bancorp, Inc.	75	1,629
First Community Bancshares, Inc.	101	1,613
Sterling Bancorp	177	1,612
RAIT Financial Trust	279	1,576
Arrow Financial Corp.	63	1,572
Westwood Holdings Group, Inc.	38	1,554
OmniAmerican Bancorp, Inc.*	67	1,550
Financial Institutions, Inc.	83	1,546
Trico Bancshares	90	1,508
Capital Southwest Corp.	15	1,494
CoBiz Financial, Inc.	199	1,487
Medley Capital Corp.	102	1,485
Centerstate Banks, Inc.	174	1,484
First Interstate Bancsystem, Inc. —
Class A	95	1,466
BancFirst Corp.	34	1,440
SY Bancorp, Inc.	64	1,435
National Bankshares, Inc.	44	1,425
Golub Capital BDC, Inc.	89	1,422
One Liberty Properties, Inc.	69	1,400
MainSource Financial Group, Inc.	110	1,394
INTL FCStone, Inc.*	80	1,393
First Connecticut Bancorp, Inc.	101	1,389
Hudson Valley Holding Corp.	89	1,386
Virginia Commerce Bancorp, Inc.*	154	1,378
Great Southern Bancorp, Inc.	54	1,374
Heritage Financial Corp.	92	1,351
Global Indemnity plc — Class A*	61	1,350
Alliance Financial Corp.	31	1,349
Northfield Bancorp, Inc.	88	1,342
Bryn Mawr Bank Corp.	60	1,336
Territorial Bancorp, Inc.	58	1,325
Camden National Corp.	39	1,325
Citizens & Northern Corp.	70	1,323
Parkway Properties, Inc.	94	1,315
FXCM, Inc. — Class A	130	1,309
Peoples Bancorp, Inc.	64	1,308
State Auto Financial Corp.	86	1,285
HomeStreet, Inc.*	50	1,278
GFI Group, Inc.	394	1,277
Chatham Lodging Trust	83	1,277
SeaBright Holdings, Inc.	115	1,273
First Financial Holdings, Inc.	97	1,269
Enterprise Financial Services Corp.	97	1,268
Southwest Bancorp, Inc.*	113	1,266
Franklin Financial Corp.	76	1,260
Republic Bancorp, Inc. — Class A	59	1,247
Select Income REIT	50	1,239
CNB Financial Corp.	75	1,229
Baldwin & Lyons, Inc. — Class B	51	1,217
Cowen Group, Inc. — Class A*	496	1,215
Terreno Realty Corp.	77	1,189
Washington Banking Co.	87	1,185
Calamos Asset Management, Inc. —
Class A	112	1,184
OceanFirst Financial Corp.	86	1,183
Crawford & Co. — Class B	147	1,173

104 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Medallion Financial Corp.	99	$1,162
First of Long Island Corp.	41	1,161
First Bancorp	90	1,154
Home Federal Bancorp, Inc.	91	1,131
Bank Mutual Corp.	261	1,122
Arlington Asset Investment Corp. —
Class A	54	1,122
Fox Chase Bancorp, Inc.	67	1,116
First Defiance Financial Corp.	58	1,113
KCAP Financial, Inc.	120	1,103
1st United Bancorp, Inc.	174	1,088
Solar Senior Capital Ltd.	58	1,082
Ames National Corp.	49	1,073
Park Sterling Corp.*	205	1,072
THL Credit, Inc.	72	1,065
Metro Bancorp, Inc.*	80	1,058
Provident Financial Holdings, Inc.	60	1,050
Walker & Dunlop, Inc.*	63	1,050
Gladstone Commercial Corp.	58	1,041
Pacific Continental Corp.	106	1,031
Manning & Napier, Inc. — Class A	81	1,021
Westfield Financial, Inc.	141	1,019
Bank of Marin Bancorp	27	1,011
First California Financial Group, Inc.*	130	1,004
West Bancorporation, Inc.	93	1,003
Preferred Bank/Los Angeles CA*	70	994
MetroCorp Bancshares, Inc.*	90	989
Western Asset Mortgage Capital Corp.	50	989
Gladstone Capital Corp.	121	987
Thomas Properties Group, Inc.	180	974
Fidus Investment Corp.	59	971
Gladstone Investment Corp.	137	954
National Interstate Corp.	33	951
Oppenheimer Holdings, Inc. — Class A	54	933
GSV Capital Corp.*	110	927
American Safety Insurance Holdings Ltd.*	48	908
Northrim BanCorp, Inc.	40	906
Whitestone REIT	64	899
BankFinancial Corp.	121	898
Bridge Bancorp, Inc.	44	895
SWS Group, Inc.*	168	889
Diamond Hill Investment Group, Inc.	13	882
Bridge Capital Holdings*	56	871
Phoenix Companies, Inc.*	35	866
Marlin Business Services Corp.	43	863
NGP Capital Resources Co.	119	859
Kearny Financial Corp.	88	858
AV Homes, Inc.*	59	839
Guaranty Bancorp*	430	839
New Mountain Finance Corp.	56	834
Homeowners Choice, Inc.	40	832
Mercantile Bank Corp.	50	825
MidWestOne Financial Group, Inc.	40	820
Ladenburg Thalmann Financial
Services, Inc.*	584	818
Heritage Commerce Corp.*	117	817
UMH Properties, Inc.	79	816
American National Bankshares, Inc.	40	808
Kansas City Life Insurance Co.	21	801
FBR & Co.*	207	801
Sun Bancorp, Inc.*	222	786
C&F Financial Corp.	20	779
First Bancorp, Inc.	47	774
Capital City Bank Group, Inc.*	68	773
Bank of Kentucky Financial Corp.	31	767
Gramercy Capital Corporation*	260	764
ESB Financial Corp.	55	763
Suffolk Bancorp*	58	760
New York Mortgage Trust, Inc.	120	758
Meridian Interstate Bancorp, Inc.*	45	755
Hallmark Financial Services*	80	751
Penns Woods Bancorp, Inc.	20	748
Simplicity Bancorp, Inc.	50	748
First Pactrust Bancorp, Inc.	60	736
Sierra Bancorp	64	732
Home Bancorp, Inc.*	40	730
Center Bancorp, Inc.	63	730
Merchants Bancshares, Inc.	27	723
Gyrodyne Company of America, Inc.	10	721
MidSouth Bancorp, Inc.	44	719
Nicholas Financial, Inc.	58	719
EMC Insurance Group, Inc.	30	716
Consolidated-Tomoka Land Co.	23	713
Peapack Gladstone Financial Corp.	50	704
FNB United Corp.*	60	696
SI Financial Group, Inc.	60	690
Heritage Financial Group, Inc.	50	690
Eastern Insurance Holdings, Inc.	40	683
Farmers National Banc Corp.	110	682
First Financial Northwest, Inc.*	90	680
Seacoast Banking Corporation of Florida*	421	678
Donegal Group, Inc. — Class A	48	674
Bar Harbor Bankshares	20	673
Ares Commercial Real Estate Corp.	40	657
Heritage Oaks Bancorp*	110	638
Hingham Institution for Savings	10	626
BSB Bancorp, Inc.*	50	612
Investors Title Co.	10	600
Horizon Technology Finance Corp.	40	596
Enterprise Bancorp, Inc.	36	595
Century Bancorp, Inc. — Class A	18	593
Cape Bancorp, Inc.	68	591
Roma Financial Corp.	39	590
Horizon Bancorp	30	590
Harris & Harris Group, Inc.*	174	574
Asta Funding, Inc.	60	571
Clifton Savings Bancorp, Inc.	50	564
JMP Group, Inc.	91	552
Tree.com, Inc.	30	541
Middleburg Financial Corp.	30	530
Doral Financial Corp.*	726	526
ESSA Bancorp, Inc.	48	523

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Peoples Federal Bancshares, Inc.	30	$522
Access National Corp.	40	520
Regional Management Corp.*	30	497
Fidelity Southern Corp.*	51	487
Universal Insurance Holdings, Inc.	109	477
Resource America, Inc. — Class A	70	467
Zillow, Inc. — Class A*	16	444
TCP Capital Corp.	30	442
NASB Financial, Inc.*	20	427
Independence Holding Co.	43	409
Asset Acceptance Capital Corp.*	90	405
Pacific Mercantile Bancorp*	60	377
Charter Financial Corp.	35	371
MicroFinancial, Inc.	50	364
Gain Capital Holdings, Inc.	85	348
Artio Global Investors, Inc. — Class A	173	329
Pzena Investment Management, Inc. —
Class A	58	313
Waterstone Financial, Inc.*	40	312
Fortegra Financial Corp.*	34	302
CIFC Corp.*	34	272
First Marblehead Corp.*	334	259
Cascade Bancorp*	32	200
First Federal Bancshares of
Arkansas, Inc.*	20	195
Berkshire Bancorp, Inc.	20	164
California First National Bancorp	9	135
Crescent Financial Bancshares, Inc.*	20	92
Total Financials		1,499,309
Information Technology - 12.1%
CommVault Systems, Inc.*	249	17,357
WEX, Inc.*	222	16,731
Cymer, Inc.*	179	16,187
Parametric Technology Corp.*	675	15,195
Ultimate Software Group, Inc.*	156	14,729
Aspen Technology, Inc.*	526	14,540
CoStar Group, Inc.*	158	14,120
3D Systems Corp.*,1	263	14,031
Aruba Networks, Inc.*	635	13,175
FEI Co.	217	12,035
MAXIMUS, Inc.	189	11,948
Hittite Microwave Corp.*	180	11,179
Semtech Corp.*	375	10,856
Convergys Corp.	658	10,798
Microsemi Corp.*	505	10,625
First Solar, Inc.*	340	10,500
Cirrus Logic, Inc.*	361	10,458
InterDigital, Inc.	254	10,438
QLIK Technologies, Inc.*	480	10,426
Anixter International, Inc.	159	10,174
ACI Worldwide, Inc.*	228	9,961
Arris Group, Inc.*	637	9,517
Mentor Graphics Corp.*	532	9,055
Plantronics, Inc.	245	9,033
Cognex Corp.	239	8,800
Ciena Corp.*,1	560	8,792
Cavium, Inc.*	280	8,739
TiVo, Inc.*	707	8,710
Finisar Corp.*	522	8,509
NETGEAR, Inc.*	213	8,396
ValueClick, Inc.*	431	8,367
ViaSat, Inc.*	212	8,247
Tyler Technologies, Inc.*	169	8,186
j2 Global, Inc.	266	8,134
Sourcefire, Inc.*	171	8,075
Fair Isaac Corp.	191	8,028
Acxiom Corp.*	436	7,613
MKS Instruments, Inc.	294	7,579
Progress Software Corp.*	358	7,514
Littelfuse, Inc.	120	7,405
Sapient Corp.*	697	7,360
CACI International, Inc. — Class A*	131	7,209
OSI Systems, Inc.*	112	7,172
Entegris, Inc.*	781	7,170
RF Micro Devices, Inc.*	1,575	7,056
ADTRAN, Inc.[1]	357	6,976
VirnetX Holding Corp.*	237	6,939
International Rectifier Corp.*	390	6,915
Manhattan Associates, Inc.*	113	6,818
Coherent, Inc.	134	6,783
Dealertrack Technologies, Inc.*	236	6,778
Euronet Worldwide, Inc.*	286	6,750
Heartland Payment Systems, Inc.	224	6,608
VistaPrint N.V.*, 1	200	6,572
Veeco Instruments, Inc.*	215	6,347
OpenTable, Inc.*	129	6,295
Cardtronics, Inc.*	254	6,030
Intersil Corp. — Class A	720	5,969
NIC, Inc.	363	5,931
Integrated Device Technology, Inc.*	802	5,855
Blackbaud, Inc.	255	5,822
Universal Display Corp.*	226	5,790
Synaptics, Inc.*	193	5,783
Ultratech, Inc.*	151	5,632
BroadSoft, Inc.*	152	5,522
Cornerstone OnDemand, Inc.*	186	5,493
Benchmark Electronics, Inc.*	324	5,385
Power Integrations, Inc.	160	5,378
QLogic Corp.*	550	5,352
Liquidity Services, Inc.*	130	5,312
NetScout Systems, Inc.*	204	5,302
Plexus Corp.*	202	5,212
Bottomline Technologies, Inc.*	193	5,093
Sanmina Corp.*	459	5,081
Electronics for Imaging, Inc.*	265	5,032
SYNNEX Corp.*	146	5,019
Syntel, Inc.	92	4,930
Take-Two Interactive Software, Inc.*	439	4,834
ScanSource, Inc.*	152	4,829
Tessera Technologies, Inc.	293	4,811

106 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Comverse Technology, Inc.*	1,240	$4,762
Cabot Microelectronics Corp.	134	4,758
Tellabs, Inc.	2,070	4,720
TriQuint Semiconductor, Inc.*	955	4,622
MTS Systems Corp.	89	4,533
MicroStrategy, Inc. — Class A*	48	4,482
Rogers Corp.*	90	4,469
SS&C Technologies Holdings, Inc.*	192	4,439
RealPage, Inc.*	204	4,400
Insight Enterprises, Inc.*	252	4,377
Unisys Corp.*	250	4,325
MEMC Electronic Materials, Inc.*	1,310	4,205
WebMD Health Corp. — Class A*	290	4,159
OmniVision Technologies, Inc.*	294	4,140
LivePerson, Inc.*	312	4,100
Badger Meter, Inc.	86	4,077
Ixia*	240	4,075
Monolithic Power Systems, Inc.	175	3,899
EarthLink, Inc.	601	3,882
Monster Worldwide, Inc.*	690	3,878
Ellie Mae, Inc.*	139	3,857
Spansion, Inc. — Class A*	275	3,825
Advent Software, Inc.*	177	3,784
Verint Systems, Inc.*	127	3,729
ATMI, Inc.*	178	3,717
ExlService Holdings, Inc.*	137	3,631
Infinera Corp.*,1	622	3,614
Blucora, Inc.*	230	3,613
Emulex Corp.*	487	3,555
Comverse, Inc.*	124	3,538
Diodes, Inc.*	202	3,505
Loral Space & Communications, Inc.	63	3,444
CSG Systems International, Inc.*	189	3,436
Mantech International Corp. — Class A	132	3,424
Rofin-Sinar Technologies, Inc.*	157	3,404
Harmonic, Inc.*	669	3,392
Cray, Inc.*	212	3,381
Synchronoss Technologies, Inc.*	159	3,353
Intermec, Inc.*	339	3,343
Guidewire Software, Inc.*	111	3,299
Monotype Imaging Holdings, Inc.	206	3,292
FARO Technologies, Inc.*	92	3,283
Websense, Inc.*	214	3,219
Bankrate, Inc.*	258	3,212
Rambus, Inc.*	625	3,050
Advanced Energy Industries, Inc.*	220	3,038
Digital River, Inc.*	211	3,036
Park Electrochemical Corp.	117	3,010
Brooks Automation, Inc.	373	3,003
Global Cash Access Holdings, Inc.*	377	2,956
Newport Corp.*	219	2,946
Applied Micro Circuits Corp.*	348	2,923
Interactive Intelligence Group, Inc.*	87	2,918
LogMeIn, Inc.*	130	2,913
Web.com Group, Inc.*	196	2,901
Measurement Specialties, Inc.*	84	2,886
TNS, Inc.*	139	2,881
Accelrys, Inc.*	318	2,878
RealD, Inc.*,1	254	2,847
United Online, Inc.	509	2,845
iGATE Corp.*	179	2,823
comScore, Inc.*	203	2,797
TTM Technologies, Inc.*	300	2,760
Lattice Semiconductor Corp.*	665	2,653
Micrel, Inc.	276	2,622
Entropic Communications, Inc.*	495	2,619
Cass Information Systems, Inc.	62	2,616
Ebix, Inc.	159	2,555
Comtech Telecommunications Corp.	100	2,538
Black Box Corp.	103	2,507
SPS Commerce, Inc.*	67	2,497
Checkpoint Systems, Inc.*	232	2,492
Volterra Semiconductor Corp.*	142	2,438
Rudolph Technologies, Inc.*	181	2,434
Constant Contact, Inc.*	169	2,401
Angie’s List, Inc.*	200	2,398
Dice Holdings, Inc.*	261	2,396
TeleTech Holdings, Inc.*	131	2,332
InvenSense, Inc. — Class A*	209	2,322
Silicon Image, Inc.*	466	2,311
PROS Holdings, Inc.*	125	2,286
Forrester Research, Inc.	84	2,251
EPIQ Systems, Inc.	175	2,237
Daktronics, Inc.	202	2,236
MIPS Technologies, Inc. — Class A*	273	2,135
Stamps.com, Inc.*	84	2,117
Pegasystems, Inc.	93	2,109
Procera Networks, Inc.*	113	2,096
Ceva, Inc.*	133	2,095
Perficient, Inc.*	177	2,085
Internap Network Services Corp.*	300	2,082
CTS Corp.	195	2,073
Methode Electronics, Inc.	206	2,066
Sonus Networks, Inc.*	1,208	2,054
Tangoe, Inc.*	172	2,042
GT Advanced Technologies, Inc.*,1	674	2,035
Photronics, Inc.*	337	2,009
Vocus, Inc.*	114	1,981
Nanometrics, Inc.*	136	1,961
Higher One Holdings, Inc.*,1	184	1,939
Extreme Networks*	530	1,929
Exar Corp.*	211	1,878
PDF Solutions, Inc.*	134	1,847
Silicon Graphics International Corp.*	179	1,831
LTX-Credence Corp.*	279	1,830
DTS, Inc.*	108	1,804
Amkor Technology, Inc.*,1	421	1,789
Virtusa Corp.*	108	1,774
Imperva, Inc.*	55	1,734
Move, Inc.*	225	1,708

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Envestnet, Inc.*	120	$1,674
Calix, Inc.*	217	1,669
Oplink Communications, Inc.*	107	1,667
Super Micro Computer, Inc.*	163	1,663
Computer Task Group, Inc.*	91	1,659
ServiceSource International, Inc.*,1	283	1,656
Quantum Corp.*	1,322	1,639
SciQuest, Inc.*	103	1,634
Electro Rent Corp.	106	1,630
Fabrinet*	124	1,629
Mercury Systems, Inc.*	177	1,628
Demand Media, Inc.*	172	1,598
MoneyGram International, Inc.*	119	1,582
Power-One, Inc.*	384	1,578
Seachange International, Inc.*	161	1,557
Actuate Corp.*	277	1,551
Anaren, Inc.*	78	1,517
Globecomm Systems, Inc.*	134	1,514
Zygo Corp.*	96	1,507
Cohu, Inc.	138	1,496
Saba Software, Inc.*	167	1,460
GSI Group, Inc.*	164	1,420
Integrated Silicon Solution, Inc.*	156	1,404
NVE Corp.*	25	1,387
CIBER, Inc.*	415	1,386
Symmetricom, Inc.*	240	1,385
Digi International, Inc.*	146	1,383
XO Group, Inc.*	148	1,376
Maxwell Technologies, Inc.*	162	1,343
CalAmp Corp.*	160	1,331
Electro Scientific Industries, Inc.	133	1,323
VASCO Data Security International, Inc.*	161	1,314
Jive Software, Inc.*	90	1,308
Avid Technology, Inc.*	172	1,304
FormFactor, Inc.*	282	1,286
KEMET Corp.*	255	1,283
Kopin Corp.*	383	1,275
Lionbridge Technologies, Inc.*	317	1,274
Inphi Corp.*	133	1,274
Keynote Systems, Inc.	89	1,254
IntraLinks Holdings, Inc.*	203	1,253
IXYS Corp.	137	1,252
SunPower Corp. — Class A*	220	1,236
QuinStreet, Inc.*	183	1,230
KVH Industries, Inc.*	86	1,202
ExactTarget, Inc.*	60	1,200
Responsys, Inc.*	200	1,192
Aviat Networks, Inc.*	347	1,142
support.com, Inc.*	273	1,141
ShoreTel, Inc.*	269	1,141
Pericom Semiconductor Corp.*	139	1,116
Bel Fuse, Inc. — Class B	56	1,095
Demandware, Inc.*	40	1,093
Immersion Corp.*	159	1,092
Supertex, Inc.	62	1,088
Active Network, Inc.*	220	1,080
American Software, Inc. — Class A	130	1,009
Mesa Laboratories, Inc.	20	1,002
ANADIGICS, Inc.*	395	995
RealNetworks, Inc.*	129	975
STEC, Inc.*	197	971
Vishay Precision Group, Inc.*	73	965
Zix Corp.*	342	958
Mindspeed Technologies, Inc.*	204	955
Yelp, Inc. — Class A*	50	943
Sigma Designs, Inc.*	183	942
Multi-Fineline Electronix, Inc.*	46	930
Callidus Software, Inc.*	200	908
PLX Technology, Inc.*	249	904
Guidance Software, Inc.*	76	902
Parkervision, Inc.*	430	873
Digimarc Corp.	42	869
Telular Corp.	90	852
Market Leader, Inc.*	130	852
Axcelis Technologies, Inc.*	610	848
Imation Corp.*	177	827
Richardson Electronics Ltd.	73	826
Alpha & Omega Semiconductor Ltd.*	96	806
ePlus, Inc.	19	785
Datalink Corp.*	90	770
Aeroflex Holding Corp.*	109	763
AVG Technologies N.V.*	48	760
PRGX Global, Inc.*	117	755
Millennial Media, Inc.*	60	752
Limelight Networks, Inc.*	338	750
Telenav, Inc.*	93	742
Travelzoo, Inc.*	39	741
Ubiquiti Networks, Inc.	61	741
Agilysys, Inc.*	87	728
GSI Technology, Inc.*	116	727
OCZ Technology Group, Inc.*	380	726
Intermolecular, Inc.*	81	721
PC-Telephone, Inc.	100	720
Infoblox, Inc.*	40	719
DSP Group, Inc.*	122	703
Glu Mobile, Inc.*,1	304	696
Rosetta Stone, Inc.*	56	691
Numerex Corp. — Class A*	52	683
Tessco Technologies, Inc.	30	664
Ultra Clean Holdings*	135	663
ModusLink Global Solutions, Inc.*	228	661
MoSys, Inc.*	188	654
MaxLinear, Inc. — Class A*	128	643
PC Connection, Inc.	55	633
Neonode, Inc.*	130	632
NeoPhotonics Corp.*	109	626
Pervasive Software, Inc.*	70	624
Key Tronic Corp.*	60	614
Rubicon Technology, Inc.*	100	611
Intevac, Inc.*	133	608
Hackett Group, Inc.	142	608
Unwired Planet, Inc.*	492	590

108 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Oclaro, Inc.*,1	365	$573
Carbonite, Inc.*	61	564
Bazaarvoice, Inc.*	60	561
QuickLogic Corp.*	250	543
Echelon Corp.*	219	537
iPass, Inc.*	290	531
Marchex, Inc. — Class B	129	530
Westell Technologies, Inc. — Class A*	277	512
AXT, Inc.*	182	511
Proofpoint, Inc.*	40	492
Innodata, Inc.*	130	491
TechTarget, Inc.*	86	477
Spark Networks, Inc.*	60	468
Riverbed Technology, Inc.*	24	465
EPAM Systems, Inc.*	25	453
M/A-COM Technology Solutions
Holdings, Inc.*	30	449
QAD, Inc. — Class A	31	446
STR Holdings, Inc.*	173	436
FalconStor Software, Inc.*	177	412
Aware, Inc.	70	384
Radisys Corp.*	128	381
MeetMe, Inc.*	104	363
Brightcove, Inc.*	37	334
Sapiens International Corporation N.V.*	80	320
Audience, Inc.*	30	312
Viasystems Group, Inc.*	25	305
Mattersight Corp.*	60	298
Mattson Technology, Inc.*	330	277
Sycamore Networks, Inc.	116	260
Synacor, Inc.*	40	219
KIT Digital, Inc.*	333	160
Envivio, Inc.*	40	68
Ambient Corp.*	20	60
Total Information Technology		1,125,193
Industrials - 11.2%
Genesee & Wyoming, Inc. — Class A*	253	19,248
Alaska Air Group, Inc.*	404	17,407
Acuity Brands, Inc.	244	16,526
Hexcel Corp.*	559	15,070
Woodward, Inc.	393	14,985
AO Smith Corp.	220	13,875
Old Dominion Freight Line, Inc.*	402	13,781
Middleby Corp.*	107	13,717
Teledyne Technologies, Inc.*	209	13,599
CLARCOR, Inc.	284	13,569
HEICO Corp.	298	13,338
EMCOR Group, Inc.	383	13,257
Robbins & Myers, Inc.	213	12,663
US Airways Group, Inc.*	920	12,420
Watsco, Inc.	164	12,285
USG Corp.*	424	11,902
Avis Budget Group, Inc.*	596	11,813
Belden, Inc.	260	11,697
Actuant Corp. — Class A	416	11,611
Chart Industries, Inc.*	172	11,467
Esterline Technologies Corp.*	175	11,132
Moog, Inc. — Class A*	255	10,463
EnerSys, Inc.*	275	10,348
Applied Industrial Technologies, Inc.	238	9,998
Geo Group, Inc.	348	9,814
Tetra Tech, Inc.*	356	9,415
Deluxe Corp.	286	9,220
Brady Corp. — Class A	276	9,218
Advisory Board Co.*	191	8,937
Corporate Executive Board Co.	187	8,875
Beacon Roofing Supply, Inc.*	266	8,852
Curtiss-Wright Corp.	269	8,831
Healthcare Services Group, Inc.	377	8,757
Franklin Electric Company, Inc.	134	8,331
FTI Consulting, Inc.*	240	7,920
Brink’s Co.	272	7,760
MasTec, Inc.*	309	7,704
HNI Corp.	256	7,694
Simpson Manufacturing Company, Inc.	231	7,574
JetBlue Airways Corp.*	1,324	7,560
Granite Construction, Inc.	221	7,430
Acacia Research Corp.*	285	7,310
Herman Miller, Inc.	335	7,176
Watts Water Technologies, Inc. — Class A	164	7,050
Hub Group, Inc. — Class A*	209	7,022
United Stationers, Inc.	225	6,973
Barnes Group, Inc.	305	6,850
Atlas Air Worldwide Holdings, Inc.*	153	6,779
Mine Safety Appliances Co.	154	6,577
Allegiant Travel Co. — Class A	87	6,387
RBC Bearings, Inc.*	123	6,159
ABM Industries, Inc.	308	6,145
TAL International Group, Inc.	166	6,039
Lindsay Corp.	74	5,930
Briggs & Stratton Corp.	277	5,839
Amerco, Inc.	46	5,833
Forward Air Corp.	164	5,742
Mueller Industries, Inc.	113	5,653
UniFirst Corp.	77	5,646
Titan International, Inc.[1]	259	5,626
ESCO Technologies, Inc.	149	5,574
Steelcase, Inc. — Class A	432	5,504
Raven Industries, Inc.	208	5,483
II-VI, Inc.*	299	5,463
AZZ, Inc.	142	5,457
Werner Enterprises, Inc.	250	5,418
Kaman Corp.	147	5,410
Interface, Inc. — Class A	335	5,387
On Assignment, Inc.*	246	4,989
Trimas Corp.*	178	4,977
Mueller Water Products, Inc. — Class A	887	4,976
DigitalGlobe, Inc.*	202	4,937
Generac Holdings, Inc.	141	4,838
Tennant Co.	110	4,835
Aegion Corp. — Class A*	217	4,815

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Knight Transportation, Inc.	326	$4,769
EnPro Industries, Inc.*	116	4,744
ACCO Brands Corp.*	641	4,705
Orbital Sciences Corp.*	336	4,627
Huron Consulting Group, Inc.*	135	4,548
Cubic Corp.	94	4,509
Mobile Mini, Inc.*	215	4,478
Kaydon Corp.	185	4,427
Blount International, Inc.*	276	4,366
Spirit Airlines, Inc.*	240	4,253
Korn/Ferry International*	268	4,250
Exponent, Inc.*	76	4,243
Team, Inc.*	111	4,222
Universal Forest Products, Inc.	110	4,184
AAR Corp.	224	4,184
Knoll, Inc.	272	4,178
Quanex Building Products Corp.	204	4,164
Aircastle Ltd.	328	4,113
Insperity, Inc.	125	4,070
Swift Transportation Co. — Class A*	444	4,049
CIRCOR International, Inc.	102	4,038
McGrath RentCorp	138	4,005
Rush Enterprises, Inc. — Class A*	193	3,989
Astec Industries, Inc.	116	3,867
Apogee Enterprises, Inc.	159	3,811
G&K Services, Inc. — Class A	110	3,757
Dycom Industries, Inc.*	188	3,722
SkyWest, Inc.	289	3,601
Heartland Express, Inc.	273	3,568
TrueBlue, Inc.*	226	3,560
Wabash National Corp.*	385	3,453
Albany International Corp. — Class A	152	3,447
Standex International Corp.	67	3,436
Altra Holdings, Inc.	155	3,418
Rexnord Corp.*	160	3,408
Hyster-Yale Materials Handling, Inc.	68	3,318
Sauer-Danfoss, Inc.	62	3,309
Sykes Enterprises, Inc.*	216	3,288
Navigant Consulting, Inc.*	290	3,236
Cascade Corp.	49	3,151
Trex Company, Inc.*	84	3,127
American Science & Engineering, Inc.	47	3,065
Sun Hydraulics Corp.	117	3,051
GenCorp, Inc.*	333	3,047
Viad Corp.	112	3,042
Griffon Corp.	260	2,980
Great Lakes Dredge & Dock Corp.	332	2,965
Encore Wire Corp.	97	2,940
Quad/Graphics, Inc.	143	2,915
Resources Connection, Inc.	240	2,866
John Bean Technologies Corp.	161	2,861
Taser International, Inc.*	313	2,798
Gibraltar Industries, Inc.*	175	2,786
GeoEye, Inc.*	90	2,766
Tutor Perini Corp.*	200	2,740
ICF International, Inc.*	115	2,696
Layne Christensen Co.*	111	2,694
Gorman-Rupp Co.	90	2,685
Federal Signal Corp.*	351	2,671
Nortek, Inc.*	40	2,650
Comfort Systems USA, Inc.	214	2,602
Meritor, Inc.*	547	2,587
Primoris Services Corp.	169	2,542
US Ecology, Inc.	107	2,519
H&E Equipment Services, Inc.	166	2,502
MYR Group, Inc.*	112	2,492
Textainer Group Holdings Ltd.	78	2,454
InnerWorkings, Inc.*	175	2,412
Titan Machinery, Inc.*	95	2,347
Kelly Services, Inc. — Class A	148	2,330
Kforce, Inc.	162	2,321
Ennis, Inc.	147	2,274
DXP Enterprises, Inc.*	46	2,257
AAON, Inc.	108	2,254
Powell Industries, Inc.*	53	2,201
Mistras Group, Inc.*	89	2,197
Saia, Inc.*	95	2,196
Aerovironment, Inc.*	101	2,196
Greenbrier Companies, Inc.*	132	2,134
Kimball International, Inc. — Class B	181	2,101
Celadon Group, Inc.	116	2,096
LB Foster Co. — Class A	48	2,085
Standard Parking Corp.*	90	1,979
Thermon Group Holdings, Inc.*	87	1,960
Multi-Color Corp.	81	1,943
Hawaiian Holdings, Inc.*	291	1,912
Douglas Dynamics, Inc.	129	1,856
American Railcar Industries, Inc.	58	1,840
GP Strategies Corp.*	88	1,817
Columbus McKinnon Corp.*	106	1,751
XPO Logistics, Inc.*	100	1,738
Global Power Equipment Group, Inc.	101	1,732
National Presto Industries, Inc.	25	1,728
Marten Transport Ltd.	91	1,673
EnerNOC, Inc.*	140	1,645
Kadant, Inc.*	62	1,644
Barrett Business Services, Inc.	43	1,638
Heidrick & Struggles International, Inc.	104	1,587
American Woodmark Corp.*	56	1,558
Republic Airways Holdings, Inc.*	273	1,551
CAI International, Inc.*	70	1,537
Aceto Corp.	150	1,506
Capstone Turbine Corp.*,1	1,686	1,501
NCI Building Systems, Inc.*	106	1,473
KEYW Holding Corp.*	116	1,472
Consolidated Graphics, Inc.*	42	1,467
Echo Global Logistics, Inc.*	80	1,438
Lydall, Inc.*	100	1,434
Arkansas Best Corp.	149	1,423
FreightCar America, Inc.	63	1,412
Builders FirstSource, Inc.*	253	1,412
Alamo Group, Inc.	43	1,404

110 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
EnergySolutions, Inc.*	449	$1,401
Astronics Corp.*	60	1,373
Wesco Aircraft Holdings, Inc.*	103	1,361
Northwest Pipe Co.*	56	1,336
CDI Corp.	76	1,302
Michael Baker Corp.	51	1,271
CBIZ, Inc.*,1	211	1,247
Houston Wire & Cable Co.	101	1,239
Zipcar, Inc.*	150	1,236
Roadrunner Transportation Systems, Inc.*	68	1,234
Odyssey Marine Exploration, Inc.*	410	1,218
Insteel Industries, Inc.	97	1,211
Air Transport Services Group, Inc.*	296	1,187
Park-Ohio Holdings Corp.*	54	1,151
Commercial Vehicle Group, Inc.*	139	1,141
Ameresco, Inc. — Class A*	116	1,138
Kratos Defense & Security Solutions, Inc.*	226	1,137
RPX Corp.*	124	1,121
Orion Marine Group, Inc.*	153	1,118
Furmanite Corp.*	207	1,112
Swisher Hygiene, Inc.*	634	1,110
Pendrell Corp.*	873	1,109
SeaCube Container Leasing Ltd.	58	1,093
CRA International, Inc.*	55	1,087
Franklin Covey Co.*	83	1,071
PMFG, Inc.*	117	1,064
Dynamic Materials Corp.	75	1,043
Graham Corp.	53	1,034
Proto Labs, Inc.*	26	1,025
Argan, Inc.	56	1,008
Ampco-Pittsburgh Corp.	50	999
TMS International Corp. — Class A*	77	964
Flow International Corp.*	273	956
Sterling Construction Company, Inc.*	96	954
Patriot Transportation Holding, Inc.*	33	938
Pike Electric Corp.	97	926
LMI Aerospace, Inc.*	47	909
Miller Industries, Inc.	58	885
Schawk, Inc. — Class A	67	882
NN, Inc.*	94	861
Accuride Corp.*	268	860
Energy Recovery, Inc.*	252	857
Hudson Global, Inc.*	188	842
Cenveo, Inc.*	305	824
LSI Industries, Inc.	113	792
FuelCell Energy, Inc.*,1	859	788
Twin Disc, Inc.	45	784
Hurco Companies, Inc.*	34	782
Acorn Energy, Inc.	100	781
Pacer International, Inc.*	195	761
Met-Pro Corp.	78	756
Quality Distribution, Inc.*	124	744
Preformed Line Products Co.	12	713
WageWorks, Inc.*	40	712
Casella Waste Systems, Inc. — Class A*	162	710
Heritage-Crystal Clean, Inc.*	47	705
Hardinge, Inc.	70	696
Dolan Co.*	170	661
Universal Truckload Services, Inc.	36	657
Rand Logistics, Inc.*	100	650
Eastern Co.	40	633
Vicor Corp.*	114	618
Genco Shipping & Trading Ltd.*,1	175	611
Courier Corp.	55	605
American Superconductor Corp.*	216	566
Edgen Group, Inc. — Class A*	80	565
AT Cross Co. — Class A*	51	550
TRC Companies, Inc.*	91	530
API Technologies Corp.*	180	529
ARC Document Solutions, Inc.*	202	517
PGT, Inc.*	110	495
International Shipholding Corp.	29	478
Hill International, Inc.*	130	476
VSE Corp.	19	466
Intersections, Inc.	48	455
Metalico, Inc.*	226	443
Willis Lease Finance Corp.*	30	429
Coleman Cable, Inc.	46	426
CPI Aerostructures, Inc.*	40	400
CECO Environmental Corp.	40	398
BlueLinx Holdings, Inc.*	140	393
NL Industries, Inc.	34	389
Patrick Industries, Inc.*	20	311
Sypris Solutions, Inc.	60	238
Astronics Corp. — Class B*	9	195
Omega Flex, Inc.	15	185
Enphase Energy, Inc.*	50	183
SIFCO Industries, Inc.	10	158
Compx International, Inc.	4	56
Total Industrials		1,046,627
Consumer Discretionary - 10.2%
Warnaco Group, Inc.*	232	16,603
Brunswick Corp.	510	14,836
Domino’s Pizza, Inc.	323	14,066
Six Flags Entertainment Corp.	220	13,463
Dana Holding Corp.	837	13,066
Sotheby’s	388	13,044
Tenneco, Inc.*	345	12,113
Life Time Fitness, Inc.*	246	12,106
HSN, Inc.	210	11,567
Rent-A-Center, Inc.	335	11,511
Pool Corp.	271	11,469
Wolverine World Wide, Inc.	277	11,351
Pier 1 Imports, Inc.	549	10,979
Cabela’s, Inc.*	260	10,856
Vail Resorts, Inc.	200	10,818
Cheesecake Factory, Inc.	303	9,913
Steven Madden Ltd.*	225	9,511
Vitamin Shoppe, Inc.*	165	9,464
ANN, Inc.*	279	9,440
Ryland Group, Inc.	257	9,380

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Iconix Brand Group, Inc.*	404	$9,017
Coinstar, Inc.*,1	173	8,998
Men’s Wearhouse, Inc.	287	8,943
Cooper Tire & Rubber Co.	348	8,825
Select Comfort Corp.*	321	8,401
Lumber Liquidators Holdings, Inc.*	154	8,136
Group 1 Automotive, Inc.	128	7,935
MDC Holdings, Inc.	214	7,866
Buffalo Wild Wings, Inc.*	108	7,864
Hibbett Sports, Inc.*	149	7,852
Lions Gate Entertainment Corp.*	476	7,807
Express, Inc.*	511	7,711
Ryman Hospitality Properties	200	7,686
Fifth & Pacific Companies, Inc.*	615	7,657
Genesco, Inc.*	136	7,480
Crocs, Inc.*	513	7,382
Penske Automotive Group, Inc.	244	7,342
Live Nation Entertainment, Inc.*	788	7,336
Cracker Barrel Old Country Store, Inc.	112	7,196
Jack in the Box, Inc.*	248	7,093
Meredith Corp.[1]	205	7,063
Buckle, Inc.	158	7,053
Hillenbrand, Inc.	311	7,032
Arbitron, Inc.	147	6,862
KB Home[1]	432	6,826
Meritage Homes Corp.*	177	6,611
Jos. A. Bank Clothiers, Inc.*	155	6,600
Bob Evans Farms, Inc.	164	6,593
New York Times Co. — Class A*	772	6,585
Saks, Inc.*,1	620	6,516
Orient-Express Hotels Ltd. — Class A*	552	6,453
Monro Muffler Brake, Inc.	180	6,295
Marriott Vacations Worldwide Corp.*	150	6,251
Shutterfly, Inc.*	207	6,183
DineEquity, Inc.*	90	6,030
Texas Roadhouse, Inc. — Class A	357	5,998
Aeropostale, Inc.*	458	5,959
Helen of Troy Ltd.*	178	5,943
Children’s Place Retail Stores, Inc.*	133	5,891
Valassis Communications, Inc.[1]	226	5,826
Papa John’s International, Inc.*	103	5,659
Pinnacle Entertainment, Inc.*	356	5,636
Finish Line, Inc. — Class A	288	5,452
Regis Corp.	322	5,448
WMS Industries, Inc.*	310	5,426
Office Depot, Inc.*	1,607	5,271
Grand Canyon Education, Inc.*	222	5,211
Francesca’s Holdings Corp.*	198	5,140
Jones Group, Inc.	464	5,132
Matthews International Corp. — Class A	159	5,104
Ascent Capital Group, Inc. — Class A*	82	5,079
Asbury Automotive Group, Inc.*	157	5,029
Churchill Downs, Inc.	74	4,917
Sturm Ruger & Company, Inc.[1]	106	4,812
Standard Pacific Corp.*,1	654	4,807
Dorman Products, Inc.	136	4,806
Ameristar Casinos, Inc.	182	4,776
OfficeMax, Inc.	486	4,743
Sonic Automotive, Inc. — Class A	226	4,721
SHFL Entertainment, Inc.*	316	4,582
Lithia Motors, Inc. — Class A	121	4,528
Brown Shoe Company, Inc.	244	4,482
National CineMedia, Inc.	316	4,465
BJ’s Restaurants, Inc.*	135	4,442
Scholastic Corp.	147	4,345
International Speedway Corp. — Class A	156	4,309
American Axle & Manufacturing
Holdings, Inc.*	381	4,267
Cato Corp. — Class A	155	4,252
Steiner Leisure Ltd.*	88	4,241
Stage Stores, Inc.	171	4,237
La-Z-Boy, Inc.	296	4,188
Interval Leisure Group, Inc.	215	4,169
Belo Corp. — Class A	528	4,049
Hovnanian Enterprises, Inc. — Class A*,1	564	3,948
Strayer Education, Inc.	70	3,932
Skechers U.S.A., Inc. — Class A*	210	3,885
True Religion Apparel, Inc.	151	3,838
American Public Education, Inc.*	101	3,647
Sinclair Broadcast Group, Inc. — Class A	288	3,634
AFC Enterprises, Inc.*	139	3,632
Drew Industries, Inc.	110	3,548
Oxford Industries, Inc.	76	3,523
Ethan Allen Interiors, Inc.	137	3,522
Sonic Corp.*	338	3,519
CEC Entertainment, Inc.	105	3,485
Columbia Sportswear Co.	65	3,468
G-III Apparel Group Ltd.*	98	3,355
Stewart Enterprises, Inc. — Class A	425	3,247
Krispy Kreme Doughnuts, Inc.*	341	3,199
Smith & Wesson Holding Corp.*	372	3,140
Core-Mark Holding Company, Inc.	66	3,126
Quiksilver, Inc.*	734	3,120
M/I Homes, Inc.*	117	3,101
Movado Group, Inc.	101	3,099
American Greetings Corp. — Class A	182	3,074
K12, Inc.*	148	3,025
Pep Boys-Manny Moe & Jack	303	2,978
iRobot Corp.*	158	2,961
Blue Nile, Inc.*	76	2,926
Vera Bradley, Inc.*,1	115	2,887
Winnebago Industries, Inc.*	164	2,809
Ruby Tuesday, Inc.*	357	2,806
Red Robin Gourmet Burgers, Inc.*	79	2,788
Scientific Games Corp. — Class A*	320	2,774
Fred’s, Inc. — Class A	208	2,769
Denny’s Corp.*	548	2,674
Superior Industries International, Inc.	131	2,672
rue21, Inc.*	92	2,612
Conn’s, Inc.*	85	2,608
Standard Motor Products, Inc.	115	2,555
Arctic Cat, Inc.*	76	2,538

112 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Maidenform Brands, Inc.*	129	$2,514
Tumi Holdings, Inc.*	120	2,502
Zumiez, Inc.*	127	2,465
LeapFrog Enterprises, Inc. — Class A*	284	2,451
Barnes & Noble, Inc.*	157	2,369
Callaway Golf Co.	364	2,366
Beazer Homes USA, Inc.*	140	2,365
Hot Topic, Inc.	243	2,345
Multimedia Games Holding
Company, Inc.*	155	2,280
Libbey, Inc.*	116	2,245
Gentherm, Inc.*	164	2,181
Modine Manufacturing Co.*	265	2,154
Boyd Gaming Corp.*,1	310	2,058
Capella Education Co.*	71	2,004
Caribou Coffee Company, Inc.*	121	1,959
Biglari Holdings, Inc.*	5	1,950
EW Scripps Co. — Class A*	168	1,816
Cavco Industries, Inc.*	36	1,799
NACCO Industries, Inc. — Class A	29	1,760
Haverty Furniture Companies, Inc.	105	1,713
Shoe Carnival, Inc.	83	1,701
Digital Generation, Inc.*	156	1,694
Universal Electronics, Inc.*	86	1,665
America’s Car-Mart, Inc.*	41	1,661
MDC Partners, Inc. — Class A	147	1,661
Mattress Firm Holding Corp.*	65	1,594
JAKKS Pacific, Inc.	127	1,590
Destination Maternity Corp.	71	1,531
Harte-Hanks, Inc.	257	1,516
Exide Technologies*	442	1,512
Tuesday Morning Corp.*	241	1,506
Carmike Cinemas, Inc.*	100	1,500
Bravo Brio Restaurant Group, Inc.*	110	1,477
Perry Ellis International, Inc.	72	1,433
Caesars Entertainment Corp.*	207	1,432
Town Sports International Holdings, Inc.	134	1,427
Fiesta Restaurant Group, Inc.*	93	1,425
Marcus Corp.	114	1,422
Ruth’s Hospitality Group, Inc.*	195	1,418
Wet Seal, Inc. — Class A*	511	1,410
Fisher Communications, Inc.	52	1,403
Journal Communications, Inc. — Class A*	245	1,325
LIN TV Corp. — Class A*	176	1,325
NutriSystem, Inc.	161	1,319
PetMed Express, Inc.	117	1,299
Big 5 Sporting Goods Corp.	98	1,284
Central European Media
Enterprises Ltd. — Class A*	206	1,263
World Wrestling Entertainment,
Inc. — Class A	157	1,239
Universal Technical Institute, Inc.	123	1,235
Citi Trends, Inc.*	89	1,225
RadioShack Corp.[1]	560	1,187
CSS Industries, Inc.	53	1,160
Fuel Systems Solutions, Inc.*	78	1,147
Stein Mart, Inc.	152	1,146
Rentrak Corp.*	58	1,130
Zagg, Inc.*	149	1,097
Speedway Motorsports, Inc.	61	1,088
McClatchy Co. — Class A*	330	1,079
Corinthian Colleges, Inc.*	441	1,076
Carriage Services, Inc. — Class A	90	1,068
Unifi, Inc.*	82	1,066
MarineMax, Inc.*	118	1,055
Career Education Corp.*	290	1,021
Bridgepoint Education, Inc.*,1	99	1,020
Casual Male Retail Group, Inc.*	239	1,004
Entercom Communications Corp. —
Class A*	138	963
Black Diamond, Inc.*	117	959
Spartan Motors, Inc.	189	932
Body Central Corp.*	93	926
Daily Journal Corp.*	10	926
Cumulus Media, Inc. — Class A*	343	916
Bon-Ton Stores, Inc.	74	897
West Marine, Inc.*	83	892
Steinway Musical Instruments, Inc.*	42	888
Saga Communications, Inc. — Class A	19	884
Vitacost.com, Inc.*	130	881
Overstock.com, Inc.*	61	873
Hooker Furniture Corp.	60	872
Mac-Gray Corp.	69	866
Jamba, Inc.*	382	856
Blyth, Inc.	55	855
bebe stores, Inc.	205	818
Weyco Group, Inc.	35	818
Stoneridge, Inc.*	158	809
Kirkland’s, Inc.*	76	805
Federal-Mogul Corp.*	100	802
Luby’s, Inc.*	116	776
Culp, Inc.	50	751
Bluegreen Corp.*	80	750
ReachLocal, Inc.*	58	749
Bassett Furniture Industries, Inc.	60	748
Lincoln Educational Services Corp.	133	743
Skullcandy, Inc.*	93	724
Nexstar Broadcasting Group, Inc. —
Class A*	67	710
Global Sources Ltd.*	108	700
VOXX International Corp. — Class A*	102	686
Winmark Corp.	12	684
Gordmans Stores, Inc.*	45	676
Tilly’s, Inc. — Class A*	50	675
Nathan’s Famous, Inc.*	20	674
Morgans Hotel Group Co.*	121	670
Isle of Capri Casinos, Inc.*	119	666
Outdoor Channel Holdings, Inc.	87	661
Johnson Outdoors, Inc. — Class A*	33	657
Education Management Corp.*	150	657
hhgregg, Inc.*	93	653
Flexsteel Industries, Inc.	30	644

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RG Barry Corp.	45	$638
Delta Apparel, Inc.*	45	629
Systemax, Inc.	65	627
Sealy Corp.*	286	621
Cherokee, Inc.	43	590
Lifetime Brands, Inc.	55	584
Red Lion Hotels Corp.*	73	576
New York & Company, Inc.*	151	575
1-800-Flowers.com, Inc. — Class A*	151	554
MTR Gaming Group, Inc.*	130	542
Reading International, Inc. — Class A*	90	541
Ignite Restaurant Group, Inc.*	40	520
Monarch Casino & Resort, Inc.*	46	502
K-Swiss, Inc. — Class A*	148	497
Carrols Restaurant Group, Inc.*	83	496
Entravision Communications Corp. —
Class A	289	480
Premier Exhibitions, Inc.*	150	407
Einstein Noah Restaurant Group, Inc.	32	391
Martha Stewart Living Omnimedia —
Class A*	154	377
Geeknet, Inc.*	23	370
Crown Media Holdings, Inc. — Class A*	200	370
Frisch’s Restaurants, Inc.	20	370
Orbitz Worldwide, Inc.*	130	354
Salem Communications Corp. — Class A	60	328
Shiloh Industries, Inc.	31	319
Marine Products Corp.	55	315
Collectors Universe, Inc.	30	301
Tower International, Inc.*	30	242
National American University
Holdings, Inc.	58	223
CafePress, Inc.*	30	173
US Auto Parts Network, Inc.*	87	159
Perfumania Holdings, Inc.*	30	148
Beasley Broadcasting Group, Inc. —
Class A	30	147
Orchard Supply Hardware Stores
Corp. — Class A*	10	74
Value Line, Inc.	6	54
Total Consumer Discretionary		951,120
Health Care - 8.7%
Pharmacyclics, Inc.*	307	17,774
Cubist Pharmaceuticals, Inc.*	363	15,267
athenahealth, Inc.*	207	15,203
Alkermes plc*	689	12,760
HMS Holdings Corp.*	488	12,648
Seattle Genetics, Inc.*,1	542	12,574
Cepheid, Inc.*	369	12,476
Jazz Pharmaceuticals plc*	234	12,448
Centene Corp.*	289	11,849
WellCare Health Plans, Inc.*	242	11,783
Haemonetics Corp.*	288	11,761
HealthSouth Corp.*	544	11,484
Align Technology, Inc.*	407	11,294
STERIS Corp.	325	11,286
Arena Pharmaceuticals, Inc.*,1	1,209	10,905
West Pharmaceutical Services, Inc.	192	10,512
Owens & Minor, Inc.	355	10,120
PAREXEL International Corp.*	338	10,001
ViroPharma, Inc.*	398	9,058
PSS World Medical, Inc.*	286	8,260
Cyberonics, Inc.*	155	8,142
Questcor Pharmaceuticals, Inc.	303	8,096
Air Methods Corp.	219	8,079
Impax Laboratories, Inc.*	382	7,827
Theravance, Inc.*	340	7,572
Vivus, Inc.*	564	7,569
Magellan Health Services, Inc.*	154	7,546
Chemed Corp.	110	7,545
Medicines Co.*	308	7,383
MWI Veterinary Supply, Inc.*	67	7,370
Volcano Corp.*	300	7,083
HeartWare International, Inc.*	75	6,296
Immunogen, Inc.*,1	473	6,031
Neogen Corp.*	132	5,982
Masimo Corp.	284	5,967
Isis Pharmaceuticals, Inc.*	570	5,962
Insulet Corp.*	270	5,729
Acorda Therapeutics, Inc.*	230	5,718
PDL BioPharma, Inc.[1]	795	5,605
MedAssets, Inc.*	331	5,551
Amsurg Corp. — Class A*	182	5,462
Hanger, Inc.*	196	5,363
ArthroCare Corp.*	154	5,327
DexCom, Inc.*	389	5,294
Auxilium Pharmaceuticals, Inc.*	276	5,114
Alnylam Pharmaceuticals, Inc.*	265	4,836
Analogic Corp.	65	4,830
Medidata Solutions, Inc.*	123	4,820
Nektar Therapeutics*	648	4,802
Meridian Bioscience, Inc.	235	4,759
Sunrise Senior Living, Inc.*	328	4,717
Ironwood Pharmaceuticals, Inc. —
Class A*	423	4,691
Abaxis, Inc.	125	4,638
Molina Healthcare, Inc.*	171	4,627
Wright Medical Group, Inc.*	220	4,618
Dendreon Corp.*	870	4,594
Team Health Holdings, Inc.*	156	4,488
NPS Pharmaceuticals, Inc.*	490	4,459
ICU Medical, Inc.*	73	4,448
Emeritus Corp.*	179	4,425
Endologix, Inc.*	310	4,414
CONMED Corp.	156	4,360
Akorn, Inc.*	325	4,342
Integra LifeSciences Holdings Corp.*	111	4,326
Orthofix International N.V.*	109	4,287
Infinity Pharmaceuticals, Inc.*	119	4,165
Exelixis, Inc.*,1	910	4,159
Bio-Reference Labs, Inc.*	140	4,017

114 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Luminex Corp.*	239	$4,006
IPC The Hospitalist Company, Inc.*	97	3,852
Quality Systems, Inc.	221	3,837
Affymax, Inc.*	201	3,819
NuVasive, Inc.*	246	3,803
Conceptus, Inc.*	178	3,740
Spectrum Pharmaceuticals, Inc.[1]	332	3,715
Accretive Health, Inc.*	319	3,688
Exact Sciences Corp.*	347	3,675
Aegerion Pharmaceuticals, Inc.*	144	3,656
InterMune, Inc.*	370	3,585
Cantel Medical Corp.	117	3,478
Santarus, Inc.*	314	3,448
Halozyme Therapeutics, Inc.*	505	3,389
Merit Medical Systems, Inc.*	238	3,308
Kindred Healthcare, Inc.*	300	3,246
Momenta Pharmaceuticals, Inc.*	269	3,169
Greatbatch, Inc.*	135	3,137
NxStage Medical, Inc.*	278	3,128
Dynavax Technologies Corp.*	1,071	3,063
Quidel Corp.*	164	3,062
Landauer, Inc.	50	3,061
Sequenom, Inc.*,1	647	3,054
Acadia Healthcare Company, Inc.*	130	3,033
Capital Senior Living Corp.*	159	2,972
Invacare Corp.	182	2,967
Spectranetics Corp.*	198	2,924
Computer Programs & Systems, Inc.	58	2,920
Opko Health, Inc.*,1	604	2,905
Rigel Pharmaceuticals, Inc.*	441	2,867
Neurocrine Biosciences, Inc.*	378	2,827
Omnicell, Inc.*	190	2,825
Synageva BioPharma Corp.*	60	2,777
BioScrip, Inc.*	248	2,671
MAKO Surgical Corp.*	206	2,651
Lexicon Pharmaceuticals, Inc.*	1,188	2,637
National Healthcare Corp.	56	2,633
Achillion Pharmaceuticals, Inc.*	328	2,631
AMN Healthcare Services, Inc.*	227	2,622
Ensign Group, Inc.	96	2,610
HealthStream, Inc.*	107	2,601
Genomic Health, Inc.*	95	2,590
Accuray, Inc.*	401	2,578
ABIOMED, Inc.*	188	2,530
Optimer Pharmaceuticals, Inc.*	263	2,380
PharMerica Corp.*	166	2,364
MAP Pharmaceuticals, Inc.*	148	2,325
ExamWorks Group, Inc.*	164	2,294
Emergent Biosolutions, Inc.*	142	2,278
Hi-Tech Pharmacal Company, Inc.	65	2,274
Celldex Therapeutics, Inc.*	329	2,208
Idenix Pharmaceuticals, Inc.*	454	2,202
OraSure Technologies, Inc.*	302	2,168
Vanguard Health Systems, Inc.*	177	2,168
Symmetry Medical, Inc.*	206	2,167
Antares Pharma, Inc.*	560	2,134
Ligand Pharmaceuticals, Inc. — Class B*	102	2,115
Healthways, Inc.*	192	2,054
Triple-S Management Corp. — Class B*	110	2,032
AVANIR Pharmaceuticals, Inc. —
Class A*,1	770	2,025
LHC Group, Inc.*	94	2,002
Dyax Corp.*	563	1,959
Cambrex Corp.*	172	1,957
Depomed, Inc.*	315	1,950
Synta Pharmaceuticals Corp.*,1	210	1,894
Array BioPharma, Inc.*	508	1,890
Amedisys, Inc.*	166	1,871
Natus Medical, Inc.*	166	1,856
Universal American Corp.	216	1,855
Select Medical Holdings Corp.	195	1,839
Orexigen Therapeutics, Inc.*	345	1,818
Pacira Pharmaceuticals, Inc.*	103	1,799
Sangamo Biosciences, Inc.*	297	1,785
Gentiva Health Services, Inc.*	177	1,779
AVEO Pharmaceuticals, Inc.*	216	1,739
Fluidigm Corp.*	121	1,732
XenoPort, Inc.*	222	1,725
AMAG Pharmaceuticals, Inc.*	117	1,721
US Physical Therapy, Inc.	62	1,707
Cadence Pharmaceuticals, Inc.*	345	1,653
Raptor Pharmaceutical Corp.*	279	1,632
SurModics, Inc.*	71	1,588
ZIOPHARM Oncology, Inc.*	381	1,585
Curis, Inc.*	451	1,547
Navidea Biopharmaceuticals, Inc.*,1	546	1,545
AngioDynamics, Inc.*	140	1,539
Astex Pharmaceuticals*	527	1,534
Vascular Solutions, Inc.*	96	1,517
Tornier N.V.*	89	1,494
Endocyte, Inc.*	165	1,482
Obagi Medical Products, Inc.*	109	1,481
MannKind Corp.*	635	1,467
Young Innovations, Inc.	36	1,419
Repros Therapeutics, Inc.*	90	1,418
SciClone Pharmaceuticals, Inc.*	320	1,379
Corvel Corp.*	30	1,345
RTI Biologics, Inc.*	313	1,337
Providence Service Corp.*	76	1,291
Staar Surgical Co.*	208	1,269
Affymetrix, Inc.*,1	400	1,268
Vical, Inc.*	431	1,254
Clovis Oncology, Inc.*	78	1,248
Novavax, Inc.*	654	1,236
Cynosure, Inc. — Class A*	51	1,230
Five Star Quality Care, Inc.*	245	1,227
Synergy Pharmaceuticals, Inc.*	230	1,210
Cardiovascular Systems, Inc.*	95	1,192
OncoGenex Pharmaceutical, Inc.*	83	1,089
Immunomedics, Inc.*	371	1,083
Repligen Corp.*	170	1,069
Keryx Biopharmaceuticals, Inc.*,1	407	1,066

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Assisted Living Concepts, Inc. — Class A	109	$1,063
Palomar Medical Technologies, Inc.*	115	1,059
Geron Corp.*	748	1,055
Threshold Pharmaceuticals, Inc.*	250	1,053
Enzon Pharmaceuticals, Inc.	237	1,050
Unilife Corp.*,1	454	1,031
PhotoMedex, Inc.*	70	1,016
Solta Medical, Inc.*	378	1,009
XOMA Corp.*	420	1,006
Vocera Communications, Inc.*	40	1,004
Almost Family, Inc.	49	993
Cerus Corp.*	312	986
Atrion Corp.	5	980
National Research Corp.	18	976
CryoLife, Inc.	152	947
NewLink Genetics Corp.*	74	925
Arqule, Inc.*	331	923
Rockwell Medical Technologies, Inc.*	114	918
Sagent Pharmaceuticals, Inc.*	57	917
Epocrates, Inc.*	102	900
Osiris Therapeutics, Inc.*	97	871
Cytori Therapeutics, Inc.*	307	866
Exactech, Inc.*	50	848
Merge Healthcare, Inc.*	333	823
Omeros Corp.*	150	779
Pozen, Inc.*	150	752
Furiex Pharmaceuticals, Inc.*	39	751
Cross Country Healthcare, Inc.*	154	739
Utah Medical Products, Inc.	20	721
Anika Therapeutics, Inc.*	70	696
Chindex International, Inc.*	65	683
Skilled Healthcare Group, Inc. — Class A*	106	675
Trius Therapeutics, Inc.*	141	674
Targacept, Inc.*	152	666
Hansen Medical, Inc.*,1	312	649
Sunesis Pharmaceuticals, Inc.*	153	643
GTx, Inc.*	151	634
Greenway Medical Technologies*	41	630
Oncothyreon, Inc.*	324	622
Rochester Medical Corp.*	60	605
Harvard Bioscience, Inc.*	136	596
Pain Therapeutics, Inc.	219	593
Vanda Pharmaceuticals, Inc.*	157	581
Agenus, Inc.*	140	574
AtriCure, Inc.*	82	566
Derma Sciences, Inc.*	50	556
Merrimack Pharmaceuticals, Inc.*	90	548
Biotime, Inc.*	174	546
SIGA Technologies, Inc.*,1	203	532
Discovery Laboratories, Inc.*	250	528
BioDelivery Sciences International, Inc.*	120	517
Ampio Pharmaceuticals, Inc.*	144	517
Alphatec Holdings, Inc.*	311	513
Progenics Pharmaceuticals, Inc.*	167	498
Biospecifics Technologies Corp.*	32	478
Lannett Company, Inc.*	94	466
ImmunoCellular Therapeutics Ltd.*	240	461
PDI, Inc.*	60	456
Amicus Therapeutics, Inc.*	169	453
Coronado Biosciences, Inc.*	100	451
Anacor Pharmaceuticals, Inc.*	86	447
Zeltiq Aesthetics, Inc.*	95	440
EnteroMedics, Inc.*	150	420
Corcept Therapeutics, Inc.*	283	405
BioCryst Pharmaceuticals, Inc.*	274	389
Maxygen, Inc.	155	381
Pernix Therapeutics Holdings*	49	380
ChemoCentryx, Inc.*	33	361
Pacific Biosciences of California, Inc.*	212	360
Zogenix, Inc.*	264	351
Codexis, Inc.*	147	325
Transcept Pharmaceuticals, Inc.*	68	303
Horizon Pharma, Inc.*	128	298
Cumberland Pharmaceuticals, Inc.*	70	294
Verastem, Inc.*	33	290
Sucampo Pharmaceuticals, Inc. —
Class A*	57	279
Cornerstone Therapeutics, Inc.*	50	237
Acura Pharmaceuticals, Inc.*	70	155
Ventrus Biosciences, Inc.*	70	151
BG Medicine, Inc.*	63	146
Supernus Pharmaceuticals, Inc.*	20	143
Cempra, Inc.*	22	141
Total Health Care		809,612
Energy - 4.4%
Dril-Quip, Inc.*	223	16,290
Oasis Petroleum, Inc.*	455	14,468
Energy XXI Bermuda Ltd.	443	14,259
Rosetta Resources, Inc.*	295	13,381
Kodiak Oil & Gas Corp.*	1,489	13,178
Helix Energy Solutions Group, Inc.*	593	12,240
Gulfport Energy Corp.*	314	12,001
Bristow Group, Inc.	204	10,947
Lufkin Industries, Inc.	187	10,870
Berry Petroleum Co. — Class A	296	9,931
SemGroup Corp. — Class A*	241	9,417
Western Refining, Inc.	329	9,274
McMoRan Exploration Co.*	570	9,149
Arch Coal, Inc.	1,200	8,784
Targa Resources Corp.	165	8,719
Exterran Holdings, Inc.*	364	7,979
Hornbeck Offshore Services, Inc.*	198	6,799
Cloud Peak Energy, Inc.*	342	6,611
Geospace Technologies Corp.*	72	6,399
Northern Oil and Gas, Inc.*	357	6,005
Key Energy Services, Inc.*	859	5,970
Stone Energy Corp.*	280	5,746
PDC Energy, Inc.*	169	5,612
Hercules Offshore, Inc.*	896	5,538
C&J Energy Services, Inc.*	251	5,381
Gulfmark Offshore, Inc. — Class A	152	5,236
ION Geophysical Corp.*	750	4,883
Bill Barrett Corp.*	271	4,821

116 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
CVR Energy, Inc.*	98	$4,781
Carrizo Oil & Gas, Inc.*	226	4,728
Clean Energy Fuels Corp.*,1	373	4,644
Ship Finance International Ltd.	273	4,540
Forest Oil Corp.*	670	4,482
Halcon Resources Corp.*	633	4,380
Approach Resources, Inc.*	175	4,377
Comstock Resources, Inc.*	273	4,130
Newpark Resources, Inc.*	510	4,004
Swift Energy Co.*	241	3,709
EPL Oil & Gas, Inc.*	157	3,540
Rentech, Inc.	1,295	3,406
Crosstex Energy, Inc.	235	3,370
TETRA Technologies, Inc.*	440	3,340
Magnum Hunter Resources Corp.*	833	3,324
Contango Oil & Gas Co.	77	3,262
Rex Energy Corp.*	249	3,242
W&T Offshore, Inc.	201	3,222
Forum Energy Technologies, Inc.*	130	3,218
Parker Drilling Co.*	662	3,045
Heckmann Corp.*,1	754	3,039
Vaalco Energy, Inc.*	324	2,803
Nordic American Tankers Ltd.	300	2,625
PHI, Inc.*	77	2,579
Pioneer Energy Services Corp.*	354	2,570
Delek US Holdings, Inc.	95	2,405
Resolute Energy Corp.*	271	2,203
Basic Energy Services, Inc.*	178	2,031
Gulf Island Fabrication, Inc.	83	1,994
Vantage Drilling Co.*	1,086	1,987
Tesco Corp.*	173	1,970
Harvest Natural Resources, Inc.*	212	1,923
Quicksilver Resources, Inc.*	660	1,888
BPZ Resources, Inc.*	592	1,865
Matrix Service Co.*	146	1,679
GasLog Ltd.	130	1,616
PetroQuest Energy, Inc.*	324	1,604
Scorpio Tankers, Inc.*	214	1,522
Triangle Petroleum Corp.*	253	1,515
Solazyme, Inc.*	187	1,470
RigNet, Inc.*	71	1,451
Bonanza Creek Energy, Inc.*	52	1,445
Goodrich Petroleum Corp.*	146	1,361
Endeavour International Corp.*	262	1,357
Clayton Williams Energy, Inc.*	31	1,240
Dawson Geophysical Co.*	47	1,240
FX Energy, Inc.*	301	1,237
Penn Virginia Corp.	277	1,222
Uranium Energy Corp.*	475	1,216
Sanchez Energy Corp.*	66	1,188
Synergy Resources Corp.*	220	1,186
Willbros Group, Inc.*	220	1,179
Warren Resources, Inc.*	404	1,135
Green Plains Renewable Energy, Inc.*	142	1,123
Natural Gas Services Group, Inc.*	65	1,067
Callon Petroleum Co.*	220	1,034
Teekay Tankers Ltd. — Class A	353	1,024
Abraxas Petroleum Corp.*	464	1,016
Panhandle Oil and Gas, Inc. — Class A	35	988
KiOR, Inc. — Class A*	151	968
Midstates Petroleum Company, Inc.*	140	965
Cal Dive International, Inc.*	547	946
Frontline Ltd.*	289	942
Alon USA Energy, Inc.	51	923
Mitcham Industries, Inc.*	67	913
Evolution Petroleum Corp.*	97	789
Knightsbridge Tankers Ltd.	142	746
Bolt Technology Corp.	50	714
Miller Energy Resources, Inc.*	175	693
Matador Resources Co.*	82	672
Apco Oil and Gas International, Inc.	54	665
TGC Industries, Inc.	80	655
Westmoreland Coal Co.*	66	616
REX American Resources Corp.*	30	579
Amyris, Inc.*,1	173	540
Isramco, Inc.*	5	520
Uranerz Energy Corp.*	372	517
Global Geophysical Services, Inc.*	105	404
Gastar Exploration Ltd.*	334	404
Saratoga Resources, Inc.*	110	389
Adams Resources & Energy, Inc.	10	351
Crimson Exploration, Inc.*	122	334
Hallador Energy Co.	37	306
ZaZa Energy Corp.*	140	287
Renewable Energy Group, Inc.*	45	264
Gevo, Inc.*	150	231
Emerald Oil, Inc.*	42	220
Forbes Energy Services Ltd.*	80	202
Ceres, Inc.*	32	145
Total Energy		407,529
Materials - 3.8%
Eagle Materials, Inc.	273	15,971
Louisiana-Pacific Corp.*	773	14,934
Coeur d’Alene Mines Corp.*	514	12,644
Chemtura Corp.*	554	11,779
PolyOne Corp.	503	10,272
Sensient Technologies Corp.	283	10,063
HB Fuller Co.	286	9,959
Olin Corp.	457	9,866
Hecla Mining Co.	1,617	9,427
Stillwater Mining Co.*	659	8,422
Minerals Technologies, Inc.	202	8,064
Georgia Gulf Corp.	192	7,926
Worthington Industries, Inc.	296	7,693
Schweitzer-Mauduit International, Inc.	174	6,792
Kaiser Aluminum Corp.	105	6,478
Buckeye Technologies, Inc.	225	6,460
Texas Industries, Inc.*	124	6,325
SunCoke Energy, Inc.*	400	6,236
Graphic Packaging Holding Co.*	944	6,097
Resolute Forest Products*	460	6,090
Balchem Corp.	161	5,860
Innophos Holdings, Inc.	120	5,580

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
KapStone Paper and Packaging Corp.	230	$5,104
Clearwater Paper Corp.*	129	5,052
American Vanguard Corp.	162	5,033
Stepan Co.	88	4,888
A. Schulman, Inc.	166	4,802
Globe Specialty Metals, Inc.	345	4,744
McEwen Mining, Inc.*,1	1,226	4,695
RTI International Metals, Inc.*	168	4,630
Calgon Carbon Corp.*	324	4,594
Innospec, Inc.	132	4,553
Boise, Inc.	570	4,532
Koppers Holdings, Inc.	116	4,425
Kraton Performance Polymers, Inc.*	183	4,397
AMCOL International Corp.	143	4,387
PH Glatfelter Co.	246	4,300
Schnitzer Steel Industries, Inc. — Class A	140	4,246
OM Group, Inc.*	185	4,107
Deltic Timber Corp.	58	4,096
Quaker Chemical Corp.	76	4,093
Haynes International, Inc.	74	3,838
LSB Industries, Inc.*	102	3,613
Flotek Industries, Inc.*	279	3,404
Materion Corp.	118	3,042
Headwaters, Inc.*	343	2,936
Myers Industries, Inc.	193	2,924
AK Steel Holding Corp.	630	2,898
Tredegar Corp.	134	2,736
Golden Star Resources Ltd.*	1,468	2,701
Gold Resource Corp.	174	2,681
Neenah Paper, Inc.	94	2,676
Century Aluminum Co.*	295	2,584
Horsehead Holding Corp.*	245	2,501
Wausau Paper Corp.	253	2,191
Ferro Corp.*	493	2,061
Hawkins, Inc.	48	1,855
OMNOVA Solutions, Inc.*	262	1,837
Zep, Inc.	122	1,762
Paramount Gold and Silver Corp.*	736	1,708
Spartech Corp.*	179	1,624
General Moly, Inc.*	383	1,536
AM Castle & Co.*	96	1,418
Landec Corp.*	143	1,357
Universal Stainless & Alloy*	36	1,324
AEP Industries, Inc.*	22	1,303
FutureFuel Corp.	105	1,243
Zoltek Companies, Inc.*	155	1,201
Noranda Aluminum Holding Corp.	191	1,167
Metals USA Holdings Corp.	61	1,067
Olympic Steel, Inc.	48	1,063
US Silica Holdings, Inc.	62	1,037
Midway Gold Corp.*	722	1,004
Gold Reserve, Inc. — Class A*	300	993
Arabian American Development Co.*	110	914
Vista Gold Corp.*	327	883
ADA-ES, Inc.*	50	844
Golden Minerals Co.*	176	808
KMG Chemicals, Inc.	41	720
Chase Corp.	32	595
UFP Technologies, Inc.*	30	538
US Antimony Corp.*	300	528
United States Lime & Minerals, Inc.*	9	424
Handy & Harman Ltd.*	28	422
Revett Minerals, Inc.*	147	415
GSE Holding, Inc.*	42	260
Total Materials		354,252
Consumer Staples - 2.6%
United Natural Foods, Inc.*	273	14,631
Casey’s General Stores, Inc.	215	11,416
Hain Celestial Group, Inc.*	209	11,333
Darling International, Inc.*	668	10,715
TreeHouse Foods, Inc.*	199	10,374
Harris Teeter Supermarkets, Inc.	252	9,717
B&G Foods, Inc.	296	8,380
PriceSmart, Inc.	99	7,628
Lancaster Colony Corp.	107	7,403
Elizabeth Arden, Inc.*	148	6,660
Universal Corp.	133	6,638
Snyders-Lance, Inc.	253	6,100
Sanderson Farms, Inc.	126	5,991
Prestige Brands Holdings, Inc.*	289	5,789
Fresh Del Monte Produce, Inc.	215	5,665
Spectrum Brands Holdings, Inc.	126	5,661
J&J Snack Foods Corp.	88	5,627
Boston Beer Company, Inc. — Class A*	41	5,513
Post Holdings, Inc.*	160	5,480
Rite Aid Corp.*	3,732	5,076
Vector Group Ltd.	311	4,625
Andersons, Inc.	106	4,547
WD-40 Co.	91	4,287
Boulder Brands, Inc.*	329	4,244
Tootsie Roll Industries, Inc.	135	3,499
Cal-Maine Foods, Inc.	85	3,419
SUPERVALU, Inc.[1]	1,200	2,964
Pilgrim’s Pride Corp.*	339	2,458
Dole Food Company, Inc.*	207	2,374
Weis Markets, Inc.	58	2,272
Central Garden and Pet Co. — Class A*	214	2,236
Star Scientific, Inc.*,1	828	2,219
Susser Holdings Corp.*	64	2,207
Medifast, Inc.*	83	2,190
Chiquita Brands International, Inc.*	260	2,145
Coca-Cola Bottling Company Consolidated	31	2,062
Spartan Stores, Inc.	123	1,889
Inter Parfums, Inc.	95	1,849
Calavo Growers, Inc.	72	1,815
Alliance One International, Inc.*	494	1,798
Harbinger Group, Inc.*	230	1,769
Diamond Foods, Inc.	123	1,681
Pantry, Inc.*	133	1,613
Nash Finch Co.	73	1,553
Village Super Market, Inc. — Class A	44	1,446

118 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Seneca Foods Corp. — Class A*	47	$1,429
Ingles Markets, Inc. — Class A	75	1,295
USANA Health Sciences, Inc.*	31	1,021
Chefs’ Warehouse, Inc.*	64	1,012
Annie’s, Inc.*	30	1,003
Nature’s Sunshine Products, Inc.	66	956
Limoneira Co.	49	950
John B Sanfilippo & Son, Inc.	50	909
Revlon, Inc. — Class A*	62	899
National Beverage Corp.	60	875
Central European Distribution Corp.*,1	378	820
Female Health Co.	110	790
Nutraceutical International Corp.	46	761
Oil-Dri Corporation of America	27	745
Alico, Inc.	19	696
Omega Protein Corp.*	111	679
Orchids Paper Products Co.	30	607
Farmer Bros Co.*	36	519
Griffin Land & Nurseries, Inc.	19	513
Roundy’s, Inc.[1]	111	494
Westway Group, Inc.*	70	467
Synutra International, Inc.*	100	463
Inventure Foods, Inc.*	70	454
Craft Brew Alliance, Inc.*	63	408
Arden Group, Inc. — Class A	4	360
Lifeway Foods, Inc.	23	201
Total Consumer Staples		238,284
Utilities - 2.4%
Cleco Corp.	342	13,683
Piedmont Natural Gas Company, Inc.	404	12,650
IDACORP, Inc.	279	12,095
Portland General Electric Co.	432	11,820
WGL Holdings, Inc.	291	11,405
Southwest Gas Corp.	259	10,984
UIL Holdings Corp.	286	10,242
UNS Energy Corp.	226	9,587
PNM Resources, Inc.	451	9,250
New Jersey Resources Corp.	233	9,231
Black Hills Corp.	249	9,048
South Jersey Industries, Inc.	173	8,707
ALLETE, Inc.	211	8,647
Avista Corp.	329	7,932
El Paso Electric Co.	231	7,371
Atlantic Power Corp.	640	7,315
NorthWestern Corp.	201	6,981
Northwest Natural Gas Co.	156	6,895
MGE Energy, Inc.	132	6,725
CH Energy Group, Inc.	89	5,805
Otter Tail Corp.	204	5,100
American States Water Co.	104	4,989
Empire District Electric Co.	235	4,789
Laclede Group, Inc.	124	4,788
California Water Service Group	239	4,386
Chesapeake Utilities Corp.	51	2,315
SJW Corp.	84	2,234
Ormat Technologies, Inc.	99	1,909
Unitil Corp.	73	1,892
Middlesex Water Co.	93	1,819
Connecticut Water Service, Inc.	46	1,370
York Water Co.	68	1,195
Artesian Resources Corp. — Class A	39	875
Delta Natural Gas Company, Inc.	40	782
Consolidated Water Company Ltd.	84	622
Cadiz, Inc.*	73	578
Genie Energy Ltd. — Class B	80	568
American DG Energy, Inc.*	140	323
Total Utilities		226,907
Telecommunication Services - 0.5%
Cogent Communications Group, Inc.	270	6,112
Cincinnati Bell, Inc.*	1,112	6,093
Consolidated Communications
Holdings, Inc.	230	3,662
8x8, Inc.*	398	2,941
Premiere Global Services, Inc.*	284	2,778
Vonage Holdings Corp.*	902	2,138
Shenandoah Telecommunications Co.	136	2,082
Leap Wireless International, Inc.*	304	2,022
General Communication, Inc. — Class A*	204	1,956
Iridium Communications, Inc.*	280	1,887
Atlantic Tele-Network, Inc.	48	1,762
magicJack VocalTec Ltd.*	90	1,639
USA Mobility, Inc.	127	1,483
Cbeyond, Inc.*	153	1,383
Hawaiian Telcom Holdco, Inc.*	60	1,170
NTELOS Holdings Corp.	88	1,154
inContact, Inc.*	187	969
Fairpoint Communications, Inc.*	119	945
Lumos Networks Corp.	88	882
Towerstream Corp.*,1	267	868
ORBCOMM, Inc.*	202	792
IDT Corp. — Class B	82	782
HickoryTech Corp.	79	769
Primus Telecommunications Group, Inc.	70	761
Boingo Wireless, Inc.*	91	687
Neutral Tandem, Inc.	158	406
Total Telecommunication Services		48,123
Total Common Stocks
(Cost $5,648,630)		6,706,956
WARRANTS†† - 0.0%
Magnum Hunter Resources Corp.
$10.50, 08/16/13*	13	—
Total Warrants
(Cost $–)		—
CLOSED-END FUNDS† - 0.0%
Firsthand Technology Value Fund, Inc.*	50	872
Total Closed-End Funds
(Cost $894)		872

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,2 - 60.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	$2,391,997	$2,391,997
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,086,505	1,086,505
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,086,505	1,086,505
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,086,505	1,086,505
Total Repurchase Agreements
(Cost $5,651,512)		5,651,512

SECURITIES LENDING COLLATERAL††,4 - 0.9%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	52,579	52,579
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	33,371	33,371
Total Securities Lending Collateral
(Cost $85,950)		85,950
Total Investments - 133.5%
(Cost $11,386,986)		$12,445,290
Other Assets & Liabilities, net - (33.5)%		(3,125,320)
Total Net Assets - 100.0%		$9,319,970

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,946,720)	23	$6,439

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2013 Russell 2000 Index Swap,
Terminating 01/31/13[5]
(Notional Value $2,296,158)	2,703	$46,729
Goldman Sachs International
January 2013 Russell 2000 Index Swap,
Terminating 01/23/13[5]
(Notional Value $2,090,972)	2,462	31,737
Credit Suisse Capital, LLC
January 2013 Russell 2000 Index Swap,
Terminating 01/31/13[5]
(Notional Value $1,117,187)	1,315	22,709
(Total Notional Value
$5,504,317)		$101,175

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

120 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

russell 2000® 1.5x strategy fund

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $84,728 of securities loaned
(cost $5,649,524)	$6,707,828
Repurchase agreements, at value
(cost $5,737,462)	5,737,462
Total investments
(cost $11,386,986)	12,445,290
Foreign currency, at value
(cost $62)	62
Segregated cash with broker	694,000
Unrealized appreciation on swap agreements	101,175
Receivable for swap settlement	90,246
Cash	2,215
Receivables:
Fund shares sold	226,837
Variation margin	34,371
Securities sold	24,573
Dividends	7,257
Interest	283
Total assets	13,626,309
Liabilities:
Payable for:
Fund shares redeemed	4,184,154
Payable upon return of securities loaned	85,950
Management fees	7,931
Transfer agent and administrative fees	2,203
Investor service fees	2,203
Portfolio accounting fees	881
Miscellaneous	23,017
Total liabilities	4,306,339
Net assets	$9,319,970
Net assets consist of:
Paid in capital	$17,568,893
Undistributed net investment income	387
Accumulated net realized loss on investments	(9,415,228)
Net unrealized appreciation on investments	1,165,918
Net assets	$9,319,970
Capital shares outstanding	285,495
Net asset value per share	$32.64

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $124)	$137,448
Interest	4,309
Income from securities lending, net	565
Total investment income	142,322

Expenses:
Management fees	100,259
Transfer agent and administrative fees	27,850
Investor service fees	27,850
Portfolio accounting fees	11,140
Professional fees	10,226
Custodian fees	2,217
Trustees’ fees*	1,069
Miscellaneous	20,887
Total expenses	201,498
Net investment loss	(59,176)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(321,046)
Swap agreements	551,758
Futures contracts	129,531
Foreign currency	(3)
Net realized gain	360,240
Net change in unrealized appreciation (depreciation) on:
Investments	958,398
Swap agreements	174,097
Futures contracts	2,303

Net change in unrealized appreciation (depreciation)	1,134,798
Net realized and unrealized gain	1,495,038
Net increase in net assets resulting from operations	$1,435,862

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 121

russell 2000® 1.5x strategy fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(59,176)	$(194,511)
Net realized gain (loss) on investments	360,240	(1,405,717)
Net change in unrealized appreciation (depreciation) on investments	1,134,798	(856,858)
Net increase (decrease) in net assets resulting from operations	1,435,862	(2,457,086)

Capital share transactions:
Proceeds from sale of shares	82,816,129	123,646,020
Cost of shares redeemed	(85,953,713)	(127,453,330)
Net decrease from capital share transactions	(3,137,584)	(3,807,310)
Net decrease in net assets	(1,701,722)	(6,264,396)

Net assets:
Beginning of year	11,021,692	17,286,088
End of year	$9,319,970	$11,021,692
Undistributed/(Accumulated) net investment income/(loss) at end of year	$387	$(496)

Capital share activity:
Shares sold	2,721,601	4,208,817
Shares redeemed	(2,848,206)	(4,364,441)
Net decrease in shares	(126,605)	(155,624)

122 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

russell 2000® 1.5x strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$26.75	$30.45	$22.08	$16.57	$34.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.45)	(.27)	(.14)	.01
Net gain (loss) on investments (realized and unrealized)	6.05	(3.25)	8.64	5.65	(17.58)
Total from investment operations	5.89	(3.70)	8.37	5.51	(17.57)
Less distributions from:
Net investment income	—	—	—	—	(.06)
Total distributions	—	—	—	—	(.06)
Net asset value, end of period	$32.64	$26.75	$30.45	$22.08	$16.57

Total Return[b]	22.10%	(12.18%)	37.85%	33.31%	(51.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,320	$11,022	$17,286	$10,587	$13,978
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(1.49%)	(1.11%)	(0.83%)	0.05%
Total expenses	1.81%	1.81%	1.74%	1.74%	1.68%
Portfolio turnover rate	361%	65%	249%	376%	490%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 123

performance report and FUND PROFILE (Unaudited)	December 31, 2012

INVERSE RUSSELL 2000® STRATEGY Fund

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -18.15% while the Russell 2000 Index returned 16.35% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Consumer Discretionary. Energy was the only sector that detracted from performance for the year.

Pharmacyclics, Inc., Ocwen Financial Corp. and 3D Systems Corp. were the largest contributors to performance of the underlying index for the year. Key Energy Services, Inc., Knight Capital Group, Inc. and Bill Barrett Corp. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

124 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
Inverse Russell 2000® Strategy Fund	-18.15%	-14.45%	-11.33%
Russell 2000 Index	16.35%	3.56%	6.21%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	December 31, 2012
inverse russell 2000® strategy fund

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 32.0%
Federal Home Loan Bank[1]
0.00% due 01/14/13	$600,000	$599,999
Farmer Mac[1]
0.03% due 01/18/13	600,000	599,992
Total Federal Agency Discount Notes
(Cost $1,199,991)		1,199,991

REPURCHASE AGREEMENTS††,2 - 70.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	915,883	915,883
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	575,275	575,275
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	575,275	575,275
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	575,275	575,275
Total Repurchase Agreements
(Cost $2,641,708)		2,641,708
Total Investments - 102.6%
(Cost $3,841,699)		$3,841,699
Other Assets & Liabilities, net - (2.6)%		(95,563)
Total Net Assets - 100.0%		$3,746,136

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,184,960)	14	$(3,275)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
January 2013 Russell 2000 Index Swap,
Terminating 01/31/13[4]
(Notional Value $286,680)	338	$(5,825)
Credit Suisse Capital, LLC
January 2013 Russell 2000 Index Swap,
Terminating 01/31/13[4]
(Notional Value $617,216)	727	(12,546)
Goldman Sachs International
January 2013 Russell 2000 Index Swap,
Terminating 01/23/13[4]
(Notional Value $1,691,274)	1,991	(23,411)
(Total Notional Value
$2,595,170)		$(41,782)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.
[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

126 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

inverse russell 2000® strategy fund

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $1,199,991)	$1,199,991
Repurchase agreements, at value
(cost $2,641,708)	2,641,708
Total investments
(cost $3,841,699)	3,841,699
Segregated cash with broker	112,000
Receivables:
Fund shares sold	2,863
Interest	9
Total assets	3,956,571
Liabilities:
Unrealized depreciation on swap agreements	41,782
Payable for:
Fund shares redeemed	119,512
Variation margin	36,595
Management fees	2,418
Swap settlement	1,420
Transfer agent and administrative fees	672
Investor service fees	672
Portfolio accounting fees	269
Miscellaneous	7,095
Total liabilities	210,435
Net assets	$3,746,136
Net assets consist of:
Paid in capital	$19,797,485
Undistributed net investment income	—
Accumulated net realized loss on investments	(16,006,292)
Net unrealized depreciation on investments	(45,057)
Net assets	$3,746,136
Capital shares outstanding	238,785
Net asset value per share	$15.69

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$4,372
Total investment income	4,372
Expenses:
Management fees	35,897
Transfer agent and administrative fees	9,971
Investor service fees	9,971
Portfolio accounting fees	3,988
Licensing fees	6,045
Professional fees	3,813
Custodian fees	784
Trustees’ fees*	526
Miscellaneous	3,805
Total expenses	74,800
Net investment loss	(70,428)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4
Swap agreements	(810,647)
Futures contracts	(171,599)
Net realized loss	(982,242)
Net change in unrealized appreciation (depreciation) on:
Investments	(33)
Swap agreements	(61,921)
Futures contracts	(6,946)
Net change in unrealized appreciation (depreciation)	(68,900)
Net realized and unrealized loss	(1,051,142)
Net decrease in net assets resulting from operations	$(1,121,570)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 127

inverse russell 2000® strategy fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(70,428)	$(118,485)
Net realized loss on investments	(982,242)	(78,801)
Net change in unrealized appreciation (depreciation) on investments	(68,900)	(3,521)
Net decrease in net assets resulting from operations	(1,121,570)	(200,807)

Capital share transactions:
Proceeds from sale of shares	114,252,491	183,878,531
Cost of shares redeemed	(114,219,887)	(184,489,501)
Net increase (decrease) from capital share transactions	32,604	(610,970)
Net decrease in net assets	(1,088,966)	(811,777)

Net assets:
Beginning of year	4,835,102	5,646,879
End of year	$3,746,136	$4,835,102
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	6,680,553	9,095,126
Shares redeemed	(6,693,958)	(9,115,056)
Net decrease in shares	(13,405)	(19,930)

128 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

inverse russell 2000® strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$19.17	$20.75	$28.67	$42.70	$34.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.36)	(.41)	(.56)	.08
Net gain (loss) on investments
(realized and unrealized)	(3.18)	(1.22)	(7.51)	(13.47)	8.54
Total from investment operations	(3.48)	(1.58)	(7.92)	(14.03)	8.62
Less distributions from:
Net investment income	—	—	—	—	(.58)
Total distributions	—	—	—	—	(.58)
Net asset value, end of period	$15.69	$19.17	$20.75	$28.67	$42.70

Total Return[b]	(18.15%)	(7.61%)	(27.62%)	(32.86%)	24.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,746	$4,835	$5,647	$11,433	$7,778
Ratios to average net assets:
Net investment income (loss)	(1.77%)	(1.77%)	(1.58%)	(1.60%)	0.22%
Total expenses	1.88%	1.82%	1.73%	1.73%	1.69%
Portfolio turnover rate	—	—	—	—	—

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 129

performance report and FUND PROFILE (Unaudited)	December 31, 2012

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 17.15% while the Dow Jones Industrial Average Index rose 10.24% over the same time period.

Financials and Industrials provided the most performance to the underlying index during the year. No sector detracted from return, but Materials and Information Technology contributed least to performance for the year.

Home Depot, Inc., 3M Co. and Travelers Cos., Inc. were the largest contributors to performance of the underlying index for the year. Hewlett-Packard Co., McDonald’s Corp. and Intel Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any cash or derivative investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
International Business Machines Corp.	8.0%
Chevron Corp.	4.5%
3M Co.	3.9%
Caterpillar, Inc.	3.8%
McDonald’s Corp.	3.7%
Exxon Mobil Corp.	3.6%
United Technologies Corp.	3.4%
Boeing Co.	3.2%
Travelers Companies, Inc.	3.0%
Johnson & Johnson	2.9%
Top Ten Total	40.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

130 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(05/03/04)
Dow 2x Strategy Fund	17.15%	-3.56%	2.43%
Dow Jones Industrial Average Index	10.24%	2.62%	5.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS	December 31, 2012
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 71.5%

Industrials - 15.1%
3M Co.	11,160	$1,036,206
Caterpillar, Inc.	11,160	999,713
United Technologies Corp.	11,162	915,395
Boeing Co.	11,160	841,018
General Electric Co.	11,160	234,248
Total Industrials		4,026,580
Information Technology - 11.4%
International Business Machines Corp.	11,158	2,137,315
Microsoft Corp.	11,159	298,280
Intel Corp.	11,159	230,210
Cisco Systems, Inc.	11,160	219,294
Hewlett-Packard Co.	11,160	159,030
Total Information Technology		3,044,129
Consumer Discretionary - 8.4%
McDonald’s Corp.	11,162	984,600
Home Depot, Inc.	11,160	690,246
Walt Disney Co.	11,160	555,656
Total Consumer Discretionary		2,230,502
Energy - 8.2%
Chevron Corp.	11,160	1,206,842
Exxon Mobil Corp.	11,158	965,725
Total Energy		2,172,567
Health Care - 8.0%
Johnson & Johnson	11,159	782,246
UnitedHealth Group, Inc.	11,162	605,427
Merck & Company, Inc.	11,160	456,890
Pfizer, Inc.	11,160	279,893
Total Health Care		2,124,456
Financials - 7.8%
Travelers Companies, Inc.	11,160	801,512
American Express Co.	11,163	641,649
JPMorgan Chase & Co.	11,159	490,661
Bank of America Corp.	11,160	129,456
Total Financials		2,063,278
Consumer Staples - 7.2%
Wal-Mart Stores, Inc.	11,160	761,446
Procter & Gamble Co.	11,159	757,585
Coca-Cola Co.	11,154	404,333
Total Consumer Staples		1,923,364
Telecommunication Services - 3.2%
Verizon Communications, Inc.	11,156	482,720
AT&T, Inc.	11,160	376,204
Total Telecommunication Services		858,924
Materials - 2.2%
EI du Pont de Nemours & Co.	11,160	501,865
Alcoa, Inc.	11,160	96,869
Total Materials		598,734
Total Common Stocks
(Cost $18,564,463)		19,042,534

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 21.1%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[2]	$2,583,196	2,583,196
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,009,543	1,009,543
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,009,543	1,009,543
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,009,543	1,009,543
Total Repurchase Agreements
(Cost $5,611,825)		5,611,825
Total Investments - 92.6%
(Cost $24,176,288)		$24,654,359
Other Assets & Liabilities, net - 7.4%		1,963,486
Total Net Assets - 100.0%		$26,617,845

132 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
DOW 2x STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Dow Jones
Industrial Average Index Mini
Futures Contracts
(Aggregate Value of
Contracts $14,800,400)	227	$(28,808)

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
January 2013 Dow Jones
Industrial Average Index Swap,
Terminating 01/31/13[3]
(Notional Value $14,044,408)	1,072	$177,762
Credit Suisse Capital, LLC
January 2013 Dow Jones
Industrial Average Index Swap,
Terminating 01/31/13[3]
(Notional Value $3,854,504)	294	48,847
Goldman Sachs International
January 2013 Dow Jones
Industrial Average Index Swap,
Terminating 01/23/13[3]
(Notional Value $1,538,751)	117	19,032
(Total Notional Value
$19,437,663)		$245,641

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreements — See Note 5.

[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.

[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

plc — Public Limited Company

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 133

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $18,564,463)	$19,042,534
Repurchase agreements, at value
(cost $5,611,825)	5,611,825
Total investments
(cost $24,176,288)	24,654,359
Segregated cash with broker	1,887,500
Unrealized appreciation on swap agreements	245,641
Receivable for swap settlement	46,232
Receivables:
Fund shares sold	602,806
Variation margin	117,953
Dividends	2,692
Interest	19
Total assets	27,557,202
Liabilities:
Payable for:
Fund shares redeemed	896,369
Management fees	12,054
Transfer agent and administrative fees	3,349
Investor service fees	3,349
Portfolio accounting fees	1,339
Miscellaneous	22,897
Total liabilities	939,357
Net assets	$26,617,845
Net assets consist of:
Paid in capital	$47,780,958
Undistributed net investment income	—
Accumulated net realized loss on investments	(21,858,017)
Net unrealized appreciation on investments	694,904
Net assets	$26,617,845
Capital shares outstanding	254,776
Net asset value per share	$104.48

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$201,212
Interest	6,398
Total investment income	207,610
Expenses:
Management fees	127,826
Transfer agent and administrative fees	35,507
Investor service fees	35,507
Portfolio accounting fees	14,203
Professional fees	13,770
Custodian fees	2,728
Trustees’ fees*	1,309
Miscellaneous	17,545
Total expenses	248,395
Net investment loss	(40,785)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	368,365
Swap agreements	1,553,782
Futures contracts	1,019,601
Net realized gain	2,941,748
Net change in unrealized appreciation
(depreciation) on:
Investments	(418,864)
Swap agreements	330,729
Futures contracts	(74,860)
Net change in unrealized appreciation
(depreciation)	(162,995)
Net realized and unrealized gain	2,778,753
Net increase in net assets resulting from operations	$2,737,968

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

134 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(40,785)	$(21,497)
Net realized gain on investments	2,941,748	2,167,684
Net change in unrealized appreciation (depreciation) on investments	(162,995)	(1,067,172)
Net increase in net assets resulting from operations	2,737,968	1,079,015

Capital share transactions:
Proceeds from sale of shares	117,052,187	113,934,828
Cost of shares redeemed	(112,296,112)	(110,532,364)
Net increase from capital share transactions	4,756,075	3,402,464
Net increase in net assets	7,494,043	4,481,479

Net assets:
Beginning of year	19,123,802	14,642,323
End of year	$26,617,845	$19,123,802
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,155,001	1,309,736
Shares redeemed	(1,114,651)	(1,274,404)
Net increase in shares	40,350	35,332

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 135

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$89.19	$81.76	$66.04	$48.25	$128.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.14)	(.04)	.22	.75
Net gain (loss) on investments
(realized and unrealized)	15.58	7.57	16.25	17.57	(80.10)
Total from investment operations	15.29	7.43	16.21	17.79	(79.35)
Less distributions from:
Net investment income	—	—	(.49)	—	(.90)
Total distributions	—	—	(.49)	—	(.90)
Net asset value, end of period	$104.48	$89.19	$81.76	$66.04	$48.25

Total Return[b]	17.15%	9.09%	24.58%	36.90%	(61.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,618	$19,124	$14,642	$19,859	$36,348
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.16%)	(0.05%)	0.48%	0.90%
Total expenses	1.75%	1.78%	1.73%	1.75%	1.68%
Portfolio turnover rate	999%	587%	129%	80%	78%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

136 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 137

performance report and FUND PROFILE (Unaudited)	December 31, 2012

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -22.46% while the Dow Jones Industrial Average Index rose 10.24% over the same time period.

Financials and Industrials provided the most performance to the underlying index during the year. No sector detracted from return, but Materials and Information Technology contributed least to performance for the year.

Home Depot, Inc., 3M Co. and Travelers Cos., Inc. were the largest contributors to performance of the underlying index for the year. Hewlett-Packard Co., McDonald’s Corp. and Intel Corp. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

138 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(05/03/04)
Inverse Dow 2x Strategy Fund	-22.46%	-18.89%	-15.83%
Dow Jones Industrial Average Index	10.24%	2.62%	5.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	December 31, 2012
INVERSE DOW 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 31.1%
Fannie Mae[1]
0.14% due 02/20/13	$1,000,000	$999,946
Freddie Mac[1]
0.09% due 03/25/13	500,000	499,943
Federal Home Loan Bank[2]
0.00% due 01/14/13	100,000	100,000
Total Federal Agency Discount Notes
(Cost $1,599,708)		1,599,889
FEDERAL AGENCY NOTES†† - 19.4%
Fannie Mae[1]
0.75% due 02/26/13	1,000,000	1,000,944
Total Federal Agency Notes
(Cost $1,000,933)		1,000,944
REPURCHASE AGREEMENTS††,3 - 65.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[4]	1,984,091	1,984,091
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	464,198	464,198
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	464,198	464,198
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	464,198	464,198
Total Repurchase Agreements
(Cost $3,376,685)		3,376,685
Total Investments - 116.1%
(Cost $5,977,326)		$5,977,518
Other Assets & Liabilities, net - (16.1)%		(829,805)
Total Net Assets - 100.0%		$5,147,713

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 Dow Jones
Industrial Average Index Mini
Futures Contracts
(Aggregate Value of
Contracts $456,400)	7	$(243)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
January 2013 Dow Jones
Industrial Average Index Swap,
Terminating 01/23/13[5]
(Notional Value $1,194,617)	91	$819
Barclays Bank plc
January 2013 Dow Jones
Industrial Average Index Swap,
Terminating 01/31/13[5]
(Notional Value $1,008,820)	77	(12,774)
Credit Suisse Capital, LLC
January 2013 Dow Jones
Industrial Average Index Swap,
Terminating 01/31/13[5]
(Notional Value $7,608,278)	581	(96,418)
(Total Notional Value
$9,811,715)		$(108,373)

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 5.

[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2012.

[5]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

plc—Public Limited Company

140 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $2,600,641)	$2,600,833
Repurchase agreements, at value
(cost $3,376,685)	3,376,685
Total investments
(cost $5,977,326)	5,977,518
Segregated cash with broker	107,500
Unrealized appreciation on swap agreements	819
Receivables:
Interest	2,625
Total assets	6,088,462
Liabilities:
Unrealized depreciation on swap agreements	109,192
Payable for:
Fund shares redeemed	771,957
Swap settlement	25,455
Variation margin	9,205
Management fees	5,052
Transfer agent and administrative fees	1,403
Investor service fees	1,403
Portfolio accounting fees	561
Miscellaneous	16,521
Total liabilities	940,749
Net assets	$5,147,713
Net assets consist of:
Paid in capital	$34,276,961
Undistributed net investment income	—
Accumulated net realized loss on investments	(29,020,824)
Net unrealized depreciation on investments	(108,424)
Net assets	$5,147,713
Capital shares outstanding	662,632
Net asset value per share	$7.77

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$9,458
Total investment income	9,458

Expenses:
Management fees	76,080
Transfer agent and administrative fees	21,133
Investor service fees	21,133
Portfolio accounting fees	8,453
Professional fees	7,851
Custodian fees	1,622
Trustees’ fees*	913
Miscellaneous	10,796
Total expenses	147,981
Net investment loss	(138,523)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(1,641,449)
Futures contracts	(899,910)
Net realized loss	(2,541,359)
Net change in unrealized appreciation (depreciation) on:
Investments	192
Swap agreements	(182,780)
Futures contracts	1,911
Net change in unrealized appreciation (depreciation)	(180,677)
Net realized and unrealized loss	(2,722,036)
Net decrease in net assets resulting from operations	$(2,860,559)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(138,523)	$(199,004)
Net realized loss on investments	(2,541,359)	(3,926,585)
Net change in unrealized appreciation (depreciation) on investments	(180,677)	132,136
Net decrease in net assets resulting from operations	(2,860,559)	(3,993,453)

Capital share transactions:
Proceeds from sale of shares	195,117,187	256,758,907
Cost of shares redeemed	(194,080,487)	(260,838,407)
Net increase (decrease) from capital share transactions	1,036,700	(4,079,500)
Net decrease in net assets	(1,823,859)	(8,072,953)

Net assets:
Beginning of year	6,971,572	15,044,525
End of year	$5,147,713	$6,971,572
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	23,179,478	21,327,799
Shares redeemed	(23,212,763)	(21,726,764)
Net decrease in shares	(33,285)	(398,965)

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.02	$13.74	$19.71	$35.61	$28.79
Income (loss) from investment operations:
Net investment loss[a]	(.14)	(.21)	(.27)	(.47)	(.01)
Net gain (loss) on investments (realized and unrealized)	(2.11)	(3.51)	(5.70)	(15.43)	18.12
Total from investment operations	(2.25)	(3.72)	(5.97)	(15.90)	18.11
Less distributions from:
Net investment income	—	—	—	—	(.18)
Net realized gains	—	—	—	—	(11.11)
Total distributions	—	—	—	—	(11.29)
Net asset value, end of period	$7.77	$10.02	$13.74	$19.71	$35.61

Total Return[b]	(22.46%)	(27.07%)	(30.29%)	(44.65%)	60.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,148	$6,972	$15,045	$18,021	$11,703
Ratios to average net assets:
Net investment loss	(1.64%)	(1.73%)	(1.59%)	(1.61%)	(0.03%)
Total expenses	1.75%	1.78%	1.74%	1.74%	1.69%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, the Government Long Bond 1.2x Strategy Fund returned 3.01%. The daily price movement of the Long Treasury Bond was -7.84% for 2012.

The yield on the 30-year bond began 2012 at 2.98% and ended at 2.95% on December 31, 2012. The long bond’s highest yield for the year was 3.37% on March 19 and its lowest was 2.45% on July 25.

Even though the 30-year bond opened and closed at a similar level, the volatility throughout 2012 allowed for temporary investment opportunities in the Fund.

During the first quarter of 2012, the long bond yield trended higher in anticipation of a gradually improving economy with the help of the Fed Operation Twist. Volatility prevailed when job cuts increased, consumer confidence measures dropped and business activity cooled, indicating that economic growth was still facing headwinds.

Through the second quarter and July, yields began a gradual decline due to weak employment numbers and concern over the European debt crisis and especially Greek default risk. As the crisis worsened and investors sought the safety of U.S. Government securities, Treasuries posted the longest winning streak since 1998.

Although volatile due to continuing uncertainty, the long bond yield trended higher from August through the end of the third quarter on speculation that the Fed would add stimulus to the economy, the head of the European Central Bank pledged to save the Euro and data pointed to improvement in the economy.

At the beginning of the fourth quarter, the long bond yield stabilized, as home starts and home sales began to increase. At the end of October, yields began to decline after Hurricane Sandy and ahead of the presidential elections. In November, there was higher demand for the 30-year amid concerns that lawmakers risked pushing the economy into recession over a budget showdown. Yields remained low as uncertainty surrounded the fiscal cliff of spending cuts and tax increases. In December, yields moved up with optimism regarding a budget agreement approved by U.S. lawmakers expected to sustain the economic expansion.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and derivative investments such as futures contracts.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	3.01%	9.75%	6.99%
Daily Price Movement of Long Treasury Bond**	-7.84%	-2.43%	-1.23%
Barclays Long Treasury Bond Index	3.56%	9.71%	7.65%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect any interest.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	December 31, 2012
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Face
	Amount	Value

U.S. GOVERNMENT SECURITIES† - 46.1%
U.S. Treasury Bond
2.75% due 11/15/42	$10,115,000	$9,742,009
Total U.S. Government Securities
(Cost $9,752,773)		9,742,009

FEDERAL AGENCY DISCOUNT NOTES†† - 20.3%
Federal Home Loan Bank[1]
0.05% due 01/02/13	2,000,000	2,000,000
Federal Farm Credit Bank[1]
0.11% due 01/07/13	1,000,000	999,997
Farmer Mac[1]
0.07% due 01/03/13	1,000,000	999,996
Freddie Mac[2]
0.09% due 03/25/13	300,000	299,966
Total Federal Agency Discount Notes
(Cost $4,299,913)		4,299,959

REPURCHASE AGREEMENTS††,3 - 23.4%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	1,238,432	1,238,432
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,238,431	1,238,431
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,238,431	1,238,431
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,238,431	1,238,431
Total Repurchase Agreements
(Cost $4,953,725)		4,953,725
Total Investments - 89.8%
(Cost $19,006,411)		$18,995,693
Other Assets & Liabilities, net - 10.2%		2,153,773
Total Net Assets - 100.0%		$21,149,466

		Unrealized
	Contracts	Loss
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2013 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $16,262,500)	100	$(21,521)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

146 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $14,052,686)	$14,041,968
Repurchase agreements, at value
(cost $4,953,725)	4,953,725
Total investments
(cost $19,006,411)	18,995,693
Segregated cash with broker	425,000
Receivables:
Fund shares sold	2,097,862
Securities sold	96,313
Interest	36,489
Total assets	21,651,357
Liabilities:
Payable for:
Fund shares redeemed	277,687
Variation margin	125,000
Management fees	10,359
Investor service fees	5,180
Transfer agent and administrative fees	4,144
Portfolio accounting fees	2,071
Miscellaneous	77,450
Total liabilities	501,891
Net assets	$21,149,466
Net assets consist of:
Paid in capital	$20,631,291
Undistributed net investment income	274
Accumulated net realized gain on investments	550,140
Net unrealized depreciation on investments	(32,239)
Net assets	$21,149,466
Capital shares outstanding	1,391,053
Net asset value per share	$15.20

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$972,304
Total investment income	972,304

Expenses:
Management fees	244,779
Transfer agent and administrative fees	97,912
Investor service fees	122,389
Portfolio accounting fees	48,955
Professional fees	49,056
Printing expenses	35,786
Custodian fees	9,264
Trustees’ fees*	4,300
Miscellaneous	13,691
Total expenses	626,132
Net investment income	346,172

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	617,818
Futures contracts	510,642
Net realized gain	1,128,460
Net change in unrealized appreciation (depreciation) on:
Investments	(574,238)
Futures contracts	(351,181)
Net change in unrealized appreciation (depreciation)	(925,419)
Net realized and unrealized gain	203,041
Net increase in net assets resulting from operations	$549,213

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$346,172	$666,017
Net realized gain on investments	1,128,460	16,718,502
Net change in unrealized appreciation (depreciation) on investments	(925,419)	585,372
Net increase in net assets resulting from operations	549,213	17,969,891

Distributions to shareholders from:
Net investment income	(345,898)	(666,150)
Net realized gains	(9,881,240)	—
Total distributions to shareholders	(10,227,138)	(666,150)

Capital share transactions:
Proceeds from sale of shares	939,628,714	516,116,894
Distributions reinvested	10,227,138	666,150
Cost of shares redeemed	(960,286,630)	(509,661,255)
Net increase (decrease) from capital share transactions	(10,430,778)	7,121,789
Net increase (decrease) in net assets	(20,108,703)	24,425,530

Net assets:
Beginning of year	41,258,169	16,832,639
End of year	$21,149,466	$41,258,169
Undistributed net investment income at end of year	$274	$—

Capital share activity:		33,790,980 [1]
Shares sold	46,923,455
Shares issued from reinvestment of distributions	642,425	42,389 [1]
Shares redeemed	(48,267,152)	(32,926,021)[1]
Net increase (decrease) in shares	(701,272)	907,348 [1]

[1]	The share activity for the period January 1, 2011 through December 1, 2011 has been restated to reflect a 1:2 reverse share split effective December 2, 2011.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$19.72	$14.20	$13.18	$34.48	$24.48
Income (loss) from investment operations:
Net investment income[a]	.14	.29	.34	.56	.70
Net gain (loss) on investments (realized and unrealized)	.65	5.52	1.00	(10.66)	10.00
Total from investment operations	.79	5.81	1.34	(10.10)	10.70
Less distributions from:
Net investment income	(.14)	(.29)	(.32)	(.56)	(.70)
Net realized gains	(5.17)	—	—	(10.64)	—
Total distributions	(5.31)	(.29)	(.32)	(11.20)	(.70)
Net asset value, end of period	$15.20	$19.72	$14.20	$13.18	$34.48

Total Return[b]	3.01%	41.52%	10.14%	(31.54%)	44.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,149	$41,258	$16,833	$24,092	$63,594
Ratios to average net assets:
Net investment income	0.71%	1.81%	2.39%	2.29%	2.75%
Total expenses	1.28%	1.29%	1.25%	1.26%	1.22%
Portfolio turnover rate	3,230%	2,585%	2,452%	1,694%	1,372%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the years ended December 31, 2008 through December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, the Inverse Government Long Bond Strategy Fund returned -6.19%. The daily price movement of the Long Treasury Bond was -7.84% for 2012.

The yield on the 30-year bond began 2012 at 2.98% and ended at 2.95% on December 31, 2012. The long bond’s highest yield for the year was 3.37% on March 19 and its lowest was 2.45% on July 25.

Even though the 30-year bond opened and closed at a similar level, the volatility throughout 2012 allowed for temporary investment opportunities in the Fund.

During the first quarter of 2012, the long bond yield trended higher in anticipation of a gradually improving economy with the help of the Fed Operation Twist. Volatility prevailed when job cuts increased, consumer confidence measures dropped and business activity cooled, indicating that economic growth was still facing headwinds.

Through the second quarter and July, yields began a gradual decline due to weak employment numbers and concern over the European debt crisis and especially Greek default risk. As the crisis worsened and investors sought the safety of U.S. Government securities, Treasuries posted the longest winning streak since 1998.

Although volatile due to continuing uncertainty, the long bond yield trended higher from August through the end of the third quarter on speculation that the Fed would add stimulus to the economy, the head of the European Central Bank pledged to save the Euro and data pointed to improvement in the economy.

At the beginning of the fourth quarter, the long bond yield stabilized, as home starts and home sales began to increase. At the end of October, yields began to decline after Hurricane Sandy and ahead of the presidential elections. In November, there was higher demand for the 30-year amid concerns that lawmakers risked pushing the economy into recession over a budget showdown. Yields remained low as uncertainty surrounded the fiscal cliff of spending cuts and tax increases. In December, yields moved up with optimism regarding a budget agreement approved by U.S. lawmakers expected to sustain the economic expansion.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

150 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/01/03)
Inverse Government Long Bond Strategy Fund	-6.19%	-13.86%	-8.78%
Barclays Long Treasury Bond Index	3.56%	9.71%	7.65%
Daily Price Movement of Long Treasury Bond**	-7.84%	-2.43%	-1.28%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect any interest.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS	December 31, 2012

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 47.8%
Farmer Mac[1]
0.07% due 01/03/13	$2,000,000	$1,999,992
Federal Farm Credit Bank[1]
0.11% due 01/07/13	1,000,000	999,997
Fannie Mae[2]
0.08% due 01/11/13	1,000,000	999,978
Total Federal Agency Discount Notes
(Cost $3,999,952)		3,999,967

REPURCHASE AGREEMENTS†† - 109.1%
Individual Repurchase Agreement[4]
Barclays Capital
issued 12/31/12 at 0.10%
due 01/02/13 (secured by a
U.S. Treasury Bond, at a rate of
2.75% and maturing 11/15/42
as collateral, with a value of
$4,859,820) to be repurchased
at $4,764,557	4,764,531	4,764,531
Joint Repurchase Agreements[3]
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	1,091,580	1,091,580
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,091,580	1,091,580
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,091,580	1,091,580
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,091,580	1,091,580
Total Repurchase Agreements
(Cost $9,130,851)		9,130,851
Total Long Investments - 156.9%
(Cost $13,130,803)		$13,130,818

U.S. GOVERNMENT SECURITIES SOLD SHORT† - (57.1)%
U.S. Treasury Bond
2.75% due 11/15/42	4,959,000	(4,776,137)
Total U.S. Government Securities Sold Short
(Proceeds $4,904,880)		(4,776,137)
Other Assets & Liabilities, net - 0.2%		14,922
Total Net Assets - 100.0%		$8,369,603

		Unrealized
	Contracts	Gain
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2013 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $4,390,875)	27	$86,465

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or portion of this security is pledged as short collateral at December 31, 2012.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $3,999,952)	$3,999,967
Repurchase agreements, at value
(cost $9,130,851)	9,130,851
Total investments
(cost $13,130,803)	13,130,818
Segregated cash with broker	114,750
Receivables:
Variation margin	33,750
Fund shares sold	18,039
Interest	28
Total assets	13,297,385
Liabilities:
Securities sold short, at value (proceeds $4,904,880)	4,776,137
Payable for:
Fund shares redeemed	89,295
Management fees	7,889
Transfer agent and administrative fees	2,192
Investor service fees	2,192
Portfolio accounting fees	876
Miscellaneous	49,201
Total liabilities	4,927,782
Net assets	$8,369,603
Net assets consist of:
Paid in capital	$24,137,444
Undistributed net investment income	—
Accumulated net realized loss on investments	(15,983,064)
Net unrealized appreciation on investments	215,223
Net assets	$8,369,603
Capital shares outstanding	905,730
Net asset value per share	$9.24

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$29,214
Total investment income	29,214

Expenses:
Management fees	150,507
Transfer agent and administrative fees	41,808
Investor service fees	41,808
Portfolio accounting fees	16,723
Custodian fees	3,249
Trustees’ fees*	1,350
Interest expense	331,879
Miscellaneous	32,212
Total expenses	619,536
Net investment loss	(590,322)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(724,565)
Securities sold short	(327,635)
Net realized loss	(1,052,200)
Net change in unrealized appreciation (depreciation) on:
Investments	15
Securities sold short	78,540
Futures contracts	106,930
Net change in unrealized appreciation (depreciation)	185,485
Net realized and unrealized loss	(866,715)
Net decrease in net assets resulting from operations	$(1,457,037)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(590,322)	$(745,235)
Net realized loss on investments	(1,052,200)	(3,766,641)
Net change in unrealized appreciation (depreciation) on investments	185,485	(209,649)
Net decrease in net assets resulting from operations	(1,457,037)	(4,721,525)

Capital share transactions:
Proceeds from sale of shares	687,777,979	298,887,611
Cost of shares redeemed	(684,773,574)	(304,524,470)
Net increase (decrease) from capital share transactions	3,004,405	(5,636,859)
Net increase (decrease) in net assets	1,547,368	(10,358,384)

Net assets:
Beginning of year	6,822,235	17,180,619
End of year	$8,369,603	$6,822,235
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	73,225,372	22,747,274
Shares redeemed	(73,011,980)	(23,268,301)
Net increase (decrease) in shares	213,392	(521,027)

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$9.85	$14.16	$16.24	$13.60	$19.58
Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.63)	(.73)	(.33)	(.21)
Net gain (loss) on investments (realized and unrealized)	(.27)	(3.68)	(1.35)	2.97	(5.68)
Total from investment operations	(.61)	(4.31)	(2.08)	2.64	(5.89)
Less distributions from:
Net investment income	—	—	—	—	(.09)
Total distributions	—	—	—	—	(.09)
Net asset value, end of period	$9.24	$9.85	$14.16	$16.24	$13.60

Total Return[b]	(6.19%)	(30.44%)	(12.81%)	19.41%	(30.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,370	$6,822	$17,181	$27,940	$10,625
Ratios to average net assets:
Net investment loss	(3.53%)	(4.83%)	(5.12%)	(2.09%)	(1.12%)
Total expenses[c]	3.70%	4.89%	5.31%	2.23%	4.12%
Portfolio turnover rate	6,326%	2,031%	3,555%	—	2,851%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years ended December 31 would be:

2012	2011	2010	2009	2008
1.72%	1.76%	1.70%	1.71%	1.65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2012, U.S. Government Money Market Fund returned 0.00%.

At December 31, 2012, the average weighted maturity of the holdings in the Fund was 46 days. At year-end, approximately 52% of the Fund consisted of repurchase agreements collateralized by U.S. Government securities and 46% U.S. Government Agency discount notes.

The U.S. Federal Reserve continues to hold rates near 0%, making it a challenge to maintain a positive yield. The Federal Reserve has repeatedly stated its intention to keep rates low for the foreseeable future, which will continue to be challenging for money market portfolios as there is very little yield available.

The recently instituted SEC regulations require that 10% of portfolio assets be invested in overnight securities and 30% to mature within 7 days. Additionally, average weighted maturity is now limited to a maximum of 60 days. Both changes are on the side of safety but weigh on the yield of money market funds.

The 60-day weighted-average maturity and liquidity requirement limit the ability to reach for yield. Since the yield environment is expected to remain extremely low near-term, continued low returns are anticipated.

As the Federal Reserve continues its programs to keep interest rates low, the Fund continues to waive shareholder fees.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN— Federal Agency Discount Notes

FAN — Federal Agency Notes

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

156 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.24%	1.11%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS	December 31, 2012
U.S. GOVERNMENT MONEY MARKET FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 34.3%
Fannie Mae[1]
0.16% due 05/08/13	$10,000,000	$9,994,356
0.15% due 09/03/13	5,000,000	4,994,896
Total Fannie Mae		14,989,252
Federal Farm Credit Bank[2]
0.11% due 01/22/13	10,000,000	9,999,358
Freddie Mac[1]
0.05% due 03/27/13	10,000,000	9,998,819
Farmer Mac[2]
0.16% due 02/01/13	10,000,000	9,998,622
Total Federal Agency Discount Notes
(Cost $44,986,051)		44,986,051

FEDERAL AGENCY NOTES†† - 11.5%
Federal Home Loan Bank[2]
0.16% due 05/28/13	5,000,000	5,000,001
0.19% due 02/27/13	5,000,000	4,999,989
0.13% due 06/28/13	5,000,000	4,999,109
Total Federal Home Loan Bank		14,999,099
Total Federal Agency Notes
(Cost $14,999,099)		14,999,099

REPURCHASE AGREEMENTS††,3 - 52.1%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	17,077,004	17,077,004
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	17,077,004	17,077,004
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	17,077,003	17,077,003
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	17,077,003	17,077,003
Total Repurchase Agreements
(Cost $68,308,014)		68,308,014
Total Investments - 97.9%
(Cost $128,293,164)		$128,293,164
Other Assets & Liabilities, net - 2.1%		2,687,854
Total Net Assets - 100.0%		$130,981,018

††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $59,985,150)	$59,985,150
Repurchase agreements, at value
(cost $68,308,014)	68,308,014
Total investments
(cost $128,293,164)	128,293,164
Receivables:
Fund shares sold	2,967,209
Interest	4,331
Total assets	131,264,704
Liabilities:
Payable for:
Fund shares redeemed	59,613
Portfolio accounting fees	2,595
Miscellaneous	221,478
Total liabilities	283,686
Net assets	$130,981,018
Net assets consist of:
Paid in capital	$130,980,037
Undistributed net investment income	—
Accumulated net realized gain on investments	981
Net unrealized appreciation on investments	—
Net assets	$130,981,018
Capital shares outstanding	130,999,640
Net asset value per share	$1.00

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$183,166
Total investment income	183,166

Expenses:
Management fees	711,199
Transfer agent and administrative fees	284,480
Investor service fees	355,599
Portfolio accounting fees	142,238
Professional fees	139,404
Custodian fees	27,020
Trustees’ fees*	18,235
Miscellaneous	129,428
Total expenses	1,807,603
Less:
Expenses waived by advisor	(844,790)
Expenses waived by service company	(424,103)
Expenses waived by distributor	(355,596)
Total waived expenses	(1,624,489)
Net expenses	183,114
Net investment income	52

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,332
Net realized gain	1,332
Net increase in net assets resulting from operations	$1,384

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$52	$3,267
Net realized gain on investments	1,332	478
Net increase in net assets resulting from operations	1,384	3,745

Distributions to shareholders from:
Net investment income	(3,536)	(7,356)
Net realized gains	(633)	—
Total distributions to shareholders	(4,169)	(7,356)

Capital share transactions:
Proceeds from sale of shares	1,010,595,837	897,529,678
Distributions reinvested	4,169	7,297
Cost of shares redeemed	(1,076,255,948)	(908,675,849)
Net decrease from capital share transactions	(65,655,942)	(11,138,874)
Net decrease in net assets	(65,658,727)	(11,142,485)

Net assets:
Beginning of year	196,639,745	207,782,230
End of year	$130,981,018	$196,639,745
Undistributed net investment income at end of year	$—	$3,286

Capital share activity:
Shares sold	1,010,595,839	897,529,678
Shares issued from reinvestment of distributions	4,167	7,297
Shares redeemed	(1,076,255,948)	(908,675,849)
Net decrease in shares	(65,655,942)	(11,138,874)

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[a]	— [b]	— [b]	— [b]	— [b]	.01
Net gain on investments (realized and unrealized)	— [b]	— [b]	—	— [b]	— [b]
Total from investment operations	— [b]	— [b]	— [b]	— [b]	.01
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(.01)
Net realized gains	(—)[b]	—	—	—	—
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	0.00%	0.00%	0.01%	0.06%	1.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,981	$196,640	$207,782	$231,451	$360,946
Ratios to average net assets:
Net investment income	— [e]	— [e]	0.01%	0.02%	1.09%
Total expenses	1.27%	1.29%	1.25%	1.28%	1.22%
Net expenses[d]	0.13%	0.09%	0.18%	0.54%	1.22%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Target Beta and Money Market Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is deter-mined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would

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NOTES TO FINANCIAL STATEMENTS (continued)

involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Additionally, there is no guarantee that a Fund or an under-lying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500 Strategy Fund	0.90%
Nasdaq-100® Fund	0.75%
Inverse Nasdaq-100® Strategy Fund	0.90%
S&P 500 2x Strategy Fund	0.90%
Nasdaq-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Transfer Agent and
Administrative Fees
Fund	(as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Nova Fund	$19,515,150	$15,593	$6,071,178	$235,852	$—	$25,837,773
Inverse S&P 500 Strategy Fund	—	—	10,687,862	29,493	—	10,717,355
NASDAQ-100® Fund	34,349,452	—	4,786,384	52,676	—	39,188,512
Inverse NASDAQ-100® Strategy Fund	—	11,522	6,875,212	—	—	6,886,734
S&P 500 2x Strategy Fund	8,656,424	—	6,735,301	110,641	—	15,502,366
NASDAQ-100® 2x Strategy Fund	15,376,481	24,196	8,518,994	556,233	—	24,475,904
Mid-Cap 1.5x Strategy Fund	8,639,431	120,419	1,721,620	50,434	—	10,531,904
Inverse Mid-Cap Strategy Fund	—	—	2,419,454	—	—	2,419,454
Russell 2000® 2x Strategy Fund	2,494,826	1,284	1,290,280	60,421	—	3,846,811
Russell 2000® 1.5x Strategy Fund	6,707,828	6,439	5,737,462	101,175	—	12,552,904
Inverse Russell 2000® Strategy Fund	—	—	3,841,699	—	—	3,841,699
Dow 2x Strategy Fund	19,042,534	—	5,611,825	245,641	—	24,900,000
Inverse Dow 2x Strategy Fund	—	—	5,977,518	819	—	5,978,337
Government Long Bond 1.2x Strategy Fund	9,742,009	—	9,253,684	—	—	18,995,693
Inverse Government Long Bond Strategy Fund	—	86,465	13,130,818	—	—	13,217,283
U.S. Government Money Market Fund	—	—	128,293,164	—	—	128,293,164

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Liabilities
Nova Fund	$—	$—	$—	$15,501	$—	$15,501
Inverse S&P 500 Strategy Fund	—	1,966	—	72,321	—	74,287
NASDAQ-100® Fund	—	278	—	—	—	278
Inverse NASDAQ-100® Strategy Fund	—	—	—	94,662	—	94,662
S&P 500 2x Strategy Fund	—	3,567	—	54,702	—	58,269
Inverse Mid-Cap Strategy Fund	—	4,655	—	30,077	—	34,732
Inverse Russell 2000® Strategy Fund	—	3,275	—	41,782	—	45,057
Dow 2x Strategy Fund	—	28,808	—	—	—	28,808
Inverse Dow 2x Strategy Fund	—	243	—	109,192	—	109,435
Government Long Bond 1.2x Strategy Fund	—	21,521	—	—	—	21,521
Inverse Government Long Bond Strategy Fund	4,776,137	—	—	—	—	4,776,137

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2012, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.12%			1.75%
Due 01/02/13	$72,893,262	$72,893,748	07/31/15	$70,732,300	$74,351,203
HSBC Group			Federal Home Loan Bank
0.12%			0.17%
Due 01/02/13	34,782,987	34,783,219	12/18/13	22,960,000	23,010,773
			Freddie Mac
			0.65%
			03/12/15	12,250,000	12,468,316
Deutsche Bank			U.S. Treasury Note
0.11%			2.13%
Due 01/02/13	34,782,987	34,783,200	12/31/15	33,710,300	35,478,699
Mizuho Financial Group, Inc.			U.S. Treasury Bill
0.14%			0.00%
Due 01/02/13	34,782,987	34,783,258	11/14/13	35,519,500	35,478,653

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund	Index Exposure	Liquidity	Index Exposure	Liquidity
Nova Fund	x	x	x	x
Inverse S&P 500 Strategy Fund	x	x	x	x
NASDAQ-100® Fund	x	x	x	x
Inverse NASDAQ-100® Strategy Fund	x	x	x	x
S&P 500 2x Strategy Fund	x	x	x	x
NASDAQ-100® 2x Strategy Fund	x	x	x	x
Mid-Cap 1.5x Strategy Fund	x	x	x	x
Inverse Mid-Cap Stategy Fund	x	x	x	x
Russell 2000® 2x Strategy Fund	x	x	x	x
Russell 2000® 1.5x Strategy Fund	x	x	x	x
Inverse Russell 2000® Strategy Fund	x	x	x	x
Dow 2x Strategy Fund	x	x	x	x
Inverse Dow 2x Strategy Fund	x	x	x	x
Government Long Bond 1.2x Strategy Fund	x	x
Inverse Government Long Bond Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long	Short
Nova Fund	75%	—
Inverse S&P 500 Strategy Fund	—	100%
NASDAQ-100® Fund	10%	—
Inverse NASDAQ-100® Strategy Fund	—	100%
S&P 500 2x Strategy Fund	135%	—
NASDAQ-100® 2x Strategy Fund	135%	—
Mid-Cap 1.5x Strategy Fund	90%	—
Inverse Mid-Cap Strategy Fund	—	100%
Russell 2000® 2x Strategy Fund	120%	—
Russell 2000® 1.5x Strategy Fund	80%	—
Inverse Russell 2000® Strategy Fund	—	100%
Dow 2x Strategy Fund	130%	—
Inverse Dow 2x Strategy Fund	—	200%
Government Long Bond 1.2x Strategy Fund	75%	—
Inverse Government Long Bond Strategy Fund	—	50%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2012:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value

	Futures	Swaps	Futures	Total Value at
	Equity	Equity	Interest Rate	December 31,
Fund	Contracts*	Contracts	Contracts*	2012
Nova Fund	$15,593	$235,852	$—	$251,445
Inverse S&P 500 Strategy Fund	—	29,493	—	29,493
NASDAQ-100® Fund	—	52,676	—	52,676
Inverse NASDAQ-100® Strategy Fund	11,522	—	—	11,522
S&P 500 2x Strategy Fund	—	110,641	—	110,641
NASDAQ-100® 2x Strategy Fund	24,196	556,233	—	580,429
Mid-Cap 1.5x Strategy Fund	120,419	50,434	—	170,853
Russell 2000® 2x Strategy Fund	1,284	60,421	—	61,705
Russell 2000® 1.5x Strategy Fund	6,439	101,175	—	107,614
Dow 2x Strategy Fund	—	245,641	—	245,641
Inverse Dow 2x Strategy Fund	—	819	—	819
Inverse Government Long Bond Strategy Fund	—	—	86,465	86,465

Liability Derivative Investments Value

	Futures	Swaps	Futures	Total Value at
	Equity	Equity	Interest Rate	December 31,
Fund	Contracts*	Contracts	Contracts*	2012
Nova Fund	$—	$15,501	$—	$15,501
Inverse S&P 500 Strategy Fund	1,966	72,321	—	74,287
NASDAQ-100® Fund	278	—	—	278
Inverse NASDAQ-100® Strategy Fund	—	94,662	—	94,662
S&P 500 2x Strategy Fund	3,567	54,702	—	58,269
Inverse Mid-Cap Strategy Fund	4,655	30,077	—	34,732
Inverse Russell 2000® Strategy Fund	3,275	41,782	—	45,057
Dow 2x Strategy Fund	28,808	—	—	28,808
Inverse Dow 2x Strategy Fund	243	109,192	—	109,435
Government Long Bond 1.2x Strategy Fund	—	—	21,521	21,521

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Futures
	Equity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
Nova Fund	$36,064	$2,824,150	$—	$2,860,214
Inverse S&P 500 Strategy Fund	(1,370,240)	(1,349,192)	—	(2,719,432)
NASDAQ-100® Fund	(22,405)	1,232,462	—	1,210,057
Inverse NASDAQ-100® Strategy Fund	(215,130)	(467,393)	—	(682,523)
S&P 500 2x Strategy Fund	(164,216)	3,125,627	—	2,961,411
NASDAQ-100® 2x Strategy Fund	605,808	5,998,443	—	6,604,251
Mid-Cap 1.5x Strategy Fund	653,178	639,314	—	1,292,492
Inverse Mid-Cap Strategy Fund	(41,139)	(193,297)	—	(234,436)
Russell 2000® 2x Strategy Fund	438,141	621,026	—	1,059,167
Russell 2000® 1.5x Strategy Fund	129,531	551,758	—	681,289
Inverse Russell 2000® Strategy Fund	(171,599)	(810,647)	—	(982,246)
Dow 2x Strategy Fund	1,019,601	1,553,782	—	2,573,383

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Futures	Swaps	Futures
	Equity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
Inverse Dow 2x Strategy Fund	$(899,910)	$(1,641,449)	$—	$(2,541,359)
Government Long Bond 1.2x Strategy Fund	—	—	510,642	510,642
Inverse Government Long Bond Strategy Fund	—	—	(724,565)	(724,565)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Futures
	Equity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
Nova Fund	$(124,825)	$243,578	$—	$118,753
Inverse S&P 500 Strategy Fund	10,622	(79,202)	—	(68,580)
NASDAQ-100® Fund	(267)	68,851	—	68,584
Inverse NASDAQ-100® Strategy Fund	5,045	(112,754)	—	(107,709)
S&P 500 2x Strategy Fund	(15,591)	186,269	—	170,678
NASDAQ-100® 2x Strategy Fund	1,428	701,450	—	702,878
Mid-Cap 1.5x Strategy Fund	39,760	71,708	—	111,468
Inverse Mid-Cap Strategy Fund	(6,032)	(38,057)	—	(44,089)
Russell 2000® 2x Strategy Fund	(51,742)	117,675	—	65,933
Russell 2000® 1.5x Strategy Fund	2,303	174,097	—	176,400
Inverse Russell 2000® Strategy Fund	(6,946)	(61,921)	—	(68,867)
Dow 2x Strategy Fund	(74,860)	330,729	—	255,869
Inverse Dow 2x Strategy Fund	1,911	(182,780)	—	(180,869)
Government Long Bond 1.2x Strategy Fund	—	—	(351,181)	(351,181)
Inverse Government Long Bond Strategy Fund	—	—	106,930	106,930

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in tax-able years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried for-ward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Nova Fund	$2,968,619
NASDAQ-100® Fund	3,254,579
S&P 500 2x Strategy Fund	20,002,248
NASDAQ-100® 2x Strategy Fund	2,312,917
Mid-Cap 1.5x Strategy Fund	3,562,245
Russell 2000® 2x Strategy Fund	911,594
Russell 2000® 1.5x Strategy Fund	890,803
Inverse Russell 2000® Strategy Fund	295,607
Dow 2x Strategy Fund	3,016,418
Inverse Government Long Bond Strategy Fund	2,139,643

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Nova Fund	$—	$—	$—
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	7,427,667	2,799,471	10,227,138
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	4,169	—	4,169

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Nova Fund	$12,745	$—	$12,745
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	896,442	2,665,434	3,561,876
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	290,396	197,452	487,848
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	666,150	—	666,150
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	7,356	—	7,356

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
Nova Fund	$30,849	$—	$4,241,199	$(21,649,489)
Inverse S&P 500 Strategy Fund	—	—	(42,795)	(16,304,462)
NASDAQ-100® Fund	—	—	18,725,305	(7,862,182)
Inverse NASDAQ-100® Strategy Fund	—	—	(94,639)	(24,359,362)
S&P 500 2x Strategy Fund	—	—	1,770,554	(3,669,137)
NASDAQ-100® 2x Strategy Fund	3,543,396	519,241	6,913,758	(3,113,768)
Mid-Cap 1.5x Strategy Fund	—	—	1,541,680	(3,647,125)
Inverse Mid-Cap Strategy Fund	—	—	(29,991)	(3,219,935)
Russell 2000® 2x Strategy Fund	—	—	395,494	(967,060)
Russell 2000® 1.5x Strategy Fund	—	—	416,927	(8,665,850)
Inverse Russell 2000® Strategy Fund	—	—	(41,782)	(16,009,567)
Dow 2x Strategy Fund	—	—	72,866	(21,235,979)
Inverse Dow 2x Strategy Fund	—	—	(108,181)	(29,021,067)
Government Long Bond 1.2x Strategy Fund	1,817,519	95,676	(1,395,020)	—
Inverse Government Long Bond Strategy Fund	—	—	(92,116)	(15,675,725)
U.S. Government Money Market Fund	981	—	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2013	2014	2015	2016	2017	2018	Short-Term	Long-Term	Carryforward
NovaFund	$—	$—	$—	$(21,649,489)	$—	$—	$—	$—	$(21,649,489)
Inverse S&P 500 Strategy Fund	(180,774)	(4,358,797)	(1,326,171)	—	(2,652,342)	(1,326,171)	(5,318,580)	(1,141,627)	(16,304,462)
NASDAQ-100® Fund	—	—	—	(7,862,182)	—	—	—	—	(7,862,182)
Inverse NASDAQ-100® Strategy Fund	(2,149,850)	(1,494,971)	(5,330,554)	—	(9,292,387)	(4,137,477)	(1,400,875)	(553,248)	(24,359,362)
S&P 500 2x Strategy Fund	—	—	—	(3,578,688)	(90,449)	—	—	—	(3,669,137)
NASDAQ-100® 2x Strategy Fund	—	—	—	(3,113,768)	—	—	—	—	(3,113,768)
Mid-Cap 1.5x Strategy Fund	—	—	—	(3,139,938)	(507,187)	—	—	—	(3,647,125)
Inverse Mid-Cap Strategy Fund	—	(472,652)	(118,163)	—	(236,326)	(1,520,415)	(815,704)	(56,675)	(3,219,935)
Russell 2000® 2x Strategy Fund	—	—	—	(810,636)	(135,107)	—	(21,317)	—	(967,060)
Russell 2000® 1.5x Strategy Fund	—	—	—	(7,777,778)	—	—	(888,072)	—	(8,665,850)
Inverse Russell 2000® Strategy Fund	(955,067)	(3,912,378)	(371,570)	—	(5,019,104)	(4,109,170)	(1,422,622)	(219,656)	(16,009,567)
Dow 2x Strategy Fund	—	—	—	(13,275,756)	(7,960,223)	—	—	—	(21,235,979)
Inverse Dow 2x Strategy Fund	—	—	—	—	(13,703,764)	(7,083,951)	(6,939,112)	(1,294,240)	(29,021,067)
Inverse Government Long Bond Strategy Fund	(2,319,251)	(986,005)	(1,974,960)	(4,794,104)	—	(1,130,953)	(3,193,998)	(1,276,454)	(15,675,725)

THE RYDEX FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, “mark-to-market” of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Nova Fund	$(213)	$—	$213
Inverse S&P 500 Strategy Fund	(287,914)	287,914	—
NASDAQ-100® Fund	(188,568)	188,590	(22)
Inverse NASDAQ-100® Strategy Fund	(111,885)	111,885	—
S&P 500 2x Strategy Fund	(16,254,471)	61,197	16,193,274
NASDAQ-100® 2x Strategy Fund	—	270,070	(270,070)
Mid-Cap 1.5x Strategy Fund	(1,935,445)	62,482	1,872,963
Inverse Mid-Cap Strategy Fund	(23,004)	23,004	—
Russell 2000® 2x Strategy Fund	(38,212)	36,493	1,719
Russell 2000® 1.5x Strategy Fund	(63,806)	60,059	3,747
Inverse Russell 2000® Strategy Fund	(366,035)	70,428	295,607
Dow 2x Strategy Fund	(40,785)	40,785	—
Inverse Dow 2x Strategy Fund	(138,523)	138,523	—
Government Long Bond 1.2x Strategy Fund	—	—	—
Inverse Government Long Bond Strategy Fund	(2,729,965)	590,322	2,139,643
U.S. Government Money Market Fund	(2)	198	(196)

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Nova Fund	$21,565,482	$4,214,622	$(193,776)	$4,020,846
Inverse S&P 500 Strategy Fund	10,687,829	33	—	33
NASDAQ-100® Fund	20,463,210	18,764,406	(91,780)	18,672,626
Inverse NASDAQ-100® Strategy Fund	6,875,188	24	—	24
S&P 500 2x Strategy Fund	13,677,110	1,750,940	(36,325)	1,714,615
NASDAQ-100® 2x Strategy Fund	17,537,949	6,441,459	(83,933)	6,357,526
Mid-Cap 1.5x Strategy Fund	8,869,805	1,522,555	(31,309)	1,491,246
Inverse Mid-Cap Strategy Fund	2,419,368	86	—	86
Russell 2000® 2x Strategy Fund	3,450,032	418,878	(83,804)	335,074
Russell 2000® 1.5x Strategy Fund	12,129,538	629,816	(314,064)	315,752
Inverse Russell 2000® Strategy Fund	3,841,699	—	—	—
Dow 2x Strategy Fund	24,827,132	86,823	(259,596)	(172,773)
Inverse Dow 2x Strategy Fund	5,977,326	192	—	192
Government Long Bond 1.2x Strategy Fund	20,390,713	13,597	(1,408,617)	(1,395,020)
Inverse Government Long Bond Strategy Fund	13,351,678	—	(220,860)	(220,860)
U.S. Government Money Market Fund	128,293,164	—	—	—

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Nova Fund	$24,425,467	$22,790,390
Inverse S&P 500 Strategy Fund	—	—
NASDAQ-100® Fund	35,063,785	47,688,749
Inverse NASDAQ-100® Strategy Fund	—	—
S&P 500 2x Strategy Fund	36,576,671	36,216,738
NASDAQ-100® 2x Strategy Fund	25,791,788	28,310,496
Mid-Cap 1.5x Strategy Fund	21,346,363	23,702,476
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 2x Strategy Fund	7,694,086	7,523,682
Russell 2000® 1.5x Strategy Fund	24,150,500	24,183,894
Inverse Russell 2000® Strategy Fund	—	—
Dow 2x Strategy Fund	99,948,218	90,665,861
Inverse Dow 2x Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	—
Inverse Government Long Bond Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of government securities were:

	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$878,303,481	$885,303,678
Inverse Government Long Bond Strategy Fund	551,889,233	551,662,366

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement at December 31, 2012.

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
Nova Fund	$7,167
Inverse S&P 500 Strategy Fund	3,132
S&P 500 2x Strategy Fund	7,805
NASDAQ-100® 2x Strategy Fund	14,033
Mid-Cap 1.5x Strategy Fund	3,545
Inverse Mid-Cap Strategy Fund	760
Russell 2000® 2x Strategy Fund	6,046
Russell 2000® 1.5x Strategy Fund	1,704
Government Long Bond 1.2x Strategy Fund	110,038

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

THE RYDEX FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Nova Fund	$20,793	$21,285
NASDAQ-100® Fund	135,121	135,794
S&P 500 2x Strategy Fund	3,453	3,580
NASDAQ-100® 2x Strategy Fund	43,763	43,933
Mid-Cap 1.5x Strategy Fund	65,849	66,064
Russell 2000® 2x Strategy Fund	15,061	15,485
Russell 2000® 1.5x Strategy Fund	84,728	85,950

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

11. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case enti-tled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion. None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this

174 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Subsequent Event

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE RYDEX FUNDS ANNUAL REPORT | 175

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund and U.S. Government Money Market Fund (sixteen of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

176 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

With respect to the taxable year ended December 31, 2012, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

Government Long Bond
1.2x Strategy Fund
From long-term capital gains, subject to the 15% rate gains category:	$2,799,471

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE RYDEX FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Length of Service
Name and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Length of Service
Name and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

THE RYDEX FUNDS ANNUAL REPORT | 179

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

180 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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DOMESTIC EQUITY FUNDS

S&P 500 PURE GROWTH FUND

S&P 500 PURE VALUE FUND

S&P MIDCAP 400 PURE GROWTH FUND

S&P MIDCAP 400 PURE VALUE FUND

S&P SMALLCAP 600 PURE GROWTH FUND

S&P SMALLCAP 600 PURE VALUE FUND

INTERNATIONAL EQUITY FUNDS

EUROPE 1.25x STRATEGY FUND

JAPAN 2x STRATEGY FUND

SPECIALTY FUNDS

STRENGTHENING DOLLAR 2x STRATEGY FUND

WEAKENING DOLLAR 2x STRATEGY FUND

REAL ESTATE FUND

RVATB2-ANN-2-1212x1213

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 11 of our Rydex Variable Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– S&P 500 Pure Growth Fund

– S&P 500 Pure Value Fund

– S&P MidCap 400 Pure Growth Fund

– S&P MidCap 400 Pure Value Fund

– S&P SmallCap 600 Pure Growth Fund

– S&P SmallCap 600 Pure Value Fund

– Europe 1.25x Strategy Fund

– Japan 2x Strategy Fund

– Strengthening Dollar 2x Strategy Fund

– Weakening Dollar 2x Strategy Fund

– Real Estate Fund

Guggenheim Distributors, LLC, is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners. LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2012

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. • The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. • Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. • The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. • These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Read the funds’ prospectus carefully before investing.

The Strengthening Dollar Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. See the prospectus for more details.

The Weakening Dollar Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. See the prospectus for more details.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered nondiversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (concluded)	December 31, 2012

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

EURO STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Nikkei-225 Stock Average is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	−6.6%	−9.9%	$ 9.82	−9.9%	In line
Cumulative		−1.0%	−1.5%		−1.8%	−0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
S&P 500 Pure Growth Fund	1.56%	4.59%	$1,000.00	$1,045.90	$8.02
S&P 500 Pure Value Fund	1.55%	16.42%	1,000.00	1,164.20	8.43
S&P MidCap 400 Pure Growth Fund	1.55%	8.81%	1,000.00	1,088.10	8.14
S&P MidCap 400 Pure Value Fund	1.56%	11.11%	1,000.00	1,111.10	8.28
S&P SmallCap 600 Pure Growth Fund	1.55%	2.55%	1,000.00	1,025.50	7.89
S&P SmallCap 600 Pure Value Fund	1.55%	15.13%	1,000.00	1,151.30	8.38
Europe 1.25x Strategy Fund	1.71%	18.82%	1,000.00	1,188.20	9.41
Japan 2x Strategy Fund	1.55%	13.35%	1,000.00	1,133.50	8.31
Strengthening Dollar 2x Strategy Fund	1.75%	(5.98%)	1,000.00	940.20	8.53
Weakening Dollar 2x Strategy Fund	1.75%	3.68%	1,000.00	1,036.80	8.96
Real Estate Fund	1.66%	3.03%	1,000.00	1,030.30	8.47

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500 Pure Growth Fund	1.56%	5.00%	$1,000.00	$1,017.29	$7.91
S&P 500 Pure Value Fund	1.55%	5.00%	1,000.00	1,017.34	7.86
S&P MidCap 400 Pure Growth Fund	1.55%	5.00%	1,000.00	1,017.34	7.86
S&P MidCap 400 Pure Value Fund	1.56%	5.00%	1,000.00	1,017.29	7.91
S&P SmallCap 600 Pure Growth Fund	1.55%	5.00%	1,000.00	1,017.34	7.86
S&P SmallCap 600 Pure Value Fund	1.55%	5.00%	1,000.00	1,017.34	7.86
Europe 1.25x Strategy Fund	1.71%	5.00%	1,000.00	1,016.54	8.67
Japan 2x Strategy Fund	1.55%	5.00%	1,000.00	1,017.34	7.86
Strengthening Dollar 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.34	8.87
Weakening Dollar 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.34	8.87
Real Estate Fund	1.66%	5.00%	1,000.00	1,016.79	8.42

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

8 | THE RYDEX FUNDS ANNUAL REPORT

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THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

S&P 500 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2012, S&P 500 Pure Growth Fund returned 13.31%, compared with a gain of 15.42% for the underlying index.

The large-cap growth stocks comprising the underlying index underperformed their large-cap value stock counterparts. Health Care was the sector contributing most to performance, followed by Information Technology. The Industrials sector was the only detractor from performance for the year.

Stocks contributing the most to return of the underlying index were Gilead Sciences, Inc., Visa, Inc. and Salesforce.com, Inc. Apollo Group, Inc., DeVry, Inc. and Fossil, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)

SLM Corp.	2.5%
Tesoro Corp.	2.1%
Seagate Technology plc	1.9%
Southwest Airlines Co.	1.8%
Bank of America Corp.	1.8%
Denbury Resources, Inc.	1.7%
Comcast Corp. — Class A	1.6%
Discover Financial Services	1.6%
Mylan, Inc.	1.6%
Newell Rubbermaid, Inc.	1.6%
Top Ten Total	18.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P 500 Pure Growth Fund	13.31%	4.42%	4.44%
S&P 500 Pure Growth Index	15.42%	6.44%	7.47%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P 500 PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.0%

CONSUMER DISCRETIONARY - 27.8%
Comcast Corp. — Class A	12,820	$479,212
Newell Rubbermaid, Inc.	20,490	456,312
Scripps Networks Interactive,
Inc. — Class A	7,520	435,559
TripAdvisor, Inc.*	9,110	382,255
Delphi Automotive plc*	9,410	359,933
Priceline.com, Inc.*	567	352,220
The Gap, Inc.	11,210	347,958
DR Horton, Inc.	17,590	347,930
Amazon.com, Inc.*	1,279	321,208
Netflix, Inc.*,1	3,260	302,463
Urban Outfitters, Inc.*	7,280	286,541
BorgWarner, Inc.*	3,760	269,291
Time Warner, Inc.	5,570	266,413
Time Warner Cable, Inc.	2,520	244,919
Discovery Communications,
Inc. — Class A*	3,786	240,335
DIRECTV*	4,614	231,438
Lennar Corp. — Class A	5,850	226,220
Wyndham Worldwide Corp.	4,220	224,546
Home Depot, Inc.	3,630	224,516
Lowe’s Companies, Inc.	6,310	224,131
TJX Companies, Inc.	5,196	220,570
PetSmart, Inc.	3,150	215,271
CBS Corp. — Class B	5,280	200,904
AutoZone, Inc.*	529	187,493
News Corp. — Class A	7,320	186,953
Ross Stores, Inc.	3,210	173,822
Wynn Resorts Ltd.	1,528	171,885
Fossil, Inc.*	1,810	168,511
Limited Brands, Inc.	3,300	155,298
Leggett & Platt, Inc.	4,780	130,112
PulteGroup, Inc.*	6,790	123,306
Total Consumer Discretionary		8,157,525

INFORMATION TECHNOLOGY - 17.9%
Seagate Technology plc	18,030	549,554
Apple, Inc.	838	446,679
eBay, Inc.*	7,450	380,099
Teradyne, Inc.*	21,100	356,379
Visa, Inc. — Class A	2,299	348,482
Salesforce.com, Inc.*	1,871	314,516
Yahoo!, Inc.*	14,450	287,555
Google, Inc. — Class A*	367	260,339
Applied Materials, Inc.	22,260	254,654
Intel Corp.	11,560	238,483
Broadcom Corp. — Class A	7,013	232,902
Amphenol Corp. — Class A	3,472	224,638
QUALCOMM, Inc.	3,530	218,931
Adobe Systems, Inc.*	5,630	212,138
LSI Corp.*	29,780	210,842
KLA-Tencor Corp.	4,350	207,756
Cognizant Technology Solutions
Corp. — Class A*	2,403	177,942
Akamai Technologies, Inc.*	3,856	157,749
Mastercard, Inc. — Class A	320	157,210
Total Information Technology		5,236,848

HEALTH CARE - 15.9%
Mylan, Inc.*	16,660	457,817
Agilent Technologies, Inc.	10,680	437,239
Life Technologies Corp.*	8,573	420,763
Gilead Sciences, Inc.*	5,476	402,212
Eli Lilly & Co.	7,840	386,669
Alexion Pharmaceuticals, Inc.*	4,110	385,559
Celgene Corp.*	4,136	325,586
Watson Pharmaceuticals, Inc.*	3,255	279,930
Amgen, Inc.	3,007	259,564
Intuitive Surgical, Inc.*	523	256,463
PerkinElmer, Inc.	6,820	216,467
AbbVie, Inc.*	6,000	204,960
DaVita HealthCare Partners, Inc.*	1,850	204,481
Biogen Idec, Inc.*	1,104	161,924
Cerner Corp.*	1,630	126,553
Edwards Lifesciences Corp.*	1,370	123,533
Total Health Care		4,649,720

FINANCIALS - 14.9%
SLM Corp.	42,600	729,738
Bank of America Corp.	44,790	519,564
Discover Financial Services	12,210	470,696
Huntington Bancshares, Inc.	68,590	438,290
Zions Bancorporation	16,780	359,092
Franklin Resources, Inc.	2,320	291,623
Ameriprise Financial, Inc.	4,530	283,714
U.S. Bancorp	8,640	275,962
Moody’s Corp.	5,110	257,135
American Tower Corp. — Class A	2,906	224,547
Health Care REIT, Inc.	2,960	181,418
T. Rowe Price Group, Inc.	2,650	172,595
American Express Co.	2,940	168,991
Total Financials		4,373,365

INDUSTRIALS - 8.6%
Southwest Airlines Co.	52,170	534,220
PACCAR, Inc.	7,490	338,623
Boeing Co.	4,410	332,338
Quanta Services, Inc.*	9,270	252,978
Snap-on, Inc.	2,460	194,316
Cummins, Inc.	1,720	186,362
Cintas Corp.	4,020	164,418
Illinois Tool Works, Inc.	2,530	153,849
Stericycle, Inc.*	1,423	132,723
Equifax, Inc.	2,350	127,182
Masco Corp.	7,160	119,286
Total Industrials		2,536,295

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P 500 PURE GROWTH FUND

	Shares	Value

MATERIALS - 6.2%
Eastman Chemical Co.	5,370	$365,428
Sherwin-Williams Co.	2,110	324,560
CF Industries Holdings, Inc.	1,424	289,300
PPG Industries, Inc.	1,370	185,430
Mosaic Co.	3,190	180,650
Ball Corp.	3,830	171,393
Ecolab, Inc.	2,219	159,546
FMC Corp.	2,218	129,797
Total Materials		1,806,104

ENERGY - 5.7%
Tesoro Corp.	13,960	614,938
Denbury Resources, Inc.*	31,470	509,814
EOG Resources, Inc.	1,980	239,164
Noble Energy, Inc.	1,690	171,941
Pioneer Natural Resources Co.	1,286	137,075
Total Energy		1,672,932

CONSUMER STAPLES - 1.9%
Monster Beverage Corp.*	4,190	221,567
Constellation Brands, Inc. — Class A*	5,250	185,798
Dr Pepper Snapple Group, Inc.	3,390	149,770
Total Consumer Staples		557,135

TELECOMMUNICATION SERVICES - 1.1%
Crown Castle International Corp.*	4,340	313,174
Total Common Stocks
(Cost $24,481,210)		29,303,098

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 1.0%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$302,884	$302,884
Total Repurchase Agreement
(Cost $302,884)		302,884

SECURITIES LENDING COLLATERAL††,3 - 0.5%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	89,593	89,593
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	56,863	56,863
Total Securities Lending Collateral
(Cost $146,456)		146,456
Total Investments - 101.5%
(Cost $24,930,550)		$29,752,438
Other Assets & Liabilities, net - (1.5)%		(426,882)
Total Net Assets - 100.0%		$29,325,556

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10. plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500 PURE Growth FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $148,912 of securities loaned
(cost $24,481,210)	$29,303,098
Repurchase agreements, at value
(cost $449,340)	449,340
Total investments
(cost $24,930,550)	29,752,438
Receivables:
Fund shares sold	48,568
Dividends	16,862
Interest	559
Total assets	29,818,427
Liabilities:
Payable for:
Securities purchased	205,080
Payable upon return of securities loaned	146,456
Fund shares redeemed	42,703
Management fees	18,927
Transfer agent and administrative fees	6,309
Investor service fees	6,309
Portfolio accounting fees	2,524
Miscellaneous	64,563
Total liabilities	492,871
Net assets	29,325,556
Net assets consist of:
Paid in capital	$23,919,062
Undistributed net investment income	—
Accumulated net realized gain on investments	584,606
Net unrealized appreciation on investments	4,821,888
Net assets	$29,325,556
Capital shares outstanding	870,392
Net asset value per share	$33.69

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$375,429
Income from securities lending, net	2,259
Interest	213
Total investment income	377,901

Expenses:
Management fees	253,451
Transfer agent and administrative fees	84,484
Investor service fees	84,484
Portfolio accounting fees	33,793
Professional fees	31,826
Custodian fees	6,876
Trustees’ fees*	3,787
Miscellaneous	34,405
Total expenses	533,106
Net investment loss	(155,205)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,184,686
Net realized gain	6,184,686
Net change in unrealized appreciation (depreciation) on:
Investments	(1,685,662)
Net change in unrealized appreciation (depreciation)	(1,685,662)
Net realized and unrealized gain	4,499,024
Net increase in net assets resulting from operations	$4,343,819

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500 PURE Growth FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(155,205)	$(382,369)
Net realized gain on investments	6,184,686	192,209
Net change in unrealized appreciation (depreciation) on investments	(1,685,662)	(3,041,473)
Net increase (decrease) in net assets resulting from operations	4,343,819	(3,231,633)

Distributions to shareholders from:
Net realized gains	(245,728)	—
Total distributions to shareholders	(245,728)	—

Capital share transactions:
Proceeds from sale of shares	128,493,607	230,679,908
Distributions reinvested	245,728	—
Cost of shares redeemed	(141,577,701)	(238,683,634)
Net decrease from capital share transactions	(12,838,366)	(8,003,726)
Net decrease in net assets	(8,740,275)	(11,235,359)

Net assets:
Beginning of year	38,065,831	49,301,190
End of year	$29,325,556	$38,065,831
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	3,926,086	7,395,202
Shares issued from reinvestment of distributions	7,542	—
Shares redeemed	(4,332,514)	(7,751,645)
Net decrease in shares	(398,886)	(356,443)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 15

S&P 500 PURE Growth FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$29.99	$30.33	$24.25	$16.47	$27.36
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.25)	(.20)	(.10)	(.09)
Net gain (loss) on investments (realized and unrealized)	4.13	(.09)	6.28	7.88	(10.80)
Total from investment operations	3.98	(.34)	6.08	7.78	(10.89)
Less distributions from:
Net realized gains	(.28)	—	—	—	—
Total distributions	(.28)	—	—	—	—
Net asset value, end of period	$33.69	$29.99	$30.33	$24.25	$16.47

Total Return[b]	13.31%	(1.09%)	25.03%	47.24%	(39.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,326	$38,066	$49,301	$34,481	$13,207
Ratios to average net assets:
Net investment loss	(0.46%)	(0.81%)	(0.77%)	(0.53%)	(0.40%)
Total expenses	1.58%	1.64%	1.57%	1.55%	1.51%
Net expenses[c]	1.58%	1.61%	1.57%	1.55%	1.51%
Portfolio turnover rate	391%	423%	356%	497%	360%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.

16 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 17

performance report and FUND PROFILE (Unaudited)	December 31, 2012

S&P 500 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2012, S&P 500 Pure Value Fund returned 22.23%, compared with a gain of 25.57% for the underlying index.

The large-cap value stocks that comprise the underlying index outperformed their large-cap growth stock counterparts. The Financials sector was the leading contributor to performance, followed by the Energy sector. All sectors contributed to return, but the weakest-performing sectors were Utilities and Consumer Staples.

The strongest contributors to performance of the underlying index for the year included Whirlpool Corp., Computer Sciences Corp. and Tesoro Corp. The stocks detracting most from performance of the underlying index were Best Buy Co., Inc., J.C. Penney Co., Inc. and Hewlett-Packard Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)

Genworth Financial, Inc. — Class A	2.3%
WellPoint, Inc.	2.1%
Assurant, Inc.	1.9%
Xerox Corp.	1.7%
Cliffs Natural Resources, Inc.	1.7%
Hartford Financial Services Group, Inc.	1.6%
Valero Energy Corp.	1.6%
Humana, Inc.	1.6%
Archer-Daniels-Midland Co.	1.6%
Tyson Foods, Inc. — Class A	1.5%
Top Ten Total	17.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P 500 Pure Value Fund	22.23%	2.03%	4.33%
S&P 500 Pure Value Index	25.57%	4.40%	8.14%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P 500 PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 98.8%

Financials - 31.0%
Genworth Financial, Inc. — Class A*	89,077	$668,968
Assurant, Inc.	15,709	545,102
Hartford Financial Services Group, Inc.	21,030	471,913
MetLife, Inc.	12,282	404,569
American International Group, Inc.*	10,475	369,768
Lincoln National Corp.	14,188	367,469
Unum Group	17,282	359,811
Allstate Corp.	7,730	310,515
Principal Financial Group, Inc.	10,486	299,061
SunTrust Banks, Inc.	10,540	298,809
Leucadia National Corp.	12,270	291,903
Citigroup, Inc.	6,884	272,331
NASDAQ OMX Group, Inc.	10,684	267,207
Legg Mason, Inc.	9,899	254,602
JPMorgan Chase & Co.	5,655	248,650
NYSE Euronext	7,842	247,337
XL Group plc — Class A	9,228	231,254
Goldman Sachs Group, Inc.	1,807	230,501
E*TRADE Financial Corp.*	25,340	226,793
Loews Corp.	5,450	222,088
Capital One Financial Corp.	3,732	216,195
PNC Financial Services Group, Inc.	3,583	208,925
Travelers Companies, Inc.	2,720	195,350
Morgan Stanley	10,051	192,175
ACE Ltd.	2,284	182,263
Fifth Third Bancorp	11,668	177,237
People’s United Financial, Inc.	13,360	161,522
CME Group, Inc. — Class A	3,010	152,637
Torchmark Corp.	2,891	149,378
State Street Corp.	3,070	144,321
BB&T Corp.	4,654	135,478
Aflac, Inc.	2,310	122,707
Chubb Corp.	1,420	106,954
Wells Fargo & Co.	3,090	105,616
Berkshire Hathaway, Inc. — Class B*	1,150	103,155
Total Financials		8,942,564

Energy - 13.2%
Valero Energy Corp.	13,737	468,706
Hess Corp.	8,036	425,586
Phillips 66	7,500	398,250
ConocoPhillips	6,600	382,734
Nabors Industries Ltd.*	23,880	345,066
Murphy Oil Corp.	5,480	326,334
Newfield Exploration Co.*	10,120	271,014
Peabody Energy Corp.	8,010	213,146
Baker Hughes, Inc.	4,100	167,444
Apache Corp.	1,870	146,795
Chevron Corp.	1,240	134,094
Rowan Companies plc — Class A*	3,860	120,702
Marathon Oil Corp.	3,935	120,647
WPX Energy, Inc.*	7,440	110,707
Devon Energy Corp.	1,850	96,274
Ensco plc — Class A	1,570	93,070
Total Energy		3,820,569

Health Care - 11.0%
WellPoint, Inc.	10,000	609,199
Humana, Inc.	6,790	465,998
Cardinal Health, Inc.	7,638	314,533
Aetna, Inc.	6,750	312,525
Coventry Health Care, Inc.	6,284	281,712
McKesson Corp.	2,856	276,918
AmerisourceBergen Corp. — Class A	5,744	248,026
Tenet Healthcare Corp.*	7,632	247,811
Cigna Corp.	4,002	213,947
UnitedHealth Group, Inc.	3,470	188,213
Total Health Care		3,158,882

Consumer Discretionary - 9.8%
Ford Motor Co.	25,618	331,753
Staples, Inc.	25,163	286,858
Big Lots, Inc.*	10,050	286,024
Goodyear Tire & Rubber Co.*	18,342	253,303
Johnson Controls, Inc.	7,422	227,855
JC Penney Company, Inc.[1]	11,245	221,640
Washington Post Co. — Class B	573	209,265
Whirlpool Corp.	1,941	197,497
Kohl’s Corp.	4,290	184,384
Harman International Industries, Inc.	4,060	181,238
Apollo Group, Inc. — Class A*	7,440	155,645
Best Buy Company, Inc.	9,066	107,432
Macy’s, Inc.	2,560	99,891
Target Corp.	1,630	96,447
Total Consumer Discretionary		2,839,232

Consumer Staples - 8.9%
Archer-Daniels-Midland Co.	16,874	462,179
Tyson Foods, Inc. — Class A	22,559	437,645
Safeway, Inc.[1]	23,096	417,806
Kroger Co.	8,942	232,671
Walgreen Co.	6,180	228,722
CVS Caremark Corp.	4,037	195,189
Dean Foods Co.*	10,879	179,612
Molson Coors Brewing Co. — Class B	3,830	163,886
Mondelez International, Inc. — Class A	5,830	148,490
Sysco Corp.	3,536	111,950
Total Consumer Staples		2,578,150

Information Technology - 7.2%
Xerox Corp.	72,162	492,144
Jabil Circuit, Inc.	19,616	378,393
Dell, Inc.	37,089	375,712
Western Digital Corp.	7,997	339,793
SAIC, Inc.	23,495	265,963
Corning, Inc.	17,284	218,124
Total Information Technology		2,070,129

Industrials - 6.8%
L-3 Communications Holdings, Inc.	3,703	283,723
Ryder System, Inc.	5,523	275,763
Fluor Corp.	4,270	250,820
Jacobs Engineering Group, Inc.*	5,405	230,091
Northrop Grumman Corp.	2,765	186,859

20 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
S&P 500 PURE VALUE FUND

	Shares	Value

General Dynamics Corp.	2,220	$153,779
Textron, Inc.	5,530	137,089
FedEx Corp.	1,290	118,319
Pitney Bowes, Inc.	11,110	118,211
Raytheon Co.	1,780	102,457
Avery Dennison Corp.	2,760	96,379
Total Industrials		1,953,490

Materials - 6.1%
Cliffs Natural Resources, Inc.	12,490	481,615
United States Steel Corp.[1]	16,420	391,945
Alcoa, Inc.	44,947	390,140
Allegheny Technologies, Inc.	9,440	286,598
LyondellBasell Industries N.V. — Class A	1,840	105,046
Dow Chemical Co.	3,220	104,070
Total Materials		1,759,414

Utilities - 4.4%
NRG Energy, Inc.	13,280	305,307
Pepco Holdings, Inc.	9,647	189,178
Ameren Corp.	5,370	164,967
Exelon Corp.	4,160	123,718
Entergy Corp.	1,860	118,575
Integrys Energy Group, Inc.	1,893	98,852
FirstEnergy Corp.	2,230	93,125
Public Service Enterprise Group, Inc.	2,990	91,494
PPL Corp.	3,170	90,757
Total Utilities		1,275,973

Telecommunication Services - 0.4%
Frontier Communications Corp.[1]	25,775	110,317

Total Common Stocks
(Cost $24,859,328)		28,508,720

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$187,167	$187,167
Total Repurchase Agreement
(Cost $187,167)		187,167

SECURITIES LENDING COLLATERAL††,3 - 1.6%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	288,833	288,833
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	183,316	183,316
Total Securities Lending Collateral
(Cost $472,149)		472,149
Total Investments - 101.0%
(Cost $25,518,644)		$29,168,036
Other Assets & Liabilities, net - (1.0)%		(290,614)
Total Net Assets - 100.0%		$28,877,422

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10. plc — Public Limited Company

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 21

S&P 500 PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $465,403 of securities loaned
(cost $24,859,328)	$28,508,720
Repurchase agreements, at value
(cost $659,316)	659,316
Total investments
(cost $25,518,644)	29,168,036
Cash	1,259
Receivables:
Fund shares sold	1,483,135
Dividends	26,001
Interest	596
Total assets	30,679,027
Liabilities:
Payable for:
Securities purchased	1,224,595
Payable upon return of securities loaned	472,149
Fund shares redeemed	29,488
Management fees	16,351
Transfer agent and administrative fees	5,450
Investor service fees	5,450
Portfolio accounting fees	2,180
Miscellaneous	45,942
Total liabilities	1,801,605
Net assets	$28,877,422
Net assets consist of:
Paid in capital	$31,393,836
Undistributed net investment income	99,948
Accumulated net realized loss on investments	(6,265,754)
Net unrealized appreciation on investments	3,649,392
Net assets	$28,877,422
Capital shares outstanding	301,373
Net asset value per share	$95.82

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$499,897
Income from securities lending, net	2,570
Interest	153
Total investment income	502,620

Expenses:
Management fees	190,857
Transfer agent and administrative fees	63,619
Investor service fees	63,619
Portfolio accounting fees	25,447
Professional fees	24,186
Custodian fees	5,120
Trustees’ fees*	2,733
Miscellaneous	25,421
Total expenses	401,002
Net investment income	101,618

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,821,072
Net realized gain	2,821,072
Net change in unrealized appreciation (depreciation) on:
Investments	1,594,160
Net change in unrealized appreciation (depreciation)	1,594,160
Net realized and unrealized gain	4,415,232
Net increase in net assets resulting from operations	$4,516,850

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$101,618	$113,232
Net realized gain (loss) on investments	2,821,072	(1,907,648)
Net change in unrealized appreciation (depreciation) on investments	1,594,160	(1,637,848)
Net increase (decrease) in net assets resulting from operations	4,516,850	(3,432,264)

Distributions to shareholders from:
Net investment income	(111,576)	(8,103)
Total distributions to shareholders	(111,576)	(8,103)

Capital share transactions:
Proceeds from sale of shares	142,596,560	261,707,044
Distributions reinvested	111,576	8,103
Cost of shares redeemed	(149,782,746)	(255,971,396)
Net increase (decrease) from capital share transactions	(7,074,610)	5,743,751
Net increase (decrease) in net assets	(2,669,336)	2,303,384

Net assets:
Beginning of year	31,546,758	29,243,374
End of year	$28,877,422	$31,546,758
Undistributed net investment income at end of year	$99,948	$113,232

Capital share activity:
Shares sold	1,632,941	3,203,719
Shares issued from reinvestment of distributions	1,243	101
Shares redeemed	(1,733,240)	(3,162,705)
Net increase (decrease) in shares	(99,056)	41,115

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 23

S&P 500 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$78.78	$81.39	$68.16	$45.81	$126.85
Income (loss) from investment operations:
Net investment income[a]	.35	.29	.02	.65	2.35
Net gain (loss) on investments (realized and unrealized)	17.13	(2.88)	13.79	22.78	(65.04)
Total from investment operations	17.48	(2.59)	13.81	23.43	(62.69)
Less distributions from:
Net investment income	(.44)	(.02)	(.58)	(1.08)	(1.15)
Net realized gains	—	—	—	—	(17.20)
Total distributions	(.44)	(.02)	(.58)	(1.08)	(18.35)
Net asset value, end of period	$95.82	$78.78	$81.39	$68.16	$45.81

Total Return[b]	22.23%	(3.17%)	20.32%	51.22%	(48.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,877	$31,547	$29,243	$27,851	$9,479
Ratios to average net assets:
Net investment income	0.40%	0.35%	0.03%	1.18%	2.42%
Total expenses	1.58%	1.61%	1.56%	1.54%	1.51%
Portfolio turnover rate	523%	724%	425%	421%	389%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

24 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

This page intentionally left blank.

the RYDEX FUNDS ANNUAL REPORT | 25

performance report and FUND PROFILE (Unaudited)	December 31, 2012

S&P MIDCAP 400 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2012, S&P MidCap 400 Pure Growth Fund returned 16.05%, compared with a gain of 17.30% gain for the underlying index.

Mid-cap growth stocks underperformed their mid-cap value stock counterparts, with Health Care and Information Technology sectors contributing most to return. The Energy sector was the largest detractor from performance, followed by the Telecommunications Services sector.

Regeneron Pharmaceuticals, Inc., Equinix, Inc. and Catalyst Health Solutions, Inc. added the most to return of the underlying index for the year. ITT Educational Services, Inc., Strayer Education, Inc. and Deckers Outdoor Corp. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Chico’s FAS, Inc.	2.8%
Semtech Corp.	2.3%
HollyFrontier Corp.	2.2%
Worthington Industries, Inc.	2.0%
First American Financial Corp.	2.0%
Terex Corp.	1.9%
Thor Industries, Inc.	1.9%
Rackspace Hosting, Inc.	1.8%
PVH Corp.	1.7%
Cathay General Bancorp	1.7%
Top Ten Total	20.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P MidCap 400
Pure Growth Fund	16.05%	8.89%	8.77%
S&P MidCap 400
Pure Growth Index	17.30%	10.64%	10.96%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

     Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P MIDCAP 400 PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer Discretionary - 28.2%
Chico’s FAS, Inc.	49,600	$915,617
Thor Industries, Inc.	16,270	608,986
PVH Corp.	4,963	550,944
Williams-Sonoma, Inc.	12,100	529,617
LKQ Corp.*	24,142	509,396
Ascena Retail Group, Inc.*	27,460	507,735
Polaris Industries, Inc.	4,879	410,568
Jarden Corp.	7,810	403,777
Under Armour, Inc. — Class A*,1	7,598	368,731
Foot Locker, Inc.	10,800	346,896
Cinemark Holdings, Inc.	13,350	346,833
Bob Evans Farms, Inc.	8,462	340,172
Gentex Corp.	17,929	337,424
ANN, Inc.*	8,950	302,868
MDC Holdings, Inc.	7,230	265,774
Dick’s Sporting Goods, Inc.	5,420	246,555
American Eagle Outfitters, Inc.	10,580	216,996
Service Corporation International	15,430	213,088
AMC Networks, Inc. — Class A*	4,280	211,860
Toll Brothers, Inc.*	6,220	201,093
Lamar Advertising Co. — Class A*	5,170	200,338
Warnaco Group, Inc.*	2,737	195,887
Cabela’s, Inc.*	4,670	194,973
HSN, Inc.	3,453	190,191
Hanesbrands, Inc.*	5,200	186,264
Carter’s, Inc.*	3,033	168,786
Tractor Supply Co.	1,806	159,578
Total Consumer Discretionary		9,130,947

Information Technology - 22.0%
Semtech Corp.*	25,906	749,979
Rackspace Hosting, Inc.*	7,880	585,248
CoreLogic, Inc.*	19,940	536,785
Equinix, Inc.*	2,411	497,148
Alliance Data Systems Corp.*	2,994	433,411
ValueClick, Inc.*	21,130	410,133
WEX, Inc.*	5,140	387,402
Ciena Corp.*	24,300	381,510
NeuStar, Inc. — Class A*	8,483	355,692
Skyworks Solutions, Inc.*	17,220	349,566
Mentor Graphics Corp.*	19,340	329,167
Trimble Navigation Ltd.*	4,824	288,379
SolarWinds, Inc.*	5,266	276,202
InterDigital, Inc.[1]	6,430	264,273
Itron, Inc.*	5,640	251,262
Concur Technologies, Inc.*	3,637	245,570
ACI Worldwide, Inc.*	5,180	226,314
Cree, Inc.*	5,760	195,725
Atmel Corp.*	25,680	168,204
Cadence Design Systems, Inc.*	11,840	159,958
Total Information Technology		7,091,928

Industrials - 15.8%
Terex Corp.*	22,030	619,264
Alaska Air Group, Inc.*	10,617	457,487
Valmont Industries, Inc.	2,826	385,891
Nordson Corp.	5,600	353,473
Shaw Group, Inc.*	7,200	335,592
Timken Co.	6,680	319,504
Copart, Inc.*	10,382	306,269
Lincoln Electric Holdings, Inc.	5,980	291,106
Lennox International, Inc.	5,460	286,759
Corrections Corporation of America	7,920	280,922
J.B. Hunt Transport Services, Inc.	4,620	275,860
Fortune Brands Home & Security, Inc.*	9,130	266,779
AMETEK, Inc.	5,462	205,207
Wabtec Corp.	2,206	193,113
Graco, Inc.	3,560	183,304
Clean Harbors, Inc.*	3,244	178,452
B/E Aerospace, Inc.*	3,160	156,104
Total Industrials		5,095,086

Financials - 14.2%
First American Financial Corp.	27,000	650,430
Cathay General Bancorp	27,865	543,367
City National Corp.	10,438	516,890
Washington Federal, Inc.	28,238	476,375
SVB Financial Group*	7,660	428,730
Synovus Financial Corp.	174,060	426,447
Jefferies Group, Inc.	20,660	383,656
Affiliated Managers Group, Inc.*	2,390	311,058
Signature Bank*	3,676	262,246
Jones Lang LaSalle, Inc.	2,790	234,193
Waddell & Reed Financial, Inc. — Class A	5,530	192,555
Eaton Vance Corp.	5,530	176,131
Total Financials		4,602,078

Health Care - 7.5%
Regeneron Pharmaceuticals, Inc.*	3,132	535,792
United Therapeutics Corp.*	8,982	479,818
Vertex Pharmaceuticals, Inc.*	10,420	437,015
ResMed, Inc.	9,073	377,164
Cooper Companies, Inc.	2,369	219,085
Thoratec Corp.*	5,515	206,923
Charles River Laboratories International, Inc.*	4,220	158,123
Total Health Care		2,413,920

Materials - 6.1%
Worthington Industries, Inc.	25,277	656,949
Valspar Corp.	6,480	404,352
Louisiana-Pacific Corp.*	15,010	289,993
NewMarket Corp.	1,036	271,639
Royal Gold, Inc.	2,173	176,687
Packaging Corporation of America	4,280	164,652
Total Materials		1,964,272

Energy - 3.6%
HollyFrontier Corp.	15,450	719,198
Northern Oil and Gas, Inc.*	26,615	447,664
Total Energy		1,166,862

28 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
S&P MIDCAP 400 PURE GROWTH FUND

	Shares	Value
Consumer Staples - 1.4%
Ingredion, Inc.	7,168	$461,834
Telecommunication Services - 0.7%
tw telecom, Inc. — Class A*	9,320	237,380
Total Common Stocks
(Cost $28,416,408)		32,164,307

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.5%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$171,380	171,380
Total Repurchase Agreement
(Cost $171,380)		171,380

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,3 - 0.8%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$167,161	$167,161
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	106,094	106,094
Total Securities Lending Collateral
(Cost $273,255)		273,255
Total Investments - 100.8%
(Cost $28,861,043)		$32,608,942
Other Assets & Liabilities, net - (0.8)%		(265,880)
Total Net Assets - 100.0%		$32,343,062

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $274,249 of securities loaned
(cost $28,416,408)	$32,164,307
Repurchase agreements, at value
(cost $444,635)	444,635
Total investments
(cost $28,861,043)	32,608,942
Receivables:
Fund shares sold	724,907
Dividends	3,507
Interest	779
Total assets	33,338,135

Liabilities:
Payable for:
Securities purchased	472,950
Payable upon return of securities loaned	273,255
Fund shares redeemed	155,116
Management fees	17,272
Transfer agent and administrative fees	5,757
Investor service fees	5,757
Portfolio accounting fees	2,303
Miscellaneous	62,663
Total liabilities	995,073
Net assets	$32,343,062
Net assets consist of:
Paid in capital	$25,725,070
Undistributed net investment income	—
Accumulated net realized gain on investments	2,870,093
Net unrealized appreciation on investments	3,747,899
Net assets	$32,343,062
Capital shares outstanding	933,048
Net asset value per share	$34.66

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$257,854
Income from securities lending, net	5,348
Interest	169
Total investment income	263,371

Expenses:
Management fees	197,718
Transfer agent and administrative fees	65,906
Investor service fees	65,906
Portfolio accounting fees	26,362
Professional fees	22,656
Custodian fees	5,219
Trustees’ fees*	3,022
Miscellaneous	28,476
Total expenses	415,265
Net investment loss	(151,894)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,796,822
Net realized gain	4,796,822
Net change in unrealized appreciation (depreciation) on:
Investments	(1,218,689)
Net change in unrealized appreciation (depreciation)	(1,218,689)
Net realized and unrealized gain	3,578,133
Net increase in net assets resulting from operations	$3,426,239

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(151,894)	$(564,881)
Net realized gain on investments	4,796,822	5,778,505
Net change in unrealized appreciation (depreciation) on investments	(1,218,689)	(5,963,605)
Net increase (decrease) in net assets resulting from operations	3,426,239	(749,981)

Distributions to shareholders from:
Net realized gains	(4,252,045)	(1,787,658)
Total distributions to shareholders	(4,252,045)	(1,787,658)

Capital share transactions:
Proceeds from sale of shares	47,178,312	97,830,713
Distributions reinvested	4,252,045	1,787,658
Cost of shares redeemed	(45,640,576)	(131,880,115)
Net increase (decrease) from capital share transactions	5,789,781	(32,261,744)
Net increase (decrease) in net assets	4,963,975	(34,799,383)

Net assets:
Beginning of year	27,379,087	62,178,470
End of year	$32,343,062	$27,379,087
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,219,241	2,391,774
Shares issued from reinvestment of distributions	127,536	47,519
Shares redeemed	(1,163,637)	(3,275,926)
Net increase (decrease) in shares	183,140	(836,633)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$36.51	$39.19	$29.56	$18.85	$29.51
Income (loss) from investment operations:
Net investment loss[a]	(.23)	(.52)	(.35)	(.25)	(.24)
Net gain (loss) on investments (realized and unrealized)	5.80	.34	9.98	10.96	(10.42)
Total from investment operations	5.57	(.18)	9.63	10.71	(10.66)
Less distributions from:
Net realized gains	(7.42)	(2.50)	—	—	—
Total distributions	(7.42)	(2.50)	—	—	—
Net asset value, end of period	$34.66	$36.51	$39.19	$29.56	$18.85

Total Return[b]	16.05%	(0.66%)	32.58%	56.82%	(36.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,343	$27,379	$62,178	$44,918	$11,695
Ratios to average net assets:
Net investment loss	(0.58%)	(1.26%)	(1.06%)	(1.01%)	(0.89%)
Total expenses	1.58%	1.61%	1.56%	1.55%	1.51%
Portfolio turnover rate	234%	202%	304%	244%	381%

a Net investment loss per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

32 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

S&P MIDCAP 400 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2012, S&P MidCap 400 Pure Value Fund returned 16.99%, compared with a return of 19.65% for the underlying index.

Mid-cap value stocks outperformed their mid-cap growth stock counterparts. The sectors contributing most to performance were Financials and Industrials. The Consumer Staples and Telecommunications Services sectors detracted the most from return.

First American Financial Corp., Community Health Systems, Inc. and HollyFrontier Corp. contributed the most to return of the underlying index for the year. RadioShack Corp., Patriot Coal and Health Net, Inc. detracted the most from return of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Ingram Micro, Inc. — Class A	2.4%
JetBlue Airways Corp.	2.4%
URS Corp.	2.2%
Hanover Insurance Group, Inc.	2.1%
Tech Data Corp.	2.1%
Mantech International Corp. — Class A	2.0%
Reinsurance Group of America, Inc. — Class A	2.0%
Community Health Systems, Inc.	1.9%
Avnet, Inc.	1.9%
Arrow Electronics, Inc.	1.9%
Top Ten Total	20.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P MidCap 400
Pure Value Fund	16.99%	2.69%	5.48%
S&P MidCap 400
Pure Value Index	19.65%	5.03%	7.80%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P MIDCAP 400 PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.3%
INDUSTRIALS - 22.6%
JetBlue Airways Corp.*	58,784	$335,657
URS Corp.	7,788	305,756
General Cable Corp.*	8,270	251,491
Manpower, Inc.	5,529	234,651
Oshkosh Corp.*	6,460	191,539
Con-way, Inc.	6,390	177,770
Huntington Ingalls Industries, Inc.	4,070	176,394
AECOM Technology Corp.*	7,022	167,123
UTI Worldwide, Inc.	12,110	162,274
Alliant Techsystems, Inc.	2,490	154,280
AGCO Corp.*	3,100	152,272
Exelis, Inc.	13,000	146,510
Trinity Industries, Inc.	3,310	118,564
Brink’s Co.	3,892	111,039
RR Donnelley & Sons Co.[1]	12,020	108,180
FTI Consulting, Inc.*	3,150	103,950
KBR, Inc.	2,831	84,704
Granite Construction, Inc.	2,460	82,705
Esterline Technologies Corp.*	1,100	69,971
SPX Corp.	900	63,135
Total Industrials		3,197,965

FINANCIALS - 21.0%
Hanover Insurance Group, Inc.	7,604	294,579
Reinsurance Group of America,
Inc. — Class A	5,296	283,442
StanCorp Financial Group, Inc.	6,681	244,992
Protective Life Corp.	7,953	227,297
American Financial Group, Inc.	4,744	187,483
Aspen Insurance Holdings Ltd.	5,830	187,026
Old Republic International Corp.	15,959	169,963
Kemper Corp.	5,648	166,616
Everest Re Group Ltd.	1,323	145,464
First Niagara Financial Group, Inc.	15,434	122,392
Astoria Financial Corp.	12,626	118,179
Associated Banc-Corp.	8,670	113,750
BancorpSouth, Inc.	6,603	96,008
International Bancshares Corp.	5,186	93,607
Mercury General Corp.	2,350	93,272
HCC Insurance Holdings, Inc.	2,216	82,457
FirstMerit Corp.	5,300	75,207
Apollo Investment Corp.	8,955	74,863
WR Berkley Corp.	1,875	70,763
New York Community Bancorp, Inc.[1]	4,330	56,723
Janus Capital Group, Inc.	6,280	53,506
Total Financials		2,957,589

INFORMATION TECHNOLOGY - 15.9%
Ingram Micro, Inc. — Class A*	20,393	345,049
Tech Data Corp.*	6,431	292,803
Mantech International Corp. — Class A	11,130	288,712
Avnet, Inc.*	8,770	268,450
Arrow Electronics, Inc.*	6,948	264,580
Monster Worldwide, Inc.*	37,640	211,537
Vishay Intertechnology, Inc.*	16,890	179,541
Lexmark International, Inc. — Class A1	6,570	152,359
Convergys Corp.	4,410	72,368
Intersil Corp. — Class A	7,660	63,501
Diebold, Inc.	1,880	57,547
QLogic Corp.*	5,840	56,823
Total Information Technology		2,253,270

HEALTH CARE - 10.3%
Community Health Systems, Inc.	8,985	276,198
LifePoint Hospitals, Inc.*	6,028	227,557
WellCare Health Plans, Inc.*	4,030	196,221
Health Net, Inc.*	7,911	192,237
Health Management Associates,
Inc. — Class A*	19,440	181,181
Owens & Minor, Inc.	6,268	178,701
Omnicare, Inc.	2,857	103,138
Universal Health Services,
Inc. — Class B	2,020	97,667
Total Health Care		1,452,900

MATERIALS - 8.7%
Commercial Metals Co.	17,287	256,886
Domtar Corp.	2,090	174,557
Steel Dynamics, Inc.	12,280	168,604
Reliance Steel & Aluminum Co.	2,510	155,871
Greif, Inc. — Class A	2,680	119,260
Rock-Tenn Co. — Class A	1,590	111,157
Minerals Technologies, Inc.	2,370	94,610
Cabot Corp.	2,157	85,827
Olin Corp.	2,770	59,804
Total Materials		1,226,576

CONSUMER DISCRETIONARY - 7.0%
Scholastic Corp.	6,822	201,658
Barnes & Noble, Inc.*,1	9,207	138,933
Saks, Inc.*,1	9,860	103,629
Rent-A-Center, Inc.	2,630	90,367
Valassis Communications, Inc.[1]	3,490	89,972
WMS Industries, Inc.*	4,920	86,100
Wendy’s Co.	16,135	75,835
Regis Corp.	4,472	75,666
DeVry, Inc.	3,000	71,190
Aeropostale, Inc.*	4,500	58,545
Total Consumer Discretionary		991,895

ENERGY - 6.3%
Superior Energy Services, Inc.*	9,730	201,605
World Fuel Services Corp.	4,420	181,971
Alpha Natural Resources, Inc.*	12,740	124,088
Arch Coal, Inc.[1]	15,660	114,631
Tidewater, Inc.	1,850	82,658
Bill Barrett Corp.*	4,040	71,872
Helix Energy Solutions Group, Inc.*	3,290	67,906
Unit Corp.*	1,210	54,511
Total Energy		899,242

36 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
S&P MIDCAP 400 PURE VALUE FUND

	Shares	Value

CONSUMER STAPLES - 4.2%
Smithfield Foods, Inc.*	11,053	$238,413
Universal Corp.	3,397	169,544
Harris Teeter Supermarkets, Inc.	2,820	108,739
Post Holdings, Inc.*	2,350	80,488
Total Consumer Staples		597,184

UTILITIES - 2.0%
Great Plains Energy, Inc.	4,763	96,737
UGI Corp.	2,066	67,579
Hawaiian Electric Industries, Inc.	2,550	64,107
Atmos Energy Corp.	1,544	54,225
Total Utilities		282,648

TELECOMMUNICATION SERVICES - 1.5%
Telephone & Data Systems, Inc.	9,717	$215,134
Total Common Stocks
(Cost $12,443,471)		14,074,403

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$85,515	$85,515
Total Repurchase Agreement
(Cost $85,515)		85,515

SECURITIES LENDING COLLATERAL††,3 - 2.0%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	174,248	174,248
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	110,591	110,591
Total Securities Lending Collateral
(Cost $284,839)		284,839
Total Investments - 101.9%
(Cost $12,813,825)		$14,444,757
Other Assets & Liabilities, net - (1.9)%		(273,178)
Total Net Assets - 100.0%		$14,171,579

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400 PURE VALUE FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $273,403 of securities loaned
(cost $12,443,471)	$14,074,403
Repurchase agreements, at value
(cost $370,354)	370,354
Total investments
(cost $12,813,825)	14,444,757
Receivables:
Fund shares sold	1,234,424
Securities sold	109,571
Dividends	10,132
Interest	196
Total assets	15,799,080
Liabilities:
Payable for:
Securities purchased	1,301,505
Payable upon return of securities loaned	284,839
Management fees	6,889
Fund shares redeemed	2,830
Transfer agent and administrative fees	2,296
Investor service fees	2,296
Portfolio accounting fees	919
Miscellaneous	25,927
Total liabilities	1,627,501
Net assets	$14,171,579
Net assets consist of:
Paid in capital	$14,938,015
Undistributed net investment income	21,268
Accumulated net realized loss on investments	(2,418,636)
Net unrealized appreciation on investments	1,630,932
Net assets	$14,171,579
Capital shares outstanding	164,228
Net asset value per share	$86.29

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$256,076
Income from securities lending, net	727
Interest	77
Total investment income	256,880

Expenses:
Management fees	111,832
Transfer agent and administrative fees	37,277
Investor service fees	37,277
Portfolio accounting fees	14,911
Professional fees	14,720
Custodian fees	3,070
Trustees’ fees*	1,481
Miscellaneous	15,044
Total expenses	235,612
Net investment income	21,268

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,529,506
Net realized gain	2,529,506
Net change in unrealized appreciation
(depreciation) on:
Investments	268,575
Net change in unrealized appreciation
(depreciation)	268,575
Net realized and unrealized gain	2,798,081
Net increase in net assets resulting from operations	$2,819,349

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$21,268	$(2,336)
Net realized gain (loss) on investments	2,529,506	(407,767)
Net change in unrealized appreciation (depreciation) on investments	268,575	(1,069,872)
Net increase (decrease) in net assets resulting from operations	2,819,349	(1,479,975)

Capital share transactions:
Proceeds from sale of shares	45,273,539	64,054,761
Cost of shares redeemed	(56,820,860)	(55,550,335)
Net increase (decrease) from capital share transactions	(11,547,321)	8,504,426
Net increase (decrease) in net assets	(8,727,972)	7,024,451

Net assets:
Beginning of year	22,899,551	15,875,100
End of year	$14,171,579	$22,899,551
Undistributed net investment income at end of year	$21,268	$—

Capital share activity:
Shares sold	554,487	816,848
Shares redeemed	(700,682)	(706,250)
Net increase (decrease) in shares	(146,195)	110,598

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$73.77	$79.45	$66.83	$43.46	$104.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	(.01)	(.03)	.50	1.75
Net gain (loss) on investments (realized and unrealized)	12.41	(5.67)	13.44	23.46	(47.84)
Total from investment operations	12.52	(5.68)	13.41	23.96	(46.09)
Less distributions from:
Net investment income	—	—	(.79)	(.59)	—
Net realized gains	—	—	—	—	(14.65)
Total distributions	—	—	(.79)	(.59)	(14.65)
Net asset value, end of period	$86.29	$73.77	$79.45	$66.83	$43.46

Total Return[b]	16.99%	(7.15%)	20.13%	55.22%	(43.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,172	$22,900	$15,875	$29,506	$7,595
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.01%)	(0.05%)	0.90%	2.06%
Total expenses	1.58%	1.61%	1.54%	1.54%	1.51%
Portfolio turnover rate	290%	334%	250%	321%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

40 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 41

performance report and FUND PROFILE (Unaudited)	December 31, 2012

S&P SMALLCAP 600 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2012, S&P SmallCap 600 Pure Growth Fund rose 10.61%, compared with a gain of 13.04% for the underlying index.

Small-cap growth stocks underperformed their small-cap value stock counterparts. The Information Technology sector and the Health Care sector, the two largest in the Fund, added the most to return. The Telecommunications Services sector was the only detractor from return.

The best-performing stocks of the underlying index were Cirrus Logic, Inc., Medidata Solutions, Inc. and MWI Veterinary Supply, Inc. The weakest performers of the underlying index were Quality Systems, Inc., The Dolan Co. and LogMeIn, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
3D Systems Corp.	2.1%
Cirrus Logic, Inc.	1.8%
Blucora, Inc.	1.8%
Geospace Technologies Corp.	1.7%
Winnebago Industries, Inc.	1.5%
HFF, Inc. — Class A	1.4%
Sabra Health Care REIT, Inc.	1.4%
Ultratech, Inc.	1.4%
On Assignment, Inc.	1.3%
Standex International Corp.	1.2%
Top Ten Total	15.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P SmallCap 600
Pure Growth Fund	10.61%	4.79%	6.11%
S&P SmallCap 600
Pure Growth Index	13.04%	7.12%	8.52%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P SMALLCAP 600 PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INFORMATION TECHNOLOGY - 33.6%
3D Systems Corp.*,1	7,010	$373,984
Cirrus Logic, Inc.*	11,281	326,811
Blucora, Inc.*	20,471	321,598
Ultratech, Inc.*	6,440	240,212
Perficient, Inc.*	18,450	217,341
Cymer, Inc.*	2,335	211,154
Kulicke & Soffa Industries, Inc.*	17,407	208,710
Ixia*	11,920	202,402
Dice Holdings, Inc.*	21,410	196,544
NETGEAR, Inc.*	4,905	193,355
Rudolph Technologies, Inc.*	14,060	189,107
XO Group, Inc.*	20,156	187,451
Measurement Specialties, Inc.*	5,310	182,452
Cognex Corp.	4,945	182,075
Dealertrack Technologies, Inc.*	6,070	174,330
OpenTable, Inc.*	3,471	169,385
Sourcefire, Inc.*	3,332	157,337
Advanced Energy Industries, Inc.*	11,010	152,048
Liquidity Services, Inc.*	3,536	144,481
Entropic Communications, Inc.*	26,345	139,365
Procera Networks, Inc.*	7,120	132,076
Littelfuse, Inc.	1,847	113,978
CommVault Systems, Inc.*	1,555	108,399
MAXIMUS, Inc.	1,613	101,974
Monolithic Power Systems, Inc.	4,380	97,586
Electronics for Imaging, Inc.*	5,090	96,659
FEI Co.	1,730	95,946
Interactive Intelligence Group, Inc.*	2,847	95,489
Websense, Inc.*	6,090	91,594
Manhattan Associates, Inc.*	1,516	91,475
ExlService Holdings, Inc.*	3,190	84,535
Tyler Technologies, Inc.*	1,716	83,123
Veeco Instruments, Inc.*	2,736	80,767
Microsemi Corp.*	3,440	72,378
VASCO Data Security International, Inc.*	8,650	70,584
Stamps.com, Inc.*	2,714	68,393
Nanometrics, Inc.*	4,510	65,034
LivePerson, Inc.*	4,609	60,562
NIC, Inc.	3,690	60,295
iGATE Corp.*	3,410	53,776
NetScout Systems, Inc.*	2,066	53,695
Arris Group, Inc.*	3,015	45,044
Global Payments, Inc.	1	45
Total Information Technology		5,993,549

FINANCIALS - 19.7%
HFF, Inc. — Class A	16,430	244,807
Sabra Health Care REIT, Inc.	11,210	243,480
Oritani Financial Corp.	14,030	214,939
Texas Capital Bancshares, Inc.*	4,610	206,620
PrivateBancorp, Inc.	13,350	204,522
PacWest Bancorp	7,800	193,284
First Commonwealth Financial Corp.	28,210	192,392
ViewPoint Financial Group, Inc.	8,690	181,969
BBCN Bancorp, Inc.	14,330	165,798
Home BancShares, Inc.	4,940	163,119
Pinnacle Financial Partners, Inc.*	7,820	147,329
National Penn Bancshares, Inc.	15,420	143,714
Virtus Investment Partners, Inc.*	1,150	139,081
Portfolio Recovery Associates, Inc.*	1,290	137,850
FNB Corp.	11,080	117,670
Encore Capital Group, Inc.*	3,760	115,131
eHealth, Inc.*	4,000	109,920
First Cash Financial Services, Inc.*	2,015	99,984
Wilshire Bancorp, Inc.*	16,450	96,562
Bank of the Ozarks, Inc.	2,670	89,365
Universal Health Realty Income Trust	1,660	84,013
MarketAxess Holdings, Inc.	2,270	80,131
Boston Private Financial Holdings, Inc.	7,810	70,368
Extra Space Storage, Inc.	1,599	58,188
Total Financials		3,500,236

CONSUMER DISCRETIONARY - 13.8%
Winnebago Industries, Inc.*	15,370	263,288
Tuesday Morning Corp.*	34,670	216,688
Drew Industries, Inc.	5,730	184,793
Arctic Cat, Inc.*	5,010	167,283
Sturm Ruger & Company, Inc.[1]	2,992	135,837
Lumber Liquidators Holdings, Inc.*	2,240	118,339
Movado Group, Inc.	3,840	117,811
Steven Madden Ltd.*	2,773	117,215
Multimedia Games Holding Company, Inc.*	7,880	115,915
Coinstar, Inc.*,1	1,976	102,772
Select Comfort Corp.*	3,700	96,829
M/I Homes, Inc.*	3,360	89,040
Vitamin Shoppe, Inc.*	1,287	73,822
iRobot Corp.*	3,652	68,438
Pool Corp.	1,610	68,135
Buffalo Wild Wings, Inc.*	905	65,902
SHFL Entertainment, Inc.*	4,440	64,380
Papa John’s International, Inc.*	1,121	61,588
Ethan Allen Interiors, Inc.	2,340	60,161
Brunswick Corp.	1,976	57,482
Oxford Industries, Inc.	1,210	56,096
rue21, Inc.*	1,969	55,900
American Public Education, Inc.*,1	1,331	48,062
Meritage Homes Corp.*	1,190	44,447
Total Consumer Discretionary		2,450,223

HEALTH CARE - 13.3%
MWI Veterinary Supply, Inc.*	1,590	174,900
Bio-Reference Labs, Inc.*	5,860	168,124
Akorn, Inc.*	12,460	166,465
Luminex Corp.*	9,081	152,197
Medicines Co.*	5,839	139,960
Analogic Corp.	1,535	114,051
Cyberonics, Inc.*	2,166	113,780
ViroPharma, Inc.*	4,727	107,587
Spectrum Pharmaceuticals, Inc.[1]	9,477	106,047
Greatbatch, Inc.*	4,550	105,742
Cantel Medical Corp.	3,340	99,298
PAREXEL International Corp.*	3,230	95,576
Acorda Therapeutics, Inc.*	3,725	92,604

44 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
S&P SMALLCAP 600 PURE GROWTH FUND

	Shares	Value

Cambrex Corp.*	7,570	$86,147
Hanger, Inc.*	3,080	84,269
HealthStream, Inc.*	3,350	81,439
Air Methods Corp.	2,015	74,333
Abaxis, Inc.	1,984	73,606
Arqule, Inc.*	24,789	69,161
Salix Pharmaceuticals Ltd.*	1,695	68,614
ICU Medical, Inc.*	1,087	66,231
Landauer, Inc.	758	46,397
Questcor Pharmaceuticals, Inc.[1]	1,638	43,767
Neogen Corp.*	940	42,601
Total Health Care		2,372,896

INDUSTRIALS - 8.1%
On Assignment, Inc.*	11,490	233,017
Standex International Corp.	4,290	220,034
Lydall, Inc.*	10,420	149,423
Toro Co.	3,050	131,090
Lindsay Corp.	1,523	122,023
Old Dominion Freight Line, Inc.*	3,180	109,010
Allegiant Travel Co. — Class A	1,462	107,325
AZZ, Inc.	2,680	102,992
Quanex Building Products Corp.	3,810	77,762
Geo Group, Inc.	2,750	77,550
Healthcare Services Group, Inc.	2,810	65,276
Franklin Electric Company, Inc.	781	48,555
Total Industrials		1,444,057

MATERIALS - 5.0%
PolyOne Corp.	6,820	139,263
American Vanguard Corp.	4,440	137,951
SunCoke Energy, Inc.*	8,600	134,074
Deltic Timber Corp.	1,539	108,684
HB Fuller Co.	2,370	82,523
Quaker Chemical Corp.	1,360	73,250
Headwaters, Inc.*	7,240	61,975
Eagle Materials, Inc.	1,000	58,500
Texas Industries, Inc.*	1,010	51,520
Globe Specialty Metals, Inc.	3,210	44,138
Total Materials		891,878

CONSUMER STAPLES - 3.7%
Prestige Brands Holdings, Inc.*	9,170	183,675
Darling International, Inc.*	10,421	167,153
Medifast, Inc.*	5,810	153,326
Hain Celestial Group, Inc.*	1,873	101,554
Inter Parfums, Inc.	3,030	58,964
Total Consumer Staples		664,672

ENERGY - 2.3%
Geospace Technologies Corp.*	3,414	303,403
Gulfport Energy Corp.*	2,820	107,780
Total Energy		411,183
Total Common Stocks
(Cost $15,723,514)		17,728,694

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.2%
Credit Suisse Group issued 12/31/12 at 0.12% due 01/02/13	$36,864	36,864
Total Repurchase Agreement
(Cost $36,864)		36,864

SECURITIES LENDING COLLATERAL††,3 - 2.2%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	237,793	237,793
RBS Securities, Inc. issued 12/31/12 at 0.20% due 01/02/13	150,923	150,923
Total Securities Lending Collateral
(Cost $388,716)		388,716
Total Investments - 101.9%
(Cost $16,149,094)		$18,154,274
Other Assets & Liabilities, net - (1.9)%		(346,726)
Total Net Assets - 100.0%		$17,807,548

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.

[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 10. REIT — Real Estate Investment Trust

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 45

S&P SMALLCAP 600 PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $389,257 of securities loaned
(cost $15,723,514)	$17,728,694
Repurchase agreements, at value
(cost $425,580)	425,580
Total investments
(cost $16,149,094)	18,154,274
Receivables:
Securities sold	508,392
Interest	1,807
Fund shares sold	1,494
Dividends	1,425
Total assets	18,667,392
Liabilities:
Payable for:
Payable upon return of securities loaned	388,716
Securities purchased	332,201
Fund shares redeemed	86,052
Management fees	10,212
Transfer agent and administrative fees	3,404
Investor service fees	3,404
Portfolio accounting fees	1,362
Miscellaneous	34,493
Total liabilities	859,844
Net assets	$17,807,548
Net assets consist of:
Paid in capital	$21,247,967
Undistributed net investment income	1,750
Accumulated net realized loss on investments	(5,447,349)
Net unrealized appreciation on investments	2,005,180
Net assets	$17,807,548
Capital shares outstanding	520,684
Net asset value per share	$34.20

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$238,691
Income from securities lending, net	5,994
Interest	102
Total investment income	244,787

Expenses:
Management fees	127,118
Transfer agent and administrative fees	42,372
Investor service fees	42,372
Portfolio accounting fees	16,949
Professional fees	15,571
Custodian fees	3,553
Trustees’ fees*	1,696
Miscellaneous	17,658
Total expenses	267,289
Net investment loss	(22,502)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,887,196
Net realized gain	1,887,196
Net change in unrealized appreciation
(depreciation) on:
Investments	(647,152)
Net change in unrealized appreciation
(depreciation)	(647,152)
Net realized and unrealized gain	1,240,044
Net increase in net assets resulting from operations	$1,217,542

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(22,502)	$(268,886)
Net realized gain on investments	1,887,196	724,289
Net change in unrealized appreciation (depreciation) on investments	(647,152)	(2,018,590)
Net increase (decrease) in net assets resulting from operations	1,217,542	(1,563,187)

Capital share transactions:
Proceeds from sale of shares	40,591,553	88,067,125
Cost of shares redeemed	(47,087,730)	(91,337,235)
Net decrease from capital share transactions	(6,496,177)	(3,270,110)
Net decrease in net assets	(5,278,635)	(4,833,297)

Net assets:
Beginning of year	23,086,183	27,919,480
End of year	$17,807,548	$23,086,183
Undistributed net investment income at end of year	$1,750	$—

Capital share activity:
Shares sold	1,211,944	2,822,439
Shares redeemed	(1,437,914)	(3,010,338)
Net decrease in shares	(225,970)	(187,899)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$30.92	$29.87	$23.82	$17.78	$27.07
Income (loss) from investment operations:
Net investment loss[a]	(.04)	(.40)	(.25)	(.23)	(.01)
Net gain (loss) on investments
(realized and unrealized)	3.32	1.45	6.30	6.27	(9.28)
Total from investment operations	3.28	1.05	6.05	6.04	(9.29)
Net asset value, end of period	$34.20	$30.92	$29.87	$23.82	$17.78

Total Return[b]	10.61%	3.52%	25.40%	33.97%	(34.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,808	$23,086	$27,919	$13,556	$13,717
Ratios to average net assets:
Net investment loss	(0.13%)	(1.28%)	(0.96%)	(1.13%)	(0.04%)
Total expenses	1.58%	1.61%	1.57%	1.56%	1.52%
Portfolio turnover rate	291%	358%	529%	633%	465%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

48 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

S&P SMALLCAP 600 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2012, S&P SmallCap 600 Pure Value Fund returned 20.38%, compared with a return of 21.66% for the underlying index.

Small-cap value stocks outperformed their small-cap growth stock counterparts. The sectors contributing the most to return were the Consumer Discretionary sector, the largest in the Fund, and Financials sector. Sectors detracting the most from return were the Information Technology and Telecommunications Services sectors.

The stocks contributing the most to return of the underlying index were Marriott Vacations Worldwide Corp., Stewart Information Services Corp. and OfficeMax, Inc. Those detracting the most from return of the underlying index were Career Education Corp., NCI, Inc. and Lincoln Educational Services Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
AAR Corp.	1.7%
Kelly Services, Inc. — Class A	1.5%
VOXX International Corp. — Class A	1.5%
Olympic Steel, Inc.	1.5%
Corinthian Colleges, Inc.	1.4%
Amedisys, Inc.	1.4%
SkyWest, Inc.	1.3%
OfficeMax, Inc.	1.3%
CIBER, Inc.	1.3%
Alliance One International, Inc.	1.3%
Top Ten Total	14.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/03/04)
S&P SmallCap 600 Pure
Value Fund	20.38%	4.57%	4.40%
S&P SmallCap 600 Pure
Value Index	21.66%	6.74%	7.39%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

the RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2012
S&P SMALLCAP 600 PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 98.4%

CONSUMER DISCRETIONARY - 22.8%
VOXX International Corp. — Class A*	35,651	$239,931
Corinthian Colleges, Inc.*,1	94,716	231,106
OfficeMax, Inc.	21,178	206,698
Boyd Gaming Corp.*,1	30,264	200,952
Fred’s, Inc. — Class A1	11,798	157,031
Pep Boys-Manny Moe & Jack	15,550	152,857
Quiksilver, Inc.*	33,951	144,292
Perry Ellis International, Inc.	7,080	140,892
American Greetings Corp. — Class A1	7,960	134,444
Group 1 Automotive, Inc.	2,151	133,340
Ruby Tuesday, Inc.*	15,775	123,992
MarineMax, Inc.*	13,680	122,299
Spartan Motors, Inc.	24,256	119,582
Sonic Automotive, Inc. — Class A	5,724	119,574
Kirkland’s, Inc.*	11,105	117,602
Stein Mart, Inc.	15,476	116,689
Lincoln Educational Services Corp.	19,433	108,630
Live Nation Entertainment, Inc.*	10,941	101,861
Blyth, Inc.[1]	6,460	100,453
ITT Educational Services, Inc.*	5,750	99,533
JAKKS Pacific, Inc.	7,718	96,629
Universal Electronics, Inc.*	4,970	96,170
Standard Motor Products, Inc.	4,130	91,769
Big 5 Sporting Goods Corp.	6,341	83,067
Career Education Corp.*	21,523	75,761
Marcus Corp.	5,610	69,957
Genesco, Inc.*	1,110	61,050
Red Robin Gourmet Burgers, Inc.*	1,652	58,299
EW Scripps Co. — Class A*	5,323	57,542
Monarch Casino & Resort, Inc.*	4,350	47,459
Biglari Holdings, Inc.*	120	46,802
Men’s Wearhouse, Inc.	1,420	44,247
Total Consumer Discretionary		3,700,510

INDUSTRIALS - 18.7%
AAR Corp.	14,349	268,040
Kelly Services, Inc. — Class A	15,475	243,576
SkyWest, Inc.	16,634	207,260
Arkansas Best Corp.	21,057	201,094
Griffon Corp.	14,235	163,132
CDI Corp.	8,674	148,586
ABM Industries, Inc.	7,033	140,308
United Stationers, Inc.	4,064	125,943
Comfort Systems USA, Inc.	9,248	112,456
Consolidated Graphics, Inc.*	3,200	111,744
Viad Corp.	3,863	104,919
Universal Forest Products, Inc.	2,664	101,339
Heidrick & Struggles International, Inc.	6,310	96,291
Gibraltar Industries, Inc.*	6,040	96,157
EMCOR Group, Inc.	2,712	93,862
Orbital Sciences Corp.*	6,690	92,122
Navigant Consulting, Inc.*	7,560	84,369
Sykes Enterprises, Inc.*	5,240	79,753
TrueBlue, Inc.*	4,970	78,278
Moog, Inc. — Class A*	1,670	68,520
Curtiss-Wright Corp.	1,970	64,675
Dycom Industries, Inc.*	3,210	63,558
Astec Industries, Inc.	1,890	62,994
Insperity, Inc.	1,779	57,924
Korn/Ferry International*	3,150	49,959
Briggs & Stratton Corp.[1]	1,892	39,883
Powell Industries, Inc.*	912	37,875
Dolan Co.*	9,730	37,850
Total Industrials		3,032,467

INFORMATION TECHNOLOGY - 15.8%
CIBER, Inc.*	61,816	206,466
SYNNEX Corp.*	5,684	195,415
Insight Enterprises, Inc.*	9,707	168,611
ScanSource, Inc.*	5,301	168,413
Benchmark Electronics, Inc.*	10,095	167,779
CACI International, Inc. — Class A*	2,770	152,433
Plexus Corp.*	5,065	130,677
Super Micro Computer, Inc.*	12,080	123,216
Brooks Automation, Inc.	13,840	111,413
Anixter International, Inc.	1,552	99,297
GT Advanced Technologies, Inc.*,1	32,410	97,878
CTS Corp.	8,880	94,394
Bel Fuse, Inc. — Class B	4,707	92,022
QuinStreet, Inc.*	12,770	85,814
United Online, Inc.	14,875	83,151
Mercury Systems, Inc.*	8,770	80,684
Radisys Corp.*	26,986	80,418
Methode Electronics, Inc.	7,760	77,833
Newport Corp.*	4,920	66,174
Digital River, Inc.*	4,330	62,309
Pericom Semiconductor Corp.*	6,466	51,922
Cohu, Inc.	3,991	43,262
Comtech Telecommunications Corp.	1,640	41,623
Digi International, Inc.*	3,930	37,217
Rubicon Technology, Inc.*	5,820	35,560
Total Information Technology		2,553,981

FINANCIALS - 11.7%
Tower Group, Inc.	10,706	190,245
Stewart Information Services Corp.[1]	6,461	167,986
Meadowbrook Insurance Group, Inc.	28,483	164,632
United Fire Group, Inc.	6,560	143,270
Horace Mann Educators Corp.	6,778	135,289
Infinity Property & Casualty Corp.	1,760	102,502
First BanCorp*	21,668	99,240
Calamos Asset Management, Inc. — Class A	8,644	91,367
Selective Insurance Group, Inc.	4,702	90,608
Cash America International, Inc.	2,230	88,464
SWS Group, Inc.*	15,749	83,312
Navigators Group, Inc.*	1,590	81,201
Umpqua Holdings Corp.	5,560	65,552
Bank Mutual Corp.	14,900	64,070
Interactive Brokers Group, Inc. — Class A	4,650	63,612
Safety Insurance Group, Inc.	1,362	62,884
EZCORP, Inc. — Class A*	2,860	56,800

52 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
S&P SMALLCAP 600 PURE VALUE FUND

	Shares	Value

Provident Financial Services, Inc.	3,530	$52,668
Stifel Financial Corp.*	1,470	46,996
Old National Bancorp	3,070	36,441
Total Financials		1,887,139

HEALTH CARE - 8.8%
Amedisys, Inc.*	19,660	221,569
PharMerica Corp.*	11,671	166,195
Invacare Corp.	10,148	165,412
Kindred Healthcare, Inc.*	14,645	158,459
Gentiva Health Services, Inc.*	13,297	133,635
Almost Family, Inc.	6,251	126,645
Magellan Health Services, Inc.*	1,740	85,260
LHC Group, Inc.*	3,644	77,617
Cross Country Healthcare, Inc.*	15,145	72,696
Molina Healthcare, Inc.*	2,537	68,651
Centene Corp.*	1,670	68,470
Ensign Group, Inc.	1,400	38,066
Affymetrix, Inc.*	11,060	35,060
Total Health Care		1,417,735

MATERIALS - 7.5%
Olympic Steel, Inc.	10,802	239,156
OM Group, Inc.*	8,650	192,031
Materion Corp.	6,910	178,140
AM Castle & Co.*,1	9,535	140,832
A. Schulman, Inc.	3,441	99,548
Zep, Inc.	6,330	91,405
PH Glatfelter Co.	5,170	90,371
Century Aluminum Co.*	9,176	80,381
Kaiser Aluminum Corp.	830	51,203
Clearwater Paper Corp.*	1,280	50,125
Total Materials		1,213,192

CONSUMER STAPLES - 6.2%
Alliance One International, Inc.*	55,808	203,141
Spartan Stores, Inc.	11,660	179,098
Seneca Foods Corp. — Class A*	5,813	176,715
Andersons, Inc.	3,566	152,981
Central Garden and Pet Co. — Class A*	11,577	120,980
Casey’s General Stores, Inc.	1,630	86,553
Nash Finch Co.	3,863	82,205
Total Consumer Staples		1,001,673

ENERGY - 4.5%
Basic Energy Services, Inc.*	14,220	162,251
Pioneer Energy Services Corp.*	17,736	128,763
Matrix Service Co.*	9,692	111,459
Swift Energy Co.*	5,450	83,875
Cloud Peak Energy, Inc.*	3,240	62,629
TETRA Technologies, Inc.*	6,870	52,143
Stone Energy Corp.*	2,340	48,017
SEACOR Holdings, Inc.	530	44,414
Gulf Island Fabrication, Inc.	1,510	36,285
Total Energy		729,836

TELECOMMUNICATION SERVICES - 2.1%
Neutral Tandem, Inc.	78,290	201,206
USA Mobility, Inc.	6,200	72,416
Cbeyond, Inc.*	7,210	65,178
Total Telecommunication Services		338,800

UTILITIES - 0.3%
Avista Corp.	1,970	47,497
Total Common Stocks
(Cost $14,382,429)		15,922,830

	Face Amount
REPURCHASE AGREEMENT††,2 - 0.0%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$1,064	1,064
Total Repurchase Agreement
(Cost $1,064)		1,064
SECURITIES LENDING COLLATERAL††,3 - 2.3%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	225,846	225,846
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	143,339	143,339
Total Securities Lending Collateral
(Cost $369,185)		369,185
Total Investments - 100.7%
(Cost $14,752,678)		$16,293,079
Other Assets & Liabilities, net - (0.7)%		(115,522)
Total Net Assets - 100.0%		$16,177,557

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 53

S&P SMALLCAP 600 PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $364,887 of securities loaned
(cost $14,382,429)	$15,922,830
Repurchase agreements, at value
(cost $370,249)	370,249
Total investments
(cost $14,752,678)	16,293,079
Cash	6,657
Receivables:
Fund shares sold	1,327,999
Securities sold	77,969
Dividends	1,722
Interest	146
Total assets	17,707,572
Liabilities:
Payable for:
Securities purchased	1,082,097
Payable upon return of securities loaned	369,185
Fund shares redeemed	45,223
Management fees	6,830
Transfer agent and administrative fees	2,277
Investor service fees	2,277
Portfolio accounting fees	911
Miscellaneous	21,215
Total liabilities	1,530,015
Net assets	$16,177,557
Net assets consist of:
Paid in capital	$19,773,986
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(5,136,829)
Net unrealized appreciation on investments	1,540,401
Net assets	$16,177,557
Capital shares outstanding	145,514
Net asset value per share	$111.18

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$149,839
Income from securities lending, net	586
Interest	66
Total investment income	150,491

Expenses:
Management fees	83,049
Transfer agent and administrative fees	27,683
Investor service fees	27,683
Portfolio accounting fees	11,073
Professional fees	10,373
Custodian fees	2,273
Trustees’ fees*	1,021
Miscellaneous	11,470
Total expenses	174,625
Net investment loss	(24,134)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	750,954
Net realized gain	750,954
Net change in unrealized appreciation
(depreciation) on:
Investments	462,131
Net change in unrealized appreciation
(depreciation)	462,131
Net realized and unrealized gain	1,213,085
Net increase in net assets resulting from operations	$1,188,951

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(24,134)	$(86,129)
Net realized gain on investments	750,954	1,049,265
Net change in unrealized appreciation (depreciation) on investments	462,131	(1,631,473)
Net increase (decrease) in net assets resulting from operations	1,188,951	(668,337)

Capital share transactions:
Proceeds from sale of shares	38,587,341	54,571,846
Cost of shares redeemed	(36,355,312)	(58,374,680)
Net increase (decrease) from capital share transactions	2,232,029	(3,802,834)
Net increase (decrease) in net assets	3,420,980	(4,471,171)

Net assets:
Beginning of year	12,756,577	17,227,748
End of year	$16,177,557	$12,756,577
Accumulated net investment loss at end of year	$(1)	$(1)

Capital share activity:
Shares sold	369,529	566,974
Shares redeemed	(362,131)	(597,783)
Net increase (decrease) in shares	7,398	(30,809)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$92.36	$101.98	$81.52	$50.83	$91.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.73)	(.56)	(.26)	1.20
Net gain (loss) on investments
(realized and unrealized)	19.04	(8.89)	21.02	31.93	(40.87)
Total from investment operations	18.82	(9.62)	20.46	31.67	(39.67)
Less distributions from:
Net investment income	—	—	—	(.98)	(.60)
Total distributions	—	—	—	(.98)	(.60)
Net asset value, end of period	$111.18	$92.36	$101.98	$81.52	$50.83

Total Return[b]	20.38%	(9.44%)	25.10%	62.33%	(43.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,178	$12,757	$17,228	$13,562	$10,310
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.75%)	(0.61%)	(0.37%)	1.60%
Total expenses	1.58%	1.62%	1.55%	1.55%	1.52%
Portfolio turnover rate	318%	404%	526%	380%	391%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

56 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the one-year period ended December 31, 2012, Europe 1.25x Strategy Fund maintained a daily correlation of over 96% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 21.66% while the underlying index returned 14.76% over the same period.

The sectors contributing the most to return of the underlying index were Financials and Consumer Staples. Telecommunications Services and Utilities sectors detracted from return.

The stocks contributing most to performance of the underlying index were HSBC Holdings plc, Nestle S.A. and Sanofi S.A. Those detracting most from performance were BG Group plc, Telefonica S.A. and Anglo American plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	4.6%
Novartis AG ADR	3.5%
HSBC Holdings plc ADR	3.1%
Roche Holding AG ADR	2.8%
Allianz SE ADR	2.7%
Sanofi ADR	2.6%
Royal Dutch Shell plc ADR	2.5%
Total S.A. ADR	2.5%
BP plc ADR	2.4%
Vodafone Group plc ADR	2.4%
Top Ten Total	29.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	21.66%	-10.82%	3.86%
STOXX 50 Index	14.76%	-5.48%	6.38%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

Country Diversification

The pie chart above reflects percentages of the market value of Common Stocks.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2012
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 61.2%

Financials - 14.3%
HSBC Holdings plc ADR	7,441	$394,894
Allianz SE ADR	24,832	343,178
Deutsche Bank AG	5,454	241,558
Banco Santander S.A. ADR	25,220	206,047
UBS AG	11,953	188,140
Barclays plc ADR[1]	9,402	162,843
ING Groep N.V. ADR*,1	16,758	159,033
Banco Bilbao Vizcaya Argentaria S.A. ADR	14,680	138,286
Total Financials		1,833,979

Health Care - 12.6%
Novartis AG ADR	7,100	449,430
Roche Holding AG ADR	7,087	357,894
Sanofi ADR	7,003	331,802
GlaxoSmithKline plc ADR	6,996	304,116
AstraZeneca plc ADR	3,496	165,256
Total Health Care		1,608,498

Consumer Staples - 10.4%
Nestle S.A. ADR	9,076	591,482
British American Tobacco plc ADR	2,942	297,878
Diageo plc ADR	2,107	245,634
Unilever N.V. — Class Y	5,270	201,841
Total Consumer Staples		1,336,835

Energy - 8.8%
Royal Dutch Shell plc ADR	4,631	319,307
Total S.A. ADR	6,122	318,405
BP plc ADR	7,553	314,507
Eni SpA ADR[1]	3,641	178,919
Total Energy		1,131,138

Telecommunication Services - 4.8%
Vodafone Group plc ADR	12,367	311,525
Telefonica S.A. ADR	9,887	133,376
Deutsche Telekom AG ADR	9,432	107,166
France Telecom S.A. ADR	5,729	63,305
Total Telecommunication Services		615,372

Materials - 3.5%
BHP Billiton Ltd. ADR	2,306	180,883
Rio Tinto plc ADR[1]	3,038	176,477
Anglo American plc ADR	5,760	89,914
Total Materials		447,274

Industrials - 3.2%
Siemens AG ADR	2,624	287,249
ABB Ltd. ADR	5,916	122,994
Total Industrials		410,243

Information Technology - 2.3%
SAP AG ADR[1]	2,584	207,701
Telefonaktiebolaget LM Ericsson —
Class B ADR	8,795	88,830
Total Information Technology		296,531

Consumer Discretionary - 1.3%
Daimler AG — Class D	2,975	163,536
Total Common Stocks
(Cost $6,615,083)		7,843,406

	Face
	amount
REPURCHASE AGREEMENTS††,2 - 32.7%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$1,047,236	1,047,236
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,047,236	1,047,236
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,047,236	1,047,236
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,047,235	1,047,235
Total Repurchase Agreements
(Cost $4,188,943)		4,188,943

SECURITIES LENDING COLLATERAL††,3 - 2.9%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	225,557	225,557
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	143,156	143,156
Total Securities Lending Collateral
(Cost $368,713)		368,713
Total Investments - 96.8%
(Cost $11,172,739)		$12,401,062
Other Assets & Liabilities, net - 3.2%		408,623
Total Net Assets - 100.0%		$12,809,685

60 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
EUROPE 1.25x STRATEGY FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED††
March 2013 STOXX 50 Index
Futures Contracts
(Aggregate Value of
Contracts $6,493,996)	190	$70,904
March 2013 EURO STOXX 50 Index
Futures Contracts
(Aggregate Value of
Contracts $1,635,570)	47	5,711
(Total Aggregate Value of
Contracts $8,129,566)		$76,615

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2013 Euro FX Currency
Futures Contracts
(Aggregate Value of
Contracts $8,086,838)	49	$44,525

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10. ADR — American Depositary Receipt plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 61

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $367,459 of securities loaned
(cost $6,615,083)	$7,843,406
Repurchase agreements, at value
(cost $4,557,656)	4,557,656
Total investments
(cost $11,172,739)	12,401,062
Segregated cash with broker	724,458
Cash	197
Receivables:
Fund shares sold	479,253
Variation margin	102,586
Dividends	12,033
Foreign taxes reclaim	6,315
Interest	104
Total assets	13,726,008
Liabilities:
Payable for:
Securities purchased	500,846
Payable upon return of securities loaned	368,713
Fund shares redeemed	18,422
Management fees	7,949
Transfer agent and administrative fees	2,208
Investor service fees	2,208
Portfolio accounting fees	883
Miscellaneous	15,094
Total liabilities	916,323
Net assets	$12,809,685
Net assets consist of:
Paid in capital	$18,693,092
Undistributed net investment income	15,300
Accumulated net realized loss on investments and foreign currency	(7,248,343)
Net unrealized appreciation on investments	1,349,636
Net assets	$12,809,685
Capital shares outstanding	846,519
Net asset value per share	$15.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $6,954)	$149,080
Interest	2,921
Income from securities lending, net	279
Total investment income	152,280

Expenses:
Management fees	64,698
Transfer agent and administrative fees	17,972
Investor service fees	17,972
Portfolio accounting fees	7,189
Custodian fees	1,316
Trustees’ fees*	593
Miscellaneous	14,131
Total expenses	123,871
Net investment income	28,409

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(423,315)
Futures contracts	684,920
Foreign currency	(13,042)
Net realized gain	248,563
Net change in unrealized appreciation
(depreciation) on:
Investments	932,372
Futures contracts	122,037
Foreign currency	609
Net change in unrealized appreciation
(depreciation)	1,055,018
Net realized and unrealized gain	1,303,581
Net increase in net assets resulting
from operations	$1,331,990

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$28,409	$92,397
Net realized gain (loss) on investments and foreign currency	248,563	(727,161)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,055,018	(746,806)
Net increase (decrease) in net assets resulting from operations	1,331,990	(1,381,570)

Distributions to shareholders from:
Net investment income	(80,826)	—
Total distributions to shareholders	(80,826)	—

Capital share transactions:
Proceeds from sale of shares	48,805,758	54,002,824
Distributions reinvested	80,826	—
Cost of shares redeemed	(41,390,740)	(57,621,107)
Net increase (decrease) from capital share transactions	7,495,844	(3,618,283)
Net increase (decrease) in net assets	8,747,008	(4,999,853)

Net assets:
Beginning of year	4,062,677	9,062,530
End of year	$12,809,685	$4,062,677
Undistributed net investment income at end of year	$15,300	$80,825

Capital share activity:
Shares sold	3,631,912	3,582,718
Shares issued from reinvestment of distributions	5,840	—
Shares redeemed	(3,114,783)	(3,871,502)
Net increase (decrease) in shares	522,969	(288,784)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$12.56	$14.80	$16.73	$12.65	$29.95
Income (loss) from investment operations:
Net investment income[a]	.05	.17	.12	.13	.55
Net gain (loss) on investments
(realized and unrealized)	2.66	(2.41)	(1.85)	4.31	(17.04)
Total from investment operations	2.71	(2.24)	(1.73)	4.44	(16.49)
Less distributions from:
Net investment income	(.14)	—	(.20)	(.36)	(.19)
Net realized gains	—	—	—	—	(.62)
Total distributions	(.14)	—	(.20)	(.36)	(.81)
Net asset value, end of period	$15.13	$12.56	$14.80	$16.73	$12.65

Total Return[b]	21.66%	(15.14%)	(10.35%)	35.01%	(54.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,810	$4,063	$9,063	$22,358	$12,535
Ratios to average net assets:
Net investment income	0.40%	1.13%	0.82%	0.90%	2.33%
Total expenses	1.72%	1.78%	1.71%	1.71%	1.67%
Portfolio turnover rate	489%	446%	461%	321%	111%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

64 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 65

performance report and FUND PROFILE (Unaudited)	December 31, 2012

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2012, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 20.10%, while the underlying index returned 9.96% over the same time period.

The sectors contributing most to performance of the underlying index were Consumer Discretionary and Industrials. The sectors detracting most from performance of the underlying index were Information Technology and Energy.

Stocks contributing most to return of the underlying index were Fast Retailing Co. LTD, Fanuc Corp. and SoftBank Corp. Those detracting most from performance of the underlying index were Konami Corp., Canon Inc. and TDK Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

66 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	20.10%	-3.92%	3.39%
Nikkei-225 Stock Average Index	9.96%	-2.31%	5.25%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2012
JAPAN 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 23.8%
Federal Home Loan Bank[1]
0.00% due 01/14/13	$500,000	$500,000
Farmer Mac[1]
0.03% due 01/18/13	400,000	399,994
Total Federal Agency Discount Notes
(Cost $899,994)		899,994

REPURCHASE AGREEMENTS††,2 - 48.0%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	453,374	453,374
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	453,373	453,373
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	453,373	453,373
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	453,373	453,373
Total Repurchase Agreements
(Cost $1,813,493)		1,813,493
Total Investments - 71.8%
(Cost $2,713,487)		$2,713,487
Other Assets & Liabilities, net - 28.2%		1,067,808
Total Net Assets - 100.0%		$3,781,295

		unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Nikkei-225 Index
Futures Contracts
(Aggregate Value of
Contracts $7,599,600)	144	$544,972

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2013 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $7,641,938)	53	$(161,498)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.

68 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $899,994)	$899,994
Repurchase agreements, at value
(cost $1,813,493)	1,813,493
Total investments
(cost $2,713,487)	2,713,487
Segregated cash with broker	356,250
Receivables:
Fund shares sold	665,614
Variation margin	59,466
Interest	6
Total assets	3,794,823
Liabilities:
Payable for:
Fund shares redeemed	4,122
Management fees	1,668
Transfer agent and administrative fees	556
Investor service fees	556
Portfolio accounting fees	222
Miscellaneous	6,404
Total liabilities	13,528
Net assets	$3,781,295
Net assets consist of:
Paid in capital	$12,016,547
Undistributed net investment income	—
Accumulated net realized loss on investments	(8,618,726)
Net unrealized appreciation on investments	383,474
Net assets	$3,781,295
Capital shares outstanding	206,134
Net asset value per share	$18.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$2,517
Total investment income	2,517

Expenses:
Management fees	18,784
Transfer agent and administrative fees	6,261
Investor service fees	6,261
Portfolio accounting fees	2,504
Professional fees	1,995
Custodian fees	488
Trustees’ fees*	311
Miscellaneous	2,729
Total expenses	39,333
Net investment loss	(36,816)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(52,129)
Net realized loss	(52,129)
Net change in unrealized appreciation
(depreciation) on:
Futures contracts	431,422
Net change in unrealized appreciation
(depreciation)	431,422
Net realized and unrealized gain	379,293
Net increase in net assets resulting
from operations	$342,477

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 69

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(36,816)	$(81,237)
Net realized loss on investments	(52,129)	(1,531,646)
Net change in unrealized appreciation (depreciation) on investments	431,422	(344,963)
Net increase (decrease) in net assets resulting from operations	342,477	(1,957,846)

Capital share transactions:
Proceeds from sale of shares	28,879,850	58,342,360
Cost of shares redeemed	(27,617,993)	(62,825,233)
Net increase (decrease) from capital share transactions	1,261,857	(4,482,873)
Net increase (decrease) in net assets	1,604,334	(6,440,719)

Net assets:
Beginning of year	2,176,961	8,617,680
End of year	$3,781,295	$2,176,961
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,768,750	3,122,204
Shares redeemed	(1,705,122)	(3,380,711)
Net increase (decrease) in shares	63,628	(258,507)

70 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$15.28	$21.49	$18.57	$15.08	$22.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.30)	(.26)	(.23)	.05
Net gain (loss) on investments
(realized and unrealized)	3.30	(5.91)	3.18	3.79	(7.86)
Total from investment operations	3.06	(6.21)	2.92	3.56	(7.81)
Less distributions from:
Net investment income	—	—	—	(.07)	(.13)
Total distributions	—	—	—	(.07)	(.13)
Payments by affiliates	—	—	—	—	.29 [b]
Net asset value, end of period	$18.34	$15.28	$21.49	$18.57	$15.08

Total Return[c]	20.10%	(28.94%)	15.72%	23.68%	(32.97%)[b]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,781	$2,177	$8,618	$8,410	$13,104
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.57%)	(1.44%)	(1.49%)	0.25%
Total expenses	1.57%	1.61%	1.55%	1.60%	1.65%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Excluding the reimbursement, the Fund’s total return would have been (34.25%).
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 71

performance report and FUND PROFILE (Unaudited)	December 31, 2012

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned -6.28%, compared with a return of -0.51% for its benchmark, the underlying index.

Contributing most to performance of the underlying index were the Swedish krona, British pound and Canadian dollar. The euro contributed least to performance of the underlying index. The Japanese yen detracted from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

72 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(09/30/05)
Strengthening Dollar
2x Strategy Fund	-6.28%	-5.31%	-6.27%
U.S. Dollar Index	-0.51%	0.79%	-1.58%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2012
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 50.7%
Federal Home Loan Bank[1]
0.10% due 01/17/13	$1,000,000	$999,992
Fannie Mae[2]
0.14% due 02/20/13	1,000,000	999,946
Total Federal Agency Discount Notes
(Cost $1,999,768)		1,999,938

REPURCHASE AGREEMENTS††,3 - 48.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[4]	632,415	632,415
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	432,314	432,314
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	432,314	432,314
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	432,314	432,314
Total Repurchase Agreements
(Cost $1,929,357)		1,929,357
Total Investments - 99.6%
(Cost $3,929,125)		$3,929,295
Other Assets & Liabilities, net - 0.4%		15,017
Total Net Assets - 100.0%		$3,944,312

		Unrealized
	Contracts	Gain
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2013 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $5,112,000)	64	$26,608

	Units
CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International
February 2013 U.S. Dollar Index Swap,
Terminating 02/28/13[5]
(Notional Value $2,850,484)	35,661	$19,012

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2012.
[5]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

74 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $1,999,768)	$1,999,938
Repurchase agreements, at value
(cost $1,929,357)	1,929,357
Total investments
(cost $3,929,125)	3,929,295
Segregated cash with broker	64,000
Unrealized appreciation on swap agreements	19,012
Receivables:
Fund shares sold	118,792
Variation margin	5,760
Interest	7
Total assets	4,136,866

Liabilities:
Payable for:
Fund shares redeemed	169,372
Swap settlement	9,000
Management fees	3,574
Transfer agent and administrative fees	993
Investor service fees	993
Portfolio accounting fees	397
Miscellaneous	8,225
Total liabilities	192,554
Net assets	$3,944,312

Net assets consist of:
Paid in capital	$8,455,036
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,556,514)
Net unrealized appreciation on investments	45,790
Net assets	$3,944,312
Capital shares outstanding	334,504
Net asset value per share	$11.79

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$5,399
Total investment income	5,399

Expenses:
Management fees	41,036
Transfer agent and administrative fees	11,399
Investor service fees	11,399
Portfolio accounting fees	4,560
Professional fees	4,467
Custodian fees	855
Trustees’ fees*	458
Miscellaneous	6,208
Total expenses	80,382
Net investment loss	(74,983)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(240,856)
Futures contracts	(345,980)
Net realized loss	(586,836)
Net change in unrealized appreciation
(depreciation) on:
Investments	170
Swap agreements	12,488
Futures contracts	(124,058)
Net change in unrealized appreciation
(depreciation)	(111,400)
Net realized and unrealized loss	(698,236)
Net decrease in net assets resulting
from operations	$(773,219)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 75

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(74,983)	$(84,604)
Net realized loss on investments	(586,836)	(666,619)
Net change in unrealized appreciation (depreciation) on investments	(111,400)	304,602
Net decrease in net assets resulting from operations	(773,219)	(446,621)

Capital share transactions:
Proceeds from sale of shares	61,680,944	71,501,960
Cost of shares redeemed	(64,671,168)	(70,218,128)
Net increase (decrease) from capital share transactions	(2,990,224)	1,283,832
Net increase (decrease) in net assets	(3,763,443)	837,211

Net assets:
Beginning of year	7,707,755	6,870,544
End of year	$3,944,312	$7,707,755
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	5,041,035	5,952,013 [1]
Shares redeemed	(5,319,252)	(5,861,718)[1]
Net increase (decrease) in shares	(278,217)	90,2951 [1]

[1]	The share activity for the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STAT EME NTS .

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011 [c]	2010 [c]	2009 [c]	2008 [c]
Per Share Data
Net asset value, beginning of period	$12.58	$13.16	$13.76	$42.50	$40.26
Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.20)	(.22)	(.54)	(.16)
Net gain (loss) on investments
(realized and unrealized)	(.59)	(.38)	(.38)	(7.64)	2.40
Total from investment operations	(.79)	(.58)	(.60)	(8.18)	2.24
Less distributions from:
Net realized gains	—	—	—	(20.56)	—
Total distributions	—	—	—	(20.56)	—
Net asset value, end of period	$11.79	$12.58	$13.16	$13.76	$42.50

Total Return[b]	(6.28%)	(4.26%)	(4.51%)	(15.84%)	5.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,944	$7,708	$6,871	$7,525	$7,024
Ratios to average net assets:
Net investment loss	(1.64%)	(1.72%)	(1.55%)	(1.57%)	(0.41%)
Total expenses	1.76%	1.77%	1.69%	1.72%	1.69%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the years December 31, 2008 – December 31, 2010 and the period January 1, 2011 through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2012, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned 0.78%, compared with a return of -0.51% for its benchmark, the underlying index.

Contributing most to performance of the underlying index were the Swedish krona, British pound and Canadian dollar. The euro contributed least to performance of the underlying index. The Japanese yen detracted from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(09/30/05)
Weakening Dollar 2x
Strategy Fund	0.78%	-3.03%	1.97%

U.S. Dollar Index	-0.51%	0.79%	-1.58%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

Returns do not reflect the impact of any additional fees charged by insurance companies.

The RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2012
WEAKENING DOLLAR 2x STRATEGY FUND

	Face
	amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 46.8%
Federal Home Loan Bank[1]
0.00% due 01/14/13	$500,000	$500,000
Farmer Mac[1]
0.03% due 01/18/13	400,000	399,994
Total Federal Agency Discount Notes
(Cost $899,994)		899,994

REPURCHASE AGREEMENTS††,2 - 54.8%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13[3]	333,317	333,317
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	240,354	240,354
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	240,354	240,354
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	240,354	240,354
Total Repurchase Agreements
(Cost $1,054,379)		1,054,379
Total Investments - 101.6%
(Cost $1,954,373)		$1,954,373
Other Assets & Liabilities, net - (1.6)%		(31,857)
Total Net Assets - 100.0%		$1,922,516

		Unrealized
	Contracts	Gain
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $2,635,875)	33	$3,002

Units
CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
February 2013 U.S. Dollar Index Swap,
Terminating 02/28/13[4]
(Notional Value $1,189,865)	14,886	$2,080

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2012.
[4]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STAT EME NTS .

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $889,994)	$899,994
Repurchase agreements, at value
(cost $1,054,379)	1,054,379
Total investments
(cost $1,954,373)	1,954,373
Segregated cash with broker	33,000
Unrealized appreciation on swap agreements	2,080
Receivables:
Fund shares sold	12,857
Interest	4
Total assets	2,002,314

Liabilities:
Payable for:
Fund shares redeemed	68,901
Variation margin	2,970
Management fees	1,336
Swap settlement	1,266
Transfer agent and administrative fees	371
Investor service fees	371
Portfolio accounting fees	148
Miscellaneous	4,435
Total liabilities	79,798
Net assets	$1,922,516
Net assets consist of:
Paid in capital	$2,822,245
Undistributed net investment income	1
Accumulated net realized loss on investments	(904,812)
Net unrealized appreciation on investments	5,082
Net assets	$1,922,516
Capital shares outstanding	78,440
Net asset value per share	$24.51

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$2,303
Total investment income	2,303

Expenses:
Management fees	18,800
Transfer agent and administrative fees	5,222
Investor service fees	5,222
Portfolio accounting fees	2,089
Professional fees	1,904
Custodian fees	419
Trustees’ fees*	278
Miscellaneous	2,964
Total expenses	36,898
Net investment loss	(34,595)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(76,852)
Futures contracts	(68,854)
Net realized loss	(145,706)
Net change in unrealized appreciation
(depreciation) on:
Investments	(22)
Swap agreements	51,421
Futures contracts	23,517
Net change in unrealized appreciation
(depreciation)	74,916
Net realized and unrealized loss	(70,790)
Net decrease in net assets resulting
from operations	$(105,385)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(34,595)	$(66,362)
Net realized loss on investments	(145,706)	(29,847)
Net change in unrealized appreciation (depreciation) on investments	74,916	(148,445)
Net decrease in net assets resulting from operations	(105,385)	(244,654)

Capital share transactions:
Proceeds from sale of shares	20,698,423	25,622,519
Cost of shares redeemed	(20,754,172)	(26,595,917)
Net decrease from capital share transactions	(55,749)	(973,398)
Net decrease in net assets	(161,134)	(1,218,052)

Net assets:
Beginning of year	2,083,650	3,301,702
End of year	$1,922,516	$2,083,650
Undistributed net investment income at end of year	$1	$—

Capital share activity:
Shares sold	837,258	938,352
Shares redeemed	(844,487)	(983,413)
Net decrease in shares	(7,229)	(45,061)

82 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$24.32	$25.26	$26.75	$25.10	$28.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.47)	(.38)	(.40)	.07
Net gain (loss) on investments (realized and unrealized)	.59	(.47)	(1.11)	2.06	(3.57)
Total from investment operations	.19	(.94)	(1.49)	1.66	(3.50)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Total distributions	—	—	—	(.01)	—
Net asset value, end of period	$24.51	$24.32	$25.26	$26.75	$25.10

Total Return[b]	0.78%	(3.68%)	(5.61%)	6.61%	(12.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,923	$2,084	$3,302	$4,908	$10,965
Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.72%)	(1.55%)	(1.58%)	0.23%
Total expenses	1.77%	1.77%	1.70%	1.71%	1.68%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”), (collectively, “Real Estate Companies”).

For the year ended December 31, 2012, Real Estate Fund gained 18.34%, compared to a gain of 16.00% for the S&P 500 Index. The MSCI U.S. REIT Index returned 17.77%.

Within the sector, REITs, which compose 93% of the portfolio, contributed most to return.

The strongest performing stocks included Simon Property Group Inc., Weyerhaeuser Co. and General Growth Properties, Inc. Zillow, Inc., UDR, Inc. and American Capital Mortgage Investment Corp. detracted from performance for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	3.2%
American Tower Corp. — Class A	2.6%
Public Storage	2.4%
HCP, Inc.	2.1%
Ventas, Inc.	2.0%
Equity Residential	2.0%
General Growth Properties, Inc.	2.0%
Prologis, Inc.	1.9%
Health Care REIT, Inc.	1.9%
Boston Properties, Inc.	1.8%
Top Ten Total	21.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

84 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Real Estate Fund	18.34%	2.01%	7.77%

MSCI U.S. REIT Index	17.77%	5.58%	11.58%

S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

Returns do not reflect the impact of any additional fees charged by insurance companies.

The RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	Dece mber 31, 2012
real estate fund

	Shares	Value
COMMON STOCKS† - 99.4%

REAL ESTATE INVESTMENT TRUSTS (REITs) - 91.1%
SPECIALIZED REITs - 26.4%
American Tower Corp. — Class A	7,140	$551,709
Public Storage	3,505	508,086
HCP, Inc.	9,986	451,167
Ventas, Inc.	6,745	436,536
Health Care REIT, Inc.	6,563	402,246
Weyerhaeuser Co.	13,819	384,445
Host Hotels & Resorts, Inc.	21,382	335,056
Plum Creek Timber Company, Inc.	5,989	265,732
Rayonier, Inc.	4,883	253,086
Senior Housing Properties Trust	8,657	204,651
Extra Space Storage, Inc.	5,428	197,525
Hospitality Properties Trust	7,264	170,123
Omega Healthcare Investors, Inc.	6,934	165,376
LaSalle Hotel Properties	6,118	155,336
EPR Properties	3,156	145,523
Healthcare Realty Trust, Inc.	6,020	144,540
RLJ Lodging Trust	7,420	143,725
CubeSmart	9,402	136,987
Sovran Self Storage, Inc.	2,193	136,185
DiamondRock Hospitality Co.	14,583	131,247
Medical Properties Trust, Inc.	10,637	127,219
Potlatch Corp.	3,200	125,408
Sunstone Hotel Investors, Inc.*	11,371	121,783
Total Specialized REITs		5,693,691

RETAIL REITs - 18.2%
Simon Property Group, Inc.	4,434	700,971
General Growth Properties, Inc.	21,624	429,236
Macerich Co.	4,815	280,715
Kimco Realty Corp.	14,373	277,686
Federal Realty Investment Trust	2,468	256,721
Realty Income Corp.	5,677	228,272
Taubman Centers, Inc.	2,788	219,471
DDR Corp.	13,977	218,880
Regency Centers Corp.	4,372	206,009
National Retail Properties, Inc.	5,908	184,330
CBL & Associates Properties, Inc.	8,630	183,042
Tanger Factory Outlet Centers	5,236	179,071
Weingarten Realty Investors	6,628	177,432
Equity One, Inc.	7,471	156,966
Glimcher Realty Trust	11,347	125,838
Acadia Realty Trust	4,440	111,355
Total Retail REITs		3,935,995

RESIDENTIAL REITs - 13.8%
Equity Residential	7,583	429,729
AvalonBay Communities, Inc.	2,904	393,753
UDR, Inc.	10,301	244,958
Camden Property Trust	3,527	240,577
Essex Property Trust, Inc.	1,583	232,147
American Campus Communities, Inc.	4,748	219,025
Apartment Investment & Management
Co. — Class A	7,389	199,946
BRE Properties, Inc.	3,913	198,898
Home Properties, Inc.	2,895	177,492
Equity Lifestyle Properties, Inc.	2,465	165,870
Post Properties, Inc.	3,316	165,634
Mid-America Apartment
Communities, Inc.	2,546	164,854
Colonial Properties Trust	6,492	138,734
Total Residential REITs		2,971,617

OFFICE REITs - 13.0%
Boston Properties, Inc.	3,755	397,316
Digital Realty Trust, Inc.	4,232	287,310
SL Green Realty Corp.	3,423	262,373
Alexandria Real Estate Equities, Inc.	2,995	207,613
Kilroy Realty Corp.	3,970	188,059
Douglas Emmett, Inc.	7,729	180,086
Piedmont Office Realty Trust,
Inc. — Class A	9,630	173,822
BioMed Realty Trust, Inc.	8,859	171,244
Highwoods Properties, Inc.	4,830	161,564
Mack-Cali Realty Corp.	5,752	150,185
Corporate Office Properties Trust	5,663	141,462
Brandywine Realty Trust	10,875	132,566
DuPont Fabros Technology, Inc.	5,114	123,554
Government Properties Income Trust[1]	4,810	115,296
CommonWealth REIT	7,154	113,319
Total Office REITs		2,805,769

MORTGAGE REITs - 10.7%
Annaly Capital Management, Inc.	25,612	359,592
American Capital Agency Corp.	10,298	298,024
Two Harbors Investment Corp.	15,840	175,507
Starwood Property Trust, Inc.	7,544	173,210
MFA Financial, Inc.	20,594	167,017
Hatteras Financial Corp.	6,221	154,343
Invesco Mortgage Capital, Inc.	7,339	144,652
CYS Investments, Inc.	11,915	140,716
ARMOUR Residential REIT, Inc.	21,280	137,682
PennyMac Mortgage Investment Trust	4,810	121,645
Newcastle Investment Corp.	13,940	120,999
Redwood Trust, Inc.	6,930	117,048
Capstead Mortgage Corp.	8,970	102,886
American Capital Mortgage
Investment Corp.	3,740	88,152
Total Mortgage REITs		2,301,473

86 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
real estate fund

	Shares	Value
DIVERSIFIED REITs - 5.5%
Vornado Realty Trust	4,796	$384,063
Liberty Property Trust	5,728	204,891
Duke Realty Corp.	13,956	193,570
Lexington Realty Trust	13,091	136,801
American Realty Capital Trust, Inc.	11,540	133,287
Washington Real Estate Investment Trust	4,976	130,122
Total Diversified REITs		1,182,734

INDUSTRIAL REITs - 3.5%
Prologis, Inc.	11,267	411,133
DCT Industrial Trust, Inc.	20,320	131,877
EastGroup Properties, Inc.	2,334	125,593
STAG Industrial, Inc.	4,820	86,615
Total Industrial REITs		755,218
Total Real Estate Investment Trusts (REITs)		19,646,497

REAL ESTATE MANAGEMENT & DEVELOPMENT - 8.3%
REAL ESTATE SERVICES - 4.5%
CBRE Group, Inc. — Class A*	12,726	253,248
Realogy Holdings Corp.*	5,850	245,466
Altisource Portfolio Solutions S.A.*	2,270	196,707
Jones Lang LaSalle, Inc.	2,259	189,620
Zillow, Inc. — Class A*,1	3,540	98,235
Total Real Estate Services		983,276

REAL ESTATE OPERATING COMPANIES - 2.1%
Brookfield Office Properties, Inc.	17,020	289,511
Forest City Enterprises, Inc. — Class A*	10,442	168,638
Total Real Estate Operating Companies		458,149

DIVERSIFIED REAL ESTATE ACTIVITIES - 1.7%
Brookfield Asset Management, Inc. —
Class A	5,850	214,402
St. Joe Co.*,1	6,322	145,912
Total Diversified Real Estate Activities		360,314
Total Real Estate Management & Development		1,801,739
Total Common Stocks
(Cost $13,149,557)		21,448,236

	Face
	Amount	Value
REPURCHASE AGREEMENT††,2 - 0.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$201,835	$201,835
Total Repurchase Agreement
(Cost $201,835)		201,835
SECURITIES LENDING COLLATERAL††,3 - 0.8%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith,Inc.
issued 12/31/12 at 0.16%
due 01/02/13	99,347	99,347
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	63,053	63,053
Total Securities Lending Collateral
(Cost $162,400)		162,400
Total Investments - 101.1%
(Cost $13,513,792)		$21,812,471
Other Assets & Liabilities, net - (1.1)%		(237,550)
Total Net Assets - 100.0%		$21,574,921

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 10.
REIT — Real Estate Investment Trust

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 87

REAL ESTATE FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value — including $159,361
of securities loaned
(cost $13,149,557)	$21,448,236
Repurchase agreements, at value
(cost $364,235)	364,235
Total investments
(cost $13,513,792)	21,812,471
Cash	1,202
Receivables:
Fund shares sold	1,534,309
Dividends	112,528
Interest	135
Total assets	23,460,645

Liabilities:
Payable for:
Securities purchased	1,655,927
Payable upon return of securities loaned	162,400
Management fees	13,273
Transfer agent and administrative fees	3,904
Investor service fees	3,904
Portfolio accounting fees	1,562
Fund shares redeemed	24
Miscellaneous	44,730
Total liabilities	1,885,724
Net assets	$21,574,921
Net assets consist of:
Paid in capital	$27,392,538
Undistributed net investment income	374,269
Accumulated net realized loss on investments	(14,490,565)
Net unrealized appreciation on investments	8,298,679
Net assets	$21,574,921
Capital shares outstanding	715,596
Net asset value per share	$30.15

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $2,109)	$780,063
Income from securities lending, net	650
Interest	104
Total investment income	780,817

Expenses:
Management fees	206,614
Transfer agent and administrative fees	60,769
Investor service fees	60,769
Portfolio accounting fees	24,307
Professional fees	22,683
Custodian fees	4,881
Trustees’ fees*	1,973
Miscellaneous	24,551
Total expenses	406,547
Net investment income	374,270

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	987,420
Net realized gain	987,420
Net change in unrealized appreciation
(depreciation) on:
Investments	1,830,765
Net change in unrealized appreciation
(depreciation)	1,830,765
Net realized and unrealized gain	2,818,185
Net increase in net assets resulting from operations	$3,192,455

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

real estate fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$374,270	$276,241
Net realized gain on investments	987,420	2,388,000
Net change in unrealized appreciation (depreciation) on investments	1,830,765	(4,274,207)
Net increase (decrease) in net assets resulting from operations	3,192,455	(1,609,966)

Distributions to shareholders from:
Net investment income	(291,537)	(469,840)
Total distributions to shareholders	(291,537)	(469,840)

Capital share transactions:
Proceeds from sale of shares	98,662,981	97,117,326
Distributions reinvested	291,537	469,840
Cost of shares redeemed	(95,281,301)	(105,768,554)
Net increase (decrease) from capital share transactions	3,673,217	(8,181,388)
Net increase (decrease) in net assets	6,574,135	(10,261,194)

Net assets:
Beginning of year	15,000,786	25,261,980
End of year	$21,574,921	$15,000,786
Undistributed net investment income at end of year	$374,269	$276,240

Capital share activity:
Shares sold	3,412,502	3,558,431
Shares issued from reinvestment of distributions	10,151	18,839
Shares redeemed	(3,286,284)	(3,962,377)
Net increase (decrease) in shares	136,369	(385,107)

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 89

real estate fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$25.90	$26.20	$21.44	$17.51	$34.35
Income (loss) from investment operations:
Net investment income[a]	.45	.35	.35	.50	.79
Net gain (loss) on investments (realized and unrealized)	4.28	.20	4.97	3.90	(15.47)
Total from investment operations	4.73	.55	5.32	4.40	(14.68)
Less distributions from:
Net investment income	(.48)	(.85)	(.56)	(.47)	(.20)
Net realized gains	—	—	—	—	(1.96)
Total distributions	(.48)	(.85)	(.56)	(.47)	(2.16)
Net asset value, end of period	$30.15	$25.90	$26.20	$21.44	$17.51

Total Return[b]	18.34%	2.26%	24.86%	25.27%	(41.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,575	$15,001	$25,262	$33,872	$15,437
Ratios to average net assets:
Net investment income	1.54%	1.28%	1.49%	2.83%	2.61%
Total expenses	1.67%	1.70%	1.65%	1.65%	1.62%
Portfolio turnover rate	348%	351%	394%	450%	288%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

90 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

 Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Target Beta Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices.

Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These meth-ods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including

the RYDEX FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

G. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

H. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

92 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
S&P 500 Pure Growth Fund	0.75%
S&P 500 Pure Value Fund	0.75%
S&P MidCap 400 Pure Growth Fund	0.75%
S&P MidCap 400 Pure Value Fund	0.75%
S&P SmallCap 600 Pure Growth Fund	0.75%
S&P SmallCap 600 Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%
Real Estate Fund	0.85%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Transfer Agent and
Administrative Fees
Fund	(as a % of Net Assets)
All Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

the RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
S&P 500 Pure Growth Fund	$29,303,098	$—	$449,340	$—	$—	$29,752,438
S&P 500 Pure Value Fund	28,508,720	—	659,316	—	—	29,168,036
S&P MidCap 400 Pure Growth Fund	32,164,307	—	444,635	—	—	32,608,942
S&P MidCap 400 Pure Value Fund	14,074,403	—	370,354	—	—	14,444,757
S&P SmallCap 600 Pure Growth Fund	17,728,694	—	425,580	—	—	18,154,274
S&P SmallCap 600 Pure Value Fund	15,922,830	—	370,249	—	—	16,293,079
Europe 1.25x Strategy Fund	7,843,406	44,525	4,557,656	76,615	—	12,522,202
Japan 2x Strategy Fund	—	544,972	2,713,487	—	—	3,258,459
Strengthening Dollar 2x Strategy Fund	—	26,608	3,929,295	19,012	—	3,974,915
Weakening Dollar 2x Strategy Fund	—	3,002	1,954,373	2,080	—	1,959,455
Real Estate Fund	21,448,236	—	364,235	—	—	21,812,471
Liabilities
Japan 2x Strategy Fund	$—	$161,498	$—	$—	$—	$161,498

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2012, there were no transfers between levels.

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.12%			1.75%
Due 01/02/13	$72,893,262	$72,893,748	07/31/15	$70,732,300	$74,351,203
HSBC Group			Federal Home Loan Bank
0.12%			0.17%
Due 01/02/13	34,782,987	34,783,219	12/18/13	22,960,000	23,010,773
			Freddie Mac
			0.65%
			03/12/15	12,250,000	12,468,316
Deutsche Bank			U.S. Treasury Note
0.11%			2.13%
Due 01/02/13	34,782,987	34,783,200	12/31/15	33,710,300	35,478,699
Mizuho Financial Group, Inc.			U.S. Treasury Bill
0.14%			0.00%
Due 01/02/13	34,782,987	34,783,258	11/14/13	35,519,500	35,478,653

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

94 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund	Index Exposure	Liquidity	Index Exposure	Liquidity
Europe 1.25x Strategy Fund	x	x
Japan 2x Strategy Fund	x	x
Strengthening Dollar 2x Strategy Fund	x	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long		Short
Europe 1.25x Strategy Fund	65	%*	—
Japan 2x Strategy Fund	200	%*	—
Strengthening Dollar 2x Strategy Fund	200%		—
Weakening Dollar 2x Strategy Fund	—		200%

* These Funds utilize a combination of currency and/or financial–linked derivatives to obtain exposure to their benchmarks. The combined derivative instrument exposure is 125% and 400% for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2012:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value
	Futures	Futures	Swaps	Total Value at
	Equity	Currency	Currency	December 31,
Fund	Contracts*	Contracts*	Contracts	2012
Europe 1.25x Strategy Fund	$76,615	$44,525	$—	$121,140
Japan 2x Strategy Fund	$544,972	—	—	544,972
Strengthening Dollar 2x Strategy Fund	—	26,608	19,012	45,620
Weakening Dollar 2x Strategy Fund	—	3,002	2,080	5,082

Liability Derivative Investments Value
	Futures	Futures	Swaps	Total Value at
	Equity	Currency	Currency	December 31,
Fund	Contracts*	Contracts*	Contracts	2012
Japan 2x Strategy Fund	$—	$161,498	$—	$161,498

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

the RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
	Futures	Futures	Swaps
	Equity	Currency	Currency
Fund	Contracts	Contracts	Contracts	Total
Europe 1.25x Strategy Fund	$602,824	$82,096	$—	$684,920
Japan 2x Strategy Fund	387,799	(439,928)	—	(52,129)
Strengthening Dollar 2x Strategy Fund	—	(345,980)	(240,856)	(586,836)
Weakening Dollar 2x Strategy Fund	—	(68,854)	(76,852)	(145,706)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
	Futures	Futures	Swaps
	Equity	Currency	Currency
Fund	Contracts	Contracts	Contracts	Total
Europe 1.25x Strategy Fund	$(4,572)	$126,609	$—	$122,037
Japan 2x Strategy Fund	620,925	(189,503)	—	431,422
Strengthening Dollar 2x Strategy Fund	—	(124,058)	12,488	(111,570)
Weakening Dollar 2x Strategy Fund	—	23,517	51,421	74,938

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in tax-able years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

96 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
S&P 500 Pure Growth Fund	$752,038
S&P 500 Pure Value Fund	384,640
S&P MidCap 400 Pure Value Fund	1,614,211
S&P SmallCap 600 Pure Growth Fund	983,159
S&P SmallCap 600 Pure Value Fund	401,553
Europe 1.25x Strategy Fund	722,419
Japan 2x Strategy Fund	379,294
Real Estate Fund	266,057

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
S&P 500 Pure Growth Fund	$—	$245,728	$245,728
S&P 500 Pure Value Fund	111,576	—	111,576
S&P MidCap 400 Pure Growth Fund	—	4,252,045	4,252,045
S&P MidCap 400 Pure Value Fund	—	—	—
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	80,826	—	80,826
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	291,537	—	291,537

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
S&P 500 Pure Growth Fund	$—	$—	$—
S&P 500 Pure Value Fund	8,103	—	8,103
S&P MidCap 400 Pure Growth Fund	—	1,787,658	1,787,658
S&P MidCap 400 Pure Value Fund	—	—	—
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	469,840	—	469,840

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
S&P 500 Pure Growth Fund	$—	$2,458,807	$2,947,687	$—
S&P 500 Pure Value Fund	94,498	—	17,186	(2,628,098)
S&P MidCap 400 Pure Growth Fund	260,274	3,205,566	3,152,152	—
S&P MidCap 400 Pure Value Fund	21,268	—	424,863	(1,212,567)
S&P SmallCap 600 Pure Growth Fund	—	—	1,277,788	(4,718,207)
S&P SmallCap 600 Pure Value Fund	—	—	170,616	(3,767,045)
Europe 1.25x Strategy Fund	15,300	—	133,880	(6,032,587)
Japan 2x Strategy Fund	—	—	—	(8,235,252)
Strengthening Dollar 2x Strategy Fund	—	—	170	(4,510,894)
Weakening Dollar 2x Strategy Fund	—	—	—	(899,729)
Real Estate Fund	374,270	—	2,987,373	(9,179,260)

the RYDEX FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2013	2014	2015	2016	2017	2018	Short-Term	Long-Term	Carryforward
S&P 500 Pure Value Fund	$—	$—	$—	$—	$(2,628,098)	$—	$—	$—	$(2,628,098)
S&P MidCap 400 Pure Value Fund	—	—	—	—	(1,212,567)	—	—	—	(1,212,567)
S&P SmallCap 600 Pure Growth Fund	—	—	—	—	(4,718,207)	—	—	—	(4,718,207)
S&P SmallCap 600 Pure Value Fund	—	—	—	(1,093,060)	(2,673,985)	—	—	—	(3,767,045)
Europe 1.25x Strategy Fund	—	—	—	(3,560,618)	—	(1,734,902)	(312,900)	(424,167)	(6,032,587)
Japan 2x Strategy Fund	—	—	(1,212,352)	(5,525,584)	—	—	(598,925)	(898,391)	(8,235,252)
Strengthening Dollar 2x Strategy Fund	—	—	—	—	(2,779,638)	(670,834)	(424,168)	(636,254)	(4,510,894)
Weakening Dollar 2x Strategy Fund	—	—	—	(196,851)	—	(196,737)	(202,456)	(303,685)	(899,729)
Real Estate Fund	—	—	—	(2,382,362)	(6,796,898)	—	—	—	(9,179,260)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
S&P 500 Pure Growth Fund	$(164,436)	$155,205	$9,231
S&P 500 Pure Value Fund	(31)	(3,326)	3,357
S&P MidCap 400 Pure Growth Fund	(4,007)	151,894	(147,887)
S&P MidCap 400 Pure Value Fund	—	—	—
S&P SmallCap 600 Pure Growth Fund	(25,082)	24,252	830
S&P SmallCap 600 Pure Value Fund	(29,614)	24,134	5,480
Europe 1.25x Strategy Fund	—	(13,108)	13,108
Japan 2x Strategy Fund	(36,816)	36,816	—
Strengthening Dollar 2x Strategy Fund	(74,983)	74,983	—
Weakening Dollar 2x Strategy Fund	(34,596)	34,596	—
Real Estate Fund	(89,204)	15,296	73,908

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
S&P 500 Pure Growth Fund	$26,804,751	$3,034,095	$(86,408)	$2,947,687
S&P 500 Pure Value Fund	29,150,850	231,308	(214,122)	17,186
S&P MidCap 400 Pure Growth Fund	29,456,790	3,393,569	(241,417)	3,152,152
S&P MidCap 400 Pure Value Fund	14,019,894	596,706	(171,843)	424,863
S&P SmallCap 600 Pure Growth Fund	16,876,486	1,436,540	(158,752)	1,277,788
S&P SmallCap 600 Pure Value Fund	16,122,463	408,032	(237,416)	170,616
Europe 1.25x Strategy Fund	12,343,970	112,572	(55,480)	57,092
Japan 2x Strategy Fund	2,713,487	—	—	—
Strengthening Dollar 2x Strategy Fund	3,929,125	170	—	170
Weakening Dollar 2x Strategy Fund	1,954,373	—	—	—
Real Estate Fund	18,825,098	3,082,810	(95,437)	2,987,373

98 | the RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
S&P 500 Pure Growth Fund	$133,868,619	$146,944,080
S&P 500 Pure Value Fund	136,529,611	143,836,275
S&P MidCap 400 Pure Growth Fund	64,368,769	63,013,002
S&P MidCap 400 Pure Value Fund	47,049,274	58,557,596
S&P SmallCap 600 Pure Growth Fund	49,281,853	55,742,952
S&P SmallCap 600 Pure Value Fund	39,810,814	37,725,596
Europe 1.25x Strategy Fund	27,521,137	22,682,648
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—
Real Estate Fund	86,449,478	82,403,008

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement at December 31, 2012.

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
S&P 500 Pure Growth Fund	$39,120
S&P 500 Pure Value Fund	2,232
S&P MidCap 400 Pure Growth Fund	3,784
S&P MidCap 400 Pure Value Fund	421
S&P SmallCap 600 Pure Growth Fund	9,456
S&P SmallCap 600 Pure Value Fund	2,044
Europe 1.25x Strategy Fund	3
Strengthening Dollar 2x Strategy Fund	33
Real Estate Fund	27,945

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

THE RYDEX FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, the Funds participated in securities lending as follows:

	Value of	Cash
Fund	Securities Loaned	Collateral Received
S&P 500 Pure Growth Fund	$148,912	$146,456	*
S&P 500 Pure Value Fund	465,403	472,149
S&P MidCap 400 Pure Growth Fund	274,249	273,255	*
S&P MidCap 400 Pure Value Fund	273,403	284,839
S&P SmallCap 600 Pure Growth Fund	389,257	388,716	*
S&P SmallCap 600 Pure Value Fund	364,887	369,185
Europe 1.25x Strategy Fund	367,459	368,713
Real Estate Fund	159,361	162,400

* Subsequent to December 31, 2012, additional collateral was received.

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

11. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case enti-tled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a mul-tidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memo-randum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Subsequent Event

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE RYDEX FUNDS ANNUAL REPORT | 101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund and Real Estate Fund (eleven of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

102 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500 Pure Value Fund	100.00%

With respect to the taxable year ended December 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	S&P 500	S&P MidCap
	Pure Growth	400 Pure Growth
	Fund	Fund
From long-term capital gains,
subject to the 15% rate gains category:	$245,728	$4,252,045

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION on board of trustees and officers (Unaudited) (continued)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

104 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION on board of trustees and officers (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

THE RYDEX FUNDS ANNUAL REPORT | 105

INFORMATION on board of trustees and officers (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position	Principal Occupations
and Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, in as much as this person is affiliated with Guggenheim Investments.

106 | the RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE RYDEX FUNDS ANNUAL REPORT | 107

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

108 | THE RYDEX FUNDS ANNUAL REPORT

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SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

RVASECF-ANN2-1212x1213

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

the Rydex FUNDS annual report | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 of our Rydex Variable Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– Banking Fund

– Basic Materials Fund

– Biotechnology Fund

– Consumer Products Fund

– Electronics Fund

– Energy Fund

– Energy Services Fund

– Financial Services Fund

– Health Care Fund

– Internet Fund

– Leisure Fund

– Precious Metals Fund

– Retailing Fund

– Technology Fund

– Telecommunications Fund

– Transportation Fund

– Utilities Fund

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered nondiversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | the Rydex FUNDS annual report

economic and market overview (Unaudited)	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500® (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

the Rydex FUNDS annual report | 3

economic and market overview (Unaudited) (concluded)	December 31, 2012

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500®Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | the Rydex FUNDS annual report

about shareholders’ fund expenses (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

the Rydex FUNDS annual report | 5

about shareholders’ fund expenses (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.64%	12.66%	$1,000.00	$1,126.60	$8.77
Basic Materials Fund	1.65%	10.13%	1,000.00	1,101.30	8.72
Biotechnology Fund	1.66%	5.07%	1,000.00	1,050.70	8.56
Consumer Products Fund	1.65%	2.27%	1,000.00	1,022.70	8.39
Electronics Fund	1.65%	(0.69%)	1,000.00	993.10	8.27
Energy Fund	1.65%	8.88%	1,000.00	1,088.80	8.66
Energy Services Fund	1.66%	10.33%	1,000.00	1,103.30	8.78
Financial Services Fund	1.65%	10.53%	1,000.00	1,105.30	8.73
Health Care Fund	1.65%	4.83%	1,000.00	1,048.30	8.50
Internet Fund	1.65%	9.89%	1,000.00	1,098.90	8.71
Leisure Fund	1.65%	7.99%	1,000.00	1,079.90	8.63
Precious Metals Fund	1.55%	8.88%	1,000.00	1,088.80	8.14
Retailing Fund	1.66%	4.11%	1,000.00	1,041.10	8.52
Technology Fund	1.65%	4.61%	1,000.00	1,046.10	8.49
Telecommunications Fund	1.66%	6.28%	1,000.00	1,062.80	8.61
Transportation Fund	1.65%	12.52%	1,000.00	1,125.20	8.81
Utilities Fund	1.66%	(2.34%)	1,000.00	976.60	8.25

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.64%	5.00%	$1,000.00	$1,016.89	$8.31
Basic Materials Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Biotechnology Fund	1.66%	5.00%	1,000.00	1,016.79	8.42
Consumer Products Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Electronics Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Energy Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Energy Services Fund	1.66%	5.00%	1,000.00	1,016.79	8.42
Financial Services Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Health Care Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Internet Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Leisure Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Precious Metals Fund	1.55%	5.00%	1,000.00	1,017.34	7.86
Retailing Fund	1.66%	5.00%	1,000.00	1,016.79	8.42
Technology Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Telecommunications Fund	1.66%	5.00%	1,000.00	1,016.79	8.42
Transportation Fund	1.65%	5.00%	1,000.00	1,016.84	8.36
Utilities Fund	1.66%	5.00%	1,000.00	1,016.79	8.42

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

6 | the Rydex FUNDS annual report

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the Rydex FUNDS annual report | 7

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2012, Banking Fund returned 24.22% compared with the S&P 500 Index, which gained 16.00%. The S&P 500 Financials Index returned 28.81%.

Within the sector, all industries contributed to return. The largest component of the Fund, commercial banks (71% weighting), accounted for most of the positive performance, followed by diversified financial services. The consumer finance group contributed least to return.

Bank of America Corp., Citigroup, Inc. and JPMorgan Chase & Co. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Valley National Bancorp, Banco Santander S.A. and United Bankshares, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	4.2%
JPMorgan Chase & Co.	4.0%
Citigroup, Inc.	4.0%
Wells Fargo & Co.	4.0%
U.S. Bancorp	3.6%
Capital One Financial Corp.	2.7%
PNC Financial Services Group, Inc.	2.6%
Bank of New York Mellon Corp.	2.5%
State Street Corp.	2.2%
BB&T Corp.	2.1%
Top Ten Total	31.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Banking Fund	24.22%	-9.10%	-2.97%
S&P 500 Financials Index	28.81%	-8.90%	-0.60%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 9

SCHEDULE OF INVESTMENTS	December 31, 2012
Banking FUND

	Shares	Value

COMMON STOCKS† - 99.4%

REGIONAL BANKS - 38.1%
PNC Financial Services Group, Inc.	4,692	$273,590
BB&T Corp.	7,606	221,411
SunTrust Banks, Inc.	6,785	192,355
Fifth Third Bancorp	12,104	183,860
M&T Bank Corp.	1,766	173,898
Regions Financial Corp.	22,110	157,423
CIT Group, Inc.*	3,583	138,447
KeyCorp	16,423	138,282
Huntington Bancshares, Inc.	18,058	115,391
Popular, Inc.*	5,169	107,464
First Republic Bank	3,101	101,651
Zions Bancorporation	4,564	97,670
Commerce Bancshares, Inc.	2,567	89,999
Cullen/Frost Bankers, Inc.	1,652	89,654
Signature Bank*	1,253	89,389
East West Bancorp, Inc.	3,978	85,487
First Niagara Financial Group, Inc.	10,409	82,543
Hancock Holding Co.	2,539	80,588
City National Corp.	1,610	79,727
SVB Financial Group*	1,389	77,742
First Horizon National Corp.	7,726	76,565
Prosperity Bancshares, Inc.	1,790	75,180
Associated Banc-Corp.	5,585	73,275
Fulton Financial Corp.	7,238	69,557
TCF Financial Corp.	5,692	69,158
Susquehanna Bancshares, Inc.	6,580	68,958
Bank of Hawaii Corp.	1,561	68,762
Valley National Bancorp[1]	7,131	66,318
Texas Capital Bancshares, Inc.*	1,470	65,885
UMB Financial Corp.	1,500	65,760
Webster Financial Corp.	3,139	64,506
Capital Sourse, Inc.	8,305	62,952
Cathay General Bancorp	3,193	62,264
FirstMerit Corp.	4,341	61,599
Trustmark Corp.	2,709	60,844
IBERIABANK Corp.	1,211	59,484
FNB Corp.	5,600	59,472
National Penn Bancshares, Inc.	6,220	57,970
BancorpSouth, Inc.	3,944	57,346
Wintrust Financial Corp.	1,534	56,298
Umpqua Holdings Corp.	4,742	55,908
Old National Bancorp	4,520	53,652
United Bankshares, Inc.[1]	2,202	53,553
PrivateBancorp, Inc.	3,399	52,073
Total Regional Banks		4,093,910
Diversified Banks - 28.1%
Wells Fargo & Co.	12,406	424,036
U.S. Bancorp	11,933	381,140
Itau Unibanco Holding S.A. ADR	8,653	142,428
Banco Bradesco S.A. ADR	7,602	132,047
HSBC Holdings plc ADR	2,363	125,404
ICICI Bank Ltd. ADR	2,839	123,809
Comerica, Inc.	3,925	119,085
Toronto-Dominion Bank	1,404	118,399
Credicorp Ltd.	805	117,981
Banco Santander S.A. ADR	14,106	115,246
Banco Santander Brasil S.A. ADR	15,850	115,230
Barclays plc ADR[1]	6,548	113,411
Royal Bank of Canada	1,873	112,942
HDFC Bank Ltd. ADR	2,765	112,591
Bank of Montreal	1,829	112,118
Bancolombia S.A. ADR	1,655	110,190
Banco Santander Chile ADR	3,815	108,689
Banco Bilbao Vizcaya Argentaria S.A. ADR	11,523	108,547
Bank of Nova Scotia	1,870	108,236
Canadian Imperial Bank of Commerce	1,334	107,534
Grupo Financiero Santander Mexico
SAB de CV ADR*	6,530	105,655
Total Diversified Banks		3,014,718
Other Diversified Financial Services - 13.2%
Bank of America Corp.	38,390	445,324
JPMorgan Chase & Co.	9,868	433,896
Citigroup, Inc.	10,890	430,808
ING Groep N.V. ADR*,1	11,277	107,019
Total Other Diversified Financial Services		1,417,047
Thrifts & Mortgage Finance - 7.9%
New York Community Bancorp, Inc.	9,018	118,136
Home Loan Servicing Solutions Ltd.	5,680	107,352
Ocwen Financial Corp.*	3,070	106,191
Hudson City Bancorp, Inc.	12,518	101,771
People’s United Financial, Inc.	8,300	100,347
Nationstar Mortgage Holdings, Inc.*,1	2,690	83,336
Washington Federal, Inc.	3,953	66,687
Capitol Federal Financial, Inc.	5,652	66,072
Radian Group, Inc.	7,850	47,964
Astoria Financial Corp.	4,953	46,360
Total Thrifts & Mortgage Finance		844,216
Asset Management & Custody Banks - 6.3%
Bank of New York Mellon Corp.	10,497	269,773
State Street Corp.	4,940	232,229
Northern Trust Corp.	3,430	172,049
Total Asset Management & Custody Banks		674,051

10 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Banking FUND

	Shares	Value

Diversified Capital Markets - 3.1%
Deutsche Bank AG	2,685	$118,919
UBS AG	6,818	107,315
Credit Suisse Group AG ADR	4,360	107,082
Total Diversified Capital Markets		333,316
Consumer Finance - 2.7%
Capital One Financial Corp.	4,920	285,016
Total Common Stocks
(Cost $9,051,155)		10,662,274

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$60,946	$60,946
Total Repurchase Agreement
(Cost $60,946)		60,946

SECURITIES LENDING COLLATERAL††,3 - 1.6%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	101,901	101,901
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	64,674	64,674
Total Securities Lending Collateral
(Cost $166,575)		166,575
Total Investments - 101.6%
(Cost $9,278,676)		$10,889,795
Other Assets & Liabilities, net - (1.6)%		(169,850)
Total Net Assets - 100.0%		$10,719,945

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	The Rydex FUNDS annual report | 11

Banking fund

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $165,923 of securities loaned
(cost $9,051,155)	$10,662,274
Repurchase agreements, at value
(cost $227,521)	227,521
Total investments
(cost $9,278,676)	10,889,795
Receivables:
Securities sold	290,951
Fund shares sold	85,759
Dividends	16,813
Interest	37
Total assets	11,283,355
Liabilities:
Payable for:
Securities purchased	291,513
Payable upon return of securities loaned	166,575
Fund shares redeemed	82,381
Management fees	6,699
Transfer agent and administrative fees	1,970
Investor service fees	1,970
Portfolio accounting fees	788
Miscellaneous	11,514
Total liabilities	563,410
Net assets	$10,719,945
Net assets consist of:
Paid in capital	$11,448,630
Undistributed net investment income	62,945
Accumulated net realized loss on investments	(2,402,749)
Net unrealized appreciation on investments	1,611,119
Net assets	$10,719,945
Capital shares outstanding	799,875
Net asset value per share	$13.40

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $3,377)	$180,105
Income from securities lending, net	83
Interest	34
Total investment income	180,222

Expenses:
Management fees	59,847
Transfer agent and administrative fees	17,602
Investor service fees	17,602
Portfolio accounting fees	7,041
Professional fees	6,584
Custodian fees	1,402
Trustees’ fees*	418
Miscellaneous	6,758
Total expenses	117,254
Net investment income	62,968

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(297,522)
Net realized loss	(297,522)
Net change in unrealized appreciation (depreciation) on:
Investments	1,126,167
Net change in unrealized appreciation (depreciation)	1,126,167
Net realized and unrealized gain	828,645
Net increase in net assets resulting from operations	$891,613

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Banking fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$62,968	$18,626
Net realized gain (loss) on investments	(297,522)	186,223
Net change in unrealized appreciation (depreciation) on investments	1,126,167	(887,862)
Net increase (decrease) in net assets resulting from operations	891,613	(683,013)

Distributions to shareholders from:
Net investment income	(18,625)	(8,767)
Net realized gains	(11,241)	—
Total distributions to shareholders	(29,866)	(8,767)

Capital share transactions:
Proceeds from sale of shares	46,027,046	56,722,061
Distributions reinvested	29,866	8,767
Cost of shares redeemed	(38,793,749)	(58,906,900)
Net increase (decrease) from capital share transactions	7,263,163	(2,176,072)
Net increase (decrease) in net assets	8,124,910	(2,867,852)

Net assets:
Beginning of year	2,595,035	5,462,887
End of year	$10,719,945	$2,595,035
Undistributed net investment income at end of year	$62,945	$18,626

Capital share activity:
Shares sold	3,725,488	4,508,490
Shares issued from reinvestment of distributions	2,359	829
Shares redeemed	(3,167,788)	(4,660,345)
Net increase (decrease) in shares	560,059	(151,026)

See Notes to Financial Statements.	The Rydex FUNDS annual report | 13

Banking fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.82	$13.98	$12.52	$13.40	$22.80
Income (loss) from investment operations:
Net investment income[a]	.11	.07	.02	.08	.48
Net gain (loss) on investments (realized and unrealized)	2.50	(3.18)	1.60	(.54)	(9.86)
Total from investment operations	2.61	(3.11)	1.62	(.46)	(9.38)
Less distributions from:
Net investment income	(.02)	(.05)	(.16)	(.42)	(.02)
Net realized gains	(.01)	—	—	—	—
Total distributions	(.03)	(.05)	(.16)	(.42)	(.02)
Net asset value, end of period	$13.40	$10.82	$13.98	$12.52	$13.40

Total Return[b]	24.22%	(22.23%)	13.04%	(3.43%)	(41.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,720	$2,595	$5,463	$4,639	$22,968
Ratios to average net assets:
Net investment income	0.89%	0.59%	0.12%	0.70%	2.87%
Total expenses	1.67%	1.71%	1.64%	1.66%	1.63%
Portfolio turnover rate	512%	1,518%	1,119%	731%	521%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

14 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2012, Basic Materials Fund returned 10.72% compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Materials Index returned 14.97%.

The two largest industries, metals & mining, and chemicals, represented 46% and 41%, respectively, of the portfolio weight. The chemicals group was the main contributor to return, followed by the lightly weighted construction materials industry. The metals & mining industry, meanwhile, was the only detractor from return.

The top-performing holdings were LyondellBasell Industries N.V., Monsanto Co. and Sherwin-Williams Co. The worst-performing holdings included Turquoise Hill Resources Ltd., Cliffs Natural Resources, Inc. and Molycorp, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Monsanto Co.	3.1%
EI du Pont de Nemours & Co.	2.8%
Dow Chemical Co.	2.7%
Praxair, Inc.	2.5%
Freeport-McMoRan Copper &
Gold, Inc.	2.5%
Southern Copper Corp.	2.4%
Mosaic Co.	2.2%
Newmont Mining Corp.	2.2%
LyondellBasell Industries
N.V. — Class A	2.0%
PPG Industries, Inc.	2.0%
Top Ten Total	24.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Basic Materials Fund	10.72%	-0.11%	10.41%
S&P 500 Materials Index	14.97%	0.47%	9.29%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2012

BaSIC MATERIALS fund

	Shares	Value
COMMON STOCKS† - 99.9%

GOLD - 16.9%
Newmont Mining Corp.	7,647	$355,127
Barrick Gold Corp.	7,299	255,538
Goldcorp, Inc.	6,890	252,863
Yamana Gold, Inc.	10,297	177,211
Royal Gold, Inc.	2,076	168,800
Gold Fields Ltd. ADR	13,039	162,857
Agnico-Eagle Mines Ltd.	3,079	161,524
Kinross Gold Corp.	16,268	158,125
AngloGold Ashanti Ltd. ADR	4,974	156,034
Cia de Minas Buenaventura S.A. ADR	4,057	145,849
Randgold Resources Ltd. ADR	1,399	138,851
Eldorado Gold Corp.	10,702	137,842
IAMGOLD Corp.	11,470	131,561
Harmony Gold Mining
Company Ltd. ADR	14,548	130,350
New Gold, Inc.*	11,349	125,179
Allied Nevada Gold Corp.*	3,921	118,140
Total Gold		2,775,851
Specialty Chemicals - 13.9%
Ecolab, Inc.	4,574	328,872
Sherwin-Williams Co.	1,880	289,182
Sigma-Aldrich Corp.	2,907	213,897
Celanese Corp. — Class A	4,261	189,742
Ashland, Inc.	2,270	182,531
Valspar Corp.	2,761	172,286
Albemarle Corp.	2,718	168,842
International Flavors & Fragrances, Inc.	2,499	166,283
WR Grace & Co.*	2,384	160,276
Rockwood Holdings, Inc.	2,864	141,653
NewMarket Corp.	520	136,344
Cytec Industries, Inc.	1,855	127,680
Total Specialty Chemicals		2,277,588
Steel - 11.6%
Vale S.A. ADR	14,669	307,462
Nucor Corp.	6,125	264,478
Cliffs Natural Resources, Inc.[1]	4,520	174,291
ArcelorMittal[1]	9,090	158,802
Reliance Steel & Aluminum Co.	2,524	156,740
Gerdau S.A. ADR	16,820	151,212
United States Steel Corp.[1]	5,511	131,548
Allegheny Technologies, Inc.	4,312	130,912
Cia Siderurgica Nacional S.A. ADR	21,155	124,815
Steel Dynamics, Inc.	9,015	123,776
Carpenter Technology Corp.	2,288	118,129
AK Steel Holding Corp.[1]	12,427	57,164
Total Steel		1,899,329
Diversified Chemicals - 11.0%
EI du Pont de Nemours & Co.	10,330	464,540
Dow Chemical Co.	13,782	445,434
PPG Industries, Inc.	2,448	331,337
Eastman Chemical Co.	3,464	235,725
FMC Corp.	3,527	206,400
Huntsman Corp.	8,664	137,758
Total Diversified Chemicals		1,821,194
Diversified Metals & Mining - 10.1%
Freeport-McMoRan Copper & Gold, Inc.	11,979	409,683
Southern Copper Corp.	10,648	403,133
BHP Billiton Ltd. ADR	2,655	208,258
Rio Tinto plc ADR[1]	3,249	188,734
Teck Resources Ltd. — Class B	4,287	155,832
Titanium Metals Corp.	7,387	121,959
Walter Energy, Inc.	3,002	107,712
Molycorp, Inc.*,1	8,390	79,202
Total Diversified Metals & Mining		1,674,513
Fertilizers & Agricultural Chemicals - 8.8%
Monsanto Co.	5,469	517,640
Mosaic Co.	6,277	355,467
CF Industries Holdings, Inc.	1,251	254,153
Potash Corporation of Saskatchewan, Inc.	4,650	189,209
Agrium, Inc.	1,410	140,873
Total Fertilizers & Agricultural Chemicals		1,457,342
Industrial Gases - 5.5%
Praxair, Inc.	3,750	410,438
Air Products & Chemicals, Inc.	3,613	303,564
Airgas, Inc.	2,101	191,800
Total Industrial Gases		905,802
Construction Materials - 3.8%
Vulcan Materials Co.	3,537	184,101
Cemex SAB de CV ADR*	17,452	172,251
Martin Marietta Materials, Inc.	1,590	149,905
Eagle Materials, Inc.	2,090	122,265
Total Construction Materials		628,522
Precious Metals & Minerals - 3.6%
Silver Wheaton Corp.	4,870	175,709
Pan American Silver Corp.	6,760	126,615
Coeur d’Alene Mines Corp.*	4,505	110,823
Hecla Mining Co.	16,167	94,254
Stillwater Mining Co.*	6,989	89,319
Total Precious Metals & Minerals		596,720
Commodity Chemicals - 3.5%
LyondellBasell Industries N.V. — Class A	5,880	335,689
Westlake Chemical Corp.	2,090	165,737
Georgia Gulf Corp.	2,000	82,560
Total Commodity Chemicals		583,986

18 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

BASIC MATERIALS fund

	Shares	Value
Paper Packaging - 3.4%
Rock-Tenn Co. — Class A	2,280	$159,394
Packaging Corporation of America	3,670	141,185
Bemis Company, Inc.	3,993	133,606
Sealed Air Corp.	7,617	133,374
Total Paper Packaging		567,559

Metal & Glass Containers - 2.9%
Ball Corp.	4,206	188,219
Crown Holdings, Inc.*	4,447	163,694
Owens-Illinois, Inc.*	6,349	135,043
Total Metal & Glass Containers		486,956
Paper Products - 2.9%
International Paper Co.	7,611	303,223
MeadWestvaco Corp.	5,367	171,046
Total Paper Products		474,269
Aluminum - 1.3%
Alcoa, Inc.	25,177	218,536
Forest Products - 0.7%
Louisiana-Pacific Corp.*	6,183	119,456
Total Common Stocks
(Cost $8,997,990)		16,487,623

	Face
	Amount	Value
REPURCHASE AGREEMENT††,2 - 1.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$270,945	$270,945
Total Repurchase Agreement
(Cost $270,945)		270,945

SECURITIES LENDING COLLATERAL††,3 - 1.7%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	174,140	174,140
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	110,523	110,523
Total Securities Lending Collateral
(Cost $284,663)		284,663
Total Investments - 103.2%
(Cost $9,553,598)		$17,043,231
Other Assets & Liabilities, net - (3.2)%		(523,956)
Total Net Assets - 100.0%		$16,519,275

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8. ADR — American Depositary Receipt plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS fund

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $287,799 of
securities loaned
(cost $8,997,990)	$16,487,623
Repurchase agreements, at value
(cost $555,608)	555,608
Total investments
(cost $9,553,598)	17,043,231
Receivables:
Securities sold	1,780,187
Fund shares sold	34,287
Dividends	11,059
Interest	224
Total assets	18,868,988

Liabilities:
Payable for:
Fund shares redeemed	2,008,060
Payable upon return of securities loaned	284,663
Management fees	10,839
Transfer agent and administrative fees	3,188
Investor service fees	3,188
Portfolio accounting fees	1,275
Miscellaneous	38,500
Total liabilities	2,349,713
Net assets	$16,519,275
Net assets consist of:
Paid in capital	$11,827,798
Undistributed net investment income	94,690
Accumulated net realized loss on investments	(2,892,846)
Net unrealized appreciation on investments	7,489,633
Net assets	$16,519,275
Capital shares outstanding	633,365
Net asset value per share	$26.08

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $8,627)	$348,876
Income from securities lending, net	780
Interest	84
Total investment income	349,740

Expenses:
Management fees	129,696
Transfer agent and administrative fees	38,146
Investor service fees	38,146
Portfolio accounting fees	15,258
Custodian fees	3,240
Trustees’ fees*	1,871
Miscellaneous	28,693
Total expenses	255,050
Net investment income	94,690

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	853,237
Net realized gain	853,237
Net change in unrealized appreciation
(depreciation) on:
Investments	560,133
Net change in unrealized appreciation
(depreciation)	560,133
Net realized and unrealized gain	1,413,370
Net increase in net assets resulting
from operations	$1,508,060

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$94,690	$(19,003)
Net realized gain on investments	853,237	4,053,469
Net change in unrealized appreciation (depreciation) on investments	560,133	(9,549,818)
Net increase (decrease) in net assets resulting from operations	1,508,060	(5,515,352)

Distributions to shareholders from:
Net realized gains	(1,353,298)	(2,783,814)
Total distributions to shareholders	(1,353,298)	(2,783,814)

Capital share transactions:
Proceeds from sale of shares	50,350,880	80,491,877
Distributions reinvested	1,353,298	2,783,814
Cost of shares redeemed	(51,233,191)	(108,214,179)
Net increase (decrease) from capital share transactions	470,987	(24,938,488)
Net increase (decrease) in net assets	625,749	(33,237,654)

Net assets:
Beginning of year	15,893,526	49,131,180
End of year	$16,519,275	$15,893,526
Undistributed net investment income at end of year	$94,690	$—

Capital share activity:
Shares sold	1,885,247	2,286,655
Shares issued from reinvestment of distributions	55,079	100,101
Shares redeemed	(1,919,537)	(3,108,300)
Net increase (decrease) in shares	20,789	(721,544)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$25.95	$36.83	$29.22	$19.38	$41.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	(.02)	(.07)	.17	.06
Net gain (loss) on investments (realized and unrealized)	2.45	(5.69)	7.86	10.58	(19.38)
Total from investment operations	2.62	(5.71)	7.79	10.75	(19.32)
Less distributions from:
Net investment income	—	—	(.18)	(.06)	(.27)
Net realized gains	(2.49)	(5.17)	—	(.85)	(2.69)
Total distributions	(2.49)	(5.17)	(.18)	(.91)	(2.96)
Net asset value, end of period	$26.08	$25.95	$36.83	$29.22	$19.38

Total Return[b]	10.72%	(16.46%)	26.67%	55.46%	(45.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,519	$15,894	$49,131	$46,522	$23,788
Ratios to average net assets:
Net investment income (loss)	0.62%	(0.06%)	(0.22%)	0.69%	0.15%
Total expenses	1.67%	1.71%	1.66%	1.65%	1.60%
Portfolio turnover rate	339%	193%	418%	377%	191%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2012, Biotechnology Fund gained 35.98% compared with the S&P 500 Index, which rose 16.00%. The S&P 500 Health Care Index returned 17.89%.

Companies in the biotechnology industry make up almost 84% of the weight of the Fund. For the year, the group contributed the most to return, followed by the life sciences tools and services segment.

The best-performing holdings in the Fund were Regeneron Pharmaceuticals, Inc., Gilead Sciences, Inc. and Pharmacyclics, Inc. The worst-performing holdings in the Fund included Halozyme Therapeutics, Inc., Idenix Pharmaceuticals, Inc. and Achillion Pharmaceuticals, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	8.7%
Gilead Sciences, Inc.	8.0%
Biogen Idec, Inc.	6.3%
Celgene Corp.	6.2%
Alexion Pharmaceuticals, Inc.	4.6%
Regeneron Pharmaceuticals, Inc.	4.3%
Vertex Pharmaceuticals, Inc.	3.2%
Life Technologies Corp.	3.1%
Illumina, Inc.	2.9%
BioMarin Pharmaceutical, Inc.	2.7%
Top Ten Total	50.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Biotechnology Fund	35.98%	11.69%	10.80%
S&P 500 Health Care Index	17.89%	4.79%	6.13%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2012

BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.3%

BIOTECHNOLOGY - 83.8%
Amgen, Inc.	19,239	$1,660,711
Gilead Sciences, Inc.*	20,798	1,527,614
Biogen Idec, Inc.*	8,174	1,198,882
Celgene Corp.*	15,046	1,184,421
Alexion Pharmaceuticals, Inc.*	9,337	875,904
Regeneron Pharmaceuticals, Inc.*	4,835	827,123
Vertex Pharmaceuticals, Inc.*	14,665	615,050
BioMarin Pharmaceutical, Inc.*	10,412	512,791
Onyx Pharmaceuticals, Inc.*	6,003	453,407
Pharmacyclics, Inc.*	6,930	401,247
Medivation, Inc.*	7,616	389,635
Ariad Pharmaceuticals, Inc.*	18,550	355,789
United Therapeutics Corp.*	6,486	346,482
Seattle Genetics, Inc.*,1	14,582	338,302
Cubist Pharmaceuticals, Inc.*	8,034	337,910
Incyte Corp.*,1	18,615	309,195
Cepheid, Inc.*	9,103	307,772
Myriad Genetics, Inc.*	11,270	307,108
Theravance, Inc.*	13,690	304,876
Amarin Corporation plc ADR*,1	36,380	294,314
Arena Pharmaceuticals, Inc.*,1	31,410	283,318
Infinity Pharmaceuticals, Inc.*	7,800	273,000
Elan Corp. plc ADR*	26,580	271,382
Alkermes plc*	14,341	265,595
Grifols S.A. ADR*	10,080	261,374
Isis Pharmaceuticals, Inc.*,1	20,520	214,639
Immunogen, Inc.*,1	16,620	211,905
Acorda Therapeutics, Inc.*	8,297	206,263
PDL BioPharma, Inc.[1]	28,467	200,692
Exelixis, Inc.*,1	40,960	187,187
Dendreon Corp.*,1	35,118	185,423
Sarepta Therapeutics, Inc.*,1	7,150	184,470
NPS Pharmaceuticals, Inc.*	19,910	181,181
Affymax, Inc.*	9,020	171,380
Spectrum Pharmaceuticals, Inc.1	14,970	167,514
InterMune, Inc.*	16,626	161,106
Total Biotechnology		15,974,962
LIFE SCIENCES TOOLS & SERVICES - 13.2%
Life Technologies Corp.*	11,980	587,977
Illumina, Inc.*,1	10,045	558,402
QIAGEN N.V.*	23,310	423,077
Bio-Rad Laboratories, Inc. — Class A*	3,371	354,124
Techne Corp.	4,742	324,068
Charles River Laboratories
International, Inc.*	7,440	278,777
Total Life Sciences Tools & Services		2,526,425
PHARMACEUTICALS - 2.3%
Medicines Co.*	10,150	243,296
Nektar Therapeutics*	26,630	197,328
Total Pharmaceuticals		440,624
Total Common Stocks
(Cost $10,658,501)		18,942,011
RIGHTS - 0.0%
Clinical Data, Inc.
Expires 12/31/20*,†††,2,4	4,730	—
Total Rights
(Cost $—)		—

	Face
	Amount
SECURITIES LENDING COLLATERAL††,3 - 8.2%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$960,871	960,871
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	609,845	609,845
Total Securities Lending Collateral
(Cost $1,570,716)		1,570,716
Total Investments - 107.5%
(Cost $12,229,217)		$20,512,727
Other Assets & Liabilities, net - (7.5)%		(1,432,356)
Total Net Assets - 100.0%		$19,080,371

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Illiquid security.
[3]	Securities lending collateral — See Note 8.
[4]	All or a portion of this security was fair valued by the valuation committee at December 31, 2012. The total market value of fair valued security amounts to $0 (cost $0), or 0% of total net assets.

ADR — American Depositary Receipt

plc — Public Limited Company

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $1,546,448 of
securities loaned
(cost $12,229,217)	$20,512,727
Receivables:
Securities sold	561,478
Fund shares sold	79,730
Interest	2,347
Total assets	21,156,282
Liabilities:
Line of Credit	80,083
Payable for:
Payable upon return of securities loaned	1,570,716
Fund shares redeemed	362,177
Management fees	14,253
Transfer agent and administrative fees	4,192
Investor service fees	4,192
Portfolio accounting fees	1,677
Miscellaneous	38,621
Total liabilities	2,075,911
Net assets	$19,080,371
Net assets consist of:
Paid in capital	$22,003,929
Accumulated net investment loss	(29,284)
Accumulated net realized loss on investments	(11,177,784)
Net unrealized appreciation on investments	8,283,510
Net assets	$19,080,371
Capital shares outstanding	508,946
Net asset value per share	$37.49

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:	$
Dividends		73,224
Income from securities lending, net		8,000
Interest		130
Total investment income		81,354

Expenses:
Management fees		198,273
Transfer agent and administrative fees		58,316
Investor service fees		58,316
Portfolio accounting fees		23,326
Professional fees		22,344
Custodian fees		5,906
Trustees’ fees*		1,691
Miscellaneous		22,808
Total expenses		390,980
Net investment loss		(309,626)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		2,058,392
Net realized gain		2,058,392
Net change in unrealized appreciation
(depreciation) on:
Investments		3,811,340
Net change in unrealized appreciation
(depreciation)		3,811,340
Net realized and unrealized gain		5,869,732
Net increase in net assets resulting
from operations		$5,560,106

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 27

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(309,626)	$(223,404)
Net realized gain (loss) on investments	2,058,392	(393,880)
Net change in unrealized appreciation (depreciation) on investments	3,811,340	(274,698)
Net increase (decrease) in net assets resulting from operations	5,560,106	(891,982)

Capital share transactions:
Proceeds from sale of shares	71,809,325	81,146,101
Cost of shares redeemed	(70,134,629)	(82,251,545)
Net increase (decrease) from capital share transactions	1,674,696	(1,105,444)
Net increase (decrease) in net assets	7,234,802	(1,997,426)

Net assets:
Beginning of year	11,845,569	13,842,995
End of year	$19,080,371	$11,845,569
Accumulated net investment loss at end of year	$(29,284)	$(11,910)

Capital share activity:
Shares sold	2,066,760	2,980,609
Shares redeemed	(1,987,377)	(3,106,249)
Net increase (decrease) in shares	79,383	(125,640)

28 | the Rydex FUNDS annual report	See Notes to Financial Statements.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$27.58	$24.93	$22.52	$19.03	$21.57
Income (loss) from investment operations:
Net investment loss[a]	(.47)	(.41)	(.33)	(.25)	(.26)
Net gain (loss) on investments (realized and unrealized)	10.38	3.06	2.74	3.74	(2.28)
Total from investment operations	9.91	2.65	2.41	3.49	(2.54)
Net asset value, end of period	$37.49	$27.58	$24.93	$22.52	$19.03

Total Return[b]	35.98%	10.59%	10.70%	18.34%	(11.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,080	$11,846	$13,843	$13,144	$35,296
Ratios to average net assets:
Net investment loss	(1.33%)	(1.51%)	(1.40%)	(1.25%)	(1.25%)
Total expenses	1.68%	1.71%	1.65%	1.68%	1.63%
Portfolio turnover rate	294%	502%	509%	388%	351%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2012, Consumer Products Fund rose 9.05%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 10.76%.

The beverages group and food products industry were the biggest contributors to Fund performance. Together, these segments make up over half the Fund. The personal products industry was the only detractor from Fund performance.

Fund performance for the year got the biggest boost from Philip Morris International, Inc., Whole Foods Market, Inc. and Constellation Brands, Inc. Among the Fund’s weakest performers during the year were SUPERVALU, Inc., Herbalife Ltd. and Avon Products, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.6%
Philip Morris International, Inc.	5.8%
PepsiCo, Inc.	5.0%
Colgate-Palmolive Co.	3.4%
Kimberly-Clark Corp.	2.8%
Kraft Foods Group, Inc.	2.5%
General Mills, Inc.	2.5%
Estee Lauder Companies, Inc. — Class A	2.4%
Reynolds American, Inc.	2.3%
Kellogg Co.	2.2%
Top Ten Total	35.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Consumer Products Fund	9.05%	5.83%	9.07%
S&P 500 Consumer
Staples Index	10.76%	6.96%	8.61%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	December 31, 2012
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.7%

PACKAGED FOODS & MEATS - 32.1%
Kraft Foods Group, Inc.	8,680	$394,680
General Mills, Inc.	9,609	388,300
Kellogg Co.	6,137	342,751
HJ Heinz Co.	5,657	326,296
Hershey Co.	4,214	304,335
Mead Johnson Nutrition Co. — Class A	4,259	280,626
ConAgra Foods, Inc.	8,953	264,114
Campbell Soup Co.[1]	7,170	250,161
JM Smucker Co.	2,722	234,745
McCormick & Company, Inc.	3,481	221,148
Hormel Foods Corp.	7,026	219,281
Tyson Foods, Inc. — Class A	10,433	202,400
Green Mountain Coffee Roasters, Inc.*,1	4,572	189,098
Unilever N.V. — Class Y	4,793	183,572
Ralcorp Holdings, Inc.*	1,910	171,232
BRF - Brasil Foods S.A. ADR[1]	8,030	169,513
Hillshire Brands Co.	5,050	142,107
Flowers Foods, Inc.	5,831	135,687
Dean Foods Co.*	8,130	134,226
Smithfield Foods, Inc.*	6,090	131,361
Hain Celestial Group, Inc.*	2,180	118,200
TreeHouse Foods, Inc.*	2,017	105,146
Sanderson Farms, Inc.	1,640	77,982
Total Packaged Foods & Meats		4,986,961
HOUSEHOLD PRODUCTS - 16.8%
Procter & Gamble Co.	15,239	1,034,575
Colgate-Palmolive Co.	5,128	536,081
Kimberly-Clark Corp.	5,213	440,134
Clorox Co.	3,189	233,499
Church & Dwight Company, Inc.	3,936	210,852
Energizer Holdings, Inc.	2,130	170,357
Total Household Products		2,625,498
SOFT DRINKS - 10.7%
PepsiCo, Inc.	11,419	781,401
Dr Pepper Snapple Group, Inc.	5,254	232,122
Coca-Cola Enterprises, Inc.	7,297	231,534
Monster Beverage Corp.*	4,366	230,874
Fomento Economico Mexicano
SAB de CV ADR	1,931	194,452
Total Soft Drinks		1,670,383
TOBACCO - 10.0%
Philip Morris International, Inc.	10,785	902,058
Reynolds American, Inc.	8,852	366,738
Lorillard, Inc.	2,548	297,275
Total Tobacco		1,566,071
FOOD RETAIL - 6.3%
Whole Foods Market, Inc.	3,466	316,549
Kroger Co.	10,731	279,221
Safeway, Inc.[1]	8,817	159,500
Fresh Market, Inc.*	2,370	113,973
Casey’s General Stores, Inc.	2,080	110,448
Total Food Retail		979,691
DISTILLERS & VINTNERS - 5.8%
Brown-Forman Corp. — Class B	4,431	280,261
Beam, Inc.	3,910	238,862
Constellation Brands, Inc. — Class A*	5,513	195,105
Diageo plc ADR	1,630	190,025
Total Distillers & Vintners		904,253
PERSONAL PRODUCTS - 5.7%
Estee Lauder Companies, Inc. — Class A	6,158	368,618
Herbalife Ltd.[1]	6,954	229,065
Avon Products, Inc.	13,164	189,035
Nu Skin Enterprises, Inc. — Class A1	2,918	108,112
Total Personal Products		894,830
AGRICULTURAL PRODUCTS - 5.4%
Archer-Daniels-Midland Co.	11,795	323,066
Bunge Ltd.	3,419	248,527
Ingredion, Inc.	2,624	169,064
Darling International, Inc.*	6,387	102,447
Total Agricultural Products		843,104
BREWERS - 4.0%
Cia de Bebidas das Americas ADR	5,347	224,521
Molson Coors Brewing Co. — Class B	4,951	211,853
Anheuser-Busch InBev N.V. ADR	2,192	191,603
Total Brewers		627,977
FOOD DISTRIBUTORS - 2.9%
Sysco Corp.	10,405	329,422
United Natural Foods, Inc.*	2,295	122,989
Total Food Distributors		452,411
Total Common Stocks
(Cost $9,990,239)		15,551,179

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
CONSUMER PRODUCTS FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.5%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$82,725	$82,725
Total Repurchase Agreement
(Cost $82,725)		82,725

SECURITIES LENDING COLLATERAL††,3 - 2.8%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	264,747	264,747
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	168,029	168,029
Total Securities Lending Collateral
(Cost $432,776)		432,776
Total Investments - 103.0%
(Cost $10,505,740)		$16,066,680
Other Assets & Liabilities, net - (3.0)%		(462,188)
Total Net Assets - 100.0%		$15,604,492

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

    ADR — American Depositary Receipt

    plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $439,881 of securities loaned
(cost $9,990,239)	$15,551,179
Repurchase agreements, at value
(cost $515,501)	515,501
Total investments
(cost $10,505,740)	16,066,680
Receivables:
Securities sold	1,836,227
Fund shares sold	744,899
Dividends	42,395
Interest	449
Foreign taxes reclaim	411
Total assets	18,691,061
Liabilities:
Payable for:
Fund shares redeemed	1,494,697
Securities purchased	1,110,965
Payable upon return of securities loaned	432,776
Management fees	11,475
Transfer agent and administrative fees	3,375
Investor service fees	3,375
Portfolio accounting fees	1,350
Miscellaneous	28,556
Total liabilities	3,086,569
Net assets	$15,604,492
Net assets consist of:
Paid in capital	$12,556,982
Undistributed net investment income	200,165
Accumulated net realized loss on investments	(2,713,595)
Net unrealized appreciation on investments	5,560,940
Net assets	$15,604,492
Capital shares outstanding	346,635
Net asset value per share	$45.02

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $1,184)	$516,196
Income from securities lending, net	1,193
Interest	89
Total investment income	517,478

Expenses:
Management fees	161,095
Transfer agent and administrative fees	47,381
Investor service fees	47,381
Portfolio accounting fees	18,952
Professional fees	18,965
Custodian fees	3,909
Trustees’ fees*	1,854
Miscellaneous	17,630
Total expenses	317,167
Net investment income	200,311

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,189,282
Net realized gain	2,189,282
Net change in unrealized appreciation (depreciation) on:
Investments	(976,524)
Net change in unrealized appreciation (depreciation)	(976,524)
Net realized and unrealized gain	1,212,758
Net increase in net assets resulting from operations	$1,413,069

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$200,311	$186,253
Net realized gain on investments	2,189,282	153,916
Net change in unrealized appreciation (depreciation) on investments	(976,524)	1,560,743
Net increase in net assets resulting from operations	1,413,069	1,900,912

Distributions to shareholders from:
Net investment income	(186,253)	(320,376)
Total distributions to shareholders	(186,253)	(320,376)

Capital share transactions:
Proceeds from sale of shares	139,193,807	86,314,154
Distributions reinvested	186,253	320,376
Cost of shares redeemed	(148,093,902)	(80,382,121)
Net increase (decrease) from capital share transactions	(8,713,842)	6,252,409
Net increase (decrease) in net assets	(7,487,026)	7,832,945

Net assets:
Beginning of year	23,091,518	15,258,573
End of year	$15,604,492	$23,091,518
Undistributed net investment income at end of year	$200,165	$186,253

Capital share activity:
Shares sold	3,138,218	2,151,169
Shares issued from reinvestment of distributions	4,195	7,938
Shares redeemed	(3,347,912)	(2,015,735)
Net increase (decrease) in shares	(205,499)	143,372

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$41.82	$37.33	$32.25	$27.51	$37.02
Income (loss) from investment operations:
Net investment income[a]	.46	.41	.60	.41	.40
Net gain (loss) on investments (realized and unrealized)	3.33	4.70	4.96	4.85	(9.09)
Total from investment operations	3.79	5.11	5.56	5.26	(8.69)
Less distributions from:
Net investment income	(.59)	(.62)	(.48)	(.52)	(.06)
Net realized gains	—	—	—	—	(.76)
Total distributions	(.59)	(.62)	(.48)	(.52)	(.82)
Net asset value, end of period	$45.02	$41.82	$37.33	$32.25	$27.51

Total Return[b]	9.05%	13.76%	17.28%	19.12%	(23.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,604	$23,092	$15,259	$21,252	$24,833
Ratios to average net assets:
Net investment income	1.06%	1.02%	1.76%	1.43%	1.21%
Total expenses	1.67%	1.69%	1.65%	1.66%	1.61%
Portfolio turnover rate	636%	368%	442%	259%	297%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2012, Electronics Fund returned 1.05%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Information Technology Index returned 14.82%.

The semiconductors and semiconductor equipment holdings that make up most of the Fund contributed most of the Fund’s performance.

For the year, Fund performance got the biggest boost from Cymer, Inc., Taiwan Semiconductor Manufacturing Company Ltd. and ASML Holding N.V. Holdings providing the least to Fund performance for the period were Intel Corp., Marvell Technology Group Ltd. and Advanced Micro Devices, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	11.3%
Texas Instruments, Inc.	6.6%
Broadcom Corp. — Class A	4.4%
Applied Materials, Inc.	4.2%
Analog Devices, Inc.	4.0%
Altera Corp.	3.7%
Xilinx, Inc.	3.4%
Maxim Integrated Products, Inc.	3.3%
Linear Technology Corp.	3.2%
KLA-Tencor Corp.	3.2%
Top Ten Total	47.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Electronics Fund	1.05%	-4.54%	0.87%
S&P 500 Information
Technology Index	14.82%	3.57%	8.64%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2012
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.0%

SEMICONDUCTORS - 81.6%
Intel Corp.	21,141	$436,139
Texas Instruments, Inc.	8,245	255,100
Broadcom Corp. — Class A	5,115	169,869
Analog Devices, Inc.	3,674	154,528
Altera Corp.	4,193	144,407
Xilinx, Inc.	3,704	132,974
Maxim Integrated Products, Inc.	4,288	126,067
Linear Technology Corp.	3,584	122,931
NVIDIA Corp.	9,676	118,918
Microchip Technology, Inc.[1]	3,371	109,861
Taiwan Semiconductor
Manufacturing Company Ltd. ADR	6,290	107,936
Micron Technology, Inc.*	16,844	106,959
LSI Corp.*	12,154	86,050
Cree, Inc.*	2,522	85,698
Skyworks Solutions, Inc.*	4,201	85,280
Avago Technologies Ltd.	2,553	80,828
ON Semiconductor Corp.*	11,017	77,670
Atmel Corp.*	11,621	76,118
ARM Holdings plc ADR	1,898	71,801
Mellanox Technologies Ltd.*,1	1,205	71,553
Marvell Technology Group Ltd.	9,854	71,540
First Solar, Inc.*,1	2,234	68,986
NXP Semiconductor N.V.*	2,421	63,842
Semtech Corp.*	2,094	60,621
Cirrus Logic, Inc.*	2,092	60,605
Fairchild Semiconductor International,
Inc. — Class A*	4,092	58,925
Cavium, Inc.*	1,712	53,432
Cypress Semiconductor Corp.	4,908	53,203
OmniVision Technologies, Inc.*	2,674	37,650
Total Semiconductors		3,149,491
SEMICONDUCTOR EQUIPMENT - 17.4%
Applied Materials, Inc.	14,148	161,854
KLA-Tencor Corp.	2,566	122,552
Lam Research Corp.*	2,983	107,776
ASML Holding N.V.[1]	1,279	82,380
Teradyne, Inc.*	4,619	78,015
Cymer, Inc.*	812	73,429
Veeco Instruments, Inc.*	1,574	46,464
Total Semiconductor Equipment		672,470
Total Common Stocks
(Cost $2,426,614)		3,821,961

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.5%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$19,632	$19,632
Total Repurchase Agreement
(Cost $19,632)		19,632

SECURITIES LENDING COLLATERAL††,3 - 2.7%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	63,737	63,737
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	40,452	40,452
Total Securities Lending Collateral
(Cost $104,189)		104,189
Total Investments - 102.2%
(Cost $2,550,435)		$3,945,782
Other Assets & Liabilities, net - (2.2)%		(86,098)
Total Net Assets - 100.0%		$3,859,684

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

    ADR — American Depositary Receipt

    plc — Public Limited Company

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS

AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $103,451 of securities loaned
(cost $2,426,614)	$3,821,961
Repurchase agreements, at value
(cost $123,821)	123,821
Total investments
(cost $2,550,435)	3,945,782
Receivables:
Fund shares sold	393,983
Dividends	499
Interest	254
Total assets	4,340,518
Liabilities:
Payable for:
Securities purchased	361,895
Payable upon return of securities loaned	104,189
Management fees	2,393
Transfer agent and administrative fees	704
Investor service fees	704
Portfolio accounting fees	282
Fund shares redeemed	161
Miscellaneous	10,506
Total liabilities	480,834
Net assets	$3,859,684
Net assets consist of:
Paid in capital	$6,862,421
Undistributed net investment income	7,978
Accumulated net realized loss on investments	(4,406,062)
Net unrealized appreciation on investments	1,395,347
Net assets	$3,859,684
Capital shares outstanding	134,095	**
Net asset value per share	$28.78	**

STATEMENT OF

OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $186)	$75,696
Income from securities lending, net	765
Interest	26
Total investment income	76,487

Expenses:
Management fees	34,833
Transfer agent and administrative fees	10,245
Investor service fees	10,245
Portfolio accounting fees	4,098
Custodian fees	809
Trustees’ fees*	480
Miscellaneous	7,800
Total expenses	68,510
Net investment income	7,977

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(93,552)
Net realized loss	(93,552)
Net change in unrealized appreciation (depreciation) on:
Investments	86,975
Net change in unrealized appreciation (depreciation)	86,975
Net realized and unrealized loss	6,577
Net increase in net assets resulting from operations	$1,400

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

**	The shares outstanding and net asset value per share have been restated to reflect a 1-for-10 reverse share split effective April 5, 2013. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$7,977	$(55,880)
Net realized gain (loss) on investments	(93,552)	196,056
Net change in unrealized appreciation (depreciation) on investments	86,975	(1,419,617)
Net increase (decrease) in net assets resulting from operations	1,400	(1,279,441)

Distributions to shareholders from:
Net realized gains	—	(2,395,856)
Total distributions to shareholders	—	(2,395,856)

Capital share transactions:
Proceeds from sale of shares	37,822,269	73,680,860
Distributions reinvested	—	2,395,856
Cost of shares redeemed	(37,017,188)	(78,586,680)
Net increase (decrease) from capital share transactions	805,081	(2,509,964)
Net increase (decrease) in net assets	806,481	(6,185,261)

Net assets:
Beginning of year	3,053,203	9,238,464
End of year	$3,859,684	$3,053,203
Undistributed net investment income at end of year	$7,978	$1

Capital share activity:*
Shares sold	1,270,621	887,994
Shares issued from reinvestment of distributions	—	78,811
Shares redeemed	(1,243,573)	(957,685)
Net increase in shares	27,048	9,120

*	Capital share activity for the years ended December 31, 2012 and 2011 has been restated to reflect a 1-for-10 reverse share split effective April 5, 2013. See Note 11 in Notes to Financial Statements.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012[c]	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$28.52	$94.34	$117.22	$68.21	$136.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.58)	(.51)	(.20)	(.16)
Net gain (loss) on investments (realized and unrealized)	.20	(11.64)	9.27	49.21	(68.32)
Total from investment operations	.26	(12.22)	8.76	49.01	(68.48)
Less distributions from:
Net realized gains	—	(53.60)	(31.64)	—	—
Total distributions	—	(53.60)	(31.64)	—	—
Net asset value, end of period	$28.78	$28.52	$94.34	$117.22	$68.21

Total Return[b]	1.05%	(16.49%)	9.55%	71.85%	(50.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,860	$3,053	$9,238	$25,029	$1,877
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.68%)	(0.46%)	(0.19%)	(0.15%)
Total expenses	1.67%	1.72%	1.64%	1.64%	1.61%
Portfolio turnover rate	910%	859%	958%	445%	940%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 have been restated to reflect a one-for-ten reverse share split effective April 5, 2013. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2012, Energy Fund returned 2.40%, compared with the 16.00% increase in the S&P 500 Index. The S&P 500 Energy Index returned 4.61%.

Within the sector, the oil, gas and consumable fuels group contributed most to return, followed by energy equipment & services. The lightly weighted industrial conglomerates group was the only detractor from return.

Marathon Petroleum Corp., HollyFrontier Corp. and Valero Energy Corp. were the most significant positive contributors to Fund performance for the year. Holdings detracting most from performance were Occidental Petroleum Corp., Alpha Natural Resources, Inc. and Petrobras Petroleo Brasileiro.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.8%
Chevron Corp.	5.0%
Schlumberger Ltd.	3.3%
ConocoPhillips	2.9%
Occidental Petroleum Corp.	2.7%
Kinder Morgan, Inc.	2.2%
Anadarko Petroleum Corp.	2.1%
Phillips 66	2.0%
Halliburton Co.	2.0%
EOG Resources, Inc.	1.9%
Top Ten Total	30.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44 | the Rydex FUNDS annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Energy Fund	2.40%	-3.02%	11.17%
S&P 500 Energy Index	4.61%	-0.44%	13.49%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	December 31, 2012
Energy Fund

	Shares	Value

COMMON STOCKS† - 99.8%

OIL & GAS EXPLORATION & PRODUCTION - 37.2%
ConocoPhillips	10,841	$628,669
Anadarko Petroleum Corp.	6,083	452,028
EOG Resources, Inc.	3,497	422,403
Apache Corp.	5,197	407,965
Marathon Oil Corp.	11,219	343,975
Devon Energy Corp.	6,440	335,138
Noble Energy, Inc.	3,225	328,112
Pioneer Natural Resources Co.	2,599	277,027
Nexen, Inc.	10,266	276,566
Continental Resources, Inc.*	3,694	271,472
Southwestern Energy Co.*	7,568	252,847
Chesapeake Energy Corp.	14,891	247,488
Cabot Oil & Gas Corp.	4,831	240,294
Cobalt International Energy, Inc.*	9,680	237,741
Range Resources Corp.	3,761	236,304
Canadian Natural Resources Ltd.	7,894	227,900
Equities Corp.	3,806	224,478
Concho Resources, Inc.*	2,594	208,973
Denbury Resources, Inc.*	11,682	189,248
Encana Corp.	9,558	188,866
Plains Exploration & Production Co.*	3,916	183,817
QEP Resources, Inc.	5,694	172,357
Cimarex Energy Co.	2,974	171,689
Energy XXI Bermuda Ltd.	5,268	169,577
Whiting Petroleum Corp.*	3,876	168,102
Talisman Energy, Inc.	14,758	167,208
SM Energy Co.	2,764	144,308
Newfield Exploration Co.*	5,255	140,729
Oasis Petroleum, Inc.*	4,065	129,267
WPX Energy, Inc.*	8,597	127,923
Gulfport Energy Corp.*	3,210	122,686
Rosetta Resources, Inc.*	2,640	119,750
Ultra Petroleum Corp.*	6,581	119,314
Kodiak Oil & Gas Corp.*	12,765	112,970
McMoRan Exploration Co.*	5,540	88,917
Total Oil & Gas Exploration & Production		8,136,108
INTEGRATED OIL & GAS - 22.9%
Exxon Mobil Corp.	17,264	1,494,198
Chevron Corp.	10,127	1,095,133
Occidental Petroleum Corp.	7,724	591,736
Petroleo Brasileiro S.A. ADR	16,587	322,949
Hess Corp.	5,958	315,536
BP plc ADR	6,195	257,960
Murphy Oil Corp.	4,215	251,003
Suncor Energy, Inc.	6,170	203,487
Royal Dutch Shell plc ADR	2,798	192,922
InterOil Corp.*,1	2,820	156,595
SandRidge Energy, Inc.*,1	20,897	132,696
Total Integrated Oil & Gas		5,014,215
OIL & GAS EQUIPMENT & SERVICES - 15.6%
Schlumberger Ltd.	10,384	719,507
Halliburton Co.	12,403	430,260
National Oilwell Varco, Inc.	5,850	399,848
Baker Hughes, Inc.	7,854	320,757
Cameron International Corp.*	4,899	276,598
FMC Technologies, Inc.*	5,592	239,505
Weatherford International Ltd.*	19,688	220,309
Oceaneering International, Inc.	3,344	179,874
Core Laboratories N.V.	1,568	171,398
Tenaris S.A. ADR	4,026	168,770
Oil States International, Inc.*	2,153	154,026
Superior Energy Services, Inc.*	6,384	132,276
Total Oil & Gas Equipment & Services		3,413,128
OIL & GAS DRILLING - 7.9%
Ensco plc — Class A	3,919	232,319
Noble Corp.	6,514	226,818
Diamond Offshore Drilling, Inc.[1]	3,324	225,899
Transocean Ltd.	4,694	209,587
Nabors Industries Ltd.*	13,382	193,370
Helmerich & Payne, Inc.	3,340	187,073
Seadrill Ltd.	4,940	181,792
Rowan Companies plc — Class A*	4,600	143,842
Patterson-UTI Energy, Inc.	6,610	123,144
Total Oil & Gas Drilling		1,723,844
OIL & GAS REFINING & MARKETING - 7.5%
Phillips 66	8,288	440,093
Marathon Petroleum Corp.	5,484	345,492
Valero Energy Corp.	9,674	330,077
HollyFrontier Corp.	4,919	228,979
Tesoro Corp.	4,203	185,142
Western Refining, Inc.	4,120	116,143
Total Oil & Gas Refining & Marketing		1,645,926
OIL & GAS STORAGE & TRANSPORTATION - 6.0%
Kinder Morgan, Inc.	13,576	479,640
Williams Companies, Inc.	10,896	356,735
Spectra Energy Corp.	11,784	322,646
Cheniere Energy, Inc.*	8,449	158,672
Total Oil & Gas Storage & Transportation		1,317,693
COAL & CONSUMABLE FUELS - 2.7%
Peabody Energy Corp.	7,397	196,834
CONSOL Energy, Inc.	6,076	195,040
Alpha Natural Resources, Inc.*	11,523	112,234
Arch Coal, Inc.[1]	12,692	92,905
Total Coal & Consumable Fuels		597,013
Total Common Stocks
(Cost $10,998,518)		21,847,927

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Energy Fund

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 1.4%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$313,374	$313,374
Total Repurchase Agreement
(Cost $313,374)		313,374

SECURITIES LENDING COLLATERAL††,3 - 1.1%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	150,366	150,366
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	95,434	95,434
Total Securities Lending Collateral
(Cost $245,800)		245,800
Total Investments - 102.3%
(Cost $11,557,692)		$22,407,101
Other Assets & Liabilities, net - (2.3)%		(510,706)
Total Net Assets - 100.0%		$21,896,395

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

Energy Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $243,505 of securities loaned
(cost $10,998,518)	$21,847,927
Repurchase agreements, at value
(cost $559,174)	559,174
Total investments
(cost $11,557,692)	22,407,101
Cash	2,424
Receivables:
Fund shares sold	179,048
Dividends	5,704
Foreign taxes reclaim	2,082
Interest	293
Total assets	22,596,652
Liabilities:
Payable for:
Securities purchased	318,294
Payable upon return of securities loaned	245,800
Fund shares redeemed	56,301
Management fees	14,976
Transfer agent and administrative fees	4,404
Investor service fees	4,404
Portfolio accounting fees	1,762
Miscellaneous	54,316
Total liabilities	700,257
Net assets	$21,896,395
Net assets consist of:
Paid in capital	$14,101,787
Undistributed net investment income	52,814
Accumulated net realized loss on investments	(3,107,615)
Net unrealized appreciation on investments	10,849,409
Net assets	$21,896,395
Capital shares outstanding	858,130
Net asset value per share	$25.52

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $8,670)	$506,128
Income from securities lending, net	501
Interest	151
Total investment income	506,780

Expenses:
Management fees	230,309
Transfer agent and administrative fees	67,738
Investor service fees	67,738
Portfolio accounting fees	27,095
Professional fees	24,417
Custodian fees	5,610
Trustees’ fees*	3,050
Miscellaneous	27,479
Total expenses	453,436
Net investment income	53,344

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,409,717
Net realized gain	1,409,717
Net change in unrealized appreciation (depreciation) on:
Investments	(1,060,264)
Net change in unrealized appreciation (depreciation)	(1,060,264)
Net realized and unrealized gain	349,453
Net increase in net assets resulting from operations	$402,797

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Energy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$53,344	$(135,290)
Net realized gain on investments	1,409,717	2,854,215
Net change in unrealized appreciation (depreciation) on investments	(1,060,264)	(5,949,151)
Net increase (decrease) in net assets resulting from operations	402,797	(3,230,226)

Distributions to shareholders from:
Net realized gains	(3,408,847)	(185,047)
Total distributions to shareholders	(3,408,847)	(185,047)

Capital share transactions:
Proceeds from sale of shares	46,443,885	105,623,486
Distributions reinvested	3,408,847	185,047
Cost of shares redeemed	(54,035,521)	(115,720,648)
Net decrease from capital share transactions	(4,182,789)	(9,912,115)
Net decrease in net assets	(7,188,839)	(13,327,388)

Net assets:
Beginning of year	29,085,234	42,412,622
End of year	$21,896,395	$29,085,234
Undistributed net investment income at end of year	$52,814	$—

Capital share activity:
Shares sold	1,602,288	3,266,516
Shares issued from reinvestment of distributions	136,792	6,036
Shares redeemed	(1,875,649)	(3,635,324)
Net decrease in shares	(136,569)	(362,772)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

Energy Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$29.24	$31.24	$26.37	$20.49	$39.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.10)	(.05)	.11	(.03)
Net gain (loss) on investments
(realized and unrealized)	.54	(1.72)	5.06	7.73	(18.29)
Total from investment operations	.60	(1.82)	5.01	7.84	(18.32)
Less distributions from:
Net investment income	—	—	(.14)	—	—
Net realized gains	(4.32)	(.18)	—	(1.96)	(1.02)
Total distributions	(4.32)	(.18)	(.14)	(1.96)	(1.02)
Net asset value, end of period	$25.52	$29.24	$31.24	$26.37	$20.49

Total Return[b]	2.40%	(5.85%)	19.05%	38.50%	(46.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,896	$29,085	$42,413	$39,353	$30,843
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.32%)	(0.20%)	0.48%	(0.08%)
Total expenses	1.67%	1.71%	1.65%	1.65%	1.60%
Portfolio turnover rate	155%	197%	224%	206%	154%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

50 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2012, Energy Services Fund returned 0.40%, compared with the S&P 500 Index, which gained 16.00%. The S&P 500 Energy Index returned 4.61%.

The energy equipment and services holdings in this Fund, which makes up 98% of the portfolio, accounted for almost all of the Fund’s return for the period.

Exterran Holdings, Inc., Ensco PLC and Diamond Offshore Drilling, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Key Energy Services, Inc., Weatherford International Ltd. and Superior Energy Services, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	11.7%
Halliburton Co.	7.0%
National Oilwell Varco, Inc.	6.6%
Baker Hughes, Inc.	5.2%
Cameron International Corp.	4.6%
FMC Technologies, Inc.	4.0%
Diamond Offshore Drilling, Inc.	3.7%
Ensco plc — Class A	3.4%
Noble Corp.	3.3%
Helmerich & Payne, Inc.	3.0%
Top Ten Total	52.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Energy Services Fund	0.40%	-4.59%	9.97%
S&P 500 Energy Index	4.61%	-0.44%	13.49%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	December 31, 2012
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

OIL & GAS EQUIPMENT & SERVICES - 72.2%
Schlumberger Ltd.	23,939	$1,658,732
Halliburton Co.	28,604	992,272
National Oilwell Varco, Inc.	13,775	941,521
Baker Hughes, Inc.	18,059	737,530
Cameron International Corp.*	11,529	650,927
FMC Technologies, Inc.*	13,151	563,257
Oceaneering International, Inc.	7,865	423,058
Weatherford International Ltd.*	36,562	409,129
Dresser-Rand Group, Inc.*	6,490	364,349
Oil States International, Inc.*	4,899	350,474
Superior Energy Services, Inc.*	15,018	311,173
Dril-Quip, Inc.*	4,147	302,938
McDermott International, Inc.*	25,744	283,699
Helix Energy Solutions Group, Inc.*	12,712	262,376
Tidewater, Inc.	5,692	254,319
Lufkin Industries, Inc.	4,236	246,239
Tenaris S.A. ADR	5,779	242,256
Bristow Group, Inc.	4,513	242,168
Core Laboratories N.V.	2,136	233,486
CARBO Ceramics, Inc.[1]	2,940	230,320
Exterran Holdings, Inc.*	9,561	209,577
Hornbeck Offshore Services, Inc.*	5,482	188,252
Key Energy Services, Inc.*	25,469	177,010
Total Oil & Gas Equipment & Services		10,275,062
OIL & GAS DRILLING - 27.2%
Diamond Offshore Drilling, Inc.[1]	7,807	530,564
Ensco plc — Class A	8,052	477,323
Noble Corp.	13,393	466,344
Helmerich & Payne, Inc.	7,578	424,444
Transocean Ltd.	9,141	408,146
Rowan Companies plc — Class A*	10,814	338,154
Nabors Industries Ltd.*	22,772	329,055
Seadrill Ltd.	8,284	304,851
Atwood Oceanics, Inc.*	6,555	300,153
Patterson-UTI Energy, Inc.	15,554	289,771
Total Oil & Gas Drilling		3,868,805
Total Common Stocks
(Cost $5,978,669)		14,143,867

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.8%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$111,818	$111,818
Total Repurchase Agreement
(Cost $111,818)		111,818

SECURITIES LENDING COLLATERAL††,3 - 2.7%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	230,825	230,825
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	146,500	146,500
Total Securities Lending Collateral
(Cost $377,325)		377,325
Total Investments - 102.9%
(Cost $6,467,812)		$14,633,010
Other Assets & Liabilities, net - (2.9)%		(406,726)
Total Net Assets - 100.0%		$14,226,284

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depositary Receipt

plc — Public Limited Company

54 | the Rydex FUNDS annual report	See Notes to Financial Statements.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $374,720 of securities loaned
(cost $5,978,669)	$14,143,867
Repurchase agreements, at value
(cost $489,143)	489,143
Total investments
(cost $6,467,812)	14,633,010
Receivables:
Fund shares sold	54,046
Dividends	7,084
Interest	208
Total assets	14,694,348
Liabilities:
Payable for:
Payable upon return of securities loaned	377,325
Fund shares redeemed	31,466
Management fees	10,032
Transfer agent and administrative fees	2,951
Investor service fees	2,951
Portfolio accounting fees	1,180
Miscellaneous	42,159
Total liabilities	468,064
Net assets	$14,226,284
Net assets consist of:
Paid in capital	$7,753,422
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,692,336)
Net unrealized appreciation on investments	8,165,198
Net assets	$14,226,284
Capital shares outstanding	768,899
Net asset value per share	$18.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $580)	$248,162
Income from securities lending, net	3,521
Interest	103
Total investment income	251,786

Expenses:
Management fees	157,432
Transfer agent and administrative fees	46,304
Investor service fees	46,304
Portfolio accounting fees	18,521
Professional fees	15,904
Custodian fees	3,852
Trustees’ fees*	2,337
Miscellaneous	19,376
Total expenses	310,030
Net investment loss	(58,244)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,925,830
Net realized gain	1,925,830
Net change in unrealized appreciation (depreciation) on:
Investments	(1,924,271)
Net change in unrealized appreciation (depreciation)	(1,924,271)
Net realized and unrealized gain	1,559
Net decrease in net assets resulting from operations	$(56,685)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(58,244)	$(253,305)
Net realized gain on investments	1,925,830	3,067,467
Net change in unrealized appreciation (depreciation) on investments	(1,924,271)	(7,053,096)
Net decrease in net assets resulting from operations	(56,685)	(4,238,934)

Distributions to shareholders from:
Net realized gains	(2,616,022)	(2,664,613)
Total distributions to shareholders	(2,616,022)	(2,664,613)

Capital share transactions:
Proceeds from sale of shares	49,322,795	98,253,456
Distributions reinvested	2,616,022	2,664,613
Cost of shares redeemed	(55,666,650)	(114,857,530)
Net decrease from capital share transactions	(3,727,833)	(13,939,461)
Net decrease in net assets	(6,400,540)	(20,843,008)

Net assets:
Beginning of year	20,626,824	41,469,832
End of year	$14,226,284	$20,626,824
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,215,092	3,453,798
Shares issued from reinvestment of distributions	146,146	112,336
Shares redeemed	(2,520,252)	(4,136,421)
Net decrease in shares	(159,014)	(570,287)

56 | the Rydex FUNDS annual report	See Notes to Financial Statements.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$22.23	$27.68	$21.96	$14.18	$38.67
Income (loss) from investment operations:
Net investment loss[a]	(.07)	(.20)	(.15)	(.06)	(.28)
Net gain (loss) on investments
(realized and unrealized)	.04	(2.18)	5.87	8.89	(21.79)
Total from investment operations	(.03)	(2.38)	5.72	8.83	(22.07)
Less distributions from:
Net realized gains	(3.70)	(3.07)	—	(1.05)	(2.42)
Total distributions	(3.70)	(3.07)	—	(1.05)	(2.42)
Net asset value, end of period	$18.50	$22.23	$27.68	$21.96	$14.18

Total Return[b]	0.40%	(9.29%)	26.05%	62.42%	(57.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,226	$20,627	$41,470	$41,500	$21,598
Ratios to average net assets:
Net investment loss	(0.31%)	(0.71%)	(0.66%)	(0.30%)	(0.78%)
Total expenses	1.67%	1.72%	1.65%	1.65%	1.60%
Portfolio turnover rate	240%	199%	307%	247%	122%

a Net investment loss per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2012, Financial Services Fund returned 22.68%, while the S&P 500 Index gained 16.00% over the same period. The S&P 500 Financials Index returned 28.81%.

All groups in the sector contributed to return, led by the insurance industry, followed by diversified financial services and commercial banks. The lightly weighted thrifts and real estate management groups contributed least to return.

Bank of America Corp., Citigroup, Inc. and JPMorgan Chase & Co. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Banco Santander S.A., UBS AG and BRE Properties, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.3%
Wells Fargo & Co.	3.0%
JPMorgan Chase & Co.	2.9%
Bank of America Corp.	2.5%
Citigroup, Inc.	2.4%
American Express Co.	1.8%
Goldman Sachs Group, Inc.	1.7%
U.S. Bancorp	1.7%
American International Group, Inc.	1.6%
Simon Property Group, Inc.	1.6%
Top Ten Total	22.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Financial Services Fund	22.68%	-5.79%	0.94%
S&P 500 Financials Index	28.81%	-8.90%	-0.60%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial Services Fund

	Shares	Value

COMMON STOCKS† - 99.3%

Property & Casualty Insurance - 9.9%
Berkshire Hathaway, Inc. — Class B*	3,847	$345,075
Travelers Companies, Inc.	1,674	120,226
Chubb Corp.	1,365	102,811
Allstate Corp.	2,519	101,188
ACE Ltd.	1,214	96,877
Progressive Corp.	3,899	82,269
XL Group plc — Class A	3,192	79,992
Cincinnati Financial Corp.	1,479	57,918
Fidelity National Financial, Inc. — Class A	2,290	53,930
Total Property & Casualty Insurance		1,040,286
Diversified Banks - 9.9%
Wells Fargo & Co.	9,040	308,986
U.S. Bancorp	5,603	178,960
Itau Unibanco Holding S.A. ADR	5,633	92,719
Banco Bradesco S.A. ADR	4,950	85,982
HSBC Holdings plc ADR	1,543	81,887
ICICI Bank Ltd. ADR	1,851	80,722
Toronto-Dominion Bank	920	77,584
Credicorp Ltd.	520	76,211
Comerica, Inc.	1,840	55,826
Total Diversified Banks		1,038,877
Specialized REITs - 8.5%
American Tower Corp. — Class A	1,670	129,040
Public Storage	805	116,693
HCP, Inc.	2,334	105,450
Ventas, Inc.	1,580	102,258
Health Care REIT, Inc.	1,538	94,264
Weyerhaeuser Co.	3,236	90,026
Host Hotels & Resorts, Inc.	5,003	78,397
Plum Creek Timber Company, Inc.	1,403	62,251
Rayonier, Inc.	1,140	59,086
Senior Housing Properties Trust	2,030	47,989
Total Specialized REITs		885,454
Asset Management & Custody Banks - 8.3%
BlackRock, Inc. — Class A	671	138,702
Bank of New York Mellon Corp.	4,933	126,778
Franklin Resources, Inc.	923	116,021
State Street Corp.	2,314	108,781
T. Rowe Price Group, Inc.	1,440	93,787
Ameriprise Financial, Inc.	1,331	83,361
Northern Trust Corp.	1,613	80,908
Invesco Ltd.	3,029	79,027
Legg Mason, Inc.	1,640	42,181
Total Asset Management & Custody Banks		869,546
Other Diversified Financial Services - 7.8%
JPMorgan Chase & Co.	6,858	301,547
Bank of America Corp.	22,759	264,004
Citigroup, Inc.	6,325	250,217
Total Other Diversified Financial Services		815,768
Regional Banks - 7.6%
PNC Financial Services Group, Inc.	2,199	128,225
BB&T Corp.	3,575	104,068
SunTrust Banks, Inc.	3,181	90,181
Fifth Third Bancorp	5,682	86,310
M&T Bank Corp.	818	80,548
Regions Financial Corp.	10,380	73,906
CIT Group, Inc.*	1,685	65,108
KeyCorp	7,705	64,876
Huntington Bancshares, Inc.	8,478	54,174
Zions Bancorporation	2,140	45,796
Total Regional Banks		793,192
Retail REITs - 7.1%
Simon Property Group, Inc.	1,040	164,414
General Growth Properties, Inc.	5,062	100,481
Macerich Co.	1,132	65,996
Kimco Realty Corp.	3,368	65,070
Federal Realty Investment Trust	559	58,147
Realty Income Corp.	1,325	53,278
DDR Corp.	3,270	51,208
Taubman Centers, Inc.	650	51,168
Regency Centers Corp.	1,010	47,591
National Retail Properties, Inc.	1,380	43,056
CBL & Associates Properties, Inc.	2,020	42,844
Total Retail REITs		743,253
Life & Health Insurance - 5.8%
MetLife, Inc.	4,202	138,414
Prudential Financial, Inc.	2,165	115,459
Aflac, Inc.	2,152	114,314
Principal Financial Group, Inc.	2,367	67,507
Lincoln National Corp.	2,384	61,746
Unum Group	2,655	55,277
Torchmark Corp.	996	51,463
Total Life & Health Insurance		604,180
Investment Banking & Brokerage - 5.2%
Goldman Sachs Group, Inc.	1,429	182,283
Morgan Stanley	7,458	142,597
Charles Schwab Corp.	6,889	98,926
TD Ameritrade Holding Corp.	4,164	69,997
Jefferies Group, Inc.	2,420	44,939
Total Investment Banking & Brokerage		538,742
Residential REITs - 4.8%
Equity Residential	1,775	100,589
AvalonBay Communities, Inc.	658	89,218
UDR, Inc.	2,410	57,310
Camden Property Trust	815	55,591
Essex Property Trust, Inc.	360	52,794
American Campus Communities, Inc.	1,107	51,066
Apartment Investment & Management
Co. — Class A	1,730	46,814
BRE Properties, Inc.	920	46,764
Total Residential REITs		500,146

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Financial Services Fund

	Shares	Value

Consumer Finance - 4.7%
American Express Co.	3,252	$186,926
Capital One Financial Corp.	2,304	133,471
Discover Financial Services	2,608	100,538
SLM Corp.	3,842	65,813
Total Consumer Finance		486,748
Specialized Finance - 3.4%
CME Group, Inc. — Class A	1,845	93,559
Moody’s Corp.	1,525	76,738
NYSE Euronext	2,335	73,646
IntercontinentalExchange, Inc.*	553	68,467
NASDAQ OMX Group, Inc.	1,870	46,769
Total Specialized Finance		359,179
Office REITs - 2.5%
Boston Properties, Inc.	882	93,324
Digital Realty Trust, Inc.	989	67,143
SL Green Realty Corp.	792	60,707
Highwoods Properties, Inc.	1,130	37,799
Total Office REITs		258,973
Multi-Line Insurance - 2.4%
Loews Corp.	2,269	92,462
Hartford Financial Services Group, Inc.	3,232	72,526
Genworth Financial, Inc. — Class A*	6,010	45,135
Assurant, Inc.	1,090	37,823
Total Multi-Line Insurance		247,946
Mortgage REITs - 1.9%
Annaly Capital Management, Inc.	5,992	84,127
American Capital Agency Corp.	2,408	69,688
Two Harbors Investment Corp.	3,710	41,107
Total Mortgage REITs		194,922
Insurance Brokers - 1.8%
Marsh & McLennan Companies, Inc.	2,902	100,032
Aon plc	1,593	88,571
Total Insurance Brokers		188,603
Diversified REITs - 1.8%
Vornado Realty Trust	1,125	90,090
Liberty Property Trust	1,340	47,932
Duke Realty Corp.	3,270	45,355
Total Diversified REITs		183,377
Multi-line Insurance - 1.6%
American International Group, Inc.*	4,770	168,381
Thrifts & Mortgage Finance - 0.9%
Ocwen Financial Corp.*	1,440	49,810
People’s United Financial, Inc.	3,892	47,054
Total Thrifts & Mortgage Finance		96,864
Industrial REITs - 0.9%
Prologis, Inc.	2,641	96,370
Diversified Capital Markets - 0.7%
Deutsche Bank AG	1,745	77,286
Reinsurance - 0.7%
Everest Re Group Ltd.	678	74,546
Real Estate Services - 0.6%
CBRE Group, Inc. — Class A*	2,975	59,203
Multi-Sector Holdings - 0.5%
Leucadia National Corp.	2,340	55,669
Total Common Stocks
(Cost $8,272,986)		10,377,511

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 1.0%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$100,381	100,381
Total Repurchase Agreement
(Cost $100,381)		100,381
Total Investments - 100.3%
(Cost $8,373,367)		$10,477,892
Other Assets & Liabilities, net - (0.3)%		(34,567)
Total Net Assets - 100.0%		$10,443,325

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $8,272,986)	$10,377,511
Repurchase agreements, at value
(cost $100,381)	100,381
Total investments
(cost $8,373,367)	10,477,892
Cash	329
Receivables:
Fund shares sold	339,326
Dividends	21,712
Interest	5
Total assets	10,839,264
Liabilities:
Payable for:
Securities purchased	265,565
Fund shares redeemed	106,011
Management fees	6,528
Transfer agent and administrative fees	1,920
Investor service fees	1,920
Portfolio accounting fees	768
Miscellaneous	13,227
Total liabilities	395,939
Net assets	$10,443,325
Net assets consist of:
Paid in capital	$16,810,930
Undistributed net investment income	57,507
Accumulated net realized loss on investments	(8,529,637)
Net unrealized appreciation on investments	2,104,525
Net assets	$10,443,325
Capital shares outstanding	660,549
Net asset value per share	$15.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $1,093)	$178,599
Interest	39
Income from securities lending, net	18
Total investment income	178,656

Expenses:
Management fees	61,773
Transfer agent and administrative fees	18,168
Investor service fees	18,168
Portfolio accounting fees	7,267
Professional fees	6,560
Custodian fees	1,433
Trustees’ fees*	557
Miscellaneous	7,140
Total expenses	121,066
Net investment income	57,590

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	49,830
Net realized gain	49,830
Net change in unrealized appreciation (depreciation) on:
Investments	1,086,902
Net change in unrealized appreciation (depreciation)	1,086,902
Net realized and unrealized gain	1,136,732
Net increase in net assets resulting from operations	$1,194,322

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$57,590	$16,527
Net realized gain on investments	49,830	1,183,704
Net change in unrealized appreciation (depreciation) on investments	1,086,902	(1,829,377)
Net increase (decrease) in net assets resulting from operations	1,194,322	(629,146)

Distributions to shareholders from:
Net investment income	(18,017)	(4,742)
Total distributions to shareholders	(18,017)	(4,742)

Capital share transactions:
Proceeds from sale of shares	33,037,250	37,530,772
Distributions reinvested	18,017	4,742
Cost of shares redeemed	(29,256,993)	(39,328,618)
Net increase (decrease) from capital share transactions	3,798,274	(1,793,104)
Net increase (decrease) in net assets	4,974,579	(2,426,992)

Net assets:
Beginning of year	5,468,746	7,895,738
End of year	$10,443,325	$5,468,746
Undistributed net investment income at end of year	$57,507	$16,526

Capital share activity:
Shares sold	2,237,668	2,649,675
Shares issued from reinvestment of distributions	1,200	367
Shares redeemed	(2,001,910)	(2,746,295)
Net increase (decrease) in shares	236,958	(96,253)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

Financial Services Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$12.91	$15.19	$13.44	$11.41	$21.96
Income (loss) from investment operations:
Net investment income[a]	.12	.04	.01	.06	.32
Net gain (loss) on investments
(realized and unrealized)	2.81	(2.31)	1.91	2.19	(10.87)
Total from investment operations	2.93	(2.27)	1.92	2.25	(10.55)
Less distributions from:
Net investment income	(.03)	(.01)	(.17)	(.22)	—
Total distributions	(.03)	(.01)	(.17)	(.22)	—
Net asset value, end of period	$15.81	$12.91	$15.19	$13.44	$11.41

Total Return[b]	22.68%	(14.92%)	14.36%	19.68%	(48.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,443	$5,469	$7,896	$17,163	$8,307
Ratios to average net assets:
Net investment income	0.79%	0.26%	0.09%	0.54%	1.87%
Total expenses	1.67%	1.71%	1.64%	1.64%	1.61%
Portfolio turnover rate	396%	528%	617%	357%	422%

a Net investment income per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any additional fees charged by insurance companies.

64 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2012, Health Care Fund rose 17.16%, compared with a 16.00% gain for the S&P 500 Index. The S&P 500 Health Care Index returned 17.89%.

The biggest positive contributors to Fund performance were biotechnology and health care equipment. No sector detracted from return, but lightly weighted health care technology contributed least.

The year’s top-performing holdings were Regeneron Pharmaceuticals, Inc., Gilead Sciences, Inc. and Amgen, Inc. The worst-performing holdings in the Fund included VIVUS, Inc., Humana, Inc. and Allscripts Healthcare Solutions, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	4.5%
Pfizer, Inc.	4.4%
Merck & Company, Inc.	3.5%
Abbott Laboratories	3.3%
Amgen, Inc.	2.6%
Eli Lilly & Co.	2.5%
UnitedHealth Group, Inc.	2.4%
Gilead Sciences, Inc.	2.4%
Bristol-Myers Squibb Co.	2.4%
Express Scripts Holding Co.	2.1%
Top Ten Total	30.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Health Care Fund	17.16%	4.17%	7.62%
S&P 500 Health Care Index	17.89%	4.79%	6.13%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2012

HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Pharmaceuticals - 30.8%
Johnson & Johnson	11,520	$807,553
Pfizer, Inc.	31,331	785,781
Merck & Company, Inc.	15,344	628,183
Eli Lilly & Co.	8,952	441,513
Bristol-Myers Squibb Co.	13,087	426,505
Allergan, Inc.	3,349	307,204
Teva Pharmaceutical Industries
Ltd. ADR	5,652	211,046
Mylan, Inc.*	7,048	193,679
Watson Pharmaceuticals, Inc.*	2,200	189,200
Perrigo Co.	1,748	181,844
Forest Laboratories, Inc.*	5,027	177,554
Warner Chilcott plc — Class A	14,584	175,591
GlaxoSmithKline plc ADR	3,925	170,620
Valeant Pharmaceuticals
International, Inc.*	2,724	162,813
Novartis AG ADR	2,512	159,010
AstraZeneca plc ADR	3,019	142,708
Hospira, Inc.*	4,176	130,458
Endo Health Solutions, Inc.*	3,845	101,008
Questcor Pharmaceuticals, Inc.[1]	2,590	69,205
Vivus, Inc.*,1	4,990	66,966
Total Pharmaceuticals		5,528,441
Health Care Equipment - 20.9%
Abbott Laboratories	9,038	591,990
Medtronic, Inc.	8,977	368,237
Baxter International, Inc.	5,292	352,765
Stryker Corp.	4,792	262,697
Intuitive Surgical, Inc.*	509	249,598
Becton Dickinson and Co.	2,912	227,689
Covidien plc	3,561	205,612
Zimmer Holdings, Inc.	2,932	195,447
St. Jude Medical, Inc.	5,370	194,072
Edwards Lifesciences Corp.*	2,061	185,840
CR Bard, Inc.	1,688	164,985
Boston Scientific Corp.*	28,430	162,904
Varian Medical Systems, Inc.*	2,278	160,007
CareFusion Corp.*	5,130	146,615
ResMed, Inc.	3,388	140,839
Hologic, Inc.*	6,650	133,200
Total Health Care Equipment		3,742,497
Biotechnology - 16.3%
Amgen, Inc.	5,418	467,681
Gilead Sciences, Inc.*	5,857	430,196
Biogen Idec, Inc.*	2,294	336,461
Celgene Corp.*	4,238	333,615
Alexion Pharmaceuticals, Inc.*	2,633	247,002
Regeneron Pharmaceuticals, Inc.*	1,359	232,484
Vertex Pharmaceuticals, Inc.*	4,131	173,254
BioMarin Pharmaceutical, Inc.*	2,930	144,303
Amarin Corporation plc ADR*,1	16,350	132,272
Onyx Pharmaceuticals, Inc.*	1,690	127,646
Medivation, Inc.*	2,150	109,994
Ariad Pharmaceuticals, Inc.*	5,221	100,139
Arena Pharmaceuticals, Inc.*,1	8,840	79,737
Total Biotechnology		2,914,784
Managed Health Care - 8.7%
UnitedHealth Group, Inc.	7,962	431,858
WellPoint, Inc.	4,136	251,965
Aetna, Inc.	4,957	229,509
Cigna Corp.	4,241	226,724
Humana, Inc.	2,809	192,782
Coventry Health Care, Inc.	3,202	143,546
WellCare Health Plans, Inc.*	1,740	84,721
Total Managed Health Care		1,561,105
Health Care Services - 7.2%
Express Scripts Holding Co.*	7,139	385,506
DaVita HealthCare Partners, Inc.*	1,710	189,006
Catamaran Corp.*	3,740	176,191
Quest Diagnostics, Inc.	2,992	174,344
Laboratory Corporation of
America Holdings*	1,911	165,531
Omnicare, Inc.	3,213	115,989
HMS Holdings Corp.*	3,390	87,869
Total Health Care Services		1,294,436
Life Sciences Tools & Services - 5.5%
Thermo Fisher Scientific, Inc.	4,334	276,422
Agilent Technologies, Inc.	5,370	219,848
Life Technologies Corp.*	3,370	165,400
Waters Corp.*	1,828	159,255
Illumina, Inc.*,1	2,827	157,153
Total Life Sciences Tools & Services		978,078
Health Care Distributors - 4.6%
McKesson Corp.	2,857	277,015
Cardinal Health, Inc.	5,224	215,124
AmerisourceBergen Corp. — Class A	4,273	184,508
Henry Schein, Inc.*	1,908	153,518
Total Health Care Distributors		830,165
Health Care Facilities - 2.4%
HCA Holdings, Inc.	6,873	207,358
Universal Health Services, Inc. — Class B	2,576	124,550
Tenet Healthcare Corp.*	3,300	107,151
Total Health Care Facilities		439,059
Health Care Technology - 1.7%
Cerner Corp.*	2,706	210,093
athenahealth, Inc.*	1,270	93,282
Total Health Care Technology		303,375
Health Care Supplies - 1.4%
DENTSPLY International, Inc.	3,442	136,337
Cooper Companies, Inc.	1,310	121,149
Total Health Care Supplies		257,486
Total Common Stocks
(Cost $11,120,794)		17,849,426

68 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

HEALTH CARE FUND

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 1.2%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$130,099	$130,099
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	82,571	82,571
Total Securities Lending Collateral
(Cost $212,670)		212,670
Total Investments - 100.7%
(Cost $11,333,464)		$18,062,096
Other Assets & Liabilities, net - (0.7)%		(125,918)
Total Net Assets - 100.0%		$17,936,178

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Securities lending collateral — See Note 8.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $210,238 of securities loaned
(cost $11,333,464)	$18,062,096
Receivables:
Securities sold	345,880
Dividends	19,585
Fund shares sold	10,077
Interest	371
Total assets	18,438,009
Liabilities:
Line of Credit	4,669
Payable for:
Fund shares redeemed	233,338
Payable upon return of securities loaned	212,670
Management fees	13,131
Transfer agent and administrative fees	3,862
Investor service fees	3,862
Portfolio accounting fees	1,545
Miscellaneous	28,754
Total liabilities	501,831
Net assets	$17,936,178
Net assets consist of:
Paid in capital	$21,419,953
Undistributed net investment income	43,605
Accumulated net realized loss on investments	(10,256,012)
Net unrealized appreciation on investments	6,728,632
Net assets	$17,936,178
Capital shares outstanding	519,281
Net asset value per share	$34.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$342,199
Income from securities lending, net	1,047
Interest	79
Total investment income	343,325

Expenses:
Management fees	152,539
Transfer agent and administrative fees	44,864
Investor service fees	44,864
Portfolio accounting fees	17,945
Professional fees	17,288
Custodian fees	3,767
Trustees’ fees*	1,663
Miscellaneous	16,871
Total expenses	299,801
Net investment income	43,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	619,678
Net realized gain	619,678
Net change in unrealized appreciation (depreciation) on:
Investments	1,963,621
Net change in unrealized appreciation (depreciation)	1,963,621
Net realized and unrealized gain	2,583,299
Net increase in net assets resulting from operations	$2,626,823

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | the Rydex FUNDS annual report	See Notes to Financial Statements.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$43,524	$(64,596)
Net realized gain (loss) on investments	619,678	(1,549,036)
Net change in unrealized appreciation (depreciation) on investments	1,963,621	903,682
Net increase (decrease) in net assets resulting from operations	2,626,823	(709,950)

Capital share transactions:
Proceeds from sale of shares	64,648,767	79,291,791
Cost of shares redeemed	(65,240,826)	(74,008,811)
Net increase (decrease) from capital share transactions	(592,059)	5,282,980
Net increase in net assets	2,034,764	4,573,030

Net assets:
Beginning of year	15,901,414	11,328,384
End of year	$17,936,178	$15,901,414
Undistributed net investment income at end of year	$43,605	$—

Capital share activity:
Shares sold	1,948,024	2,625,350
Shares redeemed	(1,968,045)	(2,488,334)
Net increase (decrease) in shares	(20,021)	137,016

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$29.49	$28.16	$26.45	$21.22	$29.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.11)	(.04)	.04	(—)[b]
Net gain (loss) on investments
(realized and unrealized)	4.97	1.44	1.83	5.19	(7.40)
Total from investment operations	5.05	1.33	1.79	5.23	(7.40)
Less distributions from:
Net investment income	—	—	(.08)	—	—
Net realized gains	—	—	—	—	(.99)
Total distributions	—	—	(.08)	—	(.99)
Net asset value, end of period	$34.54	$29.49	$28.16	$26.45	$21.22

Total Return[c]	17.16%	4.69%	6.77%	24.65%	(24.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,936	$15,901	$11,328	$26,896	$35,778
Ratios to average net assets:
Net investment income (loss)	0.24%	(0.37%)	(0.15%)	0.17%	(0.01%)
Total expenses	1.67%	1.70%	1.64%	1.67%	1.62%
Portfolio turnover rate	350%	358%	455%	301%	266%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Net investment loss is less than $0.01 per share.

c Total return does not reflect the impact of any additional fees charged by insurance companies.

72 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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the Rydex FUNDS annual report | 73

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2012, Internet Fund returned 19.33%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Information Technology Index returned 14.82%.

Within the sector, internet software and services group contributed most to Fund performance, followed by the internet catalog and retail segment. No segment detracted from return, but the capital markets group contributed least.

eBay, Inc., Amazon.com, Inc. and Equinix, Inc. added the most to Fund performance for the year, while Groupon, Inc., WebMD Health Corp. and Renren, Inc. detracted most from Fund performance for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class A	9.2%
Amazon.com, Inc.	6.4%
QUALCOMM, Inc.	6.2%
Cisco Systems, Inc.	6.1%
eBay, Inc.	4.9%
Facebook, Inc. — Class A	4.5%
Time Warner, Inc.	4.1%
Priceline.com, Inc.	3.4%
Yahoo!, Inc.	3.0%
Broadcom Corp. — Class A	2.6%
Top Ten Total	50.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

74 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Internet Fund	19.33%	3.02%	10.20%
S&P 500 Information
Technology Index	14.82%	3.57%	8.64%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 75

SCHEDULE OF INVESTMENTS	December 31, 2012
Internet Fund

	Shares	Value

COMMON STOCKS† - 99.8%

Internet Software & Services - 46.8%
Google, Inc. — Class A*	812	$576,009
eBay, Inc.*	6,033	307,805
Facebook, Inc. — Class A*	10,679	284,382
Yahoo!, Inc.*	9,325	185,568
Baidu, Inc. ADR*	1,337	134,088
LinkedIn Corp. — Class A*	1,165	133,765
Rackspace Hosting, Inc.*	1,656	122,991
Equinix, Inc.*	596	122,895
Akamai Technologies, Inc.*	2,490	101,866
VeriSign, Inc.*	2,422	94,022
IAC/InterActiveCorp	1,639	77,525
SINA Corp.*	1,366	68,601
CoStar Group, Inc.*	685	61,218
AOL, Inc.	1,986	58,805
Qihoo 360 Technology Company
Ltd. ADR*	1,775	52,700
NetEase, Inc. ADR*	1,219	51,868
MercadoLibre, Inc.[1]	651	51,149
j2 Global, Inc.[1]	1,573	48,102
ValueClick, Inc.*	2,357	45,749
Sohu.com, Inc.*	965	45,683
Youku Tudou, Inc. ADR*	2,504	45,673
Liquidity Services, Inc.*	1,069	43,679
Yandex N.V. — Class A*	1,964	42,363
Yelp, Inc. — Class A*,1	2,228	41,998
OpenTable, Inc.*	820	40,016
Open Text Corp.*	692	38,662
VistaPrint N.V.*,1	1,088	35,752
Monster Worldwide, Inc.*	5,285	29,702
Total Internet Software & Services		2,942,636
Communications Equipment - 18.1%
QUALCOMM, Inc.	6,265	388,554
Cisco Systems, Inc.	19,438	381,957
Juniper Networks, Inc.*	6,074	119,476
F5 Networks, Inc.*	1,091	105,991
Research In Motion Ltd.*,1	7,448	88,482
Ciena Corp.*,1	3,024	47,477
Total Communications Equipment		1,131,937
Internet Retail - 16.0%
Amazon.com, Inc.*	1,592	399,815
Priceline.com, Inc.*	339	210,587
Expedia, Inc.	1,794	110,241
TripAdvisor, Inc.*	2,170	91,053
Netflix, Inc.*	919	85,265
Groupon, Inc. — Class A*,1	13,920	67,930
Shutterfly, Inc.*	1,343	40,115
Total Internet Retail		1,005,006
Systems Software - 7.5%
Symantec Corp.*	7,338	138,027
Red Hat, Inc.*	2,315	122,602
Check Point Software Technologies Ltd.*	2,490	118,624
BMC Software, Inc.*	2,304	91,377
Total Systems Software		470,630
Movies & Entertainment - 4.1%
Time Warner, Inc.	5,353	256,034
Application Software - 3.7%
Intuit, Inc.	2,623	156,068
TIBCO Software, Inc.*	3,353	73,800
Total Application Software		229,868
Semiconductors - 2.6%
Broadcom Corp. — Class A	4,953	164,489
Investment Banking & Brokerage - 1.0%
E*TRADE Financial Corp.*	6 ,851	61,316
Total Common Stocks
(Cost $3,822,332)		6 ,261,916

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$54,369	54,369
Total Repurchase Agreement
(Cost $54,369)		54,369

SECURITIES LENDING COLLATERAL††,3 - 2.2%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	83,946	83,946
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	53,279	53,279
Total Securities Lending Collateral
(Cost $137,225)		137,225
Total Investments - 102.9%
(Cost $4,013,926)		$6 ,453,510
Other Assets & Liabilities, net - (2.9)%		(183,453)
Total Net Assets - 100.0%		$6,270,057

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8. ADR — American Depositary Receipt

76 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Internet Fund

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $135,215 of securities loaned
(cost $3,822,332)	$6,261,916
Repurchase agreements,
at value (cost $191,594)	191,594
Total investments
(cost $4,013,926)	6,453,510
Receivables:
Securities sold	128,330
Interest	125
Dividends	72
Total assets	6,582,037

Liabilities:
Payable for:
Fund shares redeemed	154,364
Payable upon return of securities loaned	137,225
Management fees	3,817
Transfer agent and administrative fees	1,123
Investor service fees	1,123
Portfolio accounting fees	449
Miscellaneous	13,879
Total liabilities	311,980
Net assets	$6,270,057
Net assets consist of:
Paid in capital	$4,361,590
Undistributed net investment income	—
Accumulated net realized loss on investments	(531,117)
Net unrealized appreciation on investments	2,439,584
Net assets	$6,270,057
Capital shares outstanding	432,663
Net asset value per share	$14.49

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $116)	$27,562
Income from securities lending, net	290
Interest	37
Total investment income	27,889

Expenses:
Management fees	48,083
Transfer agent and administrative fees	14,142
Investor service fees	14,142
Portfolio accounting fees	5,657
Custodian fees	1,124
Trustees’ fees*	618
Miscellaneous	10,772
Total expenses	94,538
Net investment loss	(66,649)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	542,750
Net realized gain	542,750
Net change in unrealized appreciation (depreciation) on:
Investments	252,580
Net change in unrealized appreciation (depreciation)	252,580
Net realized and unrealized gain	795,330
Net increase in net assets resulting from operations	$728,681

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 77

Internet Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(66,649)	$(132,664)
Net realized gain on investments	542,750	2,360,224
Net change in unrealized appreciation (depreciation) on investments	252,580	(3,423,162)
Net increase (decrease) in net assets resulting from operations	728,681	(1,195,602)

Distributions to shareholders from:
Net realized gains	(1,259,155)	—
Total distributions to shareholders	(1,259,155)	—

Capital share transactions:
Proceeds from sale of shares	15,977,247	33,417,673
Distributions reinvested	1,259,155	–
Cost of shares redeemed	(15,434,323)	(44,009,352)
Net increase (decrease) from capital share transactions	1,802,079	(10,591,679)
Net increase (decrease) in net assets	1,271,605	(11,787,281)

Net assets:
Beginning of year	4,998,452	16,785,733
End of year	$6,270,057	$4,998,452
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	863,197	1,701,066
Shares issued from reinvestment of distributions	93,340	—
Shares redeemed	(811,702)	(2,264,933)
Net increase (decrease) in shares	144,835	(563,867)

78 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Internet Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$17.37	$19.71	$16.32	$9.84	$17.85
Income (loss) from investment operations:
Net investment loss[a]	(.22)	(.27)	(.19)	(.19)	(.16)
Net gain (loss) on investments (realized and unrealized)	3.14	(2.07)	3.58	6.67	(7.85)
Total from investment operations	2.92	(2.34)	3.39	6.48	(8.01)
Less distributions from:
Net realized gains	(5.80)	—	—	—	—
Total distributions	(5.80)	—	—	—	—
Net asset value, end of period	$14.49	$17.37	$19.71	$16.32	$9.84

Total Return[b]	19.33%	(11.92%)	20.77%	65.85%	(44.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,270	$4,998	$16,786	$30,360	$2,405
Ratios to average net assets:
Net investment loss	(1.18%)	(1.38%)	(1.15%)	(1.36%)	(1.07%)
Total expenses	1.67%	1.71%	1.66%	1.64%	1.60%
Portfolio turnover rate	274%	321%	401%	274%	341%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 79

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2012, Leisure Fund rose 21.32%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 23.92%.

Within the sector, the media industry and the hotels, restaurants and leisure segment contributed most of the Fund’s return for the year; together, these groups accounted for 63% of the Fund. Software was the only segment to detract from return.

Among the holdings that contributed the most to the Fund’s annual performance were Comcast Corp., Walt Disney Co. and News Corp. Electronic Arts, Inc., McDonald’s Corp. and Zynga, Inc. were the Fund’s weakest holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	4.7%
Comcast Corp. — Class A	3.9%
Walt Disney Co.	3.7%
McDonald’s Corp.	3.7%
News Corp. — Class A	3.1%
Altria Group, Inc.	3.1%
Time Warner, Inc.	2.7%
Starbucks Corp.	2.5%
Las Vegas Sands Corp.	2.4%
Time Warner Cable, Inc.	2.2%
Top Ten Total	32.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

80 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Leisure Fund	21.32%	2.43%	7.99%
S&P 500 Consumer
Discretionary Index	23.92%	9.55%	9.00%
S&P 500 Index	16.00%	1.66%	7.10%

* The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 81

SCHEDULE OF INVESTMENTS	December 31, 2012
Leisure FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Cable & Satellite - 14.6%
Comcast Corp. — Class A	9,524	$356,006
Time Warner Cable, Inc.	2,032	197,490
DIRECTV*	3,931	197,179
DISH Network Corp. — Class A	4,071	148,184
Liberty Global, Inc. — Class A*	2,308	145,381
Virgin Media, Inc.[1]	3,117	114,550
Charter Communications, Inc. — Class A*	1,340	102,162
Cablevision Systems Corp. — Class A	4,827	72,115
Total Cable & Satellite		1,333,067
Restaurants - 14.4%
McDonald’s Corp.	3,827	337,579
Starbucks Corp.	4,230	226,813
Yum! Brands, Inc.	2,962	196,677
Chipotle Mexican Grill, Inc. — Class A*	373	110,953
Darden Restaurants, Inc.	1,896	85,453
Panera Bread Co. — Class A*	474	75,285
Dunkin’ Brands Group, Inc.	2,040	67,687
Domino’s Pizza, Inc.	1,310	57,051
Brinker International, Inc.	1,752	54,294
Cheesecake Factory, Inc.	1,440	47,117
Buffalo Wild Wings, Inc.*	560	40,779
Total Restaurants		1,299,688
Movies & Entertainment - 13.6%
Walt Disney Co.	6,813	339,220
News Corp. — Class A	11,128	284,209
Time Warner, Inc.	5,092	243,550
Viacom, Inc. — Class B	3,549	187,174
Cinemark Holdings, Inc.	2,405	62,482
Lions Gate Entertainment Corp.*	3,473	56,957
Regal Entertainment Group — Class A1	3,830	53,429
Total Movies & Entertainment		1,227,021
Tobacco - 11.3%
Philip Morris International, Inc.	5,076	424,556
Altria Group, Inc.	9,040	284,037
Reynolds American, Inc.	4,164	172,515
Lorillard, Inc.	1,195	139,421
Total Tobacco		1,020,529
Hotels, Resorts & Cruise Lines - 7.8%
Carnival Corp.	5,249	193,005
Marriott International, Inc. — Class A	3,328	124,035
Starwood Hotels & Resorts
Worldwide, Inc.	2,128	122,062
Wyndham Worldwide Corp.	1,873	99,662
Royal Caribbean Cruises Ltd.	2,847	96,798
Ctrip.com International Ltd. ADR*,1	3,150	71,789
Total Hotels, Resorts & Cruise Lines		707,351
Broadcasting - 7.8%
CBS Corp. — Class B	4,794	182,411
Discovery Communications,
Inc. — Class A*	2,727	173,110
Liberty Media Corporation - Liberty
Capital — Class A*	1,163	134,920
Scripps Networks Interactive,
Inc. — Class A	1,827	105,820
Grupo Televisa SAB ADR	2,467	65,573
Pandora Media, Inc.*,1	4,843	44,459
Total Broadcasting		706,293
Casinos & Gaming - 7.6%
Las Vegas Sands Corp.	4,764	219,906
Wynn Resorts Ltd.	1,069	120,252
MGM Resorts International*	7,446	86,671
Melco Crown Entertainment Ltd. ADR*	4,418	74,399
Penn National Gaming, Inc.*	1,429	70,178
International Game Technology	4,946	70,085
Bally Technologies, Inc.*	1,070	47,840
Total Casinos & Gaming		689,331
Publishing - 5.0%
Thomson Reuters Corp.	6,092	177,033
McGraw-Hill Companies, Inc.	2,577	140,885
Gannett Company, Inc.	4,009	72,202
Washington Post Co. — Class B	170	62,086
Total Publishing		452,206
Leisure Products - 4.6%
Mattel, Inc.	3,466	126,925
Polaris Industries, Inc.	1,038	87,348
Hasbro, Inc.[1]	2,157	77,436
Brunswick Corp.	2,055	59,780
Sturm Ruger & Company, Inc.	750	34,050
Smith & Wesson Holding Corp.*	3,220	27,177
Total Leisure Products		412,716
Distillers & Vintners - 4.5%
Brown-Forman Corp. — Class B	2,089	132,129
Beam, Inc.	1,846	112,772
Constellation Brands, Inc. — Class A*	2,592	91,731
Diageo plc ADR	640	74,611
Total Distillers & Vintners		411,243
Brewers - 3.0%
Molson Coors Brewing Co. — Class B	2,335	99,915
Cia de Bebidas das Americas ADR	2,184	91,706
Anheuser-Busch InBev N.V. ADR	868	75,872
Total Brewers		267,493
Home Entertainment Software - 2.6%
Activision Blizzard, Inc.	11,576	122,938
Electronic Arts, Inc.*	5,380	78,171
Take-Two Interactive Software, Inc.*	3,149	34,670
Total Home Entertainment Software		235,779

82 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Leisure FUND

	Shares	Value

Motorcycle Manufacturers - 1.3%
Harley-Davidson, Inc.	2,463	$120,293
Leisure Facilities - 1.3%
Six Flags Entertainment Corp.	1,069	65,423
Life Time Fitness, Inc.*	1,081	53,196
Total Leisure Facilities		118,619
Specialized REIT’s - 0.5%
Ryman Hospitality Properties	1,251	48,102

Total Common Stocks
(Cost $5,909,739)		9,049,731

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.7%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$59,011	$59,011
Total Repurchase Agreement
(Cost $59,011)		59,011

SECURITIES LENDING COLLATERAL††,3 - 1.7%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	94,310	94,310
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	59,856	59,856
Total Securities Lending Collateral
(Cost $154,166)		154,166
Total Investments - 102.3%
(Cost $6,122,916)		$9,262,908
Other Assets & Liabilities, net - (2.3)%		(209,936)
Total Net Assets - 100.0%		$9,052,972

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	The Rydex FUNDS annual report | 83

Leisure fund

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $151,390 of securities loaned
(cost $5,909,739)	$9,049,731
Repurchase agreements, at value
(cost $213,177)	213,177
Total investments
(cost $6,122,916)	9,262,908
Receivables:
Fund shares sold	62,931
Dividends	14,895
Foreign taxes reclaim	162
Interest	39
Total assets	9,340,935
Liabilities:
Payable for:
Payable upon return of securities loaned	154,166
Securities purchased	72,669
Fund shares redeemed	33,644
Management fees	5,980
Transfer agent and administrative fees	1,759
Investor service fees	1,759
Portfolio accounting fees	704
Miscellaneous	17,282
Total liabilities	287,963
Net assets	$9,052,972
Net assets consist of:
Paid in capital	$7,899,867
Undistributed net investment income	79,864
Accumulated net realized loss on investments	(2,066,751)
Net unrealized appreciation on investments	3,139,992
Net assets	$9,052,972
Capital shares outstanding	134,257
Net asset value per share	$67.43

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $1,776)	$237,467
Income from securities lending, net	218
Interest	44
Total investment income	237,729

Expenses:
Management fees	80,260
Transfer agent and administrative fees	23,606
Investor service fees	23,606
Portfolio accounting fees	9,442
Professional fees	8,901
Custodian fees	1,815
Trustees’ fees*	741
Miscellaneous	9,434
Total expenses	157,805
Net investment income	79,924

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58,514
Net realized gain	58,514
Net change in unrealized appreciation (depreciation) on:
Investments	1,358,497
Net change in unrealized appreciation (depreciation)	1,358,497
Net realized and unrealized gain	1,417,011
Net increase in net assets resulting from operations	$1,496,935

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Leisure fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$79,924	$(14,730)
Net realized gain on investments	58,514	1,929,662
Net change in unrealized appreciation (depreciation) on investments	1,358,497	(1,983,276)
Net increase (decrease) in net assets resulting from operations	1,496,935	(68,344)

Capital share transactions:
Proceeds from sale of shares	22,539,709	19,529,796
Cost of shares redeemed	(20,764,113)	(26,622,629)
Net increase (decrease) from capital share transactions	1,775,596	(7,092,833)
Net increase (decrease) in net assets	3,272,531	(7,161,177)

Net assets:
Beginning of year	5,780,441	12,941,618
End of year	$9,052,972	$5,780,441
Undistributed net investment income at end of year	$79,864	$—

Capital share activity:
Shares sold	362,303	343,829
Shares redeemed	(332,047)	(478,364)
Net increase (decrease) in shares	30,256	(134,535)

See Notes to Financial Statements.	The Rydex FUNDS annual report | 85

Leisure fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008[c]
Per Share Data
Net asset value, beginning of period	$55.58	$54.25	$41.66	$30.47	$636.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	(.11)	(.14)	.06	(1.07)
Net gain (loss) on investments (realized and unrealized)	11.32	1.44	12.78	11.13	(347.66)
Total from investment operations	11.85	1.33	12.64	11.19	(348.73)
Less distributions from:
Net investment income	—	—	(.05)	—	—
Net realized gains	—	—	—	—	(257.40)
Total distributions	—	—	(.05)	—	(257.40)
Net asset value, end of period	$67.43	$55.58	$54.25	$41.66	$30.47

Total Return[b]	21.32%	2.45%	30.34%	36.72%	(49.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,053	$5,780	$12,942	$11,722	$1,601
Ratios to average net assets:
Net investment income (loss)	0.85%	(0.20%)	(0.30%)	0.17%	(0.26%)
Total expenses	1.67%	1.71%	1.65%	1.64%	1.61%
Portfolio turnover rate	214%	227%	468%	316%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Per share amounts for the period January 1, 2008 through December 7, 2008 have been restated to reflect a 1:30 reverse share split, effective December 8, 2008.

86 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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the Rydex FUNDS annual report | 87

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

For the year ended December 31, 2012, Precious Metals Fund returned -4.10%, compared with the 16.00% increase in the S&P 500 Index. The S&P 500 Materials Index returned 14.97%.

Metals & mining companies account for all holdings in the portfolio. As a group, they detracted from return.

Agnico-Eagle Mines Ltd., Silver Wheaton Corp. and Southern Copper Corp. were the leading contributors to return. Barrick Gold Corp., Jaguar Mining, Inc. and Newmont Mining Corp. detracted most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	10.0%
Barrick Gold Corp.	6.9%
Newmont Mining Corp.	6.7%
Goldcorp, Inc.	5.6%
Silver Wheaton Corp.	4.8%
Yamana Gold, Inc.	3.9%
Kinross Gold Corp.	3.7%
Agnico-Eagle Mines Ltd.	3.6%
Royal Gold, Inc.	3.4%
AngloGold Ashanti Ltd. ADR	3.1%
Top Ten Total	51.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

88 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Precious Metals Fund	-4.10%	-1.64%	6.92%
S&P 500 Materials Index	14.97%	0.47%	9.29%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 89

SCHEDULE OF INVESTMENTS	December 31, 2012
Precious Metals FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Gold - 63.2%
Barrick Gold Corp.	99,409	$3,480,310
Newmont Mining Corp.	72,671	3,374,841
Goldcorp, Inc.	76,554	2,809,532
Yamana Gold, Inc.	114,230	1,965,898
Kinross Gold Corp.	188,588	1,833,075
Agnico-Eagle Mines Ltd.	34,563	1,813,175
Royal Gold, Inc.	20,697	1,682,873
AngloGold Ashanti Ltd. ADR	49,195	1,543,247
Randgold Resources Ltd. ADR	15,352	1,523,686
Gold Fields Ltd. ADR	121,861	1,522,044
Eldorado Gold Corp.	111,071	1,430,594
IAMGOLD Corp.	106,905	1,226,200
Cia de Minas Buenaventura S.A. ADR	31,965	1,149,142
New Gold, Inc.*	93,986	1,036,666
Allied Nevada Gold Corp.*	32,878	990,614
Harmony Gold Mining Company Ltd. ADR	104,644	937,610
AuRico Gold, Inc.*	114,316	935,105
Novagold Resources, Inc.*	171,041	771,395
Franco-Nevada Corp.	13,020	744,353
Gold Resource Corp.[1]	32,560	501,750
Seabridge Gold, Inc.*,1	25,244	453,635
Total Gold		31,725,745
Precious Metals & Minerals - 21.3%
Silver Wheaton Corp.	66,664	2,405,237
Coeur d’Alene Mines Corp.*	56,525	1,390,515
Pan American Silver Corp.	65,210	1,221,383
Hecla Mining Co.	180,521	1,052,437
Stillwater Mining Co.*	79,175	1,011,857
First Majestic Silver Corp.*	37,190	750,866
Silver Standard Resources, Inc.*	46,692	695,244
Endeavour Silver Corp.*	78,494	619,318
McEwen Mining, Inc.*	156,445	599,184
Silvercorp Metals, Inc.[1]	100,503	514,575
Harry Winston Diamond Corp.*	31,850	448,130
Total Precious Metals & Minerals		10,708,746
Diversified Metals & Mining - 15.2%
Freeport-McMoRan Copper & Gold, Inc.	147,468	5,043,406
Southern Copper Corp.	40,570	1,535,980
Titanium Metals Corp.	64,845	1,070,591
Total Diversified Metals & Mining		7,649,977
Total Common Stocks
(Cost $25,144,822)		50,084,468

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 1.5%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$445,528	$445,528
RBS Securities, Inc.
issued 12/31/12 at 0.20%
Due 01/02/13	282,767	282,767
Total Securities Lending Collateral
(Cost $728,295)		728,295
Total Investments - 101.2%
(Cost $25,873,117)		$50,812,763
Other Assets & Liabilities, net - (1.2)%		(611,781)
Total Net Assets - 100.0%		$50,200,982

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Securities lending collateral — See Note 8. ADR — American Depositary Receipt

90 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Precious Metals FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $679,667 of securities loaned
(cost $25,873,117)	$50,812,763
Receivables:
Securities sold	858,427
Fund shares sold	44,565
Dividends	19,515
Interest	1,236
Total assets	51,736,506
Liabilities:
Line of Credit	93,792
Payable for:
Payable upon return of securities loaned	728,295
Fund shares redeemed	545,771
Management fees	30,346
Transfer agent and administrative fees	10,115
Investor service fees	10,115
Portfolio accounting fees	4,046
Miscellaneous	113,044
Total liabilities	1,535,524
Net assets	$50,200,982
Net assets consist of:
Paid in capital	$36,734,585
Accumulated net investment loss	(148,852)
Accumulated net realized loss on investments	(11,324,402)
Net unrealized appreciation on investments	24,939,651
Net assets	$50,200,982
Capital shares outstanding	3,994,144
Net asset value per share	$12.57

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding tax of $51,145)	$986,929
Income from securities lending, net	3,230
Interest	333
Total investment income	990,492

Expenses:
Management fees	434,904
Transfer agent and administrative fees	144,968
Investor service fees	144,968
Portfolio accounting fees	57,986
Professional fees	52,732
Custodian fees	12,044
Trustees’ fees*	6,504
Miscellaneous	57,538
Total expenses	911,644
Net investment income	78,848

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,053,739)
Foreign currency	25
Net realized loss	(1,053,714)
Net change in unrealized appreciation
(depreciation) on:
Investments	(2,852,803)
Foreign currency	(12)
Net change in unrealized appreciation
(depreciation)	(2,852,815)
Net realized and unrealized loss	(3,906,529)
Net decrease in net assets resulting from operations	$(3,827,681)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 91

Precious Metals FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (decrease) in net assets from operations:
Net investment income (loss)	$78,848	$(451,209)
Net realized gain (loss) on investments	(1,053,714)	10,473,950
Net change in unrealized appreciation (depreciation) on investments	(2,852,815)	(34,488,243)
Net decrease in net assets resulting from operations	(3,827,681)	(24,465,502)

Distributions to shareholders from:
Net investment income	—	(57,336)
Net realized gains	(5,322,508)	—
Total distributions to shareholders	(5,322,508)	(57,336)

Capital share transactions:
Proceeds from sale of shares	104,240,363	183,853,930
Distributions reinvested	5,322,508	57,336
Cost of shares redeemed	(107,193,735)	(219,905,170)
Net increase (decrease) from capital share transactions	2,369,136	(35,993,904)
Net decrease in net assets	(6,781,053)	(60,516,742)

Net assets:
Beginning of year	56,982,035	117,498,777
End of year	$50,200,982	$56,982,035
Accumulated net investment loss at end of year	$(148,852)	$(434,262)

Capital share activity:
Shares sold	7,449,375	10,728,850
Shares issued from reinvestment of distributions	415,496	3,387
Shares redeemed	(7,819,269)	(12,955,325)
Net increase (decrease) in shares	45,602	(2,223,088)

92 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Precious Metals FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$14.43	$19.04	$13.79	$9.24	$15.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.09)	(.10)	(.13)	(.09)
Net gain (loss) on investments
(realized and unrealized)	(.59)	(4.51)	5.35	4.68	(5.71)
Total from investment operations	(.57)	(4.60)	5.25	4.55	(5.80)
Less distributions from:
Net investment income	—	(.01)	(—)[c]	—	—
Net realized gains	(1.29)	—	—	—	—
Total distributions	(1.29)	(.01)	(—)[c]	—	—
Net asset value, end of period	$12.57	$14.43	$19.04	$13.79	$9.24

Total Return[b]	(4.10%)	(24.16%)	38.08%	49.24%	(38.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,201	$56,982	$117,499	$86,277	$61,025
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.52%)	(0.66%)	(1.14%)	(0.66%)
Total expenses	1.57%	1.60%	1.56%	1.55%	1.50%
Portfolio turnover rate	140%	199%	234%	253%	228%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Less than $0.01 per share.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 93

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2012, Retailing Fund rose 16.77%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 23.92%.

Within the sector, heavily weighted specialty retail contributed most of the performance, followed by internet and catalog retail. No segment detracted from return, but the distributors category contributed least.

Fund performance for the year benefited most from Home Depot, Inc., Amazon.com, Inc. and Wal-Mart Stores, Inc. Groupon, Inc., Best Buy Company, Inc. and JC Penney Company, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	7.1%
Amazon.com, Inc.	4.9%
Home Depot, Inc.	4.5%
CVS Caremark Corp.	3.6%
Costco Wholesale Corp.	3.1%
Lowe’s Companies, Inc.	3.0%
Target Corp.	2.9%
Walgreen Co.	2.8%
TJX Companies, Inc.	2.6%
Priceline.com, Inc.	2.6%
Top Ten Total	37.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

94 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Retailing Fund	16.77%	8.27%	8.44%
S&P 500 Consumer Discretionary Index	23.92%	9.55%	9.00%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 95

SCHEDULE OF INVESTMENTS	December 31, 2012
Retailing FUND

	Shares	Value

COMMON STOCKS† - 106.1%

APPAREL RETAIL - 20.1%
TJX Companies, Inc.	3,786	$160,717
The Gap, Inc.	3,552	110,254
Limited Brands, Inc.	2,255	106,120
Ross Stores, Inc.	1,872	101,369
Urban Outfitters, Inc.*	1,760	69,274
Foot Locker, Inc.	1,969	63,244
American Eagle Outfitters, Inc.	2,836	58,166
Abercrombie & Fitch Co. — Class A	1,184	56,796
Chico’s FAS, Inc.	2,735	50,488
DSW, Inc. — Class A	757	49,727
Ascena Retail Group, Inc.*	2,654	49,072
Buckle, Inc.[1]	964	43,033
Guess?, Inc.	1,683	41,301
Men’s Wearhouse, Inc.	1,191	37,112
ANN, Inc.*	1,093	36,987
Genesco, Inc.*	620	34,100
Express, Inc.*	2,210	33,349
Jos. A. Bank Clothiers, Inc.*	736	31,339
Francesca’s Holdings Corp.*,1	1,170	30,373
Finish Line, Inc. — Class A	1,547	29,285
Children’s Place Retail Stores, Inc.*	659	29,187
Aeropostale, Inc.*	2,191	28,505
Total Apparel Retail		1,249,798
Specialty Stores - 12.8%
Staples, Inc.	6,867	78,283
PetSmart, Inc.	1,137	77,703
Tiffany & Co.	1,355	77,696
Ulta Salon Cosmetics & Fragrance, Inc.	750	73,695
Tractor Supply Co.	821	72,544
Dick’s Sporting Goods, Inc.	1,496	68,053
Sally Beauty Holdings, Inc.*	2,509	59,137
GNC Holdings, Inc. — Class A	1,560	51,917
Cabela’s, Inc.*	1,208	50,434
Signet Jewelers Ltd.	776	41,438
Vitamin Shoppe, Inc.*	660	37,858
Hibbett Sports, Inc.*	640	33,728
Barnes & Noble, Inc.*,1	1,820	27,464
OfficeMax, Inc.	2,720	26,547
Teavana Holdings, Inc.*	1,460	22,630
Total Specialty Stores		799,127
Internet Retail - 12.3%
Amazon.com, Inc.*	1,220	306,391
Priceline.com, Inc.*	255	158,406
Expedia, Inc.	1,377	84,617
TripAdvisor, Inc.*	1,667	69,947
Netflix, Inc.*,1	712	66,059
Groupon, Inc. — Class A*,1	10,675	52,094
Shutterfly, Inc.*	1,030	30,766
Total Internet Retail		768,280
Hypermarkets & Super Centers - 10.8%
Wal-Mart Stores, Inc.	6,439	439,333
Costco Wholesale Corp.	1,924	190,033
Cia Brasileira de Distribuicao Grupo
Pao de Acucar ADR	848	37,643
Total Hypermarkets & Super Centers		667,009
Department Stores - 8.3%
Macy’s, Inc.	2,944	114,874
Nordstrom, Inc.	1,796	96,086
Kohl’s Corp.	2,090	89,828
Sears Holdings Corp.*,1	1,427	59,021
JC Penney Company, Inc.[1]	2,989	58,913
Dillard’s, Inc. — Class A	687	57,550
Saks, Inc.*,1	3,450	36,260
Total Department Stores		512,532
Home Improvement Retail - 8.1%
Home Depot, Inc.	4,529	280,118
Lowe’s Companies, Inc.	5,209	185,024
Lumber Liquidators Holdings, Inc.*	670	35,396
Total Home Improvement Retail		500,538
General Merchandise Stores - 8.0%
Target Corp.	2,991	176,977
Dollar General Corp.*	2,540	111,989
Dollar Tree, Inc.*	2,204	89,394
Family Dollar Stores, Inc.	1,230	77,994
Big Lots, Inc.*	1,310	37,283
Total General Merchandise Stores		493,637
Automotive Retail - 7.3%
AutoZone, Inc.*	290	102,785
O’Reilly Automotive, Inc.*	1,032	92,281
CarMax, Inc.*	2,356	88,444
Advance Auto Parts, Inc.	925	66,924
AutoNation, Inc.*	1,624	64,473
Group 1 Automotive, Inc.	560	34,714
Total Automotive Retail		449,621
Drug Retail - 6.4%
CVS Caremark Corp.	4,661	225,360
Walgreen Co.	4,635	171,541
Total Drug Retail		396,901
Homefurnishing Retail - 4.5%
Bed Bath & Beyond, Inc.*	1,798	100,525
Williams-Sonoma, Inc.	1,363	59,659
Aaron’s, Inc.	1,509	42,675
Pier 1 Imports, Inc.	2,087	41,740
Select Comfort Corp.*	1,363	35,670
Total Homefurnishing Retail		280,269
Distributors - 2.7%
Genuine Parts Co.	1,431	90,983
LKQ Corp.*	3,480	73,428
Total Distributors		164,411

96 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Retailing FUND

	Shares	Value
Computer & Electronics Retail - 2.4%
Best Buy Company, Inc.	4,905	$58,125
GameStop Corp. — Class A1	1,935	48,549
Rent-A-Center, Inc.	1,179	40,510
Total Computer & Electronics Retail		147,184
Catalog Retail - 2.4%
Liberty Interactive Corp. — Class A*	4,851	95,467
HSN, Inc.	920	50,674
Total Catalog Retail		146,141
Total Common Stocks
(Cost $3,133,494)		6,575,448

	Face
	amount
REPURCHASE AGREEMENT††,2 - 0.1%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$8,038	8,038
Total Repurchase Agreement
(Cost $8,038)		8,038

SECURITIES LENDING COLLATERAL††,3 - 3.2%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$119,766	$119,766
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	76,012	76,012
Total Securities Lending Collateral
(Cost $195,778)		195,778
Total Investments - 109.4%
(Cost $3,337,310)		$6,779,264
Other Assets & Liabilities, net - (9.4)%		(585,049)
Total Net Assets - 100.0%		$6,194,215

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8. ADR — American Depositary Receipt

See Notes to Financial Statements.	The Rydex FUNDS annual report | 97

Retailing FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $196,559 of
securities loaned
(cost $3,133,494)	$6,575,448
Repurchase agreements, at value
(cost $203,816)	203,816
Total investments
(cost $3,337,310)	6,779,264
Receivables:
Securities sold	847,304
Fund shares sold	8,362
Dividends	2,818
Interest	208
Total assets	7,637,956

Liabilities:
Payable for:
Fund shares redeemed	1,223,677
Payable upon return of securities loaned	195,778
Management fees	5,156
Transfer agent and administrative fees	1,517
Investor service fees	1,517
Portfolio accounting fees	607
Miscellaneous	15,489

Total liabilities	1,443,741

Net assets	$6,194,215

Net assets consist of:

Paid in capital	$3,787,462
Undistributed net investment income	1,279
Accumulated net realized loss on investments	(1,036,480)
Net unrealized appreciation on investments	3,441,954
Net assets	$6,194,215
Capital shares outstanding	370,782
Net asset value per share	$16.71

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $45)	$185,217
Income from securities lending, net	591
Interest	53
Total investment income	185,861

Expenses:
Management fees	93,680
Transfer agent and administrative fees	27,553
Investor service fees	27,553
Portfolio accounting fees	11,021
Professional fees	11,276
Custodian fees	2,259
Trustees’ fees*	991
Miscellaneous	10,262
Total expenses	184,595
Net investment income	1,266

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,189,445
Foreign currency	20

Net realized gain	1,189,465
Net change in unrealized appreciation
(depreciation) on:
Investments	235,350
Net change in unrealized appreciation
(depreciation)	235,350
Net realized and unrealized gain	1,424,815

Net increase in net assets resulting from operations	$1,426,081

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Retailing FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$1,266	$(16,831)
Net realized gain (loss) on investments	1,189,465	(21,705)
Net change in unrealized appreciation (depreciation) on investments	235,350	20,796
Net increase (decrease) in net assets resulting from operations	1,426,081	(17,740)

Capital share transactions:
Proceeds from sale of shares	121,759,999	68,024,037
Cost of shares redeemed	(130,125,691)	(64,349,394)
Net increase (decrease) from capital share transactions	(8,365,692)	3,674,643
Net increase (decrease) in net assets	(6,939,611)	3,656,903

Net assets:
Beginning of year	13,133,826	9,476,923
End of year	$6,194,215	$13,133,826
Undistributed net investment income at end of year	$1,279	$—

Capital share activity:
Shares sold	7,458,045	4,836,611
Shares redeemed	(8,004,817)	(4,616,407)
Net increase (decrease) in shares	(546,772)	220,204

See Notes to Financial Statements.	The Rydex FUNDS annual report | 99

Retailing FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008

Per Share Data
Net asset value, beginning of period	$14.31	$13.59	$10.86	$7.53	$11.27
Income (loss) from investment operations:
Net investment loss[a]	— [c]	(.03)	(.03)	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	2.40	.75	2.76	3.35	(3.70)
Total from investment operations	2.40	.72	2.73	3.33	(3.72)
Less distributions from:
Net realized gains	—	—	—	—	(.02)
Total distributions	—	—	—	—	(.02)
Net asset value, end of period	$16.71	$14.31	$13.59	$10.86	$7.53

Total Return[b]	16.77%	5.30%	25.14%	44.22%	(32.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,194	$13,134	$9,477	$15,488	$13,621
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.20%)	(0.24%)	(0.19%)	(0.17%)
Total expenses	1.67%	1.69%	1.65%	1.65%	1.62%
Portfolio turnover rate	1,043%	621%	616%	470%	460%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net investment income is less than $0.01 per share.

100 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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the Rydex FUNDS annual report | 101

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

For the year ended December 31, 2012, Technology Fund returned 11.98%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Information Technology Index returned 14.82%.

Within the sector, internet software and services group contributed most to Fund performance, followed by the software segment. The diversified financial services segment and office electronics segment detracted most from return.

Top-contributing holdings were Apple, Inc., Visa, Inc. and eBay, Inc. Hewlett-Packard Co., Nokia Corp. and Mellanox Technologies Ltd. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.1%
Google, Inc. — Class A	3.5%
Microsoft Corp.	3.4%
International Business
Machines Corp.	3.3%
Oracle Corp.	2.9%
QUALCOMM, Inc.	2.3%
Visa, Inc. — Class A	2.3%
Cisco Systems, Inc.	2.3%
Intel Corp.	2.3%
eBay, Inc.	1.9%
Top Ten Total	29.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

102 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Technology Fund	11.98%	-0.66%	6.65%
S&P 500 Information
Technology Index	14.82%	3.57%	8.64%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 103

SCHEDULE OF INVESTMENTS	December 31, 2012
Technology Fund

	Shares	Value

COMMON STOCKS† - 99.5%

SEMICONDUCTORS - 16.4%
Intel Corp.	9,070	$187,114
Texas Instruments, Inc.	3,533	109,311
Taiwan Semiconductor Manufacturing
Company Ltd. ADR	4,739	81,321
Broadcom Corp. — Class A	2,438	80,966
ARM Holdings plc ADR	2,023	76,530
Avago Technologies Ltd.	2,414	76,427
Mellanox Technologies Ltd.*[1]	1,206	71,612
Analog Devices, Inc.	1,577	66,329
Marvell Technology Group Ltd.	8,941	64,912
Altera Corp.	1,796	61,854
Xilinx, Inc.	1,584	56,866
Maxim Integrated Products, Inc.	1,836	53,978
Linear Technology Corp.	1,535	52,651
NVIDIA Corp.	4,145	50,942
Microchip Technology, Inc.[1]	1,450	47,256
Micron Technology, Inc.*	7,226	45,885
LSI Corp.*	5,210	36,887
Cree, Inc.*	1,080	36,698
Skyworks Solutions, Inc.*	1,802	36,581
First Solar, Inc.*,1	956	29,521
Cirrus Logic, Inc.*	900	26,073
Total Semiconductors		1,349,714
Internet Software & Services - 16.4%
Google, Inc. — Class A*	401	284,456
eBay, Inc.*	2,967	151,376
Facebook, Inc. — Class A*	5,250	139,808
Yahoo!, Inc.*	4,591	91,361
Baidu, Inc. ADR*	870	87,252
SINA Corp.*	1,599	80,302
NetEase, Inc. ADR*	1,810	77,016
MercadoLibre, Inc.[1]	970	76,213
LinkedIn Corp. — Class A*	572	65,677
Equinix, Inc.*	298	61,448
Rackspace Hosting, Inc.*	824	61,198
Akamai Technologies, Inc.*	1,226	50,156
VeriSign, Inc.*	1,187	46,079
IAC/InterActiveCorp	800	37,840
AOL, Inc.	970	28,722
Total Internet Software & Services		1,338,904
Systems Software - 11.4%
Microsoft Corp.	10,367	277,110
Oracle Corp.	7,019	233,873
VMware, Inc. — Class A*	1,238	116,545
Check Point Software Technologies Ltd.*	1,614	76,891
Symantec Corp.*	3,600	67,716
Red Hat, Inc.*	1,139	60,321
CA, Inc.	2,673	58,753
BMC Software, Inc.*	1,136	45,054
Total Systems Software		936,263
Data Processing & Outsourced Services - 9.8%
Visa, Inc. — Class A	1,257	190,536
Mastercard, Inc. — Class A	302	148,367
Automatic Data Processing, Inc.	1,703	97,088
Paychex, Inc.	1,961	61,066
Fiserv, Inc.*	759	59,984
Fidelity National Information Services, Inc.	1,711	59,560
Western Union Co.	3,900	53,079
Alliance Data Systems Corp.*	353	51,100
Computer Sciences Corp.	1,159	46,418
VeriFone Systems, Inc.*	1,130	33,538
Total Data Processing & Outsourced Services		800,736
Communications Equipment - 9.8%
QUALCOMM, Inc.	3,077	190,835
Cisco Systems, Inc.	9,553	187,716
Motorola Solutions, Inc.	1,338	74,500
Research In Motion Ltd.*,1	6,202	73,680
Juniper Networks, Inc.*	2,985	58,715
F5 Networks, Inc.*	542	52,655
Harris Corp.	892	43,672
JDS Uniphase Corp.*	2,480	33,579
Riverbed Technology, Inc.*	1,680	33,130
Aruba Networks, Inc.*,1	1,370	28,428
Ciena Corp.*	1,490	23,393
Total Communications Equipment		800,303
Computer Hardware - 7.7%
Apple, Inc.	785	418,428
Hewlett-Packard Co.	6,906	98,410
Dell, Inc.	7,597	76,958
3D Systems Corp.*	630	33,611
Total Computer Hardware		627,407
IT Consulting & Other Services - 7.1%
International Business Machines Corp.	1,417	271,426
Cognizant Technology Solutions Corp. —
Class A*	1,198	88,712
Accenture plc — Class A	1,237	82,261
Infosys Ltd. ADR	1,870	79,101
Teradata Corp.*	972	60,157
Total IT Consulting & Other Services		581,657
Application Software - 6.9%
Salesforce.com, Inc.*	541	90,941
Adobe Systems, Inc.*	2,126	80,107
SAP AG ADR[1]	957	76,924
Intuit, Inc.	1,289	76,696
Citrix Systems, Inc.*	994	65,356
Autodesk, Inc.*	1,477	52,212
Nuance Communications, Inc.*	2,180	48,658
TIBCO Software, Inc.*	1,645	36,206
Informatica Corp.*	1,102	33,413
Total Application Software		560,513

104 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Technology Fund

	Shares	Value

Computer Storage & Peripherals - 5.3%
EMC Corp.*	5,322	$134,648
Seagate Technology plc	2,750	83,820
NetApp, Inc.*	1,908	64,013
Western Digital Corp.	1,433	60,888
SanDisk Corp.*	1,384	60,287
Fusion-io, Inc.*,1	1,180	27,057
Total Computer Storage & Peripherals		430,713
Semiconductor Equipment - 3.0%
ASML Holding N.V.[1]	1,201	77,356
Applied Materials, Inc.	6,063	69,361
KLA-Tencor Corp.	1,100	52,536
Lam Research Corp.*	1,275	46,066
Total Semiconductor Equipment		245,319
Electronic Manufacturing Services - 2.0%
TE Connectivity Ltd.	2,080	77,209
Trimble Navigation Ltd.*	860	51,411
Jabil Circuit, Inc.	1,968	37,963
Total Electronic Manufacturing Services		166,583
Electronic Components - 1.7%
Corning, Inc.	6,351	80,149
Amphenol Corp. — Class A	924	59,783
Total Electronic Components		139,932
Home Entertainment Software - 1.3%
Activision Blizzard, Inc.	5,974	63,444
Electronic Arts, Inc.*	2,771	40,263
Total Home Entertainment Software		103,707
Office Electronics - 0.7%
Xerox Corp.	7,927	54,062
Total Common Stocks
(Cost $4,198,441)		8,135,813

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 1.2%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$94,415	$94,415
Total Repurchase Agreement
(Cost $94,415)		94,415

SECURITIES LENDING COLLATERAL††,3 - 2.7%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	135,591	135,591
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	86,057	86,057
Total Securities Lending Collateral
(Cost $221,648)		221,648
Total Investments - 103.4%
(Cost $4,514,504)		$8,451,876
Other Assets & Liabilities, net - (3.4)%		(274,535)
Total Net Assets - 100.0%		$8,177,341

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	The Rydex FUNDS annual report | 105

Technology Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $218,390 of securities loaned
(cost $4,198,441)	$8,135,813
Repurchase agreements, at value
(cost $316,063)	316,063
Total investments
(cost $4,514,504)	8,451,876
Receivables:
Securities sold	116,815
Dividends	3,460
Interest	184
Total assets	8,572,335
Liabilities:
Payable for:
Payable upon return of securities loaned	221,648
Fund shares redeemed	141,710
Management fees	5,654
Transfer agent and administrative fees	1,663
Investor service fees	1,663
Portfolio accounting fees	665
Miscellaneous	21,991
Total liabilities	394,994
Net assets	$8,177,341
Net assets consist of:
Paid in capital	$6,979,070
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,739,101)
Net unrealized appreciation on investments	3,937,372
Net assets	$8,177,341
Capital shares outstanding	855,790
Net asset value per share	$9.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $1,134)	$147,434
Income from securities lending, net	483
Interest	58
Total investment income	147,975

Expenses:
Management fees	89,404
Transfer agent and administrative fees	26,295
Investor service fees	26,295
Portfolio accounting fees	10,518
Professional fees	9,347
Custodian fees	2,142
Trustees’ fees*	1,078
Miscellaneous	10,957
Total expenses	176,036
Net investment loss	(28,061)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	856,862
Net realized gain	856,862
Net change in unrealized appreciation (depreciation) on:
Investments	81,257
Net change in unrealized appreciation (depreciation)	81,257
Net realized and unrealized gain	938,119
Net increase in net assets resulting from operations	$910,058

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Technology Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(28,061)	$(113,465)
Net realized gain on investments	856,862	2,878,361
Net change in unrealized appreciation (depreciation) on investments	81,257	(3,593,757)
Net increase (decrease) in net assets resulting from operations	910,058	(828,861)

Distributions to shareholders from:
Net realized gains	(1,504,762)	(598,420)
Total distributions to shareholders	(1,504,762)	(598,420)

Capital share transactions:
Proceeds from sale of shares	32,308,400	63,506,888
Distributions reinvested	1,504,762	598,420
Cost of shares redeemed	(34,894,941)	(74,292,022)
Net decrease from capital share transactions	(1,081,779)	(10,186,714)
Net decrease in net assets	(1,676,483)	(11,613,995)

Net assets:
Beginning of year	9,853,824	21,467,819
End of year	$8,177,341	$9,853,824
Undistributed net investment income at end of year	$—	$1

Capital share activity:
Shares sold	2,807,385	5,214,557
Shares issued from reinvestment of distributions	165,723	53,098
Shares redeemed	(3,043,250)	(6,087,893)
Net decrease in shares	(70,142)	(820,238)

See Notes to Financial Statements.	The Rydex FUNDS annual report | 107

Technology Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.64	$12.29	$10.97	$7.05	$16.27
Income (loss) from investment operations:
Net investment loss[a]	(.03)	(.09)	(.08)	(.06)	(.08)
Net gain (loss) on investments (realized and unrealized)	1.20	(1.01)	1.40	3.98	(7.39)
Total from investment operations	1.17	(1.10)	1.32	3.92	(7.47)
Less distributions from:
Net realized gains	(2.25)	(.55)	—	—	(1.75)
Total distributions	(2.25)	(.55)	—	—	(1.75)
Net asset value, end of period	$9.56	$10.64	$12.29	$10.97	$7.05

Total Return[b]	11.98%	(9.20)%	12.03%	55.60%	(45.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,177	$9,854	$21,468	$39,967	$7,238
Ratios to average net assets:
Net investment loss	(0.27%)	(0.77%)	(0.74%)	(0.68%)	(0.63%)
Total expenses	1.67%	1.71%	1.65%	1.65%	1.60%
Portfolio turnover rate	277%	363%	357%	252%	277%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

108 | the Rydex FUNDS annual report	See Notes to Financial Statements.

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the Rydex FUNDS annual report | 109

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2012, Telecommunications Fund returned 4.86%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned 18.31%.

The industries contributing most were the diversified telecommunications services segment and wireless telecommunications services segment. No segment detracted from return, but the lightly weighted software segment contributed least.

AT&T, Inc., Crown Castle International Corp. and Verizon Communications, Inc. were the strongest performers for the year. NII Holdings, Inc., Nokia Corp. and Windstream Corp. detracted most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	10.3%
Verizon Communications, Inc.	8.3%
QUALCOMM, Inc.	7.7%
Cisco Systems, Inc.	7.5%
CenturyLink, Inc.	3.7%
Crown Castle International Corp.	3.5%
Sprint Nextel Corp.	3.1%
Motorola Solutions, Inc.	3.0%
America Movil SAB de CV ADR	2.6%
Juniper Networks, Inc.	2.4%
Top Ten Total	52.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

110 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Telecommunications
Fund	4.86%	-6.28%	3.70%
S&P 500
Telecommunication
Services Index	18.31%	2.52%	7.70%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 111

SCHEDULE OF INVESTMENTS	December 31, 2012
Telecommunications Fund

	Shares	Value

COMMON STOCKS† - 99.6%

COMMUNICATIONS EQUIPMENT - 42.6%
QUALCOMM, Inc.	3,579	$221,969
Cisco Systems, Inc.	11,099	218,095
Motorola Solutions, Inc.	1,558	86,749
Juniper Networks, Inc.*	3,468	68,216
Research In Motion Ltd.*	5,724	68,001
F5 Networks, Inc.*	621	60,330
Harris Corp.	1,032	50,527
Palo Alto Networks, Inc.*	786	42,067
JDS Uniphase Corp.*	2,885	39,063
Riverbed Technology, Inc.*	1,953	38,513
Brocade Communications Systems, Inc.*	6,263	33,382
Aruba Networks, Inc.*,1	1,593	33,055
Telefonaktiebolaget LM Ericsson —
Class B ADR	3,062	30,926
Polycom, Inc.*	2,786	29,142
Arris Group, Inc.*	1,915	28,610
ViaSat, Inc.*	723	28,125
InterDigital, Inc.	672	27,619
Ciena Corp.*,1	1,729	27,145
Finisar Corp.*	1,665	27,140
NETGEAR, Inc.*	679	26,766
Acme Packet, Inc.*	1,192	26,367
ADTRAN, Inc.[1]	1,210	23,643
Total Communications Equipment		1,235,450
INTEGRATED TELECOMMUNICATION SERVICES - 30.0%
AT&T, Inc.	8,875	299,176
Verizon Communications, Inc.	5,562	240,668
CenturyLink, Inc.	2,718	106,328
Windstream Corp.[1]	5,575	46,161
Telefonica Brasil S.A. ADR	1,363	32,794
BCE, Inc.	713	30,616
Telefonica S.A. ADR	2,221	29,961
KT Corp. ADR*	1,761	29,479
China Unicom Hong Kong Ltd. ADR	1,793	29,208
Cincinnati Bell, Inc.*	4,187	22,945
Total Integrated Telecommunication Services		867,336
WIRELESS TELECOMMUNICATION SERVICES - 23.8%
Crown Castle International Corp.*	1,397	100,807
Sprint Nextel Corp.*	16,087	91,213
America Movil SAB de CV ADR	3,239	74,950
Vodafone Group plc ADR	2,667	67,182
SBA Communications Corp. — Class A*	923	65,551
MetroPCS Communications, Inc.*	4,146	41,211
Mobile Telesystems OJSC ADR	2,015	37,580
China Mobile Ltd. ADR	637	37,405
Telephone & Data Systems, Inc.	1,490	32,989
SK Telecom Company Ltd. ADR	1,971	31,201
Tim Participacoes S.A. ADR	1,569	31,098
Philippine Long Distance Telephone
Co. ADR	457	28,019
VimpelCom Ltd. ADR	2,514	26,372
NII Holdings, Inc.*,1	3,316	23,643
Total Wireless Telecommunication Services		689,221
ALTERNATIVE CARRIERS - 3.2%
Level 3 Communications, Inc.*	2,110	48,762
tw telecom, Inc. — Class A*	1,674	42,637
Total Alternative Carriers		91,399
Total Common Stocks
(Cost $1,974,161)		2,883,406

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$25,773	25,773
Total Repurchase Agreement
(Cost $25,773)		25,773

SECURITIES LENDING COLLATERAL††,3 – 2.0%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	36,307	36,307
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	23,043	23,043
Total Securities Lending Collateral
(Cost $59,350)		59,350
Total Investments - 102.5%
(Cost $2,059,284)		$2,968,529
Other Assets & Liabilities, net - (2.5)%		(71,351)
Total Net Assets - 100.0%		$2,897,178

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depositary Receipt
plc — Public Limited Company

112 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Telecommunications Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $58,201 of securities loaned
(cost $1,974,161)	$2,883,406
Repurchase agreements, at value
(cost $85,123)	85,123
Total investments
(cost $2,059,284)	2,968,529
Receivables:
Securities sold	24,960
Dividends	5,002
Foreign taxes reclaim	629
Interest	48
Total assets	2,999,168
Liabilities:
Payable for:
Payable upon return of securities loaned	59,350
Fund shares redeemed	31,765
Management fees	2,015
Transfer agent and administrative fees	592
Investor service fees	592
Portfolio accounting fees	237
Miscellaneous	7,439
Total liabilities	101,990
Net assets	$2,897,178
Net assets consist of:
Paid in capital	$4,993,778
Undistributed net investment income	55,156
Accumulated net realized loss on investments	(3,061,001)
Net unrealized appreciation on investments	909,245
Net assets	$2,897,178
Capital shares outstanding	314,898
Net asset value per share	$9.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $3,717)	$118,393
Income from securities lending, net	257
Interest	15
Total investment income	118,665

Expenses:
Management fees	32,133
Transfer agent and administrative fees	9,451
Investor service fees	9,451
Portfolio accounting fees	3,780
Professional fees	3,508
Custodian fees	782
Trustees’ fees*	355
Miscellaneous	3,830
Total expenses	63,290
Net investment income	55,375

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	(231,460)
Net realized loss	(231,460)
Net change in unrealized appreciation (depreciation) on:
Investments	43,706
Net change in unrealized appreciation (depreciation)	43,706
Net realized and unrealized loss	(187,754)
Net decrease in net assets resulting from operations	$(132,379)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 113

Telecommunications Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$55,375	$63,032
Net realized gain (loss) on investments	(231,460)	380,774
Net change in unrealized appreciation (depreciation) on investments	43,706	(972,799)
Net decrease in net assets resulting from operations	(132,379)	(528,993)

Distributions to shareholders from:
Net investment income	(63,032)	(44,331)
Net realized gains	—	(125,844)
Total distributions to shareholders	(63,032)	(170,175)

Capital share transactions:
Proceeds from sale of shares	39,023,725	56,225,186
Distributions reinvested	63,032	170,175
Cost of shares redeemed	(40,361,197)	(59,405,962)
Net decrease from capital share transactions	(1,274,440)	(3,010,601)
Net decrease in net assets	(1,469,851)	(3,709,769)

Net assets:
Beginning of year	4,367,029	8,076,798
End of year	$2,897,178	$4,367,029
Undistributed net investment income at end of year	$55,156	$63,031

Capital share activity:
Shares sold	4,214,215	5,369,428
Shares issued from reinvestment of distributions	7,187	18,477
Shares redeemed	(4,391,949)	(5,633,871)
Net decrease in shares	(170,547)	(245,966)

114 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Telecommunications Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$9.00	$11.04	$9.80	$7.94	$23.89
Income (loss) from investment operations:
Net investment income[a]	.13	.16	.06	.18	.24
Net gain (loss) on investments (realized and unrealized)	.30	(1.74)	1.35	2.08	(11.49)
Total from investment operations	.43	(1.58)	1.41	2.26	(11.25)
Less distributions from:
Net investment income	(.23)	(.12)	(.17)	(.40)	(.05)
Net realized gains	—	(.34)	—	—	(4.65)
Total distributions	(.23)	(.46)	(.17)	(.40)	(4.70)
Net asset value, end of period	$9.20	$9.00	$11.04	$9.80	$7.94

Total Return[b]	4.86%	(14.40%)	14.51%	28.68%	(45.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,897	$4,367	$8,077	$5,748	$8,754
Ratios to average net assets:
Net investment income	1.46%	1.49%	0.66%	2.03%	1.34%
Total expenses	1.67%	1.71%	1.67%	1.66%	1.61%
Portfolio turnover rate	1,077%	1,100%	1,276%	694%	341%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

See Notes to Financial Statements.	The Rydex FUNDS annual report | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2012, Transportation Fund returned 17.58%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Industrials Index returned 15.35%.

The automobiles segment contributed most to return, followed by the road and rail segment, the largest in the sector. The other two large components of the sector, auto components and airlines, also contributed to return. The only sector to detract from return was the lightly weighted marine segment.

General Motors Co., Union Pacific Corp. and Ford Motor Co. were the biggest contributors to performance for the year. Gentex Corp., Norfolk Southern Corp. and Swift Transportation Co. detracted most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	6.1%
Union Pacific Corp.	5.7%
Ford Motor Co.	5.4%
General Motors Co.	5.1%
FedEx Corp.	3.9%
Johnson Controls, Inc.	3.4%
CSX Corp.	3.3%
Norfolk Southern Corp.	3.2%
Harley-Davidson, Inc.	2.4%
Delta Air Lines, Inc.	2.3%
Top Ten Total	40.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
Transportation Fund	17.58%	2.62%	6.01%
S&P 500 Industrials Index	15.35%	1.09%	7.90%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal andreinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the Rydex FUNDS annual report | 117

SCHEDULE OF INVESTMENTS	December 31, 2012
Transportation Fund

	Shares	Value

COMMON STOCKS† - 97.2%

Railroads - 19.1%
Union Pacific Corp.	3,284	$412,863
CSX Corp.	12,196	240,627
Norfolk Southern Corp.	3,830	236,847
Kansas City Southern	1,972	164,623
Canadian Pacific Railway Ltd.	1,214	123,367
Canadian National Railway Co.	1,262	114,855
Genesee & Wyoming, Inc. — Class A*	1,349	102,632
Total Railroads		1,395,814
Auto Parts & Equipment - 19.1%
Johnson Controls, Inc.	8,136	249,775
BorgWarner, Inc.*	2,230	159,713
TRW Automotive Holdings Corp.*	2,600	139,386
Delphi Automotive plc*	3,540	135,405
Lear Corp.	2,470	115,695
Autoliv, Inc.	1,580	106,476
Visteon Corp.*	1,739	93,593
Magna International, Inc.	1,800	90,036
Gentex Corp.	4,700	88,454
Dana Holding Corp.	5,300	82,733
Tenneco, Inc.*	2,250	78,998
American Axle & Manufacturing Holdings, Inc.*	4,480	50,176
Total Auto Parts & Equipment		1,390,440
Automobile Manufacturers - 15.9%
Ford Motor Co.	30,325	392,708
General Motors Co.*	12,890	371,619
Tata Motors Ltd. ADR	4,000	114,880
Tesla Motors, Inc.*	3,080	104,320
Toyota Motor Corp. ADR	1,050	97,913
Thor Industries, Inc.	2,031	76,020
Total Automobile Manufacturers		1,157,460
Air Freight & Logistics - 14.5%
United Parcel Service, Inc. — Class B	6,047	445,845
FedEx Corp.	3,112	285,433
CH Robinson Worldwide, Inc.	2,702	170,820
Expeditors International of Washington, Inc.	3,900	154,245
Total Air Freight & Logistics		1,056,343
Airlines - 12.1%
Delta Air Lines, Inc.*	14,402	170,952
United Continental Holdings, Inc.*	6,327	147,925
Southwest Airlines Co.	14,197	145,377
Copa Holdings S.A. — Class A	986	98,058
Alaska Air Group, Inc.*	2,122	91,437
Latam Airlines Group S.A. ADR[1]	3,570	84,109
US Airways Group, Inc.*	5,893	79,556
JetBlue Airways Corp.*	11,820	67,492
Total Airlines		884,906
Trucking - 9.3%
J.B. Hunt Transport Services, Inc.	2,420	144,497
Hertz Global Holdings, Inc.*	8,552	139,141
Old Dominion Freight Line, Inc.*	2,707	92,796
Landstar System, Inc.	1,636	85,825
Ryder System, Inc.	1,706	85,181
Werner Enterprises, Inc.	3,140	68,044
Con-way, Inc.	2,379	66,184
Total Trucking		681,668
Motorcycle Manufacturers - 2.4%
Harley-Davidson, Inc.	3,660	178,754
Tires & Rubber - 2.3%
Goodyear Tire & Rubber Co.*	7,292	100,702
Cooper Tire & Rubber Co.	2,680	67,965
Total Tires & Rubber		168,667
Marine - 1.4%
Kirby Corp.*	1,625	100,571
Diversified Commercial & Professional Services -1.1%
Avis Budget Group, Inc.*	3,897	77,239
Total Common Stocks
(Cost $5,075,702)		7,091,862

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 2.2%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$160,710	160,710
Total Repurchase Agreement
(Cost $160,710)		160,710

SECURITIES LENDING COLLATERAL††,3 - 0.5%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	23,491	23,491
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	14,909	14,909
Total Securities Lending Collateral
(Cost $38,400)		38,400
Total Investments - 99.9%
(Cost $5,274,812)		$7,290,972
Other Assets & Liabilities, net - 0.1%		8,752
Total Net Assets - 100.0%		$7,299,724

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 8.
ADR — American Depositary Receipt
plc — Public Limited Company

118 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Transportation Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $37,696 of securities loaned
(cost $5,075,702)	$7,091,862
Repurchase agreements, at value
(cost $199,110)	199,110
Total investments
(cost $5,274,812)	7,290,972
Cash	259
Receivables:
Fund shares sold	472,186
Dividends	2,477
Interest	534
Total assets	7,766,428
Liabilities:
Payable for:
Securities purchased	388,390
Payable upon return of securities loaned	38,400
Fund shares redeemed	22,226
Management fees	3,895
Transfer agent and administrative fees	1,146
Investor service fees	1,146
Portfolio accounting fees	458
Miscellaneous	11,043
Total liabilities	466,704
Net Assets	$7,299,724
Net assets consist of:
Paid in capital	$15,645,351
Undistributed net investment income	1
Accumulated net realized loss on investments	(10,361,788)
Net unrealized appreciation on investments	2,016,160
Net assets	$7,299,724
Capital shares outstanding	443,799
Net asset value per share	$16.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $996)	$74,530
Income from securities lending, net	1,805
Interest	28
Total investment income	76,363

Expenses:
Management fees	46,936
Transfer agent and administrative fees	13,805
Investor service fees	13,805
Portfolio accounting fees	5,522
Professional fees	5,001
Custodian fees	1,140
Trustees’ fees*	572
Miscellaneous	5,507
Total expenses	92,288
Net investment loss	(15,925)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	522,202
Net realized gain	522,202
Net change in unrealized appreciation (depreciation) on:
Investments	300,248
Net change in unrealized appreciation (depreciation)	300,248
Net realized and unrealized gain	822,450

Net increase in net assets resulting from operations	$806,525

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

Transportation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(15,925)	$(47,524)
Net realized gain on investments	522,202	1,199,506
Net change in unrealized appreciation (depreciation) on investments	300,248	(2,044,769)
Net increase (decrease) in net assets resulting from operations	806,525	(892,787)

Capital share transactions:
Proceeds from sale of shares	33,992,011	58,229,131
Cost of shares redeemed	(33,069,006)	(64,856,518)
Net increase (decrease) from capital share transactions	923,005	(6,627,387)
Net increase (decrease) in net assets	1,729,530	(7,520,174)

Net assets:
Beginning of year	5,570,194	13,090,368
End of year	$7,299,724	$5,570,194
Undistributed net investment income at end of year	$1	$—

Capital share activity:
Shares sold	2,251,174	3,793,794
Shares redeemed	(2,205,383)	(4,227,318)
Net increase (decrease) in shares	45,791	(433,524)

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Transportation Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$14.00	$15.74	$12.68	$10.91	$14.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.10)	(.04)	(.03)	.04
Net gain (loss) on investments
(realized and unrealized)	2.49	(1.64)	3.10	1.92	(3.80)
Total from investment operations	2.45	(1.74)	3.06	1.89	(3.76)
Less distributions from:
Net investment income	—	—	—	(.12)	—
Net realized gains	—	—	—	—	(.18)
Total distributions	—	—	—	(.12)	(.18)
Net asset value, end of period	$16.45	$14.00	$15.74	$12.68	$10.91

Total Return[b]	17.58%	(11.12%)	24.13%	17.39%	(25.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,300	$5,570	$13,090	$8,462	$21,509
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.65%)	(0.32%)	(0.29%)	0.27%
Total expenses	1.67%	1.71%	1.65%	1.67%	1.62%
Portfolio turnover rate	594%	711%	693%	857%	544%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2012, Utilities Fund rose 1.12%, compared with a gain of 16.00% for the S&P 500 Index. The S&P 500 Utilities Index returned 1.29%.

The multi-utilities segment was the largest contributor to return, followed by electric utilities, the largest weight in the sector. The gas utilities segment was the only detractor from return.

Sempra Energy, NextEra Energy, Inc. and Northeast Utilities were the best-performing holdings over the one-year period, while Exelon Corp., Companhia de Paranaense de Energia and Entergy Corp. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	4.0%
Southern Co.	3.7%
Dominion Resources, Inc.	3.3%
NextEra Energy, Inc.	3.2%
Exelon Corp.	3.0%
American Electric Power Company, Inc.	2.7%
FirstEnergy Corp.	2.5%
Sempra Energy	2.5%
PG&E Corp.	2.5%
PPL Corp.	2.5%
Top Ten Total	29.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

	1 Year	5 Year	10 Year
Utilities Fund	1.12%	0.14%	8.38%
S&P 500 Utilities Index	1.29%	0.36%	10.43%
S&P 500 Index	16.00%	1.66%	7.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	December 31, 2012
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

ELECTRIC UTILITIES - 47.3%
Duke Energy Corp.	9,914	$632,512
Southern Co.	13,510	578,362
NextEra Energy, Inc.	7,359	509,169
Exelon Corp.	16,008	476,078
American Electric Power Company, Inc.	10,042	428,593
FirstEnergy Corp.	9,548	398,724
PPL Corp.	13,430	384,501
Edison International	8,041	363,373
Xcel Energy, Inc.	12,688	338,896
Northeast Utilities	8,477	331,281
Entergy Corp.	5,004	319,005
OGE Energy Corp.	3,964	223,213
Pinnacle West Capital Corp.	4,375	223,038
Pepco Holdings, Inc.	10,255	201,101
N.V. Energy, Inc.	10,702	194,134
ITC Holdings Corp.	2,441	187,737
Westar Energy, Inc.	6,295	180,163
Cia Energetica de Minas Gerais ADR	15,659	170,057
Great Plains Energy, Inc.	8,202	166,583
Enersis S.A. ADR	8,560	155,963
Hawaiian Electric Industries, Inc.	5,913	148,653
Cleco Corp.	3,665	146,637
IDACORP, Inc.	3,204	138,893
Portland General Electric Co.	4,974	136,089
UIL Holdings Corp.	3,560	127,484
UNS Energy Corp.	2,949	125,097
PNM Resources, Inc.	5,870	120,394
Total Electric Utilities		7,405,730
MULTI-UTILITIES-33.2%
Dominion Resources, Inc.	10,015	518,777
Sempra Energy	5,497	389,957
PG&E Corp.	9,673	388,661
Consolidated Edison, Inc.	6,853	380,616
Public Service Enterprise Group, Inc.	12,194	373,136
DTE Energy Co.	5,054	303,493
Wisconsin Energy Corp.	7,439	274,127
CenterPoint Energy, Inc.	13,999	269,481
NiSource, Inc.	10,651	265,103
Ameren Corp.	8,540	262,349
CMS Energy Corp.	9,882	240,923
SCANA Corp.	5,074	231,577
Alliant Energy Corp.	4,735	207,914
Integrys Energy Group, Inc.	3,630	189,559
MDU Resources Group, Inc.	8,882	188,654
TECO Energy, Inc.	10,765	180,421
National Grid plc ADR	2,860	164,278
Vectren Corp.	4,969	146,089
Black Hills Corp.	3,320	120,649
Avista Corp.	4,731	114,064
Total Multi-Utilities		5,209,828
GAS UTILITIES - 10.2%
ONEOK, Inc.	6,530	279,157
AGL Resources, Inc.	5,151	205,885
National Fuel Gas Co.	3,782	191,710
UGI Corp.	5,563	181,966
Questar Corp.	8,960	177,050
Atmos Energy Corp.	4,753	166,925
Piedmont Natural Gas Company, Inc.[1]	4,506	141,083
WGL Holdings, Inc.	3,427	134,304
New Jersey Resources Corp.	3,069	121,594
Total Gas Utilities		1,599,674
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.1%
Calpine Corp.*	15,331	277,951
AES Corp.	24,827	265,649
NRG Energy, Inc.	11,305	259,902
Total Independent Power Producers & Energy Traders		803,502
WATER UTILITIES - 3.8%
American Water Works Company, Inc.	6,546	243,054
Aqua America, Inc.	7,158	181,956
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,964	164,131
Total Water Utilities		589,141
Total Common Stocks
(Cost $10,171,829)		15,607,875
	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 - 0.4%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$38,540	38,540
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	24,460	24,460
Total Securities Lending Collateral
(Cost $63,000)		63,000
Total Investments - 100.0%
(Cost $10,234,829)		$15,670,875
Other Assets & Liabilities, net - 0.0%		2,913
Total Net Assets - 100.0%		$15,673,788

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at December 31, 2012 — See Note 8.

[2]	Securities lending collateral — See Note 8.

ADR — American Depositary Receipt

plc — Public Limited Company

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $62,620 of securities loaned
(cost $10,234,829)	$15,670,875
Receivables:
Fund shares sold	609,073
Dividends	55,438
Interest	37
Total assets	16,335,423
Liabilities:
Line of Credit	15,339
Payable for:
Securities purchased	536,483
Payable upon return of securities loaned	63,000
Management fees	10,457
Transfer agent and administrative fees	3,076
Investor service fees	3,076
Portfolio accounting fees	1,230
Fund shares redeemed	699
Miscellaneous	28,275
Total liabilities	661,635
Net assets	$15,673,788
Net assets consist of:
Paid in capital	$14,498,193
Undistributed net investment income	429,516
Accumulated net realized loss on investments	(4,689,967)
Net unrealized appreciation on investments	5,436,046
Net assets	$15,673,788
Capital shares outstanding	819,467
Net asset value per share	$19.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $3,222)	$762,871
Income from securities lending, net	75
Interest	70
Total investment income	763,016

Expenses:
Management fees	169,338
Transfer agent and administrative fees	49,805
Investor service fees	49,805
Portfolio accounting fees	19,922
Professional fees	20,288
Custodian fees	3,961
Trustees’ fees*	2,017
Miscellaneous	18,364
Total expenses	333,500
Net investment income	429,516

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	692,692
Net realized gain	692,692
Net change in unrealized appreciation (depreciation) on:
Investments	(1,278,394)
Net change in unrealized appreciation (depreciation)	(1,278,394)
Net realized and unrealized loss	(585,702)
Net decrease in net assets resulting from operations	$(156,186)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$429,516	$459,946
Net realized gain (loss) on investments	692,692	(496,232)
Net change in unrealized appreciation (depreciation) on investments	(1,278,394)	2,475,063
Net increase (decrease) in net assets resulting from operations	(156,186)	2,438,777

Distributions to shareholders from:
Net investment income	(459,947)	(439,333)
Total distributions to shareholders	(459,947)	(439,333)

Capital share transactions:
Proceeds from sale of shares	75,196,227	104,328,412
Distributions reinvested	459,947	439,333
Cost of shares redeemed	(91,024,832)	(90,529,587)
Net increase (decrease) from capital share transactions	(15,368,658)	14,238,158
Net increase (decrease) in net assets	(15,984,791)	16,237,602

Net assets:
Beginning of year	31,658,579	15,420,977
End of year	$15,673,788	$31,658,579
Undistributed net investment income at end of year	$429,516	$459,947

Capital share activity:
Shares sold	3,813,322	5,701,293
Shares issued from reinvestment of distributions	24,822	23,394
Shares redeemed	(4,641,914)	(5,006,339)
Net increase (decrease) in shares	(803,770)	718,348

126 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$19.50	$17.04	$16.41	$15.41	$22.29
Income (loss) from investment operations:
Net investment income[a]	.42	.43	.41	.41	.37
Net gain (loss) on investments
(realized and unrealized)	(.22)	2.33	.72	1.65	(6.97)
Total from investment operations	.20	2.76	1.13	2.06	(6.60)
Less distributions from:
Net investment income	(.57)	(.30)	(.50)	(1.06)	(.08)
Net realized gains	—	—	—	—	(.20)
Total distributions	(.57)	(.30)	(.50)	(1.06)	(.28)
Net asset value, end of period	$19.13	$19.50	$17.04	$16.41	$15.41

Total Return[b]	1.12%	16.29%	6.88%	13.80%	(29.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,674	$31,659	$15,421	$15,814	$34,343
Ratios to average net assets:
Net investment income	2.16%	2.36%	2.48%	2.69%	1.90%
Total expenses	1.67%	1.69%	1.66%	1.67%	1.61%
Portfolio turnover rate	302%	369%	561%	309%	293%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

128 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds :

Management Fees
Fund	(as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of

THE RYDEX FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Biotechnology Fund	$3,258,466
Consumer Products Fund	1,820,616
Electronics Fund	504,508
Health Care Fund	330,061
Leisure Fund	264,678
Retailing Fund	199,980
Technology Fund	127,052
Transportation Fund	493,557

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$21,221	$8,644	$29,865
Basic Materials Fund	567,991	785,307	1,353,298
Biotechnology Fund	—	—	—
Consumer Products Fund	186,253	—	186,253
Electronics Fund	—	—	—
Energy Fund	773,036	2,635,811	3,408,847
Energy Services Fund	47,149	2,568,873	2,616,022
Financial Services Fund	18,017	—	18,017
Health Care Fund	—	—	—
Internet Fund	—	1,259,155	1,259,155
Leisure Fund	—	—	—
Precious Metals Fund	—	5,322,508	5,322,508
Retailing Fund	—	—	—
Technology Fund	—	1,504,762	1,504,762
Telecommunications Fund	63,032	—	63,032
Transportation Fund	—	—	—
Utilities Fund	459,947	—	459,947

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$8,767	$—	$8,767
Basic Materials Fund	—	2,783,814	2,783,814
Biotechnology Fund	—	—	—
Consumer Products Fund	320,376	—	320,376
Electronics Fund	—	2,395,856	2,395,856
Energy Fund	—	185,047	185,047
Energy Services Fund	—	2,664,613	2,664,613
Financial Services Fund	4,742	—	4,742
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	57,336	—	57,336
Retailing Fund	—	—	—
Technology Fund	—	598,420	598,420
Telecommunications Fund	86,624	83,551	170,175
Transportation Fund	—	—	—
Utilities Fund	439,333	—	439,333

130 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Banking Fund	$880,430	$—	$29,237	$(1,638,352)
Basic Materials Fund	92,149	624,095	3,975,233	—
Biotechnology Fund	—	—	5,573,503	(8,497,061)
Consumer Products Fund	200,166	—	3,198,453	(351,109)
Electronics Fund	7,978	—	95,051	(3,105,766)
Energy Fund	52,814	314,621	7,427,173	—
Energy Services Fund	—	611,941	5,860,921	—
Financial Services Fund	57,507	—	(333,260)	(6,091,852)
Health Care Fund	44,395	—	3,031,497	(6,559,667)
Internet Fund	—	272,581	1,635,886	—
Leisure Fund	78,538	—	2,307,619	(1,233,052)
Precious Metals Fund	302,070	—	14,266,369	(1,102,042)
Retailing Fund	228,248	668,600	1,509,905	—
Technology Fund	—	—	2,291,635	(1,093,364)
Telecommunications Fund	55,157	—	(326,758)	(1,824,999)
Transportation Fund	—	—	1,085,535	(9,431,162)
Utilities Fund	429,515	—	2,721,458	(1,975,378)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2013	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
Banking Fund	$—	$—	$—	$—	$—	$—	$(961,771)	$(676,581)	$(1,638,352)*
Biotechnology Fund	(739,559)	(1,048,743)	(717,792)	(239,044)	(5,635,438)	(116,485)	—	—	(8,497,061)
Consumer Products Fund	—	—	—	—	(351,109)	—	—	—	(351,109)
Electronics Fund	(484,274)	(329,594)	(329,594)	(329,594)	(67,626)	(591,562)	(766,630)	(206,892)	(3,105,766)
Financial Services Fund	—	—	(956,471)	(2,376,570)	(2,453,589)	(273,255)	—	(31,967)	(6,091,852)
Health Care Fund	—	—	—	(1,097,466)	(5,000,785)	—	(220,238)	(241,178)	(6,559,667)
Leisure Fund	—	—	—	(1,231,924)	—	(1,128)	—	—	(1,233,052)*
Precious Metals Fund	—	—	—	—	—	—	(735,366)	(366,676)	(1,102,042)
Technology Fund	—	—	—	(1,093,364)	—	—	—	—	(1,093,364)*
Telecommunications Fund	—	—	—	(501,247)	(1,059,529)	—	(120,262)	(143,961)	(1,824,999)*
Transportation Fund	—	—	—	(252,632)	(8,058,463)	(1,120,067)	—	—	(9,431,162)
Utilities Fund	—	—	—	(704,929)	(847,739)	—	(119,917)	(302,793)	(1,975,378)

*In accordance with section 382 of the Internal Revenue Code. A portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE RYDEX FUNDS ANNUAL REPORT | 131

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Banking Fund	$(2)	$(24)	$26
Basic Materials Fund	(5,221)	—	5,221
Biotechnology Fund	(1,281,217)	292,252	988,965
Consumer Products Fund	—	(146)	146
Electronics Fund	(504,508)	—	504,508
Energy Fund	—	(530)	530
Energy Services Fund	(58,244)	58,244	—
Financial Services Fund	(2,525)	1,408	1,117
Health Care Fund	—	81	(81)
Internet Fund	(66,649)	66,649	—
Leisure Fund	—	(60)	60
Precious Metals Fund	—	206,562	(206,562)
Retailing Fund	—	13	(13)
Technology Fund	(28,058)	28,060	(2)
Telecommunications Fund	—	(218)	218
Transportation Fund	(15,926)	15,926	—
Utilities Fund	—	—	—

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Banking Fund	$10,860,558	$73,724	$(44,487)	$29,237
Basic Materials Fund	13,067,998	3,996,256	(21,023)	3,975,233
Biotechnology Fund	14,939,224	5,693,623	(120,120)	5,573,503
Consumer Products Fund	12,868,227	3,216,542	(18,089)	3,198,453
Electronics Fund	3,850,731	114,023	(18,972)	95,051
Energy Fund	14,979,928	7,558,244	(131,071)	7,427,173
Energy Services Fund	8,772,089	5,888,064	(27,143)	5,860,921
Financial Services Fund	10,811,152	—	(333,260)	(333,260)
Health Care Fund	15,030,599	3,097,937	(66,440)	3,031,497
Internet Fund	4,817,624	1,688,276	(52,390)	1,635,886
Leisure Fund	6,955,289	2,328,854	(21,235)	2,307,619
Precious Metals Fund	36,546,399	14,890,441	(624,077)	14,266,364
Retailing Fund	5,269,359	1,511,934	(2,029)	1,509,905
Technology Fund	6,160,241	2,343,676	(52,041)	2,291,635
Telecommunications Fund	3,295,287	—	(326,758)	(326,758)
Transportation Fund	6,205,437	1,098,314	(12,779)	1,085,535
Utilities Fund	12,949,417	2,768,942	(47,484)	2,721,458

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

132 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Banking Fund	$10,662,274	$227,521	$—	$10,889,795
Basic Materials Fund	16,487,623	555,608	—	17,043,231
Biotechnology Fund	18,942,011	1,570,716	—	20,512,727
Consumer Products Fund	15,551,179	515,501	—	16,066,680
Electronics Fund	3,821,961	123,821	—	3,945,782
Energy Fund	21,847,927	559,174	—	22,407,101
Energy Services Fund	14,143,867	489,143	—	14,633,010
Financial Services Fund	10,377,511	100,381	—	10,477,892
Health Care Fund	17,849,426	212,670	—	18,062,096
Internet Fund	6,261,916	191,594	—	6,453,510
Leisure Fund	9,049,731	213,177	—	9,262,908
Precious Metals Fund	50,084,468	728,295	—	50,812,763
Retailing Fund	6,575,448	203,816	—	6,779,264
Technology Fund	8,135,813	316,063	—	8,451,876
Telecommunications Fund	2,883,406	85,123	—	2,968,529
Transportation Fund	7,091,862	199,110	—	7,290,972
Utilities Fund	15,607,875	63,000	—	15,670,875

For the year ended December 31, 2012, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and		Repurchase
Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.12%			1.75%
Due 01/02/13	$21,653,748	$21,653,892	07/31/15	$21,011,800	$22,086,834

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a

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NOTES TO FINANCIAL STATEMENTS (continued)

possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$43,775,874	$36,525,638
Basic Materials Fund	52,506,414	53,244,502
Biotechnology Fund	67,700,182	66,447,238
Consumer Products Fund	124,944,770	133,582,988
Electronics Fund	36,047,291	35,246,101
Energy Fund	41,609,509	49,117,029
Energy Services Fund	43,516,422	49,900,142
Financial Services Fund	33,452,594	29,611,370
Health Care Fund	62,344,568	62,911,050
Internet Fund	16,160,434	15,644,818
Leisure Fund	21,517,744	19,637,664
Precious Metals Fund	81,807,104	84,541,080
Retailing Fund	111,908,058	119,820,032
Technology Fund	29,408,439	32,019,067
Telecommunications Fund	39,687,884	40,953,918
Transportation Fund	33,406,935	32,650,573
Utilities Fund	61,099,557	76,373,455

7. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. On December 31, 2012, the Biotechnology Fund borrowed $81,000, the Health Care Fund borrowed $5,000, the Precious Metals Fund borrowed $94,000 and the Utilities Fund borrowed $19,000, under this agreement. As of, and for the year ended December 31, 2012, the Funds did not have any other borrowings under this agreement.

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
Banking Fund	$3,688
Basic Materials Fund	21,104
Biotechnology Fund	121,437
Consumer Products Fund	18,978
Electronics Fund	556
Energy Fund	21,497
Energy Services Fund	15,367
Financial Services Fund	6,025
Health Care Fund	31,426
Internet Fund	1,389
Leisure Fund	1,240
Precious Metals Fund	62,244
Retailing Fund	6,033
Technology Fund	5,877
Telecommunications Fund	2,579
Transportation Fund	2,784
Utilities Fund	13,041

8. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the

134 | the Rydex FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2012, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Banking Fund	$165,923	$166,575
Basic Materials Fund	287,779	284,663	*
Biotechnology Fund	1,546,448	1,570,716
Consumer Products Fund	439,881	432,776	*
Electronics Fund	103,451	104,189
Energy Fund	243,505	245,800
Energy Services Fund	374,720	377,325
Health Care Fund	210,238	212,670
Internet Fund	135,215	137,225
Leisure Fund	151,390	154,166
Precious Metals Fund	679,667	728,295
Retailing Fund	196,559	195,778	*
Technology Fund	218,390	221,648
Telecommunications Fund	58,201	59,350
Transportation Fund	37,696	38,400
Utilities Fund	62,620	63,000

* Subsequent to December 31, 2012, additional collateral was received.

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2012:

Counterparty and		Repurchase
Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

9. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a

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NOTES TO FINANCIAL STATEMENTS (concluded)

privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $ 1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

10. Subsequent Events

Distributor Name Change

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

Reverse Share Split

On November 19, 2012, the board of trustees approved a one-for-ten reverse share split for Electronics Fund (the “Fund”), to occur at a date yet to be determined as of the time of this report. The effect of this transaction will be to divide the number of outstanding shares of the Fund by ten, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statements of changes in net assets for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years in the five-year period then ended will be given retroactive effect to reflect this reverse share split when determined. There will be no changes in net assets, results of operations or total return as a result of this transaction.

11. Reverse Share Split (April 5, 2013)

Effective April 5, 2013, the Electronics Fund underwent a one-for-ten reverse share split. The effect of the transaction was to divide the number of outstanding shares of the Fund by ten, resulting in a corresponding increase in the net asset value per share. The shares outstanding and the net asset value per share on the statement of assets and liabilities as of December 31, 2012, the share transactions presented in the statement of changes in net assets for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years in the five-year period then ended have been given retroactive effect to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

136 | the Rydex FUNDS annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013, except for note 11,

as to which the date is April 10, 2013

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100%
Basic Materials Fund	83%
Consumer Products Fund	100%
Energy Fund	72%
Energy Services Fund	100%
Financial Services Fund	100%
Telecommunications Fund	100%
Utilities Fund	100%

With respect to the taxable year ended December 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

				Energy
	Banking	Basic Materials	Energy	Services
	Fund	Fund	Fund	Fund
From long-term capital gains, subject to the 15% rate gains category:	$8,644	$785,307	$2,635,811	$2,568,873

	Internet	Precious Metals	Technology
	Fund	Fund	Fund
From long-term capital gains, subject to the 15% rate gains category:	$1,259,155	$5,322,508	$1,504,762

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

138 | the Rydex FUNDS annual report

OTHER INFORMATION (Unaudited) (concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre
805 King Farm Boulevard
Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods
Suite 850

Overland Park, KS 66210

the Rydex FUNDS annual report | 139

INFORMATION on board of trustees and officers (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

140 | the Rydex FUNDS annual report

INFORMATION on board of trustees and officers (Unaudited)

INDEPENDENT TRUSTEES – concluded
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

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INFORMATION on board of trustees and officers (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director(2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

142 | the Rydex FUNDS annual report

GUGGENHEIM INVESTMENTS PRIVACY Policies

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a cur-rent or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies.   This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

The Rydex Funds annual REPORT | 143

GUGGENHEIM INVESTMENTS PRIVACY Policies (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

144 | The Rydex Funds annual REPORT

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CLS ADVISORONE FUNDS

AMERIGO FUND

CLERMONT FUND

SELECT ALLOCATION FUND

RVAAO-2-1212x1213

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three of our funds that are part of the Rydex Variable Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm. CLS Investments, LLC serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– Amerigo Fund

– Clermont Fund

– Select Allocation Fund

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Funds are subject to a number of risks and may not be suitable for all investors. • Because the Funds invest primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. • In addition, investing through the Fund in a portfolio of underlying funds involves certain additional expenses that would not arise if you invested directly in the underlying funds. • The Funds’ investment in underlying funds that invest in small or medium capitalization companies, fixed income securities, foreign securities and foreign currencies exposes the Funds to certain risks. • Investing in securities of small- or medium-capitalization companies may involve greater risk of loss and more abrupt fluctuations in market prices than investments in larger companies. • Fixed income investments will change in value in response to interest rate changes and other factors. • The value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities. • Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. • Additionally, diplomatic, political or economic developments in foreign countries could adversely impact investments in securities of foreign companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Economic and market Overview	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard &Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays U.S. Credit Index comprises the Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays U.S. Government/Credit Index and Barclays U.S. Aggregate Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
Amerigo Fund	1.70%	6.45%	$1,000.00	$1,064.50	$8.82
Clermont Fund	1.70%	5.08%	1,000.00	1,050.80	8.76
Select Allocation Fund	1.70%	5.63%	1,000.00	1,056.30	8.79

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.70%	5.00%	$1,000.00	$1,016.59	$8.62
Clermont Fund	1.70%	5.00%	1,000.00	1,016.59	8.62
Select Allocation Fund	1.70%	5.00%	1,000.00	1,016.59	8.62

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

AMERIGO FUND

OBJECTIVE: Seeks to provide long-term growth of capital without regard to current income.

Amerigo Fund returned 13.71% for the one-year period ended December 31, 2012, trailing its benchmark, the S&P 500® Index, which gained 16.00%. Investment returns generally were strong for the year, with many of the major equity indices finishing the year with double-digit returns.

Amerigo came into the year underweight developed international market holdings and maintained a light stance with the ongoing European debt issues and potential problems within European periphery countries, although many of them rallied strongly in the fourth quarter, bringing their returns up to the levels of the U.S. market. With the increasing concerns, increasing volatility, and decreasing growth expectations for international securities, the Fund also decreased ownership in emerging markets. The beneficiary of the reduction was U.S. large caps, an area that did well as investors sought the safety of U.S. Treasury bonds and large U.S. companies during much of the year.

In aggregate, commodity markets were flat in 2012. Gold made its high in February then proceeded to trade sideways for the year. The Fund’s small position in precious metals at year end was to hedge a potential bad result from the Congressional discussions concerning the fiscal cliff, but it does not have a significant position in commodities or bonds.

The Fund’s stock market outlook remains cautiously optimistic. The positives include very favorable liquidity conditions, reasonable valuations, an improving housing sector, and low investor expectations. Negatives, however, include continued debt issues at home and abroad, but more directly the slowing corporate earnings picture. The Fund is focusing on high-quality stocks and looking to increase international holdings as valuations are very attractive in many developed and emerging markets. It is also are being selective about increasing exposure to commodities and commodity producers.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	8.6%
SPDR S&P MidCap 400 ETF Trust	6.4%
iShares Russell Midcap Index Fund	6.1%
Energy Select Sector SPDR Fund	5.2%
iShares Russell 1000 Growth
Index Fund	4.6%
Powershares QQQ Trust Series 1	4.6%
Vanguard Mid-Capital ETF	4.5%
iShares Russell 2000 Index Fund	3.4%
Vanguard Large-Capital ETF	3.4%
iShares MSCI Emerging Markets
Index Fund	3.4%
Top Ten Total	50.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(07/01/03)
Amerigo Fund	13.71%	-0.75%	5.96%
S&P 500 Index	16.00%	1.66%	6.15%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	December 31, 2012
AMERIGO FUND

	Shares	Value

COMMON STOCKS† - 0.2%
Financials - 0.2%
Berkshire Hathaway, Inc. — Class B*	2,700	$242,190
Total Common Stocks
(Cost $235,952)		242,190

EXCHANGE TRADED FUNDS† - 99.1%
United States of America - 81.5%
SPDR S&P 500 ETF Trust	80,000	11,401,600
SPDR S&P MidCap 400 ETF Trust[1]	45,900	8,524,089
iShares Russell Midcap Index Fund[1]	71,500	8,086,650
Energy Select Sector SPDR Fund	96,900	6,922,536
iShares Russell 1000 Growth Index Fund	94,100	6,162,609
Powershares QQQ Trust Series 1[1]	94,100	6,126,851
Vanguard Mid-Capital ETF	73,100	6,021,978
iShares Russell 2000 Index Fund[1]	54,400	4,585,376
Vanguard Large-Capital ETF	70,100	4,567,716
iShares Core S&P 500 ETF	28,000	4,006,240
Vanguard Total Stock Market ETF	52,200	3,825,738
Vanguard Small-Capital ETF[1]	39,900	3,227,910
Health Care Select Sector SPDR Fund	68,700	2,744,565
Technology Select Sector SPDR Fund	91,900	2,660,505
iShares Russell Midcap Growth
Index Fund	41,200	2,587,360
SPDR Dow Jones Industrial Average
ETF Trust	19,000	2,487,100
iShares High Dividend Equity Fund[1]	39,800	2,339,842
Vanguard Extended Market ETF	33,100	2,002,550
Consumer Staples Select Sector
SPDR Fund	55,300	1,926,099
RevenueShares Large Capital ETF	70,100	1,887,092
iShares Nasdaq Biotechnology
Index Fund	13,500	1,852,470
iShares Core S&P Mid-Capital ETF[1]	16,700	1,698,390
SPDR S&P Biotech ETF[1]	16,200	1,424,142
Vanguard Value ETF	21,900	1,287,720
iShares Dow Jones US Pharmaceuticals
Index Fund	14,900	1,266,798
iShares S&P 100 Index Fund	18,200	1,177,176
PowerShares DB Precious Metals Fund*	19,300	1,101,837
Vanguard Dividend Appreciation ETF	18,200	1,084,174
PowerShares DB Gold Fund*	16,800	963,480
Barclays ETN+long C Leveraged ETN
Linked to S&P 500*,2	5,600	940,408
iShares Morningstar Large Value
Index Fund	13,600	876,792
SPDR S&P Pharmaceuticals ETF	15,500	866,605
Financial Select Sector SPDR Fund[1]	34,800	570,720
Consumer Discretionary Select Sector
SPDR Fund[1]	8,200	388,926
SPDR S&P Oil & Gas Equipment &
Services ETF[1]	9,500	328,890
United States Commodity Index Fund*	5,400	316,601
Vanguard Mega Capital 300 ETF	2,800	136,724
PowerShares KBW Regional Banking
Portfolio	4,000	109,400
Total United States of America		108,485,659
Emerging Markets - 5.4%
iShares MSCI Emerging Markets
Index Fund	102,400	4,541,440
Vanguard MSCI Emerging Markets ETF	27,700	1,233,481
SPDR S&P BRIC 40 ETF[1]	46,000	1,122,400
EGShares Emerging Markets
Consumer ETF[1]	9,500	253,080
EGShares Emerging Markets Domestic
Demand ETF	2,900	64,003
Total Emerging Markets		7,214,404
Asian Pacific Region ex Japan - 3.3%
iShares MSCI All Country Asia ex Japan
Index Fund[1]	42,100	2,547,892
iShares MSCI Pacific ex-Japan Index Fund	39,500	1,862,030
Total Asian Pacific Region ex Japan		4,409,922
Asian Pacific Region - 2.1%
SPDR S&P Emerging Asia Pacific ETF	30,800	2,387,308
iShares S&P Asia 50 Index Fund[1]	8,100	390,015
Total Asian Pacific Region		2,777,323
Global - 2.0%
iShares S&P Global 100 Index Fund	19,600	1,253,616
Vanguard FTSE All-World ex-US ETF	17,500	800,625
FlexShares Morningstar Global Upstream
Natural Resources Index Fund	11,000	391,820
iShares MSCI EAFE Index Fund	2,700	153,414
iShares S&P Global Energy Sector
Index Fund	2,700	103,275
Total Global		2,702,750
Germany - 1.9%
iShares MSCI Germany Index Fund[1]	103,000	2,546,160
Latin American Region - 1.3%
iShares S&P Latin America 40 Index Fund	39,200	1,718,528
Canada - 0.8%
iShares MSCI Canada Index Fund[1]	36,400	1,033,760
China - 0.6%
SPDR S&P China ETF	10,700	792,763
Sweden - 0.2%
iShares MSCI Sweden Index Fund	8,300	250,660
Total Exchange Traded Funds
(Cost $118,631,779)		131,931,929
SHORT TERM INVESTMENTS†† - 0.7%
First American Treasury Obligations Fund	998,326	998,326
Total Short Term Investments
(Cost $998,326)		998,326

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
AMERIGO FUND

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 10.1%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	$8,222,947	$8,222,947
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	5,218,928	5,218,928
Total Securities Lending Collateral
(Cost $13,441,875)		13,441,875
Total Investments - 110.1%
(Cost $133,307,932)		$146,614,320
Other Assets & Liabilities, net - (10.1)%		(13,453,454)
Total Net Assets - 100.0%		$133,160,866

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 9.
[2]	Affiliated Security — See Note 7.
[3]	Securities lending collateral — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

AMERIGO FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments in unaffiliated issuers, at value -
including $13,375,390 of securities loaned
(cost $119,082,556)	$132,232,037
Investments in affiliated issuers, at value
(cost $783,501)	940,408
Repurchase agreements, at value
(cost $13,441,875)	13,441,875
Total investments
(cost $133,307,932)	146,614,320
Cash	253,598
Receivables:
Dividends	294,898
Interest	6,011
Total assets	147,168,827
Liabilities:
Payable for:
Payable upon return of securities loaned	13,441,875
Fund shares redeemed	158,730
Management fees	95,016
Transfer agent and administrative fees	26,393
Investor service fees	26,393
Portfolio accounting fees	10,557
Miscellaneous	248,997
Total liabilities	14,007,961
Net assets	$133,160,866
Net assets consist of:
Paid in capital	$152,451,912
Undistributed net investment income	283,587
Accumulated net realized loss on investments	(32,881,021)
Net unrealized appreciation on investments	13,306,388
Net assets	$133,160,866
Capital shares outstanding	3,887,356
Net asset value per share	$34.25

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$2,421,082
Income from securities lending, net	15,159
Total investment income	2,436,241

Expenses:
Management fees	1,253,472
Transfer agent and administrative fees	348,186
Investor service fees	348,186
Portfolio accounting fees	139,272
Professional fees	130,706
Custodian fees	27,960
Trustees’ fees*	14,045
Miscellaneous	135,790
Total expenses	2,397,617
Net investment income	38,624

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,177,354
Investments in affiliated issuers	4,963
Net realized gain	6,182,317
Net change in unrealized appreciation
(depreciation) on:
Investments in unaffiliated issuers	11,782,711
Investments in affiliated issuers	191,212
Net change in unrealized appreciation
(depreciation)	11,973,923
Net realized and unrealized gain	18,156,240
Net increase in net assets resulting
from operations	$18,194,864

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

AMERIGO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$38,624	$(145,518)
Net realized gain on investments	6,182,317	16,878,396
Net change in unrealized appreciation (depreciation) on investments	11,973,923	(27,443,255)
Net increase (decrease) in net assets resulting from operations	18,194,864	(10,710,377)

Distributions to shareholders from:
Net realized gains	(7,691,849)	—
Total distributions to shareholders	(7,691,849)	—

Capital share transactions:
Proceeds from sale of shares	16,971,804	23,889,719
Distributions reinvested	7,691,849	—
Cost of shares redeemed	(46,215,705)	(68,456,792)
Net decrease from capital share transactions	(21,552,052)	(44,567,073)
Net decrease in net assets	(11,049,037)	(55,277,450)

Net assets:
Beginning of year	144,209,903	199,487,353
End of year	$133,160,866	$144,209,903
Undistributed/(Accumulated) net investment income/(loss) at end of year	$283,587	$(296,654)

Capital share activity:
Shares sold	488,481	744,890
Shares issued from reinvestment of distributions	233,724	—
Shares redeemed	(1,340,624)	(2,016,845)
Net decrease in shares	(618,419)	(1,271,955)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

AMERIGO FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$32.01	$34.53	$30.01	$21.64	$39.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.03)	(.04)	.03	.12
Net gain (loss) on investments
(realized and unrealized)	4.28	(2.49)	4.59	8.49	(17.01)
Total from investment operations	4.29	(2.52)	4.55	8.52	(16.89)
Less distributions from:
Net investment income	—	—	(.03)	(.15)	(.10)
Net realized gains	(2.05)	—	—	—	(.50)
Total distributions	(2.05)	—	(.03)	(.15)	(.60)
Net asset value, end of period	$34.25	$32.01	$34.53	$30.01	$21.64

Total Return[b]	13.71%	(7.30%)	15.13%	39.41%	(43.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,161	$144,210	$199,487	$213,072	$204,878
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.09%)	(0.13%)	0.12%	0.36%
Total expenses[c]	1.72%	1.76%	1.70%	1.71%	1.65%
Portfolio turnover rate	19%	48%	77%	102%	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

Clermont fund

OBJECTIVE: Seeks a combination of current income and growth of capital.

Clermont Fund returned 10.79% for the one-year period ended December 31, 2012, compared with its blended benchmark, consisting of 45% S&P 500® Index and 55% Barclay’s U.S. Credit Index, which gained 12.47%. Investment returns generally were strong for the year, with many of the major equity indices finishing the year with double-digit returns and bonds having stable performance.

Clermont came into the year underweight developed international market holdings and maintained a light stance with the ongoing European debt issues and potential problems within European periphery countries, although many of them rallied strongly in the fourth quarter, bringing their returns up to the levels of the U.S. market. With the increasing concerns, increasing volatility, and decreasing growth expectations for international securities, the Fund decreased ownership in emerging markets, striving to maintain a level exposure to volatility relative to a diversified benchmark. The beneficiary of the reduction was U.S. large caps, an area that did well as investors sought the safety of U.S. Treasury bonds and large U.S. companies during much of the year.

In aggregate, commodity markets were flat in 2012. Gold made its high in February then proceeded to trade sideways for the year. The Fund’s small position in precious metals at year end was to hedge a potential bad result from the Congressional discussions concerning the fiscal cliff. The Fund’s allocation toward lower credit quality bonds was a significant contributor to its good performance. In a world of low interest rates, being a little longer duration and lower credit quality was a sweet spot in the fixed income markets during 2012. Looking forward, the Fund has reduced the duration of its bond holdings, as the potential for higher rates increases.

The Fund’s stock market outlook remains cautiously optimistic. The positives include very favorable liquidity conditions, reasonable valuations, an improving housing sector, and low investor expectations. Negatives, however, include continued debt issues at home and abroad, but more directly the slowing corporate earnings picture. The Fund is focusing on high-quality stocks and looking to increase international holdings as valuations are very attractive in many developed and emerging markets. It is also being selective about increasing exposure to commodities and commodity producers. The Fund is looking to use dividends and other options to generate income in place of our bond holdings.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
iShares Barclays Credit Bond Fund	10.0%
SPDR S&P 500 ETF Trust	7.7%
iShares iBoxx $ High Yield Corporate
Bond Fund	6.6%
Vanguard Dividend Appreciation ETF	6.3%
iShares iBoxx Investment Grade
Corporate Bond Fund	5.9%
iShares S&P Global 100 Index Fund	3.3%
Vanguard Total Stock Market ETF	3.1%
iShares Barclays 1-3 Year Credit
Bond Fund	3.0%
PIMCO Enhanced Short Maturity
Exchange-Traded Fund	2.9%
SPDR Dow Jones Industrial Average
ETF Trust	2.5%
Top Ten Total	51.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(07/01/03)
Clermont Fund	10.79%	1.00%	3.91%
S&P 500 Index	16.00%	1.66%	6.15%
Synthetic Balanced Benchmark†	12.47%	5.31%	6.25%

†	Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays U.S. Credit Index.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Credit Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2012
CLERMONT FUND

	Shares	Value
COMMON STOCKS† - 0.5%
Financials - 0.5%
Berkshire Hathaway, Inc. — Class B*	4,100	$367,770
Total Common Stocks
(Cost $320,104)		367,770
EXCHANGE TRADED FUNDS† - 88.1%
United States of America - 70.8%
iShares Barclays Credit Bond Fund	67,000	7,581,720
SPDR S&P 500 ETF Trust	41,000	5,843,320
Vanguard Dividend Appreciation ETF	80,000	4,765,600
iShares iBoxx Investment Grade Corporate Bond Fund	37,100	4,488,729
Vanguard Total Stock Market ETF	32,000	2,345,280
iShares Barclays 1-3 Year Credit Bond Fund	22,000	2,320,560
PIMCO Enhanced Short Maturity Exchange-Traded Fund	22,000	2,232,560
SPDR Dow Jones Industrial Average ETF Trust	14,700	1,924,230
iShares High Dividend Equity Fund	31,000	1,822,490
Energy Select Sector SPDR Fund	23,000	1,643,120
SPDR Barclays High Yield Bond ETF	40,000	1,628,000
Vanguard Large-Capital ETF	24,000	1,563,840
RevenueShares Large Capital ETF	45,000	1,211,400
Alerian MLP ETF	70,000	1,116,500
Powershares QQQ Trust Series 1	17,000	1,106,870
Guggenheim BulletShares 2014 Corporate Bond ETF	50,000	1,063,500
iShares Morningstar Large Value Index Fund	13,400	863,898
Vanguard Small-Capital ETF	10,300	833,270
Consumer Staples Select Sector SPDR Fund	23,000	801,090
Health Care Select Sector SPDR Fund	19,700	787,015
iShares Russell 1000 Growth Index Fund	11,900	779,331
Vanguard Value ETF	12,000	705,600
Vanguard Intermediate-Term Corporate Bond ETF[1]	6,800	598,060
PowerShares S&P 500 High Quality Portfolio	35,000	550,200
iShares Dow Jones US Pharmaceuticals Index Fund	5,600	476,112
iShares Barclays Intermediate Credit Bond Fund	4,100	456,289
Vanguard Extended Market ETF	7,500	453,750
iShares Russell 2000 Index Fund[1]	5,300	446,737
PowerShares DB Gold Fund*	6,500	372,775
PowerShares DB Precious Metals Fund*	6,500	371,085
iShares Dow Jones US Real Estate Index Fund[1]	5,300	343,016
iShares S&P 100 Index Fund	5,300	342,804
SPDR S&P Pharmaceuticals ETF	5,300	296,323
SPDR S&P Dividend ETF	4,000	232,640
iShares Dow Jones Select Dividend Index Fund	4,000	228,960
United States Commodity Index Fund*	3,900	228,657
SPDR Barclays Intermediate Term Corporate Bond ETF	5,600	194,992
PowerShares DB Commodity Index Tracking Fund*	6,600	183,348
Vanguard Short-Term Corporate Bond ETF	1,400	112,448
Vanguard Short-Term Bond ETF	1,300	105,287
iShares Baa - Ba Rated Corporate Bond Fund	1,400	73,500
Vanguard Intermediate-Term Bond ETF	800	70,600
iShares Diversified Alternatives Trust*,1	1,300	65,850
SPDR Barclays Short Term High Yield Bond ETF	1,800	54,990
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	500	51,715
SPDR Barclays Short Term Corporate Bond ETF	1,400	43,008
iShares Barclays 3-7 Year Treasury Bond Fund	300	36,966
iShares Core Total US Bond Market ETF	300	33,327
iShares Barclays 7-10 Year Treasury Bond Fund	300	32,247
Vanguard Long-Term Corporate Bond ETF	300	27,513
Vanguard Total Bond Market ETF	300	25,209
Total United States of America		53,936,331
Global - 10.8%
iShares iBoxx $ High Yield Corporate Bond Fund[1]	54,000	5,040,900
iShares S&P Global 100 Index Fund	39,000	2,494,440
Vanguard FTSE All-World ex-US ETF	13,000	594,750
iShares MSCI EAFE Index Fund	1,300	73,866
Total Global		8,203,956
Emerging Markets - 1.9%
Vanguard MSCI Emerging Markets ETF	17,100	761,463
iShares MSCI Emerging Markets Index Fund	11,800	523,330
Vanguard Total World Stock ETF	3,900	192,543
Total Emerging Markets		1,477,336
Asian Pacific Region ex Japan - 1.7%
iShares MSCI Pacific ex-Japan Index Fund	14,100	664,674
iShares MSCI All Country Asia ex Japan Index Fund[1]	10,200	617,304
Total Asian Pacific Region ex Japan		1,281,978
European Union - 1.6%
iShares MSCI EMU Index Fund	36,000	1,204,560

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
CLERMONT FUND

	Shares	Value
Asian Pacific Region - 1.3%
SPDR S&P Emerging Asia Pacific ETF	10,200	$790,602
Vanguard MSCI Pacific ETF	4,200	224,238
Total Asian Pacific Region		1,014,840
Total Exchange Traded Funds
(Cost $63,122,012)		67,119,001

SHORT TERM INVESTMENTS†† - 8.0%
First American Treasury Obligations Fund	6,140,708	6,140,708

Total Short Term Investments
(Cost $6,140,708)		6,140,708
	Face
	Amount
CORPORATE BONDS†† - 10.0%
Financials - 3.3%
Mutual of Omaha Insurance Co.
6.80% due 06/15/36[2,3]	$725,000	851,094
Farmers Insurance Exchange
6.00% due 08/01/14[2,3]	500,000	529,848
Genworth Financial, Inc.
8.63% due 12/15/16	400,000	469,261
Morgan Stanley[5]
3.50% due 09/30/17	400,000	396,052
SLM Corp.
5.00% due 04/15/15	200,000	210,823
Total Financials		2,457,078
Industrials - 1.7%
Pitney Bowes, Inc.
5.75% due 09/15/17[1]	500,000	534,556
Union Pacific Corp.
5.75% due 11/15/17	250,000	299,734
5.70% due 08/15/18	100,000	121,363
Timken Co.
6.00% due 09/15/14	300,000	320,570
Ryder System, Inc.
3.60% due 03/01/16	10,000	10,498
Total Industrials		1,286,721
Utilities - 1.3%
PPL Montana LLC
8.90% due 07/02/20	821,759	927,815
TECO Finance, Inc.
4.00% due 03/15/16	25,000	26,730
Total Utilities		954,545
Energy - 1.1%
Sunoco, Inc.
4.88% due 10/15/14	376,000	396,867
Regency Energy Partners
9.38% due 06/01/16	291,881	313,042
Ras Laffan Liquefied Natural Gas Company Ltd. III
5.50% due 09/30/14[2,3]	150,000	161,475
Total Energy		871,384
Information Technology - 0.9%
BMC Software, Inc.
7.25% due 06/01/18	560,000	660,686
Consumer Staples - 0.8%
Safeway, Inc.
5.00% due 08/15/19	600,000	645,530
Materials - 0.5%
Alcoa, Inc.
5.87% due 02/23/22	355,000	382,920
Health Care - 0.2%
Pharmacia Corp.
6.50% due 12/01/18	124,000	158,976
Johnson & Johnson
5.15% due 07/15/18	25,000	30,337
Total Health Care		189,313
TELECOMMUNICATION SERVICES - 0.2%
Vodafone Group plc
5.63% due 02/27/17	124,000	145,508
Total Corporate Bonds
(Cost $7,158,180)		7,593,685
SECURITIES LENDING COLLATERAL††,4 - 5.0%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16% due 01/02/13	2,309,628	2,309,628
RBS Securities, Inc.
issued 12/31/12 at 0.20% due 01/02/13	1,465,872	1,465,872
Total Securities Lending Collateral
(Cost $3,775,500)		3,775,500
Total Investments - 111.6%
(Cost $80,516,504)		$84,996,664
Other Assets & Liabilities, net - (11.6)%		(8,811,693)
Total Net Assets - 100.0%		$76,184,971

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 9.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,542,417 (cost $1,326,357), or 2.0% of total net assets.
[4]	Securities lending collateral — See Note 9.

[5]	Variable rate security. Rate indicated is rate effective at December 31, 2012.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CLERMONT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value — including $3,715,199 of securities loaned
(cost $80,516,504)	$84,996,664
Cash	56,643
Receivables:
Dividends	177,823
Interest	108,775
Total assets	85,339,905
Liabilities:
Payable for:
Securities purchased	5,034,925
Payable upon return of securities loaned	3,775,500
Fund shares redeemed	131,906
Management fees	53,340
Transfer agent and administrative fees	14,817
Investor service fees	14,817
Portfolio accounting fees	5,926
Miscellaneous	123,703
Total liabilities	9,154,934
Net assets	$76,184,971
Net assets consist of:
Paid in capital	$72,264,756
Undistributed net investment income	1,301,755
Accumulated net realized loss on investments	(1,861,700)
Net unrealized appreciation on investments	4,480,160
Net assets	$76,184,971
Capital shares outstanding	3,014,018
Net asset value per share	$25.28

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$2,019,731
Interest	456,441
Income from securities lending, net	6,169
Total investment income	2,482,341

Expenses:
Management fees	684,363
Transfer agent and administrative fees	190,101
Investor service fees	190,101
Portfolio accounting fees	76,039
Professional fees	73,341
Custodian fees	15,704
Trustees’ fees*	7,186
Miscellaneous	72,303
Total expenses	1,309,138
Net investment income	1,173,203

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,446,808
Net realized gain	5,446,808
Net change in unrealized appreciation (depreciation) on:
Investments	1,111,898
Net change in unrealized appreciation
(depreciation)	1,111,898
Net realized and unrealized gain	6,558,706
Net increase in net assets resulting from operations	$7,731,909

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CLERMONT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,173,203	$1,162,733
Net realized gain on investments	5,446,808	2,237,390
Net change in unrealized appreciation (depreciation) on investments	1,111,898	(4,135,929)
Net increase (decrease) in net assets resulting from operations	7,731,909	(735,806)

Distributions to shareholders from:
Net investment income	(1,203,713)	(1,375,700)
Total distributions to shareholders	(1,203,713)	(1,375,700)

Capital share transactions:
Proceeds from sale of shares	20,118,272	31,171,764
Distributions reinvested	1,203,713	1,375,700
Cost of shares redeemed	(27,249,917)	(28,899,474)
Net increase (decrease) from capital share transactions	(5,927,932)	3,647,990
Net increase in net assets	600,264	1,536,484

Net assets:
Beginning of year	75,584,707	74,048,223
End of year	$76,184,971	$75,584,707
Undistributed net investment income at end of year	$1,301,755	$1,147,422

Capital share activity:
Shares sold	808,363	1,302,885
Shares issued from reinvestment of distributions	48,596	59,374
Shares redeemed	(1,100,577)	(1,230,385)
Net increase (decrease) in shares	(243,618)	131,874

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CLERMONT FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$23.20	$23.69	$21.73	$18.09	$26.79
Income (loss) from investment operations:
Net investment income[a]	.38	.36	.44	.47	.51
Net gain (loss) on investments (realized and unrealized)	2.11	(.43)	1.94	3.61	(8.60)
Total from investment operations	2.49	(.07)	2.38	4.08	(8.09)
Less distributions from:
Net investment income	(.41)	(.42)	(.42)	(.44)	(.25)
Net realized gains	—	—	—	—	(.36)
Total distributions	(.41)	(.42)	(.42)	(.44)	(.61)
Net asset value, end of period	$25.28	$23.20	$23.69	$21.73	$18.09

Total Return[b]	10.79%	(0.28%)	10.99%	22.58%	(30.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,185	$75,585	$74,048	$66,803	$47,259
Ratios to average net assets:
Net investment income	1.54%	1.50%	1.97%	2.41%	2.19%
Total expenses[c]	1.72%	1.75%	1.71%	1.70%	1.66%
Portfolio turnover rate	46%	28%	68%	128%	149%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

SELECT ALLOCATION FUND

OBJECTIVE: Seeks to provide total return, consisting of capital growth and income.

Select Allocation Fund returned 12.42% for the one-year period ended December 31, 2012, compared with its blended benchmark, 75% S&P 500® Index and 25% Barclay’s U.S. Credit Index, which gained 14.43%. Investment returns generally were strong for the year, with many of the major equity indices finishing the year with double-digit returns and bonds having stable performance.

Select Allocation came into the year underweight developed international market holdings and maintained a light stance with the ongoing European debt issues and potential problems within European periphery countries, although many of them rallied strongly in the fourth quarter, bringing their returns up to the levels of the U.S. market. With the increasing concerns, increasing volatility, and decreasing growth expectations for international securities, the Fund decreased ownership in emerging markets, striving to maintain a level exposure to volatility relative to a diversified benchmark. The beneficiary of the reduction was U.S. large caps, an area that did well as investors sought the safety of U.S. Treasury bonds and large U.S. companies during much of the year.

In aggregate, commodity markets were flat in 2012. Gold made its high in February then proceeded to trade sideways for the year. The Fund’s small position in precious metals at year end was to hedge a potential bad result from the Congressional discussions concerning the fiscal cliff. The Fund’s allocation toward lower credit quality bonds was a significant contributor to its good performance. In a world of low interest rates, being a little longer duration and lower credit quality was a sweet spot in the fixed income markets during 2012. Looking forward, the Fund has reduced the duration of its bond holdings, as the potential for higher rates increases.

The Fund’s stock market outlook remains cautiously optimistic. The positives include very favorable liquidity conditions, reasonable valuations, an improving housing sector, and low investor expectations. Negatives, however, include continued debt issues at home and abroad, but more directly the slowing corporate earnings picture. The Fund is focusing on high-quality stocks and looking to increase international holdings as valuations are very attractive in many developed and emerging markets. It is also being selective about increasing exposure to commodities and commodity producers. The Fund is looking to use dividends and other options to generate income in place of our bond holdings.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 10, 2006

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	13.4%
iShares Core S&P 500 ETF	8.4%
SPDR S&P MidCap 400 ETF Trust	6.5%
Vanguard Total Stock Market ETF	3.7%
Vanguard Large-Capital ETF	3.4%
iShares MSCI Emerging Markets Index Fund	3.0%
Powershares QQQ Trust Series 1	2.8%
iShares Russell 2000 Index Fund	2.7%
SPDR Dow Jones Industrial Average ETF Trust	2.7%
Nordstrom, Inc.	2.6%
Top Ten Total	49.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(11/10/06)
Select Allocation Fund	12.42%	-0.76%	2.14%
S&P 500 Index	16.00%	1.66%	2.73%
Synthetic Balanced Benchmark†	14.43%	3.43%	4.05%

†	Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays U.S. Credit Index.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Credit Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2012
SELECT ALLOCATION FUND

	Shares	Value
COMMON STOCKS† - 1.2%
ENERGY - 1.0%
Exxon Mobil Corp.	3,700	$320,235
FINANCIALS - 0.2%
Berkshire Hathaway, Inc. — Class B*	700	62,790
Total Common Stocks
(Cost $326,127)		383,025
EXCHANGE TRADED FUNDS† - 84.9%
United States of America - 69.3%
SPDR S&P 500 ETF Trust	30,200	4,304,103
iShares Core S&P 500 ETF	18,800	2,689,904
SPDR S&P MidCap 400 ETF Trust	11,200	2,079,952
Vanguard Total Stock Market ETF	16,300	1,194,627
Vanguard Large-Capital ETF	16,900	1,101,204
Powershares QQQ Trust Series 1	13,800	898,518
iShares Russell 2000 Index Fund[1]	10,400	876,616
SPDR Dow Jones Industrial Average ETF Trust	6,600	863,940
iShares Russell Midcap Index Fund	6,500	735,150
iShares High Dividend Equity Fund	11,900	699,601
Vanguard Growth ETF	8,500	605,285
iShares Barclays Credit Bond Fund	5,100	577,116
Vanguard Small-Capital ETF	6,600	533,940
Energy Select Sector SPDR Fund	7,300	521,512
iShares Russell 1000 Growth Index Fund	7,300	478,077
iShares Morningstar Large Value Index Fund	7,400	477,078
SPDR S&P Biotech ETF[1]	5,100	448,341
Technology Select Sector SPDR Fund	14,700	425,565
Vanguard Mid-Capital ETF	4,700	387,186
RevenueShares Large Capital ETF	13,600	366,112
Vanguard Value ETF	5,800	341,040
Vanguard Extended Market ETF	4,700	284,350
SPDR Barclays High Yield Bond ETF	5,100	207,570
SPDR S&P Dividend ETF	2,900	168,664
iShares Dow Jones Select Dividend Index Fund	2,900	165,996
iShares Core S&P Mid-Capital ETF	1,400	142,380
PowerShares DB Gold Fund*	2,200	126,170
PowerShares DB Precious Metals Fund*	2,200	125,598
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	1,600	111,264
Industrial Select Sector SPDR Fund	2,900	109,910
SPDR S&P Oil & Gas Equipment & Services ETF[1]	2,200	76,164
PowerShares DB Commodity Index Tracking Fund*	1,400	38,892
PowerShares KBW Regional Banking Portfolio[1]	1,400	38,290
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	300	31,029
SPDR Barclays Short Term High Yield Bond ETF	1,000	30,550
SPDR Barclays Short Term Corporate Bond ETF	300	9,216
Total United States of America		22,270,910
Emerging Markets - 5.4%
iShares MSCI Emerging Markets Index Fund	21,800	966,830
SPDR S&P BRIC 40 ETF[1]	15,800	385,520
Vanguard MSCI Emerging Markets ETF	7,100	316,163
EGShares Emerging Markets Domestic Demand ETF	2,900	64,003
Total Emerging Markets		1,732,516
Global - 4.1%
iShares iBoxx $ High Yield Corporate Bond Fund[1]	6,600	616,110
iShares S&P Global Energy Sector Index Fund	6,400	244,800
iShares S&P Global Materials Sector Index Fund	3,800	237,310
iShares MSCI EAFE Index Fund	1,400	79,548
Market Vectors Gold Miners ETF	1,500	69,585
Vanguard FTSE All-World ex-US ETF	1,400	64,050
Total Global		1,311,403
Asian Pacific Region ex Japan - 3.8%
iShares MSCI Pacific ex-Japan Index Fund	16,700	787,238
iShares MSCI All Country Asia ex Japan Index Fund[1]	7,300	441,796
Total Asian Pacific Region ex Japan		1,229,034
Latin American Region - 1.3%
iShares S&P Latin America 40 Index Fund	9,800	429,632
Canada - 1.0%
iShares MSCI Canada Index Fund	11,300	320,920
Total Exchange Traded Funds
(Cost $24,659,044)		27,294,415
SHORT TERM INVESTMENTS†† - 2.1%
First American Treasury Obligations Fund	673,468	673,468
Total Short Term Investments
(Cost $673,468)		673,468
	Face
	Amount
CORPORATE BONDS†† - 11.8%
Materials - 3.0%
Alcoa, Inc.
5.87% due 02/23/22	$626,000	675,235
6.75% due 07/15/18	257,000	293,601
Total Materials		968,836
Consumer Discretionary - 2.6%
Nordstrom, Inc.
7.00% due 01/15/38	593,000	839,995

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
SELECT ALLOCATION FUND

	Face
	Amount	Value
Financials - 2.3%
Mutual of Omaha Insurance Co.
6.80% due 06/15/36[2,3]	$460,000	$540,004
Farmers Insurance Exchange
6.00% due 08/01/14[2,3]	190,000	201,342
Total Financials		741,346
Information Technology - 1.9%
Corning, Inc.
7.25% due 08/15/36	270,000	343,817
BMC Software, Inc.
7.25% due 06/01/18	240,000	283,151
Total Information Technology		626,968
Industrials - 0.6%
Union Pacific Corp.
5.75% due 11/15/17	115,000	137,877
5.70% due 08/15/18	10,000	12,136
Pitney Bowes, Inc.
5.75% due 09/15/17[1]	50,000	53,456
Ryder System, Inc.
3.60% due 03/01/16	2,000	2,100
Total Industrials		205,569
Consumer Staples - 0.5%
Safeway, Inc.
5.00% due 08/15/19	142,000	152,775
Energy - 0.4%
Ras Laffan Liquefied Natural Gas
Company Ltd. III
5.50% due 09/30/14[2,3]	60,000	64,590
Regency Energy Partners
9.38% due 06/01/16	50,000	53,625
Total Energy		118,215
Health Care - 0.3%
Pharmacia Corp.
6.50% due 12/01/18	56,000	71,795
Johnson & Johnson
5.15% due 07/15/18	10,000	12,135
Total Health Care		83,930
TELECOMMUNICATION SERVICES - 0.2%
Vodafone Group plc
5.63% due 02/27/17	56,000	65,713
Total Corporate Bonds
(Cost $2,901,516)		3,803,347
SECURITIES LENDING COLLATERAL††,4 - 4.6%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	902,494	902,494
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	572,794	572,794
Total Securities Lending Collateral
(Cost $1,475,288)		1,475,288
Total Investments - 104.6%
(Cost $30,035,443)		$33,629,543
Other Assets & Liabilities, net - (4.6)%		(1,464,929)
Total Net Assets - 100.0%		$32,164,614

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 9.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $805,936 (cost $670,035), or 2.5% of total net assets.
[4]	Securities lending collateral — See Note 9.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SELECT ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $1,461,148 of securities loaned
(cost $30,035,443)	$33,629,543
Cash	59,377
Receivables:
Dividends	66,106
Interest	63,635
Total assets	33,818,661
Liabilities:
Payable for:
Payable upon return of securities loaned	1,475,288
Fund shares redeemed	82,027
Management fees	23,123
Transfer agent and administrative fees	6,423
Investor service fees	6,423
Portfolio accounting fees	2,569
Miscellaneous	58,194
Total liabilities	1,654,047
Net assets	$32,164,614
Net assets consist of:
Paid in capital	$36,664,293
Undistributed net investment income	388,782
Accumulated net realized loss on investments	(8,482,561)
Net unrealized appreciation on investments	3,594,100
Net assets	$32,164,614
Capital shares outstanding	1,283,007
Net asset value per share	$25.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends	$696,451
Interest	273,063
Income from securities lending, net	2,379
Total investment income	971,893

Expenses:
Management fees	304,844
Transfer agent and administrative fees	84,679
Investor service fees	84,679
Portfolio accounting fees	33,871
Professional fees	32,183
Custodian fees	6,846
Trustees’ fees*	3,342
Miscellaneous	32,666
Total expenses	583,110
Net investment income	388,783

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,599,312
Net realized gain	1,599,312
Net change in unrealized appreciation
(depreciation) on:
Investments	1,955,531
Net change in unrealized appreciation
(depreciation)	1,955,531
Net realized and unrealized gain	3,554,843
Net increase in net assets resulting from operations	$3,943,626

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SELECT ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$388,783	$372,697
Net realized gain on investments	1,599,312	1,442,660
Net change in unrealized appreciation (depreciation) on investments	1,955,531	(3,338,934)
Net increase (decrease) in net assets resulting from operations	3,943,626	(1,523,577)

Distributions to shareholders from:
Net investment income	(370,966)	(549,241)
Total distributions to shareholders	(370,966)	(549,241)

Capital share transactions:
Proceeds from sale of shares	5,033,478	6,808,365
Distributions reinvested	370,966	549,241
Cost of shares redeemed	(11,738,381)	(12,386,422)
Net decrease from capital share transactions	(6,333,937)	(5,028,816)
Net decrease in net assets	(2,761,277)	(7,101,634)

Net assets:
Beginning of year	34,925,891	42,027,525
End of year	$32,164,614	$34,925,891
Undistributed net investment income at end of year	$388,782	$327,428

Capital share activity:
Shares sold	206,887	291,061
Shares issued from reinvestment of distributions	15,260	24,324
Shares redeemed	(487,108)	(524,001)
Net decrease in shares	(264,961)	(208,616)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SELECT ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$22.56	$23.93	$21.39	$16.11	$28.98
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.28	.31	.32
Net gain (loss) on investments (realized and unrealized)	2.51	(1.25)	2.66	5.45	(12.56)
Total from investment operations	2.79	(1.02)	2.94	5.76	(12.24)
Less distributions from:
Net investment income	(.28)	(.35)	(.40)	(.48)	(.31)
Net realized gains	—	—	—	—	(.32)
Total distributions	(.28)	(.35)	(.40)	(.48)	(.63)
Net asset value, end of period	$25.07	$22.56	$23.93	$21.39	$16.11

Total Return[b]	12.42%	(4.21%)	13.75%	35.79%	(42.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,165	$34,926	$42,028	$43,542	$43,391
Ratios to average net assets:
Net investment income	1.15%	0.97%	1.31%	1.70%	1.32%
Total expenses[c]	1.72%	1.75%	1.70%	1.71%	1.66%
Portfolio turnover rate	28%	35%	61%	131%	120%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the CLS AdvisorOne Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Each Fund invests primarily in Exchange Traded Funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”.

CLS Investments, LLC serves as investment sub-advisor (the “Sub-Advisor”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sales price.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

2. Financial Instruments

The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.

GI pays the Sub-Advisor out of the advisory fees it receives. In addition, GI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

The Board approved the use of a Distribution Plan for which RDL and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2012, this plan was not utilized.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Amerigo Fund	$132,174,119	$14,440,201	$—	$146,614,320
Clermont Fund	67,486,771	17,509,893	—	84,996,664
Select Allocation Fund	27,677,440	5,952,103	—	33,629,543

For the year ended December 31, 2012, there were no transfers between levels.

5. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

the GUGGENHEIM FUNDS annual report | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Amerigo Fund	$6,086,910
Clermont Fund	3,561,511
Select Allocation Fund	1,575,975

The tax character of distributions paid during 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Amerigo Fund	$2	$7,691,847	$7,691,849
Clermont Fund	1,203,713	—	1,203,713
Select Allocation Fund	370,966	—	370,966

The tax character of distributions paid during 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Amerigo Fund	$—	$—	$—
Clermont Fund	1,375,700	—	1,375,700
Select Allocation Fund	549,241	—	549,241

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward[1]
Amerigo Fund	$37,853	$—	$13,495,648	$(32,824,547)
Clermont Fund	1,173,202	1,683,593	4,559,146	(3,495,726)
Select Allocation Fund	388,782	—	3,537,819	(8,426,280)

Capital loss carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned capital loss carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2016	2017	Carryforward
Amerigo Fund	$(13,375,207)	$(19,449,340)	$(32,824,547)
Clermont Fund	(494,537)	(3,001,189)	(3,495,726)
Select Allocation Fund	(3,457,219)	(4,969,061)	(8,426,280)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales and partnership income and expenses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

32 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Loss
Amerigo Fund	$49,736	$541,617	$(591,353)
Clermont Fund	—	184,843	(184,843)
Select Allocation Fund	—	43,537	(43,537)

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
Amerigo Fund	$133,118,672	$14,939,659	$(1,444,011)	$13,495,648
Clermont Fund	80,437,518	5,159,637	(600,491)	4,559,146
Select Allocation Fund	30,091,724	3,826,040	(288,221)	3,537,819

6. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Amerigo Fund	$26,700,757	$56,416,228
Clermont Fund	34,558,424	40,829,718
Select Allocation Fund	9,432,018	16,124,734

7. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended December 31, 2012 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment	Realized
Fund	Security	12/31/11	Additions	Reductions	12/31/12	12/31/12	Income	Gain
Amerigo Fund	Exchange Traded Fund:
Barclays ETN+long C Leveraged
	ETN Linked to S&P 500	$845,964	$—	$101,731	$940,408	5,600	$—	$4,963

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement at December 31, 2012.

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
Amerigo Fund	$76,784
Clermont Fund	92,945
Select Allocation Fund	24,389

the GUGGENHEIM FUNDS annual report | 33

NOTES TO FINANCIAL STATEMENTS (continued)

9. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury, U.S. Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2012, the following Funds participated in securities lending and received cash collateral in the form of repurchase agreements:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Amerigo Fund	$13,375,390	$13,441,875
Clermont Fund	3,715,199	3,775,500
Select Allocation Fund	1,461,148	1,475,288

The following represents a breakdown of the collateral for the repurchase agreements as of December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

34 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (concluded)

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

11. Subsequent Event

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

the GUGGENHEIM FUNDS annual report | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the Amerigo Fund, Clermont Fund and Select Allocation Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

36 | the GUGGENHEIM FUNDS annual report

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Board Considerations in Approving the Interim Sub-Advisory Agreement

CLS Investments, LLC (“CLS”) serves as investment sub-advisor to the Amerigo Fund, Clermont Fund, and Select Allocation Fund of the Rydex Variable Trust (the “Funds”), pursuant to the investment sub-advisory agreement between CLS and Security Investors, LLC dated March 1, 2012 (the “Agreement”). Patrick Clarke, a majority stakeholder of CLS died November 10, 2012. Because Mr. Clarke had a controlling interest in CLS, pursuant to the Investment Company Act of 1940, Mr. Clarke’s death resulted in the automatic termination of the Agreement pursuant to which CLS provides sub-advisory services to the Funds. At an in-person meeting held November 19, 2012, the Board of Trustees of the Rydex Variable Trust (the “Board”), including a separate majority of the independent trustees, approved an interim investment sub-advisory agreement (the “Interim Agreement”), pursuant to which CLS will continue to provide sub-advisory services to the Funds under the same terms as the terminated Agreement. The Interim Agreement will terminate upon the sooner to occur of (i) April 9, 2013 or (ii) the approval by the Board of a successor investment sub-advisory agreement between CLS and Security Investors, LLC. In approving the Interim Agreement, the Board considered such information as it deemed appropriate, examined the terms of the Interim Agreement, which are substantially identical to the terminated Agreement, with the exception of the effective date and term, and determined that there would be no significant differences between the scope of services to be provided by the Adviser under the Interim Agreement and the scope of services provided by the Adviser under the terminated Agreement. The Board also considered CLS’s representations to management of the Funds that CLS would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past.

the GUGGENHEIM FUNDS annual report | 37

OTHER INFORMATION (Unaudited) (concluded)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Clermont Fund	100.00%
Select Allocation Fund	100.00%

With respect to the taxable year ended December 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Amerigo
Fund
From long-term capital gains, subject to the 15% rate gains category:	$7,691,847

38 | the GUGGENHEIM FUNDS annual report

INFORMATION on board of trustees and officers (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

the GUGGENHEIM FUNDS annual report | 39

INFORMATION on board of trustees and officers (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

40 | the GUGGENHEIM FUNDS annual report

INFORMATION on board of trustees and officers (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC
Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)
Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC
Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)
Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC
Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital
Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)
Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC
Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/ka/ PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

the GUGGENHEIM FUNDS annual report | 41

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

42 | The Guggenheim Funds annual REPORT

GUGGENHEIM INVESTMENTS PRIVACY Policies (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

The Guggenheim Funds annual REPORT | 43

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GUGGENHEIM ALTERNATIVES FUNDS

GUGGENHEIM U.S. LONG SHORT MOMENTUM FUND

GUGGENHEIM GLOBAL MANAGED FUTURES STRATEGY FUND

(Formerly Managed Futures Strategy Fund)

GUGGENHEIM MULTI-HEDGE STRATEGIES FUND

RYDEX SPECIALTY FUND

RYDEX COMMODITIES STRATEGY FUND

RVALTS-ANN-2-1212x1213

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

the GUGGENHEIM FUNDS annual report | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds that are part of Rydex Variable Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– U.S. Long Short Momentum Fund

– Global Managed Futures Fund (formerly, Managed Futures Fund)

– Multi-Hedge Strategies Fund

– Commodities Strategy Fund

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors. • A Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • A Fund’s use of short selling involves increased risk and costs. A Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses • A Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • A Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • A Fund may invest in securities of foreign companies directly or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded in U.S. markets. • A Fund is subject to the risk that the advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. • It is possible that the stocks a Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to a Fund. • A fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. • See the prospectus for more information on these and additional risks.

The U.S. Long Short Momentum Fund may not be suitable for all investors. • The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and additional risks.

2 | the GUGGENHEIM FUNDS annual report

Economic and Market Overview	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index *, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

the GUGGENHEIM FUNDS annual report | 3

Economic and Market Overview (concluded)	December 31, 2012

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

Standard & Poor’s Diversified Trends Indicator® (“S&P DTI”) is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures. S&P Indices also offers financials-only and commodities-only subsets of the S&P DTI, providing a flexible way to tailor exposure to these respective asset classes.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Merger Arbitrage Index is designed to measure merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies currently engaged in a corporate transaction. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

HFRX Equity Market Neutral Index is designed to measure equity market neutral strategies which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. Equity market neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

4 | the GUGGENHEIM FUNDS annual report

about shareholders’ fund expenses (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

the GUGGENHEIM FUNDS annual report | 5

about shareholders’ fund expenses (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
U.S. Long Short Momentum Fund	2.00%	1.46%	$1,000.00	$1,014.60	$10.13
Global Managed Futures Strategy Fund	1.90%	(1.63%)	1,000.00	983.70	9.47
Multi-Hedge Strategies Fund	1.56%	1.26%	1,000.00	1,012.60	7.89
Commodities Strategy Fund	1.56%	7.58%	1,000.00	1,075.80	8.14

Table 2. Based on hypothetical 5% return (before expenses)
U.S. Long Short Momentum Fund	2.00%	5.00%	$1,000.00	$1,015.08	$10.13
Global Managed Futures Strategy Fund	1.90%	5.00%	1,000.00	1,015.58	9.63
Multi-Hedge Strategies Fund	1.56%	5.00%	1,000.00	1,017.29	7.91
Commodities Strategy Fund	1.56%	5.00%	1,000.00	1,017.29	7.91

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which include dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the U.S. Long Short Momentum Fund and the Multi-Hedge Strategies Fund would be 1.71% and 1.15% respectively.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

6 | the GUGGENHEIM FUNDS annual report

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the GUGGENHEIM FUNDS annual report | 7

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

U.S. LONG SHORT MOMENTUM FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2012, the Fund returned 4.43% compared with its benchmark, the Russell 3000® Index, which ended the year up 16.42%. The performance differential for the Fund can be attributed to three major sources of relative returns: core momentum strategy, defensive hedge and transaction costs/fees.

Momentum strategy had a difficult start to 2012, as market leadership rotated quickly from defensive sectors such as Utilities to the more aggressive Information Technology and Financials sectors. Our core momentum model lagged the broad equity market by -2.0% in January alone. Our model performed in line for much of the remainder of the year except August, when it trailed equities by -1.8%. The market pull-back during the spring and early summer months led to a resumption of more defensive portfolio positions in the fund. These were punished in August as the market rallied in response to Mario Draghi’s promise to do whatever is necessary to preserve the Euro. For the year, the core momentum model trailed the Russell 3000 index by -3.9%. During this period, the Fund had positive performance from the long-term (12-month) momentum model, which helped to offset losses from the short-term (3-month) model.

The defensive hedging model served to dampen fund volatility again in 2012, leading to fund volatility of 10.5%, versus 12.2% for the core momentum model and 13.6% for the Russell 3000 index. Hedging in the face of strong equity market performance detracts from performance relative to a long only benchmark. In 2012 the total impact of market and individual security hedges was -5.7%.

For the year, transaction costs, which are estimated at 105 bps, were relatively low given the turnover level of the momentum strategy, which approximated 290% per side in 2012. Combined with management fees, these operational costs reduced Fund performance by -2.8% versus the Russell 3000 Index benchmark.

Within the core momentum model, large overweight positions in the Biotechnology and Household Durables industries contributed positively to benchmark relative return, with the two industry allocations generating alpha of 2.0% and 1.2%, respectively. The three biggest detractors from fund performance were overweight positions in the Electric Utilities, Healthcare Technology, and Multi-Utilities industries. These allocations cost the fund -1.0%, -0.9%, and -0.9% of relative return, respectively.

Derivatives in the Fund are used for various purposes, including hedging.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Long Holdings (% of Total Net Assets)
NVR, Inc.	0.8%
Tempur-Pedic International, Inc.	0.8%
United Continental Holdings, Inc.	0.8%
Rackspace Hosting, Inc.	0.8%
Equinix, Inc.	0.8%
Harman International Industries, Inc.	0.7%
Mohawk Industries, Inc.	0.7%
Owens Corning	0.7%
IAC/InterActiveCorp	0.7%
DR Horton, Inc.	0.7%
Top Ten Total	7.5%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

8 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
	1 Year	5 Year	10 Year
U.S. Long Short Momentum Fund	4.43%	-3.92%	6.23%
Russell 3000 Index	16.42%	2.04%	7.68%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 9

SCHEDULE OF INVESTMENTS	December 31, 2012
U.S. Long Short Momentum Fund

	Shares	Value

COMMON STOCKS† - 56.8%

Consumer Discretionary - 15.4%
NVR, Inc.*,1	337	$310,041
Tempur-Pedic International, Inc.*,1	9,474	298,336
Harman International Industries, Inc.[1]	6,470	288,821
Mohawk Industries, Inc.*,1	3,190	288,599
DR Horton, Inc.[1]	14,441	285,643
Toll Brothers, Inc.*,1	8,722	281,982
Lennar Corp. — Class A1,2	7,197	278,308
Cablevision Systems Corp. — Class A1	18,511	276,554
Washington Post Co. — Class B1	746	272,447
Thor Industries, Inc.[1]	7,236	270,844
Leggett & Platt, Inc.[1]	9,895	269,342
Jarden Corp.[1]	5,193	268,478
Whirlpool Corp.[1]	2,623	266,890
Newell Rubbermaid, Inc.[1]	11,959	266,327
Genuine Parts Co.[1]	4,171	265,192
DreamWorks Animation SKG,
Inc. — Class A*,1	15,733	260,696
Cinemark Holdings, Inc.[1]	10,028	260,527
Tesla Motors, Inc.*,1	7,629	258,394
Tupperware Brands Corp.[1]	3,980	255,118
John Wiley & Sons, Inc. — Class A1	6,518	253,746
Hasbro, Inc.	4,914	176,413
PulteGroup, Inc.*,1	7,986	145,026
Clear Channel Outdoor
Holdings, Inc. — Class A1	12,011	84,317
General Motors Co.*,1	1,062	30,617
Thomson Reuters Corp.	407	11,827
Total Consumer Discretionary		5,924,485
Health Care - 12.4%
Agilent Technologies, Inc.	6,878	281,585
LifePoint Hospitals, Inc.*,1	7,360	277,840
Vertex Pharmaceuticals, Inc.*,1	6,622	277,726
United Therapeutics Corp.*,1	5,156	275,433
BioMarin Pharmaceutical, Inc.*,1	5,466	269,200
Alexion Pharmaceuticals, Inc.*,1	2,855	267,828
Gilead Sciences, Inc.*,1	3,602	264,567
Onyx Pharmaceuticals, Inc.*,1	3,460	261,334
Covance, Inc.*,1	4,522	261,236
Myriad Genetics, Inc.*,1	9,585	261,191
Biogen Idec, Inc.*,1	1,766	259,019
Amgen, Inc.[1]	2,998	258,787
Celgene Corp.*,1	3,251	255,919
Regeneron Pharmaceuticals, Inc.*,1	1,436	245,657
Medivation, Inc.*,1	4,794	245,261
Incyte Corp.*,1,2	14,575	242,091
Ariad Pharmaceuticals, Inc.*,1	11,564	221,798
Health Net, Inc.*,1	8,886	215,930
Community Health Systems, Inc.[1]	2,907	89,361
Bio-Rad Laboratories, Inc. — Class A*	454	47,693
Total Health Care		4,779,456
Information Technology - 9.5%
Rackspace Hosting, Inc.*,1	3,959	294,035
Equinix, Inc.*,1	1,407	290,123
IAC/InterActiveCorp[1]	6,055	286,402
VeriSign, Inc.*,1	7,183	278,844
Akamai Technologies, Inc.*,1	6,803	278,311
LinkedIn Corp. — Class A*,1	2,410	276,716
Google, Inc. — Class A*	387	274,526
Yahoo!, Inc.*,1	13,651	271,655
SAIC, Inc.[1]	23,402	264,910
eBay, Inc.*,1	5,149	262,702
Broadridge Financial Solutions, Inc.[1]	11,157	255,272
AOL, Inc.[1]	8,300	245,763
Facebook, Inc. — Class A*	9,055	241,135
Booz Allen Hamilton Holding Corp.[1]	11,218	156,155
Total Information Technology		3,676,549
Industrials - 7.1%
United Continental Holdings, Inc.*,1	12,705	297,042
Owens Corning*,1	7,762	287,115
Armstrong World Industries, Inc.[1]	5,579	283,023
Masco Corp.[1]	16,760	279,222
Southwest Airlines Co.[1]	26,940	275,866
Fortune Brands Home & Security, Inc.*,1	9,274	270,986
Lennox International, Inc.[1]	5,159	270,951
L-3 Communications Holdings, Inc.[1]	3,438	263,420
Harsco Corp.	9,263	217,681
Copa Holdings S.A. — Class A1	1,236	122,920
Delta Air Lines, Inc.*,1	9,492	112,670
Engility Holdings, Inc.*	3,358	64,675
Total Industrials		2,745,571
Financials - 5.8%
St. Joe Co.*,1,2	12,268	283,145
Forest City Enterprises, Inc. — Class A*,1	17,173	277,344
CBRE Group, Inc. — Class A*	13,714	272,909
Jones Lang LaSalle, Inc.	3,216	269,951
Howard Hughes Corp.*,1	3,657	267,034
SLM Corp.[1]	15,417	264,093
Ares Capital Corp.[1]	15,079	263,883
Hanover Insurance Group, Inc.[1]	4,423	171,347
Alexander & Baldwin, Inc.*,1	2,859	83,969
American National Insurance Co.[1]	1,224	83,587
Total Financials		2,237,262
Materials - 5.3%
Scotts Miracle-Gro Co. — Class A1	6,336	279,101
Ashland, Inc.	3,463	278,460
Martin Marietta Materials, Inc.[1,2]	2,921	275,392
Cabot Corp.[1]	6,822	271,447
RPM International, Inc.[1]	9,139	268,321
Huntsman Corp.[1]	16,065	255,434
Intrepid Potash, Inc.[1]	11,851	252,308
Vulcan Materials Co.[1]	3,457	179,937
Total Materials		2,060,400

10 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
U.S. Long Short Momentum Fund

	Shares	Value

Telecommunication Services - 1.3%
Telephone & Data Systems, Inc.[1]	11,784	$260,898
SBA Communications Corp. — Class A*,1	2,358	167,465
United States Cellular Corp.*,1	2,425	85,457
Total Telecommunication Services		513,820
Total Common Stocks
(Cost $20,814,196)		21,937,543
	Face
	Amount
REPURCHASE AGREEMENT††,3 - 32.8%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$12,691,594	12,691,594
Total Repurchase Agreement
(Cost $12,691,594)		12,691,594
SECURITIES LENDING COLLATERAL††,4 - 0.6%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	143,325	143,325
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	90,965	90,965
Total Securities Lending Collateral
(Cost $234,290)		234,290
Total Long Investments - 90.2%
(Cost $33,740,080)		$34,863,427
	Shares
COMMON STOCKS SOLD SHORT† - (29.9)%
Industrials - (0.8)%
Expeditors International of
Washington, Inc.	763	(30,177)
United Parcel Service, Inc. — Class B	1,798	(132,567)
FedEx Corp.	1,464	(134,277)
Total Industrials		(297,021)
Consumer Staples - (0.9)%
Avon Products, Inc.	1,040	(14,934)
Herbalife Ltd.	2,911	(95,888)
Nu Skin Enterprises, Inc. — Class A	2,956	(109,520)
Estee Lauder Companies, Inc. — Class A	2,205	(131,992)
Total Consumer Staples		(352,334)
Financials - (2.5)%
American Tower Corp. — Class A	1,210	(93,497)
Boston Properties, Inc.	920	(97,345)
Regions Financial Corp.	13,830	(98,470)
General Growth Properties, Inc.	6,540	(129,819)
AvalonBay Communities, Inc.	990	(134,234)
Simon Property Group, Inc.	850	(134,377)
Equity Residential	2,400	(136,008)
Public Storage	940	(136,262)
Total Financials		(960,012)
Consumer Discretionary - (2.8)%
Dollar General Corp.*	100	(4,409)
TJX Companies, Inc.	1,480	(62,826)
JC Penney Company, Inc.	3,888	(76,632)
DeVry, Inc.	4,976	(118,080)
Service Corporation International	9,164	(126,555)
H&R Block, Inc.	7,183	(133,388)
Weight Watchers International, Inc.	2,556	(133,832)
Michael Kors Holdings Ltd.*	2,660	(135,740)
Apollo Group, Inc. — Class A*	6,540	(136,817)
Fossil, Inc.*	1,496	(139,277)
Total Consumer Discretionary		(1,067,556)
Health Care - (3.5)%
Warner Chilcott plc — Class A	2,627	(31,629)
Endo Health Solutions, Inc.*	1,740	(45,710)
Allscripts Healthcare Solutions, Inc.*	11,769	(110,864)
Merck & Company, Inc.	2,979	(121,960)
Watson Pharmaceuticals, Inc.*	1,500	(129,000)
Salix Pharmaceuticals Ltd.*	3,188	(129,050)
Mylan, Inc.*	4,730	(129,980)
Eli Lilly & Co.	2,644	(130,402)
Pfizer, Inc.	5,215	(130,792)
Cerner Corp.*	1,689	(131,134)
Bristol-Myers Squibb Co.	4,039	(131,632)
Abbott Laboratories	2,028	(132,834)
Total Health Care		(1,354,987)
Energy - (3.6)%
Helmerich & Payne, Inc.	560	(31,366)
Schlumberger Ltd.	1,840	(127,494)
Exxon Mobil Corp.	1,500	(129,825)
Diamond Offshore Drilling, Inc.	1,930	(131,163)
National Oilwell Varco, Inc.	1,952	(133,419)
Patterson-UTI Energy, Inc.	7,260	(135,253)
FMC Technologies, Inc.*	3,158	(135,257)
Cameron International Corp.*	2,410	(136,069)
Halliburton Co.	3,940	(136,679)
Oil States International, Inc.*	1,930	(138,072)
Dresser-Rand Group, Inc.*	2,490	(139,788)
Total Energy		(1,374,385)
Materials - (4.2)%
Cliffs Natural Resources, Inc.	1,624	(62,621)
Allegheny Technologies, Inc.	2,970	(90,169)
Compass Minerals International, Inc.	1,710	(127,754)
Allied Nevada Gold Corp.*	4,283	(129,047)
Southern Copper Corp.	3,450	(130,617)
Walter Energy, Inc.	3,646	(130,818)
Royal Gold, Inc.	1,628	(132,373)
Tahoe Resources, Inc.*	7,322	(134,139)
Alcoa, Inc.	15,460	(134,193)
Newmont Mining Corp.	2,938	(136,440)
Nucor Corp.	3,250	(140,335)
Carpenter Technology Corp.	2,730	(140,951)
Freeport-McMoRan Copper & Gold, Inc.	4,135	(141,418)
Total Materials		(1,630,875)

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
U.S. Long Short Momentum Fund

	Shares	Value

Information Technology - (11.6)%
NetSuite, Inc.*	90	$(6,057)
Marvell Technology Group Ltd.	1,495	(10,854)
VMware, Inc. — Class A*	160	(15,062)
Rovi Corp.*	1,434	(22,127)
Texas Instruments, Inc.	2,481	(76,762)
Teradyne, Inc.*	4,993	(84,332)
Dell, Inc.	9,563	(96,873)
Micron Technology, Inc.*	16,414	(104,229)
Skyworks Solutions, Inc.*	5,934	(120,460)
Avago Technologies Ltd.	3,846	(121,764)
SolarWinds, Inc.*	2,410	(126,405)
QUALCOMM, Inc.	2,070	(128,381)
Broadcom Corp. — Class A	3,899	(129,486)
Zynga, Inc. — Class A*	54,648	(129,516)
Microsoft Corp.	4,919	(131,485)
NetApp, Inc.*	3,951	(132,556)
Lam Research Corp.*	3,675	(132,778)
LSI Corp.*	18,797	(133,083)
Symantec Corp.*	7,080	(133,175)
Apple, Inc.	250	(133,258)
Hewlett-Packard Co.	9,358	(133,352)
EMC Corp.*	5,297	(134,014)
Cree, Inc.*	3,953	(134,323)
Advanced Micro Devices, Inc.*	56,011	(134,426)
SanDisk Corp.*	3,092	(134,688)
NCR Corp.*	5,336	(135,960)
Intel Corp.	6,599	(136,137)
F5 Networks, Inc.*	1,410	(136,982)
Oracle Corp.	4,132	(137,678)
Fusion-io, Inc.*	6,051	(138,749)
Citrix Systems, Inc.*	2,120	(139,390)
Salesforce.com, Inc.*	836	(140,532)
Red Hat, Inc.*	2,680	(141,933)
Acme Packet, Inc.*	6,512	(144,045)
Western Digital Corp.	3,450	(146,591)
Freescale Semiconductor Ltd.*	14,068	(154,889)
Atmel Corp.*	24,094	(157,816)
Informatica Corp.*	5,250	(159,179)
Total Information Technology		(4,509,327)
Total Common Stock Sold Short
(Proceeds $11,511,201)		(11,546,497)
Total Securities Sold Short- (29.9)%
(Proceeds $11,511,201)		$(11,546,497)
Other Assets & Liabilities, net - 39.7%		15,339,012
Total Net Assets - 100.0%		$38,655,942

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as short security collateral at December 31, 2012.
[2]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[3]	Repurchase Agreement — See Note 5.
[4]	Securities lending collateral — See Note 10.

plc — Public Limited Company

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

U.S. Long Short Momentum Fund

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $229,593
of securities loaned
(cost $20,814,196)	$21,937,543
Repurchase agreements, at value
(cost $12,925,884)	12,925,884
Total investments
(cost $33,740,080)	34,863,427
Segregated cash with broker	11,231,788
Cash	2,405
Receivables:
Fund shares sold	4,466,102
Dividends	5,881
Interest	830
Total assets	50,570,433
Liabilities:
Securities sold short, at value
(proceeds $11,511,201)	11,546,497
Payable for:
Payable upon return of securities loaned	234,290
Management fees	24,486
Transfer agent and administrative fees	6,802
Investor service fees	6,802
Fund shares redeemed	3,079
Portfolio accounting fees	2,720
Miscellaneous	89,815
Total liabilities	11,914,491
Net assets	$38,655,942
Net assets consist of:
Paid in capital	$55,571,209
Undistributed net investment income	6,752
Accumulated net realized loss on investments	(18,010,070)
Net unrealized appreciation on investments	1,088,051
Net assets	$38,655,942
Capital shares outstanding	3,094,351
Net asset value per share	$12.49

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$715,354
Interest	6,747
Income from securities lending, net	1,832
Total investment income	723,933

Expenses:
Management fees	349,215
Transfer agent and administrative fees	97,004
Investor service fees	97,004
Portfolio accounting fees	38,801
Professional fees	36,490
Short sales dividend expense	39,215
Prime broker interest expense	14,166
Custodian fees	7,500
Trustees’ fees*	3,932
Miscellaneous	40,174
Total expenses	723,501
Net investment income	432

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,031,886
Futures contracts	(658,732)
Securities sold short	(241,429)
Net realized gain	2,131,725
Net change in unrealized appreciation
(depreciation) on:
Investments	(284,460)
Securities sold short	(35,296)
Futures contracts	168
Net change in unrealized appreciation
(depreciation)	(319,588)
Net realized and unrealized gain	1,812,137
Net increase in net assets resulting
from operations	$1,812,569

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 13

U.S. Long Short Momentum Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$432	$(121,374)
Net realized gain on investments	2,131,725	2,276,094
Net change in unrealized appreciation (depreciation) on investments	(319,588)	(4,791,950)
Net increase (decrease) in net assets resulting from operations	1,812,569	(2,637,230)

Capital share transactions:
Proceeds from sale of shares	11,318,780	8,286,523
Cost of shares redeemed	(14,512,612)	(21,654,946)
Net decrease from capital share transactions	(3,193,832)	(13,368,423)
Net decrease in net assets	(1,381,263)	(16,005,653)

Net assets:
Beginning of year	40,037,205	56,042,858
End of year	$38,655,942	$40,037,205
Undistributed/(Accumulated) net investment income/(loss) at end of year	$6,752	$(16,062)

Capital share activity:
Shares sold	913,674	645,364
Shares redeemed	(1,166,202)	(1,676,673)
Net decrease in shares	(252,528)	(1,031,309)

14 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

U.S. Long Short Momentum Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$11.96	$12.80	$11.51	$9.05	$15.33
Income (loss) from investment operations:
Net investment income (loss)[a]	— [d]	(.03)	(.05)	(.03)	.01
Net gain (loss) on investments (realized and unrealized)	.53	(.81)	1.34	2.50	(6.25)
Total from investment operations	.53	(.84)	1.29	2.47	(6.24)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	—	—	—	—	(.04)
Total distributions	—	—	—	(.01)	(.04)
Net asset value, end of period	$12.49	$11.96	$12.80	$11.51	$9.05

Total Return[b]	4.43%	(6.56%)	11.21%	27.29%	(40.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,656	$40,037	$56,043	$68,347	$72,439
Ratios to average net assets:
Net investment income (loss)	0.00%[e]	(0.26%)	(0.47%)	(0.33%)	0.05%
Total expenses[c]	1.86%	1.76%	1.72%	1.71%	1.67%
Portfolio turnover rate	203%	167%	314%	379%	463%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[c]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense, related to short sales, operating expense ratios for the years ended December 31 would be:

2012	2011	2010	2009	2008
1.73%	1.76%	1.71%	1.71%	1.67%

[d]	Net investment income is less than $0.01 per share.

[e]	Less than 0.01%.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 15

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

Global MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2012, the Fund returned -11.20%, compared with a return of -11.21% for its benchmark, the Standard & Poor’s Diversified Trends Indicator® (S&P DTI). The Fund also underperformed the 0.11% return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

For the year as a whole, the leading positive contributors to Fund performance were coffee, reformulated gasoline blendstock for oxygen blending (Gasoline RBOB) and heating oil. Copper, soybeans and gold contributed negatively to the Fund’s performance. Most of the negative contribution for the year came from commodities.

Derivatives in the Fund are used to help provide desired index exposure in the most efficient manner, as well as to provide liquidity.

In August 2012, the Fund’s Board of Trustees approved a change in investment strategy, which took effect October 29, 2012. The change involved investing 100% of the Fund’s assets in a proprietary managed futures strategy. The proprietary strategy offers more broadly based access to the futures markets, expanding the opportunity set to include both domestic and internationally traded futures and adding additional asset classes, such as equities and short-term interest rates.

The proprietary strategy made a positive contribution to the Fund’s performance for the year.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

16 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
		Since
		Inception
	1 Year	(11/07/08)
Global Managed Futures Strategy Fund	-11.20%	-7.43%
S&P DTI	-11.21%	-7.08%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%	0.61%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P DTI and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012
global managed futures strategy fund

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 42.9%
Federal Home Loan Bank[1]
0.05% due 01/02/13	$1,000,000	$1,000,000
Federal Farm Credit Bank[1]
0.11% due 01/07/13	1,000,000	999,997
Farmer Mac[1]
0.07% due 01/03/13	1,000,000	999,996
Fannie Mae[2]
0.08% due 01/11/13	1,000,000	999,978
Total Federal Agency Discount Notes
(Cost $3,999,954)		3,999,971
REPURCHASE AGREEMENTS††,3 - 47.4%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	1,104,882	1,104,882
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,104,882	1,104,882
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,104,882	1,104,882
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,104,881	1,104,881
Total Repurchase Agreements
(Cost $4,419,527)		4,419,527
Total Investments - 90.3%
(Cost $8,419,481)		$8,419,498
Other Assets & Liabilities, net - 9.7%		899,569
Total Net Assets - 100.0%		$9,319,067

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Nikkei 225 Index
Futures Contracts††
(Aggregate Value of
Contracts $361,952)	3	$29,478
March 2013 FTSE/JSE Top 40 Index
Futures Contracts††
(Aggregate Value of
Contracts $422,397)	10	11,532
March 2013 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $489,470)	4	11,291
January 2013 Amsterdam Index
Futures Contracts††
(Aggregate Value of
Contracts $184,559)	2	3,127
January 2013 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $296,676)	2	3,079
March 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $169,280)	2	2,951
January 2013 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $147,040)	3	2,673
January 2013 H-Shares Index
Futures Contracts††
(Aggregate Value of
Contracts $149,830)	2	2,286
March 2013 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $96,849)	1	962
March 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $101,750)	1	808
March 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $142,175)	2	(295)
March 2013 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $53,125)	1	(308)
March 2013 Dow Jones Industrial Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $130,400)	2	(1,393)
(Total Aggregate Value
of Contracts $2,745,503)		$66,191
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2013 3 Month Euro Euribor
Futures Contracts††
(Aggregate Value of
Contracts $5,710,596)	17	$112,710
March 2013 Euro - Schatz
Futures Contracts††
(Aggregate Value of
Contracts $3,250,432)	22	35,323
March 2013 Euro - Bobl
Futures Contracts††
(Aggregate Value of
Contracts $1,679,884)	10	4,363
March 2013 Euro - Bund
Futures Contracts††
(Aggregate Value of
Contracts $956,918)	5	4,121

18 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
global managed futures strategy fund

		Unrealized
	Contracts	Gain (Loss)

June 2013 3 Month Eurodollar
Futures Contracts
(Aggregate Value of
Contracts $6,229,687)	25	$571
March 2013 U.S. Treasury 2 Year Note
Futures Contracts
(Aggregate Value of
Contracts $3,746,906)	17	(25)
June 2013 3 Month Sterling
Futures Contracts††
(Aggregate Value of
Contracts $5,455,066)	27	(57)
March 2013 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $1,862,578)	15	(5,048)
March 2013 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $1,191,375)	9	(7,646)
March 2013 Long Gilt
Futures Contracts††
(Aggregate Value of
Contracts $962,704)	5	(8,354)
March 2013 U.S. Treasury 30 Year Bond
Futures Contracts
(Aggregate Value of
Contracts $734,531)	5	(13,249)
March 2013 Japanese Government 10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $3,303,476)	2	(33,284)
March 2013 Australian Government 10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $1,744,195)	14	(48,348)
(Total Aggregate Value of
Contracts $36,828,348)		$41,077
COMMODITY FUTURES CONTRACTS PURCHASED†
February 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $232,126)	2	$9,197
February 2013 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $268,480)	8	(6,469)
March 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $211,350)	3	(9,225)
March 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $174,938)	5	(10,615)
March 2013 Wheat
Futures Contracts
(Aggregate Value of
Contracts $155,800)	4	(22,346)
(Total Aggregate Value
of Contracts $1,042,694)		$(39,458)
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2013 British Pound
Futures Contracts
(Aggregate Value of
Contracts $1,015,313)	10	$(2,022)
March 2013 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $1,810,800)	18	(12,704)
March 2013 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $1,860,660)	18	(27,367)
(Total Aggregate Value
of Contracts $4,686,773)		$(42,093)
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $1,730,250)	12	$80,594
COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2013 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $594,000)	11	$52,376
February 2013 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $154,575)	3	4,602
February 2013 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $102,210)	1	3,987
March 2013 Silver
Futures Contracts
(Aggregate Value of
Contracts $151,825)	1	(991)
March 2013 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $110,030)	1	(2,855)

See Notes to Financial Statements.	The Guggenheim Funds annual REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
global managed futures strategy fund

		Unrealized
	Contracts	Loss

February 2013 Heating Oil
Futures Contracts
(Aggregate Value of
Contracts $127,462)	1	$(3,265)
February 2013 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $187,750)	2	(3,953)
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $700,672)	32	(4,338)
February 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $183,440)	2	(8,961)
March 2013 Copper
Futures Contracts
(Aggregate Value of
Contracts $182,400)	2	(9,888)
February 2013 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $529,700)	10	(15,255)
March 2013 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $867,100)	23	(53,660)
(Total Aggregate Value of
Contracts $3,891,164)		$(42,201)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

20 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

global managed futures strategy fund

consolidated STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $3,999,954)	$3,999,971
Repurchase agreements, at value
(cost $4,419,527)	4,419,527
Total investments
(cost $8,419,481)	8,419,498
Segregated cash with broker	802,642
Receivables:
Variation margin	125,956
Other	28,036
Total assets	9,376,132
Liabilities:
Overdraft due to custodian bank	299
Due to broker	23,699
Payable for:
Management fees	6,626
Transfer agent and administrative fees	1,841
Investor service fees	1,841
Fund shares redeemed	1,428
Portfolio accounting fees	736
Miscellaneous	20,595
Total liabilities	57,065
Net assets	$9,319,067
Net assets consist of:
Paid in capital	$10,366,977
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,111,985)
Net unrealized appreciation on investments	64,075
Net assets	$9,319,067
Capital shares outstanding	513,311
Net asset value per share	$18.15

consolidated STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$13,502
Total investment income	13,502

Expenses:
Management fees	116,215
Transfer agent and administrative fees	30,502
Investor service fees	30,502
Portfolio accounting fees	12,201
Licensing fees	33,203
Professional fees	12,030
Custodian fees	2,432
Trustees’ fees*	1,652
Miscellaneous	11,436
Total expenses	250,173
Less:
Expenses waived by Advisor	(6,408)
Net expenses	243,765
Net investment loss	(230,263)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(1,256,737)
Foreign currency	(675)
Net realized loss	(1,257,412)
Net change in unrealized appreciation (depreciation) on:
Investments	17
Futures contracts	(44,332)
Foreign currency	(52)
Net change in unrealized appreciation (depreciation)	(44,367)
Net realized and unrealized loss	(1,301,779)
Net decrease in net assets resulting from operations	$(1,532,042)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 21

global managed futures strategy fund

consolidated STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(230,263)	$(323,213)
Net realized loss on investments	(1,257,412)	(513,060)
Net change in unrealized appreciation (depreciation) on investments	(44,367)	(618,126)
Net decrease in net assets resulting from operations	(1,532,042)	(1,454,399)

Capital share transactions:
Proceeds from sale of shares	5,183,917	11,007,071
Cost of shares redeemed	(8,863,140)	(10,655,298)
Net increase (decrease) from capital share transactions	(3,679,223)	351,773
Net decrease in net assets	(5,211,265)	(1,102,626)

Net assets:
Beginning of year	14,530,332	15,632,958
End of year	$9,319,067	$14,530,332
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	271,589	498,365
Shares redeemed	(469,012)	(486,344)
Net increase (decrease) in shares	(197,423)	12,021

22 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

global managed futures strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012[a]	2011[a]	2010[a]	2009[a]	2008[a,b]
Per Share Data
Net asset value, beginning of period	$20.44	$22.37	$23.19	$24.10	$25.00
Income (loss) from investment operations:
Net investment loss[c]	(.36)	(.46)	(.43)	(.49)	(.08)
Net loss on investments (realized and unrealized)	(1.93)	(1.47)	(.39)	(.42)	(.82)
Total from investment operations	(2.29)	(1.93)	(.82)	(.91)	(.90)
Net asset value, end of period	$18.15	$20.44	$22.37	$23.19	$24.10

Total Return[d]	(11.20%)	(8.63%)	(3.54%)	(3.78%)	(3.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,319	$14,530	$15,633	$28,633	$6,413
Ratios to average net assets:
Net investment loss	(1.89%)	(2.10%)	(1.96%)	(2.08%)	(2.09%)
Total expenses	2.05%	2.26%	2.19%	2.32%	2.21%
Net expenses[e]	2.00%	2.15%	2.09%	2.20%	2.21%
Portfolio turnover rate	—	—	—	—	—

[a]	Consolidated.
[b]	Since commencement of operations: November 7, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment loss per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Net expense information reflects the expense ratios after expense waivers.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 23

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

2012 was the third full calendar year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The risk-adjusted results for 2012 were good for a third year, as the Fund generated a 2.23% return with only 2.5% annualized risk, for a Sharpe ratio* approximating 0.8. In addition to generating a strong Sharpe ratio, the Fund generated a correlation** of 9% to the S&P 500® Index and -1% to the Barclays U.S. Aggregate Bond Index over the course of the year. While a strong year for equities, the S&P 500 did have three negative return calendar months. The Fund generated positive returns in two of these three months, illustrating its diversification benefits. Similarly, the Fund has generated positive returns in seven of the 14 negative equity return calendar months since the Fund objective change in September 2009.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as its benchmark, which was up 3.58% for the year. In contrast to the diversification benefits provided by Multi-Hedge Strategies, the HFRX Global Hedge Fund Index had a correlation of 75% to the S&P 500. In spite of the equity return contribution to HFRX Global Hedge Fund performance, the Multi-Hedge Strategies Fund has outperformed this index by more than 1000 bps (3.4% annualized), net of fees, since the Fund changed its investment objective.

All five of the hedge fund styles (global macro, long/short equity, equity market neutral, merger arbitrage, and fixed income strategies) employed by the Fund contributed positive returns to the Fund once again this year.

Merger Arbitrage strategy contributed the most to gross return, 1.1%, as the model continued to generate attractive risk-adjusted returns. Our strategy realized a return of 2.1% with 1.2% annualized volatility, better than the 0.9% gain with 2.9% annualized risk reported for the HFRX Merger Arbitrage Index.

Global Macro strategy contributed the second most, adding 0.9% to gross Fund return. The Volatility Arbitrage model had a very strong year, offsetting losses in both the Managed Futures Trend and Managed Futures Relative Value models. The difficulty experienced by these models was consistent with observations for other funds employing managed futures strategies.

Equity Market Neutral strategy contributed 0.6% to gross Fund return. The Closed End Fund Arbitrage model performed very well during the year. The increased exposure we took to this strategy in the fourth quarter of 2011 enhanced the benefit to fund performance. Our Equity Market Neutral model detracted -0.2% from fund returns by generating a -0.7% return for the year. While disappointing, it significantly outperformed the -4.7% loss posted by the HFRX Equity Market Neutral Index.

Long/Short Equity strategy contributed 0.5% to gross Fund return. The industry rotation and size models contributed 0.3% and 0.4%, respectively, while the country rotation model detracted -0.2% from fund performance. For the past two calendar years, small caps underperformed large caps. Prior to 2011 this would have led to negative performance from our size model; however, enhancements made in 2011 allowed us to profit once again from shifting trends in the relative performance of stocks in different market capitalization categories. In the fourth quarter of 2012, changes were introduced to the Industry Rotation model that increase its equity bias, aligning it more closely to other long/short equity managers.

Fixed Income strategy contributed 0.5% to gross Fund return. The addition of the Credit Spread model in the fourth quarter of 2011 explained the entirety of this result.

Derivatives in the Fund are used for various purposes, including hedging, producing income and for speculation.

Performance displayed represents past performance which is no guarantee of future results.

*	Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.
**	Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

24 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

MULTI-HEDGE STRATEGIES FUND

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 29, 2005

Ten Largest Long Holdings (% of Total Net Assets)
Coventry Health Care, Inc.	2.1%
Warnaco Group, Inc.	1.9%
Jefferies Group, Inc.	1.8%
Robbins & Myers, Inc.	1.8%
PSS World Medical, Inc.	1.6%
Shaw Group, Inc.	1.2%
Ralcorp Holdings, Inc.	1.2%
Kayak Software Corp.	1.0%
Cascade Corp.	1.0%
Cymer, Inc.	1.0%
Top Ten Total	14.6%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(11/29/05)
Multi-Hedge Strategies Fund	2.23%	-2.48%	-0.22%
HFRX Global Hedge Fund Index	3.58%	-2.89%	-0.03%
S&P 500 Index	16.00%	1.66%	3.98%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012
multi-hedge strategies fund

	Shares	Value

COMMON STOCKS† - 53.0%

Financials - 11.8%
Jefferies Group, Inc.[1]	22,233	$412,867
NYSE Euronext	5,909	186,370
Hudson City Bancorp, Inc.[1]	16,319	132,673
Alterra Capital Holdings Ltd.	4,676	131,816
SeaBright Holdings, Inc.[1]	10,044	111,188
Knight Capital Group, Inc. — Class A*	31,093	109,136
Epoch Holding Corp.	3,871	108,001
Citizens Republic Bancorp, Inc.*,1	5,678	107,712
State Street Corp.[1]	1,240	58,292
American Capital Ltd.*,1	4,733	56,796
Torchmark Corp.[1]	1,084	56,010
MFA Financial, Inc.[1]	6,883	55,820
Allied World Assurance Company
Holdings AG1	680	53,584
CNA Financial Corp.[1]	1,885	52,799
American Capital Agency Corp.[1]	1,807	52,295
Huntington Bancshares, Inc.[1]	8,166	52,181
Assurant, Inc.[1]	1,493	51,807
Hospitality Properties Trust[1]	2,192	51,336
BB&T Corp.[1]	1,674	48,730
Hatteras Financial Corp.[1]	1,897	47,065
BOK Financial Corp.[1]	843	45,910
Allstate Corp.[1]	1,054	42,339
American International Group, Inc.*,1	1,108	39,112
Bank of America Corp.[1]	3,228	37,445
Arch Capital Group Ltd.*,1	849	37,373
Axis Capital Holdings Ltd.[1]	1,006	34,848
Discover Financial Services[1]	831	32,035
Howard Hughes Corp.*,1	436	31,837
Douglas Emmett, Inc.[1]	1,349	31,432
PNC Financial Services Group, Inc.[1]	524	30,554
Washington Federal, Inc.[1]	1,722	29,050
Protective Life Corp.[1]	975	27,866
JPMorgan Chase & Co.[1]	632	27,789
Macerich Co.[1]	476	27,751
Alliance Financial Corp.[1]	625	27,194
Invesco Ltd.[1]	975	25,438
MetLife, Inc.[1]	765	25,199
Synovus Financial Corp.[1]	9,870	24,182
Regions Financial Corp.[1]	2,596	18,484
SunTrust Banks, Inc.[1]	542	15,366
Ares Capital Corp.[1]	762	13,335
SLM Corp.[1]	767	13,139
Ameriprise Financial, Inc.[1]	205	12,839
American Realty Capital Trust, Inc.	936	10,811
Assured Guaranty Ltd.[1]	464	6,603
Capitol Federal Financial, Inc.[1]	433	5,062
American Tower Corp. — Class A1	54	4,173
Simon Property Group, Inc.[1]	24	3,794
Alexander & Baldwin, Inc.*,1	125	3,671
American National Insurance Co.[1]	50	3,415
Ventas, Inc.[1]	18	1,165
Everest Re Group Ltd.	6	660
Validus Holdings Ltd.	3	104
Total Financials		2,626,453
Industrials - 9.1%
Robbins & Myers, Inc.[1]	6,817	405,272
Shaw Group, Inc.*,[1]	5,969	278,216
Cascade Corp.[1]	3,358	215,919
GeoEye, Inc.*,1	6,781	208,381
Timken Co.[1]	1,433	68,540
Southwest Airlines Co.[1]	5,617	57,518
Northrop Grumman Corp.[1]	843	56,970
Terex Corp.*,1	1,965	55,236
Carlisle Companies, Inc.[1]	825	48,477
Trinity Industries, Inc.[1]	1,325	47,462
Regal-Beloit Corp.[1]	650	45,806
Raytheon Co.[1]	765	44,033
Republic Services, Inc. — Class A1	1,319	38,687
KAR Auction Services, Inc.[1]	1,897	38,395
Ingersoll-Rand plc[1]	795	38,128
Union Pacific Corp.[1]	281	35,328
FedEx Corp.[1]	380	34,853
Cintas Corp.[1]	837	34,233
L-3 Communications Holdings, Inc.[1]	426	32,640
Armstrong World Industries, Inc.[1]	639	32,417
Lincoln Electric Holdings, Inc.[1]	632	30,766
GATX Corp.[1]	656	28,406
AGCO Corp.*,1	488	23,971
Copa Holdings S.A. — Class A1	213	21,183
Con-way, Inc.[1]	602	16,748
Owens Corning*,1	390	14,426
Kansas City Southern[1]	163	13,607
Fortune Brands Home & Security, Inc.*,1	461	13,470
Equifax, Inc.[1]	223	12,069
Delta Air Lines, Inc.*,1	885	10,505
Hertz Global Holdings, Inc.*,1	561	9,127
Kennametal, Inc.[1]	96	3,840
Hubbell, Inc. — Class B1	42	3,554
General Electric Co.[1]	169	3,547
WESCO International, Inc.*	8	539
Eaton Corporation plc	1	54
Total Industrials		2,022,323
Consumer Discretionary - 7.8%
Warnaco Group, Inc.*,1	5,999	429,349
Kayak Software Corp.*	5,467	217,149
Arbitron, Inc.	3,408	159,085
Jarden Corp.[1]	1,315	67,985
Comcast Corp. — Class A1	1,518	56,742
Focus Media Holding Ltd. ADR	2,136	54,852
Foot Locker, Inc.[1]	1,698	54,539
Ameristar Casinos, Inc.	2,064	54,159
Macy’s, Inc.[1]	1,379	53,809
Liberty Media Corporation - Liberty
Capital — Class A*,1	428	49,652
Wyndham Worldwide Corp.[1]	897	47,729

26 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

Time Warner Cable, Inc.[1]	424	$41,209
O’Reilly Automotive, Inc.*,1	422	37,736
Dillard’s, Inc. — Class A1	434	36,356
Thor Industries, Inc.[1]	964	36,082
Service Corporation International[1]	2,473	34,152
Advance Auto Parts, Inc.[1]	446	32,268
Newell Rubbermaid, Inc.[1]	1,117	24,876
Brinker International, Inc.[1]	795	24,637
Whirlpool Corp.[1]	224	22,792
Harman International Industries, Inc.[1]	510	22,766
Madison Square Garden Co. —
Class A*,1	440	19,514
Time Warner, Inc.[1]	404	19,323
DR Horton, Inc.[1]	797	15,765
PulteGroup, Inc.*,1	788	14,310
Mohawk Industries, Inc.*,1	154	13,932
Lennar Corp. — Class A1	354	13,689
Toll Brothers, Inc.*,1	418	13,514
Leggett & Platt, Inc.[1]	486	13,229
Cinemark Holdings, Inc.[1]	494	12,834
Genuine Parts Co.[1]	189	12,017
John Wiley & Sons, Inc. — Class A1	302	11,757
Expedia, Inc.[1]	150	9,218
Staples, Inc.[1]	653	7,444
Goodyear Tire & Rubber Co.*,1	482	6,656
Carter’s, Inc.*,1	102	5,676
Tempur-Pedic International, Inc.*,1	126	3,968
General Motors Co.*,1	43	1,240
Liberty Interactive Corp. — Class A*,1	48	945
Harley-Davidson, Inc.[1]	15	733
Total Consumer Discretionary		1,753,688
Health Care - 7.0%
Coventry Health Care, Inc.[1]	10,596	475,018
PSS World Medical, Inc.*,1	12,538	362,098
Sunrise Senior Living, Inc.*,1	11,351	163,228
LifePoint Hospitals, Inc.*,1	1,652	62,363
Amgen, Inc.[1]	649	56,021
Cooper Companies, Inc.[1]	584	54,009
Biogen Idec, Inc.*,1	327	47,961
Merck & Company, Inc.[1]	980	40,121
Agilent Technologies, Inc.[1]	946	38,729
Medtronic, Inc.[1]	711	29,165
Pfizer, Inc.[1]	1,100	27,588
YM Biosciences, Inc.*	9,303	26,700
United Therapeutics Corp.*,1	461	24,627
Perrigo Co.[1]	201	20,910
Alexion Pharmaceuticals, Inc.*,1	188	17,636
McKesson Corp.[1]	181	17,550
Gilead Sciences, Inc.*,1	204	14,984
Celgene Corp.*,1	170	13,382
Bio-Rad Laboratories, Inc. — Class A*,1	126	13,236
Onyx Pharmaceuticals, Inc.*,1	173	13,067
Vertex Pharmaceuticals, Inc.*,1	293	12,288
Myriad Genetics, Inc.*,1	430	11,718
Quest Diagnostics, Inc.[1]	121	7,050
Regeneron Pharmaceuticals, Inc.*,1	28	4,790
HCA Holdings, Inc.[1]	145	4,375
UnitedHealth Group, Inc.[1]	72	3,905
Community Health Systems, Inc.[1]	118	3,627
Covance, Inc.*,1	26	1,502
Cigna Corp.[1]	24	1,283
Omnicare, Inc.[1]	18	650
Medivation, Inc.*	9	460
Total Health Care		1,570,041
Information Technology - 6.5%
Cymer, Inc.*,1	2,380	215,223
TNS, Inc.*	5,217	108,149
Intermec, Inc.*	10,931	107,779
Retalix Ltd.*	3,605	107,286
IAC/InterActiveCorp[1]	1,346	63,667
Alliance Data Systems Corp.*,1	386	55,878
Fidelity National Information
Services, Inc.[1]	1,578	54,930
Symantec Corp.*,1	2,848	53,570
Activision Blizzard, Inc.[1]	4,498	47,769
Tech Data Corp.*,1	1,006	45,803
Western Digital Corp.[1]	1,066	45,294
Diebold, Inc.[1]	1,301	39,823
Cisco Systems, Inc.[1]	2,023	39,752
KLA-Tencor Corp.[1]	771	36,823
Intel Corp.[1]	1,773	36,578
FleetCor Technologies, Inc.*,1	656	35,194
QUALCOMM, Inc.[1]	554	34,359
Maxim Integrated Products, Inc.1	1,102	32,399
Brocade Communications Systems, Inc.*,1	5,859	31,228
NeuStar, Inc. — Class A*,1	699	29,309
Equinix, Inc.*,[1]	122	25,156
DST Systems, Inc.[1]	391	23,695
Booz Allen Hamilton Holding Corp.[1]	1,442	20,073
Applied Materials, Inc.[1]	1,349	15,433
Xilinx, Inc.[1]	428	15,365
Yahoo!, Inc.*,1	736	14,646
Akamai Technologies, Inc.*,1	352	14,400
eBay, Inc.*,1	271	13,826
Adobe Systems, Inc.*,1	355	13,376
Rackspace Hosting, Inc.*,1	165	12,255
Synopsys, Inc.*,1	343	10,921
Xerox Corp.[1]	1,578	10,762
Avago Technologies Ltd.[1]	332	10,511
AOL, Inc.[1]	338	10,008
Jabil Circuit, Inc.[1]	404	7,793
CA, Inc.[1]	289	6,352
VeriSign, Inc.*,1	131	5,085
Total Information Technology		1,450,470
Consumer Staples - 2.9%
Ralcorp Holdings, Inc.*	2,994	268,411
CVS Caremark Corp.[1]	1,168	56,473
Ingredion, Inc.[1]	873	56,247
Coca-Cola Enterprises, Inc.[1]	1,560	49,499
Smithfield Foods, Inc.*,1	2,276	49,093
JM Smucker Co.[1]	548	47,260
Mondelez International, Inc. — Class A1	1,518	38,663

See Notes to Financial Statements.	The Guggenheim Funds annual REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

Church & Dwight Company, Inc.[1]	452	$24,214
Nu Skin Enterprises, Inc. — Class A1	586	21,711
Constellation Brands, Inc. — Class A*,1	548	19,393
Archer-Daniels-Midland Co.[1]	620	16,982
Wal-Mart Stores, Inc.[1]	175	11,940
Total Consumer Staples		659,886
Utilities - 2.8%
CH Energy Group, Inc.[1]	2,587	168,723
Pinnacle West Capital Corp.[1]	1,114	56,792
DTE Energy Co.[1]	939	56,387
American Water Works Company, Inc.[1]	1,475	54,767
SCANA Corp.[1]	1,186	54,129
ONEOK, Inc.[1]	1,178	50,359
Ameren Corp.[1]	1,457	44,759
NextEra Energy, Inc.[1]	536	37,086
American Electric Power Company, Inc.[1]	867	37,004
PPL Corp.[1]	1,222	34,986
Wisconsin Energy Corp.[1]	415	15,293
Atmos Energy Corp.[1]	96	3,372
Westar Energy, Inc.[1]	78	2,232
Total Utilities		615,889
Materials - 2.5%
Reliance Steel & Aluminum Co.[1]	988	61,354
Rock-Tenn Co. — Class A1	867	60,612
Commercial Metals Co.[1]	4,047	60,138
Huntsman Corp.[1]	3,442	54,728
CF Industries Holdings, Inc.[1]	259	52,619
Westlake Chemical Corp.[1]	524	41,553
International Paper Co.[1]	915	36,453
Spartech Corp.*,1	3,450	31,292
Rockwood Holdings, Inc.[1]	620	30,666
LyondellBasell Industries N.V. — Class A1	536	30,600
Nucor Corp.[1]	494	21,331
Bemis Company, Inc.[1]	572	19,139
Vulcan Materials Co.[1]	274	14,262
RPM International, Inc.[1]	407	11,950
Cytec Industries, Inc.[1]	163	11,219
Steel Dynamics, Inc.[1]	566	7,771
Intrepid Potash, Inc.[1]	329	7,004
Domtar Corp.[1]	59	4,928
Carpenter Technology Corp.[1]	72	3,717
Cabot Corp.[1]	43	1,711
Total Materials		563,047
Energy - 1.8%
Tesoro Corp.[1]	1,325	58,366
ConocoPhillips[1]	970	56,250
Nexen, Inc.[1]	2,030	54,688
Chevron Corp.[1]	476	51,474
Valero Energy Corp.[1]	1,271	43,367
Unit Corp.*,1	807	36,356
Denbury Resources, Inc.*,1	1,752	28,382
Marathon Petroleum Corp.[1]	259	16,317
Patterson-UTI Energy, Inc.[1]	813	15,146
Helmerich & Payne, Inc.[1]	211	11,818
Oil States International, Inc.*,1	150	10,731
Concho Resources, Inc.*,1	126	10,151
HollyFrontier Corp.[1]	157	7,308
SandRidge Energy, Inc.*,1	1,096	6,960
Pioneer Natural Resources Co.[1]	30	3,198
Atwood Oceanics, Inc.*,1	18	824
Total Energy		411,336
Telecommunication Services - 0.8%
Sprint Nextel Corp.*,1	20,077	113,837
Verizon Communications, Inc.[1]	939	40,630
Telephone & Data Systems, Inc.[1]	551	12,199
SBA Communications Corp. — Class A*,1	132	9,375
United States Cellular Corp.*,1	102	3,594
CenturyLink, Inc.[1]	90	3,521
MetroPCS Communications, Inc.*,1	217	2,157
Total Telecommunication Services		185,313
Total Common Stocks
(Cost $10,916,834)		11,858,446
EXCHANGE TRADED FUNDS† - 1.6%
iShares MSCI Mexico Investable
Market Index Fund[1]	1,355	95,566
iShares MSCI United Kingdom
Index Fund[1]	3,586	64,333
iShares MSCI Australia Index Fund[1]	1,509	37,936
iShares MSCI Turkey Index Fund[1]	477	31,854
iShares MSCI South Africa Index Fund[1]	274	19,613
iShares MSCI Malaysia Index Fund[1]	1,181	17,869
iShares MSCI South Korea Index Fund[1]	277	17,551
iShares MSCI Singapore Index Fund[1]	1,281	17,537
iShares MSCI Sweden Index Fund[1]	523	15,795
Vanguard MSCI Emerging Markets ETF[1]	340	15,140
Total Exchange Traded Funds
(Cost $299,313)		333,194
CLOSED-END FUNDS† - 11.9%
Royce Value Trust, Inc.[1]	10,119	135,796
BlackRock Global Opportunities
Equity Trust[1]	10,173	134,284
Gabelli Dividend & Income Trust[1]	8,135	131,624
Eaton Vance Risk-Managed
Diversified Equity Income Fund[1]	12,461	129,968
BlackRock Enhanced Equity
Dividend Trust[1]	17,783	127,682
Eaton Vance Tax-Managed
Diversified Equity Income Fund[1]	13,579	127,235
Eaton Vance Enhanced Equity
Income Fund II1	11,901	124,246
India Fund, Inc.[1]	5,756	120,358
Liberty All Star Equity Fund[1]	23,113	110,249
BlackRock Credit Allocation
Income Trust IV1	7,511	103,126
Western Asset/Claymore Inflation-Linked
Opportunities & Income Fund[1,4]	7,798	102,934
AGIC Equity & Convertible Income Fund[1]	5,173	86,079

28 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

Adams Express Co.[1]	7,756	$82,136
Clough Global Opportunities Fund[1]	6,934	81,405
Eaton Vance Enhanced Equity
Income Fund[1]	7,419	79,087
Eaton Vance Tax-Managed Global
Diversified Equity Income Fund[1]	8,733	76,938
Zweig Total Return Fund, Inc.[1]	6,102	75,116
Eaton Vance Tax-Advantaged Global
Dividend Opportunities Fund[1]	3,718	74,695
General American Investors
Company, Inc.[1]	2,478	68,938
Western Asset/Claymore Inflation-
Linked Securities & Income Fund[1,4]	4,449	58,326
John Hancock Hedged Equity &
Income Fund[1]	3,424	52,250
Tri-Continental Corp.[1]	3,218	51,488
Zweig Fund, Inc.[1]	3,971	48,406
Royce Micro-Capital Trust, Inc.[1]	4,250	40,163
First Trust Enhanced Equity
Income Fund[1]	3,061	36,242
Eaton Vance Tax Managed Global
Buy Write Opportunities Fund[1]	3,346	35,769
Japan Smaller Capitalization Fund, Inc.[1]	4,843	34,870
Source Capital, Inc.[1]	636	33,212
Madison Covered Call & Equity
Strategy Fund[1]	4,267	32,515
GDL Fund[1]	2,720	31,062
Nuveen Tax-Advantaged Total
Return Strategy Fund[1]	2,909	30,574
AGIC Global Equity & Convertible
Income Fund[1]	2,057	27,749
Clough Global Allocation Fund[1]	1,939	26,564
Templeton Dragon Fund, Inc.[1]	910	25,880
Swiss Helvetia Fund, Inc.[1]	2,239	25,278
Lazard Global Total Return and
Income Fund, Inc.[1]	1,365	20,598
Gabelli Healthcare & WellnessRx Trust[1]	1,951	16,818
Royce Focus Trust, Inc.[1]	2,459	16,229
Liberty All Star Growth Fund, Inc.[1]	3,991	16,164
Madison Strategic Sector Premium Fund[1]	1,046	11,600
Ellsworth Fund Ltd.[1]	1,562	11,153
Bancroft Fund Ltd.[1]	630	10,345
Dividend and Income Fund[1]	289	3,910
Thai Fund, Inc.[1]	29	579
Total Closed-End Funds
(Cost $2,411,437)		2,669,640

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 8.9%
Freddie Mac[2]
0.15% due 02/11/13	$1,000,000	999,956
Fannie Mae[2]
0.15% due 02/21/13	1,000,000	999,944
Total Federal Agency Discount Notes
(Cost $1,999,617)		1,999,900

REPURCHASE AGREEMENTS††,3 - 13.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	760,207	760,207
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	760,206	760,206
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	760,206	760,206
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	760,206	760,206
Total Repurchase Agreements
(Cost $3,040,825)		3,040,825

	Contracts
OPTIONS PURCHASED† - 0.0%
Put options on:
Sprint Nextel Corp.
Expiring February 2013 with
strike price of $5.00	90	450
Total Options Purchased
(Cost $760)		450
Total Long Investments - 89.0%
(Cost $18,668,786)		$19,902,455

See Notes to Financial Statements.	The Guggenheim Funds annual REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

COMMON STOCKS SOLD SHORT† - (33.3)%
Telecommunication Services - (0.3)%
NII Holdings, Inc.*	1	$(7)
Clearwire Corp. — Class A*	3	(9)
Windstream Corp.	2,771	(22,944)
Level 3 Communications, Inc.*	1,428	(33,001)
Total Telecommunication Services		(55,961)
Energy - (1.6)%
Cameron International Corp.*	18	(1,016)
Cobalt International Energy, Inc.*	60	(1,474)
Cabot Oil & Gas Corp.	30	(1,492)
Exxon Mobil Corp.	19	(1,644)
Newfield Exploration Co.*	90	(2,410)
QEP Resources, Inc.	108	(3,269)
Equities Corp.	60	(3,539)
National Oilwell Varco, Inc.	91	(6,220)
Schlumberger Ltd.	208	(14,412)
Cimarex Energy Co.	259	(14,952)
Hess Corp.	337	(17,848)
Range Resources Corp.	343	(21,551)
SEACOR Holdings, Inc.	271	(22,710)
Ultra Petroleum Corp.*	1,283	(23,261)
CONSOL Energy, Inc.	765	(24,557)
Teekay Corp.	773	(24,813)
Southwestern Energy Co.*	801	(26,761)
Kosmos Energy Ltd.*	2,169	(26,787)
Alpha Natural Resources, Inc.*	2,807	(27,340)
Anadarko Petroleum Corp.	379	(28,163)
Dresser-Rand Group, Inc.*	506	(28,407)
FMC Technologies, Inc.*	826	(35,378)
Total Energy		(358,004)
Consumer Staples - (1.9)%
Herbalife Ltd.	139	(4,579)
Dr Pepper Snapple Group, Inc.	108	(4,771)
Estee Lauder Companies, Inc. —
Class A	112	(6,704)
Brown-Forman Corp. — Class B	117	(7,400)
Campbell Soup Co.	428	(14,933)
Colgate-Palmolive Co.	152	(15,890)
ConAgra Foods, Inc.	723	(21,329)
Dean Foods Co.*	1,392	(22,982)
Hormel Foods Corp.	753	(23,501)
Hershey Co.	343	(24,771)
Coca-Cola Co.	699	(25,339)
HJ Heinz Co.	458	(26,417)
PepsiCo, Inc.	392	(26,825)
Sysco Corp.	855	(27,069)
Mead Johnson Nutrition Co. — Class A	416	(27,410)
Avon Products, Inc.	1,916	(27,513)
Procter & Gamble Co.	410	(27,835)
Kellogg Co.	512	(28,595)
Kroger Co.	1,103	(28,700)
Flowers Foods, Inc.	1,325	(30,833)
Total Consumer Staples		(423,396)
Utilities - (2.0)%
Calpine Corp.*	1	(18)
UGI Corp.	114	(3,729)
Pepco Holdings, Inc.	464	(9,099)
TECO Energy, Inc.	1,145	(19,190)
CMS Energy Corp.	867	(21,137)
Exelon Corp.	735	(21,859)
Hawaiian Electric Industries, Inc.	892	(22,425)
PG&E Corp.	619	(24,871)
AGL Resources, Inc.	639	(25,541)
CenterPoint Energy, Inc.	1,361	(26,199)
National Fuel Gas Co.	524	(26,562)
Aqua America, Inc.	1,066	(27,098)
Alliant Energy Corp.	630	(27,663)
ITC Holdings Corp.	361	(27,765)
Questar Corp.	1,428	(28,217)
Northeast Utilities	723	(28,255)
Duke Energy Corp.	446	(28,455)
Dominion Resources, Inc.	558	(28,904)
MDU Resources Group, Inc.	1,378	(29,269)
AES Corp.	2,775	(29,693)
Total Utilities		(455,949)
Materials - (2.1)%
Cliffs Natural Resources, Inc.	56	(2,159)
MeadWestvaco Corp.	163	(5,195)
Royal Gold, Inc.	74	(6,017)
Walter Energy, Inc.	197	(7,068)
Martin Marietta Materials, Inc.	168	(15,839)
Tahoe Resources, Inc.*	970	(17,770)
Praxair, Inc.	187	(20,467)
Alcoa, Inc.	2,488	(21,596)
PolyOne Corp.	1,092	(22,299)
Southern Copper Corp.	621	(23,511)
Crown Holdings, Inc.*	675	(24,847)
Sigma-Aldrich Corp.	350	(25,753)
Compass Minerals International, Inc.	355	(26,522)
Ashland, Inc.	331	(26,616)
Allied Nevada Gold Corp.*	897	(27,027)
Ecolab, Inc.	392	(28,185)
Scotts Miracle-Gro Co. — Class A	643	(28,324)
Sealed Air Corp.	1,633	(28,594)
International Flavors & Fragrances, Inc.	434	(28,878)
Valspar Corp.	482	(30,077)
Owens-Illinois, Inc.*	1,440	(30,629)
Newmont Mining Corp.	701	(32,554)
Total Materials		(479,927)
Health Care - (2.8)%
Allscripts Healthcare Solutions, Inc.*	526	(4,955)
DENTSPLY International, Inc.	126	(4,991)
Ariad Pharmaceuticals, Inc.*	277	(5,313)
Varian Medical Systems, Inc.*	84	(5,900)
Salix Pharmaceuticals Ltd.*	159	(6,436)
Abbott Laboratories	99	(6,485)
Allergan, Inc.	71	(6,513)
Cerner Corp.*	84	(6,522)

30 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

Watson Pharmaceuticals, Inc.*	76	$(6,536)
Eli Lilly & Co.	133	(6,560)
Bristol-Myers Squibb Co.	202	(6,583)
CR Bard, Inc.	102	(9,969)
Humana, Inc.	151	(10,363)
Incyte Corp.*	871	(14,467)
Alere, Inc.*	783	(14,486)
BioMarin Pharmaceutical, Inc.*	305	(15,021)
Health Net, Inc.*	661	(16,062)
Endo Health Solutions, Inc.*	684	(17,969)
Illumina, Inc.*	404	(22,458)
Warner Chilcott plc — Class A	1,911	(23,008)
Edwards Lifesciences Corp.*	263	(23,715)
Hospira, Inc.*	813	(25,398)
Tenet Healthcare Corp.*	795	(25,814)
Johnson & Johnson	376	(26,358)
Techne Corp.	386	(26,379)
Teleflex, Inc.	398	(28,381)
Boston Scientific Corp.*	5,121	(29,343)
Bruker Corp.*	1,946	(29,715)
Aetna, Inc.	4,117	(190,617)
Total Health Care		(616,317)
Consumer Discretionary - (3.6)%
Hyatt Hotels Corp. — Class A*	60	(2,314)
Guess?, Inc.	102	(2,503)
Yum! Brands, Inc.	54	(3,586)
McDonald’s Corp.	42	(3,705)
Hasbro, Inc.	108	(3,877)
NIKE, Inc. — Class B	96	(4,954)
Chipotle Mexican Grill, Inc. — Class A*	18	(5,354)
Washington Post Co. — Class B	16	(5,843)
Weight Watchers International, Inc.	113	(5,917)
Apollo Group, Inc. — Class A*	286	(5,983)
Nordstrom, Inc.	126	(6,741)
Wynn Resorts Ltd.	60	(6,749)
Gentex Corp.	361	(6,794)
DeVry, Inc.	352	(8,353)
NVR, Inc.*	13	(11,960)
Cablevision Systems Corp. — Class A	837	(12,505)
DreamWorks Animation SKG,
Inc. — Class A*	755	(12,510)
International Game Technology	976	(13,830)
Tupperware Brands Corp.	237	(15,192)
Morningstar, Inc.	259	(16,273)
Starbucks Corp.	331	(17,748)
Fossil, Inc.*	213	(19,830)
Clear Channel Outdoor Holdings,
Inc. — Class A	2,874	(20,175)
Limited Brands, Inc.	458	(21,553)
Las Vegas Sands Corp.	470	(21,695)
Choice Hotels International, Inc.	699	(23,500)
Tiffany & Co.	446	(25,573)
Family Dollar Stores, Inc.	404	(25,618)
Marriott International, Inc. — Class A	708	(26,387)
Thomson Reuters Corp.	952	(27,666)
Urban Outfitters, Inc.*	729	(28,693)
Liberty Global, Inc. — Class A*	458	(28,849)
Visteon Corp.*	542	(29,170)
Wendy’s Co.	6,343	(29,812)
CarMax, Inc.*	807	(30,295)
H&R Block, Inc.	1,783	(33,110)
JC Penney Company, Inc.	1,850	(36,464)
Amazon.com, Inc.*	149	(37,420)
Abercrombie & Fitch Co. — Class A	801	(38,424)
PVH Corp.	1,091	(121,112)
Total Consumer Discretionary		(798,037)
Industrials - (4.6)%
WW Grainger, Inc.	2	(405)
Verisk Analytics, Inc. — Class A*	9	(459)
MSC Industrial Direct Company,
Inc. — Class A	18	(1,357)
Exelis, Inc.	133	(1,499)
Alliant Techsystems, Inc.	42	(2,602)
General Cable Corp.*	139	(4,227)
IHS, Inc. — Class A*	53	(5,088)
Lennox International, Inc.	98	(5,147)
Cummins, Inc.	48	(5,201)
United Technologies Corp.	66	(5,413)
Dun & Bradstreet Corp.	80	(6,292)
United Parcel Service, Inc. — Class B	89	(6,562)
RR Donnelley & Sons Co.	849	(7,641)
Quanta Services, Inc.*	319	(8,706)
Fluor Corp.	151	(8,870)
Emerson Electric Co.	181	(9,586)
J.B. Hunt Transport Services, Inc.	175	(10,449)
UTI Worldwide, Inc.	968	(12,971)
Masco Corp.	807	(13,445)
Deere & Co.	157	(13,568)
United Continental Holdings, Inc.*	689	(16,109)
Joy Global, Inc.	253	(16,136)
GrafTech International Ltd.*	1,777	(16,686)
CSX Corp.	934	(18,428)
Clean Harbors, Inc.*	379	(20,849)
Babcock & Wilcox Co.	843	(22,087)
Waste Connections, Inc.	669	(22,606)
3M Co.	247	(22,934)
Iron Mountain, Inc.	780	(24,219)
Stericycle, Inc.*	265	(24,717)
Landstar System, Inc.	474	(24,866)
Rockwell Collins, Inc.	458	(26,642)
CH Robinson Worldwide, Inc.	446	(28,196)
Honeywell International, Inc.	446	(28,308)
Nordson Corp.	452	(28,530)
Precision Castparts Corp.	151	(28,602)
SPX Corp.	416	(29,182)
Towers Watson & Co. — Class A	524	(29,454)
ITT Corp.	1,259	(29,536)
Navistar International Corp.*	1,361	(29,629)

See Notes to Financial Statements.	The Guggenheim Funds annual REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

Matson, Inc.	1,205	$(29,788)
Pentair Ltd.	614	(30,178)
Expeditors International of
Washington, Inc.	766	(30,295)
Crane Co.	657	(30,406)
Colfax Corp.*	759	(30,626)
Harsco Corp.	1,428	(33,558)
Chicago Bridge & Iron Company N.V.	769	(35,643)
DigitalGlobe, Inc.*	7,740	(189,166)
Total Industrials		(1,026,864)
Information Technology - (5.1)%
Ingram Micro, Inc. — Class A*	36	(609)
Polycom, Inc.*	67	(701)
Dell, Inc.	143	(1,449)
Marvell Technology Group Ltd.	404	(2,933)
Texas Instruments, Inc.	100	(3,094)
FLIR Systems, Inc.	139	(3,101)
Western Union Co.	229	(3,117)
Teradyne, Inc.*	201	(3,395)
Electronic Arts, Inc.*	301	(4,374)
Microchip Technology, Inc.	169	(5,508)
Oracle Corp.	170	(5,664)
Microsoft Corp.	228	(6,094)
Skyworks Solutions, Inc.*	310	(6,293)
Apple, Inc.	12	(6,396)
NVIDIA Corp.	541	(6,649)
Advanced Micro Devices, Inc.*	2,797	(6,713)
Zynga, Inc. — Class A*	2,847	(6,747)
EMC Corp.*	268	(6,780)
Lam Research Corp.*	188	(6,792)
LSI Corp.*	965	(6,832)
Fusion-io, Inc.*	299	(6,856)
Broadcom Corp. — Class A	208	(6,908)
VeriFone Systems, Inc.*	235	(6,975)
Linear Technology Corp.	205	(7,032)
Citrix Systems, Inc.*	121	(7,956)
Freescale Semiconductor Ltd.*	757	(8,335)
MICROS Systems, Inc.*	223	(9,464)
NCR Corp.*	421	(10,727)
LinkedIn Corp. — Class A*	99	(11,367)
Broadridge Financial Solutions, Inc.	548	(12,538)
VMware, Inc. — Class A*	145	(13,650)
SAIC, Inc.	1,316	(14,897)
Lender Processing Services, Inc.	741	(18,243)
Rovi Corp.*	1,341	(20,692)
FactSet Research Systems, Inc.	235	(20,694)
Computer Sciences Corp.	560	(22,428)
PMC - Sierra, Inc.*	4,359	(22,710)
NetApp, Inc.*	693	(23,250)
Micron Technology, Inc.*	3,948	(25,070)
Paychex, Inc.	831	(25,877)
AVX Corp.	2,458	(26,497)
Altera Corp.	789	(27,173)
Itron, Inc.*	641	(28,557)
Cognizant Technology Solutions
Corp. — Class A*	386	(28,584)
Global Payments, Inc.	639	(28,947)
Cree, Inc.*	863	(29,325)
Solera Holdings, Inc.	554	(29,622)
National Instruments Corp.	1,163	(30,017)
Juniper Networks, Inc.*	1,548	(30,449)
SanDisk Corp.*	709	(30,884)
Cypress Semiconductor Corp.	2,880	(31,219)
Informatica Corp.*	1,036	(31,412)
JDS Uniphase Corp.*	2,464	(33,363)
ON Semiconductor Corp.*	4,913	(34,636)
Hewlett-Packard Co.	2,469	(35,183)
Salesforce.com, Inc.*	238	(40,008)
Acme Packet, Inc.*	1,829	(40,457)
Atmel Corp.*	6,943	(45,476)
ASML Holding N.V.	2,738	(176,375)
Total Information Technology		(1,147,094)
Financials - (9.3)%
Old Republic International Corp.	1	(11)
American Financial Group, Inc.	18	(711)
Bank of Hawaii Corp.	20	(881)
New York Community Bancorp, Inc.	72	(943)
BioMed Realty Trust, Inc.	73	(1,411)
St. Joe Co.*	80	(1,846)
Citigroup, Inc.	109	(4,312)
Franklin Resources, Inc.	36	(4,525)
Arthur J Gallagher & Co.	151	(5,232)
East West Bancorp, Inc.	295	(6,340)
Capital One Financial Corp.	121	(7,010)
Jones Lang LaSalle, Inc.	84	(7,051)
StanCorp Financial Group, Inc.	205	(7,517)
Realty Income Corp.	275	(11,058)
BRE Properties, Inc.	259	(13,165)
Morgan Stanley	693	(13,250)
Hanover Insurance Group, Inc.	356	(13,791)
Weingarten Realty Investors	548	(14,670)
Forest City Enterprises, Inc. — Class A*	940	(15,181)
Moody’s Corp.	350	(17,612)
Mack-Cali Realty Corp.	711	(18,564)
MBIA, Inc.*	2,374	(18,636)
XL Group plc — Class A	813	(20,374)
Weyerhaeuser Co.	771	(21,449)
SL Green Realty Corp.	289	(22,152)
MSCI, Inc. — Class A*	759	(23,521)
Bank of New York Mellon Corp.	922	(23,695)
SVB Financial Group*	428	(23,955)
Vornado Realty Trust	301	(24,104)
Piedmont Office Realty Trust,
Inc. — Class A	1,374	(24,801)
Legg Mason, Inc.	976	(25,103)
Alexandria Real Estate Equities, Inc.	374	(25,926)
Progressive Corp.	1,235	(26,059)
Cullen/Frost Bankers, Inc.	482	(26,158)

32 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

	Shares	Value

Duke Realty Corp.	1,886	$(26,159)
First Republic Bank	801	(26,257)
Equity Lifestyle Properties, Inc.	392	(26,378)
CIT Group, Inc.*	687	(26,546)
Brown & Brown, Inc.	1,062	(27,039)
Aon plc	488	(27,132)
Mercury General Corp.	687	(27,267)
Kemper Corp.	928	(27,376)
NBT Bancorp, Inc.	1,359	(27,547)
Chubb Corp.	368	(27,718)
Plum Creek Timber Company, Inc.	627	(27,820)
Prudential Financial, Inc.	524	(27,945)
Valley National Bancorp	3,012	(28,012)
Corporate Office Properties Trust	1,132	(28,277)
First Horizon National Corp.	2,873	(28,471)
First Niagara Financial Group, Inc.	3,645	(28,905)
Erie Indemnity Co. — Class A	422	(29,211)
Unum Group	1,404	(29,231)
Lazard Ltd. — Class A	982	(29,303)
TCF Financial Corp.	2,416	(29,354)
Hartford Financial Services Group, Inc.	1,313	(29,464)
TD Ameritrade Holding Corp.	1,759	(29,569)
Lincoln National Corp.	1,145	(29,656)
SEI Investments Co.	1,271	(29,665)
Charles Schwab Corp.	2,127	(30,544)
TFS Financial Corp.*	3,261	(31,371)
Markel Corp.*	202	(87,551)
FirstMerit Corp.	7,696	(109,207)
IntercontinentalExchange, Inc.*	1,006	(124,553)
M&T Bank Corp.	1,371	(135,003)
Leucadia National Corp.	18,008	(428,411)
Total Financials		(2,091,956)
Total Common Stock Sold Short
(Proceeds $7,119,286)		(7,453,505)

EXCHANGE TRADED FUNDS SOLD SHORT† - (13.0)%
Market Vectors Russia ETF	58	(1,738)
iShares Barclays 7-10 Year
Treasury Bond Fund	21	(2,257)
iShares MSCI Austria Investable
Market Index Fund	133	(2,419)
iShares MSCI Thailand Index Fund	31	(2,557)
iShares MSCI BRIC Index Fund	118	(4,819)
iShares MSCI Chile Investable
Market Index Fund	120	(7,589)
iShares MSCI Hong Kong Index Fund	440	(8,545)
iShares MSCI Belgium Capped
Investable Market Index Fund	719	(9,958)
iShares MSCI France Index Fund	439	(10,356)
iShares Barclays 20+ Year
Treasury Bond Fund	87	(10,543)
iShares MSCI EMU Index Fund	386	(12,916)
iShares MSCI EAFE Index Fund	245	(13,921)
iShares MSCI Taiwan Index Fund	1,170	(15,935)
iShares Barclays Agency Bond Fund	142	(16,099)
iShares MSCI Netherlands Investable
Market Index Fund	801	(16,429)
iShares MSCI Germany Index Fund	679	(16,785)
PowerShares Emerging Markets
Sovereign Debt Portfolio	653	(20,537)
iShares Barclays MBS Bond Fund	191	(20,628)
Market Vectors Gold Miners ETF	548	(25,422)
iShares FTSE China 25 Index Fund	676	(27,364)
iShares MSCI Switzerland Index Fund	1,199	(32,133)
iShares MSCI Italy Index Fund	2,598	(34,943)
iShares iBoxx Investment Grade
Corporate Bond Fund	289	(34,966)
iShares JPMorgan USD Emerging
Markets Bond Fund	302	(37,086)
iShares MSCI Canada Index Fund	1,443	(40,981)
iShares Barclays 3-7 Year Treasury
Bond Fund	472	(58,160)
iShares Barclays TIPS Bond Fund	487	(59,127)
iShares MSCI Spain Index Fund	1,999	(60,490)
SPDR Barclays High Yield Bond ETF	1,723	(70,126)
iShares Core Total US Bond Market ETF	756	(83,984)
Powershares QQQ Trust Series 1	1,420	(92,456)
iPath MSCI India Index ETN*	1,918	(114,083)
iShares MSCI Brazil Index Fund	2,185	(122,491)
iShares MSCI Japan Index Fund	22,833	(222,622)
iShares Russell 2000 Index Fund	3,009	(253,629)
iShares Russell 1000 Growth Index Fund	5,495	(359,868)
SPDR S&P 500 ETF Trust	2,870	(409,031)
iShares Russell 1000 Value Index Fund	7,609	(554,085)
Total Exchange Traded Funds Sold Short
(Proceeds $2,715,755)		(2,887,078)
Total Securities Sold Short - (46.3)%
(Proceeds $9,835,041)		$(10,340,583)
Other Assets & Liabilities, net - 57.3%		12,812,920
Total Net Assets - 100.0%		$22,374,792

See Notes to Financial Statements.	The Guggenheim Funds annual REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
multi-hedge strategies fund

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,777,440)	21	$50,049
January 2013 CBOE VIX Index Futures Contracts
(Aggregate Value of
Contracts $758,100)	42	40,205
March 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,831,499)	18	29,788
February 2013 CBOE VIX Index Futures Contracts
(Aggregate Value of
Contracts $783,300)	42	(69,485)
(Total Aggregate Value of
Contracts $5,150,339)		$50,557
COMMODITY FUTURES CONTRACTS PURCHASED†
June 2013 Gasoline RBOB Futures Contracts
(Aggregate Value of
Contracts $721,048)	6	$34,218
December 2013 WTI Crude Futures Contracts
(Aggregate Value of
Contracts $744,320)	8	25,474
January 2013 LME Lead Futures Contracts
(Aggregate Value of
Contracts $289,419)	5	18,276
December 2013 Soybean Futures Contracts
(Aggregate Value of
Contracts $723,744)	24	5,983
January 2013 LME Zinc Futures Contracts
(Aggregate Value of
Contracts $205,430)	4	5,229
February 2013 Gasoline RBOB Futures Contracts
(Aggregate Value of
Contracts $232,126)	2	4,110
March 2013 Cotton #2 Futures Contracts
(Aggregate Value of
Contracts $75,400)	2	(920)
March 2013 Copper Futures Contracts
(Aggregate Value of
Contracts $182,400)	2	(1,001)
November 2013 Soybean Futures Contracts
(Aggregate Value of
Contracts $715,550)	11	(4,859)
July 2013 Corn Futures Contracts
(Aggregate Value of
Contracts $69,825)	2	(8,882)
June 2013 Live Cattle Futures Contracts
(Aggregate Value of
Contracts $941,940)	18	(10,969)
October 2013 Lean Hogs Futures Contracts
(Aggregate Value of
Contracts $686,800)	20	(23,850)
September 2013 Corn Futures Contracts
(Aggregate Value of
Contracts $684,200)	22	(40,389)
(Total Aggregate Value of
Contracts $6,272,202)		$2,420
COMMODITY FUTURES CONTRACTS SOLD SHORT†
May 2013 Corn Futures Contracts
(Aggregate Value of
Contracts $666,425)	19	$46,889
March 2013 Sugar #11 Futures Contracts
(Aggregate Value of
Contracts $131,376)	6	30,570
March 2013 Coffee ‘C’ Futures Contracts
(Aggregate Value of
Contracts $324,000)	6	19,255
June 2013 Lean Hogs Futures Contracts
(Aggregate Value of
Contracts $706,680)	18	13,559
July 2013 Soybean Futures Contracts
(Aggregate Value of
Contracts $697,500)	10	5,967
March 2013 Natural Gas Futures Contracts
(Aggregate Value of
Contracts $168,600)	5	1,167
March 2013 Soybean Oil Futures Contracts
(Aggregate Value of
Contracts $417,984)	14	(5,362)
May 2013 Soybean Oil Futures Contracts
(Aggregate Value of
Contracts $723,168)	24	(5,552)
April 2013 Live Cattle Futures Contracts
(Aggregate Value of
Contracts $708,760)	13	(5,712)
March 2013 WTI Crude Futures Contracts
(Aggregate Value of
Contracts $737,440)	8	(36,150)
April 2013 Gasoline RBOB Futures Contracts
(Aggregate Value of
Contracts $730,472)	6	(36,256)
(Total Aggregate Value of
Contracts $6,012,405)		$28,375

34 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
multi-hedge strategies fund

		Unrealized
	Contracts	Gain (loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
April 2013 CBOE VIX Index Futures Contracts
(Aggregate Value of
Contracts $804,000)	40	$77,954
May 2013 CBOE VIX Index Futures Contracts
(Aggregate Value of
Contracts $809,250)	39	33,835
March 2013 CBOE VIX Index Futures Contracts
(Aggregate Value of
Contracts $233,400)	12	14,759
June 2013 CBOE VIX Index Futures Contracts
(Aggregate Value of
Contracts $822,700)	38	(4,815)
March 2013 S&P 500 Index Mini Futures Contracts
(Aggregate Value of
Contracts $3,483,288)	49	(30,689)
(Total Aggregate Value of
Contracts $6,152,638)		$91,044

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2012.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	Investment in a product that pays a management fee to a party related to the advisor.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	The Guggenheim Funds annual REPORT | 35

multi-hedge strategies fund

consolidated STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $15,627,961)	$16,861,630
Repurchase agreements, at value
(cost $3,040,825)	3,040,825
Total investments
(cost $18,668,786)	19,902,455
Segregated cash with broker	13,104,368
Cash	2,911
Receivables:
Securities sold	231,058
Dividends	33,505
Fund shares sold	2,164
Interest	10
Total assets	33,276,471
Liabilities:
Securities sold short, at value
(proceeds $9,835,041)	10,340,583
Payable for:
Securities purchased	402,404
Variation margin	120,518
Management fees	20,289
Fund shares redeemed	4,281
Miscellaneous	13,604
Total liabilities	10,901,679
Net assets	$22,374,792
Net assets consist of:
Paid in capital	$31,843,558
Accumulated net investment loss	(319,958)
Accumulated net realized loss on investments	(10,049,331)
Net unrealized appreciation on investments	900,523
Net assets	$22,374,792
Capital shares outstanding	999,642
Net asset value per share	$22.38

consolidated STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $646)	$136,531
Interest	5,646
Total investment income	142,177

Expenses:
Management fees	248,834
Short sales dividend expense	105,887
Prime broker interest expense	80,467
Trustees’ fees*	2,314
Custodian fees	119
Miscellaneous	(1,749)
Total expenses	435,872
Less:
Expenses waived by Advisor	(16,932)
Net expenses	418,940
Net investment loss	(276,763)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	883,411
Swap agreements	202,852
Futures contracts	(347,213)
Realized gain distributions received from investment company shares	44,163
Securities sold short	(947,950)
Options purchased	(7,791)
Net realized loss	(172,528)
Net change in unrealized appreciation (depreciation) on:
Investments	737,806
Securities sold short	(589,828)
Swap agreements	(8,807)
Futures contracts	670,594
Options purchased	(310)
Net change in unrealized appreciation (depreciation)	809,455
Net realized and unrealized gain	636,927
Net increase in net assets resulting from operations	$360,164

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

multi-hedge strategies fund

Consolidated STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(276,763)	$(170,969)
Net realized gain (loss) on investments	(172,528)	1,956,351
Net change in unrealized appreciation (depreciation) on investments	809,455	(1,203,381)
Net increase in net assets resulting from operations	360,164	582,001

Distributions to shareholders from:
Net investment income	(129,137)	—
Total distributions to shareholders	(129,137)	—

Capital share transactions:
Proceeds from sale of shares	17,824,650	13,784,351
Value of proceeds from merger	4,378,044	—
Distributions reinvested	129,137	—
Cost of shares redeemed	(18,796,037)	(13,395,324)
Net increase from capital share transactions	3,535,794	389,027
Net increase in net assets	3,766,821	971,028

Net assets:
Beginning of year	18,607,971	17,636,943
End of year	$22,374,792	$18,607,971
Accumulated net investment loss at end of year	$(319,958)	$(145,166)

Capital share activity:
Shares sold	990,880 †	635,625
Shares issued from reinvestment of distributions	5,807	—
Shares redeemed	(842,713)	(617,928)
Net increase in shares	153,974	17,697

† Includes 196,061 shares issued in connection with Fund merger.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 37

multi-hedge strategies fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012[a]	2011[a]	2010[a]	2009[a]	2008
Per Share Data
Net asset value, beginning of period	$22.00	$21.30	$20.06	$20.97	$25.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.21)	(.37)	(.19)	.16
Net gain (loss) on investments (realized and unrealized)	.82	.91	1.61	(.50)	(5.02)
Total from investment operations	.51	.70	1.24	(.69)	(4.86)
Less distributions from:
Net investment income	(.13)	—	—	(.22)	(.12)
Total distributions	(.13)	—	—	(.22)	(.12)
Net asset value, end of period	$22.38	$22.00	$21.30	$20.06	$20.97

Total Return[c]	2.23%	3.38%	6.18%	(3.28%)	(18.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,375	$18,608	$17,637	$25,563	$33,022
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(0.96%)	(1.83%)	(0.95%)	0.67%
Total expenses[d]	2.16%	2.55%	3.39%	1.87%	1.81%
Net expenses[e]	2.08%	2.44%	3.26%	1.84%	1.81%
Portfolio turnover rate	461%	397%	845%	1,074%	1,447%

[a]	Consolidated.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense, related to short sales, operating expense ratios for the years ended December 31 would be:

2012	2011	2010	2009	2008
1.15%	1.17%	1.17%	1.15%	1.15%

38 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

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the GUGGENHEIM FUNDS annual report | 39

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI™ Commodity Index (the “underlying index”).

For the one-year period ended December 31, 2012, the Fund returned -1.41%, compared with a return of 0.08% for its benchmark, the S&P Goldman Sachs Commodity Index (S&P GSCI). The S&P GSCI represents an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. It provides exposure to tangible assets, such as oil, metals and agricultural products.

Gasoline, soybeans and corn were among the commodities which provided the most performance to the Fund during the year.

Sugar, natural gas and coffee were among the commodities which provided the least performance to the Fund during the year.

The index was about flat for the year, masking considerable volatility in the commodities markets, which started the year well, then fell off through June when investors worried whether a reflaring of the European debt crisis and a slowing Chinese economy could impact commodities’ growth. As the situation improved in Europe and China appeared to be averting a hard landing, commodities regained ground, but did not go much further.

Oil, as measured by the price of a barrel of Brent crude, was about flat for the year, as concerns about the effect of the weak global economy on demand were offset by the impact of middle east tensions on supply. A surge in gas supply that resulted from more production in U.S. fields drove prices to record lows, which led to some producers cutting back production. Gold continued to benefit from safe-haven buying, and rose about 10%, its 12th consecutive year of increases. Prices of many industrial metals, particularly those closely tied to Chinese production, fell. Copper, which is often regarded as a key indicator of the health of the global economy, rose only 4%. America’s worst drought in 50 years caused prices of many crops to rise, including corn and soybeans, both of which saw bushel prices to record levels.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

40 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(09/30/05)
Commodities Strategy Fund	-1.41%	-10.78%	-8.16%
S&P GSCI	0.08%	-8.12%	-5.68%
S&P 500 Index	16.00%	1.66%	4.27%

*	The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P GSCI and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012
Commodities Strategy Fund

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 39.3%
Fannie Mae[1]
0.14% due 02/20/13	$3,000,000	$2,999,838
Total Federal Agency Discount Notes
(Cost $2,999,438)		2,999,838

REPURCHASE AGREEMENTS††,2 - 53.6%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	1,024,236	1,024,236
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	1,024,235	1,024,235
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	1,024,235	1,024,235
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,024,235	1,024,235
Total Repurchase Agreements
(Cost $4,096,941)		4,096,941
Total Investments - 92.9%
(Cost $7,096,379)		$7,096,779
Other Assets & Liabilities, net - 7.1%		540,723
Total Net Assets - 100.0%		$7,637,502

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
January 2013 Goldman Sachs Commodity
Index Futures Contracts
(Aggregate Value of
Contracts $7,452,000)	46	$126,253
February 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $183,440)	2	9,862
(Total Aggregate Value of
Contracts $7,635,440)		$136,115

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	Repurchase Agreements — See Note 5.

42 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

commodities strategy fund

consolidated STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value
(cost $2,999,438)	$2,999,838
Repurchase agreements, at value
(cost $4,096,941)	4,096,941
Total investments
(cost $7,096,379)	7,096,779
Segregated cash with broker	519,300
Receivables:
Variation margin	50,834
Interest	14
Total assets	7,666,927
Liabilities:
Payable for:
Management fees	4,703
Transfer agent and administrative fees	1,568
Investor service fees	1,568
Fund shares redeemed	853
Portfolio accounting fees	627
Miscellaneous	20,106
Total liabilities	29,425
Net assets	$7,637,502
Net assets consist of:
Paid in capital	$26,330,337
Accumulated net investment loss	(1,734,738)
Accumulated net realized loss on investments	(17,094,612)
Net unrealized appreciation on investments	136,515
Net assets	$7,637,502
Capital shares outstanding	681,228
Net asset value per share	$11.21

consolidated STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$10,991
Total investment income	10,991

Expenses:
Management fees	82,815
Transfer agent and administrative fees	24,063
Investor service fees	24,063
Portfolio accounting fees	9,625
Professional fees	8,967
Custodian fees	1,965
Trustees’ fees*	1,695
Miscellaneous	9,324
Total expenses	162,517
Less:
Expenses waived by Advisor	(10,626)
Net expenses	151,891
Net investment loss	(140,900)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(285,427)
Net realized loss	(285,427)
Net change in unrealized appreciation (depreciation) on:
Investments	400
Futures contracts	228,087
Net change in unrealized appreciation (depreciation)	228,487
Net realized and unrealized loss	(56,940)
Net decrease in net assets resulting from operations	$(197,840)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 43

commodities strategy fund

consolidated STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(140,900)	$(246,535)
Net realized loss on investments	(285,427)	(707,206)
Net change in unrealized appreciation (depreciation) on investments	228,487	(806,163)
Net decrease in net assets resulting from operations	(197,840)	(1,759,904)

Distributions to shareholders from:
Net investment income	—	(1,290,600)
Total distributions to shareholders	—	(1,290,600)

Capital share transactions:
Proceeds from sale of shares	43,525,171	56,637,342
Distributions reinvested	—	1,290,600
Cost of shares redeemed	(46,442,259)	(60,130,934)
Net decrease from capital share transactions	(2,917,088)	(2,202,992)
Net decrease in net assets	(3,114,928)	(5,253,496)

Net assets:
Beginning of year	10,752,430	16,005,926
End of year	$7,637,502	$10,752,430
Accumulated net investment loss at end of year	$(1,734,738)	$(1,734,738)

Capital share activity:
Shares sold	3,753,345	4,150,818
Shares issued from reinvestment of distributions	—	110,402
Shares redeemed	(4,018,021)	(4,492,928)
Net decrease in shares	(264,676)	(231,708)

44 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

commodities strategy fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012[a]	2011[a]	2010[a]	2009[a]	2008
Per Share Data
Net asset value, beginning of period	$11.37	$13.59	$12.58	$11.47	$23.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.22)	(.17)	(.13)	.15
Net gain (loss) on investments (realized and unrealized)	.01	(.65)	1.18	1.45	(11.69)
Total from investment operations	(.16)	(.87)	1.01	1.32	(11.54)
Less distributions from:
Net investment income	—	(1.35)	—	(.21)	(.77)
Total distributions	—	(1.35)	—	(.21)	(.77)
Net asset value, end of period	$11.21	$11.37	$13.59	$12.58	$11.47

Total Return[c]	(1.41%)	(6.64%)	8.03%	11.56%	(49.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,638	$10,752	$16,006	$21,386	$15,781
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.59%)	(1.46%)	(1.10%)	0.56%
Total expenses	1.69%	1.76%	1.67%	1.58%	1.50%
Net expenses[d]	1.58%	1.64%	1.58%	1.46%	1.29%
Portfolio turnover rate	—	—	69%	359%	427%

[a]	Consolidated.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Net expense information reflects the expense ratios after expense waivers.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 45

consolidated NOTES TO FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary, and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Alternative Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

			% of Total
		Subsidiary	Net Assets of
	Inception	Net Assets at	the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2012	2012
Global Managed Futures Strategy Fund	11/07/08	$446,778	4.8%
Multi-Hedge Strategies Fund	04/15/09	1,248,275	5.6%
Commodities Strategy Fund	07/21/09	1,378,041	18.0%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the

46 | the GUGGENHEIM FUNDS annual report

consolidated NOTES TO FINANCIAL STATEMENTS (continued)

direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between

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consolidated NOTES TO FINANCIAL STATEMENTS (continued)

the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for short sales and investments in derivative instruments such as futures contracts or swap agreements.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures, swaps, and options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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consolidated NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of short sales, swaps, and futures, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
U.S. Long Short Momentum Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary. This undertaking will continue in effect for so long as each Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2013.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds, except Multi-Hedge, will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Fees related to the Multi-Hedge Strategies Fund paid by GI, as previously noted.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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consolidated NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
U.S. Long Short Momentum Fund	$21,937,543	$—	$12,925,884	$—	$—	$34,863,427
Global Managed Futures Strategy Fund	—	155,086	8,419,498	220,945	—	8,795,529
Multi-Hedge Strategies Fund	14,861,730	457,287	5,040,725	—	—	20,359,742
Commodities Strategy Fund	—	136,115	7,096,779	—	—	7,232,894
Liabilities
U.S. Long Short Momentum Fund	$11,546,497	$—	$—	$—	$—	$11,546,497
Global Managed Futures Strategy Fund	—	221,878	—	90,043	—	311,921
Multi-Hedge Strategies Fund	10,340,583	284,891	—	—	—	10,625,474

* Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2012, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			Federal Home Loan Bank
0.12%			0.17%
Due 01/02/13	$34,782,987	$34,783,219	12/18/13	$22,960,000	$23,010,773
			Freddie Mac
			0.65%
			03/12/15	12,250,000	12,468,316
Deutsche Bank			U.S. Treasury Note
0.11%			2.13%
Due 01/02/13	34,782,987	34,783,200	12/31/15	33,710,300	35,478,699
Credit Suisse Group			U.S. Treasury Note
0.12%			1.75%
Due 01/02/13	34,782,987	34,783,219	07/31/15	33,751,800	35,478,656
Mizuho Financial Group, Inc.			U.S. Treasury Bill
0.14%			0.00%
Due 01/02/13	34,782,987	34,783,258	11/14/13	35,519,500	35,478,653

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

50 | the GUGGENHEIM FUNDS annual report

consolidated NOTES TO FINANCIAL STATEMENTS (continued)

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Hedging	Income	Speculation
U.S. Long Short Momentum Fund	x	x	x
Global Managed Futures Strategy Fund	x	x
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

The following table represents the notional amount of futures outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Global Managed Futures Strategy Fund	485%	60%
Multi-Hedge Strategies Fund	50%	55%
Commodities Strategy Fund	100%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2012:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin	Variation margin
Equity contracts	Investments, at value

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value

	Futures	Futures	Futures	Futures	Options	Total Value at
	Equity	Currency	Interest Rate	Commodity	Purchased Equity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	Contracts	2012
Global Managed Futures Strategy Fund	$68,187	$80,594	$157,088	$70,162	$—	$376,031
Multi-Hedge Strategies Fund	246,590	—	—	210,697	450	457,737
Commodities Strategy Fund	—	—	—	136,115	—	136,115

Liability Derivative Investments Value
	Futures	Futures	Futures	Futures	Options	Total Value at
	Equity	Currency	Interest Rate	Commodity	Purchased Equity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	Contracts	2012
Global Managed Futures Strategy Fund	$1,996	$42,093	$116,011	$151,821	$—	$311,921
Multi-Hedge Strategies Fund	104,989	—	—	179,902	—	284,891

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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consolidated NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain(Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Futures	Futures	Futures	Swaps	Options
	Equity	Currency	Interest Rate	Commodity	Credit Default	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
U.S. Long Short Momentum Fund	$(658,732)	$—	$—	$—	$—	$—	$(658,732)
Global Managed Futures Strategy Fund	98,406	(264,255)	(33,651)	(1,057,237)	—	—	(1,256,737)
Multi-Hedge Strategies Fund	190,795	—	—	(538,008)	202,852	(7,791)	(152,152)
Commodities Strategy Fund	—	—	—	(285,427)	—	—	(285,427)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Futures	Futures	Futures	Swaps	Options
	Equity	Currency	Interest Rate	Commodity	Credit Default	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
U.S. Long Short Momentum Fund	$168	$—	$—	$—	$—	$—	$168
Global Managed Futures Strategy Fund	66,191	(12,743)	(560)	(97,220)	—	—	(44,332)
Multi-Hedge Strategies Fund	562,918	—	—	107,676	(8,807)	(310)	661,477
Commodities Strategy Fund	—	—	—	228,087	—	—	228,087

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Global Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Global Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carry forwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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consolidated NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
U.S. Long Short Momentum Fund	$2,160,586
Multi-Hedge Strategies Fund	782,533

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Global Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	129,137	—	129,137
Commodities Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Global Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	1,290,600	—	1,290,600

Note: For Federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
U.S. Long Short Momentum Fund	$6,752	$—	$1,032,456	$(17,954,474)
Global Managed Futures Strategy Fund	—	—	(58,727)	(989,183)
Multi-Hedge Strategies Fund			387,397	(9,856,163)
Commodities Strategy Fund	—	—	(1,598,223)	(17,094,612)

Capital loss carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned capital loss carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
U.S. Long Short Momentum Fund	$—	$—	$(17,954,474)	$—	$—	$—	$—	$(17,954,474)
Global Managed Futures Strategy Fund	—	—	—	(321,144)	(369,399)	(89,293)	(209,347)	(989,183)
Multi-Hedge Strategies Fund	—	(940,353)	(4,766,583)	(3,551,038)	(218,950)	(35,543)	(343.696)	(9,856,163)
Commodities Strategy Fund	(2,783,728)	—	(4,932,556)	(9,377,788)	—	—	(540)	(17,094,612)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, and “mark-to-market” of passive foreign investment companies and futures contracts. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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consolidated NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
U.S. Long Short Momentum Fund	$(1,520)	$22,382	$(20,862)
Global Managed Futures Strategy Fund	(1,288,174)	230,263	1,057,911
Multi-Hedge Strategies Fund	409,902	231,108	(641,010)
Commodities Strategy Fund	(426,327)	140,900	285,427

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
U.S. Long Short Momentum Fund	$33,795,676	$1,624,126	$(556,374)	$1,067,752
Global Managed Futures Strategy Fund	8,419,481	17	—	17
Multi-Hedge Strategies Fund	19,040,620	992,087	(130,252)	861,835
Commodities Strategy Fund	8,831,117	400	(1,734,738)	(1,734,338)

8. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
U.S. Long Short Momentum Fund	$56,177,729	$80,188,936
Global Managed Futures Strategy Fund	—	—
Multi-Hedge Strategies Fund	18,921,017	18,861,767
Commodities Strategy Fund	—	—

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement as of or during the year ended December 31, 2012.

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

54 | the GUGGENHEIM FUNDS annual report

consolidated NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
U.S. Long Short Momentum Fund	$229,593	$234,290

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

11. Managed Futures Fund Name and Strategy Change

At its meeting held on August 21, 2012, the Board of Trustees (the “Board”) approved the following changes with respect to Managed Futures Fund, each effective on October 29, 2012:

•	The change of the Fund’s name to “Global Managed Futures”;

•	The change of the Fund’s investment objective to “seeks to generate positive total returns over time”.
•	The change of the Fund’s investment strategies to diversify the Fund’s investment exposure to the currency, equity and fixed income markets in addition to the commodity market.

The changes to the Fund’s investment program will not result in an increase in the Fund’s fees. The changes are expected to decrease the Fund’s expenses due to the elimination of the current index licensing fee paid by the Fund.

12. Fund Merger

On July 13, 2012, the Multi-Hedge Strategies Fund acquired all of the net assets of Alternative Strategies Allocation Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Alternative Strategies Allocation Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a tax-free exchange of the outstanding shares of the Alternative Strategies Allocation Fund 236,140 valued at $4,378,044 for respective shares of the Multi-Hedge Strategies Fund 196,061, with the remainder coming from capital transactions. For financial reporting purposes, the net assets received and shares issued by Multi-Hedge Strategies Fund were recorded at fair value; however, the Alternative Strategies Allocation Fund’s cost of the investments were carried forward to align ongoing reporting of Multi-Hedge Strategies Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Alternative Strategies Allocation Fund’s net assets on July 13, 2012 were $4,378,044, including $91,645 of unrealized appreciation. Alternative Strategies Allocation Fund’s net assets were primarily comprised of investments with a fair value of $7,009,565. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $18,483,956 and $22,862,000, respectively.

The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated

the GUGGENHEIM FUNDS annual report | 55

NOTES TO FINANCIAL STATEMENTS (concluded)

portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Alternative Strategies Allocation Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2011, Multi-Hedge Strategies Fund pro-forma net investment income, net loss on investments and net decrease in net assets from operations for the period January 1, 2011 to December 31, 2011 would have been $(275,605), $595,571 and $319,966, respectively. Guggenheim Investments and its affiliates bore all of the expenses related to the reorganization.

13. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerlyAdv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Funds’ net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund — $1,235,952; U.S. Long Short Momentum Fund — $523,200; Multi-Cap Core Equity Fund — $5,760; Hedged Equity Fund — $480; and Multi-Hedge Strategies Fund — $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

14. Subsequent Event

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

56 | the GUGGENHEIM FUNDS annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the U.S. Long Short Momentum Fund, Global Managed Futures Strategy Fund (consolidated) (formerly Managed Futures Strategy Fund), Multi-Hedge Strategies Fund (consolidated) and Commodities Strategy Fund (consolidated) (four of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

the GUGGENHEIM FUNDS annual report | 57

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Multi-Hedge Strategies Fund	100

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022
(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

58 | the GUGGENHEIM FUNDS annual report

INFORMATION on board of trustees and officers (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

the GUGGENHEIM FUNDS annual report | 59

INFORMATION on board of trustees and officers (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Foundser and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

60 | the GUGGENHEIM FUNDS annual report

INFORMATION on board of trustees and officers (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and. Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

the GUGGENHEIM FUNDS annual report | 61

GUGGENHEIM INVESTMENTS PRIVACY Policies

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

62 | The Guggenheim Funds annual REPORT

GUGGENHEIM INVESTMENTS PRIVACY Policies (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

The Guggenheim Funds annual REPORT | 63

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ASSET ALLOCATION FUNDS

ALL-ASSET CONSERVATIVE STRATEGY FUND

ALL-ASSET MODERATE STRATEGY FUND

ALL-ASSET AGGRESSIVE STRATEGY FUND

RVAEP-2-1212x1213

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments

eDelivery services, contact one of our Shareholder Service

Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

the GUGGENHEIM FUNDS annual report | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three of our Rydex Variable Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended December 31, 2012:

– All-Asset Conservative Strategy Fund

– All-Asset Moderate Strategy Fund

– All-Asset Aggressive Strategy Fund

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Asset Allocation Funds are subject to a number of risks and may not be suitable for all investors. • Each All-Asset Strategy Fund will be exposed to all of the risks of the underlying funds and will bear a proportionate share of each underlying fund’s operating expenses. • The underlying funds, or combination of underlying funds, may not perform as expected. • The Funds’ asset allocation among several underlying funds that represent different asset classes and strategies, such as domestic equities, international equities, fixed income, alternative assets, and money market, exposes the Funds to the risks of these asset classes. • Risks of underlying funds’ investments in the alternative asset class include those associated with investments in derivative instruments, lever-aged and short selling techniques and commodities markets. • Risks of the international equities asset class include risks associated with investing in foreign instruments, including currency, which may expose the fund to increased volatility due to the impact of diplomatic, political or economic developments in the country in question. • Risk of the fixed income asset class will change in value in response to interest rate changes and other factors. Such investments may include lower rated (‘junk’) bonds, which are more at risk of default than other bond investments. • As an alternative to investing in underlying funds, the All- Asset Strategy Funds may purchase shares of ETFs to gain exposure to a particular position of the market while awaiting an opportunity to purchase the funds directly.

2 | the GUGGENHEIM FUNDS annual report

economic and market overview	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

the GUGGENHEIM FUNDS annual report | 3

about shareholders’ fund expenses (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | the GUGGENHEIM FUNDS annual report

about shareholders’ fund expenses (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
All-Asset Conservative Strategy Fund	0.00%	4.08%	$1,000.00	$1,040.80	$—
All-Asset Moderate Strategy Fund	0.00%	5.03%	1,000.00	1,050.30	—
All-Asset Aggressive Strategy Fund	0.00%	6.25%	1,000.00	1,062.50	—

Table 2. Based on hypothetical 5% return (before expenses)
All-Asset Conservative Strategy Fund	0.00%	5.00%	$1,000.00	$1,025.14	$—
All-Asset Moderate Strategy Fund	0.00%	5.00%	1,000.00	1,025.14	—
All-Asset Aggressive Strategy Fund	0.00%	5.00%	1,000.00	1,025.14	—

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

the GUGGENHEIM FUNDS annual report | 5

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

ALL-ASSET Conservative Strategy FUND

OBJECTIVE: Seeks to primarily provide preservation of capital and, secondarily, long-term growth of capital.

The year was one of accommodative central banking. The markets entered the year with strong rallies due to announcements from the European Central Bank (ECB) regarding long-term refinancing operations. Similarly, after the markets fully digested this news and fell off, the ECB said in July it would do “whatever it takes” to save the euro, which has come to be seen as a turning point in the multi-year European debt crisis. In September, ECB cut interest rates and the U.S. Federal Reserve announced another round of quantitative easing, QE3. With this extensive policy accommodation, equity markets continued upward till the end of the year while credit markets rallied for the fourth straight year.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the one-year period ended December 31, 2012, the All-Asset Conservative Strategy Fund was up 7.71%, compared with its benchmark (32% Russell 3000® Index, 8% MSCI EAFE Index and 60% Barclays U.S. Aggregate Bond Index), which ended the year up 9.16%.

In this period, the GF-Series Q (Small Cap Value Series), MSCI EAFE Index Futures, and the GF-Series P (High Yield Series) delivered the best returns, while the GF-Long/Short Commodities Strategy Fund, the GF-Managed Futures Strategy Fund, and the GF-Long/Short Interest Rate Strategy Fund detracted from performance.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)

iShares Core Total US Bond Market ETF	23.7%
GF — Series E (U.S. Intermediate Bond Series)	19.6%
GF — U.S. Long Short Momentum Fund	8.2%
GF — Multi-Hedge Strategies Fund	6.3%
GF — Series P (High Yield Series)	6.2%
GF — Series Y (Large Cap Concentrated Growth Series)	5.1%
GF — Series B (Large Cap Value Series)	5.0%
GF — Series D (MSCI EAFE Equal Weight Series)	3.5%
GF — Series V (Mid Cap Value Series)	1.2%
GF — Series J (Mid Cap Growth Series)	1.2%
Top Ten Total	80.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GF – Guggenheim Funds

6 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)	December 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(10/27/06)
All-Asset Conservative Strategy Fund	7.71%	1.35%	2.40%
S&P 500 Index	16.00%	1.66%	2.78%
Synthetic All-Asset Conservative Strategy Benchmark†	9.16%	4.45%	4.97%

†	Benchmark reflects 32% Russell 3000 Index, 8% MSCI EAFE Index, and 60% Barclays U.S. Aggregate Bond Index.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays U.S. Aggregate Bond Index, Russel 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 7

SCHEDULE OF INVESTMENTS	December 31, 2012
All-Asset Conservative Strategy FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 23.7%
iShares Core Total US Bond Market ETF	26,074	$2,896,561
Total Exchange Traded Funds
(Cost $2,882,180)		2,896,561

MUTUAL FUNDS†,1 - 57.6%
Fixed Income Funds - 25.8%
GF — Series E (U.S. Intermediate
Bond Series)	165,641	2,393,518
GF — Series P (High Yield Series)	24,741	760,795
Total Fixed Income Funds		3,154,313
Alternatives Funds - 15.6%
GF — U.S. Long Short Momentum Fund*	80,173	1,001,359
GF — Multi-Hedge Strategies Fund	34,137	763,997
GF — Event Driven and Distressed
Strategies Fund — H Class*	4,867	130,735
GF — Long/Short Commodities
Strategy Fund — H Class*	199	3,503
Total Alternatives Funds		1,899,594
Domestic Equity Funds - 12.7%
GF — Series Y (Large Cap Concentrated
Growth Series)	58,664	618,318
GF — Series B (Large Cap Value Series)	21,537	617,250
GF — Series V (Mid Cap Value Series)	2,368	148,245
GF — Series J (Mid Cap Growth Series)	4,451	148,179
GF — Series Q (Small Cap Value Series)	317	12,161
GF — Series X (Small Cap Growth Series)	587	12,127
Total Domestic Equity Funds		1,556,280
International Equity Funds - 3.5%
GF — Series D (MSCI EAFE Equal
Weight Series)	42,128	423,811
Total Mutual Funds
(Cost $5,674,671)		7,033,998

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 17.8%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$2,176,183	2,176,183
Total Repurchase Agreement
(Cost $2,176,183)		2,176,183
Total Investments - 99.1%
(Cost $10,733,034)		$12,106,742
Other Assets & Liabilities, net - 0.9%		110,716
Total Net Assets - 100.0%		$12,217,458

		Unrealized
	Contracts	Gain (Loss)
EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,421,749)	20	$10,122
March 2013 MSCI EAFE Index Mini
Futures Contracts
(Aggregate Value of
Contracts $486,780)	6	8,032
March 2013 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $122,368)	1	2,823
January 2013 CAC40 10 Euro
Index Futures Contracts ††
(Aggregate Value of
Contracts $98,027)	2	1,782
March 2013 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $96,849)	1	962
March 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $253,920)	3	(149)
(Total Aggregate Value of
Contracts $2,479,693)		$23,572

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2013 U.S. Treasury 5 Year
Note Futures Contracts
(Aggregate Value of
Contracts $745,031)	6	$(2,019)
March 2013 U.S. Treasury 10 Year
Note Futures Contracts
(Aggregate Value of
Contracts $1,191,375)	9	(7,646)
(Total Aggregate Value of
Contracts $1,936,406)		$(9,665)

8 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
All-Asset Conservative Strategy FUND

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 Euro FX Currency
Futures Contracts
(Aggregate Value of
Contracts $165,038)	1	$20
March 2013 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $103,370)	1	17
March 2013 British Pound
Futures Contracts
(Aggregate Value of
Contracts $101,531)	1	(44)
March 2013 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $100,600)	1	(135)
(Total Aggregate Value
of Contracts $470,539)		$(142)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 Nikkei 225 Index
Futures Contracts
(Aggregate Value of
Contracts $105,550)	2	(89)
January 2013 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $148,338)	1	(1,552)
(Total Aggregate Value of
Contracts $253,888)		$(1,641)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted. — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated funds.
[2]	Repurchase Agreement — See Note 5.

GF — Guggenheim Funds

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 9

All-Asset Conservative Strategy FUND

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $2,882,180)	$2,896,561
Investments in affiliated issuers, at value
(cost $5,674,671)	7,033,998
Repurchase agreements, at value
(cost $2,176,183)	2,176,183
Total investments
(cost $10,733,034)	12,106,742
Segregated cash with broker	146,120
Foreign currency due from broker	1,854
Receivables:
Variation margin	36,726
Dividends	6,004
Fund shares sold	593
Interest	7
Total assets	12,298,046
Liabilities:
Payable for:
Securities purchased	70,000
Fund shares redeemed	10,588
Total liabilities	80,588
Net assets	$12,217,458
Net assets consist of:
Paid in capital	$12,943,399
Undistributed net investment income	226,559
Accumulated net realized loss on investments	(2,338,327)
Net unrealized appreciation on investments	1,385,827
Net assets	$12,217,458
Capital shares outstanding	490,020
Net asset value per share	$24.93

STATEMENT OF
OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends from securities of unaffiliated issuers	$60,264
Dividends from securities of affiliated issuers	4,698
Interest	2,102
Total investment income	67,064

Expenses:
Interest expense	263
Total expenses	263
Net investment income	66,801

Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,139
Investments in affiliated issuers	54,372
Futures contracts	275,739
Foreign currency	(1,120)
Net realized gain	330,130
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,954
Investments in affiliated issuers	487,535
Futures contracts	(188)
Foreign currency	(9)
Net change in unrealized appreciation (depreciation)	490,292
Net realized and unrealized gain	820,422
Net increase in net assets resulting
from operations	$887,223

10 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

All-Asset Conservative Strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$66,801	$18,418
Net realized gain on investments	330,130	115,274
Net change in unrealized appreciation (depreciation) on investments	490,292	(270,063)
Net increase (decrease) in net assets resulting from operations	887,223	(136,371)

Distributions to shareholders from:
Net investment income	(196,949)	(20,098)[a]
Net realized gains	—	(25,169)[a]
Total distributions to shareholders	(196,949)	(45,267)

Capital share transactions:
Proceeds from sale of shares	6,189,519	12,997,889
Distributions reinvested	196,949	45,267
Cost of shares redeemed	(6,350,849)	(12,654,474)
Net increase from capital share transactions	35,619	388,682
Net increase in net assets	725,893	207,044

Net assets:
Beginning of year	11,491,565	11,284,521
End of year	$12,217,458	$11,491,565
Undistributed net investment income at end of year	$226,559	$26,588

Capital share activity:
Shares sold	253,048	540,708
Shares issued from reinvestment of distributions	8,045	1,927
Shares redeemed	(259,889)	(525,815)
Net increase in shares	1,204	16,820

[a]	For financial reporting purposes certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 11

All-Asset Conservative Strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$23.51	$23.91	$22.83	$21.73	$25.68
Income (loss) from investment operations:
Net investment income[a]	.14	.04	.05	.40	.89
Net gain (loss) on investments (realized and unrealized)	1.67	(.35)	1.63	.70	(3.67)
Total from investment operations	1.81	(.31)	1.68	1.10	(2.78)
Less distributions from:
Net investment income	(.39)	(.04)[f]	(.59)[f]	(—)[b]	(.91)
Net realized gains	—	(.05)[f]	(.01)[f]	—	(.26)
Total distributions	(.39)	(.09)	(.60)	—	(1.17)
Net asset value, end of period	$24.93	$23.51	$23.91	$22.83	$21.73

Total Return[c]	7.71%	(1.30%)	7.40%	5.06%	(10.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,217	$11,492	$11,285	$8,171	$11,022
Ratios to average net assets:
Net investment income	0.57%	0.16%	0.20%	1.86%	3.72%
Total expenses[d]	— [g]	0.04%	—	— [g]	0.01%
Net expenses	— [g]	— [e]	—	— [g]	0.01%
Portfolio turnover rate	82%	148%	165%	291%	314%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
[g]	Less than 0.01%.

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

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the GUGGENHEIM FUNDS annual report | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

All-Asset Moderate Strategy fund

OBJECTIVE: Seeks to primarily provide growth of capital and, secondarily, preservation of capital.

The year was one of accommodative central banking. The markets entered the year with strong rallies due to announcements from the European Central Bank (ECB) regarding long-term refinancing operations. Similarly, after the markets fully digested this news and fell off, the ECB said in July it would do “whatever it takes” to save the euro, which has come to be seen as a turning point in the multi-year European debt crisis. In September, ECB cut interest rates and the U.S. Federal Reserve announced another round of quantitative easing, QE3. With this extensive policy accommodation, equity markets continued upward till the end of the year while credit markets rallied for the fourth straight year.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the one-year period ended December 31, 2012, the All-Asset Moderate Strategy Fund was up 10.03%, compared with its benchmark (48% Russell 3000® Index, 12% MSCI EAFE Index and 40% Barclays U.S. Aggregate Bond Index), which was up 11.29%.

In this period, the GF-Series Q (Small Cap Value Series), MSCI EAFE Index Futures, and the GF-Series P (High Yield Series) delivered the best returns, while the GF-Long/Short Commodities Strategy Fund, the GF-Managed Futures Strategy Fund, and the GF-Long/Short Interest Rate Strategy Fund detracted from performance.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
GF — Series E (U.S. Intermediate Bond Series)	19.6%
iShares Core Total US Bond Market ETF	17.7%
GF — U.S. Long Short Momentum Fund	10.4%
GF — Series B (Large Cap Value Series)	8.0%
GF — Series Y (Large Cap Concentrated Growth Series)	7.9%
GF — Multi-Hedge Strategies Fund	6.3%
GF — Series D (MSCI EAFE Equal Weight Series)	3.6%
GF — Series P (High Yield Series)	1.9%
GF — Series V (Mid Cap Value Series)	1.8%
GF — Series J (Mid Cap Growth Series)	1.8%
Top Ten Total	79.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GF — Guggenheim Funds

14 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)	December 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(10/27/06)
All-Asset Moderate Strategy Fund	10.03%	1.22%	2.52%
S&P 500 Index	16.00%	1.66%	2.78%
Synthetic All-Asset Moderate Strategy Benchmark†	11.29%	3.36%	4.20%

†	Benchmark reflects 48% Russell 3000 Index, 12% MSCI EAFE Index, and 40% Barclays U.S. Aggregate Bond Index.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays U.S. Aggregate Bond Index, Russell 3000 Index, and MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 15

SCHEDULE OF INVESTMENTS	December 31, 2012
All-Asset Moderate Strategy Fund

	Shares	Value

EXCHANGE TRADED FUNDS† - 17.7%
iShares Core Total US Bond Market ETF	30,873	$3,429,682
Total Exchange Traded Funds
(Cost $3,411,729)		3,429,682

MUTUAL FUNDS†,1 - 63.0%

Fixed Income Funds - 21.5%
GF — Series E (U.S. Intermediate
Bond Series)	263,365	3,805,624
GF — Series P (High Yield Series)	11,869	364,976
Total Fixed Income Funds		4,170,600
Domestic Equity Funds - 20.0%
GF — Series B (Large Cap Value Series)	53,900	1,544,785
GF — Series Y (Large Cap Concentrated
Growth Series)	144,833	1,526,544
GF — Series V (Mid Cap Value Series)	5,470	342,429
GF — Series J (Mid Cap Growth Series)	10,220	340,220
GF — Series X (Small Cap
Growth Series)	2,880	59,497
GF — Series Q (Small Cap Value Series)	1,550	59,443
Total Domestic Equity Funds		3,872,918
Alternatives Funds - 17.9%
GF — U.S. Long Short Momentum Fund*	161,289	2,014,494
GF — Multi-Hedge Strategies Fund	54,361	1,216,593
GF — Event Driven and Distressed
Strategies Fund — H Class*	7,948	213,486
GF — Long/Short Commodities
Strategy Fund — H Class*	771	13,600
GF — Managed Futures Strategy Fund*	201	3,643
Total Alternatives Funds		3,461,816
International Equity Funds - 3.6%
GF — Series D (MSCI EAFE Equal
Weight Series)	70,089	705,095
Total Mutual Funds
(Cost $9,702,197)		12,210,429

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 16.7%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$3,245,413	3,245,413
Total Repurchase Agreement
(Cost $3,245,413)		3,245,413
Total Investments - 97.4%
(Cost $16,359,339)		$18,885,524
Other Assets & Liabilities, net - 2.6%		501,666
Total Net Assets - 100.0%		$19,387,190

		unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $4,478,513)	63	$31,062
March 2013 MSCI EAFE Index Mini
Futures Contracts
(Aggregate Value of
Contracts $1,541,470)	19	25,435
March 2013 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $122,368)	1	2,823
January 2013 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $147,040)	3	2,673
March 2013 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $254,733)	1	2,129
March 2013 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $193,697)	2	1,925
March 2013 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $592,480)	7	(349)
(Total Aggregate Value
of Contracts $7,330,301)		$65,698

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2013 U.S. Treasury 5 Year
Note Futures Contracts
(Aggregate Value of
Contracts $372,516)	3	$(1,010)
March 2013 U.S. Treasury 10 Year
Note Futures Contracts
(Aggregate Value of
Contracts $794,250)	6	(5,097)
(Total Aggregate Value
of Contracts $1,166,766)		$(6,107)

16 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
All-Asset Moderate Strategy Fund

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 Euro FX Currency
Futures Contracts
(Aggregate Value of
Contracts $330,075)	2	$39
March 2013 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $103,370)	1	17
March 2013 British Pound
Futures Contracts
(Aggregate Value
of Contracts $101,531)	1	(44)
March 2013 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $100,600)	1	(134)
(Total Aggregate Value of
Contracts $635,576)		$(122)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2013 S&P/TSX 60 IX Index
Futures Contracts
(Aggregate Value of
Contracts $143,216)	1	400
March 2013 Nikkei 225 Index
Futures Contracts
(Aggregate Value of
Contracts $158,325)	3	(133)
January 2013 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $148,338)	1	(1,552)
(Total Aggregate Value of
Contracts $449,879)		$(1,285)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted. — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Affiliated funds.

[2]	Repurchase Agreement — See Note 5. GF — Guggenheim Funds

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 17

All-Asset Moderate Strategy Fund

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $3,411,729)	$3,429,682
Investments in affiliated issuers, at value
(cost $9,702,197)	12,210,429
Repurchase agreements, at value
(cost $3,245,413)	3,245,413
Total investments
(cost $16,359,339)	18,885,524
Segregated cash with broker	362,606
Receivables:
Variation margin	135,941
Dividends	7,109
Interest	11
Total assets	19,391,191
Liabilities:
Payable for:
Fund shares redeemed	4,001
Total liabilities	4,001
Net assets	$19,387,190
Net assets consist of:
Paid in capital	$20,603,011
Undistributed net investment income	288,761
Accumulated net realized loss on investments	(4,088,941)
Net unrealized appreciation on investments	2,584,359
Net assets	$19,387,190
Capital shares outstanding	753,814
Net asset value per share	$25.72

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends from securities of unaffiliated issuers	$74,057
Dividends from securities of affiliated issuers	7,121
Interest	2,819
Total investment income	83,997

Expenses:
Interest expense	294
Total expenses	294
Net investment income	83,703

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,934
Investments in affiliated issuers	213,373
Futures contracts	747,417
Foreign currency	(1,032)
Net realized gain	964,692
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,635
Investments in affiliated issuers	817,042
Futures contracts	20,667
Foreign currency	(43)
Net change in unrealized appreciation (depreciation)	841,301
Net realized and unrealized gain	1,805,993
Net increase in net assets resulting from operations	$1,889,696

18 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

All-Asset Moderate Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$83,703	$32,682
Net realized gain on investments	964,692	358,892
Net change in unrealized appreciation (depreciation) on investments	841,301	(969,347)
Net increase (decrease) in net assets resulting from operations	1,889,696	(577,773)

Distributions to shareholders from:
Net investment income	(316,661)	(40,301)[a]
Net realized gains	—	(41,167)[a]
Total distributions to shareholders	(316,661)	(81,468)

Capital share transactions:
Proceeds from sale of shares	3,527,949	9,199,143
Distributions reinvested	316,661	81,468
Cost of shares redeemed	(5,226,270)	(10,546,739)
Net decrease from capital share transactions	(1,381,660)	(1,266,128)
Net increase (decrease) in net assets	191,375	(1,925,369)

Net assets:
Beginning of year	19,195,815	21,121,184
End of year	$19,387,190	$19,195,815
Undistributed net investment income at end of year	$288,761	$46,785

Capital share activity:
Shares sold	141,706	372,015
Shares issued from reinvestment of distributions	12,663	3,416
Shares redeemed	(208,048)	(427,909)
Net decrease in shares	(53,679)	(52,478)

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 19

All-Asset Moderate Strategy Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$23.77	$24.56	$23.23	$20.78	$25.96
Income (loss) from investment operations:
Net investment income[a]	.11	.04	.05	.26	.47
Net gain (loss) on investments (realized and unrealized)	2.26	(.73)	1.76	2.19	(5.04)
Total from investment operations	2.37	(.69)	1.81	2.45	(4.57)
Less distributions from:
Net investment income	(.42)	(.05)[f]	(.47)[f]	(—)[b]	(.44)
Net realized gains	—	(.05)[f]	(.01)[f]	—	(.17)
Total distributions	(.42)	(.10)	(.48)	(—)	(.61)
Net asset value, end of period	$25.72	$23.77	$24.56	$23.23	$20.78

Total Return[c]	10.03%	(2.81%)	7.86%	11.79%	(17.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,387	$19,196	$21,121	$18,676	$19,841
Ratios to average net assets:
Net investment income	0.42%	0.16%	0.20%	1.25%	1.99%
Total expenses[d]	— [g]	0.04%	— [g]	— [g]	— [g]
Net expenses	— [g]	— [e]	— [g]	— [g]	— [g]
Portfolio turnover rate	69%	108%	187%	256%	232%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Distributions from net investment income are less than $0.01 per share.

[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expenses information, reflects the expense ratios after expense waivers.

[f]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

[g]	Less than 0.01%.

20 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

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the GUGGENHEIM FUNDS annual report | 21

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

All-Asset Aggressive Strategy FUND

OBJECTIVE: Seeks to primarily provide growth of capital.

The year was one of accommodative central banking. The markets entered the year with strong rallies due to announcements from the European Central Bank (ECB) regarding long-term refinancing operations. Similarly, after the markets fully digested this news and fell off, the ECB said in July it would do “whatever it takes” to save the euro, which has come to be seen as a turning point in the multi-year European debt crisis. In September, ECB cut interest rates and the U.S. Federal Reserve announced another round of quantitative easing, QE3. With this extensive policy accommodation, equity markets continued upward till the end of the year while credit markets rallied for the fourth straight year.

Our dynamically managed tactical overlay made a positive contribution to performance, but not enough to permit the portfolio to overcome the tumult in the market. For the one-year period ended December 31, 2012, the All-Asset Aggressive Strategy Fund was up 12.64%, compared with its benchmark (64% Russell 3000® Index, 16% MSCI EAFE Index and 20% Barclays U.S. Aggregate Bond Index), which was up 13.79%.

In this period, the GF-Series Q (Small Cap Value Series), MSCI EAFE Index Futures, and the GF-Series P (High Yield Series) delivered the best returns, while the GF-Long/Short Commodities Strategy Fund, the GF-Managed Futures Strategy Fund, and the GF-Long/Short Interest Rate Strategy Fund detracted from performance.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
GF — U.S. Long Short Momentum Fund	13.0%
GF — Series B (Large Cap Value Series)	10.2%
GF — Series Y (Large Cap Concentrated Growth Series)	10.1%
iShares Core Total US Bond Market ETF	9.9%
GF — Series E (U.S. Intermediate Bond Series)	9.6%
GF — Multi-Hedge Strategies Fund	6.3%
GF — Series D (MSCI EAFE Equal Weight Series)	4.8%
GF — Series V (Mid Cap Value Series)	2.0%
GF — Series J (Mid Cap Growth Series)	2.0%
GF — Series P (High Yield Series)	1.8%
Top Ten Total	69.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

GF — Guggenheim Funds

22 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)	December 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12
			Since
			Inception
	1 Year	5 Year	(10/27/06)
All-Asset Aggressive Strategy Fund	12.64%	1.45%	2.72%
S&P 500 Index	16.00%	1.66%	2.78%
Synthetic All-Asset Aggressive Strategy Benchmark†	13.79%	2.27%	3.30%

†	Benchmark reflects 64% Russell 3000 Index, 16% MSCI EAFE Index, and 20% Barclays U.S. Aggregate Bond Index.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index, are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

the GUGGENHEIM FUNDS annual report | 23

SCHEDULE OF INVESTMENTS	December 31, 2012
All-Asset Aggressive Strategy FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 9.9%
iShares Core Total US Bond Market ETF	4,402	$489,018
Total Exchange Traded Funds
(Cost $487,644)		489,018

MUTUAL FUNDS†,1 - 63.0%

Domestic Equity Funds - 26.4%
GF — Series B (Large Cap Value Series)	17,657	506,054
GF — Series Y (Large Cap Concentrated
Growth Series)	47,442	500,035
GF — Series V (Mid Cap Value Series)	1,592	99,658
GF — Series J (Mid Cap Growth Series)	2,975	99,029
GF — Series X (Small Cap Growth Series)	2,427	50,144
GF — Series Q (Small Cap Value Series)	1,306	50,092
Total Domestic Equity Funds		1,305,012
Alternatives Funds - 20.4%
GF — U.S. Long Short Momentum Fund*	51,373	641,647
GF — Multi-Hedge Strategies Fund	13,822	309,345
GF — Event Driven and Distressed
Strategies Fund - H Class*	2,023	54,330
GF — Long/Short Commodities
Strategy Fund - H Class*	197	3,476
GF — Managed Futures Strategy Fund*	85	1,546
Total Alternatives Funds		1,010,344
Fixed Income Funds - 11.4%
GF — Series E (U.S. Intermediate
Bond Series)	32,951	476,137
GF — Series P (High Yield Series)	2,808	86,360
Total Fixed Income Funds		562,497
International Equity Funds - 4.8%
GF — Series D (MSCI EAFE Equal
Weight Series)	23,400	235,400
Total Mutual Funds
(Cost $2,443,849)		3,113,253

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 24.1%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$1,191,714	1,191,714
Total Repurchase Agreement
(Cost $1,191,714)		1,191,714
Total Investments - 97.0%
(Cost $4,123,207)		$4,793,985
Other Assets & Liabilities,
net - 3.0%		149,827
Total Net Assets - 100.0%		$4,943,812

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 S&P 500 Index Mini Futures
Contracts (Aggregate Value of
Contracts $1,421,750)	20	$10,122
March 2013 MSCI EAFE Index Mini Futures
Contracts (Aggregate Value of
Contracts $567,910)	7	9,371
March 2013 Russell 2000 Index Mini Futures
Contracts (Aggregate Value of
Contracts $253,920)	3	2,284
January 2013 CAC40 10 Euro Index Futures
Contracts†† (Aggregate Value of
Contracts $98,027)	2	1,782
(Total Aggregate Value
of Contracts $2,341,607)		$23,559

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2013 U.S. Treasury 10 Year Note Futures
Contracts (Aggregate Value of
Contracts $132,375)	1	$(850)

*	Non-income producing security.

†	Value determined based on Level 1 inputs, unless otherwise noted. — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Affiliated funds.

[2]	Repurchase Agreement — See Note 5. GF — Guggenheim Funds

24 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

All-Asset Aggressive Strategy FUND

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $487,644)	$489,018
Investments in affiliated issuers, at value
(cost $2,443,849)	3,113,253
Repurchase agreements, at value
(cost $1,191,714)	1,191,714
Total investments
(cost $4,123,207)	4,793,985
Segregated cash with broker	104,152
Foreign cash due from broker	300
Receivables:
Variation margin	44,600
Dividends	1,014
Fund shares sold	367
Interest	4
Total assets	4,944,422
Liabilities:
Payable for:
Fund shares redeemed	610
Total liabilities	610
Net assets	$4,943,812
Net assets consist of:
Paid in capital	$5,161,904
Undistributed net investment income	53,556
Accumulated net realized loss on investments	(965,134)
Net unrealized appreciation on investments	693,486
Net assets	$4,943,812
Capital shares outstanding	196,071
Net asset value per share	$25.21

STATEMENT OF
OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends from securities of unaffiliated issuers	$12,022
Dividends from securities of affiliated issuers	1,796
Interest	937
Total investment income	14,755

Expenses:
Total expenses	—
Net investment income	14,755

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,355
Investments in affiliated issuers	37,704
Futures contracts	251,568
Foreign currency	(261)
Net realized gain	292,366
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	277
Investments in affiliated issuers	225,367
Futures contracts	8,666
Foreign currency	1
Net change in unrealized appreciation (depreciation)	234,311
Net realized and unrealized gain	526,677
Net increase in net assets resulting from operations	$541,432

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 25

All-Asset Aggressive Strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$14,755	$8,111
Net realized gain on investments	292,366	687,188
Net change in unrealized appreciation (depreciation) on investments	234,311	(1,036,370)
Net increase (decrease) in net assets resulting from operations	541,432	(341,071)

Distributions to shareholders from:
Net investment income	(69,065)	(23,761)[a]
Net realized gains	—	(23,447)[a]
Total distributions to shareholders	(69,065)	(47,208)

Capital share transactions:
Proceeds from sale of shares	1,999,963	4,467,442
Distributions reinvested	69,065	47,208
Cost of shares redeemed	(2,175,705)	(11,836,574)
Net decrease from capital share transactions	(106,677)	(7,321,924)
Net increase (decrease) in net assets	365,690	(7,710,203)

Net assets:
Beginning of year	4,578,122	12,288,325
End of year	$4,943,812	$4,578,122
Undistributed net investment income at end of year	$53,556	$10,982

Capital share activity:
Shares sold	80,932	182,503
Shares issued from reinvestment of distributions	2,830	2,065
Shares redeemed	(89,257)	(495,292)
Net decrease in shares	(5,495)	(310,724)

[a]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

26 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

All-Asset Aggressive Strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$22.71	$23.99	$21.51	$18.17	$25.21
Income (loss) from investment operations:
Net investment income[a]	.07	.03	.06	.11	.25
Net gain (loss) on investments (realized and unrealized)	2.79	(1.06)	2.59	3.23	(6.57)
Total from investment operations	2.86	(1.03)	2.65	3.34	(6.32)
Less distributions from:
Net investment income	(.36)	(.13)[f]	(.16)[f]	(—)[b]	(.24)
Net realized gains	—	(.12)[f]	(.01)[f]	—	(.48)
Total distributions	(.36)	(.25)	(.17)	(—)	(.72)
Net asset value, end of period	$25.21	$22.71	$23.99	$21.51	$18.17

Total Return[c]	12.64%	(4.29%)	12.34%	18.38%	(25.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,944	$4,578	$12,288	$7,974	$6,636
Ratios to average net assets:
Net investment income	0.30%	0.12%	0.27%	0.56%	1.11%
Total expenses[d]	—	0.08%	— [g]	— [g]	— [g]
Net expenses	—	— [e]	— [g]	— [g]	— [g]
Portfolio turnover rate	90%	109%	168%	307%	308%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Distributions from net investment income are less than $0.01 per share.

[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expenses information, reflects the expense ratios after expense waivers.

[f]	For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

[g]	Less than 0.01%.

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 27

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Asset Allocation Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of mutual funds (the “underlying funds”), within the same group of affiliated investment companies, and exchange-traded funds (“ETFs”), instead of in individual securities. The underlying funds are advised by GI.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The underlying funds are valued at their net asset value per share (“NAV”) as of the close of business, usually 4:00 p.m. on the valuation date and ETFs are valued at the last quoted sales price. Short-term debt securities with a maturity of 60 days or less and repurchase agreements, are valued at amortized cost, which approximates market value.

The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

28 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts.

F. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments including options, futures, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.

The Funds also directly utilize futures contracts as part of their investment strategies. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchangetraded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

In conjunction with the use of futures, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

GI manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay GI a management fee. As part of its agreement with the Trust, GI will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds and ETF’s in which the Fund invests.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information avail-

the GUGGENHEIM FUNDS annual report | 29

NOTES TO FINANCIAL STATEMENTS (continued)

able in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
All-Asset Conservative Strategy Fund	$9,930,559	$18,191	$2,176,183	$5,567	$—	$12,130,500
All-Asset Moderate Strategy Fund	15,640,111	56,953	3,245,413	9,550	—	18,952,027
All-Asset Aggressive Strategy Fund	3,602,271	21,777	1,191,714	1,782	—	4,817,544
Liabilities
All-Asset Conservative Strategy Fund	$—	$10,082	$—	$1,552	$—	$11,634
All-Asset Moderate Strategy Fund	—	8,319	—	—	—	8,319
All-Asset Aggressive Strategy Fund	—	850	—	—	—	850

* Other financial instruments includes futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2012, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreement in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.12%			1.75%
Due 01/02/13	$21,653,748	$21,653,892	07/31/15	$21,011,800	$22,086,834

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

During the year ended December 31, 2012, the Funds utilized currency and financial-linked derivatives comprised of futures contracts, to enable the Funds to pursue their investment objectives efficiently in gaining or hedging exposure to various market factors and to better manage their risk and cash positions. The following table represents the notional amount of futures contracts outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

30 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long	Short
All-Asset Conservative Strategy Fund	35%	5%
All-Asset Moderate Strategy Fund	40%	5%
All-Asset Aggressive Strategy Fund	50%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2012:

Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency contracts	variation margin	variation margin

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value

	Futures	Futures	Futures	Total Value at
	Equity	Currency	Interest Rate	December 31,
Fund	Contracts*	Contracts*	Contracts*	2012
All-Asset Conservative Strategy Fund	$23,721	$37	$—	$23,758
All-Asset Moderate Strategy Fund	66,447	56	—	66,503
All-Asset Aggressive Strategy Fund	23,559	—	—	23,559

Liability Derivative Investments Value

	Futures	Futures	Futures	Total Value at
	Equity	Currency	Interest Rate	December 31,
Fund	Contracts*	Contracts*	Contracts*	2012
All-Asset Conservative Strategy Fund	$1,790	$179	$9,665	$11,634
All-Asset Moderate Strategy Fund	2,034	178	6,107	8,319
All-Asset Aggressive Strategy Fund	—	—	850	850

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations

	Futures	Futures	Futures
	Equity	Currency	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
All-Asset Conservative Strategy Fund	$246,605	$(25,865)	$54,999	$275,739
All-Asset Moderate Strategy Fund	719,967	(35,132)	62,582	747,417
All-Asset Aggressive Strategy Fund	245,594	(4,754)	10,728	251,568

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations

	Futures	Futures	Futures
	Equity	Currency	Interest Rate
Fund	Contracts	Contracts	Contracts	Total
All-Asset Conservative Strategy Fund	$17,202	$(1,802)	$(15,588)	$(188)
All-Asset Moderate Strategy Fund	32,406	(2,670)	(9,069)	20,667
All-Asset Aggressive Strategy Fund	9,516	—	(850)	8,666

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts were used:

Fund	Amount
All-Asset Conservative Strategy Fund	$218,648
All-Asset Moderate Strategy Fund	797,073
All-Asset Aggressive Strategy Fund	236,858

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
All-Asset Conservative Strategy Fund	$196,949	$—	$196,949
All-Asset Moderate Strategy Fund	316,661	—	316,661
All-Asset Aggressive Strategy Fund	69,065	—	69,065

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
All-Asset Conservative Strategy Fund	$45,267	$—	$45,267
All-Asset Moderate Strategy Fund	81,468	—	81,468
All-Asset Aggressive Strategy Fund	47,208	—	47,208

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward[1]
All-Asset Conservative Strategy Fund	$226,559	$—	$551,921	$(1,504,421)
All-Asset Moderate Strategy Fund	288,760	—	1,224,210	(2,728,791)
All-Asset Aggressive Strategy Fund	53,556	—	342,248	(613,896)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2016	2017	2018	Short Term	Long Term	Carryforward
All-Asset Conservative Strategy Fund	$(249,390)	$(1,211,730)	$(43,301)	$—	$—	$(1,504,421)
All-Asset Moderate Strategy Fund	(756,275)	(1,613,664)	(358,852)	—	—	(2,728,791)
All-Asset Aggressive Strategy Fund	—	(613,896)	—	—	—	(613,896)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of futures contracts and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Loss
All-Asset Conservative Strategy Fund	$1	$330,119	$(330,120)
All-Asset Moderate Strategy Fund	—	474,934	(474,934)
All-Asset Aggressive Strategy Fund	—	96,884	(96,884)

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
All-Asset Conservative Strategy Fund	$11,556,087	$561,075	$(10,420)	$550,655
All-Asset Moderate Strategy Fund	17,664,704	1,234,198	(13,378)	1,220,820
All-Asset Aggressive Strategy Fund	4,451,737	344,341	(2,093)	342,248

8. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
All-Asset Conservative Strategy Fund	$8,139,176	$7,573,909
All-Asset Moderate Strategy Fund	11,224,537	12,005,835
All-Asset Aggressive Strategy Fund	3,525,247	3,724,090

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement at December 31, 2012.

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
All-Asset Conservative Strategy Fund	$8
All-Asset Moderate Strategy Fund	11
All-Asset Aggressive Strategy Fund	3

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (concluded)

to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

11. Subsequent Event

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund and All-Asset Aggressive Strategy Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, the transfer agent of underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
All-Asset Conservative Strategy Fund	9.03%
All-Asset Moderate Strategy Fund	0.07%
All-Asset Aggressive Strategy Fund	0.24%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
	Length of Service as Trustee
Name and Year of Birth	(Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
	Length of Service as Trustee
Name and Year of Birth	(Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded
	Length of Service as Trustee
Name and Year of Birth	(Year Began)	Number of Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

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DWA FLEXIBLE ALLOCATION FUND

DWA SECTOR ROTATION FUND

RVDWA-2-1212x1213

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two of our funds that are part of the Rydex Variable Funds. The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

In November 2011, Dorsey, Wright & Associates, LLC (“Dorsey Wright”) licensed models used in connection with management of the Funds to the Investment Adviser. Prior to November 2011, Dorsey Wright served as the Funds’ investment sub-adviser and used the same technical models in managing the Funds’ investment programs.

Dorsey Wright developed and maintains the models used by the Adviser to help implement the Funds’ investment strategies. In exchange for the use of the models, the Adviser has agreed to pay Dorsey Wright a monthly licensing fee that is based on each Fund’s assets under management.

The models, which are based on Dorsey Wright’s proprietary technical analysis, work by reallocating assets at different times in response to the changing patterns of returns available in the markets. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices, in an effort to determine probable future prices. The technical research is used to identify what is happening. This methodology allows the models to be adaptive to current market conditions.

The models rely on a number of technical indicators including, but not limited to, relative strength when making allocation decisions. The relative strength indicator is important because it adapts to the changing market conditions. The models use relative strength as the primary technical indicator to allocate assets both within and across market segments and asset classes. Relative strength measures the historical performance of an Exchange Traded Fund (“ETF”) or an Exchange Traded Product (“ETP”) or a group of ETFs or ETPs versus the appropriate base index. When the indicator is moving up, it shows that the ETF or ETP or group of ETFs or ETPs is performing better than the appropriate base index. When the indicator is moving down, it shows that the ETF or ETP or group of ETFs or ETPs is performing worse than the appropriate base index (i.e., not rising as fast or falling faster).

This report covers performance of the following Funds for the annual period ended December 31, 2012:

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2012

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The funds may not be suitable for all investors. • Although the fund’s asset allocation among several underlying funds that represent different asset classes generally limits risk and exposure to any one asset class or strategy, the risk remains that the fund’s investment advisor may favor an asset class that performs poorly relative to other asset classes. • There is also no guarantee that the underlying funds will achieve their investment objectives. • The fund will be exposed to all of the risks of the underlying funds and will bear a proportionate share of each underlying fund’s operating expenses. • The funds’ asset allocation among several underlying funds that represent different asset classes, such as domestic equities, international equities, fixed income and alternative assets, including inverse funds, exposes the fund to the risks of these asset classes. • Risks of underlying funds’ investments in the alternative asset class include those associated with investments in derivative instruments, leveraged and short selling techniques and commodities markets. • Risks of the international equities asset class include risks associated with investing in foreign instruments, including currency, which may expose the fund to increased volatility due to the impact of diplomatic, political or economic developments in the country in question. • Investments in the fixed-income asset class are subject to the risk of changes in value in response to interest rate changes and other factors. • Such investments may include lower rated (‘junk’) bonds, which are more at risk of default than other bond investments. • Further the fund and underlying funds may invest in derivative instruments, such as futures, options, swap agreements or structured notes, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. • The underlying funds may also engage in short selling, which involves increased risks and costs such as the risk of paying more for a security than receiving from its sale. • Certain of the underlying funds provide exposure to commodities markets, which may expose the fund to increased volatility due to several factors, including, interest rate changes or factors affecting a particular industry or commodity, such as drought, livestock disease, embargoes and regulatory developments. • This variable trust fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. • As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
DWA Flexible Allocation Fund	1.81%	2.69%	$1,000.00	$1,026.90	$9.22
DWA Sector Rotation Fund	1.81%	4.49%	1,000.00	1,044.90	9.30

Table 2. Based on hypothetical 5% return (before expenses)
DWA Flexible Allocation Fund	1.81%	5.00%	$1,000.00	$1,016.04	$9.17
DWA Sector Rotation Fund	1.81%	5.00%	1,000.00	1,016.04	9.17

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

6 | the GUGGENHEIM FUNDS annual report

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

DWA FLEXIBLE ALLOCATION FUND

OBJECTIVE: Seeks to provide capital appreciation with capital preservation as a secondary objective.

DWA Flexible Allocation Fund returned 2.11% for the one-year period ended December 31, 2012, trailing its benchmark, the S&P 500® Index, which gained 16.00%. The Fund lagged primarily due to a mid-year hedge. In addition, trends were short-lived and had very little follow-through.

All changes in our portfolios are a consequence of relative strength, rather than being a response to specific global or domestic events. Significant portfolio shifts were driven by relative strength over the course of 2012. Early in the year, the portfolio was dominated by economically insensitive equities such as consumer staples, along with other low-volatility holdings like fixed income. Over the course of the year, the portfolio emphasis became much more aggressive, with exposure to consumer cyclicals, financials, energy, and biotechnology.

The strongest performances were in consumer cyclicals, financials, and real estate. Utilities, fixed income, and commodities have not performed well, as risk aversion and inflation subsided.

The biggest negative factor in portfolio performance this year was simply a very choppy market environment. The S&P 500 had a good year, but had two significant corrections during the year. In the Flexible Allocation Fund, by the time a trend was established and entered, the trend often turned out to be nearly over. Another negative factor this year was the portfolio hedging transactions. Although hedging can be extraordinarily valuable in poor market years like 2008, it can create underperformance during choppy market environments. The net result of several partial hedges and one complete hedge this year was not a positive. In the case of the complete hedges, the hedging occurred at a point that turned out to be nearer the end of the declines than the beginning. The subsequent reversals created significant opportunity cost. (Although the partial hedges were a wash, using the S&P 500 price as an approximation, the cost of the complete hedge was 5-6%.)

Our investment process relies on market action rather than economic forecasts. If the indications provided by relative strength are accurate, global economic growth may be stronger going forward, given that the portfolio has significant exposure to consumer cyclicals, financials, and energy.

U.S. fiscal issues and European recession concerns are probably the major risks to an otherwise positive economic outlook. Investor sentiment is still broadly negative toward equities, which suggests that any positive revision of expectations could result in market gains.

Our investment philosophy is firmly grounded in a rotational process driven by relative strength, so we expect to be able to adapt to a wide variety of market conditions as they continue to present themselves.

Performance displayed represents past performance, which is no guarantee of future results.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Performance Report and FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 28, 2010

Ten Largest Holdings (% of Total Net Assets)
Consumer Discretionary Select Sector SPDR Fund	8.8%
iShares Nasdaq Biotechnology Index Fund	8.8%
Vanguard Consumer Discretionary ETF	8.7%
iShares Dow Jones US Consumer Services Sector Index Fund	8.5%
Financial Select Sector SPDR Fund	8.3%
Vanguard Financials ETF	8.2%
iShares Dow Jones US Financial Sector Index Fund	8.1%
SPDR S&P Oil & Gas Exploration & Production ETF	8.0%
iShares JPMorgan USD Emerging Markets Bond Fund	7.9%
Vanguard Health Care ETF	7.8%
Top Ten Total	83.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

		Since
		Inception
	1 Year	(04/28/10)
DWA Flexible Allocation
Fund	2.11%	-4.13%
S&P 500 Index	16.00%	9.29%
Synthetic DWA Flexible
Allocation Benchmark†	11.71%	8.37%

†	Benchmark reflects 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2012
DWA Flexible Allocation FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 98.6%

SECTOR FUND-BMI CONSUMER DISCRETIONARY - 26.1%
Consumer Discretionary
Select Sector SPDR Fund[1]	21,392	$1,014,622
Vanguard Consumer Discretionary ETF[1]	13,088	992,986
iShares Dow Jones US Consumer
Services Sector Index Fund	11,304	981,187
Total Sector Fund-BMI Consumer Discretionary		2,988,795
SECTOR FUND-FINANCIALS - 24.5%
Financial Select Sector SPDR Fund[1]	57,990	951,036
Vanguard Financials ETF[1]	27,370	935,507
iShares Dow Jones US Financial
Sector Index Fund[1]	15,340	931,138
Total Sector Fund-Financials		2,817,681
SECTOR FUND-HEALTH CARE - 15.6%
Vanguard Health Care ETF[1]	12,509	896,520
iShares Dow Jones US Healthcare
Sector Index Fund	10,725	895,645
Total Sector Fund-Health Care		1,792,165
SECTOR FUND-BIOTECHNOLOGY - 8.8%
iShares Nasdaq Biotechnology Index Fund	7,376	1,012,135
SECTOR FUND-ENERGY - 8.0%
SPDR S&P Oil & Gas Exploration &
Production ETF	16,916	914,648
INTERNATIONAL - 7.9%.
iShares JPMorgan USD Emerging
Markets Bond Fund	7,366	904,545
SECTOR FUND-INTERNET & TELECOMMUNICATIONS - 7.7%
Vanguard Telecommunication
Services ETF	12,669	886,957
Total Exchange Traded Funds
(Cost $10,840,263)		11,316,926

	Face
	Amount

REPURCHASE AGREEMENTS††,2 - 1.7%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$49,806	49,806
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	49,806	49,806
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	49,805	49,805
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	49,805	49,805
Total Repurchase Agreements
(Cost $199,222)		199,222

SECURITIES LENDING COLLATERAL††,3 - 16.3%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	1,144,613	1,144,613
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	726,462	726,462
Total Securities Lending Collateral
(Cost $1,871,075)		1,871,075
Total Investments - 116.6%
(Cost $12,910,560)		$13,387,223
Other Assets & Liabilities, net - (16.6)%		(1,908,384)
Total Net Assets - 100.0%		$11,478,839

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DWA Flexible Allocation FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value - including $1,849,937 of securities loaned
(cost $10,840,263)	$11,316,926
Repurchase agreements, at value
(cost $2,070,297)	2,070,297
Total investments
(cost $12,910,560)	13,387,223
Cash	8,074
Receivables:
Dividends	20,885
Interest	905
Total assets	13,417,087
Liabilities:
Payable for:
Payable upon return of securities loaned	1,871,075
Fund shares redeemed	25,729
Management fees	9,090
Transfer agent and administrative fees	2,273
Investor service fees	2,273
Portfolio accounting fees	909
Miscellaneous	26,899
Total liabilities	1,938,248
Net assets	$11,478,839
Net assets consist of:
Paid in capital	$12,412,996
Undistributed net investment income	374,318
Accumulated net realized loss on investments	(1,785,138)
Net unrealized appreciation on investments	476,663
Net assets	$11,478,839
Capital shares outstanding	527,945
Net asset value per share	$21.74

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends	$259,330
Income from securities lending, net	1,833
Interest	1,661
Total investment income	262,824

Expenses:
Management fees	152,027
Transfer agent and administrative fees	38,006
Investor service fees	38,006
Portfolio accounting fees	15,203
Professional fees	14,450
Custodian fees	3,127
Trustees’ fees*	1,749
Miscellaneous	14,814
Total expenses	277,382
Net investment loss	(14,558)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(209,097)
Net realized loss	(209,097)
Net change in unrealized appreciation (depreciation) on:
Investments	624,835
Net change in unrealized appreciation (depreciation)	624,835
Net realized and unrealized gain	415,738
Net increase in net assets resulting from operations	$401,180

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

DWA Flexible Allocation FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(14,558)	$(210,258)
Net realized loss on investments	(209,097)	(782,659)
Net change in unrealized appreciation (depreciation) on investments	624,835	(1,579,249)
Net increase (decrease) in net assets resulting from operations	401,180	(2,572,166)

Distributions to shareholders from:
Net investment income	—	(86,536)
Net realized gains	—	(420,821)
Total distributions to shareholders	—	(507,357)

Capital share transactions:
Proceeds from sale of shares	814,128	5,404,839
Distributions reinvested	—	507,357
Cost of shares redeemed	(6,921,636)	(6,697,960)
Net decrease from capital share transactions	(6,107,508)	(785,764)
Net decrease in net assets	(5,706,328)	(3,865,287)

Net assets:
Beginning of year	17,185,167	21,050,454
End of year	$11,478,839	$17,185,167
Undistributed/(Accumulated) net investment income/(loss) at end of year	$374,318	$(388,074)

Capital share activity:
Shares sold	36,918	220,759
Shares issued from reinvestment of distributions	—	23,348
Shares redeemed	(316,052)	(292,347)
Net decrease in shares	(279,134)	(48,240)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DWA Flexible Allocation FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2012	2011[e]	2010[a,e]
Per Share Data
Net asset value, beginning of period	$21.29	$24.61	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.23)	.12
Net gain (loss) on investments
(realized and unrealized)	.47	(2.50)	(.51)
Total from investment operations	.45	(2.73)	(.39)
Less distributions from:
Net investment income	—	(.10)	—
Net realized gains	—	(.49)	—
Total distributions	—	(.59)	—
Net asset value, end of period	$21.74	$21.29	$24.61

Total Return[c]	2.11%	(11.14%)	(1.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,479	$17,185	$21,050
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.97%)	0.83%
Total expenses[d]	1.82%	1.85%	1.84%
Portfolio turnover rate	326%	356%	305%

[a]	Since commencement of operations: April 28, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Guggenheim Investments directly managed the Fund effective November 14, 2011. Prior to November 14, 2011, Dorsey Wright sub-advised the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

DWA Sector Rotation fund

OBJECTIVE: Seeks to provide long-term capital appreciation.

DWA Sector Rotation Fund returned 3.83% for the one-year period ended December 31, 2012, trailing its benchmark, the S&P 500® Index, which gained 16.00%. The Fund lagged primarily due to a mid-year hedge. In addition, trends were short-lived and had very little follow-through.

All changes in our portfolios are a consequence of relative strength, rather than a response to specific global or domestic events. Relative strength drove significant portfolio changes over the course of 2012. Early in the year, there was heavy exposure to less economically sensitive areas like utilities and consumer staples. Starting in Q2, more economically sensitive sectors like financials, consumer cyclicals, energy, and basic materials were added to the portfolio. Real estate was also a significant weight from summer through autumn, but is now out of the portfolio.

The strongest performances were in biotechnology, consumer cyclicals, real estate, and financials. All of these were in the portfolio at various times during the year. Utilities and consumer staples were generally poor performers and were removed from the portfolio early in the year.

The biggest negative factor in the portfolio performance this year was a mid-year hedge and generally short-lived trends. The S&P 500 had a good year, but had two significant corrections during the year. In the Sector Rotation Fund, by the time a trend was established and entered, the trend often turned out to be nearly over. Another negative factor this year was a mid-year portfolio hedging transaction. Although hedging can be extraordinarily valuable in poor market years like 2008, it can create underperformance during choppy market environments. The net result this year of a mid-year hedge was not a positive, as the hedge occurred at a point that turned out to be nearer the end of the decline than the beginning. The reversals created significant opportunity cost. (Using the S&P 500 price as an approximation, the total cost was 5-6%.)

Our investment process relies on market action rather than economic forecasts. Given the current large sector allocations in consumer cyclicals, financials, and energy, global economic growth may start to accelerate, if the indications provided by relative strength are correct.

The major risk to the current positive outlook for the equity market may be U.S. fiscal issues and European recession concerns. Investor sentiment has been stubbornly negative toward equities, despite what has been an improving economic backdrop—and it seems this may be beginning to thaw. As a result, any positive revision of expectations could result in market gains.

Our investment philosophy is firmly grounded in a rotational process driven by relative strength, so we expect to be able to adapt to market conditions as they continue to change.

Performance displayed represents past performance, which is no guarantee of future results.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Performance Report and FUND PROFILE (Unaudited) (concluded)

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 28, 2010

Ten Largest Holdings (% of Total Net Assets)
PowerShares Dynamic Energy Exploration & Production Portfolio	10.2%
SPDR S&P International Technology Sector ETF	10.1%
PowerShares Dynamic Energy Sector Portfolio	10.1%
PowerShares Dynamic Oil & Gas Services Portfolio	10.1%
PowerShares Dynamic Financial Sector Portfolio	10.1%
PowerShares Dynamic Basic Materials Sector Portfolio	10.0%
iShares Dow Jones US Consumer Services Sector Index Fund	10.0%
iShares Dow Jones US Financial Sector Index Fund	9.8%
iShares S&P Global Financials Sector Index Fund	9.6%
iShares Dow Jones US Telecommunications Sector Index Fund	9.5%
Top Ten Total	99.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

		Since
		Inception
	1 Year	(04/28/10)
DWA Sector Rotation Fund	3.83%	-2.97%
S&P 500 Index	16.00%	9.29%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no a management fees or operating expenses to reduce its reported return. Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2012
DWA Sector Rotation FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 99.5%

Sector Fund-Energy - 30.3%
PowerShares Dynamic Energy Exploration
& Production Portfolio	56,261	$1,517,360
PowerShares Dynamic Energy
Sector Portfolio	34,896	1,498,085
PowerShares Dynamic Oil & Gas
Services Portfolio	73,639	1,497,817
Total Sector Fund-Energy		4,513,262
Sector Fund-Financials - 29.5%
PowerShares Dynamic Financial
Sector Portfolio[2]	70,817	1,497,779
iShares Dow Jones US Financial
Sector Index Fund	24,018	1,457,893
iShares S&P Global Financials
Sector Index Fund	31,291	1,428,747
Total Sector Fund-Financials		4,384,419
Sector Fund-Technology - 10.1%
SPDR S&P International
Technology Sector ETF[2]	55,549	1,505,933
Sector Fund-Basic Materials - 10.0%
PowerShares Dynamic Basic Materials
Sector Portfolio	36,921	1,493,307
Sector Fund-BMI Consumer Discretionary - 10.0%
iShares Dow Jones US Consumer
Services Sector Index Fund	17,150	1,488,620
Sector Fund-Internet & Telecommunications - 9.6%
iShares Dow Jones US Telecommunications
Sector Index Fund	58,570	1,420,908
Total Exchange Traded Funds
(Cost $14,395,663)		14,806,449

	Face
	Amount

REPURCHASE AGREEMENTS††,1 - 0.9%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$32,795	32,795
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	32,796	32,796
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	32,796	32,796
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	32,796	32,796
Total Repurchase Agreements
(Cost $131,183)		131,183
Total Investments - 100.4%
(Cost $14,526,846)		$14,937,632
Other Assets & Liabilities, net - (0.4)%		(57,469)
Total Net Assets - 100.0%		$14,880,163

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

[2]	Affiliated security — See Note 8.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DWA Sector Rotation FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments in unaffiliated issuers, at value
(cost $11,438,945)	$11,802,737
Investments in affiliated issuers, at value
(cost $2,956,718)	3,003,712
Repurchase agreements, at value
(cost $131,183)	131,183
Total investments
(cost $14,526,846)	14,937,632
Receivables:
Interest	1
Total assets	14,937,633
Liabilities:
Payable for:
Management fees	11,766
Transfer agent and administrative fees	2,941
Investor service fees	2,941
Portfolio accounting fees	1,177
Fund shares redeemed	773
Miscellaneous	37,872
Total liabilities	57,470
Net assets	$14,880,163
Net assets consist of:
Paid in capital	$14,812,461
Undistributed net investment income	—
Accumulated net realized loss on investments	(343,084)
Net unrealized appreciation on investments	410,786
Net assets	$14,880,163
Capital shares outstanding	646,373
Net asset value per share	$23.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Dividends from securities of unaffiliated issuers	$274,055
Dividends from securities of affiliated issuers	7,525
Interest	208
Total investment income	281,788

Expenses:
Management fees	197,934
Transfer agent and administrative fees	49,484
Investor service fees	49,484
Portfolio accounting fees	19,793
Professional fees	18,325
Custodian fees	4,077
Trustees’ fees*	2,321
Miscellaneous	19,709
Total expenses	361,127
Net investment loss	(79,339)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,175,525
Investments in affiliated issuers	(5,416)
Net realized gain	1,170,109
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(354,096)
Investments in affiliated issuers	46,994
Net change in unrealized appreciation (depreciation)	(307,102)
Net realized and unrealized gain	863,007
Net increase in net assets resulting from operations	$783,668

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DWA Sector Rotation FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(79,339)	$(238,897)
Net realized gain on investments	1,170,109	674,701
Net change in unrealized appreciation (depreciation) on investments	(307,102)	(2,684,447)
Net increase (decrease) in net assets resulting from operations	783,668	(2,248,643)

Distributions to shareholders from:
Net investment income	—	(42,734)
Total distributions to shareholders	—	(42,734)

Capital share transactions:
Proceeds from sale of shares	1,423,438	4,213,685
Distributions reinvested	—	42,734
Cost of shares redeemed	(10,997,721)	(13,849,319)
Net decrease from capital share transactions	(9,574,283)	(9,592,900)
Net decrease in net assets	(8,790,615)	(11,884,277)

Net assets:
Beginning of year	23,670,778	35,555,055
End of year	$14,880,163	$23,670,778
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	62,197	175,540
Shares issued from reinvestment of distributions	—	1,952
Shares redeemed	(483,642)	(593,516)
Net decrease in shares	(421,445)	(416,024)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DWA Sector Rotation FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2012	2011[e]	2010[a,e]
Per Share Data
Net asset value, beginning of period	$22.17	$23.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.18)	.03
Net gain (loss) on investments
(realized and unrealized)	.94	(1.57)	(1.07)
Total from investment operations	.85	(1.75)	(1.04)
Less distributions from:
Net investment income	—	(.04)	—
Total distributions	—	(.04)	—
Net asset value, end of period	$23.02	$22.17	$23.96

Total Return[c]	3.83%	(7.31%)	(4.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,880	$23,671	$35,555
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.78%)	0.22%
Total expenses[d]	1.82%	1.86%	1.84%
Portfolio turnover rate	259%	307%	312%

[a]	Since commencement of operations: April 28, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Guggenheim Investments directly managed the Fund effective November 14, 2011. Prior to November 14, 2011, Dorsey Wright sub-advised the Fund.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 19

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Dorsey Wright & Associates, Inc. (“DWA”) Funds (the “Funds”), while the other funds are contained in separate reports.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Each Fund, a “fund of funds,” seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) (“underlying funds”) or other exchange-traded products (“ETPs”) to allocate its investment exposure to market segments including domestic equity, international equity, fixed income and alternative assets.

Dorsey, Wright & Associates, LLC (“Dorsey Wright”) is an independent and privately owned registered investment advisory firm. In November 2011, Dorsey Wright granted a non-transferable, non-exclusive right and license to the Advisor to use the models and related trademarks in connection with the management of the Funds. Prior to November 2011, Dorsey Wright served as the Funds’ investment sub-adviser and used the same technical models in managing the Funds’ investment programs. In exchange for the use of the models, the Advisor has agreed to pay Dorsey Wright a monthly licensing fee that is based on each Fund’s assets under management. Dorsey Wright retains all rights of ownership in and to the models and any related marks, and is the sole owner of all right, title and interest in and to the models and related marks.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sales price.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B.  Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C.  Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

20 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Financial Instruments

The Funds invest to a significant extent in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

3.  Fees And Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at an annual percentage rate of 1.00% of the average daily net assets of each Fund.

GI bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GDL and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4.  Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

the GUGGENHEIM FUNDS annual report | 21

NOTES TO FINANCIAL STATEMENTS (continued)

measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
DWA Flexible Allocation Fund	$11,316,926	$2,070,297	$—	$13,387,223
DWA Sector Rotation Fund	14,806,449	131,183	—	14,937,632

For the year ended December 31, 2012, there were no transfers between levels.

5.  Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			Federal Home Loan Bank
0.12%			0.17%
Due 01/02/13	$34,782,987	$34,783,219	12/18/13	$22,960,000	$23,010,773
			Freddie Mac
			0.65%
			03/12/15	12,250,000	12,468,316
Deutsche Bank			U.S. Treasury Note
0.11%			2.13%
Due 01/02/13	34,782,987	34,783,200	12/31/15	33,710,300	35,478,699
Credit Suisse Group			U.S. Treasury Note
0.12%			1.75%
Due 01/02/13	34,782,987	34,783,219	07/31/15	33,751,800	35,478,656
Mizuho Financial Group, Inc.			U.S. Treasury Bill
0.14%			0.00%
Due 01/02/13	34,782,987	34,783,258	11/14/13	35,519,500	35,478,653

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6.  Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

22 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in tax-able years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
DWA Sector Rotation Fund	$921,812

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

		Ordinary	Long-Term	Total
Fund		Income	Capital Gain	Distributions
DWA Flexible Allocation Fund		$—	$—	$—
DWA Sector Rotation Fund		—	—	—

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

		Ordinary	Long-Term	Total
Fund		Income	Capital Gain	Distributions
DWA Flexible Allocation Fund		$266,145	$241,212	$507,357
DWA Sector Rotation Fund		42,734	—	42,734

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward
DWA Flexible Allocation Fund	$—	$—	$792,314	$(1,726,471)[1]
DWA Sector Rotation Fund	—	—	325,823	(258,122)[1]

Capital loss carryforward amounts may be limited due to Federal income tax regulations.

the GUGGENHEIM FUNDS annual report | 23

NOTES TO FINANCIAL STATEMENTS (continued)

1A summary of the expiration of the aforementioned capital loss carryforward is as follows:

				Total
	Expires in	Unlimited		Capital Loss
Fund	2018	Short Term	Long Term	Carryforward
DWA Flexible Allocation Fund	$—	$(1,505,399)	$(221,072)	$(1,726,471)
DWA Sector Rotation Fund	(258,122)	—	—	(258,122)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales and partnership income and expenses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	net Investment	net Realized
Fund	Capital	Income	gain (Loss)
DWA Flexible Allocation Fund	$(37,383)	$776,950	$(739,567)
DWA Sector Rotation Fund	(79,339)	79,339	—

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	gain	Loss	gain
DWA Flexible Allocation Fund	$12,594,909	$871,313	$(78,999)	$792,314
DWA Sector Rotation Fund	14,611,809	388,682	(62,859)	325,823

7. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

	Purchases	Sales
DWA Flexible Allocation Fund	$44,910,748	$50,889,152
DWA Sector Rotation Fund	51,306,251	60,956,923

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended December 31, 2012 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment	Realized
Fund	Security	12/31/11	Additions	Reductions	12/31/12	12/31/12	Income	Loss
DWA Sector Rotation Fund	Exchange Traded Funds:
	PowerShares Dynamic
	Financial Sector Portfolio	$—	$1,598,144	$(116,107)	$1,497,779	70,817	$7,525	$(5,416)
	SPDR S&P International
	Technology Sector ETF	—	1,480,098	—	1,505,933	55,549	—	—
	Total	$—	$3,078,241	$(116,107)	$3,003,712	126,366	$7,525	$(5,416)

24 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

9.  Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement at December 31, 2012.

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
DWA Flexible Allocation Fund	$10,372
DWA Sector Rotation Fund	13,117

10.  Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury, U.S. Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2012, the following Funds participated in securities lending and received cash collateral in the form of repurchase agreements:

Fund	Value of Securities Loaned	Cash Collateral Received
DWA Flexible Allocation Fund	$1,849,937	$1,871,075

The following represents a breakdown of the collateral for the repurchase agreements as of December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

11.  Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in

the GUGGENHEIM FUNDS annual report | 25

NOTES TO FINANCIAL STATEMENTS (concluded)

2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Variable Trust, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Subsequent Event

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

26 | the GUGGENHEIM FUNDS annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities of the DWA Flexible Allocation Fund and DWA Sector Rotation Fund (two of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 28, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and for the period from April 28, 2010 (commencement of operations) through December 31, 2010, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

the GUGGENHEIM FUNDS annual report | 27

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

28 | the GUGGENHEIM FUNDS annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

30 | the GUGGENHEIM FUNDS annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

the GUGGENHEIM FUNDS annual report | 31

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, fire-walls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

32 | The Guggenheim Funds annual REPORT

GUGGENHEIM INVESTMENTS PRIVACY Policies (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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Item 12. Exhibits.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	April 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	April 23, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	April 23, 2013

* Print the name and title of each signing officer under his or her signature.